UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04681
Name of Registrant:	Vanguard Bond Index Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2017 – June 30, 2017
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2017

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Short-Term Bond Index Fund.	8
Intermediate-Term Bond Index Fund.	27
Long-Term Bond Index Fund.	46
About Your Fund’s Expenses.	66
Trustees Approve Advisory Arrangements.	69
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended June 30, 2017, returns of the funds in this report ranged from 1.05% for Investor Shares of Vanguard Short-Term Bond Index Fund to 6.34% for ETF Shares of Vanguard Long-Term Bond Index Fund. Although the shorter-term funds performed in line with their benchmarks, the Long-Term Fund deviated from its benchmark, largely because of security pricing differences that are expected to be temporary. Results versus the funds’ peer groups were mixed.

• Interest rates were pulled in different directions during the period. The Federal Reserve raised the federal funds rate twice, which lifted short-term rates. Longer-term rates slipped on dimming prospects for faster growth and higher inflation.

• Treasuries returned almost 2%, mortgage-backed securities a little less, and corporate bonds almost 4%.

• Lower-quality investment-grade bonds outpaced higher-quality bonds.

Total Returns: Six Months Ended June 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	1.56%	0.76%	0.29%	1.05%
ETF Shares	1.64
Market Price				1.08
Net Asset Value				1.10
Admiral™ Shares	1.64	0.80	0.29	1.09
Institutional Shares	1.66	0.81	0.29	1.10
Institutional Plus Shares	1.67	0.81	0.29	1.10
Bloomberg Barclays U.S. 1–5 Year Government/Credit Float
Adjusted Index				1.14
1–5 Year Investment-Grade Debt Funds Average				1.29
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total Returns: Six Months Ended June 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.41%	1.29%	1.60%	2.89%
ETF Shares	2.49
Market Price				2.79
Net Asset Value				2.91
Admiral Shares	2.49	1.33	1.60	2.93
Institutional Shares	2.51	1.34	1.60	2.94
Institutional Plus Shares	2.52	1.34	1.60	2.94
Bloomberg Barclays U.S. 5–10 Year Government/Credit Float
Adjusted Index				2.87
Core Bond Funds Average				2.40
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Bond Index Fund
Investor Shares	3.51%	1.98%	4.29%	6.27%
ETF Shares	3.59
Market Price				6.26
Net Asset Value				6.34
Institutional Shares	3.61	2.03	4.29	6.32
Institutional Plus Shares	3.62	2.03	4.29	6.32
Bloomberg Barclays U.S. Long Government/Credit Float
Adjusted Index				6.03
Corporate A-Rated Debt Funds Average				3.31
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Short-Term Bond Index Fund	0.15%	0.07%	0.07%	0.05%	0.04%	0.73%
Intermediate-Term Bond Index
Fund	0.15	0.07	0.07	0.05	0.04	0.78
Long-Term Bond Index Fund	0.15	0.07	—	0.05	0.04	0.84

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the funds’ annualized expense ratios were: for the Short-Term Bond Index Fund, 0.15% for Investor
Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the
Intermediate-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional
Shares, and 0.04% for Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares,
0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares. Peer-group expense ratios are derived from data provided by
Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund,
Core Bond Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity

4

dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
			Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

5

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition

6

period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

7

Short-Term Bond Index Fund

Fund Profile
As of June 30, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBISX	BSV	VBIRX	VBITX	VBIPX
Expense Ratio[1]	0.15%	0.07%	0.07%	0.05%	0.04%
30-Day SEC Yield	1.56%	1.64%	1.64%	1.66%	1.67%

Financial Attributes

		Bloomberg
		Barclays
		1–5 Year	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	2,453	2,736	9,347

Yield to Maturity
(before expenses)	1.8%	1.8%	2.5%

Average Coupon	2.0%	2.2%	3.0%

Average Duration	2.8 years	2.8 years	6.1 years

Average Effective
Maturity	2.9 years	2.9 years	8.3 years

Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Finance	11.1%
Foreign	8.2
Industrial	14.8
Treasury/Agency	64.3
Utilities	1.2
Other	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
Bloomberg
Barclays
1–5 Year
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.84
Beta	1.03	0.42
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.3%
Aaa	6.3
Aa	5.0
A	12.1
Baa	12.3

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.7%
1 - 3 Years	55.6
3 - 5 Years	43.7

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for
Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares.

8

Short-Term Bond Index Fund

Investment Focus

9

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2006, Through June 30, 2017
				Spliced
				Bloomberg
				Barclays
				1–5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.79%	2.43%	7.22%	7.27%
2008	3.95	1.48	5.43	5.12
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	1.10	-1.03	0.07	0.29
2014	1.11	0.05	1.16	1.43
2015	1.23	-0.38	0.85	0.97
2016	1.39	0.02	1.41	1.57
2017	0.76	0.29	1.05	1.14
For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended June 30, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	-0.03%	1.10%	2.03%	0.79%	2.82%
ETF Shares	4/3/2007
Market Price		-0.01	1.17			2.88
Net Asset Value		0.00	1.19			2.90
Admiral Shares	11/12/2001	0.05	1.18	2.12	0.79	2.91
Institutional Shares	9/27/2011	0.06	1.21	1.42[1]	-0.10[1]	1.32[1]
Institutional Plus Shares	9/29/2011	0.07	1.23	1.44[1]	-0.10[1]	1.34[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

10

Short-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	1.250%	10/31/21	768,246	750,362	1.5%
United States Treasury
Note/Bond	1.250%	3/31/21	735,401	723,105	1.4%
United States Treasury
Note/Bond	1.375%	8/31/20	723,270	718,185	1.4%
United States Treasury
Note/Bond	1.375%	3/31/20	702,263	699,517	1.4%
United States Treasury
Note/Bond	1.500%	11/30/19	686,024	686,669	1.4%
United States Treasury
Note/Bond	1.125%	9/30/21	697,653	678,684	1.4%
United States Treasury
Note/Bond	1.875%	1/31/22	670,005	670,843	1.3%
United States Treasury
Note/Bond	1.625%	11/30/20	662,760	662,349	1.3%
United States Treasury
Note/Bond	1.125%	8/31/21	653,088	635,944	1.3%
United States Treasury
Note/Bond	1.250%	11/30/18	624,679	623,898	1.2%
United States Treasury
Note/Bond	1.375%	5/31/21	613,845	605,306	1.2%
United States Treasury
Note/Bond	1.625%	7/31/20	575,534	576,253	1.1%
United States Treasury
Note/Bond	1.000%	8/15/18	558,419	556,498	1.1%
United States Treasury
Note/Bond	1.375%	10/31/20	555,036	550,529	1.1%

11

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	1.375%	2/29/20	540,182	538,324	1.1%
United States Treasury
Note/Bond	1.125%	6/30/21	549,223	536,009	1.1%
United States Treasury
Note/Bond	1.625%	3/31/19	514,125	516,454	1.0%
United States Treasury
Note/Bond	1.000%	9/15/18	516,904	514,966	1.0%
United States Treasury
Note/Bond	1.625%	8/31/19	511,191	513,430	1.0%
United States Treasury
Note/Bond	1.750%	4/30/22	492,640	489,714	1.0%
United States Treasury
Note/Bond	1.625%	6/30/19	483,139	485,328	1.0%
United States Treasury
Note/Bond	1.125%	2/28/21	454,402	445,173	0.9%
United States Treasury
Note/Bond	1.500%	5/31/20	445,312	444,684	0.9%
United States Treasury
Note/Bond	1.375%	9/30/20	442,932	439,539	0.9%
United States Treasury
Note/Bond	1.375%	9/30/18	439,220	439,492	0.9%
United States Treasury
Note/Bond	0.750%	2/15/19	433,479	429,279	0.9%
United States Treasury
Note/Bond	1.750%	9/30/19	406,596	409,519	0.8%
United States Treasury
Note/Bond	1.250%	1/31/20	409,467	406,908	0.8%
United States Treasury
Note/Bond	1.875%	3/31/22	385,220	385,401	0.8%
United States Treasury
Note/Bond	1.500%	5/31/19	382,425	383,320	0.8%
United States Treasury
Note/Bond	1.750%	5/31/22	382,377	380,105	0.8%
United States Treasury
Note/Bond	1.375%	1/31/21	361,339	357,502	0.7%
United States Treasury
Note/Bond	1.500%	2/28/19	353,855	354,630	0.7%
United States Treasury
Note/Bond	1.625%	4/30/19	347,774	349,297	0.7%
United States Treasury
Note/Bond	1.000%	10/15/19	348,275	344,956	0.7%
United States Treasury
Note/Bond	0.875%	5/15/19	345,105	341,923	0.7%
United States Treasury
Note/Bond	1.500%	5/15/20	340,461	340,036	0.7%
United States Treasury
Note/Bond	1.500%	8/31/18	333,780	334,458	0.7%
United States Treasury
Note/Bond	1.750%	6/30/22	330,000	327,835	0.7%
United States Treasury
Note/Bond	1.500%	10/31/19	327,228	327,689	0.7%
United States Treasury
Note/Bond	1.375%	4/30/20	314,470	313,045	0.6%

12

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	1.750%	11/30/21	312,408	311,577	0.6%
United States Treasury
Note/Bond	1.625%	7/31/19	309,561	310,963	0.6%
United States Treasury
Note/Bond	1.125%	1/15/19	310,230	309,116	0.6%
United States Treasury
Note/Bond	1.125%	7/31/21	303,355	295,677	0.6%
United States Treasury
Note/Bond	1.500%	4/15/20	293,296	293,067	0.6%
United States Treasury
Note/Bond	0.875%	4/15/19	292,320	289,762	0.6%
United States Treasury
Note/Bond	1.500%	1/31/19	287,610	288,194	0.6%
United States Treasury
Note/Bond	1.625%	6/30/20	277,165	277,642	0.6%
United States Treasury
Note/Bond	0.750%	7/15/19	274,123	270,612	0.5%
United States Treasury
Note/Bond	0.750%–9.125%	5/15/18–6/30/22	7,124,128	7,116,806	14.3%
				30,050,574	60.3%
Agency Bonds and Notes
1 Federal Home Loan
Banks	0.625%–5.625%	8/7/18–11/29/21	513,745	519,112	1.0%
2 Federal National
Mortgage Assn.	0.000%–2.000%	7/20/18–4/5/22	833,882	829,299	1.7%
Agency Bonds and Notes—Other †				603,928	1.2%
				1,952,339	3.9%
Total U.S. Government and Agency Obligations (Cost $32,167,813)				32,002,913	64.2%
Corporate Bonds
Finance
3 Banking †				4,523,257	9.1%
Brokerage †				107,441	0.2%
3 Finance Companies †				230,343	0.5%
Insurance †				407,686	0.8%
Real Estate Investment Trusts †				229,836	0.4%
				5,498,563	11.0%
Industrial
3 Basic Industry †				344,761	0.7%
Capital Goods †				657,472	1.3%
3 Communication †				933,567	1.8%
Consumer Cyclical †				1,036,879	2.1%
3 Consumer Noncyclical †				2,032,650	4.1%
Energy †				988,447	2.0%
Other Industrial †				5,354	0.0%
3 Technology †				1,183,320	2.4%
Transportation †				153,310	0.3%
				7,335,760	14.7%

13

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
3	Electric †				553,550	1.1%
	Natural Gas †				29,972	0.1%
					583,522	1.2%
Total Corporate Bonds (Cost $13,363,097)					13,417,845	26.9%
Sovereign Bonds
	European Investment
	Bank	1.000%–4.000%	8/17/17–6/15/22	552,460	553,162	1.1%
4	FMS Wertmanagement
	AoeR	1.000%–1.750%	7/30/18–6/8/21	72,400	72,032	0.1%
	International Bank for
	Reconstruction &
	Development	0.875%–2.250%	7/19/18–2/10/22	489,885	487,518	1.0%
	International Finance
	Corp.	1.125%–1.750%	7/16/18–7/20/21	87,375	87,446	0.2%
4	KFW	1.000%–4.875%	7/16/18–6/15/22	679,725	683,268	1.4%
3	Sovereign Bonds—Other †				2,119,937	4.2%
Total Sovereign Bonds (Cost $4,010,327)					4,003,363	8.0%
Taxable Municipal Bonds (Cost $ 60,585) †					60,683	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $395,851)	1.181%		3,957,896	395,869	0.8%
Total Investments (Cost $49,997,673)					49,880,673	100.0%

					Amount
					($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard					3,226
Receivables for Investment Securities Sold					999,344
Receivables for Accrued Income					241,055
Receivables for Capital Shares Issued					33,142
Other Assets					5,483
Total Other Assets					1,282,250	2.6%
Liabilities
Payables for Investment Securities Purchased					(1,230,094)
Payables for Capital Shares Redeemed					(26,012)
Payables for Distributions					(3,871)
Payables to Vanguard					(16,853)
Other Liabilities					(229)
Total Liabilities					(1,277,059)	(2.6%)
Net Assets					49,885,864	100.0%

14

Short-Term Bond Index Fund

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	49,976,708
Undistributed Net Investment Income	29,679
Accumulated Net Realized Losses	(3,523)
Unrealized Appreciation (Depreciation)	(117,000)
Net Assets	49,885,864

Investor Shares—Net Assets
Applicable to 169,957,964 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,777,393
Net Asset Value Per Share—Investor Shares	$10.46

ETF Shares—Net Assets
Applicable to 275,312,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,967,125
Net Asset Value Per Share—ETF Shares	$79.79

Admiral Shares—Net Assets
Applicable to 1,507,824,838 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,768,579
Net Asset Value Per Share—Admiral Shares	$10.46

Institutional Shares—Net Assets
Applicable to 476,515,404 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,983,324
Net Asset Value Per Share—Institutional Shares	$10.46

Institutional Plus Shares—Net Assets
Applicable to 515,349,657 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,389,443
Net Asset Value Per Share—Institutional Plus Shares	$10.46

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $227,094,000, representing 0.5% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest[1]	398,999
Total Income	398,999
Expenses
The Vanguard Group—Note B
Investment Advisory Services	771
Management and Administrative—Investor Shares	1,064
Management and Administrative—ETF Shares	6,007
Management and Administrative—Admiral Shares	4,059
Management and Administrative—Institutional Shares	1,041
Management and Administrative—Institutional Plus Shares	759
Marketing and Distribution—Investor Shares	188
Marketing and Distribution—ETF Shares	598
Marketing and Distribution—Admiral Shares	702
Marketing and Distribution—Institutional Shares	79
Marketing and Distribution—Institutional Plus Shares	27
Custodian Fees	101
Shareholders’ Reports—Investor Shares	59
Shareholders’ Reports—ETF Shares	589
Shareholders’ Reports—Admiral Shares	363
Shareholders’ Reports—Institutional Shares	11
Shareholders’ Reports—Institutional Plus Shares	9
Trustees’ Fees and Expenses	16
Total Expenses	16,443
Net Investment Income	382,556
Realized Net Gain (Loss)
Investment Securities Sold[1]	(328)
Futures Contracts	(5)
Realized Net Gain (Loss)	(333)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	138,411
Futures Contracts	72
Change in Unrealized Appreciation (Depreciation)	138,483
Net Increase (Decrease) in Net Assets Resulting from Operations	520,706
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $961,000 and $18,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	382,556	657,870
Realized Net Gain (Loss)	(333)	30,697
Change in Unrealized Appreciation (Depreciation)	138,483	(90,945)
Net Increase (Decrease) in Net Assets Resulting from Operations	520,706	597,622
Distributions
Net Investment Income
Investor Shares	(13,636)	(31,484)
ETF Shares	(140,261)	(273,260)
Admiral Shares	(123,833)	(223,480)
Institutional Shares	(39,618)	(71,972)
Institutional Plus Shares	(35,710)	(57,728)
Realized Capital Gain[1]
Investor Shares	(52)	(350)
ETF Shares	(622)	(3,210)
Admiral Shares	(450)	(2,498)
Institutional Shares	(141)	(808)
Institutional Plus Shares	(126)	(660)
Total Distributions	(354,449)	(665,450)
Capital Share Transactions
Investor Shares	(93,124)	(440,155)
ETF Shares	2,301,639	2,206,833
Admiral Shares	388,772	691,272
Institutional Shares	5,402	466,961
Institutional Plus Shares	1,041,817	838,693
Net Increase (Decrease) from Capital Share Transactions	3,644,506	3,763,604
Total Increase (Decrease)	3,810,763	3,695,776
Net Assets
Beginning of Period	46,075,101	42,379,325
End of Period[2]	49,885,864	46,075,101
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $3,541,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,679,000 and $133,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.079	.146	.130	.116	.116	.153
Net Realized and Unrealized Gain (Loss)
on Investments	.030	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.109	.148	.090	.121	.007	.205
Distributions
Dividends from Net Investment Income	(.079)	(.146)	(.130)	(.116)	(.116)	(.153)
Distributions from Realized Capital Gains	(.000)[1]	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.079)	(.148)	(.140)	(.131)	(.147)	(.185)
Net Asset Value, End of Period	$10.46	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return[2]	1.05%	1.41%	0.85%	1.16%	0.07%	1.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,777	$1,865	$2,307	$2,667	$3,003	$3,185
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.52%	1.38%	1.23%	1.10%	1.09%	1.44%
Portfolio Turnover Rate [3]	54%	51%	52%	45%	50%	51%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Distributions from realized capital gains were less than $.001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$79.44	$79.49	$79.87	$79.89	$80.94	$80.80
Investment Operations
Net Investment Income	.625	1.172	1.039	.959	.950	1.239
Net Realized and Unrealized Gain (Loss)
on Investments	.245	(.037)	(.303)	.094	(.813)	.384
Total from Investment Operations	.870	1.135	.736	1.053	.137	1.623
Distributions
Dividends from Net Investment Income	(.518)	(1.172)	(1.039)	(.959)	(.950)	(1.239)
Distributions from Realized Capital Gains	(.002)	(.013)	(.077)	(.114)	(.237)	(.244)
Total Distributions	(.520)	(1.185)	(1.116)	(1.073)	(1.187)	(1.483)
Net Asset Value, End of Period	$79.79	$79.44	$79.49	$79.87	$79.89	$80.94

Total Return	1.10%	1.42%	0.92%	1.32%	0.17%	2.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,967	$19,576	$17,402	$15,655	$13,926	$9,292
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.60%	1.46%	1.30%	1.20%	1.19%	1.54%
Portfolio Turnover Rate[1]	54%	51%	52%	45%	50%	51%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.083	.154	.137	.126	.127	.164
Net Realized and Unrealized Gain (Loss)
on Investments	.030	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.113	.156	.097	.131	.018	.216
Distributions
Dividends from Net Investment Income	(.083)	(.154)	(.137)	(.126)	(.127)	(.164)
Distributions from Realized Capital Gains	(.000)[1]	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.083)	(.156)	(.147)	(.141)	(.158)	(.196)
Net Asset Value, End of Period	$10.46	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return[2]	1.09%	1.49%	0.92%	1.26%	0.17%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,769	$15,335	$14,662	$13,212	$5,035	$4,401
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.60%	1.46%	1.30%	1.20%	1.19%	1.54%
Portfolio Turnover Rate [3]	54%	51%	52%	45%	50%	51%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Distributions from realized capital gains were less than $.001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.084	.156	.140	.130	.130	.167
Net Realized and Unrealized Gain (Loss)
on Investments	.030	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.114	.158	.100	.135	.021	.219
Distributions
Dividends from Net Investment Income	(.084)	(.156)	(.140)	(.130)	(.130)	(.167)
Distributions from Realized Capital Gains	(.000)[1]	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.084)	(.158)	(.150)	(.145)	(.161)	(.199)
Net Asset Value, End of Period	$10.46	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return	1.10%	1.51%	0.95%	1.29%	0.20%	2.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,983	$4,963	$4,506	$4,505	$3,282	$2,652
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.48%	1.33%	1.23%	1.22%	1.57%
Portfolio Turnover Rate[2]	54%	51%	52%	45%	50%	51%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Distributions from realized capital gains were less than $.001 per share.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.085	.158	.142	.132	.132	.169
Net Realized and Unrealized Gain (Loss)
on Investments	.030	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.115	.160	.102	.137	.023	.221
Distributions
Dividends from Net Investment Income	(.085)	(.158)	(.142)	(.132)	(.132)	(.169)
Distributions from Realized Capital Gains	(.000)[1]	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.085)	(.160)	(.152)	(.147)	(.163)	(.201)
Net Asset Value, End of Period	$10.46	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return	1.10%	1.52%	0.97%	1.31%	0.22%	2.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,389	$4,336	$3,502	$2,515	$1,868	$1,103
Ratio of Total Expenses to
Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.49%	1.35%	1.25%	1.24%	1.59%
Portfolio Turnover Rate[2]	54%	51%	52%	45%	50%	51%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Distributions from realized capital gains were less than $.001 per share.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at June 30, 2017.

23

Short-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

24

Short-Term Bond Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the fund had contributed to Vanguard capital in the amount of $3,226,000, representing 0.01% of the fund’s net assets and 1.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	32,002,913	—
Corporate Bonds	—	13,417,845	—
Sovereign Bonds	—	4,003,363	—
Taxable Municipal Bonds	—	60,683	—
Temporary Cash Investments	395,869	—	—
Total	395,869	49,484,804	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2017, the fund realized $2,079,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At June 30, 2017, the cost of investment securities for tax purposes was $49,997,673,000. Net unrealized depreciation of investment securities for tax purposes was $117,000,000, consisting of unrealized gains of $106,661,000 on securities that had risen in value since their purchase and $223,661,000 in unrealized losses on securities that had fallen in value since their purchase.

25

Short-Term Bond Index Fund

E. During the six months ended June 30, 2017, the fund purchased $5,023,711,000 of investment securities and sold $3,792,960,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,493,905,000 and $10,183,648,000, respectively. Total purchases and sales include $3,879,540,000 and $930,494,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	226,963	21,720	626,525	59,436
Issued in Lieu of Cash Distributions	12,111	1,158	27,845	2,641
Redeemed	(332,198)	(31,797)	(1,094,525)	(104,304)
Net Increase (Decrease)—Investor Shares	(93,124)	(8,919)	(440,155)	(42,227)
ETF Shares
Issued	3,192,357	40,100	3,809,911	47,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(890,718)	(11,200)	(1,603,078)	(19,900)
Net Increase (Decrease)—ETF Shares	2,301,639	28,900	2,206,833	27,500
Admiral Shares
Issued	2,552,162	244,261	5,112,939	485,359
Issued in Lieu of Cash Distributions	107,453	10,276	195,612	18,559
Redeemed	(2,270,843)	(217,283)	(4,617,279)	(438,600)
Net Increase (Decrease)—Admiral Shares	388,772	37,254	691,272	65,318
Institutional Shares
Issued	978,510	93,618	2,064,165	195,911
Issued in Lieu of Cash Distributions	36,332	3,474	67,338	6,389
Redeemed	(1,009,440)	(96,570)	(1,664,542)	(158,147)
Net Increase (Decrease)—Institutional Shares	5,402	522	466,961	44,153
Institutional Plus Shares
Issued	1,375,068	131,449	1,265,556	120,597
Issued in Lieu of Cash Distributions	33,779	3,230	53,256	5,053
Redeemed	(367,030)	(35,114)	(480,119)	(45,541)
Net Increase (Decrease)—Institutional Plus Shares	1,041,817	99,565	838,693	80,109

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

26

Intermediate-Term Bond Index Fund

Fund Profile
As of June 30, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBIIX	BIV	VBILX	VBIMX	VBIUX
Expense Ratio[1]	0.15%	0.07%	0.07%	0.05%	0.04%
30-Day SEC Yield	2.41%	2.49%	2.49%	2.51%	2.52%

Financial Attributes

		Bloomberg
		Barclays
		5–10 Year	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	1,888	1,943	9,347

Yield to Maturity
(before expenses)	2.6%	2.7%	2.5%

Average Coupon	2.8%	2.9%	3.0%

Average Duration	6.5 years	6.5 years	6.1 years

Average Effective
Maturity	7.3 years	7.2 years	8.3 years

Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Finance	14.3%
Foreign	5.4
Industrial	25.6
Treasury/Agency	52.2
Utilities	2.1
Other	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
Bloomberg
Barclays
5–10 Year
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.98
Beta	1.04	1.36
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	52.2%
Aaa	2.8
Aa	4.0
A	16.3
Baa	24.7

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	0.1
3 - 5 Years	1.8
5 - 10 Years	97.5
10 - 20 Years	0.2

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for
Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares.

27

Intermediate-Term Bond Index Fund

Investment Focus

28

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2006, Through June 30, 2017
				Spliced
				Bloomberg
				Barclays
				5–10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.17%	2.44%	7.61%	7.55%
2008	4.93	0.00	4.93	5.06
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	2.71	-6.25	-3.54	-3.37
2014	2.91	3.94	6.85	6.91
2015	2.62	-1.41	1.21	1.28
2016	2.52	0.23	2.75	3.10
2017	1.29	1.60	2.89	2.87
For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended June 30, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	-1.05%	2.56%	3.58%	1.94%	5.52%
ETF Shares	4/3/2007
Market Price		-1.15	2.62			5.60
Net Asset Value		-1.01	2.65			5.61
Admiral Shares	11/12/2001	-0.97	2.64	3.68	1.94	5.62
Institutional Shares	1/26/2006	-0.95	2.67	3.71	1.94	5.65
Institutional Plus Shares	11/30/2011	-0.95	2.69	2.94[1]	0.53[1]	3.47[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

29

Intermediate-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	1.750%	5/15/23	881,020	867,664	2.7%
United States Treasury
Note/Bond	2.500%	8/15/23	740,860	760,189	2.3%
United States Treasury
Note/Bond	2.750%	11/15/23	694,667	722,884	2.2%
United States Treasury
Note/Bond	2.500%	5/15/24	678,624	695,060	2.1%
United States Treasury
Note/Bond	2.375%	5/15/27	646,895	651,139	2.0%
United States Treasury
Note/Bond	1.625%	5/15/26	679,848	644,578	2.0%
United States Treasury
Note/Bond	1.625%	2/15/26	653,299	620,837	1.9%
United States Treasury
Note/Bond	2.000%	11/15/26	615,297	600,105	1.9%
United States Treasury
Note/Bond	2.125%	5/15/25	591,160	587,465	1.8%
United States Treasury
Note/Bond	2.000%	8/15/25	594,527	584,402	1.8%
United States Treasury
Note/Bond	2.250%	2/15/27	585,510	582,946	1.8%
United States Treasury
Note/Bond	2.125%	2/29/24	559,650	560,176	1.7%
United States Treasury
Note/Bond	1.500%	8/15/26	588,891	551,072	1.7%
United States Treasury
Note/Bond	2.000%	11/30/22	539,985	541,081	1.7%

30

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	2.250%	11/15/25	482,252	482,402	1.5%
United States Treasury
Note/Bond	2.000%	2/15/25	450,506	444,239	1.4%
United States Treasury
Note/Bond	2.375%	8/15/24	419,451	425,810	1.3%
United States Treasury
Note/Bond	2.250%	11/15/24	414,024	416,223	1.3%
United States Treasury
Note/Bond	1.250%	7/31/23	403,850	385,487	1.2%
United States Treasury
Note/Bond	1.375%	8/31/23	377,480	362,558	1.1%
United States Treasury
Note/Bond	2.125%	11/30/23	358,340	359,458	1.1%
United States Treasury
Note/Bond	2.000%	5/31/24	350,350	347,393	1.1%
United States Treasury
Note/Bond	2.750%	2/15/24	332,773	346,137	1.1%
United States Treasury
Note/Bond	2.125%	3/31/24	310,775	310,871	1.0%
United States Treasury
Note/Bond	1.625%	11/15/22	293,185	288,236	0.9%
United States Treasury
Note/Bond	1.625%	5/31/23	262,300	256,440	0.8%
United States Treasury
Note/Bond	1.750%	1/31/23	256,440	253,235	0.8%
United States Treasury
Note/Bond	1.875%	8/31/22	251,564	251,053	0.8%
United States Treasury
Note/Bond	2.000%	6/30/24	247,900	245,654	0.8%
United States Treasury
Note/Bond	1.500%	3/31/23	231,205	224,810	0.7%
United States Treasury
Note/Bond	2.000%	2/15/23	207,020	207,084	0.6%
United States Treasury
Note/Bond	2.000%	7/31/22	201,200	202,112	0.6%
United States Treasury
Note/Bond	1.625%	8/15/22	203,017	200,258	0.6%
United States Treasury
Note/Bond	1.375%	9/30/23	202,400	194,209	0.6%
United States Treasury
Note/Bond	1.500%	2/28/23	155,120	150,975	0.5%
United States Treasury
Note/Bond	1.875%	5/31/22	144,895	144,872	0.4%
United States Treasury
Note/Bond	1.375%	6/30/23	145,120	139,678	0.4%
United States Treasury
Note/Bond	1.750%	9/30/22	131,085	129,876	0.4%
United States Treasury
Note/Bond	2.000%	4/30/24	127,010	126,018	0.4%
United States Treasury
Note/Bond	2.250%	1/31/24	124,195	125,340	0.4%
United States Treasury
Note/Bond	2.250%	12/31/23	114,925	116,039	0.4%

31

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	2.125%	12/31/22	100,274	101,057	0.3%
United States Treasury
Note/Bond	6.250%	8/15/23	76,500	95,147	0.3%
United States Treasury
Note/Bond	1.875%	10/31/22	76,915	76,627	0.2%
United States Treasury
Note/Bond	1.625%–7.250%	2/15/21–10/31/23	128,928	139,149	0.4%
				16,518,045	51.0%
Agency Bonds and Notes
1 Federal National
Mortgage Assn.	2.625%	9/6/24	97,550	99,958	0.3%
Agency Bonds and Notes—Other †				190,413	0.6%
				290,371	0.9%
Total U.S. Government and Agency Obligations (Cost $16,950,420)				16,808,416	51.9%
Corporate Bonds
Finance
Banking
2 Bank of America Corp.	2.503%–4.450%	10/21/22–4/24/28	322,190	329,296	1.0%
Bank One Corp.	8.000%	4/29/27	500	658	0.0%
JPMorgan Chase & Co.	3.300%	4/1/26	51,710	51,320	0.2%
2 JPMorgan Chase & Co.	2.700%–4.125%	9/23/22–5/1/28	309,140	313,919	1.0%
3 Banking—Other †				2,395,774	7.4%
Brokerage †				206,467	0.6%
Finance Companies †				67,780	0.2%
3 Insurance †				595,489	1.8%
Other Finance †				1,368	0.0%
Real Estate Investment Trusts †				640,948	2.0%
				4,603,019	14.2%
Industrial
3 Basic Industry †				403,733	1.2%
3 Capital Goods †				605,356	1.9%
Communication
Verizon Communications Inc.	5.150%	9/15/23	65,419	72,536	0.2%
Communication—Other †				984,212	3.1%
Consumer Cyclical †				991,942	3.1%
Consumer Noncyclical
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	97,458	100,425	0.3%
Anheuser-Busch InBev
Finance Inc.	3.300%	2/1/23	54,185	55,747	0.2%
3 Consumer Noncyclical—Other †				1,937,104	6.0%
3 Energy †				1,374,108	4.2%
Other Industrial †				30,187	0.1%
3 Technology †				1,381,217	4.3%
Transportation †				272,874	0.8%
				8,209,441	25.4%

32

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
3 Electric †				612,316	1.9%
Natural Gas †				56,234	0.2%
Other Utility †				11,090	0.0%
				679,640	2.1%
Total Corporate Bonds (Cost $13,309,020)				13,492,100	41.7%
Sovereign Bonds
United Mexican States	4.000%	10/2/23	50,705	53,067	0.2%
3 Sovereign Bonds—Other †				1,629,844	5.0%
Total Sovereign Bonds (Cost $1,674,855)				1,682,911	5.2%
Taxable Municipal Bonds (Cost $ 47,658) †				47,589	0.2%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $171,053)	1.181%		1,710,291	171,063	0.5%
Total Investments (Cost $32,153,006)				32,202,079	99.5%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				2,109
Receivables for Investment Securities Sold				722,147
Receivables for Accrued Income				226,856
Receivables for Capital Shares Issued				30,467
Other Assets				125
Total Other Assets				981,704	3.0%
Liabilities
Payables for Investment Securities Purchased				(772,860)
Payables for Capital Shares Redeemed				(13,775)
Payables for Distributions				(6,092)
Payables to Vanguard				(12,686)
Other Liabilities				(18,855)
Total Liabilities				(824,268)	(2.5%)
Net Assets				32,359,515	100.0%

33

Intermediate-Term Bond Index Fund

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	32,269,906
Undistributed Net Investment Income	29,143
Accumulated Net Realized Gains	11,393
Unrealized Appreciation (Depreciation)	49,073
Net Assets	32,359,515

Investor Shares—Net Assets
Applicable to 124,432,517 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,421,012
Net Asset Value Per Share—Investor Shares	$11.42

ETF Shares—Net Assets
Applicable to 163,054,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,757,008
Net Asset Value Per Share—ETF Shares	$84.37

Admiral Shares—Net Assets
Applicable to 1,114,597,327 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,728,634
Net Asset Value Per Share—Admiral Shares	$11.42

Institutional Shares—Net Assets
Applicable to 253,784,207 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,898,207
Net Asset Value Per Share—Institutional Shares	$11.42

Institutional Plus Shares—Net Assets
Applicable to 136,134,856 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,554,654
Net Asset Value Per Share—Institutional Plus Shares	$11.42

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $303,116,000, representing 0.9% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

34

Intermediate-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest[1]	410,728
Total Income	410,728
Expenses
The Vanguard Group—Note B
Investment Advisory Services	495
Management and Administrative—Investor Shares	681
Management and Administrative—ETF Shares	3,550
Management and Administrative—Admiral Shares	3,359
Management and Administrative—Institutional Shares	589
Management and Administrative—Institutional Plus Shares	246
Marketing and Distribution—Investor Shares	148
Marketing and Distribution—ETF Shares	432
Marketing and Distribution—Admiral Shares	559
Marketing and Distribution—Institutional Shares	40
Marketing and Distribution—Institutional Plus Shares	11
Custodian Fees	57
Shareholders’ Reports—Investor Shares	206
Shareholders’ Reports—ETF Shares	289
Shareholders’ Reports—Admiral Shares	155
Shareholders’ Reports—Institutional Shares	4
Shareholders’ Reports—Institutional Plus Shares	15
Trustees’ Fees and Expenses	10
Total Expenses	10,846
Net Investment Income	399,882
Realized Net Gain (Loss) on Investment Securities Sold[1]	14,831
Change in Unrealized Appreciation (Depreciation) of Investment Securities	461,537
Net Increase (Decrease) in Net Assets Resulting from Operations	876,250
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $686,000 and $5,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	399,882	684,774
Realized Net Gain (Loss)	14,831	149,012
Change in Unrealized Appreciation (Depreciation)	461,537	(321,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	876,250	512,690
Distributions
Net Investment Income
Investor Shares	(17,984)	(37,231)
ETF Shares	(135,725)	(249,294)
Admiral Shares	(160,858)	(297,013)
Institutional Shares	(36,081)	(68,012)
Institutional Plus Shares	(19,774)	(33,545)
Realized Capital Gain[1]
Investor Shares	—	(5,915)
ETF Shares	—	(45,255)
Admiral Shares	—	(47,835)
Institutional Shares	—	(10,633)
Institutional Plus Shares	—	(5,863)
Total Distributions	(370,422)	(800,596)
Capital Share Transactions
Investor Shares	(73,514)	83,064
ETF Shares	2,292,363	3,824,729
Admiral Shares	581,149	1,990,311
Institutional Shares	229,261	242,995
Institutional Plus Shares	53,085	435,320
Net Increase (Decrease) from Capital Share Transactions	3,082,344	6,576,419
Total Increase (Decrease)	3,588,172	6,288,513
Net Assets
Beginning of Period	28,771,343	22,482,830
End of Period[2]	32,359,515	28,771,343
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $511,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,143,000 and ($317,000).

See accompanying Notes, which are an integral part of the Financial Statements.

36

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.143	.289	.302	.316	.329	.370
Net Realized and Unrealized Gain (Loss)
on Investments	.180	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.323	.314	.140	.753	(.416)	.802
Distributions
Dividends from Net Investment Income	(.143)	(.289)	(.302)	(.316)	(.329)	(.370)
Distributions from Realized Capital Gains	—	(.045)	(.038)	(.067)	(.125)	(.242)
Total Distributions	(.143)	(.334)	(.340)	(.383)	(.454)	(.612)
Net Asset Value, End of Period	$11.42	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return[1]	2.89%	2.75%	1.21%	6.85%	-3.54%	6.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,421	$1,472	$1,397	$1,551	$1,558	$2,120
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.54%	2.48%	2.62%	2.76%	2.84%	3.07%
Portfolio Turnover Rate[2]	62%	57%	51%	60%	70%	65%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$82.86	$82.95	$84.41	$81.65	$88.07	$86.63
Investment Operations
Net Investment Income	1.070	2.163	2.227	2.403	2.523	2.764
Net Realized and Unrealized Gain (Loss)
on Investments	1.332	.244	(1.177)	3.254	(5.499)	3.225
Total from Investment Operations	2.402	2.407	1.050	5.657	(2.976)	5.989
Distributions
Dividends from Net Investment Income	(.892)	(2.163)	(2.227)	(2.403)	(2.523)	(2.764)
Distributions from Realized Capital Gains	—	(.334)	(.283)	(.494)	(.921)	(1.785)
Total Distributions	(.892)	(2.497)	(2.510)	(2.897)	(3.444)	(4.549)
Net Asset Value, End of Period	$84.37	$82.86	$82.95	$84.41	$81.65	$88.07

Total Return	2.91%	2.86%	1.23%	7.00%	-3.44%	7.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,757	$11,241	$7,569	$4,858	$3,695	$4,356
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.56%	2.69%	2.86%	2.94%	3.17%
Portfolio Turnover Rate[1]	62%	57%	51%	60%	70%	65%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.148	.299	.309	.327	.340	.381
Net Realized and Unrealized Gain (Loss)
on Investments	.180	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.328	.324	.147	.764	(.405)	.813
Distributions
Dividends from Net Investment Income	(.148)	(.299)	(.309)	(.327)	(.340)	(.381)
Distributions from Realized Capital Gains	—	(.045)	(.038)	(.067)	(.125)	(.242)
Total Distributions	(.148)	(.344)	(.347)	(.394)	(.465)	(.623)
Net Asset Value, End of Period	$11.42	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return[1]	2.93%	2.83%	1.27%	6.96%	-3.45%	7.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,729	$11,954	$10,061	$8,922	$5,320	$6,252
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.56%	2.69%	2.86%	2.94%	3.17%
Portfolio Turnover Rate[2]	62%	57%	51%	60%	70%	65%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.149	.301	.313	.331	.344	.385
Net Realized and Unrealized Gain (Loss)
on Investments	.180	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.329	.326	.151	.768	(.401)	.817
Distributions
Dividends from Net Investment Income	(.149)	(.301)	(.313)	(.331)	(.344)	(.385)
Distributions from Realized Capital Gains	—	(.045)	(.038)	(.067)	(.125)	(.242)
Total Distributions	(.149)	(.346)	(.351)	(.398)	(.469)	(.627)
Net Asset Value, End of Period	$11.42	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return	2.94%	2.85%	1.31%	6.99%	-3.42%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,898	$2,626	$2,399	$1,610	$1,172	$1,154
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.64%	2.58%	2.72%	2.89%	2.97%	3.20%
Portfolio Turnover Rate[1]	62%	57%	51%	60%	70%	65%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.149	.302	.315	.333	.346	.388
Net Realized and Unrealized Gain (Loss)
on Investments	.180	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.329	.327	.153	.770	(.399)	.820
Distributions
Dividends from Net Investment Income	(.149)	(.302)	(.315)	(.333)	(.346)	(.388)
Distributions from Realized Capital Gains	—	(.045)	(.038)	(.067)	(.125)	(.242)
Total Distributions	(.149)	(.347)	(.353)	(.400)	(.471)	(.630)
Net Asset Value, End of Period	$11.42	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return	2.94%	2.86%	1.33%	7.01%	-3.40%	7.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,555	$1,478	$1,057	$293	$216	$239
Ratio of Total Expenses to
Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.59%	2.74%	2.91%	2.99%	3.22%
Portfolio Turnover Rate[1]	62%	57%	51%	60%	70%	65%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s

42

Intermediate-Term Bond Index Fund

Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the fund had contributed to Vanguard capital in the amount of $2,109,000, representing 0.01% of the fund’s net assets and 0.84% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

43

Intermediate-Term Bond Index Fund

The following table summarizes the market value of the fund’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	16,808,416	—
Corporate Bonds	—	13,492,100	—
Sovereign Bonds	—	1,682,911	—
Taxable Municipal Bonds	—	47,589	—
Temporary Cash Investments	171,063	—	—
Total	171,063	32,031,016	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended June 30, 2017, the fund realized $1,149,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $2,447,000 during the period from November 1, 2016, through December 31, 2016, which are deferred and will be treated as realized for tax purposes in fiscal 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2017.

At June 30, 2017, the cost of investment securities for tax purposes was $32,153,006,000. Net unrealized appreciation of investment securities for tax purposes was $49,073,000, consisting of unrealized gains of $306,862,000 on securities that had risen in value since their purchase and $257,789,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2017, the fund purchased $4,029,838,000 of investment securities and sold $2,862,818,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,521,025,000 and $6,688,768,000, respectively. Total purchases and sales include $2,307,208,000 and $57,416,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2017, such purchases and sales were $592,431,000 and $2,667,742,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

44

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	197,184	17,367	545,121	46,831
Issued in Lieu of Cash Distributions	16,620	1,462	40,016	3,458
Redeemed	(287,318)	(25,365)	(502,073)	(43,402)
Net Increase (Decrease)—Investor Shares	(73,514)	(6,536)	83,064	6,887
ETF Shares
Issued	2,350,709	28,100	4,294,489	49,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(58,346)	(700)	(469,760)	(5,400)
Net Increase (Decrease)—ETF Shares	2,292,363	27,400	3,824,729	44,400
Admiral Shares
Issued	1,955,576	172,425	4,234,295	364,084
Issued in Lieu of Cash Distributions	138,884	12,216	297,311	25,703
Redeemed	(1,513,311)	(133,427)	(2,541,295)	(220,040)
Net Increase (Decrease)—Admiral Shares	581,149	51,214	1,990,311	169,747
Institutional Shares
Issued	442,584	39,035	966,901	83,338
Issued in Lieu of Cash Distributions	32,355	2,846	71,755	6,201
Redeemed	(245,678)	(21,675)	(795,661)	(69,040)
Net Increase (Decrease)—Institutional Shares	229,261	20,206	242,995	20,499
Institutional Plus Shares
Issued	227,750	20,031	496,792	42,962
Issued in Lieu of Cash Distributions	10,704	942	21,893	1,894
Redeemed	(185,369)	(16,323)	(83,365)	(7,257)
Net Increase (Decrease)—Institutional Plus Shares	53,085	4,650	435,320	37,599

G. Management has determined that no material events or transactions occurred subsequent to
June 30, 2017, that would require recognition or disclosure in these financial statements.

45

Long-Term Bond Index Fund

Fund Profile
As of June 30, 2017

Share-Class Characteristics
	Investor		Institutional	Institutional
	Shares	ETF Shares	Shares	Plus Shares
Ticker Symbol	VBLTX	BLV	VBLLX	VBLIX
Expense Ratio[1]	0.15%	0.07%	0.05%	0.04%
30-Day SEC Yield	3.51%	3.59%	3.61%	3.62%

Financial Attributes

		Bloomberg
		Barclays
		Long	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	1,977	1,976	9,347

Yield to Maturity
(before expenses)	3.7%	3.7%	2.5%

Average Coupon	4.5%	4.5%	3.0%

Average Duration	15.3 years	15.3 years	6.1 years

Average Effective
Maturity	24.2 years	24.0 years	8.3 years

Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Finance	9.1%
Foreign	8.3
Industrial	36.0
Treasury/Agency	40.6
Utilities	6.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
Bloomberg
Barclays
	Long
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.92
Beta	1.04	2.82

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	40.6%
Aaa	2.4
Aa	6.5
A	21.7
Baa	28.8

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	0.1%
3 - 5 Years	0.1
5 - 10 Years	1.1
10 - 20 Years	22.1
20 - 30 Years	73.4
Over 30 Years	3.2

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.05% for
Institutional Shares, and 0.04% for Institutional Plus Shares.

46

Long-Term Bond Index Fund

Investment Focus

47

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2006, Through June 30, 2017
				Spliced
				Bloomberg
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.55%	1.04%	6.59%	6.60%
2008	5.81	2.83	8.64	8.44
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	3.76	-12.89	-9.13	-8.83
2014	4.79	14.93	19.72	19.31
2015	3.73	-7.20	-3.47	-3.31
2016	3.89	2.52	6.41	6.68
2017	1.98	4.29	6.27	6.03
For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended June 30, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	-1.23%	4.14%	4.71%	2.80%	7.51%
ETF Shares	4/3/2007
Market Price		-1.18	4.15			7.59
Net Asset Value		-1.14	4.24			7.60
Institutional Shares	2/2/2006	-1.14	4.26	4.85	2.80	7.65
Institutional Plus Shares	10/6/2011	-1.13	4.28	4.26[1]	1.05[1]	5.31[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

48

Long-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	3.000%	2/15/47	187,868	194,150	1.9%
United States Treasury
Note/Bond	3.625%	2/15/44	142,444	164,322	1.6%
United States Treasury
Note/Bond	2.875%	5/15/43	157,455	159,178	1.6%
United States Treasury
Note/Bond	3.000%	11/15/44	148,056	153,007	1.5%
United States Treasury
Note/Bond	3.750%	11/15/43	128,400	151,111	1.5%
United States Treasury
Note/Bond	2.500%	2/15/45	160,842	150,337	1.5%
United States Treasury
Note/Bond	3.000%	5/15/45	137,205	141,622	1.4%
United States Treasury
Note/Bond	2.875%	8/15/45	132,712	133,666	1.3%
United States Treasury
Note/Bond	2.875%	11/15/46	130,609	131,548	1.3%
United States Treasury
Note/Bond	3.375%	5/15/44	116,587	128,974	1.3%
United States Treasury
Note/Bond	3.125%	8/15/44	118,838	125,727	1.2%
United States Treasury
Note/Bond	3.625%	8/15/43	107,700	124,057	1.2%
United States Treasury
Note/Bond	2.500%	5/15/46	132,916	123,903	1.2%
United States Treasury
Note/Bond	2.750%	11/15/42	123,123	121,834	1.2%
United States Treasury
Note/Bond	3.125%	2/15/43	114,640	121,286	1.2%

49

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	2.500%	2/15/46	128,432	119,763	1.2%
United States Treasury
Note/Bond	2.250%	8/15/46	117,279	103,462	1.0%
United States Treasury
Note/Bond	2.750%	8/15/42	98,258	97,306	1.0%
United States Treasury
Note/Bond	3.000%	5/15/47	90,075	93,115	0.9%
United States Treasury
Note/Bond	3.000%	11/15/45	89,750	92,597	0.9%
United States Treasury
Note/Bond	4.750%	2/15/41	67,480	90,961	0.9%
United States Treasury
Note/Bond	4.625%	2/15/40	68,261	90,104	0.9%
United States Treasury
Note/Bond	3.750%	8/15/41	76,625	89,819	0.9%
United States Treasury
Note/Bond	3.125%	2/15/42	79,977	84,788	0.8%
United States Treasury
Note/Bond	4.375%	5/15/40	62,098	79,340	0.8%
United States Treasury
Note/Bond	4.375%	11/15/39	53,480	68,237	0.7%
United States Treasury
Note/Bond	4.375%	5/15/41	49,545	63,588	0.6%
United States Treasury
Note/Bond	4.250%	5/15/39	47,662	59,786	0.6%
United States Treasury
Note/Bond	4.500%	8/15/39	42,381	54,963	0.5%
United States Treasury
Note/Bond	3.875%	8/15/40	44,805	53,388	0.5%
United States Treasury
Note/Bond	5.375%	2/15/31	39,630	53,290	0.5%
United States Treasury
Note/Bond	3.125%	11/15/41	49,577	52,552	0.5%
United States Treasury
Note/Bond	4.500%	2/15/36	36,135	46,704	0.5%
United States Treasury
Note/Bond	3.500%	2/15/39	40,667	46,005	0.4%
United States Treasury
Note/Bond	4.250%	11/15/40	30,905	38,878	0.4%
United States Treasury
Note/Bond	6.250%	5/15/30	27,180	38,757	0.4%
United States Treasury
Note/Bond	5.000%	5/15/37	27,369	37,598	0.4%
United States Treasury
Note/Bond	5.250%	11/15/28	27,505	35,421	0.3%
United States Treasury
Note/Bond	5.250%	2/15/29	26,706	34,497	0.3%
United States Treasury
Note/Bond	4.500%	5/15/38	25,300	32,791	0.3%
United States Treasury
Note/Bond	4.750%	2/15/37	22,160	29,556	0.3%
United States Treasury
Note/Bond	4.375%	2/15/38	23,153	29,534	0.3%

50

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	6.125%	8/15/29	21,170	29,506	0.3%
United States Treasury
Note/Bond	5.500%	8/15/28	19,920	26,052	0.3%
United States Treasury
Note/Bond	2.250%–6.375%	2/15/27–11/15/27	25,076	30,795	0.3%
				3,927,875	38.6%
Agency Bonds and Notes
1 Federal Home Loan
Mortgage Corp.	6.250%	7/15/32	19,027	27,031	0.3%
1 Federal Home Loan
Mortgage Corp.	6.750%	3/15/31	16,260	23,525	0.2%
Agency Bonds and Notes—Other †				135,972	1.3%
				186,528	1.8%
Total U.S. Government and Agency Obligations (Cost $3,942,484)				4,114,403	40.4%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	20,165	26,205	0.2%
2 Banking—Other †				488,366	4.8%
Brokerage †				13,722	0.1%
Finance Companies
GE Capital International
Funding Co.	4.418%	11/15/35	39,226	42,615	0.4%
Finance Companies—Other †				1,740	0.0%
Insurance
Berkshire Hathaway
Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	6,887	8,077	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	3,907	4,310	0.1%
2 Insurance—Other †				288,970	2.8%
Real Estate Investment Trusts †				36,573	0.4%
				910,578	8.9%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	825	1,103	0.0%
Basic Industry—Other †				227,937	2.3%
Capital Goods
Precision Castparts
Corp.	3.900%–4.375%	6/15/35–6/15/45	3,775	3,964	0.0%
2 Capital Goods—Other †				270,390	2.7%
Communication
Ameritech Capital
Funding Corp.	6.550%	1/15/28	875	1,016	0.0%
AT&T Corp.	8.250%	11/15/31	1,767	2,421	0.0%
AT&T Inc.	4.300%–6.550%	5/15/35–3/1/57	127,686	130,823	1.3%
AT&T Mobility LLC	7.125%	12/15/31	1,900	2,379	0.0%
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	1,648	2,141	0.0%
BellSouth LLC	6.000%–6.875%	10/15/31–11/15/34	2,988	3,401	0.0%
BellSouth
Telecommunications LLC	6.375%	6/1/28	1,465	1,685	0.0%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	2,585	3,693	0.1%

51

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
2 Verizon Communications
Inc.	3.850%–7.750%	12/1/30–3/15/55	154,140	154,629	1.5%
2 Communication—Other †				453,373	4.5%
Consumer Cyclical †				320,725	3.1%
Consumer Noncyclical
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	38,291	43,401	0.4%
2 Consumer Noncyclical—Other †				834,697	8.2%
2 Energy †				575,353	5.6%
Other Industrial †				27,737	0.3%
Technology
Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	108,471	113,758	1.1%
2 Technology—Other †				252,538	2.5%
Transportation
Burlington Northern
Santa Fe LLC	3.900%–6.200%	8/15/36–6/15/47	36,237	41,563	0.4%
Transportation—Other †				142,425	1.4%
				3,611,152	35.4%
Utilities
Electric
Berkshire Hathaway
Energy Co.	4.500%–8.480%	9/15/28–2/1/45	13,208	16,647	0.2%
MidAmerican Energy
Co.	3.950%–6.750%	12/30/31–8/1/47	12,489	14,437	0.1%
MidAmerican Funding
LLC	6.927%	3/1/29	150	198	0.0%
Nevada Power Co.	5.450%–6.750%	4/1/36–5/15/41	3,300	4,277	0.0%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	12,839	16,441	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	885	1,194	0.0%
Electric—Other †				504,495	5.0%
Natural Gas †				40,266	0.4%
Other Utility †				10,218	0.1%
				608,173	6.0%
Total Corporate Bonds (Cost $4,785,621)				5,129,903	50.3%
Sovereign Bonds
Petroleos Mexicanos	5.500%–6.750%	6/15/35–9/21/47	61,652	59,548	0.6%
United Mexican States	4.350%–7.500%	4/8/33–10/12/10	75,099	81,777	0.8%
Sovereign Bonds—Other †				313,065	3.0%
Total Sovereign Bonds (Cost $439,660)				454,390	4.4%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	24,940	23,341	0.2%
Taxable Municipal Bonds—Other †				374,092	3.7%
Total Taxable Municipal Bonds (Cost $342,002)				397,433	3.9%

			Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $48,976)	1.181%		489,687	48,978	0.5%
Total Investments (Cost $9,558,743)				10,145,107	99.5%

52

Long-Term Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	669
Receivables for Investment Securities Sold	100,110
Receivables for Accrued Income	108,413
Receivables for Capital Shares Issued	3,795
Other Assets	21
Total Other Assets	213,008	2.1%
Liabilities
Payables for Investment Securities Purchased	(80,412)
Payables for Capital Shares Redeemed	(73,473)
Payables for Distributions	(2,076)
Payables to Vanguard	(4,862)
Other Liabilities	(2,883)
Total Liabilities	(163,706)	(1.6%)
Net Assets	10,194,409	100.0%

At June 30, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		9,616,352
Undistributed Net Investment Income		6,422
Accumulated Net Realized Losses		(14,729)
Unrealized Appreciation (Depreciation)		586,364
Net Assets		10,194,409

Investor Shares—Net Assets
Applicable to 201,496,269 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,839,870
Net Asset Value Per Share—Investor Shares		$14.09

ETF Shares—Net Assets
Applicable to 22,900,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,129,902
Net Asset Value Per Share—ETF Shares		$93.01

53

Long-Term Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 167,940,251 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,366,929
Net Asset Value Per Share—Institutional Shares	$14.09

Institutional Plus Shares—Net Assets
Applicable to 202,752,718 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,857,708
Net Asset Value Per Share—Institutional Plus Shares	$14.09

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $72,927,000, representing 0.7% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

54

Long-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest[1]	192,801
Total Income	192,801
Expenses
The Vanguard Group—Note B
Investment Advisory Services	158
Management and Administrative—Investor Shares	1,673
Management and Administrative—ETF Shares	396
Management and Administrative—Institutional Shares	518
Management and Administrative—Institutional Plus Shares	496
Marketing and Distribution—Investor Shares	241
Marketing and Distribution—ETF Shares	65
Marketing and Distribution—Institutional Shares	27
Marketing and Distribution—Institutional Plus Shares	20
Custodian Fees	29
Shareholders' Reports—Investor Shares	74
Shareholders' Reports—ETF Shares	166
Shareholders' Reports—Institutional Shares	1
Shareholders' Reports—Institutional Plus Shares	3
Trustees' Fees and Expenses	3
Total Expenses	3,870
Net Investment Income	188,931
Realized Net Gain (Loss)
Investment Securities Sold[1]	18,736
Futures Contracts	47
Realized Net Gain (Loss)	18,783
Change in Unrealized Appreciation (Depreciation) of Investment Securities	400,152
Net Increase (Decrease) in Net Assets Resulting from Operations	607,866
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $191,000 and $5,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	188,931	365,570
Realized Net Gain (Loss)	18,783	106,495
Change in Unrealized Appreciation (Depreciation)	400,152	77,927
Net Increase (Decrease) in Net Assets Resulting from Operations	607,866	549,992
Distributions
Net Investment Income
Investor Shares	(51,096)	(101,859)
ETF Shares	(30,362)	(72,669)
Institutional Shares	(44,596)	(85,614)
Institutional Plus Shares	(56,235)	(105,639)
Realized Capital Gain[1]
Investor Shares	—	(4,591)
ETF Shares	—	(2,850)
Institutional Shares	—	(3,755)
Institutional Plus Shares	—	(4,363)
Total Distributions	(182,289)	(381,340)
Capital Share Transactions
Investor Shares	130,383	144,536
ETF Shares	370,315	(79,978)
Institutional Shares	54,204	(2,391)
Institutional Plus Shares	(12,567)	179,951
Net Increase (Decrease) from Capital Share Transactions	542,335	242,118
Total Increase (Decrease)	967,912	410,770
Net Assets
Beginning of Period	9,226,497	8,815,727
End of Period[2]	10,194,409	9,226,497
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $15,559,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,422,000 and ($220,000).

See accompanying Notes, which are an integral part of the Financial Statements.

56

Long-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.51	$13.20	$14.26	$12.41	$14.27	$13.91
Investment Operations
Net Investment Income	. 259.529		.546	.556	.557	.570
Net Realized and Unrealized Gain (Loss)
on Investments	.580	.333	(1.025)	1.853	(1.837)	.591
Total from Investment Operations	.839	.862	(.479)	2.409	(1.280)	1.161
Distributions
Dividends from Net Investment Income	(.259)	(.529)	(.546)	(.556)	(.557)	(.570)
Distributions from Realized Capital Gains	—	(.023)	(.035)	(.003)	(.023)	(.231)
Total Distributions	(.259)	(.552)	(.581)	(.559)	(.580)	(.801)
Net Asset Value, End of Period	$14.09	$13.51	$13.20	$14.26	$12.41	$14.27

Total Return[1]	6.27%	6.41%	-3.47%	19.72%	-9.13%	8.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,840	$2,595	$2,415	$2,594	$2,019	$2,904
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.80%	3.72%	3.95%	4.10%	4.21%	4.00%
Portfolio Turnover Rate[2]	43%	45%	42%	39%	50%	41%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Long-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$88.86	$86.80	$93.73	$81.45	$93.73	$91.40
Investment Operations
Net Investment Income	1.712	3.558	3.565	3.639	3.813	3.790
Net Realized and Unrealized Gain (Loss)
on Investments	3.869	2.212	(6.700)	12.300	(12.129)	3.851
Total from Investment Operations	5.581	5.770	(3.135)	15.939	(8.316)	7.641
Distributions
Dividends from Net Investment Income	(1.431)	(3.558)	(3.565)	(3.639)	(3.813)	(3.790)
Distributions from Realized Capital Gains	—	(.152)	(.230)	(.020)	(.151)	(1.521)
Total Distributions	(1.431)	(3.710)	(3.795)	(3.659)	(3.964)	(5.311)
Net Asset Value, End of Period	$93.01	$88.86	$86.80	$93.73	$81.45	$93.73

Total Return	6.34%	6.53%	-3.45%	19.89%	-9.03%	8.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,130	$1,671	$1,693	$1,068	$489	$806
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.88%	3.80%	4.02%	4.20%	4.31%	4.10%
Portfolio Turnover Rate[1]	43%	45%	42%	39%	50%	41%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.51	$13.20	$14.26	$12.41	$14.27	$13.91
Investment Operations
Net Investment Income	.266	.544	.560	.573	.574	.589
Net Realized and Unrealized Gain (Loss)
on Investments	.580	.333	(1.025)	1.853	(1.837)	.591
Total from Investment Operations	.846	.877	(.465)	2.426	(1.263)	1.180
Distributions
Dividends from Net Investment Income	(.266)	(.544)	(.560)	(.573)	(.574)	(.589)
Distributions from Realized Capital Gains	—	(.023)	(.035)	(.003)	(.023)	(.231)
Total Distributions	(.266)	(.567)	(.595)	(.576)	(.597)	(.820)
Net Asset Value, End of Period	$14.09	$13.51	$13.20	$14.26	$12.41	$14.27

Total Return	6.32%	6.51%	-3.37%	19.87%	-9.01%	8.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,367	$2,216	$2,174	$2,283	$1,784	$1,576
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	3.90%	3.82%	4.05%	4.23%	4.34%	4.13%
Portfolio Turnover Rate[1]	43%	45%	42%	39%	50%	41%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.51	$13.20	$14.26	$12.41	$14.27	$13.91
Investment Operations
Net Investment Income	.267	.545	.563	.576	.577	.592
Net Realized and Unrealized Gain (Loss)
on Investments	.580	.333	(1.025)	1.853	(1.837)	.591
Total from Investment Operations	.847	.878	(.462)	2.429	(1.260)	1.183
Distributions
Dividends from Net Investment Income	(.267)	(.545)	(.563)	(.576)	(.577)	(.592)
Distributions from Realized Capital Gains	—	(.023)	(.035)	(.003)	(.023)	(.231)
Total Distributions	(.267)	(.568)	(.598)	(.579)	(.600)	(.823)
Net Asset Value, End of Period	$14.09	$13.51	$13.20	$14.26	$12.41	$14.27

Total Return	6.32%	6.52%	-3.35%	19.89%	-8.99%	8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,858	$2,745	$2,533	$2,571	$1,444	$424
Ratio of Total Expenses to
Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	3.91%	3.83%	4.07%	4.25%	4.36%	4.15%
Portfolio Turnover Rate[1]	43%	45%	42%	39%	50%	41%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, ETF Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

61

Long-Term Bond Index Fund

During the six months ended June 30, 2017, the fund's average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at June 30, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the fund's financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund's regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund's board of trustees and included in Management and Administrative expenses on the fund's Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

62

Long-Term Bond Index Fund

B. In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund's liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the fund had contributed to Vanguard capital in the amount of $669,000, representing 0.01% of the fund's net assets and 0.27% of Vanguard’s capitalization. The fund's trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund's investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,114,403	—
Corporate Bonds	—	5,129,903	—
Sovereign Bonds	—	454,390	—
Taxable Municipal Bonds	—	397,433	—
Temporary Cash Investments	48,978	—	—
Total	48,978	10,096,129	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

63

Long-Term Bond Index Fund

During the six months ended June 30, 2017, the fund realized $1,651,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $29,177,000 during the period from November 1, 2016, through December 31, 2016, which are deferred and will be treated as realized for tax purposes in fiscal 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2017.

At June 30, 2017, the cost of investment securities for tax purposes was $9,558,743,000. Net unrealized appreciation of investment securities for tax purposes was $586,364,000, consisting of unrealized gains of $651,597,000 on securities that had risen in value since their purchase and $65,233,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2017, the fund purchased $1,120,869,000 of investment securities and sold $911,309,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,582,644,000 and $1,206,262,000, respectively. Total purchases and sales include $386,391,000 and $26,032,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2017, such purchases and sales were $88,260,000 and $528,731,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	415,768	30,286	876,145	61,442
Issued in Lieu of Cash Distributions	44,331	3,213	93,350	6,581
Redeemed	(329,716)	(24,050)	(824,959)	(59,018)
Net Increase (Decrease)—Investor Shares	130,383	9,449	144,536	9,005
ETF Shares
Issued	396,815	4,400	616,810	6,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(26,500)	(300)	(696,788)	(7,300)
Net Increase (Decrease)—ETF Shares	370,315	4,100	(79,978)	(700)

64

Long-Term Bond Index Fund

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	297,778	21,696	511,272	35,793
Issued in Lieu of Cash Distributions	42,718	3,097	86,816	6,131
Redeemed	(286,292)	(20,881)	(600,479)	(42,662)
Net Increase (Decrease)—Institutional Shares	54,204	3,912	(2,391)	(738)
Institutional Plus Shares
Issued	265,689	19,534	1,064,565	75,986
Issued in Lieu of Cash Distributions	52,264	3,789	108,738	7,664
Redeemed	(330,520)	(23,763)	(993,352)	(72,423)
Net Increase (Decrease)—Institutional Plus Shares	(12,567)	(440)	179,951	11,227

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

65

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

66

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2016	6/30/2017	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,010.50	$0.75
ETF Shares	1,000.00	1,010.98	0.35
Admiral Shares	1,000.00	1,010.90	0.35
Institutional Shares	1,000.00	1,011.00	0.25
Institutional Plus Shares	1,000.00	1,011.05	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,028.86	$0.75
ETF Shares	1,000.00	1,029.12	0.35
Admiral Shares	1,000.00	1,029.27	0.35
Institutional Shares	1,000.00	1,029.37	0.25
Institutional Plus Shares	1,000.00	1,029.42	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,062.67	$0.77
ETF Shares	1,000.00	1,063.44	0.36
Institutional Shares	1,000.00	1,063.19	0.26
Institutional Plus Shares	1,000.00	1,063.25	0.20

67

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2016	6/30/2017	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.05	$0.75
ETF Shares	1,000.00	1,024.45	0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Institutional Plus Shares	1,000.00	1,024.60	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.05	$0.75
ETF Shares	1,000.00	1,024.45	0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Institutional Plus Shares	1,000.00	1,024.60	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.05	$0.75
ETF Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Institutional Plus Shares	1,000.00	1,024.60	0.20

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05%
for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.15% for Investor Shares,
0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; and for the
Long-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.05% for Institutional Shares, and 0.04% for Institutional
Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

68

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

69

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

70

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

71

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index:
Bloomberg Barclays U.S. 1–5 Year Government/Credit Bond Index through December 31,
2009; Bloomberg Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index:
Bloomberg Barclays U.S. 5–10 Year Government/Credit Bond Index through December 31, 2009;
Bloomberg Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index: Bloomberg
Barclays U.S. Long Government/Credit Bond Index through December 31, 2009; Bloomberg
Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

72

The Vanguard Bond Index Funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and
Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Bond Index Funds particularly or the ability of the
Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the
Vanguard Bond Index Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the Vanguard
Bond Index Funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the Vanguard Bond Index Funds or any owners or purchasers of the Vanguard Bond Index
Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Bond Index Funds, or the owners of the
Vanguard Bond Index Funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard
Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the Vanguard Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD
BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED
THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES
THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR
PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY
MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE
BLOOMBERG BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY
DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT
TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING,
WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR
ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

73

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3142 082017

Semiannual Report | June 30, 2017

Vanguard Total Bond Market Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangement.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended June 30, 2017, Vanguard Total Bond Market Index Fund returned 2.35% for Investor Shares. The fund’s result matched that of its benchmark index but was lower than the average return of its peers (+2.40%).

• Interest rates were pulled in different directions during the period. The Federal Reserve raised its policy rate twice, in March and in June, noting that although inflation was still below its 2% target, improvements in the labor market and in economic conditions warranted the moves. That pushed up short-term rates, while longer-term rates eased lower on dimmer longer-range prospects for faster growth and higher inflation.

• U.S. Treasuries returned close to 2%, mortgage-backed securities returned more than 1%, and corporate bonds returned almost 4%.

• Lower-quality investment-grade bonds outpaced their higher-quality counterparts.

• By maturity, long-term bonds significantly outpaced intermediate- and short-term bonds.

Total Returns: Six Months Ended June 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	2.27%	1.22%	1.13%	2.35%
ETF Shares	2.37
Market Price				2.33
Net Asset Value				2.42
Admiral™ Shares	2.37	1.27	1.13	2.40
Institutional Shares	2.38	1.27	1.13	2.40
Institutional Plus Shares	2.39	1.28	1.13	2.41
Institutional Select Shares	2.41	1.29	1.13	2.42
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				2.35
Core Bond Funds Average				2.40

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares,
Institutional Plus Shares, and Institutional Select Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat.
Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares	Average
Total Bond Market
Index Fund	0.15%	0.05%	0.05%	0.04%	0.03%	0.01%	0.78%

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the fund’s annualized expense ratios were 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05%
for Admiral Shares, 0.04% for Institutional Shares, 0.03% for Institutional Plus Shares, and 0.01% for Institutional Select Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Core Bond Funds Average.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
			Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

Total Bond Market Index Fund

Fund Profile
As of June 30, 2017

Share-Class Characteristics
						Institutional
	Investor		Admiral	Institutional	Institutional	Select
	Shares	ETF Shares	Shares	Shares	Plus Shares	Shares
Ticker Symbol	VBMFX	BND	VBTLX	VBTIX	VBMPX	VTBSX
Expense Ratio[1]	0.15%	0.05%	0.05%	0.04%	0.03%	0.01%
30-Day SEC Yield	2.27%	2.37%	2.37%	2.38%	2.39%	2.41%

Financial Attributes

		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index

Number of Bonds	8,174	9,347

Yield to Maturity
(before expenses)	2.5%	2.5%

Average Coupon	3.0%	3.0%

Average Duration	6.1 years	6.1 years

Average Effective
Maturity	8.4 years	8.3 years

Short-Term
Reserves	1.9%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.3%
Commercial Mortgage-Backed	1.8
Finance	8.9
Foreign	5.7
Government Mortgage-Backed	21.3
Industrial	17.3
Treasury/Agency	42.6
Utilities	2.0
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
Bloomberg
Barclays U.S.
Aggregate
Float Adjusted
Index
R-Squared	0.99
Beta	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.0%
Aaa	5.3
Aa	4.0
A	11.7
Baa	15.0

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	22.3
3 - 5 Years	21.4
5 - 10 Years	39.2
10 - 20 Years	3.8
20 - 30 Years	12.5
Over 30 Years	0.6

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratios were 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05% for
Admiral Shares, 0.04% for Institutional Shares, 0.03% for Institutional Plus Shares, and 0.01% for Institutional Select Shares.

Total Bond Market Index Fund

Investment Focus

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2006, Through June 30, 2017
				Spliced
				Bloomberg
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.22%	1.70%	6.92%	6.97%
2008	4.85	0.20	5.05	5.24
2009	4.26	1.67	5.93	5.93
2010	3.55	2.87	6.42	6.58
2011	3.30	4.26	7.56	7.92
2012	2.63	1.42	4.05	4.32
2013	2.29	-4.55	-2.26	-1.97
2014	2.55	3.21	5.76	5.85
2015	2.32	-2.02	0.30	0.44
2016	2.36	0.14	2.50	2.75
2017	1.22	1.13	2.35	2.35
For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended June 30, 2017.

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Fund

Average Annual Total Returns: Periods Ended June 30, 2017
						Ten Years
	Inception Date	One Year Five Years		Income	Capital	Total
Investor Shares	12/11/1986	-0.54%	2.02%	3.20%	1.14%	4.34%
ETF Shares	4/3/2007
Market Price		-0.56	2.11			4.42
Net Asset Value		-0.45	2.14			4.44
Admiral Shares	11/12/2001	-0.44	2.13	3.31	1.14	4.45
Institutional Shares	9/18/1995	-0.43	2.15	3.34	1.14	4.48
Institutional Plus Shares	9/18/1995	-0.42	2.16	3.35	1.14	4.49
Institutional Select Shares	6/24/2016	-0.40	—	2.44[1]	-2.28[1]	0.16[1]
1 Return since inception.

The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. The returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional Plus Shares from then on.

10

Total Bond Market Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.625%	8/15/19	941,942	985,507	0.5%
United States Treasury Note/Bond	2.125%	5/15/25	976,902	970,796	0.5%
United States Treasury Note/Bond	2.625%	11/15/20	853,684	880,899	0.5%
United States Treasury Note/Bond	1.000%	9/15/18	870,142	866,879	0.5%
United States Treasury Note/Bond	1.750%	5/15/23	864,703	851,594	0.5%
United States Treasury Note/Bond	2.250%	11/15/25	750,907	751,140	0.4%
United States Treasury Note/Bond	1.000%	3/15/19	735,920	731,438	0.4%
United States Treasury Note/Bond	1.250%	3/31/21	709,298	697,439	0.4%
United States Treasury Note/Bond	1.625%	5/15/26	716,160	679,005	0.4%
United States Treasury Note/Bond	2.500%	5/15/24	657,918	673,853	0.4%
United States Treasury Note/Bond	3.375%	11/15/19	640,633	669,263	0.4%
United States Treasury Note/Bond	2.375%	5/15/27	659,190	663,514	0.4%
United States Treasury Note/Bond	2.500%	5/15/46	708,277	660,249	0.4%
United States Treasury Note/Bond	1.625%	2/15/26	694,677	660,158	0.4%
United States Treasury Note/Bond	0.750%	2/15/19	644,537	638,291	0.3%
United States Treasury Note/Bond	3.500%	5/15/20	601,005	633,964	0.3%
United States Treasury Note/Bond	2.000%	8/15/25	638,325	627,454	0.3%
United States Treasury Note/Bond	1.625%	3/15/20	623,890	625,837	0.3%
United States Treasury Note/Bond	3.125%	5/15/19	605,334	624,723	0.3%
United States Treasury Note/Bond	2.250%	11/15/24	600,474	603,663	0.3%
United States Treasury Note/Bond	1.750%	2/28/22	605,302	602,651	0.3%
United States Treasury Note/Bond	2.875%	11/15/46	593,420	597,687	0.3%
United States Treasury Note/Bond	3.000%	5/15/45	559,279	577,282	0.3%
United States Treasury Note/Bond	1.375%	2/15/20	572,024	570,239	0.3%
United States Treasury Note/Bond	1.875%	2/28/22	567,886	568,596	0.3%
United States Treasury Note/Bond	1.500%	8/15/26	607,414	568,406	0.3%
United States Treasury Note/Bond	0.875%	5/15/19	567,645	562,411	0.3%
United States Treasury Note/Bond	1.125%	9/30/21	564,411	549,065	0.3%
United States Treasury Note/Bond	2.250%	2/15/27	549,855	547,446	0.3%

11

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	2.750%	11/15/42	546,619	540,896	0.3%
	United States Treasury Note/Bond	1.250%	1/31/20	544,130	540,729	0.3%
*	United States Treasury Note/Bond	0.750%	9/30/18	542,596	538,782	0.3%
	United States Treasury Note/Bond	1.000%	11/15/19	536,465	530,768	0.3%
	United States Treasury Note/Bond	1.500%	10/31/19	505,710	506,423	0.3%
	United States Treasury Note/Bond	1.750%	6/30/22	509,384	506,042	0.3%
	United States Treasury Note/Bond	1.500%	11/30/19	503,150	503,623	0.3%
	United States Treasury Note/Bond	3.625%	2/15/20	477,635	503,609	0.3%
	United States Treasury Note/Bond	1.250%	10/31/21	514,864	502,878	0.3%
	United States Treasury Note/Bond	1.875%	3/31/22	495,100	495,333	0.3%
	United States Treasury Note/Bond	1.375%	1/31/21	499,027	493,727	0.3%
	United States Treasury Note/Bond	2.750%	8/15/42	492,360	487,589	0.3%
	United States Treasury Note/Bond	1.500%	8/31/18	485,375	486,360	0.3%
	United States Treasury Note/Bond	2.500%	8/15/23	466,785	478,963	0.3%
	United States Treasury Note/Bond	3.625%	2/15/44	412,962	476,389	0.3%
	United States Treasury Note/Bond	2.000%	11/15/26	487,821	475,777	0.2%
	United States Treasury Note/Bond	2.375%	8/15/24	465,390	472,445	0.2%
	United States Treasury Note/Bond	1.500%	5/15/20	468,788	468,202	0.2%
	United States Treasury Note/Bond	0.875%	9/15/19	472,565	467,027	0.2%
*	United States Treasury
	Note/Bond	0.750%–9.000%	7/31/18–5/15/47	43,339,664	44,593,751	24.3%
					73,708,762	40.2%
Agency Bonds and Notes
1	Federal Home Loan
	Mortgage Corp.	0.000%–6.750%	10/12/18–7/15/32	865,878	912,246	0.5%
1	Federal National
	Mortgage Assn.	0.000%–7.250%	7/20/18–7/15/37	1,674,766	1,718,585	0.9%
	Agency Bonds
	and Notes—Other †				1,316,178	0.7%
					3,947,009	2.1%
Conventional Mortgage-Backed Securities
[1,2,3] Fannie Mae Pool	2.000%–9.500%		7/1/17–7/1/47	15,680,881	16,272,274	8.9%
[1,2,3] Freddie Mac Gold Pool		3.000%	1/1/47	468,196	467,550	0.2%
[1,2,3] Freddie Mac Gold Pool	2.000%–10.000%		7/1/17–7/1/47	9,580,466	9,923,839	5.4%
[1,2]	Freddie Mac Non
	Gold Pool	9.500%	3/1/20	1	1	0.0%
[2,3]	Ginnie Mae I Pool	0.000%–10.500%	0/0/0–7/1/47	1,416,362	1,511,087	0.8%
[2,3]	Ginnie Mae II Pool	4.000%	7/1/47	455,000	478,605	0.3%
[2,3]	Ginnie Mae II Pool	2.500%–8.500%	4/20/18–8/1/47	9,715,779	10,086,439	5.5%
					38,739,795	21.1%
Nonconventional Mortgage-Backed Securities
[1,2,4] Fannie Mae Pool	2.111%–5.860%		11/1/32–12/1/43	174,197	180,606	0.1%
[1,2,4] Freddie Mac Non
	Gold Pool	2.235%–6.355%	4/1/33–11/1/43	48,401	50,560	0.0%
[2,4]	Ginnie Mae II Pool	2.125%–3.500%	6/20/29–1/20/44	53,638	55,193	0.1%
					286,359	0.2%
Total U.S. Government and Agency Obligations (Cost $116,299,320)					116,681,925	63.6%
[5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,604,976) †					4,634,786	2.5%
Corporate Bonds
Finance
5	Banking †				11,563,686	6.3%
5	Brokerage †				440,509	0.2%

12

Total Bond Market Index Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
5 Finance Companies †			566,913	0.3%
5 Insurance †			2,248,897	1.2%
Other Finance †			868	0.0%
Real Estate Investment Trusts †			1,191,004	0.7%
			16,011,877	8.7%
Industrial
5 Basic Industry †			1,662,614	0.9%
5 Capital Goods †			2,518,717	1.4%
5 Communication †			4,886,707	2.7%
Consumer Cyclical †			3,597,012	2.0%
5 Consumer Noncyclical †			7,981,767	4.3%
5 Energy †			4,874,943	2.7%
Other Industrial †			166,944	0.1%
5 Technology †			4,392,275	2.4%
Transportation †			1,125,632	0.6%
			31,206,611	17.1%
Utilities
5 Electric †			3,285,173	1.8%
Natural Gas †			240,516	0.1%
Other Utility †			29,371	0.0%
			3,555,060	1.9%
Total Corporate Bonds (Cost $49,124,873)			50,773,548	27.7%
[5]Sovereign Bonds (Cost $8,893,041) †			8,993,057	4.9%
Taxable Municipal Bonds (Cost $1,205,208) †			1,356,999	0.8%

	Coupon	Shares
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity Fund
(Cost $3,475,595)	1.181%	34,754,007	3,476,096	1.9%
Total Investments (Cost $183,603,013)			185,916,411	101.4%

13

Total Bond Market Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	12,013
Receivables for Investment Securities Sold	1,595,847
Receivables for Accrued Income	1,108,264
Receivables for Capital Shares Issued	334,438
Other Assets	1,272
Total Other Assets	3,051,834	1.6%
Liabilities
Payables for Investment Securities Purchased	(5,096,346)
Payables for Capital Shares Redeemed	(272,239)
Payables for Distributions	(22,490)
Payables to Vanguard	(79,745)
Other Liabilities	(44,040)
Total Liabilities	(5,514,860)	(3.0%)
Net Assets	183,453,385	100.0%

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	181,054,803
Undistributed Net Investment Income	67,690
Accumulated Net Realized Gains	17,494
Unrealized Appreciation (Depreciation)	2,313,398
Net Assets	183,453,385

Investor Shares—Net Assets
Applicable to 534,217,324 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,752,963
Net Asset Value Per Share—Investor Shares	$10.77

ETF Shares—Net Assets
Applicable to 422,823,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	34,561,380
Net Asset Value Per Share—ETF Shares	$81.74

Admiral Shares—Net Assets
Applicable to 7,147,021,756 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	76,965,594
Net Asset Value Per Share—Admiral Shares	$10.77

14

Total Bond Market Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 3,387,886,979 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	36,483,799
Net Asset Value Per Share—Institutional Shares	$10.77

Institutional Plus Shares—Net Assets
Applicable to 1,991,645,104 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,447,708
Net Asset Value Per Share—Institutional Plus Shares	$10.77

Institutional Select Shares—Net Assets
Applicable to 765,347,751 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,241,941
Net Asset Value Per Share—Institutional Select Shares	$10.77

• See Note A in Notes to Financial Statements.
* Securities with a value of $955,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2017.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $987,729,000, representing 0.5% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Total Bond Market Index Fund

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest[1]	2,278,534
Total Income	2,278,534
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,846
Management and Administrative—Investor Shares	3,458
Management and Administrative—ETF Shares	6,292
Management and Administrative—Admiral Shares	14,306
Management and Administrative—Institutional Shares	6,015
Management and Administrative—Institutional Plus Shares	2,827
Management and Administrative—Institutional Select Shares	190
Marketing and Distribution—Investor Shares	565
Marketing and Distribution—ETF Shares	786
Marketing and Distribution—Admiral Shares	3,137
Marketing and Distribution—Institutional Shares	476
Marketing and Distribution—Institutional Plus Shares	129
Marketing and Distribution—Institutional Select Shares	—
Custodian Fees	696
Shareholders’ Reports—Investor Shares	192
Shareholders’ Reports—ETF Shares	945
Shareholders’ Reports—Admiral Shares	780
Shareholders’ Reports—Institutional Shares	142
Shareholders’ Reports—Institutional Plus Shares	44
Shareholders’ Reports—Institutional Select Shares	—
Trustees’ Fees and Expenses	59
Total Expenses	43,885
Net Investment Income	2,234,649
Realized Net Gain (Loss)
Investment Securities Sold[1]	157,611
Futures Contracts	(41)
Realized Net Gain (Loss)	157,570
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,852,530
Net Increase (Decrease) in Net Assets Resulting from Operations	4,244,749
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $14,247,000 and $17,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,234,649	4,000,540
Realized Net Gain (Loss)	157,570	47,329
Change in Unrealized Appreciation (Depreciation)	1,852,530	(530,101)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,244,749	3,517,768
Distributions
Net Investment Income
Investor Shares	(70,178)	(151,601)
ETF Shares	(341,417)	(739,901)
Admiral Shares	(937,257)	(1,658,060)
Institutional Shares	(447,977)	(802,418)
Institutional Plus Shares	(275,673)	(601,353)
Institutional Select Shares	(84,437)	(51,450)
Realized Capital Gain[1]
Investor Shares	—	(2,662)
ETF Shares	—	(13,867)
Admiral Shares	—	(31,890)
Institutional Shares	—	(15,046)
Institutional Plus Shares	—	(9,748)
Institutional Select Shares	—	(2,382)
Total Distributions	(2,156,939)	(4,080,378)
Capital Share Transactions
Investor Shares	(281,475)	(483,969)
ETF Shares	2,668,594	4,246,515
Admiral Shares	3,526,214	12,106,214
Institutional Shares	1,912,034	5,211,610
Institutional Plus Shares	(999,563)	(2,219,425)
Institutional Select Shares	2,724,576	5,638,625
Net Increase (Decrease) from Capital Share Transactions	9,550,380	24,499,570
Total Increase (Decrease)	11,638,190	23,936,960
Net Assets
Beginning of Period	171,815,195	147,878,235
End of Period[2]	183,453,385	171,815,195

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $51,469,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $67,690,000 and ($10,020,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.130	.254	.253	.264	.256	.285
Net Realized and Unrealized Gain (Loss)
on Investments	.120	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.250	.269	.034	.603	(.248)	.441
Distributions
Dividends from Net Investment Income	(.129)	(.254)	(.254)	(.264)	(.256)	(.285)
Distributions from Realized Capital Gains	—	(.005)	(.010)	(.029)	(.026)	(.066)
Total Distributions	(.129)	(.259)	(.264)	(.293)	(.282)	(.351)
Net Asset Value, End of Period	$10.77	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return[1]	2.35%	2.50%	0.30%	5.76%	-2.26%	4.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,753	$5,969	$6,434	$7,076	$7,939	$11,794
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.30%	2.34%	2.44%	2.37%	2.55%
Portfolio Turnover Rate[2,3]	52%	61%	84%	72%	73%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 12%, 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$80.64	$80.58	$82.33	$79.91	$83.92	$83.31
Investment Operations
Net Investment Income	1.010	1.995	2.000	2.073	2.031	2.222
Net Realized and Unrealized Gain (Loss)
on Investments	.930	.096	(1.671)	2.641	(3.812)	1.111
Total from Investment Operations	1.940	2.091	.329	4.714	(1.781)	3.333
Distributions
Dividends from Net Investment Income	(.840)	(1.995)	(2.001)	(2.073)	(2.031)	(2.222)
Distributions from Realized Capital Gains	—	(.036)	(.078)	(.221)	(.198)	(.501)
Total Distributions	(.840)	(2.031)	(2.079)	(2.294)	(2.229)	(2.723)
Net Asset Value, End of Period	$81.74	$80.64	$80.58	$82.33	$79.91	$83.92

Total Return	2.42%	2.57%	0.39%	5.96%	-2.14%	4.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,561	$31,445	$27,279	$26,041	$17,637	$17,968
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.54%	2.40%	2.44%	2.57%	2.49%	2.65%
Portfolio Turnover Rate[1,2]	52%	61%	84%	72%	73%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 12%, 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.135	.265	.263	.278	.269	.296
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.254	.280	.044	.617	(.235)	.452
Distributions
Dividends from Net Investment Income	(.134)	(.265)	(.264)	(.278)	(.269)	(.296)
Distributions from Realized Capital Gains	—	(.005)	(.010)	(.029)	(.026)	(.066)
Total Distributions	(.134)	(.270)	(.274)	(.307)	(.295)	(.362)
Net Asset Value, End of Period	$10.77	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return[1]	2.40%	2.60%	0.40%	5.89%	-2.15%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76,966	$72,592	$60,783	$54,198	$33,450	$35,533
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.54%	2.40%	2.44%	2.57%	2.49%	2.65%
Portfolio Turnover Rate[2,3]	52%	61%	84%	72%	73%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 12%, 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.136	.266	.265	.279	.270	.299
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.255	.281	.046	.618	(.234)	.455
Distributions
Dividends from Net Investment Income	(.135)	(.266)	(.266)	(.279)	(.270)	(.299)
Distributions from Realized Capital Gains	—	(.005)	(.010)	(.029)	(.026)	(.066)
Total Distributions	(.135)	(.271)	(.276)	(.308)	(.296)	(.365)
Net Asset Value, End of Period	$10.77	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return	2.40%	2.61%	0.41%	5.91%	-2.14%	4.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,484	$34,167	$29,095	$27,103	$20,206	$22,494
Ratio of Total Expenses to
Average Net Assets	0.04%	0.04%	0.05%	0.06%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.41%	2.45%	2.58%	2.50%	2.68%
Portfolio Turnover Rate[1,2]	52%	61%	84%	72%	73%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 12%, 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.136	.267	.266	.280	.272	.301
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.255	.282	.047	.619	(.232)	.457
Distributions
Dividends from Net Investment Income	(.135)	(.267)	(.267)	(.280)	(.272)	(.301)
Distributions from Realized Capital Gains	—	(.005)	(.010)	(.029)	(.026)	(.066)
Total Distributions	(.135)	(.272)	(.277)	(.309)	(.298)	(.367)
Net Asset Value, End of Period	$10.77	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return	2.41%	2.62%	0.42%	5.92%	-2.12%	4.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,448	$22,203	$24,287	$22,254	$18,607	$16,294
Ratio of Total Expenses to
Average Net Assets	0.03%	0.03%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.42%	2.46%	2.59%	2.52%	2.70%
Portfolio Turnover Rate[1,2]	52%	61%	84%	72%	73%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 12%, 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Institutional Select Shares
	Six Months	June 24,
	Ended	2016[1] to
	June 30,	Dec. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$10.65	$11.03
Investment Operations
Net Investment Income	.137	.135
Net Realized and Unrealized Gain (Loss) on Investments	.119	(.375)
Total from Investment Operations	.256	(.240)
Distributions
Dividends from Net Investment Income	(.136)	(.135)
Distributions from Realized Capital Gains	—	(.005)
Total Distributions	(.136)	(.140)
Net Asset Value, End of Period	$10.77	$10.65

Total Return	2.42%	-2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,242	$5,438
Ratio of Total Expenses to Average Net Assets	0.01%	0.01%[2]
Ratio of Net Investment Income to Average Net Assets	2.58%	2.41%[2]
Portfolio Turnover Rate [3,4]	52%	61%[5]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 12% and 23% attributable to mortgage-dollar-roll activity.
5 Reflects the fund’s portfolio turnover for the fiscal year ended December 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at June 30, 2017.

24

Total Bond Market Index Fund

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

25

Total Bond Market Index Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the fund had contributed to Vanguard capital in the amount of $12,013,000, representing 0.01% of the fund’s net assets and 4.80% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

26

Total Bond Market Index Fund

The following table summarizes the market value of the fund’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	116,681,925	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,634,785	1
Corporate Bonds	—	50,773,548	—
Sovereign Bonds	—	8,993,057	—
Taxable Municipal Bonds	—	1,356,999	—
Temporary Cash Investments	3,476,096	—	—
Total	3,476,096	182,440,314	1

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended June 30, 2017, the fund realized $7,432,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $132,644,000 during the period from November 1, 2016, through December 31, 2016, which are deferred and will be treated as realized for tax purposes in fiscal 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2017.

At June 30, 2017, the cost of investment securities for tax purposes was $183,603,013,000. Net unrealized appreciation of investment securities for tax purposes was $2,313,398,000, consisting of unrealized gains of $3,423,875,000 on securities that had risen in value since their purchase and $1,110,477,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2017, the fund purchased $7,875,492,000 of investment securities and sold $8,025,413,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $45,919,091,000 and $38,138,005,000, respectively. Total purchases and sales include $2,347,258,000 and $228,997,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

27

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2017	December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	731,055	68,294	1,641,260	150,636
Issued in Lieu of Cash Distributions	67,125	6,259	147,851	13,556
Redeemed	(1,079,655)	(100,970)	(2,273,080)	(208,249)
Net Increase (Decrease)—Investor Shares	(281,475)	(26,417)	(483,969)	(44,057)
ETF Shares
Issued	2,962,731	36,500	5,251,666	63,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(294,137)	(3,600)	(1,005,151)	(12,200)
Net Increase (Decrease)—ETF Shares	2,668,594	32,900	4,246,515	51,400
Admiral Shares
Issued	10,921,305	1,020,086	22,198,749	2,035,330
Issued in Lieu of Cash Distributions	839,059	78,231	1,519,396	139,344
Redeemed	(8,234,150)	(769,066)	(11,611,931)	(1,069,305)
Net Increase (Decrease)—Admiral Shares	3,526,214	329,251	12,106,214	1,105,369
Institutional Shares
Issued	5,526,115	516,576	11,564,688	1,059,562
Issued in Lieu of Cash Distributions	420,662	39,220	768,358	70,457
Redeemed	(4,034,743)	(376,855)	(7,121,436)	(655,441)
Net Increase (Decrease)—Institutional Shares	1,912,034	178,941	5,211,610	474,578
Institutional Plus Shares
Issued	3,810,505	355,937	5,462,378	500,671
Issued in Lieu of Cash Distributions	264,291	24,644	591,388	54,218
Redeemed	(5,074,359)	(474,238)	(8,273,191)	(752,102)
Net Increase (Decrease)—Institutional Plus Shares	(999,563)	(93,657)	(2,219,425)	(197,213)
Institutional Select Shares[1]
Issued	2,830,619	264,571	5,775,699	523,418
Issued in Lieu of Cash Distributions	84,436	7,869	53,832	4,952
Redeemed	(190,479)	(17,807)	(190,906)	(17,655)
Net Increase (Decrease)—Institutional Select Shares	2,724,576	254,633	5,638,625	510,715
1 Inception was June 24, 2016, for Institutional Select Shares.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	12/31/2016	6/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,023.49	$0.75
ETF Shares	1,000.00	1,024.19	0.25
Admiral Shares	1,000.00	1,023.98	0.25
Institutional Shares	1,000.00	1,024.04	0.20
Institutional Plus Shares	1,000.00	1,024.09	0.15
Institutional Select Shares	1,000.00	1,024.20	0.05
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.12	$0.75
ETF Shares	1,000.00	1,024.62	0.25
Admiral Shares	1,000.00	1,024.62	0.25
Institutional Shares	1,000.00	1,024.67	0.20
Institutional Plus Shares	1,000.00	1,024.71	0.15
Institutional Select Shares	1,000.00	1,024.81	0.05

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, 0.04% for Institutional Shares, 0.03% for
Institutional Plus Shares, and 0.01% for Institutional Select Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

30

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

31

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

33

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S.
Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float
Adjusted Index thereafter.

34

Vanguard Total Bond Market Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Bond Market Index Fund particularly or the ability of the
Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard
Total Bond Market Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard
Total Bond Market Index Fund is the licensing of the Barclays index, which is determined, composed, and calculated by
Barclays without regard to Vanguard or Vanguard Total Bond Market Index Fund or any owners or purchasers of Vanguard
Total Bond Market Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Total Bond Market
Index Fund, or the owners of Vanguard Total Bond Market Index Fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total Bond Market Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Total Bond Market Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS VANGUARD TOTAL
BOND MARKET INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA
INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS
RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION
OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL
NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH
RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX. BARCLAYS MAKES NO EXPRESS
OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS
SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL
DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

 F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q842 082017

Semiannual Report | June 30, 2017

Vanguard Total Bond Market II Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Fund Profile.	6
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	161
Trustees Approve Advisory Arrangement.	163
Glossary.	165

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended June 30, 2017, Vanguard Total Bond Market II Index Fund returned 2.35% for Investor Shares. The fund’s result matched that of its benchmark index but was lower than the average return of its peers (+2.40%).

• Interest rates were pulled in different directions during the period. The Federal Reserve raised its policy rate twice, in March and in June, noting that although inflation was still below its 2% target, improvements in the labor market and in economic conditions warranted the moves. That pushed up short-term rates, while longer-term rates eased lower on dimmer longer-range prospects for faster growth and higher inflation.

• U.S. Treasuries returned close to 2%, mortgage-backed securities returned more than 1%, and corporate bonds returned almost 4%.

• Lower-quality investment-grade bonds outpaced their higher-quality counterparts.

• By maturity, long-term bonds significantly outpaced intermediate- and short-term bonds.

Total Returns: Six Months Ended June 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.29%	1.22%	1.13%	2.35%
Institutional Shares	2.36	1.26	1.13	2.39
Bloomberg Barclays U.S. Aggregate Float Adjusted
Index				2.35
Core Bond Funds Average				2.40
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.09%	0.02%	0.78%

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the fund’s annualized expense ratios were 0.09% for Investor Shares and 0.02% for Institutional
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Core Bond Funds Average.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity

2

dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
			Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

3

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition

4

period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

5

Total Bond Market II Index Fund

Fund Profile
As of June 30, 2017

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.09%	0.02%
30-Day SEC Yield	2.29%	2.36%

Financial Attributes

		Bloomberg
		Barclays
		U.S.
		Aggregate
		Float
		Adjusted
	Fund	Index

Number of Bonds	7,750	9,347

Yield to Maturity (before
expenses)	2.5%	2.5%

Average Coupon	2.9%	3.0%

Average Duration	6.1 years	6.1 years

Average Effective Maturity	8.4 years	8.3 years

Short-Term Reserves	2.9%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.3%
Commercial Mortgage-Backed	1.6
Finance	8.8
Foreign	5.6
Government Mortgage-Backed	21.1
Industrial	17.3
Treasury/Agency	43.2
Utilities	1.9
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
Bloomberg
Barclays U.S.
Aggregate
Float Adjusted
Index
R-Squared	0.99
Beta	1.04

These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.0%
1 - 3 Years	22.3
3 - 5 Years	20.6
5 - 10 Years	39.2
10 - 20 Years	4.0
20 - 30 Years	12.3
Over 30 Years	0.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.3%
Aaa	5.3
Aa	4.0
A	11.6
Baa	14.8

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares.

6

Total Bond Market II Index Fund

Investment Focus

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2009, Through June 30, 2017
				Spliced
				Bloomberg
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	2.00	-4.26	-2.26	-1.97
2014	2.35	3.58	5.93	5.85
2015	2.28	-2.00	0.28	0.44
2016	2.35	0.20	2.55	2.75
2017	1.22	1.13	2.35	2.35
For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended June 30, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	1/26/2009	-0.51%	2.05%	2.70%	1.18%	3.88%
Institutional Shares	2/17/2009	-0.44	2.12	2.74	1.16	3.90

See Financial Highlights for dividend and capital gains information.

8

Total Bond Market II Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (63.9%)
U.S. Government Securities (40.7%)
	United States Treasury Note/Bond	2.875%	3/31/18	1,092	1,105
	United States Treasury Note/Bond	9.125%	5/15/18	11,300	12,059
	United States Treasury Note/Bond	1.000%	5/31/18	131,300	130,972
	United States Treasury Note/Bond	2.375%	5/31/18	60,646	61,234
	United States Treasury Note/Bond	1.125%	6/15/18	56,275	56,187
	United States Treasury Note/Bond	0.625%	6/30/18	356,305	354,078
	United States Treasury Note/Bond	1.375%	6/30/18	242,400	242,628
	United States Treasury Note/Bond	2.375%	6/30/18	22,211	22,447
	United States Treasury Note/Bond	0.875%	7/15/18	125,000	124,472
	United States Treasury Note/Bond	0.750%	7/31/18	271,925	270,353
	United States Treasury Note/Bond	1.375%	7/31/18	113,258	113,346
	United States Treasury Note/Bond	2.250%	7/31/18	56,984	57,554
	United States Treasury Note/Bond	1.000%	8/15/18	261,275	260,376
	United States Treasury Note/Bond	0.750%	8/31/18	352,645	350,385
	United States Treasury Note/Bond	1.500%	8/31/18	50,000	50,101
	United States Treasury Note/Bond	1.000%	9/15/18	92,374	92,028
1	United States Treasury Note/Bond	0.750%	9/30/18	333,907	331,560
	United States Treasury Note/Bond	1.375%	9/30/18	207,425	207,554
	United States Treasury Note/Bond	0.875%	10/15/18	84,320	83,833
	United States Treasury Note/Bond	0.750%	10/31/18	102,190	101,407
	United States Treasury Note/Bond	1.250%	10/31/18	148,000	147,839
	United States Treasury Note/Bond	1.750%	10/31/18	82,900	83,366
	United States Treasury Note/Bond	1.250%	11/15/18	53,932	53,865
	United States Treasury Note/Bond	3.750%	11/15/18	53,917	55,661
	United States Treasury Note/Bond	1.000%	11/30/18	503,482	501,121
	United States Treasury Note/Bond	1.250%	11/30/18	149,100	148,914
	United States Treasury Note/Bond	1.375%	11/30/18	32,530	32,540
	United States Treasury Note/Bond	1.375%	12/31/18	125,925	125,964
	United States Treasury Note/Bond	1.500%	12/31/18	291,936	292,575
	United States Treasury Note/Bond	1.125%	1/15/19	240,005	239,143
	United States Treasury Note/Bond	1.125%	1/31/19	17,220	17,158
	United States Treasury Note/Bond	1.250%	1/31/19	60,775	60,670
	United States Treasury Note/Bond	1.500%	1/31/19	105,750	105,965
	United States Treasury Note/Bond	0.750%	2/15/19	258,495	255,990
	United States Treasury Note/Bond	2.750%	2/15/19	15,365	15,706
	United States Treasury Note/Bond	1.125%	2/28/19	3,805	3,791

9

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	2/28/19	178,275	178,304
United States Treasury Note/Bond	1.500%	2/28/19	257,155	257,718
United States Treasury Note/Bond	1.000%	3/15/19	266,354	264,732
United States Treasury Note/Bond	1.250%	3/31/19	166,530	166,165
United States Treasury Note/Bond	1.500%	3/31/19	32,800	32,882
United States Treasury Note/Bond	1.625%	3/31/19	60,380	60,653
United States Treasury Note/Bond	0.875%	4/15/19	6,750	6,691
United States Treasury Note/Bond	1.250%	4/30/19	57,180	57,046
United States Treasury Note/Bond	1.625%	4/30/19	54,000	54,236
United States Treasury Note/Bond	0.875%	5/15/19	25,000	24,769
United States Treasury Note/Bond	3.125%	5/15/19	58,125	59,987
United States Treasury Note/Bond	1.125%	5/31/19	56,175	55,912
United States Treasury Note/Bond	1.250%	5/31/19	340,805	340,007
United States Treasury Note/Bond	1.500%	5/31/19	108,925	109,180
United States Treasury Note/Bond	0.875%	6/15/19	175,691	173,989
United States Treasury Note/Bond	1.000%	6/30/19	37,103	36,825
United States Treasury Note/Bond	1.250%	6/30/19	261,375	260,680
United States Treasury Note/Bond	1.625%	6/30/19	336,175	337,698
United States Treasury Note/Bond	0.750%	7/15/19	374,895	370,093
United States Treasury Note/Bond	0.875%	7/31/19	269,261	266,401
United States Treasury Note/Bond	1.625%	7/31/19	436,000	437,975
United States Treasury Note/Bond	0.750%	8/15/19	257,329	253,831
United States Treasury Note/Bond	3.625%	8/15/19	271,150	283,691
United States Treasury Note/Bond	8.125%	8/15/19	1,215	1,385
United States Treasury Note/Bond	1.000%	8/31/19	276,575	274,155
United States Treasury Note/Bond	1.625%	8/31/19	275,523	276,729
United States Treasury Note/Bond	0.875%	9/15/19	508,455	502,496
United States Treasury Note/Bond	1.000%	9/30/19	65,253	64,651
United States Treasury Note/Bond	1.750%	9/30/19	306,311	308,513
United States Treasury Note/Bond	1.000%	10/15/19	246,535	244,186
United States Treasury Note/Bond	1.250%	10/31/19	75,000	74,695
United States Treasury Note/Bond	1.500%	10/31/19	406,250	406,823
United States Treasury Note/Bond	1.000%	11/15/19	898,430	888,889
United States Treasury Note/Bond	3.375%	11/15/19	40,476	42,285
United States Treasury Note/Bond	1.000%	11/30/19	155,000	153,354
United States Treasury Note/Bond	1.500%	11/30/19	503,000	503,473
United States Treasury Note/Bond	1.375%	12/15/19	823,422	821,619
United States Treasury Note/Bond	1.125%	12/31/19	47,315	46,916
United States Treasury Note/Bond	1.625%	12/31/19	282,284	283,342
United States Treasury Note/Bond	1.375%	1/15/20	916,610	914,318
United States Treasury Note/Bond	1.250%	1/31/20	137,319	136,461
United States Treasury Note/Bond	1.375%	1/31/20	90,400	90,146
United States Treasury Note/Bond	1.375%	2/15/20	861,627	858,939
United States Treasury Note/Bond	8.500%	2/15/20	5,018	5,923
United States Treasury Note/Bond	1.375%	2/29/20	66,100	65,873
United States Treasury Note/Bond	1.625%	3/15/20	603,621	605,504
United States Treasury Note/Bond	1.375%	3/31/20	64,030	63,780
United States Treasury Note/Bond	1.500%	4/15/20	347,514	347,243
United States Treasury Note/Bond	1.125%	4/30/20	56,276	55,652
United States Treasury Note/Bond	1.375%	4/30/20	186,474	185,629
United States Treasury Note/Bond	1.500%	5/15/20	307,960	307,575
United States Treasury Note/Bond	3.500%	5/15/20	134,995	142,398
United States Treasury Note/Bond	1.375%	5/31/20	135,615	134,959
United States Treasury Note/Bond	1.500%	5/31/20	431,000	430,392

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	6/15/20	146,090	145,884
United States Treasury Note/Bond	1.625%	6/30/20	126,325	126,542
United States Treasury Note/Bond	1.875%	6/30/20	151,470	152,867
United States Treasury Note/Bond	1.625%	7/31/20	189,145	189,381
United States Treasury Note/Bond	2.625%	8/15/20	233,220	240,508
United States Treasury Note/Bond	8.750%	8/15/20	21,755	26,473
United States Treasury Note/Bond	1.375%	8/31/20	218,375	216,840
United States Treasury Note/Bond	2.125%	8/31/20	220,683	224,201
United States Treasury Note/Bond	1.375%	9/30/20	224,315	222,597
United States Treasury Note/Bond	2.000%	9/30/20	14,642	14,818
United States Treasury Note/Bond	1.375%	10/31/20	312,743	310,204
United States Treasury Note/Bond	1.750%	10/31/20	246,582	247,623
United States Treasury Note/Bond	2.625%	11/15/20	290,500	299,761
United States Treasury Note/Bond	1.625%	11/30/20	39,000	38,976
United States Treasury Note/Bond	2.000%	11/30/20	273,475	276,636
United States Treasury Note/Bond	1.750%	12/31/20	212,111	212,707
United States Treasury Note/Bond	2.375%	12/31/20	119,345	122,236
United States Treasury Note/Bond	1.375%	1/31/21	463,803	458,877
United States Treasury Note/Bond	2.125%	1/31/21	169,525	172,120
United States Treasury Note/Bond	3.625%	2/15/21	142,000	151,652
United States Treasury Note/Bond	7.875%	2/15/21	22,550	27,412
United States Treasury Note/Bond	1.125%	2/28/21	114,373	112,050
United States Treasury Note/Bond	2.000%	2/28/21	176,100	178,053
United States Treasury Note/Bond	1.250%	3/31/21	216,387	212,769
United States Treasury Note/Bond	2.250%	3/31/21	238,551	243,248
United States Treasury Note/Bond	1.375%	4/30/21	174,581	172,345
United States Treasury Note/Bond	2.250%	4/30/21	139,880	142,591
United States Treasury Note/Bond	3.125%	5/15/21	13,845	14,561
United States Treasury Note/Bond	1.375%	5/31/21	159,460	157,242
United States Treasury Note/Bond	2.000%	5/31/21	123,450	124,684
United States Treasury Note/Bond	1.125%	6/30/21	651,993	636,306
United States Treasury Note/Bond	2.125%	6/30/21	338,285	343,150
United States Treasury Note/Bond	1.125%	7/31/21	306,305	298,552
United States Treasury Note/Bond	2.250%	7/31/21	179,750	183,176
United States Treasury Note/Bond	2.125%	8/15/21	287,453	291,451
United States Treasury Note/Bond	8.125%	8/15/21	34,550	43,231
United States Treasury Note/Bond	1.125%	8/31/21	274,994	267,775
United States Treasury Note/Bond	2.000%	8/31/21	173,550	175,041
United States Treasury Note/Bond	1.125%	9/30/21	58,473	56,883
United States Treasury Note/Bond	2.125%	9/30/21	265,000	268,601
United States Treasury Note/Bond	1.250%	10/31/21	468,817	457,903
United States Treasury Note/Bond	2.000%	10/31/21	275,870	278,069
United States Treasury Note/Bond	2.000%	11/15/21	281,291	283,620
United States Treasury Note/Bond	1.750%	11/30/21	507,935	506,584
United States Treasury Note/Bond	1.875%	11/30/21	215,853	216,393
United States Treasury Note/Bond	2.000%	12/31/21	118,090	118,939
United States Treasury Note/Bond	2.125%	12/31/21	154,225	156,201
United States Treasury Note/Bond	1.500%	1/31/22	305,593	300,914
United States Treasury Note/Bond	1.875%	1/31/22	410,028	410,541
United States Treasury Note/Bond	2.000%	2/15/22	83,537	84,164
United States Treasury Note/Bond	1.750%	2/28/22	160,777	160,073
United States Treasury Note/Bond	1.875%	2/28/22	387,690	388,175
United States Treasury Note/Bond	1.750%	3/31/22	60,937	60,613
United States Treasury Note/Bond	1.875%	3/31/22	550,158	550,416

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	4/30/22	77,100	76,642
United States Treasury Note/Bond	1.875%	4/30/22	63,511	63,491
United States Treasury Note/Bond	1.750%	5/15/22	10,000	9,944
United States Treasury Note/Bond	1.750%	5/31/22	175,201	174,160
United States Treasury Note/Bond	1.875%	5/31/22	115,350	115,332
United States Treasury Note/Bond	1.750%	6/30/22	320,000	317,901
United States Treasury Note/Bond	2.125%	6/30/22	35,735	36,120
United States Treasury Note/Bond	2.000%	7/31/22	142,180	142,824
United States Treasury Note/Bond	1.625%	8/15/22	139,440	137,545
United States Treasury Note/Bond	7.250%	8/15/22	75	94
United States Treasury Note/Bond	1.875%	8/31/22	156,458	156,140
United States Treasury Note/Bond	1.750%	9/30/22	316,953	314,031
United States Treasury Note/Bond	1.875%	10/31/22	246,430	245,506
United States Treasury Note/Bond	1.625%	11/15/22	33,976	33,402
United States Treasury Note/Bond	7.625%	11/15/22	150	193
United States Treasury Note/Bond	2.000%	11/30/22	40,800	40,883
United States Treasury Note/Bond	2.125%	12/31/22	93,763	94,495
United States Treasury Note/Bond	1.750%	1/31/23	184,865	182,554
United States Treasury Note/Bond	2.000%	2/15/23	179,625	179,681
United States Treasury Note/Bond	7.125%	2/15/23	15,675	19,961
United States Treasury Note/Bond	1.500%	2/28/23	430,055	418,564
United States Treasury Note/Bond	1.500%	3/31/23	116,865	113,632
United States Treasury Note/Bond	1.625%	4/30/23	166,746	163,151
United States Treasury Note/Bond	1.750%	5/15/23	312,500	307,762
United States Treasury Note/Bond	1.625%	5/31/23	16,505	16,136
United States Treasury Note/Bond	1.375%	6/30/23	463,187	445,817
United States Treasury Note/Bond	1.250%	7/31/23	217,965	208,054
United States Treasury Note/Bond	2.500%	8/15/23	353,810	363,041
United States Treasury Note/Bond	6.250%	8/15/23	31,045	38,612
United States Treasury Note/Bond	1.375%	8/31/23	393,095	377,556
United States Treasury Note/Bond	1.375%	9/30/23	172,515	165,533
United States Treasury Note/Bond	1.625%	10/31/23	335,895	327,078
United States Treasury Note/Bond	2.750%	11/15/23	333,215	346,750
United States Treasury Note/Bond	2.125%	11/30/23	353,625	354,728
United States Treasury Note/Bond	2.250%	12/31/23	344,850	348,192
United States Treasury Note/Bond	2.250%	1/31/24	290,600	293,279
United States Treasury Note/Bond	2.750%	2/15/24	178,974	186,162
United States Treasury Note/Bond	2.125%	2/29/24	429,061	429,465
United States Treasury Note/Bond	2.125%	3/31/24	530,620	530,784
United States Treasury Note/Bond	2.000%	4/30/24	208,290	206,663
United States Treasury Note/Bond	2.500%	5/15/24	468,818	480,173
United States Treasury Note/Bond	2.000%	5/31/24	365,731	362,644
United States Treasury Note/Bond	2.000%	6/30/24	250,000	247,735
United States Treasury Note/Bond	2.375%	8/15/24	437,320	443,950
United States Treasury Note/Bond	2.250%	11/15/24	299,872	301,464
United States Treasury Note/Bond	7.500%	11/15/24	16,650	22,759
United States Treasury Note/Bond	2.000%	2/15/25	207,709	204,820
United States Treasury Note/Bond	2.125%	5/15/25	485,546	482,511
United States Treasury Note/Bond	2.000%	8/15/25	381,808	375,305
United States Treasury Note/Bond	6.875%	8/15/25	4,072	5,499
United States Treasury Note/Bond	2.250%	11/15/25	441,040	441,177
United States Treasury Note/Bond	1.625%	2/15/26	279,234	265,359
United States Treasury Note/Bond	1.625%	5/15/26	327,078	310,109
United States Treasury Note/Bond	1.500%	8/15/26	514,832	481,769

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	6.750%	8/15/26	8,800	12,070
United States Treasury Note/Bond	2.000%	11/15/26	288,062	280,950
United States Treasury Note/Bond	6.500%	11/15/26	36,215	49,162
United States Treasury Note/Bond	2.250%	2/15/27	359,916	358,339
United States Treasury Note/Bond	6.625%	2/15/27	39,650	54,525
United States Treasury Note/Bond	2.375%	5/15/27	457,899	460,903
United States Treasury Note/Bond	6.375%	8/15/27	6,850	9,365
United States Treasury Note/Bond	6.125%	11/15/27	6,808	9,195
United States Treasury Note/Bond	5.500%	8/15/28	50,775	66,404
United States Treasury Note/Bond	5.250%	11/15/28	62,342	80,285
United States Treasury Note/Bond	5.250%	2/15/29	141,279	182,493
United States Treasury Note/Bond	6.125%	8/15/29	32,930	45,896
United States Treasury Note/Bond	6.250%	5/15/30	92,435	131,807
United States Treasury Note/Bond	5.375%	2/15/31	306,875	412,652
United States Treasury Note/Bond	4.500%	2/15/36	208,600	269,615
United States Treasury Note/Bond	4.750%	2/15/37	161,000	214,734
United States Treasury Note/Bond	5.000%	5/15/37	85,327	117,218
United States Treasury Note/Bond	4.375%	2/15/38	98,450	125,585
United States Treasury Note/Bond	4.500%	5/15/38	44,579	57,778
United States Treasury Note/Bond	3.500%	2/15/39	130,394	147,508
United States Treasury Note/Bond	4.250%	5/15/39	82,367	103,319
United States Treasury Note/Bond	4.500%	8/15/39	89,306	115,819
United States Treasury Note/Bond	4.375%	11/15/39	97,905	124,921
United States Treasury Note/Bond	4.625%	2/15/40	141,305	186,523
United States Treasury Note/Bond	4.375%	5/15/40	118,320	151,173
United States Treasury Note/Bond	3.875%	8/15/40	110,050	131,131
United States Treasury Note/Bond	4.250%	11/15/40	111,654	140,457
1 United States Treasury Note/Bond	4.750%	2/15/41	127,492	171,855
United States Treasury Note/Bond	4.375%	5/15/41	112,000	143,745
United States Treasury Note/Bond	3.750%	8/15/41	143,000	167,623
United States Treasury Note/Bond	3.125%	11/15/41	129,626	137,404
United States Treasury Note/Bond	3.125%	2/15/42	143,742	152,389
United States Treasury Note/Bond	3.000%	5/15/42	108,000	111,983
United States Treasury Note/Bond	2.750%	8/15/42	426,438	422,306
United States Treasury Note/Bond	2.750%	11/15/42	765,854	757,835
United States Treasury Note/Bond	3.125%	2/15/43	71,409	75,549
United States Treasury Note/Bond	2.875%	5/15/43	170,200	172,062
United States Treasury Note/Bond	3.625%	8/15/43	304,652	350,922
United States Treasury Note/Bond	3.750%	11/15/43	111,706	131,465
United States Treasury Note/Bond	3.625%	2/15/44	155,994	179,954
United States Treasury Note/Bond	3.375%	5/15/44	151,990	168,139
United States Treasury Note/Bond	3.125%	8/15/44	202,650	214,397
United States Treasury Note/Bond	3.000%	11/15/44	272,831	281,954
United States Treasury Note/Bond	2.500%	2/15/45	242,882	227,019
United States Treasury Note/Bond	3.000%	5/15/45	253,154	261,303
United States Treasury Note/Bond	2.875%	8/15/45	255,506	257,343
United States Treasury Note/Bond	3.000%	11/15/45	135,937	140,249
United States Treasury Note/Bond	2.500%	2/15/46	306,698	285,996
United States Treasury Note/Bond	2.500%	5/15/46	283,873	264,624
United States Treasury Note/Bond	2.250%	8/15/46	388,305	342,559
United States Treasury Note/Bond	2.875%	11/15/46	468,090	471,455
United States Treasury Note/Bond	3.000%	2/15/47	322,080	332,851
United States Treasury Note/Bond	3.000%	5/15/47	223,125	230,655
				53,064,939

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Agency Bonds and Notes (2.1%)
2 AID-Iraq	2.149%	1/18/22	8,200	8,211
2 AID-Israel	5.500%	9/18/23	6,375	7,543
2 AID-Israel	5.500%	12/4/23	6,502	7,723
2 AID-Israel	5.500%	4/26/24	5,075	6,057
2 AID-Jordan	1.945%	6/23/19	5,200	5,233
2 AID-Jordan	2.503%	10/30/20	6,375	6,513
2 AID-Jordan	2.578%	6/30/22	2,680	2,735
2 AID-Tunisia	2.452%	7/24/21	2,300	2,341
2 AID-Tunisia	1.416%	8/5/21	2,320	2,259
2 AID-Ukraine	1.844%	5/16/19	3,200	3,207
2 AID-Ukraine	1.847%	5/29/20	5,700	5,687
2 AID-Ukraine	1.471%	9/29/21	6,300	6,191
3 Federal Farm Credit Banks	5.150%	11/15/19	5,325	5,774
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,377
3 Federal Home Loan Banks	0.625%	8/7/18	36,950	36,681
3 Federal Home Loan Banks	5.375%	8/15/18	5,250	5,486
3 Federal Home Loan Banks	0.875%	10/1/18	50,000	49,704
3 Federal Home Loan Banks	1.250%	1/16/19	56,000	55,876
3 Federal Home Loan Banks	1.375%	3/18/19	60,000	59,969
3 Federal Home Loan Banks	1.375%	5/28/19	40,000	39,962
3 Federal Home Loan Banks	1.125%	6/21/19	36,500	36,281
3 Federal Home Loan Banks	0.875%	8/5/19	48,500	47,922
3 Federal Home Loan Banks	5.125%	8/15/19	4,095	4,407
3 Federal Home Loan Banks	1.000%	9/26/19	41,000	40,574
3 Federal Home Loan Banks	1.375%	11/15/19	31,550	31,454
3 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,451
3 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,325
3 Federal Home Loan Banks	3.375%	6/12/20	15,200	15,959
3 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,589
3 Federal Home Loan Banks	1.375%	2/18/21	14,175	14,004
3 Federal Home Loan Banks	2.250%	6/11/21	30,000	30,501
3 Federal Home Loan Banks	5.625%	6/11/21	16,950	19,399
3 Federal Home Loan Banks	1.125%	7/14/21	18,000	17,517
3 Federal Home Loan Banks	1.875%	11/29/21	73,000	73,082
3 Federal Home Loan Banks	2.125%	3/10/23	28,325	28,302
3 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,901
3 Federal Home Loan Banks	5.500%	7/15/36	14,475	19,537
4 Federal Home Loan Mortgage Corp.	0.875%	10/12/18	35,000	34,788
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	17,160
4 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	55,200	54,918
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	35,389
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	40,621	40,147
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	29,479	29,355
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	43,473
4 Federal Home Loan Mortgage Corp.	1.500%	1/17/20	120,000	119,795
4 Federal Home Loan Mortgage Corp.	1.375%	4/20/20	30,658	30,462
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	17,292	17,181
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	35,000	34,016
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	57,767
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,150	1,624
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	23,400	33,855
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	23,382	33,219
4 Federal National Mortgage Assn.	1.125%	7/20/18	20,000	19,968

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
4 Federal National Mortgage Assn.	1.875%	9/18/18	34,926	35,151
4 Federal National Mortgage Assn.	1.125%	10/19/18	12,000	11,965
4 Federal National Mortgage Assn.	1.625%	11/27/18	41,640	41,783
4 Federal National Mortgage Assn.	1.125%	12/14/18	57,405	57,191
4 Federal National Mortgage Assn.	1.375%	1/28/19	45,000	44,986
4 Federal National Mortgage Assn.	1.875%	2/19/19	43,000	43,323
4 Federal National Mortgage Assn.	1.000%	2/26/19	16,500	16,391
4 Federal National Mortgage Assn.	1.750%	6/20/19	76,000	76,461
4 Federal National Mortgage Assn.	0.875%	8/2/19	100,000	98,814
4 Federal National Mortgage Assn.	1.000%	8/28/19	55,450	54,904
4 Federal National Mortgage Assn.	1.750%	9/12/19	67,575	67,973
4 Federal National Mortgage Assn.	0.000%	10/9/19	20,490	19,671
4 Federal National Mortgage Assn.	1.000%	10/24/19	50,000	49,450
4 Federal National Mortgage Assn.	1.750%	11/26/19	16,500	16,595
4 Federal National Mortgage Assn.	1.625%	1/21/20	22,000	22,031
4 Federal National Mortgage Assn.	1.500%	2/28/20	47,435	47,338
4 Federal National Mortgage Assn.	1.500%	6/22/20	17,000	16,937
4 Federal National Mortgage Assn.	1.500%	11/30/20	26,000	25,829
4 Federal National Mortgage Assn.	1.875%	12/28/20	40,000	40,224
4 Federal National Mortgage Assn.	1.375%	2/26/21	17,000	16,794
4 Federal National Mortgage Assn.	1.250%	8/17/21	18,500	18,070
4 Federal National Mortgage Assn.	1.375%	10/7/21	42,050	41,255
4 Federal National Mortgage Assn.	2.000%	1/5/22	100,000	100,351
4 Federal National Mortgage Assn.	1.875%	4/5/22	60,000	59,773
4 Federal National Mortgage Assn.	2.625%	9/6/24	20,000	20,494
4 Federal National Mortgage Assn.	2.125%	4/24/26	30,000	29,231
4 Federal National Mortgage Assn.	1.875%	9/24/26	26,000	24,689
4 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	7,525
4 Federal National Mortgage Assn.	7.125%	1/15/30	7,120	10,394
4 Federal National Mortgage Assn.	7.250%	5/15/30	28,925	42,829
4 Federal National Mortgage Assn.	6.625%	11/15/30	21,295	30,324
4 Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,745
3 Financing Corp.	10.350%	8/3/18	100	110
3 Financing Corp.	9.650%	11/2/18	2,375	2,630
3 Financing Corp.	9.700%	4/5/19	425	485
Private Export Funding Corp.	1.875%	7/15/18	2,200	2,210
Private Export Funding Corp.	4.375%	3/15/19	6,867	7,182
Private Export Funding Corp.	1.450%	8/15/19	7,575	7,544
Private Export Funding Corp.	2.250%	3/15/20	6,900	6,996
Private Export Funding Corp.	2.300%	9/15/20	1,500	1,520
Private Export Funding Corp.	4.300%	12/15/21	7,760	8,495
Private Export Funding Corp.	2.800%	5/15/22	1,125	1,158
Private Export Funding Corp.	2.050%	11/15/22	15,350	15,243
Private Export Funding Corp.	3.550%	1/15/24	16,350	17,479
Private Export Funding Corp.	2.450%	7/15/24	4,750	4,759
Private Export Funding Corp.	3.250%	6/15/25	1,500	1,563
Resolution Funding Corp.	8.125%	10/15/19	100	114
Resolution Funding Corp.	8.875%	7/15/20	100	121
3 Tennessee Valley Authority	1.750%	10/15/18	9,500	9,544
3 Tennessee Valley Authority	3.875%	2/15/21	5,170	5,554
3 Tennessee Valley Authority	1.875%	8/15/22	3,750	3,731
3 Tennessee Valley Authority	2.875%	9/15/24	11,831	12,231
3 Tennessee Valley Authority	6.750%	11/1/25	17,756	23,272
3 Tennessee Valley Authority	2.875%	2/1/27	25,000	25,578

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Tennessee Valley Authority	7.125%	5/1/30	8,975	13,012
3	Tennessee Valley Authority	4.650%	6/15/35	3,425	4,072
3	Tennessee Valley Authority	5.880%	4/1/36	4,265	5,858
3	Tennessee Valley Authority	5.500%	6/15/38	850	1,132
3	Tennessee Valley Authority	5.250%	9/15/39	8,283	10,870
3	Tennessee Valley Authority	4.875%	1/15/48	14,075	17,682
3	Tennessee Valley Authority	5.375%	4/1/56	4,770	6,517
3	Tennessee Valley Authority	4.625%	9/15/60	7,988	9,711
3	Tennessee Valley Authority	4.250%	9/15/65	7,450	8,457
					2,755,172
Conventional Mortgage-Backed Securities (21.0%)
[4,5]	Fannie Mae Pool	2.000%	11/1/27–11/1/31	76,545	75,724
[4,5,6] Fannie Mae Pool		2.500%	11/1/26–10/1/46	939,608	946,755
[4,5,6] Fannie Mae Pool		3.000%	11/1/20–7/1/47	3,158,854	3,184,077
[4,5,6] Fannie Mae Pool		3.500%	5/1/20–7/1/47	3,092,007	3,189,414
[4,5,6] Fannie Mae Pool		4.000%	6/1/18–7/1/47	2,028,939	2,140,095
[4,5,6] Fannie Mae Pool		4.500%	2/1/18–7/1/47	850,446	915,084
[4,5,6] Fannie Mae Pool		5.000%	9/1/17–7/1/47	360,525	394,554
[4,5]	Fannie Mae Pool	5.500%	7/1/17–2/1/42	312,581	346,867
[4,5]	Fannie Mae Pool	6.000%	7/1/17–5/1/41	211,163	238,064
[4,5]	Fannie Mae Pool	6.500%	10/1/17–5/1/40	54,081	60,017
[4,5]	Fannie Mae Pool	7.000%	11/1/18–12/1/38	14,845	17,332
[4,5]	Fannie Mae Pool	7.500%	7/1/30–12/1/32	164	188
[4,5]	Fannie Mae Pool	8.000%	12/1/29	19	22
[4,5]	Freddie Mac Gold Pool	2.000%	7/1/28–12/1/31	48,025	47,465
[4,5,6] Freddie Mac Gold Pool		2.500%	4/1/27–10/1/46	688,868	694,522
[4,5,6] Freddie Mac Gold Pool		3.000%	4/1/21–7/1/47	2,167,693	2,182,704
[4,5,6] Freddie Mac Gold Pool		3.500%	12/1/20–7/1/47	1,941,611	2,001,997
[4,5,6] Freddie Mac Gold Pool		4.000%	3/1/18–7/1/47	1,200,082	1,265,231
[4,5,6] Freddie Mac Gold Pool		4.500%	12/1/17–7/1/47	516,159	553,699
[4,5]	Freddie Mac Gold Pool	5.000%	9/1/17–8/1/44	224,168	244,091
[4,5]	Freddie Mac Gold Pool	5.500%	7/1/17–6/1/41	174,153	192,291
[4,5]	Freddie Mac Gold Pool	6.000%	7/1/17–5/1/40	90,731	102,094
[4,5]	Freddie Mac Gold Pool	6.500%	1/1/18–9/1/39	22,786	25,257
[4,5]	Freddie Mac Gold Pool	7.000%	3/1/26–12/1/38	8,521	9,969
[4,5]	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	83	96
[4,5]	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	121	140
[4,5]	Freddie Mac Gold Pool	8.500%	6/1/25	24	28
5	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	135,579	137,720
5	Ginnie Mae I Pool	3.500%	11/15/25–3/15/45	135,527	141,043
[5,6]	Ginnie Mae I Pool	4.000%	8/15/18–7/1/47	187,580	198,171
[5,6]	Ginnie Mae I Pool	4.500%	6/15/18–7/1/47	178,200	192,128
5	Ginnie Mae I Pool	5.000%	12/15/17–11/15/46	127,767	140,302
5	Ginnie Mae I Pool	5.500%	5/15/18–6/15/41	62,770	70,109
5	Ginnie Mae I Pool	6.000%	1/15/26–6/15/41	39,098	44,262
5	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	11,154	12,428
5	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	566	652
5	Ginnie Mae I Pool	7.500%	12/15/23	17	20
5	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	47	54
5	Ginnie Mae II Pool	2.500%	6/20/27–11/20/46	58,140	57,795
[5,6]	Ginnie Mae II Pool	3.000%	10/20/26–7/1/47	2,170,658	2,198,376
[5,6]	Ginnie Mae II Pool	3.500%	9/20/25–8/1/47	2,834,641	2,942,512
[5,6]	Ginnie Mae II Pool	4.000%	9/20/25–7/1/47	1,344,327	1,417,731
[5,6]	Ginnie Mae II Pool	4.500%	8/20/33–7/1/47	578,541	619,871

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Ginnie Mae II Pool	5.000%	3/20/18–2/20/44	199,994	218,057
5	Ginnie Mae II Pool	5.500%	8/20/23–7/20/43	70,412	77,326
5	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	25,779	28,818
5	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	9,156	10,487
5	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	1,712	2,030
					27,337,669
Nonconventional Mortgage-Backed Securities (0.1%)
[4,5]	Fannie Mae Pool	2.111%	3/1/43	4,735	4,756
[4,5]	Fannie Mae Pool	2.186%	6/1/43	3,630	3,662
[4,5]	Fannie Mae Pool	2.187%	10/1/42	2,202	2,249
[4,5]	Fannie Mae Pool	2.237%	9/1/42	2,387	2,488
[4,5]	Fannie Mae Pool	2.266%	7/1/43	4,453	4,453
[4,5]	Fannie Mae Pool	2.381%	7/1/42	3,157	3,191
[4,5,7] Fannie Mae Pool		2.397%	4/1/37	959	992
[4,5]	Fannie Mae Pool	2.428%	5/1/43	7,769	7,831
[4,5]	Fannie Mae Pool	2.432%	9/1/43	614	620
[4,5]	Fannie Mae Pool	2.439%	10/1/42	2,597	2,623
[4,5,7] Fannie Mae Pool		2.594%	9/1/37	1,625	1,736
[4,5,7] Fannie Mae Pool		2.629%	6/1/42	2,873	2,989
[4,5]	Fannie Mae Pool	2.703%	1/1/42	2,207	2,246
[4,5]	Fannie Mae Pool	2.723%	12/1/43	3,603	3,734
[4,5,7] Fannie Mae Pool		2.738%	7/1/38	80	84
[4,5]	Fannie Mae Pool	2.755%	3/1/42	2,799	2,918
[4,5,7] Fannie Mae Pool		2.850%	12/1/41	1,381	1,420
[4,5,7] Fannie Mae Pool		2.880%	8/1/35	502	534
[4,5,7] Fannie Mae Pool		2.893%	12/1/35	404	427
[4,5,7] Fannie Mae Pool		2.904%	6/1/37	262	275
[4,5]	Fannie Mae Pool	2.908%	12/1/40	598	628
[4,5,7] Fannie Mae Pool		2.910%	9/1/40	667	707
[4,5,7] Fannie Mae Pool		2.912%	9/1/43	3,796	4,004
[4,5,7] Fannie Mae Pool		2.914%	7/1/35	379	398
[4,5,7] Fannie Mae Pool		2.915%	6/1/36	14	15
[4,5,7] Fannie Mae Pool		2.945%	7/1/39	211	219
[4,5,7] Fannie Mae Pool		2.950%	7/1/37	188	200
[4,5,7] Fannie Mae Pool		2.964%	8/1/40	679	712
[4,5,7] Fannie Mae Pool		3.010%	9/1/34	190	196
[4,5,7] Fannie Mae Pool		3.032%	12/1/33	180	191
[4,5,7] Fannie Mae Pool		3.041%	1/1/35	479	512
[4,5]	Fannie Mae Pool	3.066%	2/1/41	1,183	1,241
[4,5,7] Fannie Mae Pool		3.075%	11/1/33	116	123
[4,5,7] Fannie Mae Pool		3.076%	7/1/38	98	101
[4,5,7] Fannie Mae Pool		3.084%	10/1/40	779	821
[4,5]	Fannie Mae Pool	3.089%	2/1/41	812	854
[4,5,7] Fannie Mae Pool		3.090%	8/1/39	367	387
[4,5,7] Fannie Mae Pool		3.125%	10/1/39	413	429
[4,5,7] Fannie Mae Pool		3.135%	11/1/36	133	141
[4,5,7] Fannie Mae Pool		3.144%	8/1/37	519	545
[4,5,7] Fannie Mae Pool		3.149%	7/1/36	229	236
[4,5,7] Fannie Mae Pool		3.194%	11/1/39	236	251
[4,5,7] Fannie Mae Pool		3.203%	2/1/36	368	375
[4,5,7] Fannie Mae Pool		3.207%	3/1/42	1,673	1,794
[4,5,7] Fannie Mae Pool		3.235%	12/1/39	934	974
[4,5,7] Fannie Mae Pool		3.256%	7/1/42	1,397	1,503
[4,5,7] Fannie Mae Pool		3.276%	11/1/41	1,189	1,257

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4,5,7] Fannie Mae Pool	3.286%	10/1/40	1,418	1,492
[4,5,7] Fannie Mae Pool	3.296%	12/1/40	710	748
[4,5,7] Fannie Mae Pool	3.305%	11/1/41	1,173	1,252
[4,5,7] Fannie Mae Pool	3.308%	12/1/41	1,266	1,341
[4,5,7] Fannie Mae Pool	3.310%	11/1/39	449	468
[4,5,7] Fannie Mae Pool	3.315%	11/1/40	625	658
[4,5,7] Fannie Mae Pool	3.333%	12/1/40	734	775
[4,5,7] Fannie Mae Pool	3.342%	2/1/42	4,582	4,866
[4,5,7] Fannie Mae Pool	3.344%	11/1/34	550	588
[4,5] Fannie Mae Pool	3.347%	8/1/42	2,328	2,362
[4,5,7] Fannie Mae Pool	3.352%	1/1/37	390	418
[4,5,7] Fannie Mae Pool	3.401%	1/1/42	1,166	1,226
[4,5,7] Fannie Mae Pool	3.413%	2/1/36	366	390
[4,5,7] Fannie Mae Pool	3.418%	2/1/42	1,582	1,691
[4,5,7] Fannie Mae Pool	3.426%	5/1/42	746	779
[4,5,7] Fannie Mae Pool	3.435%	11/1/33–12/1/40	1,272	1,346
[4,5,7] Fannie Mae Pool	3.447%	1/1/40	434	450
[4,5,7] Fannie Mae Pool	3.464%	5/1/42	2,949	3,079
[4,5,7] Fannie Mae Pool	3.471%	2/1/41	499	501
[4,5,7] Fannie Mae Pool	3.474%	5/1/40	424	445
[4,5,7] Fannie Mae Pool	3.479%	5/1/35	389	409
[4,5,7] Fannie Mae Pool	3.494%	4/1/36	121	125
[4,5,7] Fannie Mae Pool	3.500%	4/1/37	556	583
[4,5,7] Fannie Mae Pool	3.503%	3/1/41	1,288	1,353
[4,5] Fannie Mae Pool	3.556%	7/1/41	3,021	3,197
[4,5,7] Fannie Mae Pool	3.559%	10/1/36	403	435
[4,5,7] Fannie Mae Pool	3.575%	3/1/41	1,052	1,122
[4,5] Fannie Mae Pool	3.609%	4/1/41	936	960
[4,5,7] Fannie Mae Pool	3.632%	5/1/40	187	195
[4,5,7] Fannie Mae Pool	3.633%	5/1/41	857	903
[4,5,7] Fannie Mae Pool	3.649%	4/1/37	29	30
[4,5,7] Fannie Mae Pool	3.737%	9/1/40	1,568	1,658
[4,5] Fannie Mae Pool	3.739%	6/1/41	295	311
[4,5,7] Fannie Mae Pool	3.787%	5/1/36	24	24
[4,5] Fannie Mae Pool	3.790%	6/1/41	1,648	1,744
[4,5,7] Fannie Mae Pool	3.806%	11/1/39	555	581
[4,5,7] Fannie Mae Pool	3.837%	8/1/39	1,381	1,422
[4,5,7] Fannie Mae Pool	4.489%	10/1/37	784	809
[4,5,7] Fannie Mae Pool	5.188%	3/1/38	173	179
[4,5,7] Fannie Mae Pool	5.845%	10/1/37	286	297
[4,5] Fannie Mae Pool	5.860%	12/1/37	653	684
[4,5,7] Freddie Mac Non Gold Pool	2.235%	10/1/37	23	23
[4,5] Freddie Mac Non Gold Pool	2.364%	5/1/42	587	591
[4,5] Freddie Mac Non Gold Pool	2.540%	11/1/43	3,250	3,274
[4,5,7] Freddie Mac Non Gold Pool	2.712%	7/1/35–2/1/42	2,195	2,240
[4,5,7] Freddie Mac Non Gold Pool	2.730%	6/1/37	300	307
[4,5,7] Freddie Mac Non Gold Pool	2.780%	11/1/36	137	142
[4,5] Freddie Mac Non Gold Pool	2.797%	1/1/41	1,862	1,940
[4,5,7] Freddie Mac Non Gold Pool	2.800%	11/1/34	479	501
[4,5,7] Freddie Mac Non Gold Pool	2.913%	3/1/37	25	26
[4,5] Freddie Mac Non Gold Pool	2.927%	12/1/41	1,950	2,038
[4,5,7] Freddie Mac Non Gold Pool	2.965%	1/1/37	455	480
[4,5] Freddie Mac Non Gold Pool	3.069%	1/1/41	354	372
[4,5,7] Freddie Mac Non Gold Pool	3.070%	10/1/37	667	703

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5,7] Freddie Mac Non Gold Pool		3.076%	10/1/36	316	338
[4,5,7] Freddie Mac Non Gold Pool		3.109%	2/1/36	134	140
[4,5,7] Freddie Mac Non Gold Pool		3.130%	6/1/40	392	403
[4,5,7] Freddie Mac Non Gold Pool		3.135%	7/1/38	230	234
[4,5,7] Freddie Mac Non Gold Pool		3.153%	12/1/36	186	198
[4,5,7] Freddie Mac Non Gold Pool		3.202%	5/1/36	297	312
[4,5,7] Freddie Mac Non Gold Pool		3.221%	12/1/36	372	384
[4,5,7] Freddie Mac Non Gold Pool		3.237%	12/1/34	268	276
[4,5,7] Freddie Mac Non Gold Pool		3.250%	1/1/38	199	212
[4,5,7] Freddie Mac Non Gold Pool		3.252%	3/1/37	96	102
[4,5,7] Freddie Mac Non Gold Pool		3.265%	12/1/36	85	92
[4,5,7] Freddie Mac Non Gold Pool		3.266%	12/1/35	337	355
[4,5,7] Freddie Mac Non Gold Pool		3.278%	6/1/37	422	448
[4,5,7] Freddie Mac Non Gold Pool		3.299%	3/1/37	23	25
[4,5,7] Freddie Mac Non Gold Pool		3.352%	1/1/35	59	64
[4,5,7] Freddie Mac Non Gold Pool		3.363%	11/1/40	827	853
[4,5,7] Freddie Mac Non Gold Pool		3.364%	12/1/40	1,673	1,735
[4,5,7] Freddie Mac Non Gold Pool		3.365%	2/1/37	130	138
[4,5,7] Freddie Mac Non Gold Pool		3.380%	11/1/40	185	191
[4,5] Freddie Mac Non Gold Pool		3.395%	3/1/42	1,234	1,301
[4,5,7] Freddie Mac Non Gold Pool		3.396%	6/1/37	484	517
[4,5,7] Freddie Mac Non Gold Pool		3.406%	2/1/42	487	510
[4,5,7] Freddie Mac Non Gold Pool		3.411%	1/1/37	160	170
[4,5,7] Freddie Mac Non Gold Pool		3.423%	3/1/37	42	42
[4,5,7] Freddie Mac Non Gold Pool		3.500%	5/1/38	42	45
[4,5,7] Freddie Mac Non Gold Pool		3.505%	12/1/40	590	612
[4,5,7] Freddie Mac Non Gold Pool		3.507%	6/1/41	365	379
[4,5,7] Freddie Mac Non Gold Pool		3.508%	6/1/40	664	709
[4,5,7] Freddie Mac Non Gold Pool		3.515%	4/1/35	18	19
[4,5,7] Freddie Mac Non Gold Pool		3.619%	3/1/41	355	376
[4,5,7] Freddie Mac Non Gold Pool		3.630%	5/1/40	324	336
[4,5] Freddie Mac Non Gold Pool		3.652%	9/1/40	1,161	1,221
[4,5,7] Freddie Mac Non Gold Pool		3.653%	2/1/41	518	551
[4,5,7] Freddie Mac Non Gold Pool		3.660%	2/1/41	992	1,055
[4,5,7] Freddie Mac Non Gold Pool		3.669%	6/1/40	1,213	1,274
[4,5,7] Freddie Mac Non Gold Pool		3.678%	3/1/37	271	288
[4,5,7] Freddie Mac Non Gold Pool		3.695%	5/1/40	286	303
[4,5,7] Freddie Mac Non Gold Pool		3.723%	5/1/37	932	962
[4,5,7] Freddie Mac Non Gold Pool		4.657%	9/1/37	211	218
[4,5] Freddie Mac Non Gold Pool		5.125%	3/1/38	393	415
[4,5] Freddie Mac Non Gold Pool		6.355%	8/1/37	108	114
[5,7] Ginnie Mae II Pool		2.125%	6/20/29–6/20/43	5,832	5,986
[5,7] Ginnie Mae II Pool		2.250%	10/20/38–12/20/42	7,888	8,136
[5,7] Ginnie Mae II Pool		2.375%	1/20/41–3/20/43	16,043	16,489
[5,7] Ginnie Mae II Pool		2.500%	7/20/41–5/20/43	8,264	8,551
[5,7] Ginnie Mae II Pool		2.625%	5/20/41	517	532
[5,7]	Ginnie Mae II Pool	3.000%	11/20/40–10/20/41	3,684	3,828
5	Ginnie Mae II Pool	3.500%	12/20/43	619	630
					184,644
Total U.S. Government and Agency Obligations (Cost $83,209,188)					83,342,424

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
5 AEP Texas Central Transition Funding II
LLC 2006-A	5.170%	1/1/18	644	655
5 Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	200	200
5 Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	112	112
5 Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,150	1,150
5 Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	1,216	1,215
5 Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	1,325	1,327
5 Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	717	717
5 Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,075	1,076
5 Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	1,986	1,986
5 Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	1,310	1,314
5 Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	4,950	4,952
5 American Express Credit Account Master
Trust 2014-3	1.490%	4/15/20	5,750	5,752
5 American Express Credit Account Master
Trust 2014-4	1.430%	6/15/20	3,025	3,026
5 American Express Credit Account Master
Trust 2017-1	1.930%	9/15/22	10,100	10,152
5 American Express Credit Account Master
Trust 2017-3	1.770%	11/15/22	20,000	19,953
5 AmeriCredit Automobile Receivables
Trust 2014-1	1.680%	7/8/19	167	167
5 AmeriCredit Automobile Receivables
Trust 2014-3	1.150%	6/10/19	199	198
5 AmeriCredit Automobile Receivables
Trust 2015-2	1.270%	1/8/20	1,258	1,257
5 AmeriCredit Automobile Receivables
Trust 2016-3	1.460%	5/10/21	2,650	2,643
5 AmeriCredit Automobile Receivables
Trust 2017-2	1.980%	12/20/21	1,450	1,452
5 BA Credit Card Trust 2017-A1	1.950%	8/15/22	10,000	10,048
5 Banc of America Commercial Mortgage
Trust 2008-1	6.466%	2/10/51	6,929	6,990
5 Banc of America Commercial Mortgage
Trust 2015-UBS7	3.429%	9/15/48	1,425	1,491
5 Banc of America Commercial Mortgage
Trust 2015-UBS7	3.705%	9/15/48	2,525	2,636
5 Banc of America Commercial Mortgage
Trust 2017-BNK3	3.574%	2/15/50	7,200	7,455
5 Banc of America Commercial Mortgage
Trust 2017-BNK3	3.748%	2/15/50	2,800	2,925
5 BANK 2017 - BNK4	3.625%	5/15/50	5,700	5,925
5 BANK 2017 - BNK5	3.390%	6/15/60	7,000	7,143
5 BANK 2017 - BNK5	3.624%	6/15/60	3,500	3,566
Bank of Nova Scotia	2.125%	9/11/19	7,400	7,423
Bank of Nova Scotia	1.850%	4/14/20	17,300	17,180
Bank of Nova Scotia	1.875%	4/26/21	5,225	5,152
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	2,875	2,876
5 Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	4,925	4,898
5 BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	10,825	11,242
5 BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	2,900	3,046
5 Bear Stearns Commercial Mortgage
Securities Trust 2007-PWR17	5.694%	6/11/50	5,173	5,185

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.915%	6/11/50	4,095	4,135
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	1,182	1,187
5 BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	2,919	2,919
5 BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	1,250	1,250
5 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	378	377
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	2,275	2,275
5 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	45	45
5 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	836	836
5 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	123	123
5 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	975	976
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	1,797	1,798
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	1,300	1,303
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	3,650	3,653
5 Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	1,800	1,806
5 Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	2,875	2,883
5 Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	1,840	1,849
5 Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	2,750	2,756
5 Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	1,775	1,781
5 Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	2,250	2,245
5 Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	2,000	1,995
5 Capital One Multi-Asset Execution
Trust 2007-A7	5.750%	7/15/20	7,190	7,251
5 Capital One Multi-Asset Execution
Trust 2014-A5	1.480%	7/15/20	4,700	4,701
5 Capital One Multi-Asset Execution
Trust 2015-A2	2.080%	3/15/23	7,675	7,729
5 Capital One Multi-Asset Execution
Trust 2015-A5	1.600%	5/17/21	3,625	3,630
5 Capital One Multi-Asset Execution
Trust 2015-A8	2.050%	8/15/23	4,950	4,979
5 Capital One Multi-Asset Execution
Trust 2016-A3	1.340%	4/15/22	5,325	5,292
5 Capital One Multi-Asset Execution
Trust 2016-A4	1.330%	6/15/22	7,100	7,040
5 Capital One Multi-Asset Execution
Trust 2016-A6	1.820%	9/15/22	6,500	6,501
5 Capital One Multi-Asset Execution
Trust 2017-A1	2.000%	1/17/23	6,600	6,625
5 Capital One Multi-Asset Execution
Trust 2017-A3	2.430%	1/15/25	6,725	6,783
5 CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	248	248
5 CarMax Auto Owner Trust 2013-3	1.490%	1/15/19	564	564
5 CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	255	254
5 CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	704	703
5 CarMax Auto Owner Trust 2014-2	0.980%	1/15/19	276	276
5 CarMax Auto Owner Trust 2014-2	1.610%	10/15/19	1,000	1,000
5 CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	684	683
5 CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	1,150	1,152
5 CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	1,833	1,831
5 CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	1,617	1,616
5 CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,025	1,026
5 CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	3,300	3,301

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	800	803
5 CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	2,500	2,499
5 CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	1,250	1,250
5 CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	2,975	2,962
5 CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	1,030	1,020
5 CD 2006-CD3 Commercial Mortgage Trust	5.648%	10/15/48	3,255	3,309
5 CD 2007-CD5 Commercial Mortgage Trust	5.886%	11/15/44	467	468
5 CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	5,650	5,481
5 CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	5,000	5,177
5 CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	1,862	1,935
5 CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	14,220	14,844
5 CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	3,706	3,862
5 CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	4,100	4,237
5 CD 2017-CD4 Commercial Mortgage Trust	3.747%	5/10/50	2,700	2,794
5 CenterPoint Energy Transition Bond Co.
II LLC 2005-A	5.170%	8/1/19	47	47
5 CenterPoint Energy Transition Bond Co.
II LLC 2005-A	5.302%	8/1/20	654	679
5 CenterPoint Energy Transition Bond Co.
IV LLC 2012-1	3.028%	10/15/25	5,300	5,453
5 CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	3,650	3,837
5 CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	5,050	5,079
5 CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	3,600	3,673
5 CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	9,400	9,425
5 CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	3,000	3,070
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	5,500	5,488
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	12,776
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	9,550	9,544
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	7,550	7,773
5 Chase Issuance Trust 2014-A6	1.260%	7/15/19	9,700	9,700
5 Chase Issuance Trust 2014-A7	1.380%	11/15/19	7,400	7,400
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	5,400	5,403
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	11,000	10,991
5 Chase Issuance Trust 2016-A2	1.370%	6/15/21	6,975	6,933
5 Chase Issuance Trust 2016-A4	1.490%	7/15/22	6,125	6,061
5 Chase Issuance Trust 2016-A5	1.270%	7/15/21	7,200	7,141
5 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	7,214
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,252
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	15,000	15,485
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	6,525	6,698
5 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	18,925	19,101
5 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	11,625	11,649
5 Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	7,175	7,205
5 Citibank Credit Card Issuance Trust 2017-A2	1.740%	1/19/21	13,050	13,074
5 Citigroup Commercial Mortgage Trust
2008-C7	6.385%	12/10/49	6,766	6,773
5 Citigroup Commercial Mortgage Trust
2012-GC8	3.024%	9/10/45	3,950	4,053
5 Citigroup Commercial Mortgage Trust
2013-GC11	3.093%	4/10/46	1,500	1,530
5 Citigroup Commercial Mortgage Trust
2013-GC11	3.422%	4/10/46	1,300	1,329
5 Citigroup Commercial Mortgage Trust
2013-GC15	3.161%	9/10/46	1,700	1,722

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Citigroup Commercial Mortgage Trust
2013-GC15	3.942%	9/10/46	800	838
5 Citigroup Commercial Mortgage Trust
2013-GC15	4.371%	9/10/46	1,200	1,305
5 Citigroup Commercial Mortgage Trust
2013-GC15	4.649%	9/10/46	1,700	1,853
5 Citigroup Commercial Mortgage Trust
2013-GC17	3.675%	11/10/46	550	576
5 Citigroup Commercial Mortgage Trust
2013-GC17	4.131%	11/10/46	1,825	1,960
5 Citigroup Commercial Mortgage Trust
2013-GC17	4.544%	11/10/46	750	815
5 Citigroup Commercial Mortgage Trust
2013-GC17	5.095%	11/10/46	750	820
5 Citigroup Commercial Mortgage Trust
2014-GC19	2.790%	3/10/47	3,210	3,250
5 Citigroup Commercial Mortgage Trust
2014-GC19	3.552%	3/10/47	750	787
5 Citigroup Commercial Mortgage Trust
2014-GC19	4.023%	3/10/47	1,150	1,226
5 Citigroup Commercial Mortgage Trust
2014-GC19	4.345%	3/10/47	955	1,023
5 Citigroup Commercial Mortgage Trust
2014-GC21	3.477%	5/10/47	375	393
5 Citigroup Commercial Mortgage Trust
2014-GC21	3.855%	5/10/47	1,675	1,769
5 Citigroup Commercial Mortgage Trust
2014-GC21	4.328%	5/10/47	1,350	1,401
5 Citigroup Commercial Mortgage Trust
2014-GC23	3.622%	7/10/47	2,725	2,839
5 Citigroup Commercial Mortgage Trust
2014-GC25	3.635%	10/10/47	5,650	5,889
5 Citigroup Commercial Mortgage Trust
2015-GC27	3.137%	2/10/48	7,425	7,467
5 Citigroup Commercial Mortgage Trust
2015-GC27	3.571%	2/10/48	3,025	3,079
5 Citigroup Commercial Mortgage Trust
2015-GC29	2.674%	4/10/48	1,525	1,545
5 Citigroup Commercial Mortgage Trust
2015-GC29	3.758%	4/10/48	2,937	2,910
5 Citigroup Commercial Mortgage Trust
2015-GC31	3.762%	6/10/48	2,925	3,072
5 Citigroup Commercial Mortgage Trust
2015-GC33	3.778%	9/10/58	3,375	3,552
5 Citigroup Commercial Mortgage Trust
2016-C1	3.003%	5/10/49	2,075	2,097
5 Citigroup Commercial Mortgage Trust
2016-C1	3.209%	5/10/49	3,950	3,989
5 Citigroup Commercial Mortgage Trust
2016-C2	2.832%	8/10/49	2,500	2,446
5 Citigroup Commercial Mortgage Trust
2016-GC36	3.616%	2/10/49	7,150	7,406
5 Citigroup Commercial Mortgage Trust
2016-P4	2.902%	7/10/49	2,350	2,310

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,322
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,906
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	5,062
[5,8]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	2,195	2,255
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,300	6,358
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,508
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	660	712
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	1,310	1,334
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	1,310	1,382
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	1,750	1,865
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	5,890	6,360
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	1,310	1,432
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	241	240
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,089
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,129
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,500	1,587
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,125	1,201
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	750	803
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	370
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	172	172
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	550	558
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	375	395
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	3,700	3,985
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,100	1,188
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,777
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,458
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,888	1,972
5	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	2,295	2,495
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,050	2,079
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,176
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,981	4,029
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,222
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	3,275	3,326
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,450	2,636
5	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	2,725	2,953
5	COMM 2014-CCRE14 Mortgage Trust	4.747%	2/10/47	2,650	2,863
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	2,712	2,745
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	935	982
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	1,737	1,854
5	COMM 2014-CCRE15 Mortgage Trust	4.862%	2/10/47	869	941
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	1,500	1,578
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	1,975	2,105
5	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	1,900	1,940
5	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	950	998
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	2,425	2,574
5	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	955	996
5	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	2,950	3,080
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	975	1,027
5	COMM 2014-CCRE18 Mortgage Trust	4.103%	7/15/47	1,281	1,352
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	5,775	6,074
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	1,550	1,634
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	1,525	1,584
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	2,916	2,984
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,625	5,817

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,150	1,168
5 COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	5,225	5,558
5 COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	3,900	3,980
5 COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,550	1,642
5 COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	757	768
5 COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	658	688
5 COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	1,699	1,794
5 COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	475	502
5 COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	301	319
5 COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,150	1,167
5 COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	3,075	3,225
5 COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	6,000	6,229
5 COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	1,502	1,549
5 COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	4,575	4,798
5 COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	3,850	3,918
5 COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	3,850	4,013
5 COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	7,500	7,778
5 COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	1,925	2,014
5 COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	1,900	1,938
5 COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	5,325	5,428
5 COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	1,900	1,942
5 COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	2,200	2,285
5 COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	3,250	3,349
5 COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	1,450	1,501
5 COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	3,500	3,669
5 COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	7,125	7,398
5 COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	3,575	3,713
5 COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,575	3,713
5 COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	750	772
5 COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	4,000	4,061
5 COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	1,775	1,816
5 COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	5,350	5,607
5 COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	4,375	4,560
5 CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	3,750	3,861
5 CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	1,900	1,986
5 CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	1,525	1,564
5 CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	1,597	1,587
5 CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	4,700	4,818
5 CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	1,800	1,876
5 CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	2,772	2,889
5 CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	3,550	3,694
5 CSAIL 2015-C3 Commercial Mortgage Trust	4.254%	8/15/48	1,625	1,689
5 CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	2,200	2,300
5 CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	2,850	2,994
5 CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	7,325	7,468
5 CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/17/50	7,800	7,947
5 DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	2,600	2,641
5 DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	3,075	3,024
5 DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	5,700	5,786
5 DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	1,600	1,623
5 Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	9,531
5 Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	10,650	10,651
5 Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	9,175	9,181
5 Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	6,900	6,891

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	6,950	7,006
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	11,000	11,009
5	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	7,000	7,066
[4,5]	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	1,063	1,116
[4,5]	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	5,200	5,455
[4,5]	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	11,170	11,825
[4,5]	Fannie Mae-Aces 2013-M12	2.471%	3/25/23	8,363	8,275
[4,5]	Fannie Mae-Aces 2013-M14	2.600%	4/25/23	9,818	9,912
[4,5]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	11,450	11,976
[4,5]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,027	1,025
[4,5]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	3,850	3,840
[4,5]	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	7,250	7,308
[4,5]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	11,300	11,533
[4,5]	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	302	302
[4,5]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	1,474	1,492
[4,5]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	4,500	4,624
[4,5]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	11,322	11,990
[4,5]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	3,644	3,694
[4,5]	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	5,400	5,708
[4,5]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	5,650	5,935
[4,5]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	10,600	10,846
[4,5]	Fannie Mae-Aces 2014-M7	3.357%	6/25/24	11,210	11,683
[4,5]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	1,507	1,515
[4,5]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	5,850	6,032
[4,5]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	6,825	7,057
[4,5]	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	1,847	1,844
[4,5]	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	10,000	9,939
[4,5]	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	2,750	2,797
[4,5]	Fannie Mae-Aces 2015-M12	2.885%	5/25/25	7,025	7,092
[4,5]	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	8,825	8,940
[4,5]	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	7,063	7,105
[4,5]	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	3,700	3,719
[4,5]	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	4,150	4,182
[4,5]	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	1,743	1,741
[4,5]	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	6,650	6,619
[4,5]	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	3,164	3,175
[4,5]	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	7,800	7,912
[4,5]	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	9,650	9,278
[4,5]	Fannie Mae-Aces 2016-M12	2.530%	9/25/26	9,400	9,207
[4,5]	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	6,425	6,358
[4,5]	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	3,500	3,480
[4,5]	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	3,525	3,468
[4,5]	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	7,600	7,405
[4,5]	Fannie Mae-Aces 2016-M6	2.488%	5/25/26	5,150	5,017
[4,5]	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	1,700	1,680
[4,5]	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	2,825	2,740
[4,5]	Fannie Mae-Aces 2017-M1	2.497%	10/25/26	10,000	9,669
[4,5]	Fannie Mae-Aces 2017-M2	2.877%	2/25/27	7,000	6,976
[4,5]	Fannie Mae-Aces 2017-M3	2.569%	12/25/26	12,000	11,651
[4,5]	Fannie Mae-Aces 2017-M4	2.684%	12/25/26	10,590	10,365
[4,5]	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	6,500	6,535
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K004	4.186%	8/25/19	2,050	2,144

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K005	3.484%	4/25/19	2,275	2,312
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K006	3.398%	7/25/19	2,582	2,635
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K007	3.342%	12/25/19	278	279
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K009	2.757%	5/25/20	1,937	1,957
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K010	3.320%	7/25/20	1,742	1,764
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K011	4.084%	11/25/20	1,675	1,788
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K012	4.186%	12/25/20	2,725	2,924
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K014	3.871%	4/25/21	4,667	4,957
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K017	2.873%	12/25/21	12,820	13,224
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K019	2.272%	3/25/22	5,430	5,459
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K020	2.373%	5/25/22	13,400	13,518
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K021	2.396%	6/25/22	8,300	8,369
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K022	2.355%	7/25/22	575	579
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K026	2.510%	11/25/22	11,500	11,653
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K028	3.111%	2/25/23	8,625	8,974
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K029	3.320%	2/25/23	11,425	12,030
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K030	2.779%	9/25/22	8,047	8,242
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K030	3.250%	4/25/23	11,425	11,961
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K031	3.300%	4/25/23	11,906	12,522
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.016%	2/25/23	4,790	4,900
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.310%	5/25/23	6,420	6,744
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K033	2.871%	2/25/23	8,953	9,210
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K033	3.060%	7/25/23	12,875	13,310
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K034	3.531%	7/25/23	10,633	11,285
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K035	3.458%	8/25/23	12,575	13,269
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K037	3.490%	1/25/24	475	504
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K038	2.604%	10/25/23	3,084	3,141

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K038	3.389%	3/25/24	5,225	5,508
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K039	2.683%	12/25/23	2,201	2,229
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K039	3.303%	7/25/24	2,600	2,729
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K040	2.768%	4/25/24	3,325	3,368
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K040	3.241%	9/25/24	9,300	9,724
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K041	3.171%	10/25/24	9,600	9,990
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K042	2.267%	6/25/24	1,692	1,688
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K042	2.670%	12/25/24	7,225	7,274
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K043	2.532%	10/25/23	1,755	1,782
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K043	3.062%	12/25/24	5,600	5,784
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K045	2.493%	11/25/24	3,394	3,432
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K045	3.023%	1/25/25	5,800	5,971
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K046	3.205%	3/25/25	5,800	6,027
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K047	2.827%	12/25/24	1,720	1,747
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K047	3.329%	5/25/25	4,450	4,669
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K048	3.284%	6/25/25	6,350	6,643
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K049	3.010%	7/25/25	3,850	3,939
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K050	3.334%	8/25/25	6,375	6,660
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K052	3.151%	11/25/25	4,150	4,281
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K053	2.995%	12/25/25	2,450	2,497
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K054	2.745%	1/25/26	6,350	6,348
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K055	2.673%	3/25/26	7,500	7,445
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K056	2.525%	5/25/26	5,325	5,218
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K057	2.570%	7/25/26	9,375	9,213
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K058	2.653%	8/25/26	5,800	5,726
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K059	3.120%	9/25/26	5,000	5,130
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K060	3.300%	10/25/26	8,000	8,296

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K061	3.347%	11/25/26	17,000	17,694
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K062	3.413%	12/25/26	17,750	18,555
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K063	3.430%	1/25/27	16,200	16,958
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K064	3.224%	3/25/27	14,680	15,129
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K152	3.080%	1/25/31	3,500	3,484
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K153	3.294%	3/25/29	13,500	13,752
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K153	3.117%	10/25/31	7,100	7,053
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K503	1.384%	1/25/19	3,431	3,408
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K503	2.456%	8/25/19	11,200	11,332
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K504	2.566%	9/25/20	3,500	3,567
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K702	3.154%	2/25/18	15,041	15,144
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K704	2.412%	8/25/18	2,365	2,383
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K706	2.323%	10/25/18	4,864	4,903
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K707	2.220%	12/25/18	4,725	4,758
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K710	1.883%	5/25/19	1,205	1,209
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K711	1.321%	12/25/18	3,694	3,675
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K711	1.730%	7/25/19	14,925	14,935
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K712	1.869%	11/25/19	7,000	7,020
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K713	2.313%	3/25/20	18,525	18,751
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K714	3.034%	10/25/20	13,040	13,472
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K716	3.130%	6/25/21	12,630	13,139
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K716	2.413%	8/25/47	1,864	1,875
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K717	2.991%	9/25/21	12,975	13,441
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K718	2.375%	9/25/21	7,946	7,984
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K718	2.791%	1/25/22	6,800	6,994
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K722	2.183%	5/25/22	2,458	2,460
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates KW01	2.853%	1/25/26	7,000	7,043

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	4,225	4,349
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K720	2.716%	6/25/22	4,550	4,659
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K723	2.454%	8/25/23	4,650	4,660
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K724	3.062%	11/25/23	8,900	9,215
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K725	3.002%	1/25/24	15,300	15,792
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K726	2.905%	4/25/24	7,800	7,981
5	Fifth Third Auto Trust 2014-2	0.890%	11/15/18	27	27
5	Fifth Third Auto Trust 2014-2	1.380%	12/15/20	975	975
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	3,089	3,088
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	650	650
5	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	2,001	2,001
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	1,775	1,775
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	127	127
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	430	430
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	206	206
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	575	575
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	969	968
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	575	575
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	1,441	1,439
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	900	900
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	1,633	1,632
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	800	801
5	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	4,475	4,476
5	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	2,675	2,678
5	Ford Credit Auto Owner Trust 2017-B	1.690%	11/15/21	5,478	5,476
5	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	756	756
5	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	2,725	2,725
5	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	7,125	7,127
5	Ford Credit Floorplan Master Owner
	Trust A Series 2017-1	2.070%	5/15/22	6,450	6,453
5	GM Financial Automobile Leasing Trust
	2015-2	1.680%	12/20/18	2,658	2,661
5	GM Financial Automobile Leasing Trust
	2015-2	1.850%	7/22/19	1,600	1,603
5	GM Financial Automobile Leasing Trust
	2015-3	1.690%	3/20/19	1,725	1,727
5	GM Financial Automobile Leasing Trust
	2015-3	1.810%	11/20/19	1,775	1,778
5	GM Financial Automobile Leasing Trust
	2016-1	1.790%	3/20/20	3,650	3,637
5	GM Financial Automobile Leasing Trust
	2016-2	1.620%	9/20/19	3,550	3,548
5	GM Financial Automobile Leasing Trust
	2016-3	1.610%	12/20/19	2,550	2,546
5	GS Mortgage Securities Corporation II
	2013-GC10	2.943%	2/10/46	3,494	3,540

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 GS Mortgage Securities Corporation II
2013-GC10	3.279%	2/10/46	1,310	1,331
5 GS Mortgage Securities Corporation II
2015-GC30	2.726%	5/10/50	2,575	2,614
5 GS Mortgage Securities Corporation II
2015-GC30	3.382%	5/10/50	3,700	3,789
5 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,578
5 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,326	6,601
5 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,756	3,900
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,988
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,305
5 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	982
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,875	1,888
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,415
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	1,976	2,004
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	751
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,245
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	9,225	9,866
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	2,750	2,937
5 GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	1,550	1,627
5 GS Mortgage Securities Trust 2014-GC22	3.516%	6/10/47	500	524
5 GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	1,350	1,424
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	5,582	5,934
5 GS Mortgage Securities Trust 2014-GC24	4.641%	9/10/47	1,175	1,250
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,225	1,246
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	2,275	2,379
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	7,475	7,809
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	1,325	1,361
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,125	1,169
5 GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	4,150	4,241
5 GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	3,675	3,838
5 GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,425	1,496
5 GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	3,575	3,681
5 GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	3,400	3,493
5 GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	2,700	2,698
5 GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	7,125	6,985
5 GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	2,450	2,514
5 GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	1,825	1,876
5 GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	5,750	6,018
5 GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	2,300	2,399
5 GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	5,000	5,128
5 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,000	1,000
5 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	1,925	1,924
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	1,194	1,193
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	2,250	2,249
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	1,239	1,238
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	1,450	1,448
5 Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	1,781	1,780
5 Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	700	700
5 Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	3,605	3,597
5 Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	900	897
5 Honda Auto Receivables 2017-2 Owner Trust	1.680%	8/16/21	7,138	7,137
5 Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	1,586	1,585
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	1,817	1,815

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	337	337
5 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	295	295
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	900	900
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,125	1,123
5 Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,225	1,224
5 Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	850	852
5 Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,200	1,200
5 Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	3,025	3,003
5 Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	2,250	2,217
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.139%	4/17/45	52	52
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	6.236%	2/12/51	1,413	1,424
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,253	4,438
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,975	12,142
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,970
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,278
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,421
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,062
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,312
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,591
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	4,900	5,276
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,345
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	5.076%	12/15/46	1,250	1,348
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	6,766	6,851
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	2.872%	7/15/47	1,525	1,551
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.805%	7/15/47	575	605
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2015-JP1	3.914%	1/15/49	2,825	3,001
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP3	2.870%	8/15/49	8,900	8,724
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4	3.648%	12/15/49	3,700	3,853
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4	3.870%	12/15/49	2,950	3,067
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2017-JP6	3.050%	7/15/50	3,600	3,704
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2017-JP6	3.490%	7/15/50	2,000	2,056

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2017-JP6	3.744%	7/15/50	2,800	2,886
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	1,982	2,079
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.161%	7/15/45	655	693
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	3.761%	8/15/46	990	1,041
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.133%	8/15/46	2,640	2,831
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.409%	8/15/46	740	791
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	2.977%	11/15/45	2,867	2,906
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	3.659%	11/15/45	505	530
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.131%	11/15/45	3,520	3,775
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.420%	11/15/45	2,010	2,154
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.003%	1/15/47	1,550	1,573
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.705%	1/15/47	1,163	1,223
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.199%	1/15/47	4,320	4,660
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.458%	1/15/47	775	831
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	5.049%	1/15/47	1,163	1,249
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.079%	2/15/47	4,338	4,635
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.439%	2/15/47	771	825
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.974%	2/15/47	935	1,001
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.046%	4/15/47	1,525	1,555
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.669%	4/15/47	1,900	1,980
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.997%	4/15/47	1,900	2,020
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.243%	4/15/47	1,525	1,614
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.428%	8/15/47	979	1,020
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.775%	8/15/47	950	997
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.997%	8/15/47	575	599
5 JPMBB Commercial Mortgage Securities
Trust 2014-C22	3.801%	9/15/47	5,850	6,124
5 JPMBB Commercial Mortgage Securities
Trust 2014-C22	4.110%	9/15/47	1,550	1,623

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	3.934%	9/15/47	2,919	3,098
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	4.202%	9/15/47	1,722	1,819
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	2.940%	11/15/47	1,900	1,939
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.639%	11/15/47	1,525	1,586
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.914%	11/15/47	2,750	2,854
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	3.672%	11/15/47	6,825	7,114
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	4.065%	11/15/47	1,900	1,989
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.019%	1/15/48	3,750	3,833
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.494%	1/15/48	10,160	10,473
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.800%	1/15/48	1,875	1,929
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.951%	1/15/48	1,875	1,895
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	2.734%	2/15/48	3,000	3,051
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	3.017%	2/15/48	3,763	3,851
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	2.773%	10/15/48	3,750	3,817
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	3.532%	10/15/48	1,125	1,140
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	2.921%	5/15/48	3,000	3,065
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.304%	5/15/48	2,903	3,014
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.611%	5/15/48	2,900	3,006
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	3.559%	7/15/48	3,675	3,858
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	3.822%	7/15/48	3,600	3,777
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	4.226%	7/15/48	1,850	1,958
5 JPMBB Commercial Mortgage Securities
Trust 2015-C31	3.540%	8/15/48	1,709	1,796
5 JPMBB Commercial Mortgage Securities
Trust 2015-C31	3.801%	8/15/48	1,841	1,934
5 JPMBB Commercial Mortgage Securities
Trust 2015-C32	3.358%	11/15/48	3,575	3,711
5 JPMBB Commercial Mortgage Securities
Trust 2015-C32	3.598%	11/15/48	3,575	3,695
5 JPMBB Commercial Mortgage Securities
Trust 2015-C33	3.770%	12/15/48	2,610	2,732
5 JPMBB Commercial Mortgage Securities
Trust 2016-C1	3.316%	3/15/49	2,925	3,024

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 JPMCC Commercial Mortgage Securities
Trust 2017-JP5	3.723%	3/15/50	10,725	11,235
5 JPMCC Commercial Mortgage Securities
Trust 2017-JP5	3.876%	3/15/50	2,300	2,392
5 JPMDB Commercial Mortgage Securities
Trust 2016-C2	3.144%	6/15/49	2,725	2,738
5 JPMDB Commercial Mortgage Securities
Trust 2016-C2	3.484%	6/15/49	1,250	1,264
5 JPMDB Commercial Mortgage Securities
Trust 2017-C5	3.694%	3/15/50	13,000	13,587
5 JPMDB Commercial Mortgage Securities
Trust 2017-C5	3.858%	3/15/50	3,975	4,132
5 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	7,625	7,706
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.296%	4/15/41	8,936	9,141
5 Mercedes-Benz Auto Lease Trust 2015-B	1.340%	7/16/18	1,427	1,427
5 Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,075	1,075
5 Mercedes-Benz Auto Lease Trust 2017-A	1.790%	4/15/20	10,000	10,016
5 Mercedes-Benz Auto Lease Trust 2017-A	2.010%	1/17/23	4,000	4,011
5 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	221	221
5 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	600	600
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	1,898	1,897
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	725	725
5 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	2,566	2,585
5 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	5,192	5,219
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2012-C5	3.176%	8/15/45	1,600	1,653
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2012-C6	2.858%	11/15/45	4,000	4,060
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C11	4.315%	8/15/46	990	1,067
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C11	4.515%	8/15/46	490	524
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C12	3.001%	10/15/46	2,260	2,292
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C12	4.259%	10/15/46	3,360	3,629
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C13	2.936%	11/15/46	1,100	1,116
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C13	4.039%	11/15/46	2,200	2,344
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C13	4.901%	11/15/46	1,100	1,188
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C7	2.918%	2/15/46	1,707	1,732
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C7	3.214%	2/15/46	341	345
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C8	3.134%	12/15/48	2,100	2,136
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C8	3.376%	12/15/48	1,000	1,022
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C9	3.102%	5/15/46	1,275	1,304
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C9	3.456%	5/15/46	1,125	1,158

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	1.250%	2/15/47	442	440
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	2.916%	2/15/47	1,525	1,549
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	3.669%	2/15/47	3,201	3,365
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	4.064%	2/15/47	3,050	3,260
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	4.800%	2/15/47	1,150	1,227
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	2.849%	6/15/47	575	585
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	3.477%	6/15/47	775	805
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	3.892%	6/15/47	2,875	3,048
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	4.481%	6/15/47	1,150	1,215
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18	3.194%	10/15/47	3,500	3,580
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18	3.923%	10/15/47	1,000	1,056
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18	4.589%	10/15/47	1,150	1,222
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C19	3.101%	12/15/47	3,775	3,869
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C19	3.326%	12/15/47	2,000	2,082
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C19	3.526%	12/15/47	3,275	3,393
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C20	3.069%	2/15/48	1,875	1,921
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C20	3.249%	2/15/48	6,650	6,751
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C21	3.338%	3/15/48	1,500	1,533
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C22	3.040%	4/15/48	3,750	3,826
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C22	3.306%	4/15/48	2,950	3,013
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C22	3.883%	4/15/48	1,875	1,895
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C23	2.982%	7/15/50	1,800	1,839
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C23	3.398%	7/15/50	1,050	1,088
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C23	3.719%	7/15/50	3,650	3,824
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C25	3.383%	10/15/48	3,850	4,017
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C25	3.635%	10/15/48	1,975	2,058
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C26	3.323%	10/15/48	2,325	2,418

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C26	3.531%	10/15/48	2,625	2,717
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C27	3.557%	12/15/47	1,800	1,876
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C27	3.753%	12/15/47	2,175	2,286
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C28	3.288%	1/15/49	2,425	2,511
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C28	3.544%	1/15/49	7,000	7,226
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C29	3.140%	5/15/49	1,500	1,538
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C29	3.325%	5/15/49	750	761
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C30	2.860%	9/15/49	7,300	7,126
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C31	3.102%	11/15/49	9,400	9,306
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C32	3.720%	12/15/49	7,600	7,978
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2016-C32	3.994%	12/15/49	3,050	3,209
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2017-C33	3.599%	5/15/50	6,500	6,737
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2017-C33	3.852%	5/15/50	3,800	3,932
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	437	436
5 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	3,822	3,834
5 Morgan Stanley Capital I Trust 2007-IQ16	6.330%	12/12/49	2,285	2,319
5 Morgan Stanley Capital I Trust 2008-TOP29	6.503%	1/11/43	12,587	12,773
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	6,200
5 Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	1,800	1,867
5 Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,525	2,641
5 Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	3,650	3,626
5 Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	2,951	2,949
5 Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,300	7,087
5 Morgan Stanley Capital I Trust 2016-UB12	3.778%	12/15/49	3,000	3,097
5 Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	7,350	7,582
5 Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	5,800	5,977
8 National Australia Bank Ltd.	2.250%	3/16/21	12,000	11,967
5 Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	1,746	1,746
5 Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	1,625	1,627
5 Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	3,300	3,294
5 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	260	260
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	992	991
5 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	7	7
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	1,475	1,475
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	663	662
5 Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	2,125	2,122
5 Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,075	1,077
5 Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,025	1,024
5 Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	1,750	1,745
5 Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,500	2,476
5 Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	3,175	3,152

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	2,650	2,622
5 Nissan Master Owner Trust Receivables
Series 2016-A	1.540%	6/15/21	3,500	3,480
5 Royal Bank of Canada	2.200%	9/23/19	24,550	24,656
5 Royal Bank of Canada	2.000%	10/1/19	12,000	12,007
5 Royal Bank of Canada	2.100%	10/14/20	35,000	34,913
5 Royal Bank of Canada	2.300%	3/22/21	5,000	5,000
5 SG Commercial Mortgage Securities
Trust 2016-C5	3.055%	10/10/48	6,000	5,914
5 Synchrony Credit Card Master Note
Trust 2014-1	1.610%	11/15/20	2,225	2,226
5 Synchrony Credit Card Master Note
Trust 2015-2	1.600%	4/15/21	2,200	2,201
5 Synchrony Credit Card Master Note
Trust 2016-2	2.210%	5/15/24	3,225	3,235
5 Synchrony Credit Card Master Note
Trust 2016-3	1.580%	9/15/22	5,350	5,320
5 Synchrony Credit Card Master Note
Trust Series 2012-7	1.760%	9/15/22	5,644	5,633
5 TIAA Seasoned Commercial Mortgage
Trust 2007-C4	5.475%	8/15/39	195	195
8 Toronto-Dominion Bank	2.250%	3/15/21	18,000	18,001
5 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	510	510
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	654	654
5 Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	3,474	3,471
5 Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	3,275	3,277
5 Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	2,434	2,433
5 Toyota Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	3,000	3,004
5 Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	1,750	1,746
5 Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	2,200	2,192
5 Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	2,825	2,809
5 Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	1,575	1,559
5 Toyota Auto Receivables 2017-B Owner Trust	1.760%	7/15/21	13,400	13,409
5 UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	7,000	7,161
5 UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	3,400	3,476
5 UBS-Barclays Commercial Mortgage
Trust 2012-C4	2.850%	12/10/45	9,400	9,469
5 UBS-Barclays Commercial Mortgage
Trust 2013-C5	3.185%	3/10/46	2,870	2,935
5 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.244%	4/10/46	4,765	4,903
5 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.469%	4/10/46	700	713
5 Volkswagen Auto Loan Enhanced
Trust 2014-1	0.910%	10/22/18	135	135
5 Volkswagen Auto Loan Enhanced
Trust 2014-1	1.450%	9/21/20	1,950	1,949
5 Volkswagen Auto Loan Enhanced
Trust 2014-2	1.390%	5/20/21	1,875	1,873
5 Wells Fargo Commercial Mortgage
Trust 2012-LC5	2.918%	10/15/45	4,975	5,054
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	2.819%	8/15/50	1,150	1,169

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	3.477%	8/15/50	775	810
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	3.817%	8/15/50	11,690	12,312
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	4.020%	8/15/50	400	419
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	2.954%	12/15/47	2,250	2,300
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.244%	12/15/47	1,400	1,450
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.271%	12/15/47	2,625	2,696
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.405%	12/15/47	3,725	3,815
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.808%	12/15/47	1,875	1,939
5 Wells Fargo Commercial Mortgage
Trust 2015-C26	2.991%	2/15/48	3,750	3,831
5 Wells Fargo Commercial Mortgage
Trust 2015-C26	3.166%	2/15/48	2,075	2,092
5 Wells Fargo Commercial Mortgage
Trust 2015-C26	3.580%	2/15/48	1,500	1,540
5 Wells Fargo Commercial Mortgage
Trust 2015-C28	3.540%	5/15/48	5,425	5,601
5 Wells Fargo Commercial Mortgage
Trust 2015-C28	3.872%	5/15/48	1,040	1,082
5 Wells Fargo Commercial Mortgage
Trust 2015-C29	3.400%	6/15/48	3,650	3,804
5 Wells Fargo Commercial Mortgage
Trust 2015-LC20	2.978%	4/15/50	1,029	1,050
5 Wells Fargo Commercial Mortgage
Trust 2015-LC20	3.184%	4/15/50	4,335	4,373
5 Wells Fargo Commercial Mortgage
Trust 2015-LC20	3.719%	4/15/50	1,900	1,913
5 Wells Fargo Commercial Mortgage
Trust 2015-LC22	3.571%	9/15/58	1,425	1,496
5 Wells Fargo Commercial Mortgage
Trust 2015-LC22	3.839%	9/15/58	2,000	2,110
5 Wells Fargo Commercial Mortgage
Trust 2015-LC22	4.207%	9/15/58	1,775	1,874
5 Wells Fargo Commercial Mortgage
Trust 2015-NXS1	2.632%	5/15/48	1,600	1,622
5 Wells Fargo Commercial Mortgage
Trust 2015-NXS1	2.934%	5/15/48	2,720	2,776
5 Wells Fargo Commercial Mortgage
Trust 2015-NXS1	3.148%	5/15/48	1,500	1,511
5 Wells Fargo Commercial Mortgage
Trust 2015-P2	3.656%	12/15/48	2,875	3,019
5 Wells Fargo Commercial Mortgage
Trust 2015-P2	3.809%	12/15/48	1,800	1,897
5 Wells Fargo Commercial Mortgage
Trust 2015-SG1	3.789%	9/15/48	6,840	7,185
5 Wells Fargo Commercial Mortgage
Trust 2016-BNK1	2.652%	8/15/49	4,875	4,705

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage
Trust 2016-BNK1	2.814%	8/15/49	1,200	1,155
5 Wells Fargo Commercial Mortgage
Trust 2016-C32	3.324%	1/15/59	1,929	1,991
5 Wells Fargo Commercial Mortgage
Trust 2016-C32	3.560%	1/15/59	4,200	4,347
5 Wells Fargo Commercial Mortgage
Trust 2016-C33	3.426%	3/15/59	1,450	1,486
5 Wells Fargo Commercial Mortgage
Trust 2016-C34	3.096%	6/15/49	2,900	2,895
5 Wells Fargo Commercial Mortgage
Trust 2016-C37	3.794%	12/15/49	2,900	3,050
5 Wells Fargo Commercial Mortgage
Trust 2016-LC24	2.825%	10/15/49	3,275	3,286
5 Wells Fargo Commercial Mortgage
Trust 2016-LC24	2.942%	10/15/49	5,654	5,561
5 Wells Fargo Commercial Mortgage
Trust 2017-C38	3.453%	7/15/50	16,255	16,630
5 Wells Fargo Commercial Mortgage
Trust 2017-C38	3.665%	7/15/50	4,606	4,713
5 Wells Fargo Commercial Mortgage
Trust 2017-RB1	3.635%	3/15/50	10,000	10,395
5 Wells Fargo Commercial Mortgage
Trust 2017-RC1	3.631%	1/15/60	15,000	15,538
5 WFRBS Commercial Mortgage
Trust 2012-C10	2.875%	12/15/45	8,100	8,190
5 WFRBS Commercial Mortgage
Trust 2012-C6	3.440%	4/15/45	3,875	4,033
5 WFRBS Commercial Mortgage
Trust 2012-C7	3.431%	6/15/45	3,511	3,652
5 WFRBS Commercial Mortgage
Trust 2012-C7	4.090%	6/15/45	2,200	2,317
5 WFRBS Commercial Mortgage
Trust 2012-C8	3.001%	8/15/45	1,600	1,638
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,359
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,474
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	1,072
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	510
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	2,187
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	428
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,350
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,725	1,767
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	660	694
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,640	2,840
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	660	705
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,530	2,569
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,520	1,611
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,520	1,657
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,530	2,750
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	725	735
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	725	759
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	925	990
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	725	771
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	725	779

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	750	760
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	1,500	1,570
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,268	7,828
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	375	405
5 WFRBS Commercial Mortgage Trust 2013-C18	4.817%	12/15/46	563	617
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	1,850	1,873
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,100	1,142
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	1,475	1,580
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.780%	3/15/46	375	410
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	255	254
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	475	499
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	650	679
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,450	1,554
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	475	508
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	775	792
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	775	815
5 WFRBS Commercial Mortgage Trust 2014-C20	3.723%	5/15/47	2,200	2,305
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,150	1,224
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,220	1,286
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	3,000	3,141
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	6,275	6,580
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,200	1,235
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	2,054	2,164
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,150	1,220
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	800	845
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,075	2,129
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,075	2,151
5 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	478	476
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	735	746
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	1,840	1,925
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	4,415	4,710
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	1,840	1,955
5 World Financial Network Credit Card Master
Note Trust Series 2013-A	1.610%	12/15/21	900	900
5 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	408	408
5 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	211	210
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	1,925	1,926
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	1,071	1,069
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,000	1,000
5 World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	1,775	1,775
5 World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	1,775	1,774
5 World Omni Automobile Lease Securitization
Trust 2015-A	1.540%	10/15/18	1,800	1,800
5 World Omni Automobile Lease Securitization
Trust 2016-A	1.610%	1/15/22	2,000	1,993
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,081,959)				3,103,290
Corporate Bonds (27.6%)
Finance (8.6%)
Banking (6.2%)
American Express Co.	7.000%	3/19/18	14,644	15,179
American Express Co.	2.650%	12/2/22	12,875	12,857
American Express Co.	3.625%	12/5/24	7,775	7,955
American Express Co.	4.050%	12/3/42	600	615

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Express Credit Corp.	2.125%	7/27/18	10,700	10,734
American Express Credit Corp.	2.125%	3/18/19	4,025	4,038
American Express Credit Corp.	1.875%	5/3/19	8,000	8,000
American Express Credit Corp.	2.250%	8/15/19	13,275	13,385
American Express Credit Corp.	2.200%	3/3/20	10,450	10,507
American Express Credit Corp.	2.375%	5/26/20	2,280	2,300
American Express Credit Corp.	2.600%	9/14/20	13,000	13,188
American Express Credit Corp.	2.250%	5/5/21	19,220	19,151
American Express Credit Corp.	2.700%	3/3/22	25,650	25,864
American Express Credit Corp.	3.300%	5/3/27	14,425	14,449
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	10,000	10,022
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	1,600	1,615
Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	14,650	14,547
Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	4,000	3,993
Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	10,000	9,993
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	10,000	10,126
Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	7,100	7,061
Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	6,000	5,995
Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	13,000	12,992
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	9,425	9,895
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	8,125	8,268
Bank of America Corp.	6.500%	7/15/18	10,060	10,515
Bank of America Corp.	2.600%	1/15/19	32,238	32,510
Bank of America Corp.	2.650%	4/1/19	11,325	11,443
Bank of America Corp.	7.625%	6/1/19	21,820	24,024
Bank of America Corp.	2.250%	4/21/20	9,700	9,695
Bank of America Corp.	5.625%	7/1/20	10,715	11,735
Bank of America Corp.	2.625%	10/19/20	34,779	35,069
Bank of America Corp.	2.625%	4/19/21	17,020	17,061
Bank of America Corp.	5.000%	5/13/21	4,745	5,177
Bank of America Corp.	5.700%	1/24/22	3,586	4,039
Bank of America Corp.	2.503%	10/21/22	32,000	31,508
Bank of America Corp.	3.300%	1/11/23	35,450	36,137
5 Bank of America Corp.	3.124%	1/20/23	3,655	3,699
5 Bank of America Corp.	2.881%	4/24/23	19,850	19,862
Bank of America Corp.	4.100%	7/24/23	13,568	14,336
Bank of America Corp.	4.125%	1/22/24	16,650	17,583
Bank of America Corp.	4.000%	4/1/24	46,100	48,260
Bank of America Corp.	4.200%	8/26/24	38,845	40,225
Bank of America Corp.	4.000%	1/22/25	46,700	47,429
Bank of America Corp.	3.950%	4/21/25	12,750	12,903
Bank of America Corp.	3.875%	8/1/25	26,050	26,916
Bank of America Corp.	4.450%	3/3/26	12,150	12,645
Bank of America Corp.	3.500%	4/19/26	15,000	15,056
Bank of America Corp.	4.250%	10/22/26	15,350	15,765
Bank of America Corp.	3.248%	10/21/27	14,400	13,870
5 Bank of America Corp.	3.824%	1/20/28	16,955	17,259
5 Bank of America Corp.	3.705%	4/24/28	14,500	14,565
Bank of America Corp.	6.110%	1/29/37	16,187	19,763
5 Bank of America Corp.	4.244%	4/24/38	19,375	20,064
Bank of America Corp.	7.750%	5/14/38	10,040	14,542
Bank of America Corp.	5.875%	2/7/42	9,550	11,916
Bank of America Corp.	5.000%	1/21/44	29,760	33,742
Bank of America Corp.	4.875%	4/1/44	4,725	5,306

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Bank of America Corp.	4.750%	4/21/45	1,000	1,054
5 Bank of America Corp.	4.443%	1/20/48	1,550	1,636
Bank of America NA	2.050%	12/7/18	10,850	10,886
Bank of America NA	6.000%	10/15/36	6,875	8,569
Bank of Montreal	1.350%	8/28/18	2,350	2,341
Bank of Montreal	2.375%	1/25/19	16,645	16,787
Bank of Montreal	1.500%	7/18/19	12,200	12,094
Bank of Montreal	2.100%	12/12/19	5,000	5,018
Bank of Montreal	2.100%	6/15/20	6,100	6,100
Bank of Montreal	1.900%	8/27/21	17,600	17,297
Bank of Montreal	2.550%	11/6/22	4,925	4,925
Bank of New York Mellon Corp.	2.100%	8/1/18	1,548	1,557
Bank of New York Mellon Corp.	2.100%	1/15/19	19,768	19,861
Bank of New York Mellon Corp.	2.200%	3/4/19	7,625	7,670
Bank of New York Mellon Corp.	2.200%	5/15/19	775	778
Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	7,068
Bank of New York Mellon Corp.	2.300%	9/11/19	12,000	12,073
Bank of New York Mellon Corp.	4.600%	1/15/20	6,875	7,294
Bank of New York Mellon Corp.	2.600%	8/17/20	2,750	2,785
Bank of New York Mellon Corp.	2.450%	11/27/20	8,330	8,395
Bank of New York Mellon Corp.	2.050%	5/3/21	9,475	9,376
Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,950
Bank of New York Mellon Corp.	2.600%	2/7/22	10,000	10,053
5 Bank of New York Mellon Corp.	2.661%	5/16/23	11,575	11,587
Bank of New York Mellon Corp.	2.200%	8/16/23	3,000	2,905
Bank of New York Mellon Corp.	3.650%	2/4/24	1,100	1,150
Bank of New York Mellon Corp.	3.400%	5/15/24	2,875	2,962
Bank of New York Mellon Corp.	3.250%	9/11/24	4,050	4,123
Bank of New York Mellon Corp.	3.000%	2/24/25	300	300
Bank of New York Mellon Corp.	2.800%	5/4/26	3,000	2,929
Bank of New York Mellon Corp.	2.450%	8/17/26	4,500	4,273
Bank of New York Mellon Corp.	3.250%	5/16/27	12,900	12,997
5 Bank of New York Mellon Corp.	3.442%	2/7/28	7,025	7,112
Bank of New York Mellon Corp.	3.000%	10/30/28	4,000	3,854
Bank of Nova Scotia	2.050%	10/30/18	21,525	21,624
Bank of Nova Scotia	1.950%	1/15/19	5,600	5,613
Bank of Nova Scotia	2.050%	6/5/19	11,513	11,544
Bank of Nova Scotia	1.650%	6/14/19	11,000	10,947
Bank of Nova Scotia	2.350%	10/21/20	9,800	9,837
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,681
Bank of Nova Scotia	2.450%	3/22/21	8,295	8,328
Bank of Nova Scotia	2.800%	7/21/21	16,630	16,879
Bank of Nova Scotia	4.500%	12/16/25	18,950	19,928
Bank One Capital III	8.750%	9/1/30	290	427
Bank One Corp.	7.625%	10/15/26	975	1,253
Bank One Corp.	8.000%	4/29/27	2,500	3,288
Bank One Michigan	8.250%	11/1/24	6,000	7,678
Barclays Bank plc	5.140%	10/14/20	4,795	5,137
Barclays plc	2.750%	11/8/19	12,225	12,312
Barclays plc	2.875%	6/8/20	7,750	7,823
Barclays plc	3.250%	1/12/21	9,200	9,341
Barclays plc	3.200%	8/10/21	21,600	21,900
Barclays plc	3.684%	1/10/23	20,000	20,426
Barclays plc	4.375%	9/11/24	5,000	5,078

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Barclays plc	3.650%	3/16/25	14,900	14,850
Barclays plc	4.375%	1/12/26	7,000	7,265
Barclays plc	5.200%	5/12/26	16,775	17,573
Barclays plc	4.337%	1/10/28	25,000	25,760
Barclays plc	5.250%	8/17/45	3,600	4,021
Barclays plc	4.950%	1/10/47	11,500	12,279
BB&T Corp.	2.050%	6/19/18	3,000	3,012
BB&T Corp.	2.250%	2/1/19	2,400	2,413
BB&T Corp.	6.850%	4/30/19	8,261	8,981
BB&T Corp.	5.250%	11/1/19	3,650	3,903
BB&T Corp.	2.450%	1/15/20	1,250	1,264
BB&T Corp.	2.050%	5/10/21	14,025	13,903
BB&T Corp.	3.950%	3/22/22	2,049	2,159
BB&T Corp.	2.750%	4/1/22	7,000	7,075
Bear Stearns Cos. LLC	4.650%	7/2/18	3,190	3,280
BNP Paribas SA	2.700%	8/20/18	16,825	17,010
BNP Paribas SA	2.400%	12/12/18	50	50
BNP Paribas SA	2.450%	3/17/19	1,200	1,211
BNP Paribas SA	2.375%	5/21/20	9,500	9,589
BNP Paribas SA	5.000%	1/15/21	8,065	8,787
BNP Paribas SA	3.250%	3/3/23	9,025	9,289
BNP Paribas SA	4.250%	10/15/24	3,600	3,748
BPCE SA	2.500%	12/10/18	5,500	5,533
BPCE SA	2.500%	7/15/19	6,320	6,373
BPCE SA	2.250%	1/27/20	2,375	2,373
BPCE SA	2.650%	2/3/21	5,025	5,049
BPCE SA	2.750%	12/2/21	13,000	13,125
8 BPCE SA	3.000%	5/22/22	5,500	5,538
BPCE SA	4.000%	4/15/24	10,800	11,369
BPCE SA	3.375%	12/2/26	4,000	4,030
Branch Banking & Trust Co.	1.350%	10/1/17	10,345	10,341
Branch Banking & Trust Co.	2.300%	10/15/18	6,000	6,030
Branch Banking & Trust Co.	1.450%	5/10/19	5,775	5,730
Branch Banking & Trust Co.	2.100%	1/15/20	10,000	10,032
Branch Banking & Trust Co.	2.850%	4/1/21	3,000	3,061
Branch Banking & Trust Co.	2.625%	1/15/22	5,000	5,040
Branch Banking & Trust Co.	3.625%	9/16/25	9,100	9,443
Branch Banking & Trust Co.	3.800%	10/30/26	3,200	3,348
Canadian Imperial Bank of Commerce	1.600%	9/6/19	6,450	6,400
Canadian Imperial Bank of Commerce	2.550%	6/16/22	15,400	15,381
Capital One Bank USA NA	2.250%	2/13/19	10,000	10,027
Capital One Bank USA NA	2.300%	6/5/19	5,850	5,865
Capital One Bank USA NA	8.800%	7/15/19	6,825	7,661
Capital One Bank USA NA	3.375%	2/15/23	6,085	6,124
Capital One Financial Corp.	2.450%	4/24/19	6,875	6,912
Capital One Financial Corp.	2.500%	5/12/20	6,250	6,272
Capital One Financial Corp.	4.750%	7/15/21	545	587
Capital One Financial Corp.	3.050%	3/9/22	7,500	7,550
Capital One Financial Corp.	3.500%	6/15/23	1,210	1,232
Capital One Financial Corp.	3.750%	4/24/24	6,900	7,058
Capital One Financial Corp.	3.200%	2/5/25	7,000	6,829
Capital One Financial Corp.	4.200%	10/29/25	425	428
Capital One Financial Corp.	3.750%	7/28/26	7,500	7,303
Capital One Financial Corp.	3.750%	3/9/27	4,950	4,934

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital One NA	2.350%	8/17/18	1,375	1,381
	Capital One NA	2.400%	9/5/19	2,850	2,860
	Capital One NA	1.850%	9/13/19	4,450	4,414
	Capital One NA	2.350%	1/31/20	20,000	20,014
	Capital One NA	2.950%	7/23/21	19,500	19,546
	Capital One NA	2.250%	9/13/21	7,300	7,149
	Citibank NA	2.100%	6/12/20	10,000	9,986
[5,8]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,996	3,393
	Citigroup Inc.	1.850%	11/24/17	12,000	12,012
	Citigroup Inc.	1.800%	2/5/18	6,425	6,430
	Citigroup Inc.	1.750%	5/1/18	7,575	7,565
	Citigroup Inc.	6.125%	5/15/18	5,262	5,454
	Citigroup Inc.	2.150%	7/30/18	10,500	10,524
	Citigroup Inc.	2.500%	9/26/18	3,375	3,396
	Citigroup Inc.	2.050%	12/7/18	45,000	45,066
	Citigroup Inc.	2.550%	4/8/19	24,000	24,228
	Citigroup Inc.	2.050%	6/7/19	6,100	6,101
	Citigroup Inc.	2.500%	7/29/19	10,025	10,105
	Citigroup Inc.	2.450%	1/10/20	10,750	10,802
	Citigroup Inc.	2.400%	2/18/20	8,225	8,256
	Citigroup Inc.	5.375%	8/9/20	5,564	6,053
	Citigroup Inc.	2.650%	10/26/20	2,000	2,016
	Citigroup Inc.	2.700%	3/30/21	25,220	25,374
	Citigroup Inc.	2.350%	8/2/21	3,150	3,116
	Citigroup Inc.	2.900%	12/8/21	23,850	24,060
	Citigroup Inc.	4.500%	1/14/22	12,600	13,517
	Citigroup Inc.	4.050%	7/30/22	6,275	6,556
	Citigroup Inc.	3.375%	3/1/23	1,600	1,630
	Citigroup Inc.	3.500%	5/15/23	17,725	17,943
	Citigroup Inc.	3.875%	10/25/23	15,480	16,146
	Citigroup Inc.	3.750%	6/16/24	1,950	2,015
	Citigroup Inc.	4.000%	8/5/24	5,525	5,672
	Citigroup Inc.	3.875%	3/26/25	11,325	11,396
	Citigroup Inc.	3.300%	4/27/25	4,825	4,802
	Citigroup Inc.	4.400%	6/10/25	28,125	29,270
	Citigroup Inc.	5.500%	9/13/25	9,000	9,994
	Citigroup Inc.	3.700%	1/12/26	13,575	13,733
	Citigroup Inc.	4.600%	3/9/26	24,150	25,310
	Citigroup Inc.	3.400%	5/1/26	10,000	9,887
	Citigroup Inc.	3.200%	10/21/26	50,550	48,963
	Citigroup Inc.	4.300%	11/20/26	550	564
	Citigroup Inc.	4.450%	9/29/27	26,035	26,987
5	Citigroup Inc.	3.887%	1/10/28	17,150	17,405
	Citigroup Inc.	6.625%	1/15/28	2,900	3,496
	Citigroup Inc.	4.125%	7/25/28	3,000	3,028
	Citigroup Inc.	6.625%	6/15/32	1,125	1,403
	Citigroup Inc.	6.000%	10/31/33	2,725	3,259
	Citigroup Inc.	6.125%	8/25/36	7,768	9,475
	Citigroup Inc.	8.125%	7/15/39	12,899	19,822
	Citigroup Inc.	5.875%	1/30/42	6,614	8,334
	Citigroup Inc.	6.675%	9/13/43	4,000	5,328
	Citigroup Inc.	4.950%	11/7/43	8,250	9,100
	Citigroup Inc.	5.300%	5/6/44	4,725	5,356
	Citigroup Inc.	4.650%	7/30/45	5,000	5,427

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Citigroup Inc.	4.750%	5/18/46	6,730	7,076
Citizens Bank NA	1.600%	12/4/17	3,000	3,002
Citizens Bank NA	2.300%	12/3/18	4,225	4,240
Citizens Bank NA	2.500%	3/14/19	7,500	7,543
Citizens Bank NA	2.450%	12/4/19	3,100	3,126
Citizens Bank NA	2.250%	3/2/20	6,600	6,592
Citizens Bank NA	2.200%	5/26/20	9,300	9,274
Citizens Bank NA	2.550%	5/13/21	250	250
Citizens Bank NA	2.650%	5/26/22	5,600	5,572
Citizens Financial Group Inc.	2.375%	7/28/21	1,000	985
Citizens Financial Group Inc.	4.300%	12/3/25	3,950	4,120
Comerica Bank	4.000%	7/27/25	2,975	3,047
Comerica Inc.	2.125%	5/23/19	800	800
Comerica Inc.	3.800%	7/22/26	850	858
Commonwealth Bank of Australia	1.900%	9/18/17	2,000	2,002
Commonwealth Bank of Australia	2.500%	9/20/18	4,000	4,034
Commonwealth Bank of Australia	1.750%	11/2/18	5,525	5,517
Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,009
Commonwealth Bank of Australia	2.050%	3/15/19	6,775	6,773
Commonwealth Bank of Australia	2.300%	9/6/19	3,350	3,372
8 Commonwealth Bank of Australia	1.750%	11/7/19	800	793
Commonwealth Bank of Australia	2.400%	11/2/20	7,500	7,519
Commonwealth Bank of Australia	2.550%	3/15/21	5,775	5,787
8 Commonwealth Bank of Australia	2.750%	3/10/22	10,500	10,597
8 Commonwealth Bank of Australia	2.625%	9/6/26	200	191
Compass Bank	1.850%	9/29/17	2,000	2,000
Compass Bank	2.750%	9/29/19	1,750	1,763
Compass Bank	2.875%	6/29/22	14,100	14,027
Cooperatieve Rabobank UA	2.250%	1/14/19	18,700	18,810
Cooperatieve Rabobank UA	2.250%	1/14/20	13,000	13,054
Cooperatieve Rabobank UA	4.500%	1/11/21	2,465	2,649
Cooperatieve Rabobank UA	2.500%	1/19/21	40,200	40,446
Cooperatieve Rabobank UA	2.750%	1/10/22	14,000	14,185
Cooperatieve Rabobank UA	3.875%	2/8/22	20,421	21,660
Cooperatieve Rabobank UA	3.950%	11/9/22	15,000	15,661
Cooperatieve Rabobank UA	4.625%	12/1/23	13,275	14,331
Cooperatieve Rabobank UA	3.375%	5/21/25	7,342	7,554
Cooperatieve Rabobank UA	4.375%	8/4/25	11,375	11,931
Cooperatieve Rabobank UA	3.750%	7/21/26	7,725	7,707
Cooperatieve Rabobank UA	5.250%	5/24/41	9,755	11,855
Cooperatieve Rabobank UA	5.750%	12/1/43	7,925	9,697
Cooperatieve Rabobank UA	5.250%	8/4/45	11,700	13,646
Credit Suisse AG	2.300%	5/28/19	26,025	26,196
Credit Suisse AG	5.300%	8/13/19	8,650	9,210
Credit Suisse AG	5.400%	1/14/20	5,725	6,131
Credit Suisse AG	3.000%	10/29/21	11,600	11,813
Credit Suisse AG	3.625%	9/9/24	19,917	20,507
8 Credit Suisse Group AG	3.574%	1/9/23	10,500	10,756
8 Credit Suisse Group AG	4.282%	1/9/28	12,250	12,618
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	600	605
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	8,100	8,212
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	25,305	25,992
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	10,100	10,481
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	8,735	8,889

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	23,250	23,404
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	9,700	10,298
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	9,800	10,774
Credit Suisse USA Inc.	7.125%	7/15/32	4,560	6,201
Deutsche Bank AG	2.500%	2/13/19	16,100	16,156
Deutsche Bank AG	2.850%	5/10/19	8,725	8,816
Deutsche Bank AG	2.950%	8/20/20	10,500	10,556
Deutsche Bank AG	3.125%	1/13/21	5,475	5,502
Deutsche Bank AG	3.375%	5/12/21	7,775	7,869
Deutsche Bank AG	4.250%	10/14/21	17,000	17,819
Deutsche Bank AG	3.700%	5/30/24	6,550	6,538
Deutsche Bank AG	4.100%	1/13/26	3,475	3,520
Discover Bank	2.000%	2/21/18	9,970	9,978
Discover Bank	2.600%	11/13/18	2,000	2,014
Discover Bank	7.000%	4/15/20	1,350	1,502
Discover Bank	3.200%	8/9/21	1,400	1,427
Discover Bank	4.200%	8/8/23	9,475	9,954
Discover Bank	4.250%	3/13/26	2,175	2,234
Discover Bank	3.450%	7/27/26	6,000	5,818
Discover Financial Services	5.200%	4/27/22	950	1,031
Discover Financial Services	3.850%	11/21/22	5,630	5,757
Discover Financial Services	3.750%	3/4/25	3,600	3,557
Discover Financial Services	4.100%	2/9/27	5,300	5,308
Fifth Third Bancorp	4.500%	6/1/18	425	435
Fifth Third Bancorp	2.300%	3/1/19	4,000	4,016
Fifth Third Bancorp	3.500%	3/15/22	6,025	6,234
Fifth Third Bancorp	4.300%	1/16/24	7,050	7,427
Fifth Third Bancorp	8.250%	3/1/38	5,771	8,587
Fifth Third Bank	2.150%	8/20/18	7,000	7,025
Fifth Third Bank	2.300%	3/15/19	5,000	5,021
Fifth Third Bank	2.375%	4/25/19	10,000	10,069
Fifth Third Bank	1.625%	9/27/19	4,575	4,530
Fifth Third Bank	2.250%	6/14/21	6,500	6,464
Fifth Third Bank	3.850%	3/15/26	10,500	10,686
First Horizon National Corp.	3.500%	12/15/20	2,050	2,102
First Niagara Financial Group Inc.	6.750%	3/19/20	2,300	2,565
First Republic Bank	2.500%	6/6/22	9,300	9,246
First Republic Bank	4.375%	8/1/46	1,200	1,183
First Republic Bank	4.625%	2/13/47	2,000	2,046
FirstMerit Bank NA	4.270%	11/25/26	4,150	4,293
FirstMerit Corp.	4.350%	2/4/23	4,950	5,180
Goldman Sachs Capital I	6.345%	2/15/34	8,175	10,117
Goldman Sachs Group Inc.	2.900%	7/19/18	26,586	26,894
Goldman Sachs Group Inc.	2.625%	1/31/19	8,800	8,891
Goldman Sachs Group Inc.	7.500%	2/15/19	20,080	21,791
Goldman Sachs Group Inc.	2.550%	10/23/19	18,500	18,663
Goldman Sachs Group Inc.	2.300%	12/13/19	16,750	16,784
Goldman Sachs Group Inc.	5.375%	3/15/20	23,140	24,955
Goldman Sachs Group Inc.	2.600%	4/23/20	11,125	11,227
Goldman Sachs Group Inc.	6.000%	6/15/20	22,270	24,521
Goldman Sachs Group Inc.	2.750%	9/15/20	6,775	6,852
Goldman Sachs Group Inc.	2.875%	2/25/21	750	757
Goldman Sachs Group Inc.	2.625%	4/25/21	7,950	7,955
Goldman Sachs Group Inc.	5.250%	7/27/21	19,325	21,178

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	2.350%	11/15/21	8,750	8,647
Goldman Sachs Group Inc.	5.750%	1/24/22	43,944	49,371
6 Goldman Sachs Group Inc.	3.000%	4/26/22	40,150	40,459
Goldman Sachs Group Inc.	3.625%	1/22/23	15,450	15,870
5 Goldman Sachs Group Inc.	2.908%	6/5/23	25,000	24,898
Goldman Sachs Group Inc.	4.000%	3/3/24	46,900	49,018
Goldman Sachs Group Inc.	3.850%	7/8/24	4,525	4,697
Goldman Sachs Group Inc.	3.500%	1/23/25	18,950	19,087
Goldman Sachs Group Inc.	4.250%	10/21/25	3,750	3,861
Goldman Sachs Group Inc.	3.750%	2/25/26	21,100	21,505
Goldman Sachs Group Inc.	3.500%	11/16/26	25,865	25,619
Goldman Sachs Group Inc.	5.950%	1/15/27	5,945	6,912
Goldman Sachs Group Inc.	3.850%	1/26/27	27,175	27,566
5 Goldman Sachs Group Inc.	3.691%	6/5/28	18,500	18,593
Goldman Sachs Group Inc.	6.125%	2/15/33	18,525	23,179
Goldman Sachs Group Inc.	6.450%	5/1/36	12,225	15,332
Goldman Sachs Group Inc.	6.750%	10/1/37	41,315	53,690
Goldman Sachs Group Inc.	6.250%	2/1/41	13,731	17,886
Goldman Sachs Group Inc.	4.800%	7/8/44	36,175	39,957
Goldman Sachs Group Inc.	5.150%	5/22/45	19,600	21,737
Goldman Sachs Group Inc.	4.750%	10/21/45	7,250	8,005
HSBC Bank USA NA	4.875%	8/24/20	9,275	9,944
HSBC Bank USA NA	5.875%	11/1/34	3,875	4,710
HSBC Bank USA NA	5.625%	8/15/35	5,450	6,565
HSBC Bank USA NA	7.000%	1/15/39	7,226	10,071
HSBC Holdings plc	3.400%	3/8/21	24,038	24,717
HSBC Holdings plc	5.100%	4/5/21	14,020	15,222
HSBC Holdings plc	2.950%	5/25/21	20,000	20,265
HSBC Holdings plc	2.650%	1/5/22	33,000	32,877
HSBC Holdings plc	4.875%	1/14/22	1,895	2,057
HSBC Holdings plc	4.000%	3/30/22	7,455	7,859
5 HSBC Holdings plc	3.262%	3/13/23	31,000	31,559
HSBC Holdings plc	3.600%	5/25/23	13,750	14,185
HSBC Holdings plc	4.250%	3/14/24	7,500	7,729
HSBC Holdings plc	4.250%	8/18/25	11,250	11,537
HSBC Holdings plc	4.300%	3/8/26	35,305	37,373
HSBC Holdings plc	3.900%	5/25/26	22,600	23,284
HSBC Holdings plc	4.375%	11/23/26	21,300	21,986
5 HSBC Holdings plc	4.041%	3/13/28	14,100	14,595
HSBC Holdings plc	7.625%	5/17/32	575	771
HSBC Holdings plc	7.350%	11/27/32	600	781
HSBC Holdings plc	6.500%	5/2/36	16,165	20,644
HSBC Holdings plc	6.500%	9/15/37	15,815	20,398
HSBC Holdings plc	6.800%	6/1/38	4,225	5,670
HSBC Holdings plc	6.100%	1/14/42	4,075	5,304
HSBC Holdings plc	5.250%	3/14/44	13,350	15,163
HSBC USA Inc.	2.000%	8/7/18	7,000	7,011
HSBC USA Inc.	2.625%	9/24/18	9,670	9,754
HSBC USA Inc.	2.250%	6/23/19	1,000	1,005
HSBC USA Inc.	2.375%	11/13/19	10,225	10,283
HSBC USA Inc.	2.350%	3/5/20	13,200	13,265
HSBC USA Inc.	2.750%	8/7/20	3,000	3,049
HSBC USA Inc.	5.000%	9/27/20	4,855	5,213
HSBC USA Inc.	3.500%	6/23/24	11,475	11,789

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Huntington Bancshares Inc.	2.600%	8/2/18	1,100	1,108
Huntington Bancshares Inc.	7.000%	12/15/20	6,800	7,745
Huntington Bancshares Inc.	3.150%	3/14/21	9,700	9,863
Huntington Bancshares Inc.	2.300%	1/14/22	1,500	1,474
Huntington National Bank	2.200%	11/6/18	5,500	5,513
Huntington National Bank	2.200%	4/1/19	725	727
Huntington National Bank	2.375%	3/10/20	11,000	11,047
Huntington National Bank	2.400%	4/1/20	3,600	3,618
Huntington National Bank	2.875%	8/20/20	4,000	4,067
ING Groep NV	3.150%	3/29/22	5,000	5,091
ING Groep NV	3.950%	3/29/27	10,500	10,904
Intesa Sanpaolo SPA	3.875%	1/15/19	14,120	14,521
Intesa Sanpaolo SPA	5.250%	1/12/24	7,475	8,254
JPMorgan Chase & Co.	2.350%	1/28/19	13,039	13,140
JPMorgan Chase & Co.	1.850%	3/22/19	7,245	7,236
JPMorgan Chase & Co.	6.300%	4/23/19	15,110	16,261
JPMorgan Chase & Co.	2.200%	10/22/19	2,300	2,306
JPMorgan Chase & Co.	2.250%	1/23/20	43,515	43,612
JPMorgan Chase & Co.	4.950%	3/25/20	1,040	1,115
JPMorgan Chase & Co.	2.750%	6/23/20	28,845	29,265
JPMorgan Chase & Co.	4.400%	7/22/20	8,795	9,346
JPMorgan Chase & Co.	4.250%	10/15/20	16,350	17,319
JPMorgan Chase & Co.	2.550%	10/29/20	5,750	5,796
6 JPMorgan Chase & Co.	2.550%	3/1/21	18,290	18,355
JPMorgan Chase & Co.	4.625%	5/10/21	1,140	1,229
JPMorgan Chase & Co.	2.400%	6/7/21	6,500	6,486
JPMorgan Chase & Co.	2.295%	8/15/21	7,175	7,133
JPMorgan Chase & Co.	4.350%	8/15/21	15,765	16,848
JPMorgan Chase & Co.	4.500%	1/24/22	24,700	26,738
JPMorgan Chase & Co.	3.250%	9/23/22	24,350	24,917
JPMorgan Chase & Co.	2.972%	1/15/23	34,700	35,008
JPMorgan Chase & Co.	3.200%	1/25/23	17,325	17,637
5 JPMorgan Chase & Co.	2.776%	4/25/23	15,000	14,999
JPMorgan Chase & Co.	3.375%	5/1/23	9,300	9,426
JPMorgan Chase & Co.	2.700%	5/18/23	9,550	9,444
JPMorgan Chase & Co.	3.875%	2/1/24	28,025	29,374
JPMorgan Chase & Co.	3.625%	5/13/24	9,575	9,877
JPMorgan Chase & Co.	3.875%	9/10/24	30,875	31,821
JPMorgan Chase & Co.	3.125%	1/23/25	18,895	18,763
5 JPMorgan Chase & Co.	3.220%	3/1/25	25,750	25,717
JPMorgan Chase & Co.	3.900%	7/15/25	23,500	24,436
JPMorgan Chase & Co.	3.300%	4/1/26	40,750	40,442
JPMorgan Chase & Co.	3.200%	6/15/26	17,100	16,851
JPMorgan Chase & Co.	2.950%	10/1/26	28,075	27,101
JPMorgan Chase & Co.	4.125%	12/15/26	35,600	36,795
JPMorgan Chase & Co.	4.250%	10/1/27	10,000	10,395
JPMorgan Chase & Co.	3.625%	12/1/27	10,000	9,901
5 JPMorgan Chase & Co.	3.782%	2/1/28	24,125	24,636
5 JPMorgan Chase & Co.	3.540%	5/1/28	44,525	44,778
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	19,873
JPMorgan Chase & Co.	5.500%	10/15/40	7,865	9,610
JPMorgan Chase & Co.	5.600%	7/15/41	6,300	7,822
JPMorgan Chase & Co.	5.400%	1/6/42	3,125	3,797
JPMorgan Chase & Co.	5.625%	8/16/43	8,560	10,295

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	4.950%	6/1/45	6,650	7,404
5 JPMorgan Chase & Co.	4.260%	2/22/48	6,000	6,268
JPMorgan Chase Bank NA	1.450%	9/21/18	1,300	1,296
JPMorgan Chase Bank NA	1.650%	9/23/19	9,000	8,945
KeyBank NA	1.700%	6/1/18	2,050	2,052
KeyBank NA	2.350%	3/8/19	8,650	8,707
KeyBank NA	2.500%	12/15/19	2,000	2,021
KeyBank NA	2.250%	3/16/20	2,000	2,007
KeyBank NA	2.500%	11/22/21	11,000	11,024
KeyBank NA	2.400%	6/9/22	1,550	1,543
KeyBank NA	3.300%	6/1/25	1,125	1,142
KeyBank NA	3.400%	5/20/26	2,000	1,986
KeyCorp	2.300%	12/13/18	3,025	3,039
KeyCorp	5.100%	3/24/21	8,490	9,269
Lloyds Bank plc	2.300%	11/27/18	13,850	13,932
Lloyds Bank plc	2.050%	1/22/19	525	526
Lloyds Bank plc	6.375%	1/21/21	5,500	6,206
Lloyds Banking Group plc	3.000%	1/11/22	10,000	10,093
Lloyds Banking Group plc	4.500%	11/4/24	8,300	8,641
Lloyds Banking Group plc	4.582%	12/10/25	29,846	30,926
Lloyds Banking Group plc	4.650%	3/24/26	3,750	3,908
Lloyds Banking Group plc	3.750%	1/11/27	9,500	9,560
Lloyds Banking Group plc	5.300%	12/1/45	1,100	1,250
Manufacturers & Traders Trust Co.	2.300%	1/30/19	11,000	11,077
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,000	11,067
Manufacturers & Traders Trust Co.	2.100%	2/6/20	3,200	3,202
Manufacturers & Traders Trust Co.	2.900%	2/6/25	5,295	5,249
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	21,300	21,604
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	17,000	16,759
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	13,000	13,168
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,700	1,661
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	16,550	17,293
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	4,500	4,325
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	30,900	31,853
Morgan Stanley	2.200%	12/7/18	1,900	1,906
Morgan Stanley	2.500%	1/24/19	28,575	28,777
Morgan Stanley	7.300%	5/13/19	26,585	29,076
Morgan Stanley	2.375%	7/23/19	30,700	30,915
Morgan Stanley	5.625%	9/23/19	11,455	12,294
Morgan Stanley	5.500%	1/26/20	15,250	16,455
Morgan Stanley	2.650%	1/27/20	11,774	11,885
Morgan Stanley	2.800%	6/16/20	12,450	12,623
Morgan Stanley	5.500%	7/24/20	4,385	4,780
Morgan Stanley	5.750%	1/25/21	12,940	14,307
Morgan Stanley	2.500%	4/21/21	15,800	15,722
Morgan Stanley	5.500%	7/28/21	3,675	4,075
Morgan Stanley	2.625%	11/17/21	30,310	30,233
6 Morgan Stanley	2.750%	5/19/22	35,000	34,909
Morgan Stanley	4.875%	11/1/22	12,550	13,610
Morgan Stanley	3.750%	2/25/23	41,150	42,723
Morgan Stanley	4.100%	5/22/23	20,325	21,146
Morgan Stanley	3.875%	4/29/24	19,590	20,356
Morgan Stanley	3.700%	10/23/24	30,352	31,132
Morgan Stanley	4.000%	7/23/25	37,525	39,178

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
6 Morgan Stanley	5.000%	11/24/25	14,600	15,814
Morgan Stanley	3.875%	1/27/26	27,375	28,148
Morgan Stanley	3.125%	7/27/26	37,450	36,282
Morgan Stanley	6.250%	8/9/26	9,650	11,526
Morgan Stanley	4.350%	9/8/26	18,770	19,489
Morgan Stanley	3.625%	1/20/27	33,225	33,344
Morgan Stanley	3.950%	4/23/27	7,155	7,201
Morgan Stanley	7.250%	4/1/32	6,925	9,478
Morgan Stanley	6.375%	7/24/42	18,725	24,919
Morgan Stanley	4.300%	1/27/45	22,100	22,854
Morgan Stanley	4.375%	1/22/47	9,000	9,370
MUFG Americas Holdings Corp.	2.250%	2/10/20	6,600	6,590
MUFG Americas Holdings Corp.	3.500%	6/18/22	5,400	5,554
MUFG Americas Holdings Corp.	3.000%	2/10/25	4,350	4,271
MUFG Union Bank NA	2.625%	9/26/18	13,800	13,906
MUFG Union Bank NA	2.250%	5/6/19	2,375	2,385
National Australia Bank Ltd.	2.300%	7/25/18	3,225	3,245
National Australia Bank Ltd.	2.000%	1/14/19	3,000	3,006
National Australia Bank Ltd.	1.375%	7/12/19	5,500	5,430
National Australia Bank Ltd.	2.125%	5/22/20	26,000	25,975
National Australia Bank Ltd.	2.625%	7/23/20	3,245	3,283
National Australia Bank Ltd.	2.625%	1/14/21	4,000	4,024
National Australia Bank Ltd.	1.875%	7/12/21	5,500	5,382
National Australia Bank Ltd.	2.800%	1/10/22	3,000	3,036
National Australia Bank Ltd.	2.500%	5/22/22	16,000	15,906
National Australia Bank Ltd.	3.000%	1/20/23	3,450	3,480
National Australia Bank Ltd.	3.375%	1/14/26	3,600	3,644
National Australia Bank Ltd.	2.500%	7/12/26	12,175	11,475
National Bank of Canada	1.450%	11/7/17	2,200	2,200
National Bank of Canada	2.150%	6/12/20	10,000	9,986
National City Corp.	6.875%	5/15/19	4,215	4,567
Northern Trust Co.	6.500%	8/15/18	425	447
Northern Trust Corp.	3.450%	11/4/20	2,950	3,073
Northern Trust Corp.	2.375%	8/2/22	6,050	6,038
Northern Trust Corp.	3.950%	10/30/25	8,750	9,271
5 Northern Trust Corp.	3.375%	5/8/32	4,950	4,956
People’s United Bank NA	4.000%	7/15/24	3,000	3,016
People’s United Financial Inc.	3.650%	12/6/22	2,895	2,963
PNC Bank NA	1.850%	7/20/18	4,000	4,002
PNC Bank NA	1.800%	11/5/18	8,500	8,511
PNC Bank NA	1.700%	12/7/18	3,700	3,700
PNC Bank NA	2.200%	1/28/19	6,475	6,507
PNC Bank NA	1.950%	3/4/19	2,500	2,503
PNC Bank NA	2.250%	7/2/19	8,550	8,599
PNC Bank NA	1.450%	7/29/19	4,300	4,258
PNC Bank NA	2.400%	10/18/19	6,700	6,757
PNC Bank NA	2.000%	5/19/20	13,000	12,975
PNC Bank NA	2.300%	6/1/20	5,250	5,278
PNC Bank NA	2.600%	7/21/20	2,000	2,025
PNC Bank NA	2.450%	11/5/20	6,550	6,600
PNC Bank NA	2.150%	4/29/21	15,000	14,844
PNC Bank NA	2.550%	12/9/21	16,400	16,470
PNC Bank NA	2.625%	2/17/22	20,000	20,119
PNC Bank NA	2.700%	11/1/22	6,251	6,243

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
PNC Bank NA	2.950%	1/30/23	4,500	4,538
PNC Bank NA	3.300%	10/30/24	4,950	5,060
PNC Bank NA	2.950%	2/23/25	6,750	6,727
PNC Bank NA	3.250%	6/1/25	3,450	3,503
PNC Bank NA	4.200%	11/1/25	4,400	4,719
PNC Financial Services Group Inc.	2.854%	11/9/22	4,975	5,011
PNC Financial Services Group Inc.	3.900%	4/29/24	15,500	16,217
PNC Financial Services Group Inc.	3.150%	5/19/27	28,950	28,755
PNC Funding Corp.	6.700%	6/10/19	6,475	7,044
PNC Funding Corp.	5.125%	2/8/20	5,700	6,129
PNC Funding Corp.	4.375%	8/11/20	7,575	8,066
PNC Funding Corp.	3.300%	3/8/22	3,090	3,203
Regions Bank	7.500%	5/15/18	987	1,033
Regions Bank	6.450%	6/26/37	1,079	1,295
Regions Financial Corp.	3.200%	2/8/21	1,750	1,788
Regions Financial Corp.	7.375%	12/10/37	7,000	8,993
Royal Bank of Canada	2.200%	7/27/18	11,875	11,950
Royal Bank of Canada	1.800%	7/30/18	9,520	9,531
Royal Bank of Canada	2.000%	12/10/18	5,700	5,730
Royal Bank of Canada	1.625%	4/15/19	7,250	7,222
Royal Bank of Canada	1.500%	7/29/19	7,575	7,521
Royal Bank of Canada	2.125%	3/2/20	22,000	22,061
Royal Bank of Canada	2.350%	10/30/20	15,500	15,599
Royal Bank of Canada	2.500%	1/19/21	5,000	5,042
Royal Bank of Canada	2.750%	2/1/22	13,000	13,230
Royal Bank of Canada	4.650%	1/27/26	6,250	6,715
5 Royal Bank of Scotland Group plc	3.498%	5/15/23	10,000	10,052
Royal Bank of Scotland Group plc	3.875%	9/12/23	23,200	23,668
Royal Bank of Scotland Group plc	4.800%	4/5/26	1,400	1,482
Santander Holdings USA Inc.	3.450%	8/27/18	5,325	5,397
Santander Holdings USA Inc.	2.700%	5/24/19	13,440	13,537
Santander Holdings USA Inc.	2.650%	4/17/20	950	948
8 Santander Holdings USA Inc.	3.700%	3/28/22	15,000	15,104
Santander Holdings USA Inc.	4.500%	7/17/25	9,425	9,661
Santander Issuances SAU	5.179%	11/19/25	14,700	15,735
Santander UK Group Holdings plc	2.875%	10/16/20	9,465	9,585
Santander UK Group Holdings plc	3.125%	1/8/21	8,300	8,401
Santander UK Group Holdings plc	2.875%	8/5/21	7,575	7,577
Santander UK Group Holdings plc	3.571%	1/10/23	7,000	7,124
Santander UK plc	3.050%	8/23/18	5,700	5,777
Santander UK plc	2.500%	3/14/19	30,875	31,137
Santander UK plc	2.350%	9/10/19	6,200	6,228
Santander UK plc	2.375%	3/16/20	4,810	4,829
Santander UK plc	4.000%	3/13/24	9,350	9,843
Skandinaviska Enskilda Banken AB	2.300%	3/11/20	5,750	5,774
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	8,500	8,562
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	21,050	20,622
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	5,500	5,565
Societe Generale SA	2.625%	10/1/18	11,750	11,850
State Street Bank & Trust Co.	5.250%	10/15/18	2,579	2,687
State Street Corp.	2.550%	8/18/20	300	305
State Street Corp.	4.375%	3/7/21	1,385	1,480
State Street Corp.	1.950%	5/19/21	4,575	4,513
5 State Street Corp.	2.653%	5/15/23	12,000	12,007

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
State Street Corp.	3.100%	5/15/23	11,125	11,246
State Street Corp.	3.700%	11/20/23	500	529
State Street Corp.	3.300%	12/16/24	2,500	2,572
State Street Corp.	3.550%	8/18/25	11,086	11,514
State Street Corp.	2.650%	5/19/26	4,550	4,399
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	7,025	7,076
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	5,250	5,263
Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	2,900	2,896
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,025	4,054
Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	16,750	16,745
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	5,500	5,523
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	840	845
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	2,500	2,491
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	1,775	1,820
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	555
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	5,350	5,656
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,125	6,489
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	2,650	2,720
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,603
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	9,470	9,610
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	6,850	6,728
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	9,000	8,959
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	10,000	10,092
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	9,500	9,866
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	28,900	27,447
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	2,425	2,371
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	2,000	2,025
SunTrust Bank	2.250%	1/31/20	15,300	15,312
SunTrust Bank	2.750%	5/1/23	2,150	2,142
SunTrust Bank	3.300%	5/15/26	3,000	2,934
SunTrust Banks Inc.	2.350%	11/1/18	6,575	6,615
SunTrust Banks Inc.	2.500%	5/1/19	2,700	2,724
SunTrust Banks Inc.	2.900%	3/3/21	2,725	2,764
SunTrust Banks Inc.	2.700%	1/27/22	10,025	10,052
SVB Financial Group	3.500%	1/29/25	2,100	2,062
Svenska Handelsbanken AB	2.500%	1/25/19	6,250	6,310
Svenska Handelsbanken AB	2.250%	6/17/19	7,300	7,342
Svenska Handelsbanken AB	1.500%	9/6/19	15,000	14,843
Svenska Handelsbanken AB	2.400%	10/1/20	6,350	6,384
Svenska Handelsbanken AB	2.450%	3/30/21	5,750	5,771
Svenska Handelsbanken AB	1.875%	9/7/21	4,775	4,671
Synchrony Bank	3.000%	6/15/22	1,625	1,614
Synchrony Financial	2.600%	1/15/19	5,700	5,729
Synchrony Financial	3.000%	8/15/19	5,050	5,112
Synchrony Financial	2.700%	2/3/20	3,025	3,036
Synchrony Financial	3.750%	8/15/21	3,500	3,585
Synchrony Financial	4.250%	8/15/24	21,550	22,000
Synchrony Financial	4.500%	7/23/25	15,525	15,861
Synchrony Financial	3.700%	8/4/26	7,900	7,622
Toronto-Dominion Bank	1.750%	7/23/18	21,150	21,221
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,111
Toronto-Dominion Bank	2.125%	7/2/19	4,600	4,623
Toronto-Dominion Bank	1.450%	8/13/19	6,000	5,944
Toronto-Dominion Bank	2.250%	11/5/19	13,000	13,107

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Toronto-Dominion Bank	2.500%	12/14/20	14,500	14,668
Toronto-Dominion Bank	2.125%	4/7/21	17,925	17,871
Toronto-Dominion Bank	1.800%	7/13/21	6,000	5,886
5 Toronto-Dominion Bank	3.625%	9/15/31	6,000	5,945
UBS AG	2.375%	8/14/19	15,162	15,277
UBS AG	2.350%	3/26/20	1,925	1,936
UBS AG	4.875%	8/4/20	875	943
US Bancorp	1.950%	11/15/18	3,725	3,741
US Bancorp	2.200%	4/25/19	8,395	8,464
US Bancorp	2.350%	1/29/21	3,675	3,690
US Bancorp	4.125%	5/24/21	2,515	2,691
US Bancorp	2.625%	1/24/22	10,050	10,144
US Bancorp	3.000%	3/15/22	4,225	4,377
US Bancorp	2.950%	7/15/22	11,275	11,440
US Bancorp	3.700%	1/30/24	11,050	11,656
US Bancorp	3.100%	4/27/26	3,950	3,908
US Bancorp	2.375%	7/22/26	10,550	9,951
US Bancorp	3.150%	4/27/27	9,850	9,850
US Bank NA	1.400%	4/26/19	12,000	11,929
US Bank NA	2.125%	10/28/19	10,800	10,863
US Bank NA	2.000%	1/24/20	9,925	9,957
US Bank NA	2.800%	1/27/25	13,100	12,976
Wachovia Bank NA	5.850%	2/1/37	11,025	13,685
Wachovia Corp.	6.605%	10/1/25	825	985
Wachovia Corp.	7.500%	4/15/35	500	675
Wachovia Corp.	5.500%	8/1/35	1,775	2,050
Wachovia Corp.	6.550%	10/15/35	250	308
Wells Fargo & Co.	2.150%	1/15/19	9,250	9,292
Wells Fargo & Co.	2.150%	1/30/20	9,625	9,640
Wells Fargo & Co.	2.600%	7/22/20	32,075	32,528
Wells Fargo & Co.	2.550%	12/7/20	10,375	10,460
Wells Fargo & Co.	3.000%	1/22/21	8,750	8,934
Wells Fargo & Co.	2.500%	3/4/21	23,200	23,251
Wells Fargo & Co.	4.600%	4/1/21	15,140	16,302
Wells Fargo & Co.	2.100%	7/26/21	47,000	46,302
Wells Fargo & Co.	3.500%	3/8/22	21,675	22,521
Wells Fargo & Co.	3.069%	1/24/23	24,850	25,131
Wells Fargo & Co.	3.450%	2/13/23	15,525	15,837
Wells Fargo & Co.	4.125%	8/15/23	18,350	19,371
Wells Fargo & Co.	4.480%	1/16/24	10,000	10,700
Wells Fargo & Co.	3.300%	9/9/24	16,735	16,916
Wells Fargo & Co.	3.000%	2/19/25	5,075	4,997
Wells Fargo & Co.	3.550%	9/29/25	18,300	18,613
Wells Fargo & Co.	3.000%	4/22/26	13,325	12,972
Wells Fargo & Co.	4.100%	6/3/26	26,950	27,802
Wells Fargo & Co.	3.000%	10/23/26	15,175	14,729
Wells Fargo & Co.	4.300%	7/22/27	5,400	5,647
5 Wells Fargo & Co.	3.584%	5/22/28	22,700	22,932
Wells Fargo & Co.	5.375%	2/7/35	3,825	4,510
Wells Fargo & Co.	5.375%	11/2/43	22,804	26,278
Wells Fargo & Co.	5.606%	1/15/44	10,100	11,956
Wells Fargo & Co.	4.650%	11/4/44	24,520	25,800
Wells Fargo & Co.	3.900%	5/1/45	20,555	20,511
Wells Fargo & Co.	4.900%	11/17/45	11,025	12,041

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	4.400%	6/14/46	8,950	9,034
Wells Fargo & Co.	4.750%	12/7/46	20,550	21,898
Wells Fargo Bank NA	1.800%	11/28/18	8,000	7,997
Wells Fargo Bank NA	1.750%	5/24/19	10,950	10,927
Wells Fargo Bank NA	2.150%	12/6/19	30,000	30,109
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,407
Wells Fargo Bank NA	6.600%	1/15/38	9,695	13,231
5 Wells Fargo Capital X	5.950%	12/1/86	3,500	3,938
Westpac Banking Corp.	2.250%	7/30/18	8,325	8,365
Westpac Banking Corp.	1.950%	11/23/18	5,000	5,005
Westpac Banking Corp.	2.250%	1/17/19	14,300	14,367
Westpac Banking Corp.	1.650%	5/13/19	6,000	5,968
Westpac Banking Corp.	1.600%	8/19/19	6,350	6,293
Westpac Banking Corp.	4.875%	11/19/19	9,420	10,029
Westpac Banking Corp.	2.150%	3/6/20	19,475	19,516
Westpac Banking Corp.	2.600%	11/23/20	16,000	16,182
Westpac Banking Corp.	2.100%	5/13/21	25,000	24,745
Westpac Banking Corp.	2.000%	8/19/21	9,050	8,916
Westpac Banking Corp.	2.800%	1/11/22	9,000	9,135
Westpac Banking Corp.	2.500%	6/28/22	28,000	27,833
Westpac Banking Corp.	2.850%	5/13/26	32,475	31,506
Westpac Banking Corp.	2.700%	8/19/26	6,550	6,293
Westpac Banking Corp.	3.350%	3/8/27	12,000	12,029
5 Westpac Banking Corp.	4.322%	11/23/31	21,260	21,740

Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,800	2,903
Affiliated Managers Group Inc.	3.500%	8/1/25	4,600	4,483
Ameriprise Financial Inc.	4.000%	10/15/23	2,950	3,149
Ameriprise Financial Inc.	3.700%	10/15/24	4,500	4,704
Ameriprise Financial Inc.	2.875%	9/15/26	4,825	4,678
Apollo Investment Corp.	5.250%	3/3/25	600	599
BGC Partners Inc.	5.375%	12/9/19	500	527
BGC Partners Inc.	5.125%	5/27/21	1,200	1,265
BlackRock Inc.	4.250%	5/24/21	5,750	6,173
BlackRock Inc.	3.375%	6/1/22	15,544	16,162
BlackRock Inc.	3.500%	3/18/24	7,650	8,037
BlackRock Inc.	3.200%	3/15/27	6,000	6,065
Brookfield Asset Management Inc.	4.000%	1/15/25	4,725	4,796
Brookfield Finance Inc.	4.250%	6/2/26	1,015	1,041
Brookfield Finance LLC	4.000%	4/1/24	5,325	5,448
CBOE Holdings Inc.	3.650%	1/12/27	4,910	4,973
Charles Schwab Corp.	4.450%	7/22/20	775	828
Charles Schwab Corp.	3.225%	9/1/22	4,464	4,568
Charles Schwab Corp.	3.450%	2/13/26	4,225	4,329
Charles Schwab Corp.	3.200%	3/2/27	3,500	3,509
CME Group Inc.	3.000%	9/15/22	5,800	5,924
CME Group Inc.	3.000%	3/15/25	750	756
CME Group Inc.	5.300%	9/15/43	5,985	7,451
E*TRADE Financial Corp.	5.375%	11/15/22	3,100	3,247
E*TRADE Financial Corp.	4.625%	9/15/23	2,525	2,610
Eaton Vance Corp.	3.625%	6/15/23	1,875	1,935
Eaton Vance Corp.	3.500%	4/6/27	2,600	2,615
8 FMR LLC	7.490%	6/15/19	200	217

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,920
Franklin Resources Inc.	2.850%	3/30/25	3,000	2,967
Intercontinental Exchange Inc.	2.500%	10/15/18	625	631
Intercontinental Exchange Inc.	2.750%	12/1/20	4,875	4,966
Intercontinental Exchange Inc.	4.000%	10/15/23	9,975	10,479
Intercontinental Exchange Inc.	3.750%	12/1/25	7,140	7,470
Invesco Finance plc	3.125%	11/30/22	16,300	16,449
Invesco Finance plc	4.000%	1/30/24	4,725	5,002
Invesco Finance plc	3.750%	1/15/26	10	10
Invesco Finance plc	5.375%	11/30/43	6,025	7,114
Janus Capital Group Inc.	4.875%	8/1/25	2,400	2,582
Jefferies Group LLC	8.500%	7/15/19	3,000	3,354
Jefferies Group LLC	6.875%	4/15/21	5,345	6,073
Jefferies Group LLC	5.125%	1/20/23	2,775	3,017
Jefferies Group LLC	4.850%	1/15/27	10,625	11,094
Jefferies Group LLC	6.450%	6/8/27	1,235	1,415
Jefferies Group LLC	6.250%	1/15/36	2,105	2,299
Jefferies Group LLC	6.500%	1/20/43	2,850	3,212
Lazard Group LLC	4.250%	11/14/20	425	446
Lazard Group LLC	3.750%	2/13/25	100	100
Lazard Group LLC	3.625%	3/1/27	5,000	4,934
Legg Mason Inc.	3.950%	7/15/24	400	405
Legg Mason Inc.	4.750%	3/15/26	1,500	1,584
Legg Mason Inc.	5.625%	1/15/44	4,875	5,184
Leucadia National Corp.	5.500%	10/18/23	7,200	7,692
Nasdaq Inc.	5.550%	1/15/20	4,400	4,756
Nasdaq Inc.	4.250%	6/1/24	1,375	1,448
Nasdaq Inc.	3.850%	6/30/26	3,200	3,249
Nomura Holdings Inc.	2.750%	3/19/19	19,425	19,592
Raymond James Financial Inc.	8.600%	8/15/19	1,325	1,494
Raymond James Financial Inc.	3.625%	9/15/26	3,066	3,032
Raymond James Financial Inc.	4.950%	7/15/46	7,325	7,928
Stifel Financial Corp.	3.500%	12/1/20	1,500	1,527
Stifel Financial Corp.	4.250%	7/18/24	5,275	5,326
TD Ameritrade Holding Corp.	2.950%	4/1/22	16,300	16,620
TD Ameritrade Holding Corp.	3.625%	4/1/25	1,600	1,651
TD Ameritrade Holding Corp.	3.300%	4/1/27	5,725	5,701

Finance Companies (0.3%)
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.750%	5/15/19	7,382	7,585
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.250%	7/1/20	9,780	10,232
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.625%	10/30/20	6,137	6,513
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.500%	5/15/21	6,685	7,094
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	5.000%	10/1/21	8,695	9,369
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.950%	2/1/22	8,400	8,757
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.500%	5/26/22	2,000	2,050

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.625%	7/1/22	6,950	7,454
Air Lease Corp.	3.375%	1/15/19	5,700	5,805
Air Lease Corp.	4.750%	3/1/20	4,000	4,241
Air Lease Corp.	3.875%	4/1/21	9,743	10,162
Air Lease Corp.	3.375%	6/1/21	1,625	1,669
Air Lease Corp.	3.750%	2/1/22	5,625	5,865
Air Lease Corp.	2.625%	7/1/22	5,000	4,955
Air Lease Corp.	3.000%	9/15/23	2,650	2,634
Air Lease Corp.	4.250%	9/15/24	600	630
Air Lease Corp.	3.625%	4/1/27	3,325	3,323
Ares Capital Corp.	4.875%	11/30/18	7,000	7,230
FS Investment Corp.	4.000%	7/15/19	2,225	2,248
FS Investment Corp.	4.250%	1/15/20	1,000	1,020
FS Investment Corp.	4.750%	5/15/22	2,200	2,252
GATX Corp.	2.375%	7/30/18	4,500	4,517
GATX Corp.	2.500%	7/30/19	300	302
GATX Corp.	2.600%	3/30/20	2,250	2,273
GATX Corp.	3.250%	3/30/25	2,175	2,131
GATX Corp.	3.250%	9/15/26	2,800	2,707
GATX Corp.	3.850%	3/30/27	4,000	4,025
GATX Corp.	5.200%	3/15/44	325	348
GATX Corp.	4.500%	3/30/45	1,325	1,252
GE Capital International Funding Co.	2.342%	11/15/20	64,564	65,112
GE Capital International Funding Co.	3.373%	11/15/25	19,043	19,692
GE Capital International Funding Co.	4.418%	11/15/35	78,135	84,887
HSBC Finance Corp.	6.676%	1/15/21	28,865	32,504
8 International Lease Finance Corp.	7.125%	9/1/18	13,565	14,345
International Lease Finance Corp.	5.875%	4/1/19	4,487	4,767
International Lease Finance Corp.	6.250%	5/15/19	5,648	6,058
International Lease Finance Corp.	8.250%	12/15/20	9,677	11,395
International Lease Finance Corp.	4.625%	4/15/21	3,310	3,521
International Lease Finance Corp.	8.625%	1/15/22	4,245	5,221
International Lease Finance Corp.	5.875%	8/15/22	8,212	9,280
Prospect Capital Corp.	5.000%	7/15/19	2,150	2,202
Prospect Capital Corp.	5.875%	3/15/23	550	567

Insurance (1.2%)
ACE Capital Trust II	9.700%	4/1/30	1,025	1,550
AEGON Funding Co. LLC	5.750%	12/15/20	4,641	5,065
Aetna Inc.	2.200%	3/15/19	2,375	2,386
Aetna Inc.	4.125%	6/1/21	1,680	1,775
Aetna Inc.	2.750%	11/15/22	13,910	13,932
Aetna Inc.	2.800%	6/15/23	9,050	9,011
Aetna Inc.	3.500%	11/15/24	6,000	6,165
Aetna Inc.	6.625%	6/15/36	4,300	5,787
Aetna Inc.	6.750%	12/15/37	3,000	4,128
Aetna Inc.	4.500%	5/15/42	3,500	3,761
Aetna Inc.	4.125%	11/15/42	2,525	2,566
Aetna Inc.	4.750%	3/15/44	400	448
Aflac Inc.	2.400%	3/16/20	2,900	2,930
Aflac Inc.	3.625%	6/15/23	9,150	9,607
Aflac Inc.	3.250%	3/17/25	3,925	3,981
Aflac Inc.	2.875%	10/15/26	8,725	8,464

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Aflac Inc.	4.000%	10/15/46	1,200	1,181
Alleghany Corp.	4.950%	6/27/22	3,000	3,279
Alleghany Corp.	4.900%	9/15/44	4,575	4,799
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	1,180	1,244
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	5,400	5,488
Allstate Corp.	3.150%	6/15/23	2,500	2,566
Allstate Corp.	3.280%	12/15/26	4,000	4,065
Allstate Corp.	5.350%	6/1/33	2,100	2,441
Allstate Corp.	5.550%	5/9/35	495	599
Allstate Corp.	5.950%	4/1/36	525	667
Allstate Corp.	4.500%	6/15/43	3,450	3,778
Allstate Corp.	4.200%	12/15/46	8,425	8,831
5 Allstate Corp.	5.750%	8/15/53	5,450	5,975
5 Allstate Corp.	6.500%	5/15/67	2,575	3,019
Alterra Finance LLC	6.250%	9/30/20	745	829
American Financial Group Inc.	9.875%	6/15/19	1,410	1,611
American Financial Group Inc.	3.500%	8/15/26	2,700	2,677
American Financial Group Inc.	4.500%	6/15/47	2,400	2,439
American International Group Inc.	2.300%	7/16/19	7,425	7,467
American International Group Inc.	3.375%	8/15/20	2,650	2,741
American International Group Inc.	6.400%	12/15/20	15,825	17,916
American International Group Inc.	3.300%	3/1/21	2,375	2,443
American International Group Inc.	4.875%	6/1/22	13,425	14,719
American International Group Inc.	4.125%	2/15/24	3,605	3,804
American International Group Inc.	3.750%	7/10/25	2,960	3,026
American International Group Inc.	3.900%	4/1/26	14,000	14,367
American International Group Inc.	3.875%	1/15/35	8,925	8,684
American International Group Inc.	4.700%	7/10/35	4,110	4,393
American International Group Inc.	6.250%	5/1/36	15,905	19,921
American International Group Inc.	4.500%	7/16/44	5,475	5,601
American International Group Inc.	4.800%	7/10/45	25	27
American International Group Inc.	4.375%	1/15/55	8,035	7,684
5 American International Group Inc.	8.175%	5/15/68	1,900	2,560
Anthem Inc.	7.000%	2/15/19	5	5
Anthem Inc.	2.250%	8/15/19	8,951	8,989
Anthem Inc.	4.350%	8/15/20	6,250	6,636
Anthem Inc.	3.700%	8/15/21	5,630	5,877
Anthem Inc.	3.125%	5/15/22	6,655	6,805
Anthem Inc.	3.300%	1/15/23	11,621	11,911
Anthem Inc.	3.500%	8/15/24	11,182	11,494
Anthem Inc.	5.950%	12/15/34	5,295	6,409
Anthem Inc.	5.850%	1/15/36	2,175	2,627
Anthem Inc.	6.375%	6/15/37	3,540	4,549
Anthem Inc.	4.625%	5/15/42	7,900	8,450
Anthem Inc.	4.650%	1/15/43	5,700	6,153
Anthem Inc.	5.100%	1/15/44	3,705	4,273
Anthem Inc.	4.650%	8/15/44	1,437	1,564
Anthem Inc.	4.850%	8/15/54	2,525	2,734
Aon Corp.	5.000%	9/30/20	4,170	4,489
Aon Corp.	6.250%	9/30/40	2,125	2,628
Aon plc	2.800%	3/15/21	8,355	8,335
Aon plc	4.000%	11/27/23	2,675	2,809
Aon plc	3.500%	6/14/24	5,450	5,510
Aon plc	3.875%	12/15/25	4,850	5,018

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Aon plc	4.600%	6/14/44	3,175	3,320
Aon plc	4.750%	5/15/45	4,375	4,728
Arch Capital Finance LLC	4.011%	12/15/26	6,025	6,226
Arch Capital Finance LLC	5.031%	12/15/46	4,475	4,992
Arch Capital Group Ltd.	7.350%	5/1/34	1,100	1,495
Arch Capital Group US Inc.	5.144%	11/1/43	5,400	6,084
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	9,575	10,047
Assurant Inc.	4.000%	3/15/23	6,975	7,187
Assurant Inc.	6.750%	2/15/34	4,325	5,276
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	1,675	1,790
AXA SA	8.600%	12/15/30	6,970	9,828
AXIS Specialty Finance LLC	5.875%	6/1/20	11,950	13,045
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	9,750	9,803
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	3,340	3,344
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	6,000	5,945
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	12,650	13,066
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	10,145	10,919
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,925	4,047
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	380	488
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,525	2,753
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	5,900	6,370
Berkshire Hathaway Inc.	1.150%	8/15/18	9,000	8,966
Berkshire Hathaway Inc.	2.100%	8/14/19	12,075	12,178
Berkshire Hathaway Inc.	3.750%	8/15/21	2,260	2,405
Berkshire Hathaway Inc.	3.400%	1/31/22	2,000	2,103
Berkshire Hathaway Inc.	3.000%	2/11/23	4,000	4,094
Berkshire Hathaway Inc.	2.750%	3/15/23	19,965	20,230
Berkshire Hathaway Inc.	3.125%	3/15/26	25,700	25,963
Berkshire Hathaway Inc.	4.500%	2/11/43	6,065	6,690
8 Brighthouse Financial Inc.	3.700%	6/22/27	10,500	10,388
8 Brighthouse Financial Inc.	4.700%	6/22/47	7,500	7,403
Brown & Brown Inc.	4.200%	9/15/24	3,555	3,707
Chubb Corp.	6.000%	5/11/37	1,450	1,894
Chubb Corp.	6.500%	5/15/38	500	689
Chubb INA Holdings Inc.	5.900%	6/15/19	785	844
Chubb INA Holdings Inc.	2.300%	11/3/20	3,300	3,320
Chubb INA Holdings Inc.	2.875%	11/3/22	12,375	12,593
Chubb INA Holdings Inc.	2.700%	3/13/23	2,100	2,106
Chubb INA Holdings Inc.	3.350%	5/15/24	7,900	8,179
Chubb INA Holdings Inc.	3.150%	3/15/25	5,750	5,844
Chubb INA Holdings Inc.	3.350%	5/3/26	10,425	10,722
Chubb INA Holdings Inc.	6.700%	5/15/36	675	938
Chubb INA Holdings Inc.	4.150%	3/13/43	5,675	6,035
Chubb INA Holdings Inc.	4.350%	11/3/45	7,161	7,870
Cigna Corp.	5.125%	6/15/20	500	542
Cigna Corp.	4.375%	12/15/20	200	213
Cigna Corp.	4.500%	3/15/21	1,090	1,164
Cigna Corp.	4.000%	2/15/22	9,585	10,118
Cigna Corp.	3.250%	4/15/25	13,075	13,110
Cigna Corp.	7.875%	5/15/27	450	604
Cigna Corp.	6.150%	11/15/36	7,104	9,012
Cigna Corp.	5.875%	3/15/41	1,890	2,348
Cigna Corp.	5.375%	2/15/42	1,300	1,564
Cincinnati Financial Corp.	6.920%	5/15/28	4,200	5,426

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CNA Financial Corp.	7.350%	11/15/19	2,755	3,079
CNA Financial Corp.	5.875%	8/15/20	355	391
CNA Financial Corp.	5.750%	8/15/21	2,765	3,083
CNA Financial Corp.	3.950%	5/15/24	3,375	3,504
CNA Financial Corp.	4.500%	3/1/26	2,650	2,840
Coventry Health Care Inc.	5.450%	6/15/21	3,810	4,196
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,154	1,398
Enstar Group Ltd.	4.500%	3/10/22	1,750	1,805
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	3,500	3,604
First American Financial Corp.	4.600%	11/15/24	4,675	4,712
Hanover Insurance Group Inc.	4.500%	4/15/26	3,020	3,133
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	978
Hartford Financial Services Group Inc.	5.500%	3/30/20	4,100	4,449
Hartford Financial Services Group Inc.	5.125%	4/15/22	8,350	9,240
Hartford Financial Services Group Inc.	5.950%	10/15/36	300	365
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,150	2,720
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,310
Humana Inc.	6.300%	8/1/18	150	157
Humana Inc.	2.625%	10/1/19	1,525	1,538
Humana Inc.	3.150%	12/1/22	3,825	3,894
Humana Inc.	3.850%	10/1/24	7,000	7,287
Humana Inc.	3.950%	3/15/27	7,300	7,562
Humana Inc.	4.625%	12/1/42	2,175	2,325
Humana Inc.	4.950%	10/1/44	2,025	2,266
Humana Inc.	4.800%	3/15/47	3,275	3,635
Lincoln National Corp.	8.750%	7/1/19	162	182
Lincoln National Corp.	6.250%	2/15/20	4,795	5,268
Lincoln National Corp.	4.850%	6/24/21	12	13
Lincoln National Corp.	4.200%	3/15/22	4,825	5,142
Lincoln National Corp.	4.000%	9/1/23	2,000	2,111
Lincoln National Corp.	3.625%	12/12/26	10,000	10,084
Lincoln National Corp.	6.150%	4/7/36	2,526	3,071
Lincoln National Corp.	6.300%	10/9/37	2,550	3,143
Loews Corp.	2.625%	5/15/23	9,675	9,590
Loews Corp.	6.000%	2/1/35	425	520
Loews Corp.	4.125%	5/15/43	5,865	5,794
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,236
Manulife Financial Corp.	4.150%	3/4/26	10,075	10,676
5 Manulife Financial Corp.	4.061%	2/24/32	8,640	8,764
Manulife Financial Corp.	5.375%	3/4/46	6,275	7,554
Markel Corp.	4.900%	7/1/22	4,665	5,068
Markel Corp.	5.000%	4/5/46	3,500	3,791
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,200	1,209
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,575	5,614
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,462
Marsh & McLennan Cos. Inc.	2.750%	1/30/22	800	809
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	7,042	7,226
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	17,600	18,167
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	7,425	7,636
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	4,850	5,069
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,675	4,500
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	175	187
8 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	136	221
8 Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	10	10

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Mercury General Corp.	4.400%	3/15/27	2,000	2,020
MetLife Inc.	6.817%	8/15/18	895	945
MetLife Inc.	7.717%	2/15/19	1,170	1,277
MetLife Inc.	4.750%	2/8/21	6,645	7,205
MetLife Inc.	3.048%	12/15/22	5,475	5,600
MetLife Inc.	4.368%	9/15/23	275	300
MetLife Inc.	3.600%	4/10/24	18,300	19,230
MetLife Inc.	3.000%	3/1/25	5,475	5,486
MetLife Inc.	3.600%	11/13/25	7,975	8,272
MetLife Inc.	6.500%	12/15/32	225	290
MetLife Inc.	6.375%	6/15/34	2,195	2,866
MetLife Inc.	5.700%	6/15/35	8,410	10,310
MetLife Inc.	5.875%	2/6/41	6,720	8,533
MetLife Inc.	4.125%	8/13/42	6,475	6,589
MetLife Inc.	4.875%	11/13/43	7,919	8,940
MetLife Inc.	4.721%	12/15/44	5,350	5,979
MetLife Inc.	4.050%	3/1/45	9,325	9,398
MetLife Inc.	4.600%	5/13/46	6,991	7,695
5 MetLife Inc.	6.400%	12/15/66	9,930	11,482
5 MetLife Inc.	10.750%	8/1/69	500	830
8 Metropolitan Life Global Funding I	2.000%	4/14/20	100	100
Montpelier Re Holdings Ltd.	4.700%	10/15/22	3,850	4,161
Munich Re America Corp.	7.450%	12/15/26	1,200	1,539
5 Nationwide Financial Services Inc.	6.750%	5/15/87	300	330
Old Republic International Corp.	4.875%	10/1/24	8,050	8,566
Old Republic International Corp.	3.875%	8/26/26	6,885	6,877
PartnerRe Finance B LLC	5.500%	6/1/20	7,958	8,632
Principal Financial Group Inc.	3.400%	5/15/25	4,000	4,077
Principal Financial Group Inc.	3.100%	11/15/26	10,500	10,390
Principal Financial Group Inc.	4.350%	5/15/43	375	389
Principal Financial Group Inc.	4.300%	11/15/46	3,600	3,727
5 Principal Financial Group Inc.	4.700%	5/15/55	2,700	2,769
Progressive Corp.	3.750%	8/23/21	10,655	11,244
Progressive Corp.	2.450%	1/15/27	9,100	8,681
Progressive Corp.	6.625%	3/1/29	2,625	3,395
Progressive Corp.	4.350%	4/25/44	1,844	1,996
Progressive Corp.	4.125%	4/15/47	17,200	17,932
Protective Life Corp.	7.375%	10/15/19	900	998
Prudential Financial Inc.	2.300%	8/15/18	3,200	3,219
Prudential Financial Inc.	7.375%	6/15/19	795	876
Prudential Financial Inc.	2.350%	8/15/19	2,200	2,216
Prudential Financial Inc.	5.375%	6/21/20	3,695	4,030
Prudential Financial Inc.	4.500%	11/15/20	5,000	5,360
Prudential Financial Inc.	4.500%	11/16/21	675	731
Prudential Financial Inc.	3.500%	5/15/24	1,175	1,226
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,533
Prudential Financial Inc.	5.400%	6/13/35	2,875	3,378
Prudential Financial Inc.	5.900%	3/17/36	3,600	4,482
Prudential Financial Inc.	5.700%	12/14/36	7,720	9,455
Prudential Financial Inc.	6.625%	12/1/37	5,050	6,748
Prudential Financial Inc.	6.625%	6/21/40	10,825	14,644
Prudential Financial Inc.	6.200%	11/15/40	300	385
Prudential Financial Inc.	5.625%	5/12/41	1,170	1,409
5 Prudential Financial Inc.	5.875%	9/15/42	11,936	13,248

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Prudential Financial Inc.	5.625%	6/15/43	8,775	9,642
Prudential Financial Inc.	5.100%	8/15/43	3,975	4,551
5 Prudential Financial Inc.	5.200%	3/15/44	2,350	2,491
Prudential Financial Inc.	4.600%	5/15/44	15,425	16,906
5 Prudential Financial Inc.	5.375%	5/15/45	1,850	1,987
5 Prudential Financial Inc.	8.875%	6/15/68	2,400	2,544
Reinsurance Group of America Inc.	5.000%	6/1/21	4,691	5,094
Reinsurance Group of America Inc.	4.700%	9/15/23	1,400	1,517
Reinsurance Group of America Inc.	3.950%	9/15/26	500	508
8 Reliance Standard Life Global Funding II	2.500%	1/15/20	500	501
RenaissanceRe Finance Inc.	3.450%	7/1/27	1,600	1,580
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,175	2,696
Torchmark Corp.	9.250%	6/15/19	895	1,011
Transatlantic Holdings Inc.	8.000%	11/30/39	4,125	5,580
Travelers Cos. Inc.	5.900%	6/2/19	225	242
Travelers Cos. Inc.	3.900%	11/1/20	1,870	1,972
Travelers Cos. Inc.	6.750%	6/20/36	1,525	2,113
Travelers Cos. Inc.	6.250%	6/15/37	4,885	6,529
Travelers Cos. Inc.	5.350%	11/1/40	4,145	5,080
Travelers Cos. Inc.	4.600%	8/1/43	2,920	3,282
Travelers Cos. Inc.	4.300%	8/25/45	500	538
Travelers Cos. Inc.	3.750%	5/15/46	4,625	4,559
Travelers Cos. Inc.	4.000%	5/30/47	12,200	12,540
UnitedHealth Group Inc.	1.900%	7/16/18	7,250	7,275
UnitedHealth Group Inc.	1.625%	3/15/19	7,000	6,972
UnitedHealth Group Inc.	2.300%	12/15/19	2,450	2,467
UnitedHealth Group Inc.	2.700%	7/15/20	8,225	8,396
UnitedHealth Group Inc.	3.875%	10/15/20	2,025	2,130
UnitedHealth Group Inc.	4.700%	2/15/21	2,235	2,412
UnitedHealth Group Inc.	2.125%	3/15/21	2,500	2,489
UnitedHealth Group Inc.	3.375%	11/15/21	270	281
UnitedHealth Group Inc.	2.875%	12/15/21	4,100	4,191
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,372
UnitedHealth Group Inc.	3.350%	7/15/22	10,475	10,919
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,623
UnitedHealth Group Inc.	2.875%	3/15/23	1,500	1,519
UnitedHealth Group Inc.	3.750%	7/15/25	24,738	26,016
UnitedHealth Group Inc.	3.100%	3/15/26	7,275	7,313
UnitedHealth Group Inc.	3.450%	1/15/27	6,000	6,167
UnitedHealth Group Inc.	3.375%	4/15/27	15,825	16,148
UnitedHealth Group Inc.	4.625%	7/15/35	3,100	3,491
UnitedHealth Group Inc.	5.800%	3/15/36	3,300	4,171
UnitedHealth Group Inc.	6.500%	6/15/37	725	982
UnitedHealth Group Inc.	6.625%	11/15/37	5,100	7,020
UnitedHealth Group Inc.	6.875%	2/15/38	13,845	19,586
UnitedHealth Group Inc.	5.950%	2/15/41	1,575	2,046
UnitedHealth Group Inc.	4.625%	11/15/41	4,205	4,638
UnitedHealth Group Inc.	4.375%	3/15/42	1,775	1,898
UnitedHealth Group Inc.	3.950%	10/15/42	4,400	4,469
UnitedHealth Group Inc.	4.250%	3/15/43	5,775	6,108
UnitedHealth Group Inc.	4.750%	7/15/45	12,898	14,799
UnitedHealth Group Inc.	4.200%	1/15/47	10,150	10,732
UnitedHealth Group Inc.	4.250%	4/15/47	15,575	16,636
Unum Group	5.625%	9/15/20	625	683

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Unum Group	4.000%	3/15/24	3,300	3,403
Unum Group	5.750%	8/15/42	1,623	1,931
Voya Financial Inc.	3.125%	7/15/24	1,000	985
Voya Financial Inc.	3.650%	6/15/26	2,350	2,350
Voya Financial Inc.	5.700%	7/15/43	4,550	5,303
Voya Financial Inc.	4.800%	6/15/46	3,150	3,259
Willis North America Inc.	3.600%	5/15/24	1,500	1,515
Willis Towers Watson plc	5.750%	3/15/21	1,385	1,528
WR Berkley Corp.	5.375%	9/15/20	375	406
WR Berkley Corp.	4.625%	3/15/22	6,400	6,829
WR Berkley Corp.	4.750%	8/1/44	2,855	2,938
XLIT Ltd.	5.750%	10/1/21	1,955	2,190
XLIT Ltd.	6.375%	11/15/24	375	430
XLIT Ltd.	4.450%	3/31/25	2,200	2,273
XLIT Ltd.	6.250%	5/15/27	2,242	2,629
XLIT Ltd.	5.250%	12/15/43	3,150	3,475
XLIT Ltd.	5.500%	3/31/45	3,650	3,907

Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	158

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	1,900	1,913
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,825	1,943
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	220	226
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,550	2,669
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	2,300	2,340
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	4,030	4,103
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,325	2,449
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	2,470	2,533
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	2,200	2,300
AvalonBay Communities Inc.	3.625%	10/1/20	4,000	4,141
AvalonBay Communities Inc.	2.950%	9/15/22	75	76
AvalonBay Communities Inc.	2.850%	3/15/23	1,720	1,707
AvalonBay Communities Inc.	4.200%	12/15/23	1,680	1,794
AvalonBay Communities Inc.	3.500%	11/15/24	850	869
AvalonBay Communities Inc.	3.450%	6/1/25	8,445	8,562
AvalonBay Communities Inc.	2.950%	5/11/26	4,000	3,890
AvalonBay Communities Inc.	2.900%	10/15/26	4,650	4,499
AvalonBay Communities Inc.	3.350%	5/15/27	5,000	5,012
Boston Properties LP	3.700%	11/15/18	1,635	1,669
Boston Properties LP	5.625%	11/15/20	6,450	7,081
Boston Properties LP	4.125%	5/15/21	1,410	1,486
Boston Properties LP	3.850%	2/1/23	8,325	8,730
Boston Properties LP	3.800%	2/1/24	3,600	3,723
Boston Properties LP	3.650%	2/1/26	6,800	6,895
Boston Properties LP	2.750%	10/1/26	4,300	4,054
Brixmor Operating Partnership LP	3.875%	8/15/22	3,950	4,038
Brixmor Operating Partnership LP	3.250%	9/15/23	1,475	1,443
Brixmor Operating Partnership LP	3.650%	6/15/24	2,000	1,969
Brixmor Operating Partnership LP	3.850%	2/1/25	12,200	12,011
Brixmor Operating Partnership LP	4.125%	6/15/26	2,400	2,392

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Brixmor Operating Partnership LP	3.900%	3/15/27	3,725	3,634
Camden Property Trust	4.625%	6/15/21	1,025	1,089
Camden Property Trust	2.950%	12/15/22	5,575	5,539
Care Capital Properties LP	5.125%	8/15/26	500	506
CBL & Associates LP	5.250%	12/1/23	2,950	2,878
CBL & Associates LP	4.600%	10/15/24	4,800	4,437
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	4,000	4,061
Columbia Property Trust Operating
Partnership LP	3.650%	8/15/26	5,410	5,242
Corporate Office Properties LP	3.700%	6/15/21	6,375	6,519
Corporate Office Properties LP	3.600%	5/15/23	950	943
Corporate Office Properties LP	5.250%	2/15/24	675	721
CubeSmart LP	4.375%	12/15/23	6,550	6,917
CubeSmart LP	4.000%	11/15/25	1,375	1,388
CubeSmart LP	3.125%	9/1/26	5,300	5,049
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,525	1,604
DDR Corp.	7.875%	9/1/20	3,300	3,771
DDR Corp.	4.625%	7/15/22	4,775	4,994
DDR Corp.	3.375%	5/15/23	4,100	3,972
DDR Corp.	4.250%	2/1/26	1,700	1,648
DDR Corp.	4.700%	6/1/27	28,250	28,270
Digital Realty Trust LP	3.400%	10/1/20	3,800	3,901
Digital Realty Trust LP	5.250%	3/15/21	3,265	3,531
Digital Realty Trust LP	3.950%	7/1/22	7,625	7,977
Digital Realty Trust LP	3.625%	10/1/22	3,675	3,752
Digital Realty Trust LP	4.750%	10/1/25	4,425	4,752
Duke Realty LP	3.875%	2/15/21	10,000	10,402
Duke Realty LP	3.625%	4/15/23	740	757
Duke Realty LP	3.750%	12/1/24	1,500	1,540
EPR Properties	5.750%	8/15/22	475	525
EPR Properties	5.250%	7/15/23	3,375	3,597
EPR Properties	4.500%	4/1/25	7,023	7,086
EPR Properties	4.750%	12/15/26	1,025	1,052
6 EPR Properties	4.500%	6/1/27	245	246
Equity CommonWealth	6.650%	1/15/18	975	976
ERP Operating LP	2.375%	7/1/19	2,600	2,612
ERP Operating LP	4.750%	7/15/20	5,510	5,870
ERP Operating LP	4.625%	12/15/21	1,459	1,575
ERP Operating LP	3.000%	4/15/23	1,675	1,673
ERP Operating LP	3.375%	6/1/25	300	301
ERP Operating LP	2.850%	11/1/26	11,775	11,325
ERP Operating LP	4.500%	7/1/44	4,400	4,691
ERP Operating LP	4.500%	6/1/45	3,425	3,644
Essex Portfolio LP	5.200%	3/15/21	1,750	1,893
Essex Portfolio LP	3.250%	5/1/23	1,425	1,430
Essex Portfolio LP	3.875%	5/1/24	500	516
Essex Portfolio LP	3.500%	4/1/25	8,800	8,794
Essex Portfolio LP	3.375%	4/15/26	3,200	3,141
Federal Realty Investment Trust	2.750%	6/1/23	950	922
Federal Realty Investment Trust	3.250%	7/15/27	3,725	3,653
Federal Realty Investment Trust	4.500%	12/1/44	5,300	5,529
HCP Inc.	2.625%	2/1/20	5,350	5,386
HCP Inc.	5.375%	2/1/21	1,726	1,883

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
HCP Inc.	3.150%	8/1/22	3,375	3,391
HCP Inc.	4.000%	12/1/22	5,020	5,243
HCP Inc.	4.250%	11/15/23	8,350	8,753
HCP Inc.	4.200%	3/1/24	7,850	8,150
HCP Inc.	3.875%	8/15/24	4,200	4,274
HCP Inc.	3.400%	2/1/25	4,850	4,761
HCP Inc.	4.000%	6/1/25	425	434
HCP Inc.	6.750%	2/1/41	1,396	1,798
Healthcare Realty Trust Inc.	5.750%	1/15/21	4,666	5,110
Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,575	4,673
Healthcare Trust of America Holdings LP	2.950%	7/1/22	6,200	6,186
Healthcare Trust of America Holdings LP	3.700%	4/15/23	3,125	3,187
Healthcare Trust of America Holdings LP	3.500%	8/1/26	2,300	2,241
Healthcare Trust of America Holdings LP	3.750%	7/1/27	1,000	994
Highwoods Realty LP	3.200%	6/15/21	9,209	9,291
Highwoods Realty LP	3.875%	3/1/27	3,850	3,842
Hospitality Properties Trust	4.500%	6/15/23	3,211	3,358
Hospitality Properties Trust	4.650%	3/15/24	3,725	3,861
Hospitality Properties Trust	4.500%	3/15/25	1,475	1,513
Hospitality Properties Trust	5.250%	2/15/26	1,960	2,068
Hospitality Properties Trust	4.950%	2/15/27	4,000	4,164
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,344
Host Hotels & Resorts LP	5.250%	3/15/22	5,919	6,428
Host Hotels & Resorts LP	3.750%	10/15/23	2,125	2,157
Host Hotels & Resorts LP	3.875%	4/1/24	2,800	2,847
Host Hotels & Resorts LP	4.000%	6/15/25	1,100	1,118
Kilroy Realty LP	4.800%	7/15/18	1,625	1,661
Kilroy Realty LP	3.800%	1/15/23	4,850	4,999
Kilroy Realty LP	4.375%	10/1/25	575	602
Kilroy Realty LP	4.250%	8/15/29	2,975	3,026
Kimco Realty Corp.	6.875%	10/1/19	1,750	1,924
Kimco Realty Corp.	3.125%	6/1/23	875	866
Kimco Realty Corp.	2.800%	10/1/26	1,693	1,568
Kimco Realty Corp.	3.800%	4/1/27	3,000	3,002
Kimco Realty Corp.	4.125%	12/1/46	400	374
Kite Realty Group LP	4.000%	10/1/26	7,900	7,478
Liberty Property LP	4.750%	10/1/20	1,535	1,624
Liberty Property LP	3.375%	6/15/23	1,775	1,781
Liberty Property LP	4.400%	2/15/24	3,979	4,205
Liberty Property LP	3.750%	4/1/25	8,000	8,123
LifeStorage LP	3.500%	7/1/26	10,500	10,053
Mack-Cali Realty LP	4.500%	4/18/22	3,250	3,319
Mack-Cali Realty LP	3.150%	5/15/23	2,850	2,692
Mid-America Apartments LP	4.300%	10/15/23	2,400	2,539
Mid-America Apartments LP	3.750%	6/15/24	2,725	2,794
Mid-America Apartments LP	4.000%	11/15/25	75	78
6 Mid-America Apartments LP	3.600%	6/1/27	7,770	7,737
National Retail Properties Inc.	5.500%	7/15/21	5,050	5,542
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,664
National Retail Properties Inc.	3.300%	4/15/23	900	908
National Retail Properties Inc.	3.900%	6/15/24	2,750	2,816
National Retail Properties Inc.	4.000%	11/15/25	2,875	2,934
National Retail Properties Inc.	3.600%	12/15/26	2,375	2,343
Omega Healthcare Investors Inc.	4.375%	8/1/23	19,200	19,752

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,550	1,624
Omega Healthcare Investors Inc.	4.500%	1/15/25	3,250	3,299
Omega Healthcare Investors Inc.	5.250%	1/15/26	4,000	4,260
Omega Healthcare Investors Inc.	4.500%	4/1/27	11,500	11,529
Omega Healthcare Investors Inc.	4.750%	1/15/28	4,680	4,703
Physicians Realty LP	4.300%	3/15/27	6,500	6,608
Piedmont Operating Partnership LP	3.400%	6/1/23	6,150	6,002
Piedmont Operating Partnership LP	4.450%	3/15/24	1,750	1,795
Prologis LP	4.250%	8/15/23	1,800	1,943
Prologis LP	3.750%	11/1/25	1,300	1,354
Realty Income Corp.	6.750%	8/15/19	5,565	6,078
Realty Income Corp.	3.250%	10/15/22	825	837
Realty Income Corp.	4.650%	8/1/23	1,825	1,966
Realty Income Corp.	3.875%	7/15/24	1,950	2,004
Realty Income Corp.	4.125%	10/15/26	8,420	8,692
Realty Income Corp.	3.000%	1/15/27	5,750	5,434
Realty Income Corp.	4.650%	3/15/47	7,500	7,806
Regency Centers LP	4.800%	4/15/21	2,000	2,125
Regency Centers LP	3.750%	11/15/22	2,000	2,069
Regency Centers LP	3.600%	2/1/27	1,600	1,595
Regency Centers LP	4.400%	2/1/47	4,400	4,398
Select Income REIT	4.150%	2/1/22	2,250	2,267
Select Income REIT	4.500%	2/1/25	5,766	5,762
Senior Housing Properties Trust	3.250%	5/1/19	4,325	4,366
Simon Property Group LP	2.200%	2/1/19	12,850	12,928
Simon Property Group LP	2.500%	9/1/20	4,800	4,808
Simon Property Group LP	4.375%	3/1/21	1,645	1,750
Simon Property Group LP	2.500%	7/15/21	2,000	2,000
Simon Property Group LP	4.125%	12/1/21	17,150	18,240
Simon Property Group LP	2.350%	1/30/22	525	520
Simon Property Group LP	3.375%	3/15/22	1,675	1,725
Simon Property Group LP	2.625%	6/15/22	10,000	10,035
Simon Property Group LP	2.750%	2/1/23	3,625	3,605
Simon Property Group LP	3.750%	2/1/24	5,000	5,201
Simon Property Group LP	3.500%	9/1/25	2,800	2,836
Simon Property Group LP	3.300%	1/15/26	5,070	5,070
Simon Property Group LP	3.250%	11/30/26	2,150	2,143
Simon Property Group LP	3.375%	6/15/27	9,500	9,464
Simon Property Group LP	6.750%	2/1/40	4,550	6,076
Simon Property Group LP	4.750%	3/15/42	2,010	2,136
Simon Property Group LP	4.250%	10/1/44	200	200
Simon Property Group LP	4.250%	11/30/46	10,275	10,219
Tanger Properties LP	3.750%	12/1/24	1,000	999
Tanger Properties LP	3.125%	9/1/26	4,650	4,330
Tanger Properties LP	3.875%	7/15/27	7,500	7,417
UDR Inc.	3.700%	10/1/20	1,000	1,029
UDR Inc.	4.625%	1/10/22	8,350	8,901
UDR Inc.	2.950%	9/1/26	4,400	4,175
UDR Inc.	3.500%	7/1/27	4,000	3,943
Ventas Realty LP	3.100%	1/15/23	5,500	5,533
Ventas Realty LP	3.125%	6/15/23	5,000	4,972
Ventas Realty LP	3.750%	5/1/24	2,325	2,366
Ventas Realty LP	4.125%	1/15/26	1,825	1,877
Ventas Realty LP	3.250%	10/15/26	9,075	8,749

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ventas Realty LP	3.850%	4/1/27	2,075	2,087
Ventas Realty LP	4.375%	2/1/45	3,100	3,052
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,025	4,137
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,444
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,044
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,300	1,371
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	5,441
VEREIT Operating Partnership LP	4.600%	2/6/24	2,550	2,652
VEREIT Operating Partnership LP	4.875%	6/1/26	2,200	2,321
Vornado Realty LP	2.500%	6/30/19	2,400	2,419
Vornado Realty LP	5.000%	1/15/22	5,500	5,965
Washington Prime Group LP	3.850%	4/1/20	1,775	1,789
Washington REIT	4.950%	10/1/20	800	842
Washington REIT	3.950%	10/15/22	1,050	1,064
Weingarten Realty Investors	3.375%	10/15/22	2,300	2,328
Weingarten Realty Investors	3.500%	4/15/23	2,200	2,210
Weingarten Realty Investors	4.450%	1/15/24	600	629
Weingarten Realty Investors	3.850%	6/1/25	900	902
Welltower Inc.	4.125%	4/1/19	4,195	4,328
Welltower Inc.	4.950%	1/15/21	5,340	5,729
Welltower Inc.	5.250%	1/15/22	3,440	3,770
Welltower Inc.	3.750%	3/15/23	5,100	5,277
Welltower Inc.	4.000%	6/1/25	12,000	12,411
Welltower Inc.	4.250%	4/1/26	7,000	7,327
Welltower Inc.	6.500%	3/15/41	950	1,192
Welltower Inc.	5.125%	3/15/43	950	1,026
WP Carey Inc.	4.600%	4/1/24	3,980	4,115
WP Carey Inc.	4.000%	2/1/25	1,250	1,252
WP Carey Inc.	4.250%	10/1/26	2,350	2,375
				11,246,835
Industrial (17.1%)
Basic Industry (0.9%)
Agrium Inc.	3.150%	10/1/22	14,160	14,463
Agrium Inc.	3.500%	6/1/23	6,664	6,843
Agrium Inc.	3.375%	3/15/25	5,250	5,241
Agrium Inc.	4.125%	3/15/35	3,825	3,774
Agrium Inc.	7.125%	5/23/36	200	262
Agrium Inc.	6.125%	1/15/41	1,375	1,683
Agrium Inc.	4.900%	6/1/43	6,410	6,942
Agrium Inc.	5.250%	1/15/45	6,300	7,159
Air Products & Chemicals Inc.	3.000%	11/3/21	9,860	10,168
Air Products & Chemicals Inc.	3.350%	7/31/24	3,875	4,008
Airgas Inc.	3.050%	8/1/20	700	710
Airgas Inc.	3.650%	7/15/24	3,750	3,877
Albemarle Corp.	4.150%	12/1/24	3,200	3,360
Albemarle Corp.	5.450%	12/1/44	2,850	3,317
Barrick Gold Corp.	4.100%	5/1/23	9,862	10,645
Barrick Gold Corp.	5.250%	4/1/42	7,150	8,093
Barrick North America Finance LLC	4.400%	5/30/21	5,346	5,769
Barrick North America Finance LLC	5.700%	5/30/41	6,875	8,163
Barrick North America Finance LLC	5.750%	5/1/43	5,450	6,634
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	11,244	13,619
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	12,815	13,047
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	2,775	2,950

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	100	123
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,900	3,999
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	16,040	18,511
Braskem Finance Ltd.	6.450%	2/3/24	2,500	2,678
Cabot Corp.	3.700%	7/15/22	400	412
Celanese US Holdings LLC	5.875%	6/15/21	4,000	4,465
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	625	684
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,800	1,908
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	8,650	8,988
Cytec Industries Inc.	3.500%	4/1/23	225	227
Domtar Corp.	6.750%	2/15/44	3,325	3,611
Dow Chemical Co.	8.550%	5/15/19	15,689	17,589
Dow Chemical Co.	4.250%	11/15/20	7,965	8,458
Dow Chemical Co.	4.125%	11/15/21	15,415	16,365
Dow Chemical Co.	3.000%	11/15/22	7,100	7,234
Dow Chemical Co.	3.500%	10/1/24	1,700	1,748
Dow Chemical Co.	7.375%	11/1/29	2,000	2,686
Dow Chemical Co.	4.250%	10/1/34	4,600	4,752
Dow Chemical Co.	9.400%	5/15/39	9,765	16,392
Dow Chemical Co.	5.250%	11/15/41	3,515	4,038
Dow Chemical Co.	4.375%	11/15/42	10,500	10,864
Dow Chemical Co.	4.625%	10/1/44	1,600	1,706
Eastman Chemical Co.	5.500%	11/15/19	4,321	4,639
Eastman Chemical Co.	2.700%	1/15/20	7,100	7,193
Eastman Chemical Co.	4.500%	1/15/21	430	457
Eastman Chemical Co.	3.600%	8/15/22	2,458	2,550
Eastman Chemical Co.	4.800%	9/1/42	3,250	3,476
Eastman Chemical Co.	4.650%	10/15/44	5,400	5,726
Ecolab Inc.	2.000%	1/14/19	1,700	1,706
Ecolab Inc.	2.250%	1/12/20	2,100	2,114
Ecolab Inc.	4.350%	12/8/21	5,600	6,053
Ecolab Inc.	3.250%	1/14/23	1,700	1,748
Ecolab Inc.	2.700%	11/1/26	3,000	2,887
Ecolab Inc.	5.500%	12/8/41	10,100	12,371
EI du Pont de Nemours & Co.	6.000%	7/15/18	14,890	15,554
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,615	2,774
EI du Pont de Nemours & Co.	2.200%	5/1/20	5,000	5,020
EI du Pont de Nemours & Co.	3.625%	1/15/21	3,568	3,729
EI du Pont de Nemours & Co.	4.250%	4/1/21	1,750	1,870
EI du Pont de Nemours & Co.	2.800%	2/15/23	11,480	11,546
EI du Pont de Nemours & Co.	6.500%	1/15/28	475	592
EI du Pont de Nemours & Co.	4.900%	1/15/41	10,300	11,516
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,125	1,144
Fibria Overseas Finance Ltd.	5.500%	1/17/27	300	306
FMC Corp.	3.950%	2/1/22	3,200	3,284
FMC Corp.	4.100%	2/1/24	6,500	6,723
Georgia-Pacific LLC	8.000%	1/15/24	6,971	8,937
Georgia-Pacific LLC	7.375%	12/1/25	2,500	3,175
Georgia-Pacific LLC	7.750%	11/15/29	1,950	2,694
Georgia-Pacific LLC	8.875%	5/15/31	4,250	6,533
Goldcorp Inc.	3.625%	6/9/21	2,000	2,070
Goldcorp Inc.	3.700%	3/15/23	9,475	9,824
Goldcorp Inc.	5.450%	6/9/44	7,254	8,054
HB Fuller Co.	4.000%	2/15/27	5,000	5,100

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	533
International Flavors & Fragrances Inc.	4.375%	6/1/47	5,400	5,520
International Paper Co.	7.500%	8/15/21	7,265	8,600
International Paper Co.	4.750%	2/15/22	4,413	4,811
International Paper Co.	3.800%	1/15/26	975	1,001
International Paper Co.	3.000%	2/15/27	17,900	17,231
International Paper Co.	5.000%	9/15/35	3,050	3,361
International Paper Co.	7.300%	11/15/39	3,570	4,863
International Paper Co.	6.000%	11/15/41	2,100	2,566
International Paper Co.	4.800%	6/15/44	9,200	9,774
International Paper Co.	5.150%	5/15/46	5,400	6,027
International Paper Co.	4.400%	8/15/47	11,300	11,371
Lubrizol Corp.	8.875%	2/1/19	5,075	5,583
LYB International Finance BV	4.000%	7/15/23	3,000	3,164
LYB International Finance BV	5.250%	7/15/43	8,316	9,210
LYB International Finance BV	4.875%	3/15/44	5,250	5,603
LYB International Finance II BV	3.500%	3/2/27	17,000	16,851
LyondellBasell Industries NV	5.000%	4/15/19	6,563	6,849
LyondellBasell Industries NV	6.000%	11/15/21	15,450	17,478
LyondellBasell Industries NV	5.750%	4/15/24	3,300	3,787
LyondellBasell Industries NV	4.625%	2/26/55	3,900	3,827
Meadwestvaco Corp.	7.950%	2/15/31	7,050	9,841
Methanex Corp.	3.250%	12/15/19	5,750	5,781
Methanex Corp.	5.650%	12/1/44	5,500	5,227
Monsanto Co.	2.125%	7/15/19	5,000	5,011
Monsanto Co.	2.750%	7/15/21	7,550	7,619
Monsanto Co.	2.200%	7/15/22	650	630
Monsanto Co.	2.850%	4/15/25	4,000	3,864
Monsanto Co.	5.500%	8/15/25	3,825	4,361
Monsanto Co.	4.200%	7/15/34	5,600	5,708
Monsanto Co.	3.600%	7/15/42	3,250	2,870
Monsanto Co.	4.650%	11/15/43	1,500	1,574
Monsanto Co.	3.950%	4/15/45	8,330	7,908
Monsanto Co.	4.700%	7/15/64	6,475	6,534
Mosaic Co.	3.750%	11/15/21	13,275	13,723
Mosaic Co.	4.250%	11/15/23	5,850	6,163
Mosaic Co.	5.450%	11/15/33	1,600	1,700
Mosaic Co.	4.875%	11/15/41	4,445	4,169
Mosaic Co.	5.625%	11/15/43	1,600	1,636
Newmont Mining Corp.	5.125%	10/1/19	1,525	1,621
Newmont Mining Corp.	5.875%	4/1/35	600	699
Newmont Mining Corp.	6.250%	10/1/39	5,626	6,925
Newmont Mining Corp.	4.875%	3/15/42	7,125	7,540
Nucor Corp.	4.125%	9/15/22	300	320
Nucor Corp.	4.000%	8/1/23	8,027	8,493
Nucor Corp.	6.400%	12/1/37	7,875	10,256
Nucor Corp.	5.200%	8/1/43	10,775	12,658
Packaging Corp. of America	3.900%	6/15/22	7,222	7,556
Packaging Corp. of America	4.500%	11/1/23	10,325	11,119
Packaging Corp. of America	3.650%	9/15/24	4,050	4,122
Placer Dome Inc.	6.450%	10/15/35	1,050	1,249
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,144
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,865	8,341
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,000	3,882

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	2,000	2,057
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,375	5,145
PPG Industries Inc.	2.300%	11/15/19	3,600	3,621
Praxair Inc.	4.500%	8/15/19	800	844
Praxair Inc.	2.250%	9/24/20	1,500	1,508
Praxair Inc.	4.050%	3/15/21	50	53
Praxair Inc.	3.000%	9/1/21	8,125	8,340
Praxair Inc.	2.450%	2/15/22	15,971	16,007
Praxair Inc.	2.200%	8/15/22	4,025	3,975
Praxair Inc.	2.650%	2/5/25	3,400	3,358
Praxair Inc.	3.200%	1/30/26	3,000	3,059
Praxair Inc.	3.550%	11/7/42	2,500	2,426
Rayonier Inc.	3.750%	4/1/22	2,000	2,019
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,850	1,954
Rio Tinto Alcan Inc.	6.125%	12/15/33	3,144	3,899
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,850	4,546
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,225	4,495
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,461	4,701
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	39,090	41,147
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,945
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,685	5,507
Rio Tinto Finance USA plc	3.500%	3/22/22	163	170
Rio Tinto Finance USA plc	2.875%	8/21/22	376	381
Rio Tinto Finance USA plc	4.750%	3/22/42	5,475	6,096
Rio Tinto Finance USA plc	4.125%	8/21/42	11,000	11,266
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,611
RPM International Inc.	6.125%	10/15/19	590	640
RPM International Inc.	3.450%	11/15/22	3,275	3,344
RPM International Inc.	3.750%	3/15/27	200	203
RPM International Inc.	5.250%	6/1/45	3,592	4,034
8 Sherwin-Williams Co.	7.250%	6/15/19	1,675	1,843
Sherwin-Williams Co.	2.250%	5/15/20	6,500	6,513
8 Sherwin-Williams Co.	4.200%	1/15/22	375	397
Sherwin-Williams Co.	2.750%	6/1/22	9,490	9,477
Sherwin-Williams Co.	3.125%	6/1/24	1,200	1,206
Sherwin-Williams Co.	3.450%	8/1/25	5,425	5,501
8 Sherwin-Williams Co.	3.950%	1/15/26	5,000	5,269
Sherwin-Williams Co.	3.450%	6/1/27	2,500	2,517
Sherwin-Williams Co.	4.000%	12/15/42	1,000	961
Sherwin-Williams Co.	4.550%	8/1/45	1,590	1,667
Sherwin-Williams Co.	4.500%	6/1/47	3,000	3,151
Southern Copper Corp.	5.375%	4/16/20	200	216
Southern Copper Corp.	3.500%	11/8/22	1,400	1,426
Southern Copper Corp.	3.875%	4/23/25	2,600	2,666
Southern Copper Corp.	7.500%	7/27/35	3,575	4,414
Southern Copper Corp.	6.750%	4/16/40	1,450	1,671
Southern Copper Corp.	5.250%	11/8/42	16,725	16,720
Southern Copper Corp.	5.875%	4/23/45	18,075	19,351
Syngenta Finance NV	3.125%	3/28/22	2,250	2,219
Syngenta Finance NV	4.375%	3/28/42	1,550	1,361
Vale Canada Ltd.	7.200%	9/15/32	3,291	3,508
Vale Overseas Ltd.	5.625%	9/15/19	6,925	7,332
Vale Overseas Ltd.	5.875%	6/10/21	25,250	27,112
Vale Overseas Ltd.	4.375%	1/11/22	21,375	21,722

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Vale Overseas Ltd.	6.250%	8/10/26	10,400	11,232
Vale Overseas Ltd.	8.250%	1/17/34	800	954
Vale Overseas Ltd.	6.875%	11/21/36	8,910	9,556
Vale Overseas Ltd.	6.875%	11/10/39	7,015	7,436
Vale SA	5.625%	9/11/42	18,115	17,232
Westlake Chemical Corp.	4.625%	2/15/21	3,000	3,101
Westlake Chemical Corp.	3.600%	8/15/26	18,200	18,074
Westlake Chemical Corp.	5.000%	8/15/46	12,400	13,145
Westrock MWV LLC	8.200%	1/15/30	5,804	8,138
WestRock RKT Co.	4.450%	3/1/19	1,750	1,815
WestRock RKT Co.	3.500%	3/1/20	2,000	2,048
WestRock RKT Co.	4.900%	3/1/22	2,000	2,178
WestRock RKT Co.	4.000%	3/1/23	3,500	3,664
Weyerhaeuser Co.	7.375%	10/1/19	5,039	5,597
Weyerhaeuser Co.	4.700%	3/15/21	445	473
Weyerhaeuser Co.	3.250%	3/15/23	500	508
Weyerhaeuser Co.	4.625%	9/15/23	8,125	8,852
Weyerhaeuser Co.	8.500%	1/15/25	800	1,047
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,989
Weyerhaeuser Co.	6.875%	12/15/33	1,000	1,274
Yamana Gold Inc.	4.950%	7/15/24	1,870	1,879

Capital Goods (1.4%)
3M Co.	2.000%	8/7/20	3,660	3,682
3M Co.	1.625%	9/19/21	4,300	4,242
3M Co.	2.000%	6/26/22	3,500	3,471
3M Co.	3.000%	8/7/25	3,450	3,492
3M Co.	2.250%	9/19/26	6,000	5,687
3M Co.	6.375%	2/15/28	1,300	1,675
3M Co.	5.700%	3/15/37	3,595	4,587
3M Co.	3.125%	9/19/46	5,500	4,963
ABB Finance USA Inc.	2.875%	5/8/22	4,860	4,963
ABB Finance USA Inc.	4.375%	5/8/42	1,050	1,144
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	867
Bemis Co. Inc.	3.100%	9/15/26	2,400	2,330
Boeing Capital Corp.	2.900%	8/15/18	1,000	1,013
Boeing Capital Corp.	4.700%	10/27/19	4,875	5,196
Boeing Co.	6.000%	3/15/19	4,750	5,081
Boeing Co.	4.875%	2/15/20	5,365	5,771
Boeing Co.	1.650%	10/30/20	4,190	4,144
Boeing Co.	8.750%	8/15/21	290	360
Boeing Co.	2.350%	10/30/21	2,000	2,015
Boeing Co.	2.125%	3/1/22	4,900	4,891
Boeing Co.	1.875%	6/15/23	5,000	4,815
Boeing Co.	7.950%	8/15/24	1,335	1,762
Boeing Co.	2.850%	10/30/24	4,300	4,340
Boeing Co.	2.500%	3/1/25	580	565
Boeing Co.	7.250%	6/15/25	325	418
Boeing Co.	2.600%	10/30/25	5,000	4,919
Boeing Co.	2.250%	6/15/26	1,750	1,668
Boeing Co.	2.800%	3/1/27	2,250	2,231
Boeing Co.	6.125%	2/15/33	6,075	7,918
Boeing Co.	3.300%	3/1/35	2,000	1,926
Boeing Co.	6.625%	2/15/38	525	728

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Boeing Co.	6.875%	3/15/39	1,615	2,362
Boeing Co.	5.875%	2/15/40	780	1,025
Boeing Co.	3.375%	6/15/46	4,000	3,865
Boeing Co.	3.650%	3/1/47	2,000	2,006
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,640
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,700	4,704
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,490	11,348
Caterpillar Financial Services Corp.	1.350%	5/18/19	2,700	2,675
Caterpillar Financial Services Corp.	2.100%	6/9/19	2,152	2,161
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,550	5,592
Caterpillar Financial Services Corp.	2.100%	1/10/20	6,500	6,516
Caterpillar Financial Services Corp.	2.000%	3/5/20	2,500	2,493
Caterpillar Financial Services Corp.	2.500%	11/13/20	2,500	2,524
Caterpillar Financial Services Corp.	1.700%	8/9/21	11,800	11,526
Caterpillar Financial Services Corp.	2.750%	8/20/21	1,300	1,316
Caterpillar Financial Services Corp.	1.931%	10/1/21	8,038	7,900
Caterpillar Financial Services Corp.	2.850%	6/1/22	4,604	4,676
Caterpillar Financial Services Corp.	2.400%	6/6/22	16,900	16,816
Caterpillar Financial Services Corp.	2.625%	3/1/23	1,600	1,598
Caterpillar Financial Services Corp.	3.300%	6/9/24	4,175	4,303
Caterpillar Financial Services Corp.	3.250%	12/1/24	3,900	4,006
Caterpillar Financial Services Corp.	2.400%	8/9/26	2,300	2,209
Caterpillar Inc.	3.900%	5/27/21	6,447	6,851
Caterpillar Inc.	2.600%	6/26/22	5,000	5,042
Caterpillar Inc.	3.400%	5/15/24	10,500	10,937
Caterpillar Inc.	6.050%	8/15/36	8,816	11,419
Caterpillar Inc.	5.200%	5/27/41	4,772	5,745
Caterpillar Inc.	3.803%	8/15/42	15,054	15,152
Caterpillar Inc.	4.300%	5/15/44	3,950	4,279
Caterpillar Inc.	4.750%	5/15/64	850	949
Crane Co.	2.750%	12/15/18	2,000	2,021
Crane Co.	4.450%	12/15/23	5,690	5,980
CRH America Inc.	5.750%	1/15/21	3,415	3,770
Deere & Co.	2.600%	6/8/22	6,365	6,439
Deere & Co.	5.375%	10/16/29	4,095	4,965
Deere & Co.	8.100%	5/15/30	2,211	3,208
Deere & Co.	3.900%	6/9/42	3,562	3,723
Dover Corp.	4.300%	3/1/21	1,780	1,887
Dover Corp.	3.150%	11/15/25	10,000	10,177
Dover Corp.	6.600%	3/15/38	1,475	1,978
Dover Corp.	5.375%	3/1/41	795	973
Eaton Corp.	2.750%	11/2/22	13,425	13,512
Eaton Corp.	4.000%	11/2/32	5,350	5,536
Eaton Corp.	4.150%	11/2/42	1,050	1,076
Embraer Netherlands Finance BV	5.050%	6/15/25	6,400	6,702
Embraer Netherlands Finance BV	5.400%	2/1/27	5,100	5,316
8 Embraer Overseas Ltd.	5.696%	9/16/23	3,340	3,612
Embraer SA	5.150%	6/15/22	3,850	4,068
Emerson Electric Co.	5.250%	10/15/18	2,200	2,296
Emerson Electric Co.	4.875%	10/15/19	275	293
Emerson Electric Co.	4.250%	11/15/20	1,307	1,396
Emerson Electric Co.	2.625%	12/1/21	11,000	11,205
Emerson Electric Co.	2.625%	2/15/23	3,450	3,471
Emerson Electric Co.	3.150%	6/1/25	1,700	1,745

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Emerson Electric Co.	6.000%	8/15/32	925	1,157
Emerson Electric Co.	5.250%	11/15/39	440	526
Exelis Inc.	5.550%	10/1/21	175	194
FLIR Systems Inc.	3.125%	6/15/21	1,500	1,511
Flowserve Corp.	3.500%	9/15/22	13,705	13,973
Flowserve Corp.	4.000%	11/15/23	4,575	4,744
Fortive Corp.	1.800%	6/15/19	1,000	994
Fortive Corp.	2.350%	6/15/21	5,097	5,067
Fortive Corp.	3.150%	6/15/26	5,500	5,500
Fortive Corp.	4.300%	6/15/46	7,625	7,932
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	3,043
Fortune Brands Home & Security Inc.	4.000%	6/15/25	1,200	1,248
General Dynamics Corp.	3.875%	7/15/21	7,225	7,678
General Dynamics Corp.	2.250%	11/15/22	6,822	6,768
General Dynamics Corp.	1.875%	8/15/23	5,100	4,907
General Dynamics Corp.	2.125%	8/15/26	3,000	2,813
General Dynamics Corp.	3.600%	11/15/42	4,264	4,220
General Electric Capital Corp.	6.000%	8/7/19	9,770	10,613
General Electric Capital Corp.	2.100%	12/11/19	900	906
General Electric Capital Corp.	5.500%	1/8/20	12,432	13,545
General Electric Capital Corp.	2.200%	1/9/20	9,759	9,850
General Electric Capital Corp.	5.550%	5/4/20	3,482	3,826
General Electric Capital Corp.	4.375%	9/16/20	12,222	13,128
General Electric Capital Corp.	4.625%	1/7/21	6,728	7,328
General Electric Capital Corp.	5.300%	2/11/21	6,282	6,943
General Electric Capital Corp.	4.650%	10/17/21	8,692	9,576
General Electric Capital Corp.	3.150%	9/7/22	2,995	3,111
General Electric Capital Corp.	3.100%	1/9/23	10,273	10,654
General Electric Capital Corp.	6.750%	3/15/32	16,584	22,709
General Electric Capital Corp.	6.150%	8/7/37	6,696	8,811
General Electric Capital Corp.	5.875%	1/14/38	25,970	33,678
General Electric Capital Corp.	6.875%	1/10/39	12,153	17,492
General Electric Co.	2.700%	10/9/22	19,165	19,468
General Electric Co.	3.375%	3/11/24	5,300	5,563
General Electric Co.	3.450%	5/15/24	6,592	6,925
General Electric Co.	4.125%	10/9/42	24,700	25,944
General Electric Co.	4.500%	3/11/44	12,345	13,692
Harris Corp.	2.700%	4/27/20	2,000	2,019
Harris Corp.	4.400%	12/15/20	5,298	5,614
Harris Corp.	3.832%	4/27/25	7,659	7,900
Harris Corp.	4.854%	4/27/35	4,000	4,388
Harris Corp.	6.150%	12/15/40	1,125	1,392
Harris Corp.	5.054%	4/27/45	2,495	2,806
Hexcel Corp.	4.700%	8/15/25	1,450	1,554
Honeywell International Inc.	1.400%	10/30/19	4,300	4,268
Honeywell International Inc.	4.250%	3/1/21	10,205	10,969
Honeywell International Inc.	1.850%	11/1/21	5,750	5,658
Honeywell International Inc.	3.350%	12/1/23	10,050	10,445
Honeywell International Inc.	2.500%	11/1/26	5,500	5,269
Honeywell International Inc.	5.700%	3/15/36	1,600	2,033
Honeywell International Inc.	5.700%	3/15/37	4,595	5,893
Honeywell International Inc.	5.375%	3/1/41	10,345	12,868
Hubbell Inc.	3.350%	3/1/26	2,800	2,812
Illinois Tool Works Inc.	1.950%	3/1/19	3,400	3,412

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Illinois Tool Works Inc.	6.250%	4/1/19	6,925	7,460
Illinois Tool Works Inc.	3.375%	9/15/21	1,895	1,975
Illinois Tool Works Inc.	3.500%	3/1/24	7,687	8,045
Illinois Tool Works Inc.	2.650%	11/15/26	9,800	9,569
Illinois Tool Works Inc.	4.875%	9/15/41	3,595	4,195
Illinois Tool Works Inc.	3.900%	9/1/42	10,517	10,943
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	6,550	6,912
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,045	2,075
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	9,575	10,358
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,150	1,468
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,000	2,015
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,250	2,313
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	4,500	4,880
John Deere Capital Corp.	1.600%	7/13/18	300	300
John Deere Capital Corp.	1.750%	8/10/18	3,100	3,107
John Deere Capital Corp.	5.750%	9/10/18	9,310	9,748
John Deere Capital Corp.	1.650%	10/15/18	3,200	3,199
John Deere Capital Corp.	1.950%	12/13/18	4,783	4,797
John Deere Capital Corp.	1.950%	1/8/19	5,200	5,221
John Deere Capital Corp.	1.950%	3/4/19	3,100	3,109
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,287
John Deere Capital Corp.	1.250%	10/9/19	11,550	11,381
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,370
John Deere Capital Corp.	2.050%	3/10/20	5,400	5,423
John Deere Capital Corp.	2.200%	3/13/20	2,950	2,971
John Deere Capital Corp.	1.950%	6/22/20	2,000	2,003
John Deere Capital Corp.	2.450%	9/11/20	2,125	2,145
John Deere Capital Corp.	2.550%	1/8/21	8,650	8,755
John Deere Capital Corp.	2.800%	3/4/21	5,000	5,096
John Deere Capital Corp.	3.900%	7/12/21	8,268	8,773
John Deere Capital Corp.	3.150%	10/15/21	8,816	9,120
John Deere Capital Corp.	2.650%	1/6/22	7,450	7,545
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,283
John Deere Capital Corp.	2.800%	1/27/23	7,815	7,880
John Deere Capital Corp.	2.800%	3/6/23	10,450	10,538
John Deere Capital Corp.	3.350%	6/12/24	9,781	10,093
John Deere Capital Corp.	2.650%	6/24/24	3,000	2,974
John Deere Capital Corp.	3.400%	9/11/25	1,750	1,816
John Deere Capital Corp.	2.650%	6/10/26	2,000	1,941
Johnson Controls International plc	5.000%	3/30/20	2,100	2,252
Johnson Controls International plc	4.250%	3/1/21	5,305	5,612
Johnson Controls International plc	3.750%	12/1/21	1,425	1,490
Johnson Controls International plc	3.625%	7/2/24	5,250	5,432
Johnson Controls International plc	3.900%	2/14/26	7,050	7,364
Johnson Controls International plc	6.000%	1/15/36	950	1,156
Johnson Controls International plc	5.700%	3/1/41	1,045	1,226
Johnson Controls International plc	4.625%	7/2/44	2,500	2,695
Johnson Controls International plc	5.125%	9/14/45	6,105	7,019
Johnson Controls International plc	4.500%	2/15/47	500	530
Johnson Controls International plc	4.950%	7/2/64	2,650	2,843
Kennametal Inc.	2.650%	11/1/19	3,678	3,695
Kennametal Inc.	3.875%	2/15/22	1,550	1,552
Komatsu Mining Corp.	5.125%	10/15/21	1,500	1,661
L3 Technologies Inc.	5.200%	10/15/19	6,555	6,998

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
L3 Technologies Inc.	4.750%	7/15/20	7,350	7,858
L3 Technologies Inc.	4.950%	2/15/21	7,100	7,648
L3 Technologies Inc.	3.950%	5/28/24	1,030	1,062
L3 Technologies Inc.	3.850%	12/15/26	5,500	5,667
Lafarge SA	7.125%	7/15/36	2,900	3,730
Leggett & Platt Inc.	3.800%	11/15/24	3,725	3,804
Legrand France SA	8.500%	2/15/25	2,150	2,784
Lennox International Inc.	3.000%	11/15/23	1,000	998
Lockheed Martin Corp.	1.850%	11/23/18	4,450	4,457
Lockheed Martin Corp.	4.250%	11/15/19	5,418	5,706
Lockheed Martin Corp.	2.500%	11/23/20	7,570	7,670
Lockheed Martin Corp.	3.350%	9/15/21	19,354	20,131
Lockheed Martin Corp.	3.100%	1/15/23	7,230	7,442
Lockheed Martin Corp.	2.900%	3/1/25	425	423
Lockheed Martin Corp.	3.550%	1/15/26	10,950	11,350
Lockheed Martin Corp.	3.600%	3/1/35	9,240	9,130
Lockheed Martin Corp.	4.500%	5/15/36	2,600	2,854
Lockheed Martin Corp.	6.150%	9/1/36	7,985	10,390
Lockheed Martin Corp.	5.500%	11/15/39	5,445	6,606
Lockheed Martin Corp.	5.720%	6/1/40	3,226	4,035
Lockheed Martin Corp.	4.850%	9/15/41	5,025	5,698
Lockheed Martin Corp.	4.070%	12/15/42	2,000	2,047
Lockheed Martin Corp.	3.800%	3/1/45	1,575	1,550
Lockheed Martin Corp.	4.700%	5/15/46	13,250	14,847
Martin Marietta Materials Inc.	4.250%	7/2/24	1,370	1,434
Martin Marietta Materials Inc.	3.450%	6/1/27	3,125	3,107
Masco Corp.	7.125%	3/15/20	583	653
Masco Corp.	3.500%	4/1/21	2,730	2,810
Masco Corp.	5.950%	3/15/22	583	665
Masco Corp.	4.450%	4/1/25	4,700	5,040
Masco Corp.	4.375%	4/1/26	4,300	4,574
Masco Corp.	3.500%	11/15/27	2,550	2,528
Masco Corp.	7.750%	8/1/29	561	754
Masco Corp.	6.500%	8/15/32	54	67
Masco Corp.	4.500%	5/15/47	5,000	5,015
Mohawk Industries Inc.	3.850%	2/1/23	6,175	6,369
Northrop Grumman Corp.	3.500%	3/15/21	4,650	4,852
Northrop Grumman Corp.	3.250%	8/1/23	11,675	12,046
Northrop Grumman Corp.	3.200%	2/1/27	14,000	14,092
Northrop Grumman Corp.	5.050%	11/15/40	1,775	2,049
Northrop Grumman Corp.	4.750%	6/1/43	2,940	3,313
Northrop Grumman Corp.	3.850%	4/15/45	1,900	1,886
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,670	3,814
Owens Corning	9.000%	6/15/19	228	259
Owens Corning	4.200%	12/15/22	10,940	11,573
Owens Corning	3.400%	8/15/26	1,400	1,378
Owens Corning	7.000%	12/1/36	6,475	8,674
Owens Corning	4.300%	7/15/47	1,000	965
6 Parker-Hannifin Corp.	3.500%	9/15/22	6,801	7,147
Parker-Hannifin Corp.	3.300%	11/21/24	6,550	6,758
8 Parker-Hannifin Corp.	3.250%	3/1/27	10,600	10,696
Parker-Hannifin Corp.	4.200%	11/21/34	2,800	2,970
Parker-Hannifin Corp.	6.250%	5/15/38	550	725
Parker-Hannifin Corp.	4.450%	11/21/44	4,850	5,329

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
8 Parker-Hannifin Corp.	4.100%	3/1/47	3,500	3,691
Pentair Finance SA	2.650%	12/1/19	1,750	1,760
Precision Castparts Corp.	2.250%	6/15/20	3,270	3,307
Precision Castparts Corp.	2.500%	1/15/23	18,770	18,685
Precision Castparts Corp.	3.250%	6/15/25	7,550	7,709
Precision Castparts Corp.	4.200%	6/15/35	1,250	1,301
Precision Castparts Corp.	3.900%	1/15/43	5,375	5,460
Precision Castparts Corp.	4.375%	6/15/45	5,262	5,730
Raytheon Co.	4.400%	2/15/20	500	532
Raytheon Co.	3.125%	10/15/20	8,475	8,779
Raytheon Co.	2.500%	12/15/22	12,075	12,125
Raytheon Co.	3.150%	12/15/24	2,300	2,365
Raytheon Co.	7.200%	8/15/27	2,010	2,700
Raytheon Co.	4.875%	10/15/40	200	233
Raytheon Co.	4.700%	12/15/41	6,350	7,241
Raytheon Co.	4.200%	12/15/44	2,900	3,116
Republic Services Inc.	5.500%	9/15/19	6,320	6,775
Republic Services Inc.	5.000%	3/1/20	5,300	5,687
Republic Services Inc.	5.250%	11/15/21	8,838	9,809
Republic Services Inc.	3.550%	6/1/22	475	494
Republic Services Inc.	4.750%	5/15/23	525	578
Republic Services Inc.	3.200%	3/15/25	1,500	1,513
Republic Services Inc.	2.900%	7/1/26	8,525	8,346
Republic Services Inc.	6.200%	3/1/40	3,440	4,498
Republic Services Inc.	5.700%	5/15/41	5,475	6,836
Rockwell Automation Inc.	2.050%	3/1/20	3,800	3,798
Rockwell Collins Inc.	1.950%	7/15/19	500	501
Rockwell Collins Inc.	5.250%	7/15/19	275	293
Rockwell Collins Inc.	3.100%	11/15/21	1,000	1,023
Rockwell Collins Inc.	2.800%	3/15/22	7,000	7,062
Rockwell Collins Inc.	3.700%	12/15/23	2,775	2,887
Rockwell Collins Inc.	3.200%	3/15/24	4,000	4,048
Rockwell Collins Inc.	3.500%	3/15/27	9,500	9,625
Rockwell Collins Inc.	4.800%	12/15/43	1,250	1,379
Rockwell Collins Inc.	4.350%	4/15/47	4,450	4,654
Roper Technologies Inc.	2.050%	10/1/18	7,850	7,867
Roper Technologies Inc.	6.250%	9/1/19	5,500	5,971
Roper Technologies Inc.	3.000%	12/15/20	100	102
Roper Technologies Inc.	2.800%	12/15/21	9,770	9,844
Roper Technologies Inc.	3.125%	11/15/22	400	407
Roper Technologies Inc.	3.850%	12/15/25	1,925	1,984
Roper Technologies Inc.	3.800%	12/15/26	6,160	6,337
Snap-on Inc.	6.125%	9/1/21	3,135	3,637
Snap-on Inc.	3.250%	3/1/27	1,900	1,927
Sonoco Products Co.	5.750%	11/1/40	4,085	4,777
Spirit AeroSystems Inc.	5.250%	3/15/22	2,250	2,340
Spirit AeroSystems Inc.	3.850%	6/15/26	8,680	8,745
Stanley Black & Decker Inc.	1.622%	11/17/18	3,000	2,992
Stanley Black & Decker Inc.	2.451%	11/17/18	3,500	3,534
Stanley Black & Decker Inc.	3.400%	12/1/21	4,075	4,232
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	3,049
Textron Inc.	4.300%	3/1/24	2,675	2,838
Textron Inc.	3.875%	3/1/25	2,600	2,667
Textron Inc.	4.000%	3/15/26	7,300	7,521

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Textron Inc.	3.650%	3/15/27	1,750	1,756
Timken Co.	3.875%	9/1/24	1,000	992
United Technologies Corp.	1.500%	11/1/19	4,000	3,973
United Technologies Corp.	4.500%	4/15/20	7,255	7,747
United Technologies Corp.	1.900%	5/4/20	11,100	11,111
United Technologies Corp.	1.950%	11/1/21	10,750	10,614
United Technologies Corp.	3.100%	6/1/22	14,043	14,496
United Technologies Corp.	2.800%	5/4/24	10,500	10,539
United Technologies Corp.	2.650%	11/1/26	4,075	3,956
United Technologies Corp.	3.125%	5/4/27	6,350	6,342
United Technologies Corp.	6.700%	8/1/28	325	427
United Technologies Corp.	7.500%	9/15/29	3,775	5,332
United Technologies Corp.	5.400%	5/1/35	700	839
United Technologies Corp.	6.050%	6/1/36	4,815	6,203
United Technologies Corp.	6.125%	7/15/38	10,950	14,382
United Technologies Corp.	5.700%	4/15/40	9,325	11,724
United Technologies Corp.	4.500%	6/1/42	23,840	26,056
United Technologies Corp.	4.150%	5/15/45	8,400	8,751
United Technologies Corp.	3.750%	11/1/46	12,200	11,939
United Technologies Corp.	4.050%	5/4/47	2,100	2,147
Vulcan Materials Co.	7.500%	6/15/21	3,680	4,342
Vulcan Materials Co.	4.500%	4/1/25	2,750	2,937
Vulcan Materials Co.	4.500%	6/15/47	6,075	6,173
8 Wabtec Corp.	3.450%	11/15/26	4,200	4,144
Waste Management Inc.	4.750%	6/30/20	4,700	5,059
Waste Management Inc.	4.600%	3/1/21	6,425	6,933
Waste Management Inc.	2.400%	5/15/23	4,825	4,758
Waste Management Inc.	3.500%	5/15/24	5,785	6,018
Waste Management Inc.	3.125%	3/1/25	7,785	7,915
Waste Management Inc.	3.900%	3/1/35	1,410	1,455
Waste Management Inc.	4.100%	3/1/45	6,250	6,566
WW Grainger Inc.	4.600%	6/15/45	11,325	12,316
WW Grainger Inc.	3.750%	5/15/46	2,300	2,197
Xylem Inc.	3.250%	11/1/26	2,000	1,992
Xylem Inc.	4.375%	11/1/46	3,180	3,283

Communication (2.7%)
21st Century Fox America Inc.	6.900%	3/1/19	4,090	4,405
21st Century Fox America Inc.	4.500%	2/15/21	6,125	6,556
21st Century Fox America Inc.	3.000%	9/15/22	14,150	14,369
21st Century Fox America Inc.	4.000%	10/1/23	825	868
21st Century Fox America Inc.	3.700%	9/15/24	5,500	5,722
21st Century Fox America Inc.	3.700%	10/15/25	3,000	3,086
21st Century Fox America Inc.	3.375%	11/15/26	8,000	7,996
21st Century Fox America Inc.	6.550%	3/15/33	2,365	2,964
21st Century Fox America Inc.	6.200%	12/15/34	6,250	7,668
21st Century Fox America Inc.	6.400%	12/15/35	13,100	16,554
21st Century Fox America Inc.	8.150%	10/17/36	275	394
21st Century Fox America Inc.	6.150%	3/1/37	7,250	9,059
21st Century Fox America Inc.	6.650%	11/15/37	6,250	8,257
21st Century Fox America Inc.	6.900%	8/15/39	2,275	3,011
21st Century Fox America Inc.	6.150%	2/15/41	8,925	11,277
21st Century Fox America Inc.	5.400%	10/1/43	4,833	5,521
21st Century Fox America Inc.	4.750%	9/15/44	4,740	5,031

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	4.950%	10/15/45	300	326
21st Century Fox America Inc.	7.750%	12/1/45	3,150	4,562
21st Century Fox America Inc.	4.750%	11/15/46	3,000	3,202
Activision Blizzard Inc.	2.300%	9/15/21	5,500	5,452
Activision Blizzard Inc.	2.600%	6/15/22	4,200	4,187
Activision Blizzard Inc.	3.400%	9/15/26	13,960	14,014
Activision Blizzard Inc.	3.400%	6/15/27	4,500	4,477
Activision Blizzard Inc.	4.500%	6/15/47	5,500	5,525
America Movil SAB de CV	5.000%	10/16/19	5,700	6,081
America Movil SAB de CV	5.000%	3/30/20	17,068	18,296
America Movil SAB de CV	3.125%	7/16/22	12,625	12,883
America Movil SAB de CV	6.375%	3/1/35	1,475	1,834
America Movil SAB de CV	6.125%	11/15/37	1,925	2,321
America Movil SAB de CV	6.125%	3/30/40	17,240	21,028
America Movil SAB de CV	4.375%	7/16/42	9,000	9,059
American Tower Corp.	3.300%	2/15/21	3,750	3,845
American Tower Corp.	3.450%	9/15/21	7,650	7,889
American Tower Corp.	5.900%	11/1/21	8,040	9,041
American Tower Corp.	2.250%	1/15/22	3,000	2,934
American Tower Corp.	4.700%	3/15/22	5,000	5,413
American Tower Corp.	3.500%	1/31/23	21,325	21,834
American Tower Corp.	5.000%	2/15/24	10,100	11,156
American Tower Corp.	4.000%	6/1/25	5,750	5,939
American Tower Corp.	4.400%	2/15/26	2,000	2,095
American Tower Corp.	3.375%	10/15/26	1,500	1,467
American Tower Corp.	3.125%	1/15/27	4,075	3,907
American Tower Corp.	3.550%	7/15/27	7,625	7,555
Ameritech Capital Funding Corp.	6.550%	1/15/28	500	581
AT&T Corp.	8.250%	11/15/31	5,035	6,898
AT&T Inc.	2.375%	11/27/18	11,800	11,884
AT&T Inc.	5.800%	2/15/19	8,900	9,439
AT&T Inc.	2.300%	3/11/19	5,275	5,307
AT&T Inc.	5.875%	10/1/19	5,000	5,412
AT&T Inc.	5.200%	3/15/20	9,080	9,757
AT&T Inc.	2.450%	6/30/20	21,375	21,489
AT&T Inc.	4.600%	2/15/21	3,075	3,279
AT&T Inc.	5.000%	3/1/21	30,150	32,569
AT&T Inc.	4.450%	5/15/21	5,590	5,940
AT&T Inc.	3.875%	8/15/21	16,760	17,475
AT&T Inc.	3.000%	2/15/22	13,775	13,811
AT&T Inc.	3.200%	3/1/22	10,825	10,956
AT&T Inc.	3.800%	3/15/22	5,050	5,226
AT&T Inc.	3.000%	6/30/22	19,500	19,510
AT&T Inc.	2.625%	12/1/22	10,350	10,153
AT&T Inc.	3.600%	2/17/23	32,525	33,292
AT&T Inc.	3.800%	3/1/24	4,700	4,805
AT&T Inc.	4.450%	4/1/24	8,654	9,111
AT&T Inc.	3.950%	1/15/25	9,975	10,170
AT&T Inc.	3.400%	5/15/25	32,638	32,083
6 AT&T Inc.	4.125%	2/17/26	8,826	9,048
AT&T Inc.	4.250%	3/1/27	23,650	24,444
AT&T Inc.	6.450%	6/15/34	3,670	4,309
AT&T Inc.	4.500%	5/15/35	17,100	16,888
AT&T Inc.	5.250%	3/1/37	22,838	24,338

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
AT&T Inc.	6.500%	9/1/37	5,156	6,233
AT&T Inc.	6.300%	1/15/38	5,340	6,314
AT&T Inc.	6.550%	2/15/39	9,665	11,728
AT&T Inc.	6.350%	3/15/40	8,650	10,181
AT&T Inc.	6.000%	8/15/40	675	765
AT&T Inc.	5.350%	9/1/40	23,403	24,809
AT&T Inc.	6.375%	3/1/41	7,775	9,137
AT&T Inc.	5.550%	8/15/41	6,100	6,649
AT&T Inc.	5.150%	3/15/42	10,650	10,963
AT&T Inc.	4.300%	12/15/42	16,336	15,160
AT&T Inc.	4.800%	6/15/44	23,000	22,717
AT&T Inc.	4.350%	6/15/45	31,558	29,328
AT&T Inc.	4.750%	5/15/46	21,733	21,388
AT&T Inc.	5.650%	2/15/47	9,125	10,078
AT&T Inc.	5.450%	3/1/47	15,000	16,177
AT&T Inc.	4.500%	3/9/48	32,008	30,167
AT&T Inc.	4.550%	3/9/49	5,238	4,926
AT&T Inc.	5.700%	3/1/57	9,625	10,616
AT&T Mobility LLC	7.125%	12/15/31	1,800	2,254
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,832	6,279
BellSouth LLC	6.875%	10/15/31	3,211	3,802
BellSouth LLC	6.550%	6/15/34	528	618
BellSouth LLC	6.000%	11/15/34	344	367
BellSouth Telecommunications LLC	6.375%	6/1/28	3,275	3,766
British Telecommunications plc	2.350%	2/14/19	6,575	6,599
British Telecommunications plc	9.125%	12/15/30	19,250	29,040
CBS Corp.	2.300%	8/15/19	7,075	7,113
CBS Corp.	5.750%	4/15/20	12,390	13,547
CBS Corp.	4.300%	2/15/21	4,150	4,380
CBS Corp.	3.375%	3/1/22	1,000	1,031
CBS Corp.	2.500%	2/15/23	6,500	6,433
CBS Corp.	3.700%	8/15/24	1,175	1,204
CBS Corp.	3.500%	1/15/25	4,500	4,536
CBS Corp.	4.000%	1/15/26	3,000	3,092
CBS Corp.	2.900%	1/15/27	17,025	16,111
CBS Corp.	3.375%	2/15/28	5,000	4,897
CBS Corp.	7.875%	7/30/30	25	34
CBS Corp.	5.900%	10/15/40	25	29
CBS Corp.	4.850%	7/1/42	9,943	10,382
CBS Corp.	4.900%	8/15/44	6,070	6,377
CBS Corp.	4.600%	1/15/45	2,000	2,050
CC Holdings GS V LLC / Crown Castle GS
III Corp.	3.849%	4/15/23	13,900	14,597
Charter Communications Operating LLC /
Charter Communications Operating Capital	3.579%	7/23/20	14,275	14,746
Charter Communications Operating LLC /
Charter Communications Operating Capital	4.464%	7/23/22	23,205	24,742
Charter Communications Operating LLC /
Charter Communications Operating Capital	4.908%	7/23/25	40,800	44,084
8 Charter Communications Operating LLC /
Charter Communications Operating Capital	3.750%	2/15/28	6,500	6,404
Charter Communications Operating LLC /
Charter Communications Operating Capital	6.384%	10/23/35	16,665	19,803

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Charter Communications Operating LLC /
Charter Communications Operating Capital	6.484%	10/23/45	25,555	30,635
8 Charter Communications Operating LLC /
Charter Communications Operating Capital	5.375%	5/1/47	15,875	16,785
Charter Communications Operating LLC /
Charter Communications Operating Capital	6.834%	10/23/55	2,675	3,276
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,678
Comcast Corp.	5.700%	7/1/19	12,436	13,387
Comcast Corp.	5.150%	3/1/20	4,555	4,932
Comcast Corp.	1.625%	1/15/22	1,650	1,601
Comcast Corp.	3.125%	7/15/22	12,765	13,202
Comcast Corp.	2.850%	1/15/23	540	547
Comcast Corp.	2.750%	3/1/23	14,625	14,748
Comcast Corp.	3.000%	2/1/24	23,000	23,299
Comcast Corp.	3.600%	3/1/24	4,175	4,376
Comcast Corp.	3.375%	2/15/25	7,100	7,294
Comcast Corp.	3.375%	8/15/25	10,425	10,682
Comcast Corp.	3.150%	3/1/26	20,000	20,090
Comcast Corp.	2.350%	1/15/27	5,000	4,685
Comcast Corp.	3.300%	2/1/27	17,050	17,273
Comcast Corp.	4.250%	1/15/33	11,700	12,480
Comcast Corp.	7.050%	3/15/33	2,150	2,972
Comcast Corp.	4.200%	8/15/34	7,275	7,702
Comcast Corp.	5.650%	6/15/35	3,900	4,768
Comcast Corp.	4.400%	8/15/35	17,205	18,683
Comcast Corp.	6.500%	11/15/35	13,300	17,589
Comcast Corp.	3.200%	7/15/36	7,125	6,676
Comcast Corp.	6.450%	3/15/37	6,075	8,087
Comcast Corp.	6.950%	8/15/37	11,250	15,878
Comcast Corp.	6.400%	5/15/38	6,125	8,167
Comcast Corp.	6.550%	7/1/39	1,750	2,379
Comcast Corp.	6.400%	3/1/40	9,050	12,163
Comcast Corp.	4.650%	7/15/42	16,625	18,234
Comcast Corp.	4.500%	1/15/43	1,575	1,673
Comcast Corp.	4.750%	3/1/44	2,435	2,710
Comcast Corp.	4.600%	8/15/45	12,125	13,211
Comcast Corp.	3.400%	7/15/46	19,325	17,585
Crown Castle International Corp.	3.400%	2/15/21	12,675	13,018
Crown Castle International Corp.	2.250%	9/1/21	3,858	3,796
Crown Castle International Corp.	4.875%	4/15/22	1,500	1,639
Crown Castle International Corp.	5.250%	1/15/23	18,540	20,581
Crown Castle International Corp.	4.450%	2/15/26	11,150	11,829
Crown Castle International Corp.	3.700%	6/15/26	8,510	8,548
Crown Castle International Corp.	4.750%	5/15/47	2,000	2,038
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,475	5,769
Deutsche Telekom International Finance BV	6.000%	7/8/19	5,425	5,843
Deutsche Telekom International Finance BV	8.750%	6/15/30	26,762	39,777
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,400	2,212
Discovery Communications LLC	5.625%	8/15/19	2,167	2,318
Discovery Communications LLC	4.375%	6/15/21	1,420	1,499
Discovery Communications LLC	3.300%	5/15/22	3,725	3,742
Discovery Communications LLC	3.250%	4/1/23	1,325	1,304
Discovery Communications LLC	3.800%	3/13/24	6,000	6,066
Discovery Communications LLC	3.450%	3/15/25	1,650	1,603

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Discovery Communications LLC	4.900%	3/11/26	12,000	12,703
Discovery Communications LLC	6.350%	6/1/40	3,860	4,251
Discovery Communications LLC	4.950%	5/15/42	3,300	3,084
Discovery Communications LLC	4.875%	4/1/43	7,250	6,769
Electronic Arts Inc.	3.700%	3/1/21	7,800	8,064
Electronic Arts Inc.	4.800%	3/1/26	4,100	4,485
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,746
Grupo Televisa SAB	4.625%	1/30/26	7,270	7,656
Grupo Televisa SAB	8.500%	3/11/32	275	355
Grupo Televisa SAB	6.625%	1/15/40	3,795	4,385
Grupo Televisa SAB	5.000%	5/13/45	8,325	8,079
Grupo Televisa SAB	6.125%	1/31/46	6,750	7,562
Historic TW Inc.	9.150%	2/1/23	2,425	3,129
Historic TW Inc.	6.625%	5/15/29	1,849	2,324
Interpublic Group of Cos. Inc.	3.750%	2/15/23	15,996	16,587
Interpublic Group of Cos. Inc.	4.200%	4/15/24	3,800	3,978
Koninklijke KPN NV	8.375%	10/1/30	5,200	7,116
Moody’s Corp.	5.500%	9/1/20	3,638	3,992
Moody’s Corp.	2.750%	12/15/21	2,684	2,707
Moody’s Corp.	4.500%	9/1/22	16,842	18,208
Moody’s Corp.	4.875%	2/15/24	3,750	4,128
Moody’s Corp.	5.250%	7/15/44	6,815	7,889
NBCUniversal Media LLC	5.150%	4/30/20	14,618	15,911
NBCUniversal Media LLC	4.375%	4/1/21	5,045	5,437
NBCUniversal Media LLC	2.875%	1/15/23	14,099	14,306
NBCUniversal Media LLC	6.400%	4/30/40	8,550	11,473
NBCUniversal Media LLC	5.950%	4/1/41	3,250	4,155
NBCUniversal Media LLC	4.450%	1/15/43	13,675	14,467
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	1,957
Omnicom Group Inc.	4.450%	8/15/20	3,850	4,092
Omnicom Group Inc.	3.625%	5/1/22	20,226	21,058
Omnicom Group Inc.	3.650%	11/1/24	3,900	3,988
Omnicom Group Inc.	3.600%	4/15/26	13,550	13,631
Orange SA	2.750%	2/6/19	5,650	5,713
Orange SA	5.375%	7/8/19	6,975	7,419
Orange SA	1.625%	11/3/19	6,800	6,738
Orange SA	4.125%	9/14/21	10,660	11,341
Orange SA	9.000%	3/1/31	14,790	22,308
Orange SA	5.375%	1/13/42	9,500	11,099
Orange SA	5.500%	2/6/44	7,870	9,368
Pacific Bell Telephone Co.	7.125%	3/15/26	425	516
Qwest Corp.	6.750%	12/1/21	6,890	7,622
Qwest Corp.	6.875%	9/15/33	6,135	6,104
RELX Capital Inc.	3.125%	10/15/22	6,809	6,839
Rogers Communications Inc.	6.800%	8/15/18	7,225	7,621
Rogers Communications Inc.	3.000%	3/15/23	1,275	1,282
Rogers Communications Inc.	4.100%	10/1/23	6,050	6,426
Rogers Communications Inc.	3.625%	12/15/25	5,035	5,173
Rogers Communications Inc.	2.900%	11/15/26	3,300	3,187
Rogers Communications Inc.	7.500%	8/15/38	300	405
Rogers Communications Inc.	4.500%	3/15/43	3,760	3,917
Rogers Communications Inc.	5.000%	3/15/44	7,302	8,350
S&P Global Inc.	2.500%	8/15/18	4,850	4,886
S&P Global Inc.	3.300%	8/14/20	4,700	4,841

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
S&P Global Inc.	4.000%	6/15/25	4,750	4,960
S&P Global Inc.	4.400%	2/15/26	7,825	8,557
S&P Global Inc.	2.950%	1/22/27	9,500	9,116
S&P Global Inc.	6.550%	11/15/37	1,700	2,182
Scripps Networks Interactive Inc.	2.750%	11/15/19	4,525	4,578
Scripps Networks Interactive Inc.	2.800%	6/15/20	4,000	4,042
Scripps Networks Interactive Inc.	3.500%	6/15/22	5,600	5,767
6 Scripps Networks Interactive Inc.	3.900%	11/15/24	3,775	3,909
TCI Communications Inc.	7.875%	2/15/26	1,675	2,253
TCI Communications Inc.	7.125%	2/15/28	725	953
Telefonica Emisiones SAU	5.877%	7/15/19	13,400	14,396
Telefonica Emisiones SAU	5.462%	2/16/21	540	594
Telefonica Emisiones SAU	4.570%	4/27/23	13,475	14,671
Telefonica Emisiones SAU	4.103%	3/8/27	11,850	12,244
Telefonica Emisiones SAU	7.045%	6/20/36	14,610	19,225
Telefonica Emisiones SAU	5.213%	3/8/47	18,430	19,591
Telefonica Europe BV	8.250%	9/15/30	7,100	9,986
TELUS Corp.	2.800%	2/16/27	10,525	9,911
Thomson Reuters Corp.	6.500%	7/15/18	4,225	4,423
Thomson Reuters Corp.	4.700%	10/15/19	1,525	1,604
Thomson Reuters Corp.	3.950%	9/30/21	5,125	5,330
Thomson Reuters Corp.	4.300%	11/23/23	4,575	4,910
Thomson Reuters Corp.	3.850%	9/29/24	13,700	14,163
Thomson Reuters Corp.	3.350%	5/15/26	150	149
Thomson Reuters Corp.	5.500%	8/15/35	3,075	3,456
Thomson Reuters Corp.	5.850%	4/15/40	10,445	12,304
Thomson Reuters Corp.	4.500%	5/23/43	100	100
Thomson Reuters Corp.	5.650%	11/23/43	8,125	9,445
Time Warner Cable LLC	6.750%	7/1/18	12,575	13,163
Time Warner Cable LLC	8.750%	2/14/19	8,100	8,934
Time Warner Cable LLC	8.250%	4/1/19	12,550	13,839
Time Warner Cable LLC	5.000%	2/1/20	3,845	4,101
Time Warner Cable LLC	4.125%	2/15/21	5,306	5,551
Time Warner Cable LLC	4.000%	9/1/21	7,300	7,633
Time Warner Cable LLC	6.550%	5/1/37	10,945	13,043
Time Warner Cable LLC	7.300%	7/1/38	14,408	18,436
Time Warner Cable LLC	6.750%	6/15/39	11,312	13,892
Time Warner Cable LLC	5.875%	11/15/40	8,075	9,063
Time Warner Cable LLC	5.500%	9/1/41	15,275	16,422
Time Warner Cable LLC	4.500%	9/15/42	2,725	2,609
Time Warner Cos. Inc.	7.570%	2/1/24	3,825	4,754
Time Warner Cos. Inc.	6.950%	1/15/28	6,900	8,655
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,650	5,071
Time Warner Inc.	2.100%	6/1/19	3,450	3,453
Time Warner Inc.	4.875%	3/15/20	9,560	10,199
Time Warner Inc.	4.700%	1/15/21	7,050	7,561
Time Warner Inc.	4.750%	3/29/21	7,975	8,581
Time Warner Inc.	4.000%	1/15/22	3,426	3,610
Time Warner Inc.	3.400%	6/15/22	6,001	6,164
Time Warner Inc.	4.050%	12/15/23	525	552
Time Warner Inc.	3.550%	6/1/24	200	203
Time Warner Inc.	3.600%	7/15/25	14,950	14,991
Time Warner Inc.	3.875%	1/15/26	7,650	7,764
Time Warner Inc.	3.800%	2/15/27	10,250	10,315

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Time Warner Inc.	7.625%	4/15/31	12,850	17,580
Time Warner Inc.	7.700%	5/1/32	3,450	4,819
Time Warner Inc.	6.200%	3/15/40	950	1,138
Time Warner Inc.	6.100%	7/15/40	10,000	11,953
Time Warner Inc.	6.250%	3/29/41	5,275	6,417
Time Warner Inc.	5.375%	10/15/41	295	322
Time Warner Inc.	4.900%	6/15/42	3,699	3,789
Time Warner Inc.	5.350%	12/15/43	10,550	11,612
Time Warner Inc.	4.650%	6/1/44	4,200	4,154
Verizon Communications Inc.	3.650%	9/14/18	28,970	29,609
Verizon Communications Inc.	1.375%	8/15/19	5,800	5,740
Verizon Communications Inc.	2.625%	2/21/20	8,819	8,935
Verizon Communications Inc.	4.500%	9/15/20	33,200	35,440
Verizon Communications Inc.	3.450%	3/15/21	6,775	7,003
Verizon Communications Inc.	4.600%	4/1/21	7,810	8,377
Verizon Communications Inc.	1.750%	8/15/21	6,725	6,491
Verizon Communications Inc.	3.000%	11/1/21	11,358	11,515
Verizon Communications Inc.	3.500%	11/1/21	8,335	8,619
8 Verizon Communications Inc.	2.946%	3/15/22	15,381	15,466
Verizon Communications Inc.	3.125%	3/16/22	13,590	13,766
Verizon Communications Inc.	2.450%	11/1/22	21,950	21,510
Verizon Communications Inc.	5.150%	9/15/23	45,800	50,783
Verizon Communications Inc.	4.150%	3/15/24	15,450	16,251
Verizon Communications Inc.	3.500%	11/1/24	28,775	29,015
Verizon Communications Inc.	2.625%	8/15/26	14,435	13,307
Verizon Communications Inc.	4.125%	3/16/27	28,250	29,173
Verizon Communications Inc.	7.750%	12/1/30	2,300	3,096
Verizon Communications Inc.	6.400%	9/15/33	3,000	3,653
Verizon Communications Inc.	5.050%	3/15/34	14,600	15,407
Verizon Communications Inc.	4.400%	11/1/34	23,925	23,745
Verizon Communications Inc.	5.850%	9/15/35	5,000	5,824
Verizon Communications Inc.	4.272%	1/15/36	24,864	24,100
Verizon Communications Inc.	5.250%	3/16/37	31,500	33,993
8 Verizon Communications Inc.	4.812%	3/15/39	3,000	3,036
Verizon Communications Inc.	4.750%	11/1/41	9,725	9,666
Verizon Communications Inc.	3.850%	11/1/42	12,900	11,196
Verizon Communications Inc.	6.550%	9/15/43	7,500	9,298
Verizon Communications Inc.	4.125%	8/15/46	15,150	13,506
Verizon Communications Inc.	4.862%	8/21/46	34,905	34,955
Verizon Communications Inc.	5.500%	3/16/47	10,850	11,876
Verizon Communications Inc.	4.522%	9/15/48	36,746	34,916
8 Verizon Communications Inc.	5.012%	4/15/49	29,082	29,305
Verizon Communications Inc.	5.012%	8/21/54	40,527	39,984
Verizon Communications Inc.	4.672%	3/15/55	30,424	28,627
Viacom Inc.	5.625%	9/15/19	4,520	4,828
Viacom Inc.	3.875%	12/15/21	3,890	4,050
Viacom Inc.	4.250%	9/1/23	21,275	22,176
Viacom Inc.	3.875%	4/1/24	8,050	8,191
Viacom Inc.	3.450%	10/4/26	5,535	5,334
Viacom Inc.	4.850%	12/15/34	5,320	5,287
Viacom Inc.	6.875%	4/30/36	4,335	5,060
Viacom Inc.	4.375%	3/15/43	13,625	12,107
Viacom Inc.	5.850%	9/1/43	7,785	8,407
Viacom Inc.	5.250%	4/1/44	850	853

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Vodafone Group plc	4.625%	7/15/18	1,900	1,950
Vodafone Group plc	5.450%	6/10/19	10,300	10,963
Vodafone Group plc	4.375%	3/16/21	3,568	3,807
Vodafone Group plc	2.500%	9/26/22	6,250	6,202
Vodafone Group plc	2.950%	2/19/23	10,025	10,077
Vodafone Group plc	7.875%	2/15/30	2,388	3,229
Vodafone Group plc	6.250%	11/30/32	2,675	3,221
Vodafone Group plc	6.150%	2/27/37	6,920	8,426
Vodafone Group plc	4.375%	2/19/43	20,330	20,029
Walt Disney Co.	1.500%	9/17/18	4,000	4,000
Walt Disney Co.	1.650%	1/8/19	2,750	2,754
Walt Disney Co.	1.850%	5/30/19	6,300	6,325
Walt Disney Co.	0.875%	7/12/19	4,600	4,527
Walt Disney Co.	1.950%	3/4/20	4,000	4,011
Walt Disney Co.	1.800%	6/5/20	5,825	5,810
Walt Disney Co.	2.150%	9/17/20	4,450	4,483
Walt Disney Co.	2.300%	2/12/21	1,800	1,812
Walt Disney Co.	2.750%	8/16/21	1,000	1,022
Walt Disney Co.	2.550%	2/15/22	3,000	3,026
Walt Disney Co.	2.450%	3/4/22	3,000	3,021
Walt Disney Co.	2.350%	12/1/22	4,300	4,307
Walt Disney Co.	3.150%	9/17/25	3,800	3,869
Walt Disney Co.	3.000%	2/13/26	6,250	6,273
Walt Disney Co.	1.850%	7/30/26	17,600	16,017
Walt Disney Co.	2.950%	6/15/27	5,000	4,953
Walt Disney Co.	7.000%	3/1/32	1,875	2,654
Walt Disney Co.	4.375%	8/16/41	400	437
Walt Disney Co.	4.125%	12/1/41	9,933	10,391
Walt Disney Co.	3.700%	12/1/42	4,025	3,971
Walt Disney Co.	4.125%	6/1/44	11,975	12,560
WPP Finance 2010	4.750%	11/21/21	17,962	19,429
WPP Finance 2010	3.625%	9/7/22	2,500	2,590
WPP Finance 2010	3.750%	9/19/24	3,325	3,414
WPP Finance 2010	5.125%	9/7/42	700	730
WPP Finance 2010	5.625%	11/15/43	2,750	3,174

Consumer Cyclical (2.0%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,475	1,597
Advance Auto Parts Inc.	4.500%	1/15/22	325	345
Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,960
Alibaba Group Holding Ltd.	2.500%	11/28/19	12,300	12,389
Alibaba Group Holding Ltd.	3.125%	11/28/21	5,585	5,702
Alibaba Group Holding Ltd.	3.600%	11/28/24	10,050	10,359
Alibaba Group Holding Ltd.	4.500%	11/28/34	3,870	4,258
Amazon.com Inc.	2.600%	12/5/19	6,650	6,771
Amazon.com Inc.	3.300%	12/5/21	19,610	20,413
Amazon.com Inc.	2.500%	11/29/22	4,300	4,335
Amazon.com Inc.	3.800%	12/5/24	575	612
Amazon.com Inc.	4.800%	12/5/34	10,275	11,842
Amazon.com Inc.	4.950%	12/5/44	11,255	13,292
American Honda Finance Corp.	1.550%	12/11/17	15,970	15,978
American Honda Finance Corp.	2.125%	10/10/18	3,650	3,674
American Honda Finance Corp.	1.200%	7/12/19	5,000	4,941
American Honda Finance Corp.	2.250%	8/15/19	3,000	3,024

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	2.000%	2/14/20	700	701
American Honda Finance Corp.	2.450%	9/24/20	14,250	14,413
American Honda Finance Corp.	1.650%	7/12/21	4,450	4,348
American Honda Finance Corp.	1.700%	9/9/21	8,400	8,208
American Honda Finance Corp.	2.900%	2/16/24	6,000	6,075
American Honda Finance Corp.	2.300%	9/9/26	3,575	3,367
Automatic Data Processing Inc.	2.250%	9/15/20	10,445	10,569
Automatic Data Processing Inc.	3.375%	9/15/25	1,500	1,560
AutoNation Inc.	5.500%	2/1/20	1,655	1,775
AutoNation Inc.	3.350%	1/15/21	5,040	5,128
AutoNation Inc.	4.500%	10/1/25	5,600	5,854
AutoZone Inc.	7.125%	8/1/18	7,100	7,486
AutoZone Inc.	2.500%	4/15/21	1,125	1,122
AutoZone Inc.	3.700%	4/15/22	8,000	8,313
AutoZone Inc.	2.875%	1/15/23	280	278
AutoZone Inc.	3.250%	4/15/25	7,040	6,921
AutoZone Inc.	3.125%	4/21/26	2,200	2,119
AutoZone Inc.	3.750%	6/1/27	7,000	7,011
Bed Bath & Beyond Inc.	3.749%	8/1/24	950	944
Bed Bath & Beyond Inc.	4.915%	8/1/34	1,375	1,292
Bed Bath & Beyond Inc.	5.165%	8/1/44	5,304	4,662
Best Buy Co. Inc.	5.500%	3/15/21	700	763
Block Financial LLC	4.125%	10/1/20	2,875	2,964
Block Financial LLC	5.500%	11/1/22	200	216
Block Financial LLC	5.250%	10/1/25	12,925	13,667
BorgWarner Inc.	4.625%	9/15/20	400	427
BorgWarner Inc.	3.375%	3/15/25	1,050	1,055
BorgWarner Inc.	4.375%	3/15/45	3,765	3,748
Carnival Corp.	3.950%	10/15/20	2,600	2,756
Coach Inc.	3.000%	7/15/22	1,800	1,774
Coach Inc.	4.250%	4/1/25	3,771	3,843
Coach Inc.	4.125%	7/15/27	2,500	2,475
Costco Wholesale Corp.	1.700%	12/15/19	5,450	5,436
Costco Wholesale Corp.	1.750%	2/15/20	2,000	1,991
Costco Wholesale Corp.	2.150%	5/18/21	8,000	7,994
Costco Wholesale Corp.	2.250%	2/15/22	4,900	4,900
Costco Wholesale Corp.	2.300%	5/18/22	7,300	7,270
Costco Wholesale Corp.	2.750%	5/18/24	8,000	7,975
Costco Wholesale Corp.	3.000%	5/18/27	12,500	12,447
Cummins Inc.	3.650%	10/1/23	2,890	3,054
Cummins Inc.	7.125%	3/1/28	100	132
Cummins Inc.	4.875%	10/1/43	4,250	4,879
CVS Health Corp.	1.900%	7/20/18	12,300	12,331
CVS Health Corp.	2.250%	12/5/18	19,900	20,023
CVS Health Corp.	2.250%	8/12/19	3,940	3,963
CVS Health Corp.	2.800%	7/20/20	14,575	14,840
CVS Health Corp.	2.125%	6/1/21	10,470	10,341
CVS Health Corp.	3.500%	7/20/22	10,225	10,599
CVS Health Corp.	2.750%	12/1/22	5,490	5,499
CVS Health Corp.	4.750%	12/1/22	9,000	9,846
CVS Health Corp.	4.000%	12/5/23	6,780	7,153
CVS Health Corp.	3.375%	8/12/24	6,090	6,180
CVS Health Corp.	3.875%	7/20/25	22,923	23,880
CVS Health Corp.	2.875%	6/1/26	12,725	12,330

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CVS Health Corp.	5.300%	12/5/43	7,350	8,513
CVS Health Corp.	5.125%	7/20/45	27,410	31,404
Daimler Finance North America LLC	8.500%	1/18/31	7,970	11,992
Darden Restaurants Inc.	3.850%	5/1/27	4,300	4,363
Darden Restaurants Inc.	6.800%	10/15/37	1,400	1,783
Delphi Automotive plc	3.150%	11/19/20	3,960	4,045
Delphi Automotive plc	4.250%	1/15/26	2,550	2,700
Delphi Automotive plc	4.400%	10/1/46	4,000	4,011
Delphi Corp.	4.150%	3/15/24	2,455	2,578
Dollar General Corp.	3.250%	4/15/23	7,493	7,628
Dollar General Corp.	4.150%	11/1/25	3,100	3,267
Dollar General Corp.	3.875%	4/15/27	1,625	1,666
DR Horton Inc.	3.750%	3/1/19	5,000	5,100
DR Horton Inc.	4.375%	9/15/22	3,550	3,759
DR Horton Inc.	4.750%	2/15/23	2,200	2,373
DR Horton Inc.	5.750%	8/15/23	4,500	5,108
eBay Inc.	2.200%	8/1/19	6,925	6,949
eBay Inc.	2.150%	6/5/20	4,175	4,177
eBay Inc.	3.250%	10/15/20	5,425	5,575
eBay Inc.	2.875%	8/1/21	5,675	5,740
eBay Inc.	3.800%	3/9/22	4,400	4,602
eBay Inc.	2.600%	7/15/22	3,250	3,220
eBay Inc.	2.750%	1/30/23	6,500	6,441
eBay Inc.	3.450%	8/1/24	3,725	3,760
eBay Inc.	3.600%	6/5/27	7,925	7,840
eBay Inc.	4.000%	7/15/42	4,150	3,646
Expedia Inc.	7.456%	8/15/18	1,150	1,213
Expedia Inc.	5.950%	8/15/20	8,400	9,184
Expedia Inc.	4.500%	8/15/24	2,750	2,892
Expedia Inc.	5.000%	2/15/26	6,415	7,025
Ford Holdings LLC	9.300%	3/1/30	1,075	1,490
Ford Motor Co.	6.500%	8/1/18	1,025	1,074
Ford Motor Co.	4.346%	12/8/26	14,900	15,348
Ford Motor Co.	6.625%	10/1/28	3,425	4,015
Ford Motor Co.	6.375%	2/1/29	3,425	3,906
Ford Motor Co.	7.450%	7/16/31	11,625	14,688
Ford Motor Co.	4.750%	1/15/43	13,250	12,661
Ford Motor Co.	7.400%	11/1/46	3,250	4,182
Ford Motor Co.	5.291%	12/8/46	14,500	14,802
Ford Motor Credit Co. LLC	5.000%	5/15/18	10,675	10,948
Ford Motor Credit Co. LLC	2.551%	10/5/18	8,775	8,833
Ford Motor Credit Co. LLC	2.943%	1/8/19	6,800	6,887
Ford Motor Credit Co. LLC	2.375%	3/12/19	18,700	18,755
Ford Motor Credit Co. LLC	2.262%	3/28/19	5,000	5,001
Ford Motor Credit Co. LLC	2.021%	5/3/19	7,150	7,123
Ford Motor Credit Co. LLC	1.897%	8/12/19	5,600	5,559
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,750	9,805
Ford Motor Credit Co. LLC	2.681%	1/9/20	9,100	9,153
Ford Motor Credit Co. LLC	8.125%	1/15/20	12,565	14,268
Ford Motor Credit Co. LLC	2.459%	3/27/20	1,000	999
Ford Motor Credit Co. LLC	3.157%	8/4/20	1,100	1,120
Ford Motor Credit Co. LLC	3.200%	1/15/21	8,425	8,567
Ford Motor Credit Co. LLC	5.750%	2/1/21	2,681	2,950
Ford Motor Credit Co. LLC	3.336%	3/18/21	15,000	15,287
Ford Motor Credit Co. LLC	5.875%	8/2/21	14,044	15,577

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	3.219%	1/9/22	5,300	5,336
Ford Motor Credit Co. LLC	3.339%	3/28/22	2,300	2,332
Ford Motor Credit Co. LLC	4.250%	9/20/22	6,500	6,810
Ford Motor Credit Co. LLC	4.375%	8/6/23	7,625	7,968
Ford Motor Credit Co. LLC	3.810%	1/9/24	8,000	8,087
Ford Motor Credit Co. LLC	3.664%	9/8/24	5,125	5,107
Ford Motor Credit Co. LLC	4.134%	8/4/25	16,200	16,393
Ford Motor Credit Co. LLC	4.389%	1/8/26	4,000	4,114
General Motors Co.	3.500%	10/2/18	3,675	3,738
General Motors Co.	4.875%	10/2/23	10,240	10,970
General Motors Co.	4.000%	4/1/25	2,750	2,753
General Motors Co.	5.000%	4/1/35	7,030	7,036
General Motors Co.	6.600%	4/1/36	4,151	4,829
General Motors Co.	6.250%	10/2/43	9,825	10,881
General Motors Co.	5.200%	4/1/45	11,438	11,203
General Motors Co.	6.750%	4/1/46	8,140	9,663
General Motors Financial Co. Inc.	3.100%	1/15/19	20,575	20,846
General Motors Financial Co. Inc.	2.400%	5/9/19	10,000	10,022
General Motors Financial Co. Inc.	3.500%	7/10/19	6,310	6,459
General Motors Financial Co. Inc.	2.350%	10/4/19	7,000	6,994
General Motors Financial Co. Inc.	3.150%	1/15/20	5,200	5,282
General Motors Financial Co. Inc.	2.650%	4/13/20	13,000	13,056
General Motors Financial Co. Inc.	3.200%	7/13/20	24,425	24,884
General Motors Financial Co. Inc.	3.700%	11/24/20	9,050	9,338
General Motors Financial Co. Inc.	4.200%	3/1/21	8,000	8,378
General Motors Financial Co. Inc.	3.200%	7/6/21	12,517	12,635
General Motors Financial Co. Inc.	4.375%	9/25/21	3,265	3,439
General Motors Financial Co. Inc.	3.450%	1/14/22	6,225	6,322
General Motors Financial Co. Inc.	3.450%	4/10/22	14,149	14,348
General Motors Financial Co. Inc.	3.150%	6/30/22	2,000	1,992
General Motors Financial Co. Inc.	3.700%	5/9/23	8,450	8,566
General Motors Financial Co. Inc.	4.250%	5/15/23	4,550	4,757
General Motors Financial Co. Inc.	3.950%	4/13/24	11,500	11,648
General Motors Financial Co. Inc.	4.000%	1/15/25	7,845	7,850
General Motors Financial Co. Inc.	5.250%	3/1/26	4,700	5,065
General Motors Financial Co. Inc.	4.000%	10/6/26	8,500	8,454
General Motors Financial Co. Inc.	4.350%	1/17/27	9,900	9,992
Harley-Davidson Inc.	3.500%	7/28/25	4,550	4,640
Harley-Davidson Inc.	4.625%	7/28/45	3,235	3,372
Harman International Industries Inc.	4.150%	5/15/25	3,900	4,075
Home Depot Inc.	2.250%	9/10/18	9,750	9,830
Home Depot Inc.	2.000%	6/15/19	8,900	8,960
Home Depot Inc.	1.800%	6/5/20	16,475	16,471
Home Depot Inc.	2.000%	4/1/21	4,675	4,665
Home Depot Inc.	4.400%	4/1/21	10,030	10,803
Home Depot Inc.	2.625%	6/1/22	19,170	19,459
Home Depot Inc.	2.700%	4/1/23	3,250	3,293
Home Depot Inc.	3.750%	2/15/24	9,459	10,044
Home Depot Inc.	3.350%	9/15/25	4,000	4,151
Home Depot Inc.	3.000%	4/1/26	12,100	12,146
Home Depot Inc.	2.125%	9/15/26	4,875	4,557
Home Depot Inc.	5.875%	12/16/36	21,696	28,224
Home Depot Inc.	5.400%	9/15/40	4,290	5,294
Home Depot Inc.	5.950%	4/1/41	4,505	5,958

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Home Depot Inc.	4.200%	4/1/43	11,975	12,650
Home Depot Inc.	4.875%	2/15/44	11,150	12,894
Home Depot Inc.	4.400%	3/15/45	2,950	3,218
Home Depot Inc.	4.250%	4/1/46	9,695	10,414
Home Depot Inc.	3.900%	6/15/47	10,200	10,322
Home Depot Inc.	3.500%	9/15/56	7,000	6,358
Hyatt Hotels Corp.	3.375%	7/15/23	3,050	3,099
Hyatt Hotels Corp.	4.850%	3/15/26	2,800	3,057
JD.com Inc.	3.125%	4/29/21	871	870
JD.com Inc.	3.875%	4/29/26	877	868
Kohl’s Corp.	4.000%	11/1/21	9,380	9,601
Kohl’s Corp.	3.250%	2/1/23	1,750	1,678
Kohl’s Corp.	4.750%	12/15/23	1,700	1,741
Kohl’s Corp.	4.250%	7/17/25	7,502	7,377
Kohl’s Corp.	5.550%	7/17/45	1,575	1,445
Lear Corp.	4.750%	1/15/23	800	822
Lear Corp.	5.250%	1/15/25	5,550	5,869
Lowe’s Cos. Inc.	1.150%	4/15/19	4,650	4,602
Lowe’s Cos. Inc.	4.625%	4/15/20	1,355	1,437
Lowe’s Cos. Inc.	3.750%	4/15/21	3,745	3,950
Lowe’s Cos. Inc.	3.800%	11/15/21	2,675	2,841
Lowe’s Cos. Inc.	3.120%	4/15/22	1,625	1,678
Lowe’s Cos. Inc.	3.875%	9/15/23	10,899	11,709
Lowe’s Cos. Inc.	3.125%	9/15/24	12,900	13,171
Lowe’s Cos. Inc.	3.375%	9/15/25	7,735	7,967
Lowe’s Cos. Inc.	2.500%	4/15/26	7,925	7,621
Lowe’s Cos. Inc.	3.100%	5/3/27	10,800	10,763
Lowe’s Cos. Inc.	6.500%	3/15/29	267	348
Lowe’s Cos. Inc.	4.650%	4/15/42	4,425	4,873
Lowe’s Cos. Inc.	4.250%	9/15/44	1,950	2,036
Lowe’s Cos. Inc.	4.375%	9/15/45	9,050	9,601
Lowe’s Cos. Inc.	3.700%	4/15/46	14,400	13,874
Lowe’s Cos. Inc.	4.050%	5/3/47	14,000	14,262
Macy’s Retail Holdings Inc.	3.450%	1/15/21	2,715	2,707
Macy’s Retail Holdings Inc.	3.875%	1/15/22	2,050	2,034
Macy’s Retail Holdings Inc.	2.875%	2/15/23	14,308	13,114
Macy’s Retail Holdings Inc.	4.375%	9/1/23	7,875	7,728
Macy’s Retail Holdings Inc.	3.625%	6/1/24	3,645	3,353
Macy’s Retail Holdings Inc.	7.000%	2/15/28	2,350	2,513
Macy’s Retail Holdings Inc.	6.900%	4/1/29	2,500	2,655
Macy’s Retail Holdings Inc.	4.500%	12/15/34	3,000	2,488
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,550	2,585
Magna International Inc.	3.625%	6/15/24	7,570	7,778
Magna International Inc.	4.150%	10/1/25	2,775	2,950
Marriott International Inc.	3.000%	3/1/19	1,750	1,777
Marriott International Inc.	3.375%	10/15/20	2,075	2,142
Marriott International Inc.	2.875%	3/1/21	2,500	2,536
Marriott International Inc.	3.125%	10/15/21	4,700	4,807
Marriott International Inc.	2.300%	1/15/22	2,000	1,973
Marriott International Inc.	3.250%	9/15/22	3,525	3,601
Marriott International Inc.	3.750%	3/15/25	4,650	4,788
Marriott International Inc.	3.750%	10/1/25	2,340	2,405
Marriott International Inc.	3.125%	6/15/26	4,090	4,026
Mastercard Inc.	2.000%	4/1/19	3,425	3,449

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Mastercard Inc.	2.000%	11/21/21	5,150	5,108
Mastercard Inc.	3.375%	4/1/24	4,050	4,220
Mastercard Inc.	2.950%	11/21/26	6,750	6,766
Mastercard Inc.	3.800%	11/21/46	3,750	3,815
McDonald’s Corp.	2.100%	12/7/18	500	503
McDonald’s Corp.	5.000%	2/1/19	4,525	4,740
McDonald’s Corp.	1.875%	5/29/19	6,450	6,445
McDonald’s Corp.	2.750%	12/9/20	7,889	8,041
McDonald’s Corp.	3.625%	5/20/21	1,750	1,831
McDonald’s Corp.	2.625%	1/15/22	16,240	16,341
McDonald’s Corp.	3.375%	5/26/25	3,105	3,162
McDonald’s Corp.	3.700%	1/30/26	12,140	12,564
McDonald’s Corp.	3.500%	3/1/27	10,875	11,053
McDonald’s Corp.	4.700%	12/9/35	5,375	5,846
McDonald’s Corp.	6.300%	10/15/37	325	422
McDonald’s Corp.	6.300%	3/1/38	1,525	1,964
McDonald’s Corp.	5.700%	2/1/39	4,075	4,889
McDonald’s Corp.	3.700%	2/15/42	14,175	13,254
McDonald’s Corp.	3.625%	5/1/43	1,725	1,608
McDonald’s Corp.	4.600%	5/26/45	6,660	7,138
McDonald’s Corp.	4.875%	12/9/45	15,050	16,747
McDonald’s Corp.	4.450%	3/1/47	5,000	5,279
NIKE Inc.	2.250%	5/1/23	475	469
NIKE Inc.	2.375%	11/1/26	6,000	5,688
NIKE Inc.	3.625%	5/1/43	6,025	5,783
NIKE Inc.	3.875%	11/1/45	3,175	3,198
NIKE Inc.	3.375%	11/1/46	2,100	1,935
Nordstrom Inc.	4.750%	5/1/20	3,650	3,817
Nordstrom Inc.	4.000%	10/15/21	5,315	5,454
Nordstrom Inc.	4.000%	3/15/27	6,000	5,867
Nordstrom Inc.	6.950%	3/15/28	1,500	1,621
Nordstrom Inc.	5.000%	1/15/44	6,810	6,500
NVR Inc.	3.950%	9/15/22	6,615	6,870
O’Reilly Automotive Inc.	4.875%	1/14/21	600	643
O’Reilly Automotive Inc.	3.800%	9/1/22	4,904	5,136
O’Reilly Automotive Inc.	3.850%	6/15/23	7,075	7,369
O’Reilly Automotive Inc.	3.550%	3/15/26	1,350	1,359
PACCAR Financial Corp.	1.750%	8/14/18	775	777
PACCAR Financial Corp.	1.300%	5/10/19	8,650	8,571
PACCAR Financial Corp.	2.200%	9/15/19	1,600	1,607
PACCAR Financial Corp.	2.500%	8/14/20	2,000	2,020
PACCAR Financial Corp.	2.250%	2/25/21	1,500	1,498
Priceline Group Inc.	3.650%	3/15/25	5,700	5,838
Priceline Group Inc.	3.600%	6/1/26	14,100	14,260
QVC Inc.	3.125%	4/1/19	1,490	1,506
QVC Inc.	5.125%	7/2/22	425	449
QVC Inc.	4.850%	4/1/24	4,300	4,394
QVC Inc.	4.450%	2/15/25	2,100	2,083
QVC Inc.	5.450%	8/15/34	350	333
QVC Inc.	5.950%	3/15/43	4,050	3,874
Ralph Lauren Corp.	2.125%	9/26/18	1,675	1,685
Ralph Lauren Corp.	2.625%	8/18/20	1,670	1,694
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	3,750	4,144
Signet UK Finance plc	4.700%	6/15/24	2,300	2,225

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Staples Inc.	4.375%	1/12/23	1,228	1,243
Starbucks Corp.	2.000%	12/5/18	3,700	3,721
Starbucks Corp.	2.100%	2/4/21	4,375	4,392
Starbucks Corp.	2.700%	6/15/22	5,120	5,220
Starbucks Corp.	3.850%	10/1/23	5,200	5,588
Starbucks Corp.	2.450%	6/15/26	3,000	2,885
Starbucks Corp.	4.300%	6/15/45	1,250	1,375
Target Corp.	2.300%	6/26/19	8,500	8,601
Target Corp.	3.875%	7/15/20	5,630	5,944
Target Corp.	2.900%	1/15/22	9,180	9,432
Target Corp.	3.500%	7/1/24	7,450	7,716
Target Corp.	2.500%	4/15/26	3,340	3,165
Target Corp.	6.350%	11/1/32	1,680	2,153
Target Corp.	6.500%	10/15/37	4,058	5,382
Target Corp.	7.000%	1/15/38	3,725	5,193
Target Corp.	4.000%	7/1/42	12,100	11,945
Target Corp.	3.625%	4/15/46	5,725	5,339
TJX Cos. Inc.	2.750%	6/15/21	11,350	11,563
TJX Cos. Inc.	2.500%	5/15/23	5,798	5,758
TJX Cos. Inc.	2.250%	9/15/26	13,200	12,298
Toyota Motor Credit Corp.	1.550%	7/13/18	5,000	5,004
Toyota Motor Credit Corp.	2.000%	10/24/18	7,425	7,464
Toyota Motor Credit Corp.	1.700%	1/9/19	8,600	8,598
Toyota Motor Credit Corp.	2.100%	1/17/19	6,575	6,613
Toyota Motor Credit Corp.	1.700%	2/19/19	3,755	3,759
Toyota Motor Credit Corp.	1.400%	5/20/19	5,000	4,970
Toyota Motor Credit Corp.	2.125%	7/18/19	5,200	5,236
Toyota Motor Credit Corp.	1.550%	10/18/19	3,800	3,783
Toyota Motor Credit Corp.	2.150%	3/12/20	19,800	19,914
Toyota Motor Credit Corp.	1.950%	4/17/20	5,000	5,000
Toyota Motor Credit Corp.	4.500%	6/17/20	3,523	3,763
Toyota Motor Credit Corp.	4.250%	1/11/21	2,200	2,347
Toyota Motor Credit Corp.	1.900%	4/8/21	11,000	10,887
Toyota Motor Credit Corp.	2.750%	5/17/21	4,250	4,319
Toyota Motor Credit Corp.	3.400%	9/15/21	4,070	4,240
Toyota Motor Credit Corp.	2.600%	1/11/22	8,300	8,361
Toyota Motor Credit Corp.	3.300%	1/12/22	9,650	9,996
Toyota Motor Credit Corp.	2.800%	7/13/22	1,000	1,017
Toyota Motor Credit Corp.	2.625%	1/10/23	6,975	6,978
Toyota Motor Credit Corp.	2.250%	10/18/23	6,150	5,985
Toyota Motor Credit Corp.	2.900%	4/17/24	3,400	3,412
Toyota Motor Credit Corp.	3.200%	1/11/27	8,500	8,590
VF Corp.	3.500%	9/1/21	8,035	8,376
VF Corp.	6.450%	11/1/37	4,475	5,928
Visa Inc.	2.200%	12/14/20	20,050	20,203
Visa Inc.	2.800%	12/14/22	16,550	16,853
Visa Inc.	3.150%	12/14/25	26,490	26,843
Visa Inc.	4.150%	12/14/35	8,470	9,186
Visa Inc.	4.300%	12/14/45	25,250	27,654
Wal-Mart Stores Inc.	1.950%	12/15/18	9,925	9,993
Wal-Mart Stores Inc.	3.625%	7/8/20	8,750	9,190
Wal-Mart Stores Inc.	3.250%	10/25/20	4,395	4,572
Wal-Mart Stores Inc.	4.250%	4/15/21	10,860	11,703
Wal-Mart Stores Inc.	2.550%	4/11/23	12,650	12,725

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	3.300%	4/22/24	16,050	16,755
Wal-Mart Stores Inc.	5.875%	4/5/27	12,550	15,591
Wal-Mart Stores Inc.	7.550%	2/15/30	6,496	9,451
Wal-Mart Stores Inc.	5.250%	9/1/35	11,780	14,385
Wal-Mart Stores Inc.	6.200%	4/15/38	14,055	19,136
Wal-Mart Stores Inc.	5.625%	4/1/40	9,575	12,353
Wal-Mart Stores Inc.	4.875%	7/8/40	8,320	9,836
Wal-Mart Stores Inc.	5.000%	10/25/40	6,325	7,621
Wal-Mart Stores Inc.	5.625%	4/15/41	12,895	16,695
Wal-Mart Stores Inc.	4.000%	4/11/43	7,760	8,194
6 Wal-Mart Stores Inc.	4.750%	10/2/43	17,820	21,103
Wal-Mart Stores Inc.	4.300%	4/22/44	2,720	3,019
Walgreen Co.	5.250%	1/15/19	489	512
Walgreen Co.	3.100%	9/15/22	7,100	7,241
Walgreen Co.	4.400%	9/15/42	5,100	5,113
Walgreens Boots Alliance Inc.	2.700%	11/18/19	8,800	8,940
Walgreens Boots Alliance Inc.	3.300%	11/18/21	6,300	6,489
Walgreens Boots Alliance Inc.	3.800%	11/18/24	10,100	10,488
Walgreens Boots Alliance Inc.	3.450%	6/1/26	16,300	16,262
Walgreens Boots Alliance Inc.	4.500%	11/18/34	4,615	4,812
Walgreens Boots Alliance Inc.	4.800%	11/18/44	10,625	11,328
Walgreens Boots Alliance Inc.	4.650%	6/1/46	12,550	13,161
Western Union Co.	3.600%	3/15/22	4,500	4,590
Western Union Co.	6.200%	11/17/36	5,350	5,666
Western Union Co.	6.200%	6/21/40	1,445	1,515
Wyndham Worldwide Corp.	4.250%	3/1/22	9,990	10,498
Wyndham Worldwide Corp.	3.900%	3/1/23	570	586
Wyndham Worldwide Corp.	5.100%	10/1/25	2,500	2,697
Wyndham Worldwide Corp.	4.500%	4/1/27	1,500	1,545

Consumer Noncyclical (4.3%)
Abbott Laboratories	2.000%	9/15/18	1,405	1,408
Abbott Laboratories	5.125%	4/1/19	6,902	7,264
Abbott Laboratories	2.350%	11/22/19	19,425	19,570
Abbott Laboratories	2.000%	3/15/20	8,375	8,348
Abbott Laboratories	4.125%	5/27/20	2,700	2,838
Abbott Laboratories	2.800%	9/15/20	4,700	4,773
Abbott Laboratories	2.900%	11/30/21	22,000	22,246
Abbott Laboratories	2.550%	3/15/22	5,725	5,683
Abbott Laboratories	3.250%	4/15/23	5,925	6,013
Abbott Laboratories	3.400%	11/30/23	25,100	25,697
Abbott Laboratories	2.950%	3/15/25	1,500	1,462
Abbott Laboratories	3.875%	9/15/25	2,625	2,698
Abbott Laboratories	3.750%	11/30/26	23,950	24,445
Abbott Laboratories	4.750%	11/30/36	14,735	16,065
Abbott Laboratories	6.150%	11/30/37	3,980	4,904
Abbott Laboratories	6.000%	4/1/39	350	428
Abbott Laboratories	5.300%	5/27/40	1,851	2,098
Abbott Laboratories	4.750%	4/15/43	6,125	6,470
Abbott Laboratories	4.900%	11/30/46	27,550	30,281
AbbVie Inc.	2.000%	11/6/18	11,900	11,949
AbbVie Inc.	2.500%	5/14/20	26,020	26,311
AbbVie Inc.	2.300%	5/14/21	5,550	5,530
AbbVie Inc.	2.900%	11/6/22	19,507	19,672

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
AbbVie Inc.	3.200%	11/6/22	13,666	13,997
AbbVie Inc.	2.850%	5/14/23	10,000	9,974
AbbVie Inc.	3.600%	5/14/25	25,260	25,762
AbbVie Inc.	3.200%	5/14/26	15,065	14,915
AbbVie Inc.	4.500%	5/14/35	15,545	16,402
AbbVie Inc.	4.300%	5/14/36	10,125	10,453
AbbVie Inc.	4.400%	11/6/42	18,813	19,299
AbbVie Inc.	4.700%	5/14/45	22,753	24,212
AbbVie Inc.	4.450%	5/14/46	13,275	13,663
Actavis Inc.	3.250%	10/1/22	10,000	10,204
Agilent Technologies Inc.	5.000%	7/15/20	4,500	4,834
Agilent Technologies Inc.	3.200%	10/1/22	6,015	6,111
Agilent Technologies Inc.	3.875%	7/15/23	3,800	3,974
Agilent Technologies Inc.	3.050%	9/22/26	6,700	6,500
Ahold Finance USA LLC	6.875%	5/1/29	1,100	1,385
Allergan Funding SCS	2.450%	6/15/19	7,870	7,917
Allergan Funding SCS	3.000%	3/12/20	27,800	28,296
Allergan Funding SCS	3.450%	3/15/22	16,700	17,166
Allergan Funding SCS	3.850%	6/15/24	11,000	11,456
Allergan Funding SCS	3.800%	3/15/25	36,973	38,184
Allergan Funding SCS	4.550%	3/15/35	19,845	21,213
Allergan Funding SCS	4.850%	6/15/44	13,926	15,148
Allergan Funding SCS	4.750%	3/15/45	9,509	10,292
Allergan Inc.	3.375%	9/15/20	2,000	2,051
Altria Group Inc.	9.250%	8/6/19	401	460
Altria Group Inc.	2.625%	1/14/20	16,498	16,732
Altria Group Inc.	4.750%	5/5/21	15,395	16,771
Altria Group Inc.	2.850%	8/9/22	9,550	9,682
Altria Group Inc.	2.950%	5/2/23	3,175	3,209
Altria Group Inc.	4.000%	1/31/24	9,850	10,493
Altria Group Inc.	2.625%	9/16/26	1,750	1,687
Altria Group Inc.	4.250%	8/9/42	8,816	9,089
Altria Group Inc.	4.500%	5/2/43	6,334	6,753
Altria Group Inc.	5.375%	1/31/44	11,938	14,293
Altria Group Inc.	3.875%	9/16/46	9,200	8,953
AmerisourceBergen Corp.	4.875%	11/15/19	2,741	2,911
AmerisourceBergen Corp.	3.500%	11/15/21	6,375	6,613
AmerisourceBergen Corp.	3.400%	5/15/24	4,475	4,588
AmerisourceBergen Corp.	3.250%	3/1/25	5,725	5,783
AmerisourceBergen Corp.	4.250%	3/1/45	2,475	2,506
Amgen Inc.	5.700%	2/1/19	8,014	8,497
Amgen Inc.	1.900%	5/10/19	9,500	9,504
Amgen Inc.	2.200%	5/22/19	9,845	9,905
Amgen Inc.	2.125%	5/1/20	6,870	6,874
Amgen Inc.	2.200%	5/11/20	7,500	7,536
Amgen Inc.	3.450%	10/1/20	825	856
Amgen Inc.	4.100%	6/15/21	7,515	7,967
Amgen Inc.	1.850%	8/19/21	6,725	6,576
Amgen Inc.	3.875%	11/15/21	6,320	6,658
Amgen Inc.	2.700%	5/1/22	3,675	3,690
Amgen Inc.	2.650%	5/11/22	4,050	4,063
Amgen Inc.	3.625%	5/15/22	11,075	11,560
Amgen Inc.	2.250%	8/19/23	7,100	6,933
Amgen Inc.	3.625%	5/22/24	15,429	16,092

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Amgen Inc.	3.125%	5/1/25	3,000	3,005
Amgen Inc.	2.600%	8/19/26	9,950	9,420
Amgen Inc.	4.950%	10/1/41	4,075	4,470
Amgen Inc.	5.150%	11/15/41	400	446
Amgen Inc.	4.400%	5/1/45	18,050	18,631
Amgen Inc.	4.563%	6/15/48	28,384	29,642
Amgen Inc.	4.663%	6/15/51	26,965	28,592
Anheuser-Busch Cos. LLC	5.000%	3/1/19	2,825	2,966
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	38,129	38,196
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	10,775	10,844
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	52,160	52,856
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	22,965	22,809
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	49,475	50,901
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,100	8,480
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	80,617	83,071
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	38,995	42,750
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	15,925	15,793
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	5,725	6,239
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	83,590	94,746
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	10,435	11,352
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	10,525	11,679
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	26,540	28,745
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	7,375	7,950
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,200	2,354
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	7,075	7,461
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	21,550	21,521
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	6,250	9,730
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	14,126	15,966
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	13,357	12,951
8 Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	14,435	15,392
Archer-Daniels-Midland Co.	4.479%	3/1/21	587	633
Archer-Daniels-Midland Co.	2.500%	8/11/26	10,050	9,614
Archer-Daniels-Midland Co.	5.935%	10/1/32	530	650
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,345	2,775
Archer-Daniels-Midland Co.	4.535%	3/26/42	2,825	3,135
Archer-Daniels-Midland Co.	4.016%	4/16/43	5,191	5,398
Ascension Health	3.945%	11/15/46	7,925	8,039
5 Ascension Health	4.847%	11/15/53	1,375	1,540
AstraZeneca plc	1.750%	11/16/18	6,000	6,000
AstraZeneca plc	1.950%	9/18/19	5,900	5,906
AstraZeneca plc	2.375%	11/16/20	12,725	12,814
AstraZeneca plc	2.375%	6/12/22	7,700	7,635
AstraZeneca plc	3.375%	11/16/25	8,740	8,935
AstraZeneca plc	3.125%	6/12/27	5,800	5,758
AstraZeneca plc	6.450%	9/15/37	14,545	19,640
AstraZeneca plc	4.000%	9/18/42	5,925	5,989
AstraZeneca plc	4.375%	11/16/45	10,325	11,103
Baxalta Inc.	2.875%	6/23/20	5,475	5,547
Baxalta Inc.	3.600%	6/23/22	3,650	3,780
Baxalta Inc.	4.000%	6/23/25	11,500	11,994
Baxalta Inc.	5.250%	6/23/45	5,880	6,909
Baxter International Inc.	1.700%	8/15/21	4,425	4,315
Baxter International Inc.	2.600%	8/15/26	1,925	1,833
Baxter International Inc.	3.500%	8/15/46	3,550	3,172

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	4,530	4,662
Beam Suntory Inc.	3.250%	5/15/22	600	613
Beam Suntory Inc.	3.250%	6/15/23	850	858
Becton Dickinson & Co.	2.133%	6/6/19	6,000	6,015
Becton Dickinson & Co.	2.675%	12/15/19	6,686	6,768
Becton Dickinson & Co.	2.404%	6/5/20	7,000	7,006
Becton Dickinson & Co.	3.250%	11/12/20	5,250	5,370
Becton Dickinson & Co.	3.125%	11/8/21	9,735	9,904
Becton Dickinson & Co.	2.894%	6/6/22	13,375	13,336
Becton Dickinson & Co.	3.300%	3/1/23	3,750	3,773
Becton Dickinson & Co.	3.363%	6/6/24	7,000	6,975
Becton Dickinson & Co.	3.734%	12/15/24	5,953	6,059
Becton Dickinson & Co.	3.700%	6/6/27	17,600	17,527
Becton Dickinson & Co.	5.000%	11/12/40	6,572	6,934
Becton Dickinson & Co.	4.875%	5/15/44	600	623
Becton Dickinson & Co.	4.685%	12/15/44	7,650	7,967
Becton Dickinson & Co.	4.669%	6/6/47	6,200	6,389
Bio-Rad Laboratories Inc.	4.875%	12/15/20	500	533
Biogen Inc.	2.900%	9/15/20	17,891	18,255
Biogen Inc.	3.625%	9/15/22	6,250	6,538
Biogen Inc.	4.050%	9/15/25	13,945	14,731
Biogen Inc.	5.200%	9/15/45	19,030	21,803
Boston Children’s Hospital Corp. Revenue	4.115%	1/1/47	1,400	1,485
Boston Scientific Corp.	2.650%	10/1/18	4,050	4,083
Boston Scientific Corp.	6.000%	1/15/20	3,670	3,993
Boston Scientific Corp.	2.850%	5/15/20	500	507
Boston Scientific Corp.	3.375%	5/15/22	2,975	3,062
Boston Scientific Corp.	4.125%	10/1/23	2,700	2,851
Boston Scientific Corp.	3.850%	5/15/25	6,550	6,761
Boston Scientific Corp.	7.000%	11/15/35	4,100	5,232
Boston Scientific Corp.	7.375%	1/15/40	1,125	1,511
Bristol-Myers Squibb Co.	1.600%	2/27/19	3,000	2,996
Bristol-Myers Squibb Co.	1.750%	3/1/19	4,325	4,337
Bristol-Myers Squibb Co.	2.000%	8/1/22	11,175	10,995
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	122
Bristol-Myers Squibb Co.	3.250%	11/1/23	1,750	1,814
Bristol-Myers Squibb Co.	3.250%	8/1/42	6,565	5,962
Bristol-Myers Squibb Co.	4.500%	3/1/44	2,125	2,330
Brown-Forman Corp.	4.500%	7/15/45	2,750	2,984
Bunge Ltd. Finance Corp.	8.500%	6/15/19	4,315	4,823
Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,600	2,663
Bunge Ltd. Finance Corp.	3.250%	8/15/26	3,000	2,856
Campbell Soup Co.	2.500%	8/2/22	1,850	1,842
Campbell Soup Co.	3.300%	3/19/25	1,900	1,919
Campbell Soup Co.	3.800%	8/2/42	2,550	2,438
Cardinal Health Inc.	1.948%	6/14/19	5,700	5,706
Cardinal Health Inc.	4.625%	12/15/20	5,135	5,509
Cardinal Health Inc.	2.616%	6/15/22	9,000	9,007
Cardinal Health Inc.	3.200%	6/15/22	2,070	2,116
Cardinal Health Inc.	3.200%	3/15/23	4,450	4,543
Cardinal Health Inc.	3.079%	6/15/24	3,000	3,009
Cardinal Health Inc.	3.750%	9/15/25	1,750	1,811
Cardinal Health Inc.	3.410%	6/15/27	10,115	10,140
Cardinal Health Inc.	4.600%	3/15/43	1,275	1,321

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cardinal Health Inc.	4.500%	11/15/44	2,525	2,605
Cardinal Health Inc.	4.900%	9/15/45	3,200	3,522
Cardinal Health Inc.	4.368%	6/15/47	5,100	5,278
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,225	3,157
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	6,900	6,334
Celgene Corp.	2.125%	8/15/18	3,850	3,872
Celgene Corp.	2.300%	8/15/18	2,500	2,514
Celgene Corp.	2.250%	5/15/19	3,975	4,001
Celgene Corp.	2.875%	8/15/20	11,725	11,988
Celgene Corp.	3.950%	10/15/20	10,310	10,855
Celgene Corp.	3.250%	8/15/22	5,700	5,860
Celgene Corp.	3.550%	8/15/22	3,985	4,148
Celgene Corp.	4.000%	8/15/23	3,550	3,761
Celgene Corp.	3.625%	5/15/24	12,025	12,457
Celgene Corp.	3.875%	8/15/25	13,450	14,054
Celgene Corp.	5.700%	10/15/40	2,457	2,859
Celgene Corp.	5.250%	8/15/43	3,805	4,309
Celgene Corp.	4.625%	5/15/44	5,750	6,043
Celgene Corp.	5.000%	8/15/45	12,865	14,502
Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	1,050	1,124
Church & Dwight Co. Inc.	2.450%	12/15/19	2,590	2,599
City of Hope	5.623%	11/15/43	2,000	2,457
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	2,765	2,808
Clorox Co.	3.800%	11/15/21	1,288	1,357
Clorox Co.	3.050%	9/15/22	4,400	4,502
Clorox Co.	3.500%	12/15/24	3,850	3,977
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	6,117	6,258
Coca-Cola Co.	1.650%	11/1/18	9,850	9,881
Coca-Cola Co.	1.375%	5/30/19	3,300	3,287
Coca-Cola Co.	1.875%	10/27/20	10,715	10,691
Coca-Cola Co.	2.450%	11/1/20	15,250	15,496
Coca-Cola Co.	3.150%	11/15/20	1,100	1,143
Coca-Cola Co.	1.550%	9/1/21	8,750	8,543
Coca-Cola Co.	3.300%	9/1/21	4,780	4,996
Coca-Cola Co.	2.200%	5/25/22	3,750	3,738
Coca-Cola Co.	2.500%	4/1/23	3,550	3,560
Coca-Cola Co.	3.200%	11/1/23	9,575	9,920
Coca-Cola Co.	2.875%	10/27/25	10,650	10,724
Coca-Cola Co.	2.550%	6/1/26	7,825	7,581
Coca-Cola Co.	2.250%	9/1/26	8,725	8,258
Coca-Cola Co.	2.900%	5/25/27	5,975	5,929
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,250	4,415
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,675	1,788
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	4,900	4,914
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,925	2,037
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	6,330	6,642
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	7,800	9,014
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,750	2,222
Colgate-Palmolive Co.	1.750%	3/15/19	3,500	3,510
Colgate-Palmolive Co.	2.450%	11/15/21	2,585	2,617
Colgate-Palmolive Co.	2.300%	5/3/22	8,311	8,342
Colgate-Palmolive Co.	1.950%	2/1/23	6,800	6,687
Colgate-Palmolive Co.	2.100%	5/1/23	1,450	1,422
Colgate-Palmolive Co.	3.250%	3/15/24	3,200	3,313

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	4.000%	8/15/45	4,445	4,611
Conagra Brands Inc.	3.250%	9/15/22	4,300	4,347
Conagra Brands Inc.	3.200%	1/25/23	6,011	6,057
Conagra Brands Inc.	7.000%	10/1/28	450	566
Conagra Brands Inc.	8.250%	9/15/30	3,825	5,176
Constellation Brands Inc.	3.875%	11/15/19	11,350	11,790
Constellation Brands Inc.	3.750%	5/1/21	4,561	4,743
Constellation Brands Inc.	6.000%	5/1/22	5,905	6,739
Constellation Brands Inc.	2.700%	5/9/22	3,650	3,641
Constellation Brands Inc.	4.250%	5/1/23	10,500	11,222
Constellation Brands Inc.	4.750%	11/15/24	8,571	9,342
Constellation Brands Inc.	4.750%	12/1/25	2,700	2,957
Constellation Brands Inc.	3.700%	12/6/26	4,200	4,274
Constellation Brands Inc.	3.500%	5/9/27	1,875	1,882
Constellation Brands Inc.	4.500%	5/9/47	1,250	1,294
Covidien International Finance SA	4.200%	6/15/20	3,675	3,894
Covidien International Finance SA	3.200%	6/15/22	5,869	6,067
CR Bard Inc.	4.400%	1/15/21	2,220	2,326
CR Bard Inc.	3.000%	5/15/26	2,000	2,000
CR Bard Inc.	6.700%	12/1/26	2,300	2,765
Danaher Corp.	1.650%	9/15/18	7,100	7,104
Danaher Corp.	2.400%	9/15/20	3,350	3,390
Danaher Corp.	3.350%	9/15/25	3,725	3,877
Danaher Corp.	4.375%	9/15/45	3,450	3,771
Delhaize America LLC	9.000%	4/15/31	1,930	2,824
Diageo Capital plc	4.828%	7/15/20	4,050	4,367
Diageo Capital plc	2.625%	4/29/23	12,470	12,527
Diageo Capital plc	5.875%	9/30/36	500	639
Diageo Capital plc	3.875%	4/29/43	5,569	5,599
Diageo Investment Corp.	2.875%	5/11/22	9,485	9,695
Diageo Investment Corp.	7.450%	4/15/35	275	399
Diageo Investment Corp.	4.250%	5/11/42	5,137	5,462
Dignity Health California GO	2.637%	11/1/19	2,250	2,276
Dignity Health California GO	3.125%	11/1/22	900	902
Dignity Health California GO	3.812%	11/1/24	2,050	2,082
Dignity Health California GO	4.500%	11/1/42	5,300	5,029
Dignity Health California GO	5.267%	11/1/64	1,000	1,026
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	4,785	4,832
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	3,475	3,459
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,725	2,717
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	3,350	3,399
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	3,650	3,698
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	3,500	3,293
8 Dr Pepper Snapple Group Inc.	3.430%	6/15/27	725	731
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	5,075	5,088
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	305	428
8 Dr Pepper Snapple Group Inc.	4.500%	11/15/45	2,575	2,723
Duke University Health System Inc.	3.920%	6/1/47	4,300	4,344
Edwards Lifesciences Corp.	2.875%	10/15/18	4,925	4,971
Eli Lilly & Co.	1.950%	3/15/19	9,250	9,294
Eli Lilly & Co.	2.350%	5/15/22	1,500	1,502
Eli Lilly & Co.	2.750%	6/1/25	4,550	4,540
Eli Lilly & Co.	3.100%	5/15/27	5,500	5,542
Eli Lilly & Co.	5.550%	3/15/37	3,210	3,972

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Eli Lilly & Co.	3.700%	3/1/45	6,950	6,864
Eli Lilly & Co.	3.950%	5/15/47	5,675	5,896
Estee Lauder Cos. Inc.	1.800%	2/7/20	7,775	7,776
Estee Lauder Cos. Inc.	1.700%	5/10/21	2,925	2,874
Estee Lauder Cos. Inc.	3.150%	3/15/27	4,300	4,336
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,300	1,631
Estee Lauder Cos. Inc.	4.375%	6/15/45	4,125	4,426
Estee Lauder Cos. Inc.	4.150%	3/15/47	5,200	5,444
Express Scripts Holding Co.	3.300%	2/25/21	1,750	1,792
Express Scripts Holding Co.	4.750%	11/15/21	8,617	9,317
Express Scripts Holding Co.	3.900%	2/15/22	13,256	13,877
Express Scripts Holding Co.	3.000%	7/15/23	12,150	12,111
Express Scripts Holding Co.	3.500%	6/15/24	12,880	12,999
Express Scripts Holding Co.	4.500%	2/25/26	9,850	10,420
Express Scripts Holding Co.	3.400%	3/1/27	13,040	12,683
Express Scripts Holding Co.	6.125%	11/15/41	577	689
Express Scripts Holding Co.	4.800%	7/15/46	17,300	17,704
Flowers Foods Inc.	4.375%	4/1/22	4,725	5,042
Flowers Foods Inc.	3.500%	10/1/26	1,950	1,914
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	597
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	3,100	3,155
Genentech Inc.	5.250%	7/15/35	600	712
General Mills Inc.	5.650%	2/15/19	10,075	10,676
General Mills Inc.	2.200%	10/21/19	11,650	11,721
General Mills Inc.	3.150%	12/15/21	5,875	6,042
General Mills Inc.	3.650%	2/15/24	1,325	1,382
General Mills Inc.	3.200%	2/10/27	4,500	4,463
General Mills Inc.	5.400%	6/15/40	3,500	4,079
General Mills Inc.	4.150%	2/15/43	1,500	1,492
Gilead Sciences Inc.	1.850%	9/4/18	6,125	6,139
Gilead Sciences Inc.	2.050%	4/1/19	5,245	5,266
Gilead Sciences Inc.	2.350%	2/1/20	4,025	4,060
Gilead Sciences Inc.	2.550%	9/1/20	13,003	13,171
Gilead Sciences Inc.	4.500%	4/1/21	8,450	9,096
Gilead Sciences Inc.	4.400%	12/1/21	17,764	19,164
Gilead Sciences Inc.	1.950%	3/1/22	4,375	4,283
Gilead Sciences Inc.	3.250%	9/1/22	5,575	5,774
Gilead Sciences Inc.	2.500%	9/1/23	8,000	7,879
Gilead Sciences Inc.	3.700%	4/1/24	17,500	18,252
Gilead Sciences Inc.	3.500%	2/1/25	9,060	9,290
Gilead Sciences Inc.	3.650%	3/1/26	18,460	18,970
Gilead Sciences Inc.	2.950%	3/1/27	9,525	9,228
Gilead Sciences Inc.	4.600%	9/1/35	4,075	4,376
Gilead Sciences Inc.	4.000%	9/1/36	1,975	1,982
Gilead Sciences Inc.	5.650%	12/1/41	5,460	6,593
Gilead Sciences Inc.	4.800%	4/1/44	13,125	14,489
Gilead Sciences Inc.	4.500%	2/1/45	12,850	13,601
Gilead Sciences Inc.	4.750%	3/1/46	20,570	22,472
Gilead Sciences Inc.	4.150%	3/1/47	15,625	15,725
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	3,581	3,621
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	875	1,042
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	18,010	24,450
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	3,625	3,866
GlaxoSmithKline Capital plc	2.850%	5/8/22	10,450	10,679

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Hackensack Meridian Health	4.500%	7/1/57	2,100	2,215
Hasbro Inc.	3.150%	5/15/21	3,200	3,264
Hasbro Inc.	6.350%	3/15/40	2,700	3,299
Hasbro Inc.	5.100%	5/15/44	4,513	4,792
Hershey Co.	1.600%	8/21/18	1,800	1,802
Hershey Co.	4.125%	12/1/20	2,195	2,344
Hershey Co.	2.625%	5/1/23	2,750	2,760
Hershey Co.	3.200%	8/21/25	1,695	1,720
Hershey Co.	2.300%	8/15/26	4,075	3,830
Hillshire Brands Co.	4.100%	9/15/20	1,250	1,308
Ingredion Inc.	4.625%	11/1/20	890	950
Ingredion Inc.	3.200%	10/1/26	4,000	3,940
JM Smucker Co.	2.500%	3/15/20	7,414	7,488
JM Smucker Co.	3.500%	10/15/21	7,245	7,543
JM Smucker Co.	3.000%	3/15/22	2,605	2,654
JM Smucker Co.	3.500%	3/15/25	6,800	6,971
JM Smucker Co.	4.250%	3/15/35	2,600	2,701
JM Smucker Co.	4.375%	3/15/45	6,400	6,720
Johns Hopkins Health System Corp.	3.837%	5/15/46	3,100	3,108
Johnson & Johnson	5.150%	7/15/18	4,250	4,408
Johnson & Johnson	1.650%	12/5/18	5,850	5,856
Johnson & Johnson	1.125%	3/1/19	6,000	5,961
Johnson & Johnson	1.875%	12/5/19	3,500	3,511
Johnson & Johnson	2.950%	9/1/20	9,300	9,622
Johnson & Johnson	1.650%	3/1/21	10,550	10,447
Johnson & Johnson	3.550%	5/15/21	2,325	2,464
Johnson & Johnson	2.450%	12/5/21	5,000	5,080
Johnson & Johnson	2.250%	3/3/22	9,650	9,706
Johnson & Johnson	2.050%	3/1/23	8,369	8,272
Johnson & Johnson	6.730%	11/15/23	1,203	1,495
Johnson & Johnson	3.375%	12/5/23	6,875	7,301
Johnson & Johnson	2.450%	3/1/26	14,975	14,608
Johnson & Johnson	2.950%	3/3/27	10,000	10,143
Johnson & Johnson	6.950%	9/1/29	1,700	2,317
Johnson & Johnson	4.950%	5/15/33	1,800	2,164
Johnson & Johnson	4.375%	12/5/33	12,104	13,888
Johnson & Johnson	3.550%	3/1/36	5,400	5,577
Johnson & Johnson	3.625%	3/3/37	12,825	13,382
Johnson & Johnson	5.950%	8/15/37	1,330	1,790
Johnson & Johnson	5.850%	7/15/38	3,797	5,088
Johnson & Johnson	4.500%	9/1/40	3,125	3,558
Johnson & Johnson	4.850%	5/15/41	200	242
Johnson & Johnson	4.500%	12/5/43	3,650	4,205
Johnson & Johnson	3.700%	3/1/46	17,675	18,077
Johnson & Johnson	3.750%	3/3/47	9,500	9,914
Kaiser Foundation Hospitals	3.500%	4/1/22	1,835	1,917
Kaiser Foundation Hospitals	3.150%	5/1/27	4,200	4,210
Kaiser Foundation Hospitals	4.875%	4/1/42	5,450	6,239
Kaiser Foundation Hospitals	4.150%	5/1/47	11,025	11,385
Kellogg Co.	4.150%	11/15/19	300	315
Kellogg Co.	4.000%	12/15/20	8,805	9,287
Kellogg Co.	2.650%	12/1/23	7,100	6,981
Kellogg Co.	3.250%	4/1/26	4,775	4,753
Kellogg Co.	7.450%	4/1/31	867	1,172
Kellogg Co.	4.500%	4/1/46	8,900	9,188

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	7.500%	11/1/18	800	860
Kimberly-Clark Corp.	1.400%	2/15/19	1,425	1,421
Kimberly-Clark Corp.	1.850%	3/1/20	2,400	2,398
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,293
Kimberly-Clark Corp.	3.875%	3/1/21	4,015	4,251
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,819
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,590
Kimberly-Clark Corp.	3.050%	8/15/25	3,100	3,140
Kimberly-Clark Corp.	2.750%	2/15/26	2,575	2,563
Kimberly-Clark Corp.	6.625%	8/1/37	300	420
Kimberly-Clark Corp.	5.300%	3/1/41	5,350	6,564
Kimberly-Clark Corp.	3.700%	6/1/43	2,025	1,959
Kimberly-Clark Corp.	3.200%	7/30/46	5,000	4,555
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	1,946	2,277
Koninklijke Philips NV	3.750%	3/15/22	7,600	7,998
Koninklijke Philips NV	5.000%	3/15/42	3,600	3,951
Kraft Foods Group Inc.	6.125%	8/23/18	12,252	12,836
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,737
Kraft Foods Group Inc.	3.500%	6/6/22	7,175	7,411
Kraft Foods Group Inc.	6.875%	1/26/39	7,950	10,185
Kraft Foods Group Inc.	6.500%	2/9/40	7,900	9,799
Kraft Foods Group Inc.	5.000%	6/4/42	15,408	16,310
Kraft Heinz Foods Co.	2.000%	7/2/18	15,765	15,804
Kraft Heinz Foods Co.	2.800%	7/2/20	12,450	12,624
Kraft Heinz Foods Co.	3.950%	7/15/25	15,395	15,843
Kraft Heinz Foods Co.	3.000%	6/1/26	16,713	15,967
Kraft Heinz Foods Co.	5.000%	7/15/35	5,280	5,697
Kraft Heinz Foods Co.	5.200%	7/15/45	12,200	13,220
Kraft Heinz Foods Co.	4.375%	6/1/46	23,450	22,821
Kroger Co.	4.450%	2/1/47	11,475	11,050
Laboratory Corp. of America Holdings	2.500%	11/1/18	3,915	3,945
Laboratory Corp. of America Holdings	2.625%	2/1/20	1,500	1,510
Laboratory Corp. of America Holdings	3.200%	2/1/22	6,800	6,919
Laboratory Corp. of America Holdings	3.750%	8/23/22	475	493
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	574
Laboratory Corp. of America Holdings	3.600%	2/1/25	5,425	5,490
Laboratory Corp. of America Holdings	4.700%	2/1/45	6,125	6,364
Life Technologies Corp.	6.000%	3/1/20	3,690	4,019
Life Technologies Corp.	5.000%	1/15/21	2,175	2,329
Mattel Inc.	2.350%	5/6/19	940	940
Mattel Inc.	2.350%	8/15/21	3,400	3,331
Mattel Inc.	3.150%	3/15/23	1,600	1,579
Mattel Inc.	5.450%	11/1/41	3,905	4,087
5 Mayo Clinic	3.774%	11/15/43	5,125	5,102
5 Mayo Clinic	4.000%	11/15/47	1,375	1,403
5 Mayo Clinic	4.128%	11/15/52	1,125	1,196
McCormick & Co. Inc.	3.900%	7/15/21	875	927
McKesson Corp.	7.500%	2/15/19	4,405	4,777
McKesson Corp.	2.284%	3/15/19	5,950	5,983
McKesson Corp.	4.750%	3/1/21	4,180	4,488
McKesson Corp.	2.700%	12/15/22	5,600	5,550
McKesson Corp.	2.850%	3/15/23	1,500	1,494
McKesson Corp.	3.796%	3/15/24	9,200	9,595
McKesson Corp.	6.000%	3/1/41	5,225	6,374

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
McKesson Corp.	4.883%	3/15/44	2,650	2,902
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,509	2,665
Mead Johnson Nutrition Co.	3.000%	11/15/20	5,775	5,921
Mead Johnson Nutrition Co.	4.125%	11/15/25	5,935	6,380
Mead Johnson Nutrition Co.	5.900%	11/1/39	5,535	6,924
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,375	3,747
Medco Health Solutions Inc.	4.125%	9/15/20	590	617
Medtronic Global Holdings SCA	1.700%	3/28/19	400	400
Medtronic Global Holdings SCA	3.350%	4/1/27	4,000	4,080
Medtronic Inc.	5.600%	3/15/19	1,000	1,061
Medtronic Inc.	2.500%	3/15/20	27,567	27,966
Medtronic Inc.	4.125%	3/15/21	590	628
Medtronic Inc.	3.125%	3/15/22	17,233	17,747
Medtronic Inc.	3.150%	3/15/22	23,908	24,743
Medtronic Inc.	3.625%	3/15/24	5,000	5,259
Medtronic Inc.	3.500%	3/15/25	31,875	33,072
Medtronic Inc.	4.375%	3/15/35	22,417	24,544
Medtronic Inc.	6.500%	3/15/39	500	669
Medtronic Inc.	5.550%	3/15/40	1,725	2,091
Medtronic Inc.	4.500%	3/15/42	7,419	8,093
Medtronic Inc.	4.625%	3/15/44	3,838	4,282
6 Medtronic Inc.	4.625%	3/15/45	31,365	35,237
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	817
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,430	4,507
Memorial Sloan-Kettering Cancer Center
New York GO	4.200%	7/1/55	1,700	1,755
Merck & Co. Inc.	1.850%	2/10/20	7,000	7,008
Merck & Co. Inc.	3.875%	1/15/21	3,375	3,574
Merck & Co. Inc.	2.350%	2/10/22	10,259	10,322
Merck & Co. Inc.	2.400%	9/15/22	10,820	10,889
Merck & Co. Inc.	2.800%	5/18/23	8,950	9,121
6 Merck & Co. Inc.	2.750%	2/10/25	11,228	11,167
Merck & Co. Inc.	6.500%	12/1/33	2,672	3,613
Merck & Co. Inc.	6.550%	9/15/37	3,465	4,786
Merck & Co. Inc.	3.600%	9/15/42	3,230	3,155
Merck & Co. Inc.	4.150%	5/18/43	13,420	14,321
Merck & Co. Inc.	3.700%	2/10/45	14,459	14,329
Merck Sharp & Dohme Corp.	5.000%	6/30/19	9,845	10,459
Merck Sharp & Dohme Corp.	5.750%	11/15/36	3,900	4,946
8 Molson Coors Brewing Co.	1.900%	3/15/19	4,800	4,794
Molson Coors Brewing Co.	1.450%	7/15/19	1,750	1,730
8 Molson Coors Brewing Co.	2.250%	3/15/20	4,800	4,804
Molson Coors Brewing Co.	2.100%	7/15/21	5,213	5,126
Molson Coors Brewing Co.	3.500%	5/1/22	1,050	1,088
Molson Coors Brewing Co.	3.000%	7/15/26	14,176	13,674
Molson Coors Brewing Co.	5.000%	5/1/42	5,625	6,220
Molson Coors Brewing Co.	4.200%	7/15/46	15,450	15,265
Mondelez International Inc.	6.500%	2/9/40	5,365	6,866
Mylan Inc.	2.550%	3/28/19	5,462	5,501
8 Mylan Inc.	3.125%	1/15/23	350	349
Mylan Inc.	4.200%	11/29/23	9,210	9,653
Mylan Inc.	5.400%	11/29/43	3,270	3,597

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Mylan NV	2.500%	6/7/19	3,800	3,824
Mylan NV	3.750%	12/15/20	350	363
Mylan NV	3.150%	6/15/21	11,652	11,818
6 Mylan NV	3.950%	6/15/26	16,390	16,602
Mylan NV	5.250%	6/15/46	7,075	7,750
New York & Presbyterian Hospital	4.024%	8/1/45	4,390	4,480
New York & Presbyterian Hospital	4.063%	8/1/56	4,575	4,575
Newell Brands Inc.	2.150%	10/15/18	1,600	1,604
Newell Brands Inc.	2.875%	12/1/19	3,825	3,885
Newell Brands Inc.	3.150%	4/1/21	7,392	7,568
Newell Brands Inc.	3.850%	4/1/23	16,850	17,682
Newell Brands Inc.	4.000%	12/1/24	7,930	8,308
Newell Brands Inc.	3.900%	11/1/25	3,825	3,974
Newell Brands Inc.	4.200%	4/1/26	17,931	19,020
Newell Brands Inc.	5.375%	4/1/36	4,325	5,027
6 Newell Brands Inc.	5.500%	4/1/46	15,150	18,267
Northwell Healthcare Inc.	3.979%	11/1/46	6,000	5,602
Novartis Capital Corp.	1.800%	2/14/20	21,125	21,131
Novartis Capital Corp.	4.400%	4/24/20	7,300	7,787
Novartis Capital Corp.	2.400%	5/17/22	23,825	24,001
Novartis Capital Corp.	2.400%	9/21/22	21,075	21,138
Novartis Capital Corp.	3.400%	5/6/24	2,528	2,634
Novartis Capital Corp.	3.000%	11/20/25	7,250	7,314
Novartis Capital Corp.	3.100%	5/17/27	10,825	10,944
Novartis Capital Corp.	3.700%	9/21/42	2,575	2,591
Novartis Capital Corp.	4.400%	5/6/44	16,442	18,203
Novartis Capital Corp.	4.000%	11/20/45	7,800	8,135
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,540	11,094
NYU Hospitals Center	4.784%	7/1/44	3,325	3,652
5 NYU Hospitals Center	4.368%	7/1/47	3,550	3,703
Ochsner Clinic Foundation	5.897%	5/15/45	275	347
Partners Healthcare System Inc.	4.117%	7/1/55	2,500	2,493
PepsiCo Inc.	2.250%	1/7/19	9,075	9,167
PepsiCo Inc.	1.550%	5/2/19	9,000	8,997
PepsiCo Inc.	1.350%	10/4/19	5,400	5,351
PepsiCo Inc.	4.500%	1/15/20	2,800	2,992
PepsiCo Inc.	1.850%	4/30/20	10,100	10,093
PepsiCo Inc.	2.150%	10/14/20	11,625	11,737
PepsiCo Inc.	3.125%	11/1/20	5,425	5,635
PepsiCo Inc.	3.000%	8/25/21	12,420	12,826
PepsiCo Inc.	1.700%	10/6/21	6,125	5,987
PepsiCo Inc.	2.750%	3/5/22	17,895	18,274
PepsiCo Inc.	2.250%	5/2/22	5,475	5,470
PepsiCo Inc.	3.100%	7/17/22	3,425	3,540
PepsiCo Inc.	2.750%	3/1/23	6,750	6,832
PepsiCo Inc.	3.600%	3/1/24	1,200	1,266
PepsiCo Inc.	2.750%	4/30/25	6,700	6,653
PepsiCo Inc.	3.500%	7/17/25	3,925	4,098
PepsiCo Inc.	2.850%	2/24/26	2,000	1,992
PepsiCo Inc.	2.375%	10/6/26	8,400	7,998
PepsiCo Inc.	5.500%	1/15/40	8,075	10,024
PepsiCo Inc.	4.875%	11/1/40	6,625	7,650
PepsiCo Inc.	4.000%	3/5/42	7,600	7,765
PepsiCo Inc.	3.600%	8/13/42	4,100	3,928

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
PepsiCo Inc.	4.250%	10/22/44	3,675	3,888
PepsiCo Inc.	4.600%	7/17/45	4,860	5,417
PepsiCo Inc.	4.450%	4/14/46	10,000	10,887
PepsiCo Inc.	3.450%	10/6/46	8,475	7,979
PepsiCo Inc.	4.000%	5/2/47	8,300	8,427
PerkinElmer Inc.	5.000%	11/15/21	3,060	3,316
Perrigo Finance Unlimited Co.	3.500%	3/15/21	1,264	1,301
Perrigo Finance Unlimited Co.	3.500%	12/15/21	2,023	2,100
Perrigo Finance Unlimited Co.	3.900%	12/15/24	4,500	4,564
Perrigo Finance Unlimited Co.	4.375%	3/15/26	5,800	5,984
Perrigo Finance Unlimited Co.	4.900%	12/15/44	2,901	2,956
Pfizer Inc.	2.100%	5/15/19	10,500	10,595
Pfizer Inc.	1.450%	6/3/19	10,500	10,465
Pfizer Inc.	1.700%	12/15/19	11,000	11,006
Pfizer Inc.	1.950%	6/3/21	11,750	11,720
Pfizer Inc.	2.200%	12/15/21	3,000	3,008
Pfizer Inc.	3.000%	6/15/23	5,000	5,160
Pfizer Inc.	3.400%	5/15/24	650	681
Pfizer Inc.	2.750%	6/3/26	8,850	8,698
Pfizer Inc.	3.000%	12/15/26	29,000	29,023
Pfizer Inc.	4.000%	12/15/36	14,450	15,311
Pfizer Inc.	7.200%	3/15/39	11,540	17,282
Pfizer Inc.	4.300%	6/15/43	8,706	9,356
Pfizer Inc.	4.400%	5/15/44	6,925	7,593
Pfizer Inc.	4.125%	12/15/46	10,000	10,532
Pharmacia LLC	6.500%	12/1/18	6,000	6,395
Pharmacia LLC	6.600%	12/1/28	4,723	6,178
Philip Morris International Inc.	1.875%	1/15/19	5,750	5,756
Philip Morris International Inc.	1.625%	2/21/19	5,000	4,986
Philip Morris International Inc.	1.375%	2/25/19	2,400	2,385
Philip Morris International Inc.	2.000%	2/21/20	8,050	8,065
Philip Morris International Inc.	4.500%	3/26/20	375	400
Philip Morris International Inc.	1.875%	2/25/21	10,000	9,888
Philip Morris International Inc.	4.125%	5/17/21	4,458	4,749
Philip Morris International Inc.	2.900%	11/15/21	3,500	3,577
Philip Morris International Inc.	2.625%	2/18/22	5,000	5,032
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,994
Philip Morris International Inc.	2.625%	3/6/23	2,500	2,488
Philip Morris International Inc.	2.125%	5/10/23	4,230	4,095
Philip Morris International Inc.	3.600%	11/15/23	7,300	7,617
Philip Morris International Inc.	3.250%	11/10/24	5,100	5,193
Philip Morris International Inc.	3.375%	8/11/25	2,850	2,918
Philip Morris International Inc.	2.750%	2/25/26	14,225	13,882
Philip Morris International Inc.	6.375%	5/16/38	5,600	7,363
Philip Morris International Inc.	4.375%	11/15/41	5,643	5,905
Philip Morris International Inc.	4.500%	3/20/42	6,290	6,666
Philip Morris International Inc.	3.875%	8/21/42	5,414	5,280
Philip Morris International Inc.	4.125%	3/4/43	4,975	5,032
Philip Morris International Inc.	4.875%	11/15/43	10,725	11,978
Philip Morris International Inc.	4.250%	11/10/44	10,260	10,558
5 Procter & Gamble - Esop	9.360%	1/1/21	887	1,018
Procter & Gamble Co.	1.900%	11/1/19	3,925	3,943
Procter & Gamble Co.	1.850%	2/2/21	3,400	3,385
Procter & Gamble Co.	1.700%	11/3/21	6,955	6,850

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	2.300%	2/6/22	7,164	7,236
Procter & Gamble Co.	3.100%	8/15/23	7,975	8,273
Procter & Gamble Co.	2.700%	2/2/26	5,500	5,475
Procter & Gamble Co.	2.450%	11/3/26	9,000	8,808
Procter & Gamble Co.	5.550%	3/5/37	4,055	5,429
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	1,250	1,200
Quest Diagnostics Inc.	2.700%	4/1/19	1,475	1,492
Quest Diagnostics Inc.	4.750%	1/30/20	2,500	2,657
Quest Diagnostics Inc.	2.500%	3/30/20	2,250	2,262
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,434
Quest Diagnostics Inc.	4.250%	4/1/24	3,300	3,498
Quest Diagnostics Inc.	3.500%	3/30/25	1,250	1,261
Quest Diagnostics Inc.	3.450%	6/1/26	5,900	5,900
Quest Diagnostics Inc.	5.750%	1/30/40	876	979
Quest Diagnostics Inc.	4.700%	3/30/45	1,250	1,315
Reynolds American Inc.	8.125%	6/23/19	2,825	3,150
Reynolds American Inc.	6.875%	5/1/20	200	225
Reynolds American Inc.	3.250%	6/12/20	7,010	7,216
Reynolds American Inc.	4.000%	6/12/22	5,100	5,409
Reynolds American Inc.	4.850%	9/15/23	845	932
Reynolds American Inc.	4.450%	6/12/25	23,500	25,186
Reynolds American Inc.	5.700%	8/15/35	5,020	5,945
Reynolds American Inc.	7.250%	6/15/37	875	1,188
Reynolds American Inc.	8.125%	5/1/40	2,239	3,153
Reynolds American Inc.	7.000%	8/4/41	2,040	2,603
Reynolds American Inc.	5.850%	8/15/45	16,315	20,011
RWJ Barnabas Health Inc.	3.949%	7/1/46	2,900	2,874
Sanofi	4.000%	3/29/21	10,365	11,015
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	42,550	42,324
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	28,000	27,594
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	36,600	36,150
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	400	391
SSM Health Care Corp.	3.823%	6/1/27	3,600	3,684
Stryker Corp.	2.000%	3/8/19	3,600	3,611
Stryker Corp.	4.375%	1/15/20	700	738
Stryker Corp.	2.625%	3/15/21	8,250	8,333
Stryker Corp.	3.375%	5/15/24	9,500	9,743
Stryker Corp.	3.375%	11/1/25	6,190	6,291
Stryker Corp.	3.500%	3/15/26	8,697	8,907
Stryker Corp.	4.375%	5/15/44	2,575	2,663
Stryker Corp.	4.625%	3/15/46	7,410	8,059
Sysco Corp.	1.900%	4/1/19	3,300	3,299
Sysco Corp.	2.600%	10/1/20	6,800	6,879
Sysco Corp.	2.500%	7/15/21	1,825	1,830
Sysco Corp.	3.750%	10/1/25	4,575	4,752
Sysco Corp.	3.300%	7/15/26	5,250	5,193
Sysco Corp.	3.250%	7/15/27	9,175	9,028
Sysco Corp.	5.375%	9/21/35	2,548	2,950
Sysco Corp.	4.500%	4/1/46	5,800	6,116
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,889	6,078
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	6,474	6,449
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,762	2,071
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,328	1,371
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,075	10,072

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Teva Pharmaceutical Finance Netherlands
III BV	1.400%	7/20/18	21,000	20,938
Teva Pharmaceutical Finance Netherlands
III BV	1.700%	7/19/19	23,350	23,148
Teva Pharmaceutical Finance Netherlands
III BV	2.200%	7/21/21	21,735	21,306
Teva Pharmaceutical Finance Netherlands
III BV	2.800%	7/21/23	20,175	19,628
Teva Pharmaceutical Finance Netherlands
III BV	3.150%	10/1/26	23,814	22,599
Teva Pharmaceutical Finance Netherlands
III BV	4.100%	10/1/46	16,600	15,218
5 Texas Health Resources	4.330%	11/15/55	900	943
The Kroger Co.	6.800%	12/15/18	2,400	2,561
The Kroger Co.	2.000%	1/15/19	925	924
The Kroger Co.	2.300%	1/15/19	6,845	6,875
The Kroger Co.	1.500%	9/30/19	2,100	2,069
The Kroger Co.	6.150%	1/15/20	4,150	4,543
The Kroger Co.	3.300%	1/15/21	3,100	3,170
The Kroger Co.	2.600%	2/1/21	5,200	5,197
The Kroger Co.	2.950%	11/1/21	13,561	13,671
The Kroger Co.	3.850%	8/1/23	4,500	4,676
The Kroger Co.	4.000%	2/1/24	2,143	2,219
The Kroger Co.	3.500%	2/1/26	2,000	1,978
The Kroger Co.	2.650%	10/15/26	5,405	4,983
The Kroger Co.	7.700%	6/1/29	3,200	4,198
The Kroger Co.	8.000%	9/15/29	6,375	8,594
The Kroger Co.	7.500%	4/1/31	1,125	1,495
The Kroger Co.	6.900%	4/15/38	3,552	4,492
The Kroger Co.	5.000%	4/15/42	850	870
The Kroger Co.	5.150%	8/1/43	1,000	1,042
The Kroger Co.	3.875%	10/15/46	3,800	3,347
The Pepsi Bottling Group Inc.	7.000%	3/1/29	4,975	6,749
Thermo Fisher Scientific Inc.	2.150%	12/14/18	2,500	2,489
Thermo Fisher Scientific Inc.	2.400%	2/1/19	245	247
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	558
Thermo Fisher Scientific Inc.	4.500%	3/1/21	7,950	8,468
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,225	7,505
Thermo Fisher Scientific Inc.	3.300%	2/15/22	6,845	7,055
Thermo Fisher Scientific Inc.	3.150%	1/15/23	2,950	2,997
Thermo Fisher Scientific Inc.	3.000%	4/15/23	6,000	6,058
Thermo Fisher Scientific Inc.	4.150%	2/1/24	275	293
Thermo Fisher Scientific Inc.	3.650%	12/15/25	7,975	8,203
Thermo Fisher Scientific Inc.	2.950%	9/19/26	9,270	9,064
Thermo Fisher Scientific Inc.	5.300%	2/1/44	8,250	9,662
Trinity Health Corp.	4.125%	12/1/45	1,995	1,992
Tupperware Brands Corp.	4.750%	6/1/21	3,870	4,125
Tyson Foods Inc.	2.650%	8/15/19	7,025	7,115
Tyson Foods Inc.	4.500%	6/15/22	13,450	14,538
Tyson Foods Inc.	3.950%	8/15/24	9,473	9,915
6 Tyson Foods Inc.	3.550%	6/2/27	10,100	10,218
Tyson Foods Inc.	4.875%	8/15/34	6,730	7,373
Tyson Foods Inc.	5.150%	8/15/44	3,150	3,558
Tyson Foods Inc.	4.550%	6/2/47	5,475	5,768

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Unilever Capital Corp.	4.800%	2/15/19	200	209
Unilever Capital Corp.	2.200%	3/6/19	4,205	4,241
Unilever Capital Corp.	2.100%	7/30/20	1,545	1,549
Unilever Capital Corp.	4.250%	2/10/21	10,310	11,025
Unilever Capital Corp.	1.375%	7/28/21	5,700	5,499
6 Unilever Capital Corp.	2.600%	5/5/24	9,925	9,784
Unilever Capital Corp.	3.100%	7/30/25	2,700	2,725
Unilever Capital Corp.	2.000%	7/28/26	6,200	5,697
Unilever Capital Corp.	5.900%	11/15/32	3,125	4,079
Whirlpool Corp.	2.400%	3/1/19	6,900	6,955
Whirlpool Corp.	4.850%	6/15/21	1,625	1,768
Whirlpool Corp.	4.700%	6/1/22	6,700	7,299
Whirlpool Corp.	4.000%	3/1/24	2,175	2,284
Whirlpool Corp.	3.700%	5/1/25	2,400	2,467
Whirlpool Corp.	4.500%	6/1/46	4,425	4,629
Whole Foods Market Inc.	5.200%	12/3/25	7,325	8,403
Wyeth LLC	7.250%	3/1/23	2,000	2,481
Wyeth LLC	6.450%	2/1/24	7,775	9,456
Wyeth LLC	6.500%	2/1/34	3,425	4,538
Wyeth LLC	6.000%	2/15/36	1,680	2,146
Wyeth LLC	5.950%	4/1/37	16,460	21,254
Zeneca Wilmington Inc.	7.000%	11/15/23	5,100	6,287
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	2,745	2,891
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	11,534	11,627
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,550	1,589
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	5,400	5,441
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	14,475	14,611
Zoetis Inc.	3.450%	11/13/20	3,100	3,206
Zoetis Inc.	3.250%	2/1/23	12,350	12,655
Zoetis Inc.	4.500%	11/13/25	3,040	3,325
Zoetis Inc.	4.700%	2/1/43	9,040	9,815

Energy (2.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,122	3,787
Anadarko Finance Co.	7.500%	5/1/31	7,375	9,223
Anadarko Petroleum Corp.	8.700%	3/15/19	3,345	3,695
Anadarko Petroleum Corp.	6.950%	6/15/19	675	732
Anadarko Petroleum Corp.	4.850%	3/15/21	7,500	7,987
Anadarko Petroleum Corp.	3.450%	7/15/24	5,345	5,247
Anadarko Petroleum Corp.	5.550%	3/15/26	20,370	22,715
Anadarko Petroleum Corp.	6.450%	9/15/36	14,380	16,948
Anadarko Petroleum Corp.	7.950%	6/15/39	300	392
Anadarko Petroleum Corp.	6.200%	3/15/40	4,625	5,296
Anadarko Petroleum Corp.	4.500%	7/15/44	1,000	946
Anadarko Petroleum Corp.	6.600%	3/15/46	7,050	8,680
Apache Corp.	6.900%	9/15/18	7,745	8,177
Apache Corp.	3.625%	2/1/21	6,910	7,124
Apache Corp.	3.250%	4/15/22	2,201	2,231
Apache Corp.	6.000%	1/15/37	8,375	9,683
Apache Corp.	5.100%	9/1/40	14,075	14,757
Apache Corp.	5.250%	2/1/42	340	363
Apache Corp.	4.750%	4/15/43	13,424	13,478
Apache Corp.	4.250%	1/15/44	3,900	3,662
Apache Finance Canada Corp.	7.750%	12/15/29	650	859

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Baker Hughes Inc.	3.200%	8/15/21	9,595	9,860
Baker Hughes Inc.	5.125%	9/15/40	6,740	7,699
Boardwalk Pipelines LP	5.750%	9/15/19	3,545	3,763
Boardwalk Pipelines LP	3.375%	2/1/23	2,150	2,122
Boardwalk Pipelines LP	4.950%	12/15/24	575	606
Boardwalk Pipelines LP	5.950%	6/1/26	15,000	16,697
Boardwalk Pipelines LP	4.450%	7/15/27	4,300	4,377
BP Capital Markets plc	2.241%	9/26/18	6,650	6,683
BP Capital Markets plc	4.750%	3/10/19	5,775	6,054
BP Capital Markets plc	1.676%	5/3/19	2,100	2,089
BP Capital Markets plc	2.237%	5/10/19	6,000	6,045
BP Capital Markets plc	2.521%	1/15/20	13,705	13,887
BP Capital Markets plc	2.315%	2/13/20	16,850	16,989
BP Capital Markets plc	4.500%	10/1/20	11,578	12,439
BP Capital Markets plc	4.742%	3/11/21	8,965	9,734
BP Capital Markets plc	2.112%	9/16/21	200	198
BP Capital Markets plc	3.561%	11/1/21	17,824	18,587
BP Capital Markets plc	3.062%	3/17/22	3,900	3,983
BP Capital Markets plc	3.245%	5/6/22	10,075	10,364
BP Capital Markets plc	2.500%	11/6/22	7,675	7,592
BP Capital Markets plc	2.750%	5/10/23	22,515	22,420
BP Capital Markets plc	3.994%	9/26/23	2,700	2,857
BP Capital Markets plc	3.216%	11/28/23	1,800	1,827
BP Capital Markets plc	3.814%	2/10/24	2,200	2,296
BP Capital Markets plc	3.535%	11/4/24	7,225	7,406
BP Capital Markets plc	3.506%	3/17/25	2,675	2,734
BP Capital Markets plc	3.119%	5/4/26	8,681	8,574
BP Capital Markets plc	3.017%	1/16/27	8,500	8,271
BP Capital Markets plc	3.588%	4/14/27	2,100	2,132
BP Capital Markets plc	3.723%	11/28/28	3,700	3,794
Buckeye Partners LP	2.650%	11/15/18	4,175	4,198
Buckeye Partners LP	4.875%	2/1/21	1,000	1,060
Buckeye Partners LP	4.150%	7/1/23	2,800	2,892
Buckeye Partners LP	3.950%	12/1/26	6,300	6,236
Buckeye Partners LP	5.850%	11/15/43	3,525	3,792
Buckeye Partners LP	5.600%	10/15/44	900	944
Burlington Resources Finance Co.	7.200%	8/15/31	9,562	12,628
Burlington Resources Finance Co.	7.400%	12/1/31	2,550	3,458
Canadian Natural Resources Ltd.	3.450%	11/15/21	615	629
Canadian Natural Resources Ltd.	2.950%	1/15/23	8,050	8,021
Canadian Natural Resources Ltd.	3.800%	4/15/24	10,645	10,765
Canadian Natural Resources Ltd.	3.850%	6/1/27	8,400	8,352
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,286
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,325	2,704
Canadian Natural Resources Ltd.	5.850%	2/1/35	2,212	2,452
Canadian Natural Resources Ltd.	6.500%	2/15/37	7,000	8,320
Canadian Natural Resources Ltd.	6.250%	3/15/38	7,743	9,135
Canadian Natural Resources Ltd.	6.750%	2/1/39	2,800	3,391
Canadian Natural Resources Ltd.	4.950%	6/1/47	2,000	2,031
Cenovus Energy Inc.	5.700%	10/15/19	11,000	11,605
Cenovus Energy Inc.	3.000%	8/15/22	4,559	4,342
Cenovus Energy Inc.	3.800%	9/15/23	5,425	5,350
8 Cenovus Energy Inc.	4.250%	4/15/27	6,100	5,813
8 Cenovus Energy Inc.	5.250%	6/15/37	6,900	6,469

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cenovus Energy Inc.	6.750%	11/15/39	12,400	13,036
Cenovus Energy Inc.	4.450%	9/15/42	1,000	834
Cenovus Energy Inc.	5.200%	9/15/43	2,500	2,234
8 Cenovus Energy Inc.	5.400%	6/15/47	13,200	12,210
Chevron Corp.	1.790%	11/16/18	12,000	12,038
Chevron Corp.	1.686%	2/28/19	4,000	4,003
Chevron Corp.	4.950%	3/3/19	7,750	8,161
Chevron Corp.	1.561%	5/16/19	15,935	15,890
Chevron Corp.	2.193%	11/15/19	11,850	11,961
Chevron Corp.	1.961%	3/3/20	13,375	13,410
Chevron Corp.	1.991%	3/3/20	4,100	4,110
Chevron Corp.	2.419%	11/17/20	8,000	8,093
Chevron Corp.	2.100%	5/16/21	9,500	9,466
Chevron Corp.	2.411%	3/3/22	5,150	5,166
Chevron Corp.	2.498%	3/3/22	4,100	4,138
Chevron Corp.	2.355%	12/5/22	18,244	18,149
Chevron Corp.	3.191%	6/24/23	24,283	25,060
Chevron Corp.	2.895%	3/3/24	16,000	16,119
Chevron Corp.	3.326%	11/17/25	400	410
Chevron Corp.	2.954%	5/16/26	13,800	13,708
6 Cimarex Energy Co.	4.375%	6/1/24	5,900	6,195
Cimarex Energy Co.	3.900%	5/15/27	19,400	19,509
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,750	1,793
Columbia Pipeline Group Inc.	4.500%	6/1/25	7,590	8,061
Columbia Pipeline Group Inc.	5.800%	6/1/45	3,800	4,504
Conoco Funding Co.	7.250%	10/15/31	1,475	1,950
ConocoPhillips	5.750%	2/1/19	3,169	3,355
ConocoPhillips	5.900%	10/15/32	1,725	2,060
ConocoPhillips	5.900%	5/15/38	5,661	6,933
ConocoPhillips	6.500%	2/1/39	20,563	26,872
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,471	6,590
ConocoPhillips Co.	2.200%	5/15/20	3,450	3,458
ConocoPhillips Co.	4.200%	3/15/21	6,600	7,015
ConocoPhillips Co.	2.875%	11/15/21	6,745	6,838
ConocoPhillips Co.	2.400%	12/15/22	12,324	12,102
ConocoPhillips Co.	3.350%	11/15/24	2,847	2,901
ConocoPhillips Co.	4.950%	3/15/26	22,035	24,568
ConocoPhillips Co.	4.150%	11/15/34	5,800	5,863
ConocoPhillips Co.	4.300%	11/15/44	6,275	6,394
ConocoPhillips Co.	5.950%	3/15/46	4,100	5,215
ConocoPhillips Holding Co.	6.950%	4/15/29	3,450	4,436
Devon Energy Corp.	4.000%	7/15/21	3,800	3,914
Devon Energy Corp.	3.250%	5/15/22	13,020	12,951
Devon Energy Corp.	5.850%	12/15/25	2,000	2,284
Devon Energy Corp.	7.950%	4/15/32	3,150	4,112
Devon Energy Corp.	5.600%	7/15/41	4,045	4,322
Devon Energy Corp.	4.750%	5/15/42	15,200	14,890
Devon Energy Corp.	5.000%	6/15/45	13,800	14,046
Devon Financing Co. LLC	7.875%	9/30/31	9,625	12,499
Dominion Energy Gas Holdings LLC	2.500%	12/15/19	3,900	3,923
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	2,000	2,020
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	10,379	10,617
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	1,700	1,727
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	5,850	6,201

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	2,650	2,746
Enable Midstream Partners LP	2.400%	5/15/19	2,600	2,571
Enable Midstream Partners LP	3.900%	5/15/24	6,100	6,049
Enable Midstream Partners LP	4.400%	3/15/27	9,000	9,035
Enable Midstream Partners LP	5.000%	5/15/44	1,025	967
Enbridge Energy Partners LP	9.875%	3/1/19	1,230	1,376
Enbridge Energy Partners LP	5.200%	3/15/20	675	715
Enbridge Energy Partners LP	4.200%	9/15/21	9,950	10,406
Enbridge Energy Partners LP	5.875%	10/15/25	2,700	3,078
Enbridge Energy Partners LP	7.500%	4/15/38	6,400	8,092
Enbridge Energy Partners LP	5.500%	9/15/40	3,940	4,135
Enbridge Energy Partners LP	7.375%	10/15/45	3,700	4,777
Enbridge Inc.	2.900%	7/15/22	4,400	4,398
Enbridge Inc.	3.500%	6/10/24	1,100	1,102
Enbridge Inc.	4.250%	12/1/26	10,410	10,886
Enbridge Inc.	3.700%	7/15/27	6,500	6,500
Enbridge Inc.	4.500%	6/10/44	2,725	2,662
Enbridge Inc.	5.500%	12/1/46	4,800	5,465
Encana Corp.	6.500%	5/15/19	4,750	5,075
Encana Corp.	3.900%	11/15/21	3,500	3,570
Encana Corp.	8.125%	9/15/30	1,400	1,781
Encana Corp.	6.500%	8/15/34	9,300	10,611
Encana Corp.	6.625%	8/15/37	4,005	4,623
Encana Corp.	6.500%	2/1/38	3,900	4,476
Energy Transfer LP	6.700%	7/1/18	948	991
Energy Transfer LP	9.700%	3/15/19	1,296	1,452
Energy Transfer LP	9.000%	4/15/19	1,714	1,910
Energy Transfer LP	4.150%	10/1/20	4,500	4,675
Energy Transfer LP	4.650%	6/1/21	3,727	3,956
Energy Transfer LP	5.200%	2/1/22	8,497	9,143
Energy Transfer LP	3.600%	2/1/23	4,375	4,399
Energy Transfer LP	4.900%	2/1/24	1,620	1,715
Energy Transfer LP	4.050%	3/15/25	18,485	18,520
Energy Transfer LP	4.750%	1/15/26	15,905	16,572
Energy Transfer LP	4.200%	4/15/27	8,300	8,279
Energy Transfer LP	8.250%	11/15/29	400	521
Energy Transfer LP	4.900%	3/15/35	2,950	2,881
Energy Transfer LP	6.625%	10/15/36	1,750	1,975
Energy Transfer LP	7.500%	7/1/38	3,257	3,977
Energy Transfer LP	6.050%	6/1/41	11,845	12,603
Energy Transfer LP	6.500%	2/1/42	9,926	11,064
Energy Transfer LP	5.150%	2/1/43	5,700	5,464
Energy Transfer LP	5.150%	3/15/45	6,380	6,194
Energy Transfer LP	6.125%	12/15/45	2,600	2,831
Energy Transfer LP	5.300%	4/15/47	10,800	10,729
Eni USA Inc.	7.300%	11/15/27	100	126
EnLink Midstream Partners LP	2.700%	4/1/19	850	850
EnLink Midstream Partners LP	4.400%	4/1/24	18,827	19,204
EnLink Midstream Partners LP	4.150%	6/1/25	925	917
EnLink Midstream Partners LP	4.850%	7/15/26	7,800	8,112
EnLink Midstream Partners LP	5.600%	4/1/44	3,500	3,561
EnLink Midstream Partners LP	5.050%	4/1/45	440	419
EnLink Midstream Partners LP	5.450%	6/1/47	1,000	1,005
Enterprise Products Operating LLC	6.500%	1/31/19	7,050	7,521
Enterprise Products Operating LLC	2.550%	10/15/19	6,900	6,960

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	5.200%	9/1/20	8,600	9,338
Enterprise Products Operating LLC	2.850%	4/15/21	1,000	1,009
Enterprise Products Operating LLC	4.050%	2/15/22	500	528
Enterprise Products Operating LLC	3.350%	3/15/23	5,500	5,647
Enterprise Products Operating LLC	3.900%	2/15/24	8,725	9,075
Enterprise Products Operating LLC	3.750%	2/15/25	15,025	15,476
Enterprise Products Operating LLC	3.950%	2/15/27	4,000	4,146
Enterprise Products Operating LLC	6.875%	3/1/33	7,343	9,304
Enterprise Products Operating LLC	6.650%	10/15/34	235	294
Enterprise Products Operating LLC	7.550%	4/15/38	3,130	4,283
Enterprise Products Operating LLC	6.125%	10/15/39	1,695	2,052
Enterprise Products Operating LLC	6.450%	9/1/40	2,425	3,043
Enterprise Products Operating LLC	5.950%	2/1/41	10,065	12,020
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,838
Enterprise Products Operating LLC	4.850%	8/15/42	5,563	5,886
Enterprise Products Operating LLC	4.450%	2/15/43	13,617	13,591
Enterprise Products Operating LLC	4.850%	3/15/44	11,020	11,735
Enterprise Products Operating LLC	5.100%	2/15/45	1,490	1,635
Enterprise Products Operating LLC	4.900%	5/15/46	6,750	7,261
Enterprise Products Operating LLC	4.950%	10/15/54	2,125	2,225
EOG Resources Inc.	4.400%	6/1/20	1,880	1,990
EOG Resources Inc.	4.100%	2/1/21	9,450	9,964
EOG Resources Inc.	2.625%	3/15/23	13,400	13,223
EOG Resources Inc.	3.150%	4/1/25	400	396
EOG Resources Inc.	4.150%	1/15/26	2,500	2,632
EOG Resources Inc.	3.900%	4/1/35	2,900	2,830
EQT Corp.	8.125%	6/1/19	5,725	6,288
EQT Corp.	4.875%	11/15/21	2,100	2,252
EQT Midstream Partners LP	4.125%	12/1/26	3,600	3,635
Exxon Mobil Corp.	1.819%	3/15/19	2,250	2,259
Exxon Mobil Corp.	1.912%	3/6/20	13,382	13,407
Exxon Mobil Corp.	2.222%	3/1/21	22,550	22,687
Exxon Mobil Corp.	2.397%	3/6/22	27,250	27,392
Exxon Mobil Corp.	2.726%	3/1/23	26,400	26,659
Exxon Mobil Corp.	3.176%	3/15/24	250	257
Exxon Mobil Corp.	2.709%	3/6/25	4,600	4,565
Exxon Mobil Corp.	3.567%	3/6/45	4,850	4,688
Exxon Mobil Corp.	4.114%	3/1/46	18,650	19,658
Halliburton Co.	2.000%	8/1/18	4,350	4,353
Halliburton Co.	3.250%	11/15/21	4,425	4,532
Halliburton Co.	3.500%	8/1/23	5,450	5,604
Halliburton Co.	3.800%	11/15/25	21,500	22,057
Halliburton Co.	4.850%	11/15/35	10,950	11,691
Halliburton Co.	6.700%	9/15/38	5,320	6,820
Halliburton Co.	7.450%	9/15/39	1,859	2,551
Halliburton Co.	4.500%	11/15/41	2,707	2,682
Halliburton Co.	4.750%	8/1/43	8,425	8,664
Halliburton Co.	5.000%	11/15/45	11,875	12,657
Hess Corp.	3.500%	7/15/24	1,600	1,551
Hess Corp.	4.300%	4/1/27	11,500	11,231
Hess Corp.	7.875%	10/1/29	1,900	2,275
Hess Corp.	7.300%	8/15/31	950	1,093
Hess Corp.	7.125%	3/15/33	2,050	2,324
Hess Corp.	6.000%	1/15/40	12,640	12,856

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Hess Corp.	5.600%	2/15/41	9,330	9,135
Hess Corp.	5.800%	4/1/47	6,050	6,099
HollyFrontier Corp.	5.875%	4/1/26	2,350	2,492
Husky Energy Inc.	6.150%	6/15/19	250	267
Husky Energy Inc.	7.250%	12/15/19	2,020	2,246
Husky Energy Inc.	3.950%	4/15/22	24,800	25,764
Husky Energy Inc.	4.000%	4/15/24	4,500	4,558
Husky Energy Inc.	6.800%	9/15/37	4,310	5,402
Kerr-McGee Corp.	6.950%	7/1/24	5,505	6,468
Kerr-McGee Corp.	7.875%	9/15/31	775	988
Kinder Morgan Energy Partners LP	2.650%	2/1/19	13,350	13,445
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	5,657
Kinder Morgan Energy Partners LP	6.850%	2/15/20	10,075	11,141
Kinder Morgan Energy Partners LP	6.500%	4/1/20	4,961	5,434
Kinder Morgan Energy Partners LP	5.300%	9/15/20	1,400	1,513
Kinder Morgan Energy Partners LP	5.000%	10/1/21	11,940	12,830
Kinder Morgan Energy Partners LP	4.150%	3/1/22	4,426	4,611
Kinder Morgan Energy Partners LP	3.950%	9/1/22	9,440	9,730
Kinder Morgan Energy Partners LP	3.450%	2/15/23	8,700	8,736
Kinder Morgan Energy Partners LP	3.500%	9/1/23	8,783	8,808
Kinder Morgan Energy Partners LP	4.300%	5/1/24	5,900	6,104
Kinder Morgan Energy Partners LP	4.250%	9/1/24	8,612	8,890
Kinder Morgan Energy Partners LP	7.400%	3/15/31	1,980	2,400
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,000	2,402
Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,250	7,072
Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,815	6,947
Kinder Morgan Energy Partners LP	6.500%	9/1/39	8,425	9,622
Kinder Morgan Energy Partners LP	6.550%	9/15/40	4,500	5,139
Kinder Morgan Energy Partners LP	7.500%	11/15/40	150	187
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	4,059
Kinder Morgan Energy Partners LP	5.625%	9/1/41	7,500	7,775
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,575	2,516
Kinder Morgan Energy Partners LP	4.700%	11/1/42	6,400	6,053
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	976
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,000	1,029
Kinder Morgan Inc.	6.500%	9/15/20	1,500	1,665
Kinder Morgan Inc.	4.300%	6/1/25	12,000	12,447
Kinder Morgan Inc.	7.800%	8/1/31	2,730	3,435
Kinder Morgan Inc.	7.750%	1/15/32	5,450	6,893
Kinder Morgan Inc.	5.300%	12/1/34	5,000	5,165
Kinder Morgan Inc.	5.550%	6/1/45	19,855	21,138
Kinder Morgan Inc.	5.050%	2/15/46	10,027	10,054
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	7,326
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,181
Magellan Midstream Partners LP	5.000%	3/1/26	4,500	4,982
Magellan Midstream Partners LP	5.150%	10/15/43	1,675	1,833
Magellan Midstream Partners LP	4.250%	9/15/46	2,800	2,735
Marathon Oil Corp.	2.700%	6/1/20	6,060	6,007
Marathon Oil Corp.	2.800%	11/1/22	7,600	7,296
Marathon Oil Corp.	3.850%	6/1/25	5,720	5,591
Marathon Oil Corp.	6.800%	3/15/32	2,770	3,095
Marathon Oil Corp.	6.600%	10/1/37	7,341	8,093
Marathon Oil Corp.	5.200%	6/1/45	9,050	8,699
Marathon Petroleum Corp.	2.700%	12/14/18	5,000	5,040

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Marathon Petroleum Corp.	3.400%	12/15/20	2,800	2,880
Marathon Petroleum Corp.	5.125%	3/1/21	6,000	6,501
Marathon Petroleum Corp.	3.625%	9/15/24	5,150	5,190
Marathon Petroleum Corp.	6.500%	3/1/41	11,639	13,452
Marathon Petroleum Corp.	4.750%	9/15/44	1,676	1,594
Marathon Petroleum Corp.	5.000%	9/15/54	2,050	1,873
MPLX LP	4.500%	7/15/23	13,250	14,078
MPLX LP	4.875%	12/1/24	21,992	23,476
MPLX LP	4.000%	2/15/25	3,000	3,034
MPLX LP	4.875%	6/1/25	6,300	6,710
MPLX LP	4.125%	3/1/27	9,800	9,898
MPLX LP	5.200%	3/1/47	7,450	7,674
Nabors Industries Inc.	6.150%	2/15/18	4,299	4,390
Nabors Industries Inc.	9.250%	1/15/19	5,255	5,649
Nabors Industries Inc.	5.000%	9/15/20	3,985	3,980
Nabors Industries Inc.	4.625%	9/15/21	4,575	4,369
National Oilwell Varco Inc.	2.600%	12/1/22	23,015	22,247
National Oilwell Varco Inc.	3.950%	12/1/42	2,800	2,316
Noble Energy Inc.	8.250%	3/1/19	7,923	8,701
Noble Energy Inc.	4.150%	12/15/21	10,300	10,847
Noble Energy Inc.	6.000%	3/1/41	2,050	2,283
Noble Energy Inc.	5.250%	11/15/43	12,260	12,610
Occidental Petroleum Corp.	4.100%	2/1/21	17,260	18,387
Occidental Petroleum Corp.	3.125%	2/15/22	7,640	7,844
Occidental Petroleum Corp.	2.700%	2/15/23	4,225	4,219
Occidental Petroleum Corp.	3.500%	6/15/25	9,500	9,692
Occidental Petroleum Corp.	3.400%	4/15/26	9,500	9,571
Occidental Petroleum Corp.	4.625%	6/15/45	2,800	2,974
Occidental Petroleum Corp.	4.400%	4/15/46	5,175	5,389
Occidental Petroleum Corp.	4.100%	2/15/47	4,900	4,881
Oceaneering International Inc.	4.650%	11/15/24	2,150	2,120
ONEOK Partners LP	3.200%	9/15/18	4,400	4,452
ONEOK Partners LP	3.375%	10/1/22	13,425	13,551
ONEOK Partners LP	6.650%	10/1/36	8,203	9,724
ONEOK Partners LP	6.850%	10/15/37	2,325	2,844
ONEOK Partners LP	6.200%	9/15/43	3,200	3,735
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	4,703	4,765
Petro-Canada	5.350%	7/15/33	1,325	1,473
Petro-Canada	5.950%	5/15/35	6,395	7,593
Petro-Canada	6.800%	5/15/38	5,525	7,213
Phillips 66	4.300%	4/1/22	13,335	14,315
Phillips 66	4.650%	11/15/34	400	420
Phillips 66	5.875%	5/1/42	11,100	13,381
Phillips 66	4.875%	11/15/44	16,305	17,442
Phillips 66 Partners LP	2.646%	2/15/20	1,255	1,260
Phillips 66 Partners LP	3.605%	2/15/25	3,500	3,467
Phillips 66 Partners LP	3.550%	10/1/26	8,000	7,736
Phillips 66 Partners LP	4.680%	2/15/45	1,375	1,309
Phillips 66 Partners LP	4.900%	10/1/46	1,900	1,876
Pioneer Natural Resources Co.	3.450%	1/15/21	4,000	4,110
Pioneer Natural Resources Co.	3.950%	7/15/22	4,400	4,613
Pioneer Natural Resources Co.	4.450%	1/15/26	9,650	10,226
Plains All American Pipeline LP / PAA
Finance Corp.	8.750%	5/1/19	450	500

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA
Finance Corp.	5.750%	1/15/20	12,660	13,645
Plains All American Pipeline LP / PAA
Finance Corp.	5.000%	2/1/21	1,460	1,559
Plains All American Pipeline LP / PAA
Finance Corp.	3.650%	6/1/22	600	611
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	7,507	7,284
Plains All American Pipeline LP / PAA
Finance Corp.	3.850%	10/15/23	2,396	2,405
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	12,960	12,601
Plains All American Pipeline LP / PAA
Finance Corp.	4.650%	10/15/25	6,715	6,886
Plains All American Pipeline LP / PAA
Finance Corp.	4.500%	12/15/26	7,300	7,395
Plains All American Pipeline LP / PAA
Finance Corp.	5.150%	6/1/42	2,975	2,841
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	8,575	7,261
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	4,575	4,116
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.750%	9/1/20	1,725	1,861
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.875%	3/1/22	5,950	6,567
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.000%	10/1/22	11,300	12,133
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.500%	4/15/23	5,650	5,841
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	3,975	4,353
Sabine Pass Liquefaction LLC	5.625%	2/1/21	16,015	17,436
Sabine Pass Liquefaction LLC	6.250%	3/15/22	22,500	25,453
Sabine Pass Liquefaction LLC	5.625%	4/15/23	6,600	7,343
Sabine Pass Liquefaction LLC	5.750%	5/15/24	18,500	20,581
Sabine Pass Liquefaction LLC	5.625%	3/1/25	19,925	22,017
Sabine Pass Liquefaction LLC	5.875%	6/30/26	22,150	24,808
Sabine Pass Liquefaction LLC	5.000%	3/15/27	4,100	4,372
8 Sabine Pass Liquefaction LLC	4.200%	3/15/28	11,400	11,514
Sasol Financing International plc	4.500%	11/14/22	3,500	3,576
Schlumberger Investment SA	3.650%	12/1/23	17,538	18,375
Shell International Finance BV	1.900%	8/10/18	6,475	6,493
Shell International Finance BV	1.625%	11/10/18	12,900	12,879
Shell International Finance BV	2.000%	11/15/18	6,625	6,647
Shell International Finance BV	1.375%	5/10/19	4,350	4,321
Shell International Finance BV	1.375%	9/12/19	9,800	9,697
Shell International Finance BV	4.300%	9/22/19	35,800	37,660
Shell International Finance BV	4.375%	3/25/20	7,650	8,131
Shell International Finance BV	2.125%	5/11/20	10,000	10,043
Shell International Finance BV	2.250%	11/10/20	550	551
Shell International Finance BV	1.875%	5/10/21	20,000	19,755
Shell International Finance BV	1.750%	9/12/21	10,000	9,802
Shell International Finance BV	2.375%	8/21/22	11,865	11,806
Shell International Finance BV	2.250%	1/6/23	5,150	5,040

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Shell International Finance BV	3.400%	8/12/23	7,080	7,341
	Shell International Finance BV	3.250%	5/11/25	3,700	3,769
	Shell International Finance BV	2.875%	5/10/26	16,200	15,956
	Shell International Finance BV	2.500%	9/12/26	12,500	11,924
	Shell International Finance BV	4.125%	5/11/35	26,241	27,263
	Shell International Finance BV	6.375%	12/15/38	16,542	21,842
	Shell International Finance BV	5.500%	3/25/40	4,025	4,906
	Shell International Finance BV	3.625%	8/21/42	8,275	7,709
	Shell International Finance BV	4.550%	8/12/43	4,775	5,100
	Shell International Finance BV	4.375%	5/11/45	22,421	23,356
	Shell International Finance BV	4.000%	5/10/46	10,250	10,124
	Shell International Finance BV	3.750%	9/12/46	15,050	14,276
	Southern Natural Gas Co. LLC / Southern
	Natural Issuing Corp.	4.400%	6/15/21	7,315	7,730
	Spectra Energy Capital LLC	8.000%	10/1/19	535	598
	Spectra Energy Capital LLC	3.300%	3/15/23	3,800	3,789
	Spectra Energy Capital LLC	6.750%	2/15/32	1,225	1,459
	Spectra Energy Partners LP	2.950%	9/25/18	175	177
	Spectra Energy Partners LP	4.750%	3/15/24	3,500	3,772
	Spectra Energy Partners LP	3.500%	3/15/25	9,050	9,001
	Spectra Energy Partners LP	3.375%	10/15/26	2,075	2,029
	Spectra Energy Partners LP	5.950%	9/25/43	2,240	2,610
	Spectra Energy Partners LP	4.500%	3/15/45	3,300	3,257
	Suncor Energy Inc.	3.600%	12/1/24	350	357
	Suncor Energy Inc.	7.150%	2/1/32	3,475	4,530
	Suncor Energy Inc.	5.950%	12/1/34	575	691
	Suncor Energy Inc.	6.500%	6/15/38	10,220	13,134
	Suncor Energy Inc.	6.850%	6/1/39	2,255	3,014
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	6,450	6,776
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	575	589
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	1,000	1,124
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	18,000	17,650
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	250	265
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,525	5,109
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	8,375	8,173
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	4,475	4,422
	TC PipeLines LP	3.900%	5/25/27	2,600	2,594
8	TechnipFMC plc	3.450%	10/1/22	2,700	2,687
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	825	983
	Tesoro Corp.	5.375%	10/1/22	2,000	2,070
[6,8]	Tesoro Corp.	4.750%	12/15/23	16,400	17,630
	Tesoro Corp.	5.125%	4/1/24	497	526
[6,8]	Tesoro Corp.	5.125%	12/15/26	15,800	17,143
	Texas Eastern Transmission LP	7.000%	7/15/32	3,205	4,089
	Tosco Corp.	7.800%	1/1/27	315	409
	Tosco Corp.	8.125%	2/15/30	4,600	6,370
	Total Capital Canada Ltd.	2.750%	7/15/23	6,800	6,846
	Total Capital International SA	2.125%	1/10/19	8,050	8,099
	Total Capital International SA	2.100%	6/19/19	21,750	21,883
	Total Capital International SA	2.750%	6/19/21	22,675	23,138
	Total Capital International SA	2.875%	2/17/22	11,075	11,273
	Total Capital International SA	2.700%	1/25/23	7,950	7,995
	Total Capital International SA	3.700%	1/15/24	7,675	8,063
	Total Capital International SA	3.750%	4/10/24	2,966	3,123

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Total Capital SA	2.125%	8/10/18	2,900	2,918
Total Capital SA	4.450%	6/24/20	5,075	5,421
Total Capital SA	4.125%	1/28/21	3,005	3,202
TransCanada PipeLines Ltd.	6.500%	8/15/18	11,740	12,339
TransCanada PipeLines Ltd.	3.800%	10/1/20	7,332	7,704
TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	6,073
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	5,015
TransCanada PipeLines Ltd.	4.875%	1/15/26	5,221	5,840
TransCanada PipeLines Ltd.	4.625%	3/1/34	7,750	8,521
TransCanada PipeLines Ltd.	5.600%	3/31/34	2,000	2,357
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,942
TransCanada PipeLines Ltd.	6.200%	10/15/37	13,825	17,724
TransCanada PipeLines Ltd.	7.250%	8/15/38	2,650	3,713
TransCanada PipeLines Ltd.	7.625%	1/15/39	2,500	3,659
TransCanada PipeLines Ltd.	6.100%	6/1/40	3,975	5,126
TransCanada PipeLines Ltd.	5.000%	10/16/43	9,835	11,230
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,602
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	10,000	12,870
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	500	560
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	2,923	2,874
Valero Energy Corp.	9.375%	3/15/19	2,150	2,404
Valero Energy Corp.	6.125%	2/1/20	3,875	4,246
Valero Energy Corp.	3.650%	3/15/25	1,050	1,070
Valero Energy Corp.	3.400%	9/15/26	15,300	14,991
Valero Energy Corp.	7.500%	4/15/32	4,025	5,165
Valero Energy Corp.	6.625%	6/15/37	10,306	12,729
Valero Energy Corp.	4.900%	3/15/45	6,700	6,967
Valero Energy Partners LP	4.375%	12/15/26	1,800	1,844
Western Gas Partners LP	2.600%	8/15/18	800	802
Western Gas Partners LP	5.375%	6/1/21	7,275	7,810
Western Gas Partners LP	3.950%	6/1/25	4,300	4,268
Western Gas Partners LP	4.650%	7/1/26	2,000	2,080
Western Gas Partners LP	5.450%	4/1/44	4,925	5,064
Williams Partners LP	5.250%	3/15/20	6,751	7,264
Williams Partners LP	4.000%	11/15/21	3,250	3,379
Williams Partners LP	3.600%	3/15/22	16,405	16,732
Williams Partners LP	3.350%	8/15/22	6,350	6,386
Williams Partners LP	4.500%	11/15/23	3,550	3,789
Williams Partners LP	4.300%	3/4/24	4,000	4,164
Williams Partners LP	3.900%	1/15/25	24,518	24,789
Williams Partners LP	4.000%	9/15/25	7,275	7,402
Williams Partners LP	3.750%	6/15/27	10,800	10,693
Williams Partners LP	6.300%	4/15/40	4,045	4,699
Williams Partners LP	5.800%	11/15/43	9,925	10,968
Williams Partners LP	5.400%	3/4/44	1,450	1,539
Williams Partners LP	4.900%	1/15/45	1,100	1,106
Williams Partners LP	5.100%	9/15/45	9,245	9,594
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	3,875	4,020
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	8,300	8,653

Other Industrial (0.1%)
California Institute of Technology GO	4.321%	8/1/45	1,025	1,131
California Institute of Technology GO	4.700%	11/1/11	5,600	5,692
CBRE Services Inc.	5.250%	3/15/25	3,700	4,038

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CBRE Services Inc.	4.875%	3/1/26	12,045	12,873
Cintas Corp. No 2	2.900%	4/1/22	3,500	3,553
Cintas Corp. No 2	3.250%	6/1/22	1,025	1,055
Cintas Corp. No 2	3.700%	4/1/27	7,275	7,527
Cintas Corp. No 2	6.150%	8/15/36	259	321
Fluor Corp.	3.375%	9/15/21	7,980	8,269
Fluor Corp.	3.500%	12/15/24	9,950	10,300
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	1,975	2,084
5 Johns Hopkins University Maryland GO	4.083%	7/1/53	5,350	5,720
5 Massachusetts Institute of Technology GO	3.959%	7/1/38	45	49
Massachusetts Institute of Technology GO	5.600%	7/1/11	6,425	8,461
Massachusetts Institute of Technology GO	4.678%	7/1/14	13,800	15,089
Massachusetts Institute of Technology GO	3.885%	7/1/16	4,850	4,417
5 Northwestern University Illinois GO	4.643%	12/1/44	4,850	5,743
President & Fellows of Harvard College
Massachusetts GO	3.619%	10/1/37	2,700	2,854
President & Fellows of Harvard College
Massachusetts Revenue	3.300%	7/15/56	300	287
5 Rice University Texas GO	3.574%	5/15/45	6,400	6,466
Stanford University California GO	3.647%	5/1/48	6,000	6,314
5 University of Notre Dame du Lac Indiana
GO	3.438%	2/15/45	2,925	2,902
University of Pennsylvania GO	4.674%	9/1/12	5,200	5,603
5 University of Southern California GO	3.028%	10/1/39	7,751	7,285
5 University of Southern California GO	3.841%	10/1/47	3,000	3,123
Wesleyan University Connecticut GO	4.781%	7/1/16	1,350	1,322
Yale University Connecticut GO	2.086%	4/15/19	2,000	2,015

Technology (2.4%)
Adobe Systems Inc.	4.750%	2/1/20	4,275	4,587
Adobe Systems Inc.	3.250%	2/1/25	10,983	11,250
Alphabet Inc.	3.625%	5/19/21	3,125	3,312
Alphabet Inc.	1.998%	8/15/26	12,500	11,699
Altera Corp.	2.500%	11/15/18	12,675	12,837
Altera Corp.	4.100%	11/15/23	6,000	6,477
Amphenol Corp.	2.550%	1/30/19	8,525	8,599
Amphenol Corp.	2.200%	4/1/20	2,150	2,155
Amphenol Corp.	3.125%	9/15/21	5,205	5,330
Analog Devices Inc.	2.500%	12/5/21	3,500	3,500
Analog Devices Inc.	2.875%	6/1/23	7,600	7,586
Analog Devices Inc.	3.125%	12/5/23	6,800	6,889
Analog Devices Inc.	3.500%	12/5/26	13,196	13,322
Analog Devices Inc.	4.500%	12/5/36	3,000	3,089
Apple Inc.	1.550%	2/8/19	3,200	3,201
Apple Inc.	2.100%	5/6/19	14,375	14,516
Apple Inc.	1.100%	8/2/19	15,949	15,766
Apple Inc.	1.550%	2/7/20	9,500	9,446
Apple Inc.	1.900%	2/7/20	6,000	6,010
Apple Inc.	2.000%	5/6/20	8,300	8,333
Apple Inc.	1.800%	5/11/20	8,000	7,997
Apple Inc.	2.250%	2/23/21	32,295	32,499
Apple Inc.	2.850%	5/6/21	37,585	38,648
Apple Inc.	1.550%	8/4/21	10,450	10,199
Apple Inc.	2.150%	2/9/22	9,175	9,116

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Apple Inc.	2.500%	2/9/22	16,800	16,932
Apple Inc.	2.300%	5/11/22	13,650	13,626
Apple Inc.	2.700%	5/13/22	29,134	29,668
Apple Inc.	2.850%	2/23/23	1,000	1,017
Apple Inc.	2.400%	5/3/23	37,035	36,798
6 Apple Inc.	3.000%	2/9/24	12,450	12,606
Apple Inc.	3.450%	5/6/24	9,905	10,296
Apple Inc.	2.850%	5/11/24	10,200	10,231
Apple Inc.	2.500%	2/9/25	19,000	18,574
Apple Inc.	3.200%	5/13/25	4,100	4,183
Apple Inc.	3.250%	2/23/26	34,675	35,197
Apple Inc.	2.450%	8/4/26	9,500	9,102
Apple Inc.	3.350%	2/9/27	21,575	22,073
Apple Inc.	3.200%	5/11/27	15,000	15,177
Apple Inc.	4.500%	2/23/36	8,200	9,240
Apple Inc.	3.850%	5/4/43	20,600	20,625
Apple Inc.	4.450%	5/6/44	4,600	5,008
Apple Inc.	3.450%	2/9/45	9,950	9,321
Apple Inc.	4.375%	5/13/45	4,150	4,444
Apple Inc.	4.650%	2/23/46	46,025	51,772
Apple Inc.	3.850%	8/4/46	19,345	19,370
Apple Inc.	4.250%	2/9/47	2,850	3,018
Applied Materials Inc.	2.625%	10/1/20	4,250	4,324
Applied Materials Inc.	4.300%	6/15/21	6,840	7,380
Applied Materials Inc.	3.900%	10/1/25	17,280	18,394
Applied Materials Inc.	3.300%	4/1/27	6,000	6,090
Applied Materials Inc.	5.100%	10/1/35	3,550	4,167
Applied Materials Inc.	5.850%	6/15/41	5,885	7,475
Applied Materials Inc.	4.350%	4/1/47	6,925	7,354
6 Arrow Electronics Inc.	3.500%	4/1/22	2,500	2,554
Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,638
Arrow Electronics Inc.	4.000%	4/1/25	3,500	3,565
Arrow Electronics Inc.	3.875%	1/12/28	4,500	4,479
Autodesk Inc.	3.125%	6/15/20	1,500	1,505
Autodesk Inc.	3.600%	12/15/22	825	851
Autodesk Inc.	4.375%	6/15/25	2,350	2,483
Autodesk Inc.	3.500%	6/15/27	4,925	4,843
Avnet Inc.	5.875%	6/15/20	4,300	4,652
Avnet Inc.	3.750%	12/1/21	2,000	2,032
Avnet Inc.	4.875%	12/1/22	3,050	3,214
Avnet Inc.	4.625%	4/15/26	4,750	4,932
Baidu Inc.	3.250%	8/6/18	5,600	5,663
Baidu Inc.	2.750%	6/9/19	2,500	2,518
6 Baidu Inc.	2.875%	7/6/22	13,775	13,690
Baidu Inc.	3.500%	11/28/22	7,200	7,385
6 Baidu Inc.	3.625%	7/6/27	5,000	4,932
8 Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.375%	1/15/20	20,100	20,125
8 Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.000%	1/15/22	26,050	26,311
8 Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.625%	1/15/24	18,500	18,963
8 Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.875%	1/15/27	35,425	36,399
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,150	2,246

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	2,700	2,659
	CA Inc.	5.375%	12/1/19	3,545	3,721
	CA Inc.	3.600%	8/1/20	5,900	5,992
	CA Inc.	4.500%	8/15/23	3,950	4,037
	CA Inc.	4.700%	3/15/27	1,750	1,799
	Cadence Design Systems Inc.	4.375%	10/15/24	725	756
	Cisco Systems Inc.	4.950%	2/15/19	16,325	17,177
	Cisco Systems Inc.	1.600%	2/28/19	16,450	16,450
	Cisco Systems Inc.	2.125%	3/1/19	25,075	25,278
	Cisco Systems Inc.	1.400%	9/20/19	9,800	9,731
	Cisco Systems Inc.	4.450%	1/15/20	11,850	12,617
	Cisco Systems Inc.	2.450%	6/15/20	6,325	6,421
	Cisco Systems Inc.	2.200%	2/28/21	25,300	25,428
	Cisco Systems Inc.	2.900%	3/4/21	1,300	1,331
	Cisco Systems Inc.	1.850%	9/20/21	6,275	6,193
	Cisco Systems Inc.	2.600%	2/28/23	3,550	3,562
	Cisco Systems Inc.	2.200%	9/20/23	5,000	4,884
	Cisco Systems Inc.	3.625%	3/4/24	3,950	4,179
	Cisco Systems Inc.	2.950%	2/28/26	14,700	14,669
	Cisco Systems Inc.	2.500%	9/20/26	7,200	6,918
	Cisco Systems Inc.	5.900%	2/15/39	13,950	18,162
	Cisco Systems Inc.	5.500%	1/15/40	10,492	13,098
	Corning Inc.	6.625%	5/15/19	275	298
	Corning Inc.	2.900%	5/15/22	4,675	4,735
	Corning Inc.	4.700%	3/15/37	2,000	2,091
	Corning Inc.	5.750%	8/15/40	7,910	9,230
8	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	3.480%	6/1/19	27,600	28,246
8	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	36,975	38,957
8	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	5.450%	6/15/23	46,105	50,100
8	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	32,350	35,760
[6,8]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	10,940	13,757
8	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.350%	7/15/46	13,800	17,859
	Equifax Inc.	2.300%	6/1/21	2,900	2,871
	Equifax Inc.	3.250%	6/1/26	3,950	3,872
8	Everett Spinco Inc.	2.875%	3/27/20	3,500	3,545
8	Everett Spinco Inc.	4.250%	4/15/24	7,500	7,758
8	Everett Spinco Inc.	4.750%	4/15/27	6,000	6,276
	Fidelity National Information Services Inc.	2.850%	10/15/18	3,150	3,185
	Fidelity National Information Services Inc.	3.625%	10/15/20	27,183	28,475
	Fidelity National Information Services Inc.	2.250%	8/15/21	5,300	5,243
	Fidelity National Information Services Inc.	3.500%	4/15/23	7,732	8,053
	Fidelity National Information Services Inc.	5.000%	10/15/25	14,525	16,067
	Fidelity National Information Services Inc.	3.000%	8/15/26	8,550	8,271
	Fidelity National Information Services Inc.	4.500%	8/15/46	9,150	9,417
	Fiserv Inc.	2.700%	6/1/20	4,575	4,628
	Fiserv Inc.	3.500%	10/1/22	2,425	2,524
	Fiserv Inc.	3.850%	6/1/25	6,625	6,881
	Flex Ltd.	4.625%	2/15/20	1,750	1,824

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Flex Ltd.	5.000%	2/15/23	1,000	1,091
Flex Ltd.	4.750%	6/15/25	400	424
Hewlett Packard Enterprise Co.	2.850%	10/5/18	17,175	17,367
Hewlett Packard Enterprise Co.	3.600%	10/15/20	23,380	24,105
Hewlett Packard Enterprise Co.	4.400%	10/15/22	17,575	18,627
Hewlett Packard Enterprise Co.	4.900%	10/15/25	24,100	25,233
Hewlett Packard Enterprise Co.	6.200%	10/15/35	3,700	4,004
Hewlett Packard Enterprise Co.	6.350%	10/15/45	14,825	15,688
HP Enterprise Services LLC	7.450%	10/15/29	500	605
HP Inc.	3.750%	12/1/20	2,009	2,095
HP Inc.	4.300%	6/1/21	4,630	4,913
HP Inc.	4.375%	9/15/21	18,650	19,835
HP Inc.	4.650%	12/9/21	12,415	13,360
HP Inc.	6.000%	9/15/41	7,545	8,012
Intel Corp.	1.850%	5/11/20	7,300	7,298
Intel Corp.	2.450%	7/29/20	11,615	11,801
Intel Corp.	1.700%	5/19/21	5,375	5,314
Intel Corp.	3.300%	10/1/21	12,525	13,075
Intel Corp.	2.350%	5/11/22	5,500	5,508
Intel Corp.	3.100%	7/29/22	6,025	6,225
Intel Corp.	2.700%	12/15/22	14,575	14,753
Intel Corp.	2.875%	5/11/24	9,500	9,531
Intel Corp.	3.700%	7/29/25	9,625	10,104
Intel Corp.	2.600%	5/19/26	100	97
Intel Corp.	3.150%	5/11/27	7,650	7,675
Intel Corp.	4.000%	12/15/32	4,800	5,102
Intel Corp.	4.800%	10/1/41	10,095	11,541
Intel Corp.	4.250%	12/15/42	7,325	7,758
Intel Corp.	4.900%	7/29/45	11,000	12,778
Intel Corp.	4.100%	5/19/46	6,675	6,914
Intel Corp.	4.100%	5/11/47	15,500	16,037
International Business Machines Corp.	7.625%	10/15/18	9,800	10,522
International Business Machines Corp.	1.950%	2/12/19	13,192	13,274
International Business Machines Corp.	1.875%	5/15/19	775	777
International Business Machines Corp.	1.900%	1/27/20	7,500	7,508
International Business Machines Corp.	1.625%	5/15/20	4,501	4,462
International Business Machines Corp.	2.900%	11/1/21	7,325	7,499
International Business Machines Corp.	2.500%	1/27/22	6,575	6,635
International Business Machines Corp.	1.875%	8/1/22	6,630	6,462
International Business Machines Corp.	2.875%	11/9/22	17,325	17,632
International Business Machines Corp.	3.375%	8/1/23	13,825	14,345
International Business Machines Corp.	3.625%	2/12/24	11,650	12,168
International Business Machines Corp.	7.000%	10/30/25	2,850	3,635
International Business Machines Corp.	3.450%	2/19/26	8,469	8,679
International Business Machines Corp.	3.300%	1/27/27	4,000	4,046
International Business Machines Corp.	6.220%	8/1/27	1,975	2,471
International Business Machines Corp.	5.875%	11/29/32	100	126
International Business Machines Corp.	5.600%	11/30/39	1,098	1,360
International Business Machines Corp.	4.000%	6/20/42	8,997	9,136
International Business Machines Corp.	4.700%	2/19/46	9,100	10,142
Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,487
Jabil Circuit Inc.	4.700%	9/15/22	1,500	1,592
Juniper Networks Inc.	3.125%	2/26/19	2,700	2,746
Juniper Networks Inc.	3.300%	6/15/20	1,000	1,025

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Juniper Networks Inc.	4.600%	3/15/21	900	958
Juniper Networks Inc.	4.350%	6/15/25	725	760
Juniper Networks Inc.	5.950%	3/15/41	5,800	6,488
Keysight Technologies Inc.	3.300%	10/30/19	3,135	3,194
Keysight Technologies Inc.	4.550%	10/30/24	4,075	4,279
Keysight Technologies Inc.	4.600%	4/6/27	5,375	5,646
KLA-Tencor Corp.	4.125%	11/1/21	8,950	9,467
KLA-Tencor Corp.	4.650%	11/1/24	6,550	7,067
KLA-Tencor Corp.	5.650%	11/1/34	1,125	1,283
Lam Research Corp.	2.750%	3/15/20	3,300	3,326
Lam Research Corp.	2.800%	6/15/21	7,400	7,506
Lam Research Corp.	3.800%	3/15/25	2,700	2,758
Maxim Integrated Products Inc.	2.500%	11/15/18	3,365	3,394
Maxim Integrated Products Inc.	3.375%	3/15/23	3,875	3,941
Maxim Integrated Products Inc.	3.450%	6/15/27	3,700	3,678
Microsoft Corp.	1.300%	11/3/18	30,117	30,052
Microsoft Corp.	4.200%	6/1/19	1,265	1,326
Microsoft Corp.	1.100%	8/8/19	19,425	19,196
Microsoft Corp.	1.850%	2/6/20	4,000	4,007
Microsoft Corp.	3.000%	10/1/20	2,000	2,073
Microsoft Corp.	2.000%	11/3/20	35,675	35,772
Microsoft Corp.	4.000%	2/8/21	3,950	4,222
Microsoft Corp.	1.550%	8/8/21	18,025	17,619
Microsoft Corp.	2.400%	2/6/22	13,000	13,119
Microsoft Corp.	2.375%	2/12/22	9,625	9,682
Microsoft Corp.	2.650%	11/3/22	35,125	35,687
Microsoft Corp.	2.125%	11/15/22	4,350	4,306
Microsoft Corp.	2.375%	5/1/23	1,150	1,144
Microsoft Corp.	2.000%	8/8/23	17,100	16,621
Microsoft Corp.	3.625%	12/15/23	150	159
Microsoft Corp.	2.875%	2/6/24	25,400	25,804
Microsoft Corp.	2.700%	2/12/25	8,825	8,783
Microsoft Corp.	3.125%	11/3/25	17,550	17,879
Microsoft Corp.	2.400%	8/8/26	34,665	33,315
Microsoft Corp.	3.300%	2/6/27	31,000	31,873
Microsoft Corp.	3.500%	2/12/35	13,425	13,544
Microsoft Corp.	4.200%	11/3/35	5,160	5,636
Microsoft Corp.	3.450%	8/8/36	23,700	23,758
Microsoft Corp.	4.100%	2/6/37	20,925	22,501
Microsoft Corp.	5.200%	6/1/39	1,750	2,126
Microsoft Corp.	4.500%	10/1/40	6,435	7,187
Microsoft Corp.	5.300%	2/8/41	2,500	3,107
Microsoft Corp.	3.500%	11/15/42	7,580	7,402
Microsoft Corp.	3.750%	5/1/43	3,715	3,707
Microsoft Corp.	4.875%	12/15/43	5,075	5,931
Microsoft Corp.	3.750%	2/12/45	13,600	13,548
Microsoft Corp.	4.450%	11/3/45	15,225	16,869
Microsoft Corp.	3.700%	8/8/46	30,500	30,058
Microsoft Corp.	4.250%	2/6/47	30,700	33,357
Microsoft Corp.	4.000%	2/12/55	17,075	17,200
Microsoft Corp.	4.750%	11/3/55	1,050	1,203
Microsoft Corp.	3.950%	8/8/56	15,100	15,063
Microsoft Corp.	4.500%	2/6/57	19,075	21,033
Motorola Solutions Inc.	3.500%	9/1/21	400	412

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Motorola Solutions Inc.	3.750%	5/15/22	4,600	4,740
Motorola Solutions Inc.	3.500%	3/1/23	4,400	4,416
Motorola Solutions Inc.	4.000%	9/1/24	6,550	6,586
Motorola Solutions Inc.	5.500%	9/1/44	4,100	4,053
NetApp Inc.	3.375%	6/15/21	4,350	4,461
NVIDIA Corp.	2.200%	9/16/21	7,100	7,024
NVIDIA Corp.	3.200%	9/16/26	9,755	9,670
Oracle Corp.	2.375%	1/15/19	3,825	3,869
Oracle Corp.	5.000%	7/8/19	8,500	9,050
Oracle Corp.	2.250%	10/8/19	19,200	19,434
Oracle Corp.	3.875%	7/15/20	7,983	8,436
Oracle Corp.	2.800%	7/8/21	12,460	12,770
Oracle Corp.	1.900%	9/15/21	34,450	34,122
Oracle Corp.	2.500%	5/15/22	8,800	8,881
Oracle Corp.	2.500%	10/15/22	18,160	18,233
Oracle Corp.	2.400%	9/15/23	14,030	13,848
Oracle Corp.	3.400%	7/8/24	21,450	22,263
Oracle Corp.	2.950%	5/15/25	17,100	17,171
Oracle Corp.	2.650%	7/15/26	25,715	24,672
Oracle Corp.	3.250%	5/15/30	2,747	2,753
Oracle Corp.	4.300%	7/8/34	13,075	14,175
Oracle Corp.	3.900%	5/15/35	11,700	12,046
Oracle Corp.	3.850%	7/15/36	17,300	17,886
Oracle Corp.	6.500%	4/15/38	3,800	5,176
Oracle Corp.	6.125%	7/8/39	5,355	7,073
Oracle Corp.	5.375%	7/15/40	15,022	18,259
Oracle Corp.	4.500%	7/8/44	9,625	10,451
Oracle Corp.	4.000%	7/15/46	24,675	24,850
Oracle Corp.	4.375%	5/15/55	7,475	7,955
Pitney Bowes Inc.	6.250%	3/15/19	1,375	1,449
Pitney Bowes Inc.	3.375%	10/1/21	10,470	10,395
Pitney Bowes Inc.	4.625%	3/15/24	7,275	7,432
QUALCOMM Inc.	1.850%	5/20/19	11,300	11,326
QUALCOMM Inc.	2.100%	5/20/20	11,325	11,374
QUALCOMM Inc.	2.250%	5/20/20	5,750	5,789
QUALCOMM Inc.	3.000%	5/20/22	16,500	16,900
QUALCOMM Inc.	2.600%	1/30/23	8,100	8,063
QUALCOMM Inc.	2.900%	5/20/24	28,820	28,766
QUALCOMM Inc.	3.450%	5/20/25	8,300	8,519
QUALCOMM Inc.	3.250%	5/20/27	23,350	23,408
QUALCOMM Inc.	4.650%	5/20/35	6,690	7,311
QUALCOMM Inc.	4.800%	5/20/45	9,775	10,678
QUALCOMM Inc.	4.300%	5/20/47	9,000	9,210
Seagate HDD Cayman	3.750%	11/15/18	2,125	2,173
8 Seagate HDD Cayman	4.250%	3/1/22	2,000	2,038
Seagate HDD Cayman	4.750%	6/1/23	11,500	11,974
8 Seagate HDD Cayman	4.875%	3/1/24	4,500	4,579
Seagate HDD Cayman	4.750%	1/1/25	9,450	9,497
Seagate HDD Cayman	4.875%	6/1/27	5,510	5,510
Seagate HDD Cayman	5.750%	12/1/34	2,510	2,513
Tech Data Corp.	3.700%	2/15/22	3,800	3,876
Tech Data Corp.	4.950%	2/15/27	4,375	4,639
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,350	1,375
Texas Instruments Inc.	1.650%	8/3/19	5,300	5,302

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Texas Instruments Inc.	2.750%	3/12/21	4,000	4,086
Texas Instruments Inc.	1.850%	5/15/22	1,400	1,371
Texas Instruments Inc.	2.250%	5/1/23	1,750	1,727
Texas Instruments Inc.	2.625%	5/15/24	2,500	2,488
Total System Services Inc.	3.800%	4/1/21	7,105	7,389
Total System Services Inc.	3.750%	6/1/23	2,650	2,745
Total System Services Inc.	4.800%	4/1/26	9,829	10,683
Trimble Navigation Ltd.	4.750%	12/1/24	2,500	2,675
Tyco Electronics Group SA	6.550%	10/1/17	6,866	6,947
Tyco Electronics Group SA	4.875%	1/15/21	3,750	4,038
Tyco Electronics Group SA	3.500%	2/3/22	3,900	4,044
Tyco Electronics Group SA	3.700%	2/15/26	3,000	3,098
Tyco Electronics Group SA	7.125%	10/1/37	9,575	12,980
Verisk Analytics Inc.	5.800%	5/1/21	5,200	5,781
Verisk Analytics Inc.	4.125%	9/12/22	8,050	8,399
Verisk Analytics Inc.	4.000%	6/15/25	6,525	6,740
Verisk Analytics Inc.	5.500%	6/15/45	3,970	4,420
Xerox Corp.	5.625%	12/15/19	1,165	1,245
Xerox Corp.	2.800%	5/15/20	2,250	2,254
Xerox Corp.	2.750%	9/1/20	1,825	1,822
Xerox Corp.	4.500%	5/15/21	6,765	7,097
8 Xerox Corp.	4.070%	3/17/22	6,912	7,088
Xerox Corp.	6.750%	12/15/39	600	636
Xilinx Inc.	2.125%	3/15/19	500	502
Xilinx Inc.	3.000%	3/15/21	9,375	9,576
Xilinx Inc.	2.950%	6/1/24	3,000	3,009

Transportation (0.6%)
5 American Airlines 2011-1 Class A Pass
Through Trust	5.250%	7/31/22	2,868	3,061
5 American Airlines 2013-1 Class A Pass
Through Trust	4.000%	1/15/27	958	996
5 American Airlines 2013-2 Class A Pass
Through Trust	4.950%	7/15/24	4,681	5,009
5 American Airlines 2014-1 Class A Pass
Through Trust	3.700%	4/1/28	1,780	1,829
5 American Airlines 2015-1 Class A Pass
Through Trust	3.375%	11/1/28	9,333	9,356
5 American Airlines 2015-1 Class B Pass
Through Trust	3.700%	11/1/24	1,371	1,361
5 American Airlines 2015-2 Class AA Pass
Through Trust	3.600%	9/22/27	1,000	1,025
5 American Airlines 2016-1 Class A Pass
Through Trust	4.100%	1/15/28	2,046	2,138
5 American Airlines 2016-1 Class AA Pass
Through Trust	3.575%	1/15/28	5,215	5,326
5 American Airlines 2016-2 Class A Pass
Through Trust	3.650%	6/15/28	4,115	4,167
5 American Airlines 2016-2 Class AA Pass
Through Trust	3.200%	12/15/29	9,399	9,352
5 American Airlines 2016-3 Class A Pass
Through Trust	3.250%	4/15/30	1,425	1,404
5 American Airlines 2016-3 Class AA Pass
Through Trust	3.000%	10/15/28	6,950	6,828

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 American Airlines 2017-1 Class AA Pass
Through Trust	3.650%	2/15/29	2,800	2,878
5 American Airlines 2017-1B Class B Pass
Through Trust	4.950%	2/15/25	1,500	1,552
Burlington Northern Santa Fe LLC	4.700%	10/1/19	50	53
Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,750	3,914
Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,340	2,441
Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	387
Burlington Northern Santa Fe LLC	3.050%	9/1/22	6,100	6,291
Burlington Northern Santa Fe LLC	3.000%	3/15/23	2,160	2,215
Burlington Northern Santa Fe LLC	3.850%	9/1/23	6,200	6,642
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,475	3,681
Burlington Northern Santa Fe LLC	3.400%	9/1/24	8,375	8,715
Burlington Northern Santa Fe LLC	3.000%	4/1/25	12,300	12,427
Burlington Northern Santa Fe LLC	3.250%	6/15/27	11,200	11,438
Burlington Northern Santa Fe LLC	6.200%	8/15/36	175	230
Burlington Northern Santa Fe LLC	6.150%	5/1/37	550	725
Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	14,634
Burlington Northern Santa Fe LLC	5.050%	3/1/41	3,875	4,525
Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,025	4,892
Burlington Northern Santa Fe LLC	4.950%	9/15/41	3,630	4,191
Burlington Northern Santa Fe LLC	4.400%	3/15/42	4,304	4,634
Burlington Northern Santa Fe LLC	4.375%	9/1/42	9,591	10,297
Burlington Northern Santa Fe LLC	4.450%	3/15/43	10,340	11,235
Burlington Northern Santa Fe LLC	4.900%	4/1/44	7,305	8,494
Burlington Northern Santa Fe LLC	4.550%	9/1/44	7,105	7,884
Burlington Northern Santa Fe LLC	4.150%	4/1/45	1,180	1,233
Burlington Northern Santa Fe LLC	4.700%	9/1/45	4,300	4,851
Burlington Northern Santa Fe LLC	3.900%	8/1/46	3,300	3,356
Burlington Northern Santa Fe LLC	4.125%	6/15/47	12,700	13,356
Canadian National Railway Co.	5.550%	3/1/19	5,085	5,392
Canadian National Railway Co.	2.850%	12/15/21	11,235	11,476
Canadian National Railway Co.	2.750%	3/1/26	1,800	1,786
Canadian National Railway Co.	6.900%	7/15/28	300	403
Canadian National Railway Co.	6.250%	8/1/34	300	397
Canadian National Railway Co.	6.200%	6/1/36	5,425	7,220
Canadian National Railway Co.	6.375%	11/15/37	250	341
Canadian National Railway Co.	3.200%	8/2/46	4,850	4,459
Canadian Pacific Railway Co.	7.250%	5/15/19	2,445	2,670
Canadian Pacific Railway Co.	4.500%	1/15/22	4,925	5,275
Canadian Pacific Railway Co.	4.450%	3/15/23	4,530	4,894
Canadian Pacific Railway Co.	2.900%	2/1/25	5,625	5,557
Canadian Pacific Railway Co.	7.125%	10/15/31	1,456	2,003
Canadian Pacific Railway Co.	5.750%	3/15/33	100	118
Canadian Pacific Railway Co.	5.950%	5/15/37	11,010	13,534
Canadian Pacific Railway Co.	5.750%	1/15/42	8,360	10,285
Canadian Pacific Railway Co.	4.800%	8/1/45	100	114
Canadian Pacific Railway Co.	6.125%	9/15/15	1,960	2,465
5 Continental Airlines 2009-2 Class A Pass
Through Trust	7.250%	5/10/21	1,155	1,279
5 Continental Airlines 2010-1 Class A Pass
Through Trust	4.750%	7/12/22	3,451	3,645
5 Continental Airlines 2012-1 Class A Pass
Through Trust	4.150%	10/11/25	5,452	5,759

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Continental Airlines 2012-2 Class A Pass
Through Trust	4.000%	4/29/26	1,007	1,058
CSX Corp.	4.250%	6/1/21	7,265	7,741
CSX Corp.	3.700%	11/1/23	1,200	1,259
CSX Corp.	3.350%	11/1/25	3,300	3,382
CSX Corp.	2.600%	11/1/26	1,400	1,349
CSX Corp.	3.250%	6/1/27	12,350	12,454
CSX Corp.	6.000%	10/1/36	300	379
CSX Corp.	6.150%	5/1/37	1,500	1,919
CSX Corp.	6.220%	4/30/40	5,864	7,661
CSX Corp.	5.500%	4/15/41	4,800	5,788
CSX Corp.	4.750%	5/30/42	2,290	2,547
CSX Corp.	4.100%	3/15/44	3,925	4,026
CSX Corp.	3.800%	11/1/46	2,375	2,325
CSX Corp.	3.950%	5/1/50	10,100	9,859
CSX Corp.	4.500%	8/1/54	150	157
CSX Corp.	4.250%	11/1/66	5,100	5,066
5 Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821%	2/10/24	4,564	5,249
5 Delta Air Lines 2009-1 Class A Pass
Through Trust	7.750%	6/17/21	3,025	3,328
5 Delta Air Lines 2010-1 Class A Pass
Through Trust	6.200%	1/2/20	567	588
5 Delta Air Lines 2010-2 Class A Pass
Through Trust	4.950%	11/23/20	469	486
5 Delta Air Lines 2012-1 Class A Pass
Through Trust	4.750%	11/7/21	1,032	1,083
5 Delta Air Lines 2015-1 Class AA Pass
Through Trust	3.625%	7/30/27	983	1,015
Delta Air Lines Inc.	2.875%	3/13/20	7,000	7,087
Delta Air Lines Inc.	3.625%	3/15/22	7,000	7,192
FedEx Corp.	8.000%	1/15/19	3,580	3,902
FedEx Corp.	2.300%	2/1/20	4,100	4,131
FedEx Corp.	2.625%	8/1/22	2,175	2,180
FedEx Corp.	4.000%	1/15/24	3,250	3,469
FedEx Corp.	3.200%	2/1/25	3,300	3,335
FedEx Corp.	3.250%	4/1/26	3,400	3,423
FedEx Corp.	3.300%	3/15/27	3,350	3,358
FedEx Corp.	4.900%	1/15/34	800	890
FedEx Corp.	3.900%	2/1/35	6,500	6,473
FedEx Corp.	3.875%	8/1/42	275	259
FedEx Corp.	4.100%	4/15/43	2,275	2,231
FedEx Corp.	5.100%	1/15/44	6,250	6,991
FedEx Corp.	4.750%	11/15/45	9,150	9,896
FedEx Corp.	4.550%	4/1/46	7,825	8,209
FedEx Corp.	4.400%	1/15/47	3,400	3,496
JB Hunt Transport Services Inc.	3.300%	8/15/22	6,100	6,221
Kansas City Southern	3.000%	5/15/23	3,975	3,984
Kansas City Southern	4.300%	5/15/43	3,675	3,639
Kansas City Southern	4.950%	8/15/45	7,050	7,597
5 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	3,034	3,008
Norfolk Southern Corp.	5.900%	6/15/19	3,390	3,646
Norfolk Southern Corp.	3.250%	12/1/21	1,000	1,032
Norfolk Southern Corp.	3.000%	4/1/22	5,130	5,242

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	2.903%	2/15/23	7,053	7,113
Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,112
Norfolk Southern Corp.	7.800%	5/15/27	1,095	1,465
Norfolk Southern Corp.	3.150%	6/1/27	6,000	5,974
Norfolk Southern Corp.	7.250%	2/15/31	811	1,101
Norfolk Southern Corp.	7.050%	5/1/37	800	1,090
Norfolk Southern Corp.	4.837%	10/1/41	9,748	10,937
Norfolk Southern Corp.	3.950%	10/1/42	2,125	2,114
Norfolk Southern Corp.	4.800%	8/15/43	150	169
Norfolk Southern Corp.	4.450%	6/15/45	5,320	5,718
Norfolk Southern Corp.	4.650%	1/15/46	3,900	4,320
Norfolk Southern Corp.	6.000%	3/15/05	2,600	3,118
Norfolk Southern Corp.	6.000%	5/23/11	7,760	9,347
Norfolk Southern Railway Corp.	9.750%	6/15/20	275	332
5 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	181	200
Ryder System Inc.	2.450%	11/15/18	8,600	8,648
Ryder System Inc.	2.350%	2/26/19	3,205	3,215
Ryder System Inc.	2.550%	6/1/19	8,825	8,916
Ryder System Inc.	2.450%	9/3/19	700	705
Ryder System Inc.	2.500%	5/11/20	2,000	2,006
Ryder System Inc.	2.875%	9/1/20	1,700	1,722
Ryder System Inc.	2.250%	9/1/21	350	346
Southwest Airlines Co.	2.750%	11/6/19	3,450	3,503
Southwest Airlines Co.	2.650%	11/5/20	3,425	3,467
Southwest Airlines Co.	3.000%	11/15/26	3,425	3,321
5 Southwest Airlines Co. 2007-1 Pass
Through Trust	6.150%	2/1/24	280	308
5 Spirit Airlines Class A Pass Through
Certificates Series 2015-1	4.100%	10/1/29	2,394	2,496
Trinity Industries Inc.	4.550%	10/1/24	1,240	1,251
Union Pacific Corp.	5.700%	8/15/18	850	888
Union Pacific Corp.	1.800%	2/1/20	1,000	997
Union Pacific Corp.	2.250%	6/19/20	6,500	6,547
Union Pacific Corp.	4.000%	2/1/21	4,325	4,582
Union Pacific Corp.	4.163%	7/15/22	4,290	4,640
Union Pacific Corp.	2.750%	4/15/23	4,500	4,546
Union Pacific Corp.	3.646%	2/15/24	3,543	3,745
Union Pacific Corp.	3.250%	1/15/25	4,200	4,327
Union Pacific Corp.	3.250%	8/15/25	4,200	4,315
Union Pacific Corp.	2.750%	3/1/26	3,350	3,304
Union Pacific Corp.	3.000%	4/15/27	6,725	6,742
Union Pacific Corp.	3.375%	2/1/35	5,000	4,949
Union Pacific Corp.	4.250%	4/15/43	100	106
Union Pacific Corp.	4.821%	2/1/44	500	572
Union Pacific Corp.	4.150%	1/15/45	350	366
Union Pacific Corp.	4.050%	11/15/45	7,400	7,638
Union Pacific Corp.	4.050%	3/1/46	2,000	2,061
Union Pacific Corp.	3.350%	8/15/46	3,050	2,834
Union Pacific Corp.	4.000%	4/15/47	3,850	3,943
Union Pacific Corp.	3.799%	10/1/51	13,924	13,627
Union Pacific Corp.	3.875%	2/1/55	5,395	5,231
Union Pacific Corp.	4.375%	11/15/65	10,660	11,269

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Union Pacific Railroad Co. 2007-3 Pass
Through Trust	6.176%	1/2/31	325	377
5 United Airlines 2013-1 Class A Pass
Through Trust	4.300%	2/15/27	3,180	3,379
5 United Airlines 2014-1 Class A Pass
Through Trust	4.000%	10/11/27	4,994	5,243
5 United Airlines 2014-2 Class A Pass
Through Trust	3.750%	3/3/28	4,203	4,356
5 United Airlines 2015-1 Class A Pass
Through Trust	3.700%	6/1/24	1,750	1,807
5 United Airlines 2015-1 Class AA Pass
Through Trust	3.450%	12/1/27	5,615	5,727
5 United Airlines 2016-1 Class A Pass
Through Trust	3.450%	1/7/30	3,500	3,544
5 United Airlines 2016-1 Class AA Pass
Through Trust	3.100%	7/7/28	23,625	23,448
5 United Airlines 2016-2 Class A Pass
Through Trust	3.100%	10/7/28	1,275	1,256
5 United Airlines 2016-2 Class AA Pass
Through Trust	2.875%	10/7/28	4,400	4,306
United Parcel Service Inc.	5.125%	4/1/19	5,075	5,365
United Parcel Service Inc.	3.125%	1/15/21	7,350	7,615
United Parcel Service Inc.	2.350%	5/16/22	6,000	6,014
United Parcel Service Inc.	2.450%	10/1/22	7,850	7,924
United Parcel Service Inc.	2.400%	11/15/26	10,550	10,171
United Parcel Service Inc.	6.200%	1/15/38	9,600	13,060
United Parcel Service Inc.	4.875%	11/15/40	3,625	4,260
United Parcel Service Inc.	3.625%	10/1/42	2,400	2,366
United Parcel Service Inc.	3.400%	11/15/46	2,025	1,926
United Parcel Service of America Inc.	8.375%	4/1/30	500	711
				22,184,213
Utilities (1.9%)
Electric (1.8%)
AEP Transmission Co. LLC	4.000%	12/1/46	1,740	1,801
Alabama Power Co.	2.450%	3/30/22	6,500	6,512
Alabama Power Co.	3.550%	12/1/23	8,800	9,164
Alabama Power Co.	6.125%	5/15/38	900	1,148
Alabama Power Co.	6.000%	3/1/39	2,250	2,881
Alabama Power Co.	5.200%	6/1/41	5,575	6,501
Alabama Power Co.	4.100%	1/15/42	1,475	1,484
Alabama Power Co.	3.850%	12/1/42	1,850	1,837
Alabama Power Co.	4.150%	8/15/44	2,300	2,387
Alabama Power Co.	3.750%	3/1/45	3,565	3,503
Alabama Power Co.	4.300%	1/2/46	9,750	10,309
Ameren Corp.	2.700%	11/15/20	2,500	2,529
Ameren Corp.	3.650%	2/15/26	2,775	2,833
Ameren Illinois Co.	2.700%	9/1/22	3,170	3,201
Ameren Illinois Co.	3.250%	3/1/25	1,890	1,931
Ameren Illinois Co.	4.300%	7/1/44	325	352
Ameren Illinois Co.	4.150%	3/15/46	525	561
Appalachian Power Co.	4.600%	3/30/21	13,850	14,856
Appalachian Power Co.	7.000%	4/1/38	1,805	2,518
Appalachian Power Co.	4.400%	5/15/44	4,000	4,274
Appalachian Power Co.	4.450%	6/1/45	1,650	1,779

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Arizona Public Service Co.	8.750%	3/1/19	1,573	1,746
Arizona Public Service Co.	3.150%	5/15/25	650	655
Arizona Public Service Co.	4.500%	4/1/42	4,775	5,217
Arizona Public Service Co.	4.350%	11/15/45	1,400	1,504
Arizona Public Service Co.	3.750%	5/15/46	6,700	6,582
Atlantic City Electric Co.	7.750%	11/15/18	2,700	2,908
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	5,050
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,225	3,307
Baltimore Gas & Electric Co.	2.400%	8/15/26	8,500	8,024
Baltimore Gas & Electric Co.	3.500%	8/15/46	10,395	9,809
8 Basin Electric Power Cooperative	4.750%	4/26/47	200	209
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,000	1,001
Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,216
Berkshire Hathaway Energy Co.	3.500%	2/1/25	7,875	8,097
Berkshire Hathaway Energy Co.	6.125%	4/1/36	8,475	10,896
Berkshire Hathaway Energy Co.	5.950%	5/15/37	5,367	6,798
Berkshire Hathaway Energy Co.	6.500%	9/15/37	7,055	9,456
Berkshire Hathaway Energy Co.	5.150%	11/15/43	7,050	8,309
Berkshire Hathaway Energy Co.	4.500%	2/1/45	3,975	4,318
Black Hills Corp.	3.950%	1/15/26	1,300	1,342
Black Hills Corp.	3.150%	1/15/27	3,875	3,751
Black Hills Corp.	4.200%	9/15/46	3,625	3,558
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	5,800	5,712
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	700	691
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	8,800	8,366
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	2,000	1,987
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	4,950	4,827
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	325	363
Cleco Corporate Holdings LLC	3.743%	5/1/26	9,550	9,630
Cleco Corporate Holdings LLC	4.973%	5/1/46	5,625	6,002
Cleco Power LLC	6.000%	12/1/40	1,600	1,944
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,250	1,432
CMS Energy Corp.	8.750%	6/15/19	5,620	6,306
CMS Energy Corp.	6.250%	2/1/20	2,900	3,187
CMS Energy Corp.	3.000%	5/15/26	2,650	2,601
CMS Energy Corp.	3.450%	8/15/27	2,850	2,877
CMS Energy Corp.	4.875%	3/1/44	4,650	5,205
Commonwealth Edison Co.	2.150%	1/15/19	1,750	1,756
Commonwealth Edison Co.	4.000%	8/1/20	5,200	5,453
Commonwealth Edison Co.	3.400%	9/1/21	2,000	2,076
Commonwealth Edison Co.	2.550%	6/15/26	2,625	2,521
Commonwealth Edison Co.	5.900%	3/15/36	3,330	4,212
Commonwealth Edison Co.	6.450%	1/15/38	3,020	4,074
Commonwealth Edison Co.	3.800%	10/1/42	4,450	4,405
Commonwealth Edison Co.	4.600%	8/15/43	1,500	1,668
Commonwealth Edison Co.	3.700%	3/1/45	4,650	4,553
Commonwealth Edison Co.	4.350%	11/15/45	5,425	5,859
Commonwealth Edison Co.	3.650%	6/15/46	8,325	8,132
Connecticut Light & Power Co.	2.500%	1/15/23	2,775	2,762
Connecticut Light & Power Co.	3.200%	3/15/27	2,500	2,533
Connecticut Light & Power Co.	4.150%	6/1/45	150	159
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,850	5,237
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,675	7,129
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	800	938

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	8,815	10,984
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,628	2,105
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	500	697
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,852
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	118	124
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	4,500	4,564
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	14,870	16,291
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	1,875	2,077
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	4,050	4,041
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	10,000	10,165
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	7,280	7,633
Consolidated Edison Inc.	2.000%	3/15/20	3,475	3,471
Consolidated Edison Inc.	2.000%	5/15/21	2,700	2,659
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	3,974
Consumers Energy Co.	6.125%	3/15/19	50	53
Consumers Energy Co.	6.700%	9/15/19	8,060	8,862
Consumers Energy Co.	5.650%	4/15/20	1,375	1,509
Consumers Energy Co.	2.850%	5/15/22	3,516	3,584
Consumers Energy Co.	3.375%	8/15/23	875	910
Consumers Energy Co.	3.950%	5/15/43	3,950	4,079
Consumers Energy Co.	3.250%	8/15/46	3,350	3,053
Consumers Energy Co.	3.950%	7/15/47	2,725	2,822
Delmarva Power & Light Co.	3.500%	11/15/23	2,175	2,248
Delmarva Power & Light Co.	4.150%	5/15/45	5,000	5,261
Dominion Energy Inc.	2.750%	9/15/22	450	449
Dominion Energy Inc.	1.875%	1/15/19	4,500	4,500
Dominion Energy Inc.	2.500%	12/1/19	2,900	2,917
Dominion Energy Inc.	2.579%	7/1/20	4,800	4,823
Dominion Energy Inc.	4.450%	3/15/21	6,083	6,508
Dominion Energy Inc.	2.000%	8/15/21	5,000	4,898
Dominion Energy Inc.	2.750%	1/15/22	3,825	3,845
Dominion Energy Inc.	3.625%	12/1/24	5,300	5,412
Dominion Energy Inc.	3.900%	10/1/25	3,550	3,676
Dominion Energy Inc.	2.850%	8/15/26	2,375	2,266
Dominion Energy Inc.	6.300%	3/15/33	150	187
Dominion Energy Inc.	5.950%	6/15/35	5,625	6,911
Dominion Energy Inc.	4.900%	8/1/41	4,500	4,894
Dominion Energy Inc.	4.050%	9/15/42	6,747	6,598
Dominion Energy Inc.	4.700%	12/1/44	4,875	5,284
5 Dominion Energy Inc.	5.750%	10/1/54	575	616
DTE Electric Co.	3.450%	10/1/20	6,755	7,010
DTE Electric Co.	3.650%	3/15/24	2,160	2,275
DTE Electric Co.	3.375%	3/1/25	150	154
DTE Electric Co.	4.000%	4/1/43	1,971	2,035
DTE Electric Co.	3.700%	3/15/45	350	344
DTE Electric Co.	3.700%	6/1/46	6,200	6,078
DTE Energy Co.	1.500%	10/1/19	3,200	3,146
DTE Energy Co.	2.400%	12/1/19	2,250	2,260
DTE Energy Co.	3.300%	6/15/22	4,225	4,318
DTE Energy Co.	3.500%	6/1/24	8,150	8,280
DTE Energy Co.	2.850%	10/1/26	22,150	21,021
DTE Energy Co.	3.800%	3/15/27	3,500	3,583
Duke Energy Carolinas LLC	7.000%	11/15/18	150	160
Duke Energy Carolinas LLC	4.300%	6/15/20	2,275	2,424
Duke Energy Carolinas LLC	3.900%	6/15/21	8,868	9,401

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	2.950%	12/1/26	8,200	8,146
Duke Energy Carolinas LLC	6.000%	12/1/28	3,694	4,584
Duke Energy Carolinas LLC	6.450%	10/15/32	6,575	8,625
Duke Energy Carolinas LLC	6.100%	6/1/37	3,625	4,679
Duke Energy Carolinas LLC	6.000%	1/15/38	2,925	3,885
Duke Energy Carolinas LLC	6.050%	4/15/38	525	684
Duke Energy Carolinas LLC	5.300%	2/15/40	5,040	6,169
Duke Energy Carolinas LLC	4.250%	12/15/41	6,875	7,328
Duke Energy Carolinas LLC	4.000%	9/30/42	3,725	3,831
Duke Energy Carolinas LLC	3.750%	6/1/45	2,050	2,035
Duke Energy Carolinas LLC	3.875%	3/15/46	9,604	9,775
Duke Energy Corp.	5.050%	9/15/19	2,225	2,360
Duke Energy Corp.	3.050%	8/15/22	2,000	2,038
Duke Energy Corp.	3.950%	10/15/23	1,850	1,950
Duke Energy Corp.	3.750%	4/15/24	7,025	7,319
Duke Energy Corp.	4.800%	12/15/45	600	660
Duke Energy Corp.	3.750%	9/1/46	5,650	5,368
Duke Energy Florida LLC	3.200%	1/15/27	9,250	9,341
Duke Energy Florida LLC	6.350%	9/15/37	775	1,040
Duke Energy Florida LLC	6.400%	6/15/38	5,000	6,811
Duke Energy Florida LLC	5.650%	4/1/40	4,200	5,270
Duke Energy Florida LLC	3.400%	10/1/46	5,150	4,795
5 Duke Energy Florida Project Finance LLC	1.196%	3/1/22	1,449	1,439
5 Duke Energy Florida Project Finance LLC	1.731%	9/1/22	1,800	1,758
5 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	3,025	2,933
5 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	1,500	1,408
5 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	2,575	2,435
Duke Energy Indiana LLC	3.750%	7/15/20	2,100	2,189
Duke Energy Indiana LLC	6.120%	10/15/35	615	773
Duke Energy Indiana LLC	6.350%	8/15/38	3,575	4,788
Duke Energy Indiana LLC	4.200%	3/15/42	1,000	1,037
Duke Energy Indiana LLC	4.900%	7/15/43	2,450	2,830
Duke Energy Indiana LLC	3.750%	5/15/46	14,700	14,540
Duke Energy Ohio Inc.	3.700%	6/15/46	3,275	3,206
Duke Energy Progress LLC	5.300%	1/15/19	5,225	5,515
Duke Energy Progress LLC	3.000%	9/15/21	8,256	8,483
Duke Energy Progress LLC	2.800%	5/15/22	10,745	10,967
Duke Energy Progress LLC	3.250%	8/15/25	3,050	3,109
Duke Energy Progress LLC	6.300%	4/1/38	3,025	4,050
Duke Energy Progress LLC	4.100%	5/15/42	3,875	4,021
Duke Energy Progress LLC	4.100%	3/15/43	2,000	2,077
Duke Energy Progress LLC	4.375%	3/30/44	10,150	10,977
Duke Energy Progress LLC	4.150%	12/1/44	3,800	3,990
Duke Energy Progress LLC	3.700%	10/15/46	3,500	3,431
Edison International	2.125%	4/15/20	4,000	3,996
Edison International	2.950%	3/15/23	7,600	7,643
El Paso Electric Co.	6.000%	5/15/35	800	949
El Paso Electric Co.	5.000%	12/1/44	2,950	3,170
Emera US Finance LP	2.150%	6/15/19	1,250	1,249
Emera US Finance LP	2.700%	6/15/21	2,500	2,502
Emera US Finance LP	3.550%	6/15/26	3,300	3,297
Emera US Finance LP	4.750%	6/15/46	16,750	17,558
Enel Americas SA	4.000%	10/25/26	1,100	1,104
Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,496

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Entergy Arkansas Inc.	3.500%	4/1/26	3,950	4,076
Entergy Corp.	4.000%	7/15/22	1,000	1,056
Entergy Corp.	2.950%	9/1/26	3,500	3,366
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	8,450	8,838
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,000	1,160
Entergy Louisiana LLC	6.500%	9/1/18	1,700	1,785
Entergy Louisiana LLC	4.050%	9/1/23	5,650	5,998
Entergy Louisiana LLC	5.400%	11/1/24	3,077	3,528
Entergy Louisiana LLC	2.400%	10/1/26	5,500	5,188
Entergy Louisiana LLC	3.120%	9/1/27	4,500	4,477
Entergy Louisiana LLC	3.250%	4/1/28	4,700	4,696
6 Entergy Louisiana LLC	3.050%	6/1/31	11,480	11,062
Entergy Louisiana LLC	4.950%	1/15/45	5,175	5,329
Entergy Mississippi Inc.	2.850%	6/1/28	1,700	1,639
Entergy Texas Inc.	7.125%	2/1/19	3,000	3,224
Entergy Texas Inc.	5.150%	6/1/45	2,350	2,409
Eversource Energy	4.500%	11/15/19	10,332	10,881
Exelon Corp.	2.850%	6/15/20	1,625	1,651
Exelon Corp.	2.450%	4/15/21	1,000	996
Exelon Corp.	3.497%	6/1/22	3,000	3,076
Exelon Corp.	3.950%	6/15/25	11,425	11,819
Exelon Corp.	3.400%	4/15/26	7,025	6,977
Exelon Corp.	4.950%	6/15/35	5,400	5,934
Exelon Corp.	5.625%	6/15/35	3,250	3,819
Exelon Corp.	5.100%	6/15/45	4,725	5,285
Exelon Corp.	4.450%	4/15/46	6,600	6,815
Exelon Generation Co. LLC	2.950%	1/15/20	4,775	4,851
Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,437
Exelon Generation Co. LLC	3.400%	3/15/22	4,500	4,589
Exelon Generation Co. LLC	4.250%	6/15/22	6,000	6,312
Exelon Generation Co. LLC	6.250%	10/1/39	3,000	3,249
Exelon Generation Co. LLC	5.750%	10/1/41	5,175	5,282
Exelon Generation Co. LLC	5.600%	6/15/42	5,848	5,869
FirstEnergy Corp.	2.850%	7/15/22	5,000	4,984
FirstEnergy Corp.	4.250%	3/15/23	4,200	4,417
FirstEnergy Corp.	3.900%	7/15/27	11,000	10,999
6 FirstEnergy Corp.	7.375%	11/15/31	11,300	14,864
FirstEnergy Corp.	4.850%	7/15/47	7,750	7,870
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,429
Florida Power & Light Co.	3.250%	6/1/24	2,800	2,887
Florida Power & Light Co.	5.625%	4/1/34	1,450	1,796
Florida Power & Light Co.	5.650%	2/1/37	879	1,106
Florida Power & Light Co.	5.950%	2/1/38	3,250	4,234
Florida Power & Light Co.	5.960%	4/1/39	9,900	12,900
Florida Power & Light Co.	5.250%	2/1/41	975	1,187
Florida Power & Light Co.	4.125%	2/1/42	10,725	11,345
Florida Power & Light Co.	4.050%	6/1/42	800	840
Florida Power & Light Co.	3.800%	12/15/42	4,350	4,412
Florida Power & Light Co.	4.050%	10/1/44	2,873	3,018
8 Fortis Inc.	2.100%	10/4/21	3,900	3,818
8 Fortis Inc.	3.055%	10/4/26	18,850	18,192
Georgia Power Co.	1.950%	12/1/18	17,175	17,193
Georgia Power Co.	2.000%	3/30/20	3,150	3,136
Georgia Power Co.	2.400%	4/1/21	2,200	2,225

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Georgia Power Co.	2.850%	5/15/22	1,900	1,917
Georgia Power Co.	3.250%	4/1/26	7,700	7,665
Georgia Power Co.	3.250%	3/30/27	3,500	3,488
Georgia Power Co.	5.650%	3/1/37	200	238
Georgia Power Co.	5.950%	2/1/39	500	620
Georgia Power Co.	4.750%	9/1/40	2,900	3,116
Georgia Power Co.	4.300%	3/15/42	8,940	9,198
Georgia Power Co.	4.300%	3/15/43	3,810	3,929
Great Plains Energy Inc.	2.500%	3/9/20	3,500	3,523
Great Plains Energy Inc.	3.150%	4/1/22	4,750	4,794
Great Plains Energy Inc.	5.292%	6/15/22	500	548
Great Plains Energy Inc.	3.900%	4/1/27	14,000	14,203
Great Plains Energy Inc.	4.850%	4/1/47	3,500	3,605
Gulf Power Co.	3.300%	5/30/27	2,250	2,261
Iberdrola International BV	6.750%	7/15/36	3,735	4,869
Indiana Michigan Power Co.	7.000%	3/15/19	2,012	2,172
Indiana Michigan Power Co.	3.200%	3/15/23	5,750	5,736
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,537
Indiana Michigan Power Co.	4.550%	3/15/46	1,250	1,366
Indiana Michigan Power Co.	3.750%	7/1/47	2,200	2,141
Interstate Power & Light Co.	6.250%	7/15/39	2,475	3,203
Interstate Power & Light Co.	3.700%	9/15/46	2,925	2,812
ITC Holdings Corp.	4.050%	7/1/23	5,000	5,211
ITC Holdings Corp.	3.650%	6/15/24	1,564	1,574
ITC Holdings Corp.	5.300%	7/1/43	2,200	2,549
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,900	3,126
Kansas City Power & Light Co.	3.150%	3/15/23	850	858
Kansas City Power & Light Co.	6.050%	11/15/35	125	156
Kansas City Power & Light Co.	5.300%	10/1/41	4,795	5,590
Kansas City Power & Light Co.	4.200%	6/15/47	5,500	5,592
Kentucky Utilities Co.	3.250%	11/1/20	4,945	5,106
Kentucky Utilities Co.	5.125%	11/1/40	3,375	4,026
Kentucky Utilities Co.	4.375%	10/1/45	1,425	1,532
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,670
LG&E & KU Energy LLC	4.375%	10/1/21	5,190	5,489
Louisville Gas & Electric Co.	3.300%	10/1/25	1,600	1,629
MidAmerican Energy Co.	3.500%	10/15/24	10,000	10,424
MidAmerican Energy Co.	3.100%	5/1/27	4,050	4,070
MidAmerican Energy Co.	6.750%	12/30/31	3,800	5,173
MidAmerican Energy Co.	5.750%	11/1/35	1,575	1,965
MidAmerican Energy Co.	5.800%	10/15/36	1,350	1,691
MidAmerican Energy Co.	4.800%	9/15/43	675	776
MidAmerican Energy Co.	4.400%	10/15/44	3,800	4,142
MidAmerican Energy Co.	4.250%	5/1/46	3,505	3,759
MidAmerican Energy Co.	3.950%	8/1/47	4,250	4,393
MidAmerican Funding LLC	6.927%	3/1/29	3,935	5,198
Mississippi Power Co.	4.250%	3/15/42	4,475	3,937
National Rural Utilities Cooperative
Finance Corp.	10.375%	11/1/18	6,975	7,750
National Rural Utilities Cooperative
Finance Corp.	2.150%	2/1/19	3,000	3,018
National Rural Utilities Cooperative
Finance Corp.	1.650%	2/8/19	2,500	2,495

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative
Finance Corp.	1.500%	11/1/19	432	429
National Rural Utilities Cooperative
Finance Corp.	2.300%	11/15/19	4,250	4,293
National Rural Utilities Cooperative
Finance Corp.	2.000%	1/27/20	3,000	3,008
National Rural Utilities Cooperative
Finance Corp.	2.350%	6/15/20	8,975	9,034
National Rural Utilities Cooperative
Finance Corp.	2.300%	11/1/20	4,004	4,010
National Rural Utilities Cooperative
Finance Corp.	3.050%	2/15/22	6,510	6,700
National Rural Utilities Cooperative
Finance Corp.	2.400%	4/25/22	3,500	3,519
National Rural Utilities Cooperative
Finance Corp.	2.700%	2/15/23	6,000	6,007
National Rural Utilities Cooperative
Finance Corp.	2.950%	2/7/24	6,200	6,255
National Rural Utilities Cooperative
Finance Corp.	2.850%	1/27/25	4,500	4,452
National Rural Utilities Cooperative
Finance Corp.	3.050%	4/25/27	2,850	2,855
National Rural Utilities Cooperative
Finance Corp.	8.000%	3/1/32	1,363	1,996
National Rural Utilities Cooperative
Finance Corp.	4.023%	11/1/32	7,378	7,877
5 National Rural Utilities Cooperative
Finance Corp.	4.750%	4/30/43	50	51
5 National Rural Utilities Cooperative
Finance Corp.	5.250%	4/20/46	2,900	3,067
Nevada Power Co.	6.500%	8/1/18	14,093	14,794
Nevada Power Co.	7.125%	3/15/19	550	597
Nevada Power Co.	6.650%	4/1/36	965	1,295
Nevada Power Co.	6.750%	7/1/37	1,350	1,848
Nevada Power Co.	5.450%	5/15/41	500	595
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	3,842
NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	9,175	9,218
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	6,500	6,539
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	950	961
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	910	974
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	9,000	9,134
Northern States Power Co.	2.200%	8/15/20	1,700	1,707
Northern States Power Co.	2.600%	5/15/23	1,280	1,270
Northern States Power Co.	6.250%	6/1/36	840	1,109
Northern States Power Co.	6.200%	7/1/37	1,795	2,382
Northern States Power Co.	5.350%	11/1/39	3,245	3,968
Northern States Power Co.	3.400%	8/15/42	525	493
Northern States Power Co.	4.125%	5/15/44	5,850	6,166
Northern States Power Co.	4.000%	8/15/45	1,200	1,239
Northern States Power Co.	3.600%	5/15/46	5,000	4,849
NorthWestern Corp.	6.340%	4/1/19	3,000	3,216
NorthWestern Corp.	4.176%	11/15/44	2,400	2,477
NSTAR Electric Co.	2.375%	10/15/22	1,700	1,684
NSTAR Electric Co.	3.200%	5/15/27	3,000	3,015

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
NSTAR Electric Co.	5.500%	3/15/40	3,655	4,522
NV Energy Inc.	6.250%	11/15/20	9,260	10,408
Oglethorpe Power Corp.	5.950%	11/1/39	500	607
Oglethorpe Power Corp.	5.375%	11/1/40	9,145	10,478
Oglethorpe Power Corp.	5.250%	9/1/50	3,105	3,395
Ohio Edison Co.	6.875%	7/15/36	3,900	5,207
Ohio Power Co.	5.375%	10/1/21	5,925	6,596
Oklahoma Gas & Electric Co.	4.150%	4/1/47	2,125	2,217
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,125	2,127
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,615	3,850
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	6,470	8,897
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	209
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	2,800	4,126
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	7,590	8,321
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,350	2,841
Pacific Gas & Electric Co.	8.250%	10/15/18	3,455	3,722
Pacific Gas & Electric Co.	3.500%	10/1/20	5,790	5,972
Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,685
Pacific Gas & Electric Co.	2.450%	8/15/22	6,397	6,392
Pacific Gas & Electric Co.	3.250%	6/15/23	3,175	3,264
Pacific Gas & Electric Co.	3.850%	11/15/23	1,200	1,267
Pacific Gas & Electric Co.	3.750%	2/15/24	3,000	3,152
Pacific Gas & Electric Co.	3.400%	8/15/24	3,225	3,322
Pacific Gas & Electric Co.	3.500%	6/15/25	2,850	2,946
Pacific Gas & Electric Co.	2.950%	3/1/26	1,000	992
Pacific Gas & Electric Co.	3.300%	3/15/27	6,000	6,084
Pacific Gas & Electric Co.	6.050%	3/1/34	13,074	16,844
Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	11,436
Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	5,330
Pacific Gas & Electric Co.	6.250%	3/1/39	973	1,284
Pacific Gas & Electric Co.	4.450%	4/15/42	13,052	14,180
Pacific Gas & Electric Co.	4.600%	6/15/43	3,776	4,190
Pacific Gas & Electric Co.	5.125%	11/15/43	2,850	3,389
Pacific Gas & Electric Co.	4.750%	2/15/44	3,080	3,510
Pacific Gas & Electric Co.	4.300%	3/15/45	1,100	1,181
Pacific Gas & Electric Co.	4.250%	3/15/46	6,200	6,593
Pacific Gas & Electric Co.	4.000%	12/1/46	6,075	6,254
PacifiCorp	5.650%	7/15/18	3,000	3,119
PacifiCorp	5.500%	1/15/19	4,000	4,214
PacifiCorp	2.950%	2/1/22	3,550	3,624
PacifiCorp	3.600%	4/1/24	4,350	4,548
PacifiCorp	3.350%	7/1/25	1,448	1,477
PacifiCorp	7.700%	11/15/31	985	1,425
PacifiCorp	5.250%	6/15/35	2,875	3,380
PacifiCorp	5.750%	4/1/37	10,850	13,591
PacifiCorp	6.250%	10/15/37	900	1,191
PacifiCorp	6.350%	7/15/38	1,150	1,541
PacifiCorp	6.000%	1/15/39	100	130
PacifiCorp	4.100%	2/1/42	2,900	2,999
PECO Energy Co.	2.375%	9/15/22	875	869
PECO Energy Co.	5.950%	10/1/36	4,275	5,372
PECO Energy Co.	4.150%	10/1/44	1,890	1,984
PG&E Corp.	2.400%	3/1/19	3,425	3,437
Potomac Electric Power Co.	3.600%	3/15/24	200	208

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,488
Potomac Electric Power Co.	4.150%	3/15/43	3,000	3,175
PPL Capital Funding Inc.	4.200%	6/15/22	6,546	6,942
PPL Capital Funding Inc.	3.500%	12/1/22	490	505
PPL Capital Funding Inc.	3.400%	6/1/23	10,700	10,978
PPL Capital Funding Inc.	3.950%	3/15/24	275	288
PPL Capital Funding Inc.	3.100%	5/15/26	5,000	4,886
PPL Capital Funding Inc.	4.700%	6/1/43	4,050	4,280
PPL Capital Funding Inc.	5.000%	3/15/44	2,000	2,251
PPL Electric Utilities Corp.	3.000%	9/15/21	3,065	3,144
PPL Electric Utilities Corp.	6.250%	5/15/39	800	1,067
PPL Electric Utilities Corp.	4.750%	7/15/43	3,885	4,427
PPL Electric Utilities Corp.	4.125%	6/15/44	1,700	1,783
PPL Electric Utilities Corp.	3.950%	6/1/47	3,300	3,398
Progress Energy Inc.	4.875%	12/1/19	150	159
Progress Energy Inc.	4.400%	1/15/21	7,667	8,135
Progress Energy Inc.	3.150%	4/1/22	15,800	16,109
Progress Energy Inc.	7.000%	10/30/31	2,300	3,037
Progress Energy Inc.	6.000%	12/1/39	2,365	2,974
PSEG Power LLC	5.125%	4/15/20	415	444
PSEG Power LLC	3.000%	6/15/21	1,675	1,700
PSEG Power LLC	8.625%	4/15/31	2,525	3,265
Public Service Co. of Colorado	5.800%	8/1/18	425	443
Public Service Co. of Colorado	5.125%	6/1/19	3,725	3,942
Public Service Co. of Colorado	3.200%	11/15/20	6,025	6,214
Public Service Co. of Colorado	6.250%	9/1/37	75	99
Public Service Co. of Colorado	6.500%	8/1/38	25	34
Public Service Co. of Colorado	3.600%	9/15/42	800	776
Public Service Co. of Colorado	4.300%	3/15/44	4,575	4,906
Public Service Co. of Colorado	3.800%	6/15/47	6,000	6,051
Public Service Co. of New Hampshire	3.500%	11/1/23	875	912
Public Service Co. of Oklahoma	5.150%	12/1/19	650	690
Public Service Electric & Gas Co.	2.300%	9/15/18	9,000	9,072
Public Service Electric & Gas Co.	1.900%	3/15/21	6,575	6,499
Public Service Electric & Gas Co.	2.375%	5/15/23	3,100	3,074
Public Service Electric & Gas Co.	3.000%	5/15/25	1,170	1,179
Public Service Electric & Gas Co.	2.250%	9/15/26	3,055	2,874
Public Service Electric & Gas Co.	3.000%	5/15/27	3,000	2,997
Public Service Electric & Gas Co.	5.800%	5/1/37	875	1,107
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,933
Public Service Electric & Gas Co.	3.650%	9/1/42	575	571
Public Service Electric & Gas Co.	3.800%	3/1/46	14,050	14,216
Puget Energy Inc.	6.500%	12/15/20	4,050	4,515
Puget Energy Inc.	6.000%	9/1/21	4,325	4,793
Puget Energy Inc.	5.625%	7/15/22	2,425	2,701
Puget Energy Inc.	3.650%	5/15/25	4,150	4,139
Puget Sound Energy Inc.	6.274%	3/15/37	3,825	4,982
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,776
Puget Sound Energy Inc.	5.795%	3/15/40	1,610	2,060
Puget Sound Energy Inc.	5.638%	4/15/41	900	1,120
Puget Sound Energy Inc.	4.300%	5/20/45	6,025	6,483
San Diego Gas & Electric Co.	3.000%	8/15/21	1,350	1,388
San Diego Gas & Electric Co.	6.000%	6/1/39	200	262
San Diego Gas & Electric Co.	4.500%	8/15/40	3,970	4,393
San Diego Gas & Electric Co.	3.750%	6/1/47	5,000	5,016

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
SCANA Corp.	6.250%	4/1/20	1,455	1,577
SCANA Corp.	4.750%	5/15/21	2,445	2,555
SCANA Corp.	4.125%	2/1/22	1,500	1,529
Sierra Pacific Power Co.	3.375%	8/15/23	1,450	1,480
Sierra Pacific Power Co.	2.600%	5/1/26	11,255	10,857
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,956
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,750	2,910
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,225	2,851
South Carolina Electric & Gas Co.	5.300%	5/15/33	150	170
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,922
South Carolina Electric & Gas Co.	5.450%	2/1/41	1,525	1,770
South Carolina Electric & Gas Co.	4.350%	2/1/42	2,500	2,548
South Carolina Electric & Gas Co.	4.600%	6/15/43	3,300	3,490
South Carolina Electric & Gas Co.	4.100%	6/15/46	800	788
South Carolina Electric & Gas Co.	4.500%	6/1/64	10,015	10,088
South Carolina Electric & Gas Co.	5.100%	6/1/65	3,725	4,121
Southern California Edison Co.	3.875%	6/1/21	3,789	3,996
5 Southern California Edison Co.	1.845%	2/1/22	2,500	2,471
Southern California Edison Co.	2.400%	2/1/22	2,700	2,701
Southern California Edison Co.	3.500%	10/1/23	10,600	11,048
Southern California Edison Co.	6.650%	4/1/29	450	579
Southern California Edison Co.	6.000%	1/15/34	750	952
Southern California Edison Co.	5.750%	4/1/35	800	1,001
Southern California Edison Co.	5.350%	7/15/35	4,485	5,391
Southern California Edison Co.	5.550%	1/15/36	500	609
Southern California Edison Co.	5.625%	2/1/36	1,875	2,316
Southern California Edison Co.	5.950%	2/1/38	2,775	3,587
Southern California Edison Co.	6.050%	3/15/39	1,460	1,919
Southern California Edison Co.	4.500%	9/1/40	6,807	7,522
Southern California Edison Co.	4.050%	3/15/42	6,450	6,693
Southern California Edison Co.	3.900%	3/15/43	425	432
Southern California Edison Co.	4.650%	10/1/43	2,975	3,370
Southern California Edison Co.	3.600%	2/1/45	2,200	2,132
Southern Co.	1.550%	7/1/18	3,750	3,740
Southern Co.	1.850%	7/1/19	3,190	3,169
Southern Co.	2.150%	9/1/19	1,650	1,649
Southern Co.	2.750%	6/15/20	2,400	2,429
Southern Co.	2.350%	7/1/21	5,400	5,364
Southern Co.	2.950%	7/1/23	4,450	4,422
Southern Co.	3.250%	7/1/26	7,230	7,075
Southern Co.	4.250%	7/1/36	8,125	8,283
Southern Co.	4.400%	7/1/46	9,400	9,615
5 Southern Co.	5.500%	3/15/57	1,400	1,486
Southern Power Co.	1.950%	12/15/19	1,400	1,389
Southern Power Co.	2.375%	6/1/20	500	499
Southern Power Co.	2.500%	12/15/21	5,000	4,955
Southern Power Co.	4.150%	12/1/25	2,000	2,086
Southern Power Co.	5.150%	9/15/41	6,290	6,684
Southern Power Co.	5.250%	7/15/43	5,625	5,979
Southern Power Co.	4.950%	12/15/46	2,475	2,556
Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,071
Southwestern Electric Power Co.	2.750%	10/1/26	4,800	4,606
Southwestern Electric Power Co.	3.900%	4/1/45	3,331	3,335
Southwestern Public Service Co.	3.300%	6/15/24	200	205

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Southwestern Public Service Co.	4.500%	8/15/41	2,154	2,368
Southwestern Public Service Co.	3.400%	8/15/46	14,075	13,177
Tampa Electric Co.	5.400%	5/15/21	2,590	2,852
Tampa Electric Co.	2.600%	9/15/22	1,000	984
Tampa Electric Co.	6.550%	5/15/36	350	450
Tampa Electric Co.	4.100%	6/15/42	100	99
Tampa Electric Co.	4.350%	5/15/44	3,500	3,594
Tampa Electric Co.	4.200%	5/15/45	3,400	3,415
TECO Finance Inc.	5.150%	3/15/20	4,862	5,158
Toledo Edison Co.	6.150%	5/15/37	2,244	2,780
TransAlta Corp.	4.500%	11/15/22	2,050	2,061
TransAlta Corp.	6.500%	3/15/40	2,400	2,303
8 Tri-State Generation & Transmission
Assn. Inc.	6.000%	6/15/40	800	966
Tucson Electric Power Co.	3.050%	3/15/25	2,000	1,945
UIL Holdings Corp.	4.625%	10/1/20	4,400	4,530
Union Electric Co.	6.700%	2/1/19	2,732	2,933
Union Electric Co.	3.500%	4/15/24	5,300	5,511
Union Electric Co.	2.950%	6/15/27	9,500	9,403
Union Electric Co.	5.300%	8/1/37	3,269	3,911
Union Electric Co.	8.450%	3/15/39	2,200	3,517
Union Electric Co.	3.900%	9/15/42	175	179
Union Electric Co.	3.650%	4/15/45	1,825	1,802
Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,068
Virginia Electric & Power Co.	3.450%	9/1/22	10,595	11,007
Virginia Electric & Power Co.	2.750%	3/15/23	6,050	6,035
Virginia Electric & Power Co.	3.450%	2/15/24	5,390	5,564
Virginia Electric & Power Co.	3.100%	5/15/25	3,450	3,471
Virginia Electric & Power Co.	3.150%	1/15/26	8,145	8,181
Virginia Electric & Power Co.	2.950%	11/15/26	3,357	3,319
Virginia Electric & Power Co.	3.500%	3/15/27	4,500	4,627
Virginia Electric & Power Co.	6.000%	1/15/36	2,840	3,612
Virginia Electric & Power Co.	6.000%	5/15/37	4,225	5,407
Virginia Electric & Power Co.	6.350%	11/30/37	2,800	3,734
Virginia Electric & Power Co.	4.000%	1/15/43	15,375	15,818
Virginia Electric & Power Co.	4.650%	8/15/43	225	254
Virginia Electric & Power Co.	4.450%	2/15/44	2,045	2,247
Virginia Electric & Power Co.	4.200%	5/15/45	2,750	2,912
Virginia Electric & Power Co.	4.000%	11/15/46	7,500	7,720
WEC Energy Group Inc.	2.450%	6/15/20	2,075	2,088
WEC Energy Group Inc.	3.550%	6/15/25	2,900	2,989
Westar Energy Inc.	2.550%	7/1/26	6,200	5,977
Westar Energy Inc.	3.100%	4/1/27	5,000	4,942
Westar Energy Inc.	4.125%	3/1/42	4,550	4,761
Westar Energy Inc.	4.100%	4/1/43	900	932
Westar Energy Inc.	4.625%	9/1/43	2,900	3,196
Westar Energy Inc.	4.250%	12/1/45	750	792
Wisconsin Electric Power Co.	5.625%	5/15/33	150	181
Wisconsin Electric Power Co.	4.250%	6/1/44	1,405	1,472
Wisconsin Electric Power Co.	4.300%	12/15/45	2,500	2,634
Wisconsin Power & Light Co.	6.375%	8/15/37	2,125	2,835
Wisconsin Public Service Corp.	1.650%	12/4/18	4,500	4,487
Wisconsin Public Service Corp.	3.671%	12/1/42	2,150	2,081
Wisconsin Public Service Corp.	4.752%	11/1/44	2,175	2,528

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	4.700%	5/15/20	4,120	4,366
Xcel Energy Inc.	2.400%	3/15/21	7,625	7,639
Xcel Energy Inc.	2.600%	3/15/22	4,250	4,279
Xcel Energy Inc.	3.300%	6/1/25	11,100	11,223
Xcel Energy Inc.	3.350%	12/1/26	3,325	3,360
Xcel Energy Inc.	6.500%	7/1/36	961	1,269

Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	760	836
Atmos Energy Corp.	3.000%	6/15/27	4,875	4,842
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,950
Atmos Energy Corp.	4.150%	1/15/43	75	78
Atmos Energy Corp.	4.125%	10/15/44	5,325	5,578
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,001	7,353
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	2,892
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,975	2,424
KeySpan Corp.	5.803%	4/1/35	100	120
NiSource Finance Corp.	6.800%	1/15/19	905	967
NiSource Finance Corp.	5.450%	9/15/20	800	873
NiSource Finance Corp.	3.490%	5/15/27	7,300	7,342
NiSource Finance Corp.	5.950%	6/15/41	10,422	12,936
NiSource Finance Corp.	4.800%	2/15/44	3,250	3,554
NiSource Finance Corp.	5.650%	2/1/45	742	894
NiSource Finance Corp.	4.375%	5/15/47	7,300	7,602
ONE Gas Inc.	2.070%	2/1/19	2,350	2,352
ONE Gas Inc.	4.658%	2/1/44	1,200	1,322
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,225	1,326
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	4,000	3,751
Sempra Energy	9.800%	2/15/19	1,500	1,683
Sempra Energy	1.625%	10/7/19	3,900	3,865
Sempra Energy	2.400%	3/15/20	3,200	3,213
Sempra Energy	2.850%	11/15/20	3,930	3,989
Sempra Energy	2.875%	10/1/22	2,325	2,331
Sempra Energy	4.050%	12/1/23	11,785	12,517
Sempra Energy	3.750%	11/15/25	8,855	9,104
Sempra Energy	3.250%	6/15/27	5,500	5,408
Sempra Energy	6.000%	10/15/39	6,925	8,737
Southern California Gas Co.	3.200%	6/15/25	560	573
Southern California Gas Co.	2.600%	6/15/26	9,300	8,982
Southern California Gas Co.	3.750%	9/15/42	3,325	3,362
Southern Co. Gas Capital Corp.	5.250%	8/15/19	1,600	1,701
Southern Co. Gas Capital Corp.	3.500%	9/15/21	680	698
Southern Co. Gas Capital Corp.	5.875%	3/15/41	5,475	6,571
Southern Co. Gas Capital Corp.	4.400%	6/1/43	1,000	1,028
Southern Co. Gas Capital Corp.	3.950%	10/1/46	2,700	2,568
Southern Co. Gas Capital Corp.	4.400%	5/30/47	14,000	14,443

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	1,400	1,447
American Water Capital Corp.	3.000%	12/1/26	1,400	1,394
American Water Capital Corp.	6.593%	10/15/37	6,175	8,530
American Water Capital Corp.	4.300%	9/1/45	625	676
American Water Capital Corp.	4.000%	12/1/46	600	631

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Utilities plc	5.375%	2/1/19	5,875	6,109
United Utilities plc	6.875%	8/15/28	100	121
Veolia Environnement SA	6.750%	6/1/38	4,850	6,255
				2,493,257
Total Corporate Bonds (Cost $34,863,030)				35,924,305
Sovereign Bonds (4.8%)
African Development Bank	1.625%	10/2/18	11,500	11,512
African Development Bank	1.000%	11/2/18	9,100	9,041
African Development Bank	1.000%	5/15/19	11,000	10,886
African Development Bank	1.375%	2/12/20	5,700	5,653
African Development Bank	1.875%	3/16/20	23,100	23,200
African Development Bank	1.250%	7/26/21	6,650	6,467
African Development Bank	2.375%	9/23/21	13,500	13,701
Agricultural Bank of China Ltd.	2.750%	5/21/20	2,000	2,002
Asian Development Bank	5.593%	7/16/18	1,700	1,766
Asian Development Bank	1.750%	9/11/18	1,650	1,656
Asian Development Bank	1.500%	9/28/18	15,000	15,015
Asian Development Bank	0.875%	10/5/18	25,000	24,818
Asian Development Bank	1.875%	10/23/18	5,120	5,144
Asian Development Bank	1.375%	1/15/19	9,500	9,485
Asian Development Bank	1.750%	3/21/19	14,700	14,750
Asian Development Bank	1.875%	4/12/19	13,500	13,580
Asian Development Bank	1.000%	8/16/19	7,250	7,163
Asian Development Bank	1.750%	1/10/20	17,500	17,553
Asian Development Bank	1.500%	1/22/20	10,400	10,366
Asian Development Bank	1.375%	3/23/20	2,750	2,727
Asian Development Bank	1.625%	5/5/20	91,175	91,061
Asian Development Bank	1.625%	3/16/21	8,300	8,228
Asian Development Bank	1.750%	6/8/21	13,550	13,459
Asian Development Bank	2.125%	11/24/21	700	704
Asian Development Bank	2.000%	2/16/22	53,650	53,639
Asian Development Bank	1.875%	2/18/22	15,700	15,599
Asian Development Bank	2.000%	1/22/25	10,750	10,495
Asian Development Bank	2.000%	4/24/26	4,700	4,541
Asian Development Bank	2.625%	1/12/27	7,250	7,348
8 Bank of England	1.250%	3/14/19	1,700	1,691
Canada	1.625%	2/27/19	5,650	5,642
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	14,450	14,312
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	8,000	8,027
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	22,100	22,069
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	15,000	15,769
Corp. Andina de Fomento	1.500%	8/8/17	8,000	8,000
Corp. Andina de Fomento	2.000%	5/10/19	9,600	9,609
Corp. Andina de Fomento	8.125%	6/4/19	11,725	13,022
Corp. Andina de Fomento	2.125%	9/27/21	6,000	5,940
Corp. Andina de Fomento	4.375%	6/15/22	22,599	24,401
Council Of Europe Development Bank	1.500%	5/17/19	5,300	5,294
Council Of Europe Development Bank	1.750%	11/14/19	5,000	5,009
Council Of Europe Development Bank	1.625%	3/10/20	15,500	15,449
Council Of Europe Development Bank	1.625%	3/16/21	4,600	4,543
Ecopetrol SA	5.875%	9/18/23	13,250	14,459
Ecopetrol SA	4.125%	1/16/25	16,775	16,377
Ecopetrol SA	5.375%	6/26/26	13,000	13,471

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ecopetrol SA	7.375%	9/18/43	5,950	6,404
Ecopetrol SA	5.875%	5/28/45	12,525	11,498
Emirates Telecommunications Group
Co. PJSC	3.500%	6/18/24	5,000	5,080
European Bank for Reconstruction
& Development	0.750%	9/1/17	8,075	8,065
European Bank for Reconstruction
& Development	1.000%	9/17/18	2,050	2,039
European Bank for Reconstruction
& Development	1.625%	11/15/18	4,675	4,685
European Bank for Reconstruction
& Development	1.750%	6/14/19	21,525	21,567
European Bank for Reconstruction
& Development	0.875%	7/22/19	7,500	7,383
European Bank for Reconstruction
& Development	1.750%	11/26/19	2,700	2,705
European Bank for Reconstruction
& Development	1.500%	3/16/20	10,750	10,688
European Bank for Reconstruction
& Development	2.000%	2/1/21	25,000	25,034
European Bank for Reconstruction
& Development	1.875%	2/23/22	14,500	14,370
European Investment Bank	1.125%	8/15/18	33,300	33,174
European Investment Bank	1.625%	12/18/18	34,225	34,301
European Investment Bank	1.875%	3/15/19	46,000	46,272
European Investment Bank	1.750%	6/17/19	62,470	62,669
European Investment Bank	1.125%	8/15/19	10,000	9,906
European Investment Bank	1.625%	3/16/20	32,400	32,334
European Investment Bank	1.750%	5/15/20	42,650	42,615
European Investment Bank	1.375%	6/15/20	21,200	20,968
European Investment Bank	1.625%	8/14/20	35,000	34,848
European Investment Bank	2.875%	9/15/20	17,125	17,685
European Investment Bank	1.625%	12/15/20	21,500	21,342
European Investment Bank	4.000%	2/16/21	11,575	12,415
European Investment Bank	2.000%	3/15/21	37,000	37,141
European Investment Bank	2.500%	4/15/21	22,975	23,435
European Investment Bank	1.375%	9/15/21	2,000	1,950
European Investment Bank	2.125%	10/15/21	7,600	7,637
European Investment Bank	2.250%	3/15/22	75,150	75,790
European Investment Bank	2.375%	6/15/22	40,000	40,494
European Investment Bank	2.250%	8/15/22	21,100	21,226
European Investment Bank	3.250%	1/29/24	12,200	12,908
European Investment Bank	1.875%	2/10/25	9,400	9,071
European Investment Bank	2.125%	4/13/26	30,000	29,245
European Investment Bank	2.375%	5/24/27	8,000	7,940
European Investment Bank	4.875%	2/15/36	1,600	2,060
Export Development Canada	1.500%	10/3/18	15,125	15,098
Export Development Canada	1.250%	2/4/19	8,300	8,257
8 Export Development Canada	1.500%	4/4/19	2,350	2,343
9 Export Development Canada	1.750%	8/19/19	7,000	6,990
9 Export Development Canada	1.625%	12/3/19	3,600	3,585
9 Export Development Canada	1.625%	1/17/20	5,450	5,433
Export Development Canada	1.625%	6/1/20	6,500	6,484
Export Development Canada	1.500%	5/26/21	17,900	17,535

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Export Development Canada	1.375%	10/21/21	7,300	7,090
	Export-Import Bank of Korea	1.750%	2/27/18	4,150	4,144
	Export-Import Bank of Korea	2.875%	9/17/18	7,300	7,371
	Export-Import Bank of Korea	1.750%	5/26/19	5,100	5,059
	Export-Import Bank of Korea	2.375%	8/12/19	5,000	5,017
	Export-Import Bank of Korea	1.500%	10/21/19	10,000	9,845
	Export-Import Bank of Korea	5.125%	6/29/20	5,300	5,699
	Export-Import Bank of Korea	4.000%	1/29/21	3,400	3,560
	Export-Import Bank of Korea	2.500%	5/10/21	6,000	5,968
	Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,267
	Export-Import Bank of Korea	1.875%	10/21/21	13,450	13,004
	Export-Import Bank of Korea	2.750%	1/25/22	14,500	14,507
	Export-Import Bank of Korea	5.000%	4/11/22	3,300	3,628
	Export-Import Bank of Korea	4.000%	1/14/24	17,850	18,867
	Export-Import Bank of Korea	2.875%	1/21/25	3,000	2,945
	Export-Import Bank of Korea	3.250%	11/10/25	6,200	6,240
	Export-Import Bank of Korea	2.625%	5/26/26	6,000	5,762
	Export-Import Bank of Korea	3.250%	8/12/26	425	428
	FMS Wertmanagement AoeR	1.125%	9/5/17	5,700	5,700
	FMS Wertmanagement AoeR	1.250%	7/30/18	13,000	12,957
	FMS Wertmanagement AoeR	1.625%	11/20/18	11,000	11,025
	FMS Wertmanagement AoeR	1.000%	8/16/19	11,700	11,545
10	FMS Wertmanagement AoeR	1.750%	1/24/20	21,000	20,948
	FMS Wertmanagement AoeR	1.750%	3/17/20	6,000	6,002
	Hydro-Quebec	8.400%	1/15/22	3,040	3,737
	Hydro-Quebec	8.050%	7/7/24	1,150	1,494
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,200	4,209
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	5,850	5,950
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	250	252
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	5,200	5,152
	Inter-American Development Bank	1.750%	8/24/18	7,620	7,648
	Inter-American Development Bank	1.125%	8/28/18	21,000	20,921
	Inter-American Development Bank	4.250%	9/10/18	275	284
	Inter-American Development Bank	1.000%	5/13/19	14,500	14,368
	Inter-American Development Bank	1.125%	9/12/19	24,800	24,567
	Inter-American Development Bank	3.875%	9/17/19	16,750	17,556
	Inter-American Development Bank	1.750%	10/15/19	20,200	20,262
	Inter-American Development Bank	3.875%	2/14/20	1,800	1,900
	Inter-American Development Bank	1.625%	5/12/20	32,000	31,890
	Inter-American Development Bank	2.125%	11/9/20	10,400	10,506
	Inter-American Development Bank	1.875%	3/15/21	16,000	16,001
	Inter-American Development Bank	2.125%	1/18/22	68,500	68,914
	Inter-American Development Bank	1.750%	4/14/22	25,600	25,274
	Inter-American Development Bank	3.000%	10/4/23	2,350	2,454
	Inter-American Development Bank	3.000%	2/21/24	13,000	13,576
	Inter-American Development Bank	2.125%	1/15/25	14,000	13,808
	Inter-American Development Bank	7.000%	6/15/25	1,125	1,454
	Inter-American Development Bank	2.000%	6/2/26	27,625	26,654
6	Inter-American Development Bank	2.375%	7/7/27	31,250	31,015
	Inter-American Development Bank	3.200%	8/7/42	2,000	1,998
	Inter-American Development Bank	4.375%	1/24/44	5,200	6,281
	International Bank for Reconstruction
	& Development	0.875%	7/19/18	30,000	29,849

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	1.000%	10/5/18	9,000	8,953
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	42,875	43,129
	International Bank for Reconstruction
	& Development	1.250%	7/26/19	17,000	16,905
	International Bank for Reconstruction
	& Development	0.875%	8/15/19	40,000	39,426
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	5,100	5,129
	International Bank for Reconstruction
	& Development	1.125%	11/27/19	22,025	21,770
	International Bank for Reconstruction
	& Development	1.375%	3/30/20	24,000	23,801
6	International Bank for Reconstruction
	& Development	1.875%	4/21/20	91,000	91,288
	International Bank for Reconstruction
	& Development	2.125%	11/1/20	20,400	20,607
	International Bank for Reconstruction
	& Development	1.625%	3/9/21	28,100	27,891
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	34,000	33,406
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	10,250	10,391
	International Bank for Reconstruction
	& Development	1.375%	9/20/21	36,000	35,149
	International Bank for Reconstruction
	& Development	2.000%	1/26/22	92,000	91,982
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	33,425	32,875
	International Bank for Reconstruction
	& Development	7.625%	1/19/23	15,950	20,406
	International Bank for Reconstruction
	& Development	2.500%	11/25/24	34,500	34,932
	International Bank for Reconstruction
	& Development	8.875%	3/1/26	450	659
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	1,200	1,505
	International Finance Corp.	2.125%	11/17/17	25,300	25,374
	International Finance Corp.	1.250%	7/16/18	15,400	15,377
	International Finance Corp.	1.750%	9/4/18	6,400	6,422
	International Finance Corp.	1.750%	9/16/19	10,500	10,546
	International Finance Corp.	1.750%	3/30/20	18,225	18,220
	International Finance Corp.	2.125%	4/7/26	28,575	27,915
11	Japan Bank for International Cooperation	1.125%	7/19/17	19,750	19,750
11	Japan Bank for International Cooperation	1.750%	7/31/18	10,625	10,621
11	Japan Bank for International Cooperation	1.750%	11/13/18	19,900	19,866
11	Japan Bank for International Cooperation	2.125%	2/7/19	6,050	6,069
11	Japan Bank for International Cooperation	1.750%	5/29/19	500	498
11	Japan Bank for International Cooperation	2.250%	2/24/20	15,400	15,400
11	Japan Bank for International Cooperation	1.750%	5/28/20	47,800	47,215
11	Japan Bank for International Cooperation	2.125%	6/1/20	11,000	10,977
11	Japan Bank for International Cooperation	1.875%	4/20/21	6,600	6,483
11	Japan Bank for International Cooperation	1.500%	7/21/21	14,000	13,508

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
11	Japan Bank for International Cooperation	2.000%	11/4/21	14,250	13,977
11	Japan Bank for International Cooperation	2.500%	6/1/22	2,200	2,198
11	Japan Bank for International Cooperation	3.375%	7/31/23	2,400	2,509
11	Japan Bank for International Cooperation	3.000%	5/29/24	17,000	17,405
11	Japan Bank for International Cooperation	2.125%	2/10/25	14,500	13,969
11	Japan Bank for International Cooperation	2.500%	5/28/25	3,900	3,845
11	Japan Bank for International Cooperation	2.375%	4/20/26	1,600	1,551
11	Japan Bank for International Cooperation	2.875%	6/1/27	7,000	6,985
11	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	5,920
11	Japan International Cooperation Agency	2.750%	4/27/27	8,400	8,350
10	KFW	4.500%	7/16/18	6,225	6,418
10	KFW	1.125%	8/6/18	12,100	12,067
10	KFW	1.000%	9/7/18	48,000	47,747
10	KFW	1.125%	11/16/18	35,000	34,816
10	KFW	1.375%	12/14/18	5,110	5,103
10	KFW	1.500%	2/6/19	51,500	51,476
10	KFW	1.875%	4/1/19	48,590	48,868
10	KFW	4.875%	6/17/19	10,075	10,711
10	KFW	1.000%	7/15/19	36,250	35,838
10	KFW	1.750%	10/15/19	23,650	23,719
10	KFW	4.000%	1/27/20	5,400	5,706
10	KFW	1.750%	3/31/20	31,700	31,574
10	KFW	1.500%	4/20/20	27,500	27,337
10	KFW	1.625%	5/29/20	59,000	58,811
10	KFW	2.750%	9/8/20	15,050	15,485
10	KFW	2.750%	10/1/20	13,200	13,580
10	KFW	1.500%	6/15/21	60,600	59,596
10	KFW	2.375%	8/25/21	19,590	19,905
10	KFW	2.000%	11/30/21	52,950	52,931
10	KFW	2.625%	1/25/22	14,200	14,567
10	KFW	2.125%	3/7/22	70,000	70,205
10	KFW	2.125%	6/15/22	63,100	63,235
10	KFW	2.000%	10/4/22	24,875	24,702
10	KFW	2.125%	1/17/23	23,500	23,457
10	KFW	2.500%	11/20/24	39,500	39,978
10	KFW	2.000%	5/2/25	31,350	30,547
10	KFW	0.000%	4/18/36	8,000	4,546
	Korea Development Bank	3.500%	8/22/17	3,450	3,458
	Korea Development Bank	2.500%	1/13/21	5,000	4,974
	Korea Development Bank	4.625%	11/16/21	9,250	9,974
	Korea Development Bank	2.625%	2/27/22	14,000	13,955
	Korea Development Bank	3.000%	9/14/22	18,750	18,940
	Korea Development Bank	3.750%	1/22/24	10,350	10,770
	Korea Development Bank	3.000%	1/13/26	1,500	1,487
10	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,626
10	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,900	2,884
10	Landwirtschaftliche Rentenbank	2.250%	10/1/21	20,370	20,560
10	Landwirtschaftliche Rentenbank	2.000%	12/6/21	2,100	2,096
10	Landwirtschaftliche Rentenbank	2.000%	1/13/25	16,300	15,876
10	Landwirtschaftliche Rentenbank	2.375%	6/10/25	14,575	14,538
10	Landwirtschaftliche Rentenbank	1.750%	7/27/26	8,925	8,378
	Nexen Energy ULC	7.875%	3/15/32	525	731
	Nexen Energy ULC	5.875%	3/10/35	690	824
	Nexen Energy ULC	6.400%	5/15/37	13,400	17,170

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Nexen Energy ULC	7.500%	7/30/39	3,400	4,914
	Nordic Investment Bank	0.875%	9/27/18	4,500	4,469
	Nordic Investment Bank	1.875%	6/14/19	8,300	8,347
	Nordic Investment Bank	1.250%	8/2/21	5,000	4,858
	Nordic Investment Bank	2.125%	2/1/22	9,000	9,054
	North American Development Bank	2.300%	10/10/18	2,087	2,100
	North American Development Bank	4.375%	2/11/20	975	1,027
	North American Development Bank	2.400%	10/26/22	3,300	3,213
12	Oesterreichische Kontrollbank AG	1.625%	3/12/19	3,800	3,799
12	Oesterreichische Kontrollbank AG	1.125%	4/26/19	10,200	10,108
12	Oesterreichische Kontrollbank AG	1.375%	2/10/20	5,675	5,614
12	Oesterreichische Kontrollbank AG	1.500%	10/21/20	30,000	29,629
12	Oesterreichische Kontrollbank AG	1.875%	1/20/21	10,900	10,869
12	Oesterreichische Kontrollbank AG	2.375%	10/1/21	6,450	6,527
5	Oriental Republic of Uruguay	8.000%	11/18/22	3,900	4,758
5	Oriental Republic of Uruguay	4.500%	8/14/24	9,225	9,932
5	Oriental Republic of Uruguay	4.375%	10/27/27	19,750	21,132
5	Oriental Republic of Uruguay	7.625%	3/21/36	11,100	15,096
5	Oriental Republic of Uruguay	4.125%	11/20/45	6,579	6,102
5	Oriental Republic of Uruguay	5.100%	6/18/50	24,025	24,662
	Petroleos Mexicanos	5.500%	2/4/19	5,000	5,221
	Petroleos Mexicanos	8.000%	5/3/19	300	329
	Petroleos Mexicanos	6.000%	3/5/20	3,000	3,206
	Petroleos Mexicanos	3.500%	7/23/20	4,200	4,241
	Petroleos Mexicanos	5.500%	1/21/21	16,120	17,010
	Petroleos Mexicanos	6.375%	2/4/21	51,113	55,336
	Petroleos Mexicanos	4.875%	1/24/22	38,757	40,027
8	Petroleos Mexicanos	5.375%	3/13/22	10,590	11,165
	Petroleos Mexicanos	3.500%	1/30/23	11,150	10,659
	Petroleos Mexicanos	4.625%	9/21/23	20,612	20,771
	Petroleos Mexicanos	4.875%	1/18/24	8,222	8,348
5	Petroleos Mexicanos	2.290%	2/15/24	1,050	1,043
	Petroleos Mexicanos	2.378%	4/15/25	1,520	1,514
	Petroleos Mexicanos	4.500%	1/23/26	1,995	1,934
	Petroleos Mexicanos	6.875%	8/4/26	12,730	14,130
8	Petroleos Mexicanos	6.500%	3/13/27	38,550	41,411
	Petroleos Mexicanos	6.625%	6/15/35	16,600	17,207
	Petroleos Mexicanos	6.625%	6/15/38	3,025	3,085
	Petroleos Mexicanos	6.500%	6/2/41	18,725	18,630
	Petroleos Mexicanos	5.500%	6/27/44	9,225	8,152
	Petroleos Mexicanos	6.375%	1/23/45	12,870	12,565
	Petroleos Mexicanos	5.625%	1/23/46	29,404	26,250
	Petroleos Mexicanos	6.750%	9/21/47	37,376	37,700
13	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	1,255	1,895
	Province of Alberta	1.900%	12/6/19	19,775	19,725
	Province of British Columbia	2.650%	9/22/21	14,150	14,406
	Province of British Columbia	2.000%	10/23/22	9,800	9,689
	Province of British Columbia	2.250%	6/2/26	1,100	1,058
	Province of British Columbia	7.250%	9/1/36	2,171	3,352
	Province of Manitoba	2.100%	9/6/22	3,000	2,968
	Province of Manitoba	3.050%	5/14/24	19,800	20,268
	Province of Manitoba	2.125%	6/22/26	4,000	3,784
	Province of Nova Scotia	9.125%	5/1/21	1,280	1,571

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Province of Ontario	3.000%	7/16/18	2,550	2,580
Province of Ontario	2.000%	9/27/18	12,500	12,522
Province of Ontario	1.625%	1/18/19	13,000	12,947
Province of Ontario	2.000%	1/30/19	30,000	30,039
Province of Ontario	1.250%	6/17/19	10,000	9,871
Province of Ontario	1.650%	9/27/19	18,000	17,873
Province of Ontario	4.000%	10/7/19	3,550	3,706
Province of Ontario	4.400%	4/14/20	13,100	13,896
Province of Ontario	1.875%	5/21/20	7,400	7,350
Province of Ontario	2.500%	9/10/21	16,000	16,229
Province of Ontario	2.400%	2/8/22	16,000	16,064
Province of Ontario	2.250%	5/18/22	34,000	34,002
Province of Ontario	2.450%	6/29/22	1,525	1,524
Province of Ontario	3.200%	5/16/24	10,000	10,400
Province of Ontario	2.500%	4/27/26	8,000	7,881
Province of Quebec	3.500%	7/29/20	8,670	8,995
Province of Quebec	2.750%	8/25/21	13,475	13,687
Province of Quebec	2.375%	1/31/22	8,000	8,018
Province of Quebec	2.625%	2/13/23	34,919	35,405
Province of Quebec	7.125%	2/9/24	9,075	11,219
Province of Quebec	2.875%	10/16/24	9,400	9,583
Province of Quebec	2.500%	4/20/26	500	491
Province of Quebec	2.750%	4/12/27	34,300	34,122
Province of Quebec	7.500%	9/15/29	10,342	14,672
Republic of Chile	3.875%	8/5/20	300	316
Republic of Chile	2.250%	10/30/22	10,400	10,287
Republic of Chile	3.125%	1/21/26	18,994	19,374
Republic of Chile	3.860%	6/21/47	7,100	7,123
Republic of Colombia	7.375%	3/18/19	3,760	4,104
Republic of Colombia	11.750%	2/25/20	350	435
Republic of Colombia	4.375%	7/12/21	15,385	16,377
5 Republic of Colombia	2.625%	3/15/23	17,950	17,545
Republic of Colombia	4.000%	2/26/24	44,428	46,236
Republic of Colombia	8.125%	5/21/24	1,800	2,296
5 Republic of Colombia	4.500%	1/28/26	18,017	19,125
5 Republic of Colombia	3.875%	4/25/27	7,675	7,727
Republic of Colombia	10.375%	1/28/33	3,850	5,886
Republic of Colombia	7.375%	9/18/37	11,500	14,846
Republic of Colombia	6.125%	1/18/41	13,500	15,584
5 Republic of Colombia	5.625%	2/26/44	5,100	5,576
5 Republic of Colombia	5.000%	6/15/45	42,013	42,379
Republic of Finland	6.950%	2/15/26	1,000	1,275
Republic of Hungary	6.250%	1/29/20	12,075	13,222
Republic of Hungary	6.375%	3/29/21	76,425	85,978
Republic of Hungary	5.375%	2/21/23	8,200	9,133
Republic of Hungary	7.625%	3/29/41	4,025	5,994
Republic of Italy	6.875%	9/27/23	24,425	28,833
Republic of Italy	5.375%	6/15/33	13,750	15,559
Republic of Korea	7.125%	4/16/19	19,678	21,468
Republic of Korea	3.875%	9/11/23	7,800	8,332
Republic of Korea	5.625%	11/3/25	575	691
Republic of Korea	2.750%	1/19/27	18,400	18,036
Republic of Panama	5.200%	1/30/20	20,755	22,415
5 Republic of Panama	3.750%	3/16/25	12,200	12,535
Republic of Panama	7.125%	1/29/26	13,700	17,408

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Republic of Panama	8.875%	9/30/27	2,500	3,563
5 Republic of Panama	3.875%	3/17/28	400	411
Republic of Panama	9.375%	4/1/29	8,450	12,451
5 Republic of Panama	6.700%	1/26/36	21,548	27,745
5 Republic of Panama	4.500%	5/15/47	7,100	7,206
5 Republic of Panama	4.300%	4/29/53	5,000	4,913
Republic of Peru	8.750%	11/21/33	30,883	47,341
5 Republic of Peru	6.550%	3/14/37	14,900	19,557
Republic of Peru	5.625%	11/18/50	17,733	21,507
Republic of Poland	6.375%	7/15/19	26,860	29,200
Republic of Poland	5.125%	4/21/21	15,650	17,235
Republic of Poland	5.000%	3/23/22	29,185	32,432
Republic of Poland	3.000%	3/17/23	23,200	23,606
Republic of Poland	4.000%	1/22/24	975	1,043
Republic of Poland	3.250%	4/6/26	11,900	12,108
Republic of the Philippines	8.375%	6/17/19	7,000	7,884
Republic of the Philippines	6.500%	1/20/20	200	223
Republic of the Philippines	4.000%	1/15/21	15,025	16,020
Republic of the Philippines	4.200%	1/21/24	7,200	7,875
Republic of the Philippines	9.500%	10/21/24	2,000	2,893
Republic of the Philippines	10.625%	3/16/25	8,525	13,118
Republic of the Philippines	5.500%	3/30/26	9,350	11,208
Republic of the Philippines	9.500%	2/2/30	4,450	7,137
Republic of the Philippines	7.750%	1/14/31	13,300	19,202
Republic of the Philippines	6.375%	1/15/32	15,004	19,636
Republic of the Philippines	6.375%	10/23/34	14,025	18,829
Republic of the Philippines	5.000%	1/13/37	1,950	2,308
Republic of the Philippines	3.950%	1/20/40	10,999	11,549
Republic of the Philippines	3.700%	3/1/41	6,733	6,809
Republic of the Philippines	3.700%	2/2/42	8,888	8,957
8 Sinopec Group Overseas
Development 2012 Ltd.	4.875%	5/17/42	450	499
State of Israel	5.125%	3/26/19	5,350	5,651
State of Israel	4.000%	6/30/22	8,200	8,778
State of Israel	3.150%	6/30/23	2,400	2,467
State of Israel	2.875%	3/16/26	30,000	29,827
State of Israel	4.500%	1/30/43	7,700	8,157
Statoil ASA	3.125%	8/17/17	5,390	5,401
Statoil ASA	6.700%	1/15/18	1,000	1,027
Statoil ASA	1.950%	11/8/18	3,500	3,511
Statoil ASA	5.250%	4/15/19	3,990	4,228
Statoil ASA	2.250%	11/8/19	8,000	8,046
Statoil ASA	2.900%	11/8/20	3,025	3,090
Statoil ASA	2.750%	11/10/21	10,400	10,533
Statoil ASA	3.150%	1/23/22	3,975	4,084
Statoil ASA	2.450%	1/17/23	17,550	17,343
Statoil ASA	2.650%	1/15/24	12,518	12,362
Statoil ASA	3.700%	3/1/24	9,856	10,342
Statoil ASA	3.250%	11/10/24	5,100	5,197
Statoil ASA	7.250%	9/23/27	3,350	4,479
8 Statoil ASA	6.500%	12/1/28	225	289
Statoil ASA	7.150%	1/15/29	1,165	1,573
Statoil ASA	5.100%	8/17/40	4,000	4,579
Statoil ASA	4.250%	11/23/41	3,100	3,175
Statoil ASA	3.950%	5/15/43	2,400	2,380

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Statoil ASA	4.800%	11/8/43	12,295	13,712
Svensk Exportkredit AB	1.250%	4/12/19	4,900	4,867
Svensk Exportkredit AB	1.875%	6/17/19	11,700	11,750
Svensk Exportkredit AB	1.125%	8/28/19	7,100	7,006
Svensk Exportkredit AB	1.750%	5/18/20	16,400	16,391
Svensk Exportkredit AB	1.750%	3/10/21	7,500	7,434
United Mexican States	5.125%	1/15/20	3,500	3,793
United Mexican States	3.625%	3/15/22	62,592	64,906
United Mexican States	4.000%	10/2/23	58,933	61,679
United Mexican States	3.600%	1/30/25	16,826	17,048
United Mexican States	4.125%	1/21/26	6,650	6,910
United Mexican States	4.150%	3/28/27	23,000	23,838
United Mexican States	7.500%	4/8/33	2,250	3,021
United Mexican States	6.750%	9/27/34	5,500	7,009
United Mexican States	6.050%	1/11/40	25,952	30,649
United Mexican States	4.750%	3/8/44	52,583	52,646
United Mexican States	4.600%	1/23/46	3,951	3,864
United Mexican States	4.350%	1/15/47	31,600	29,787
United Mexican States	5.750%	10/12/10	31,110	32,269
Total Sovereign Bonds (Cost $6,272,483)				6,336,778
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority
BP Settlement Revenue	3.163%	9/15/25	2,800	2,841
Alameda County CA Joint Powers
Authority Lease Revenue	7.046%	12/1/44	2,080	3,007
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy Campus
Project)	7.834%	2/15/41	3,625	5,365
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy Campus
Project)	6.053%	2/15/43	400	498
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy Campus
Project)	5.939%	2/15/47	6,245	7,790
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy Campus
Project)	6.270%	2/15/50	1,090	1,354
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy Campus
Project)	7.499%	2/15/50	750	1,072
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy Campus
Project)	8.084%	2/15/50	2,850	4,544
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,600	2,247
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	13,058	18,668
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	2,425	3,711
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	6,940	10,492
California Department of Water Resources
Power Supply Revenue	2.000%	5/1/22	9,000	8,896

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
California GO	6.200%	3/1/19	1,100	1,181
California GO	6.200%	10/1/19	4,710	5,154
California GO	5.700%	11/1/21	9,805	11,162
California GO	2.367%	4/1/22	9,245	9,273
California GO	7.500%	4/1/34	14,705	21,355
California GO	7.550%	4/1/39	17,145	26,163
California GO	7.300%	10/1/39	6,735	9,849
California GO	7.350%	11/1/39	12,425	18,235
California GO	7.625%	3/1/40	7,480	11,396
California GO	7.600%	11/1/40	20,015	31,167
California State University Systemwide
Revenue	3.899%	11/1/47	2,300	2,362
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	615	779
Chicago IL GO	7.045%	1/1/29	4,950	5,148
Chicago IL GO	7.375%	1/1/33	1,850	1,930
Chicago IL GO	7.781%	1/1/35	825	863
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	5,160	6,321
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	1,320	1,783
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,750	2,102
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,835	6,149
Chicago IL Water Revenue	6.742%	11/1/40	4,400	5,606
Clark County NV Airport System Revenue	6.881%	7/1/42	550	602
Clark County NV Airport System Revenue	6.820%	7/1/45	3,400	4,948
Connecticut GO	5.632%	12/1/29	1,610	1,862
Connecticut GO	5.090%	10/1/30	800	878
Connecticut GO	5.850%	3/15/32	9,015	10,534
Cook County IL GO	6.229%	11/15/34	1,750	2,146
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,058
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,800	2,407
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,935	3,499
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	6,950	9,249
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,709
Dartmouth College New Hampshire GO	4.750%	6/1/19	165	175
District of Columbia Income Tax Revenue	5.591%	12/1/34	450	556
District of Columbia Water & Sewer Authority
Public Utility Revenue	4.814%	10/1/14	8,750	9,270
East Bay CA Municipal Utility District Water
System Revenue	5.874%	6/1/40	1,415	1,862
Emory University Georgia GO	5.625%	9/1/19	1,430	1,528
Energy Northwest Washington Electric
Revenue (Columbia Generating Station)	2.197%	7/1/19	2,000	2,015
Florida Board of Administration Finance Corp
Revenue	2.638%	7/1/21	5,000	5,030
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.107%	7/1/18	6,960	7,001
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.995%	7/1/20	11,535	11,790

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	George Washington University District of
	Columbia GO	3.485%	9/15/22	2,800	2,905
	George Washington University District of
	Columbia GO	4.300%	9/15/44	1,500	1,581
	George Washington University District of
	Columbia GO	4.868%	9/15/45	39	44
	Georgia Municipal Electric Power Authority
	Revenue	6.637%	4/1/57	7,120	8,740
	Georgia Municipal Electric Power Authority
	Revenue	6.655%	4/1/57	6,650	8,124
	Georgia Municipal Electric Power Authority
	Revenue	7.055%	4/1/57	5,100	5,866
	Houston TX GO	6.290%	3/1/32	13,840	16,427
	Illinois GO	4.950%	6/1/23	2,125	2,150
	Illinois GO	5.100%	6/1/33	44,760	41,890
	Illinois GO	6.630%	2/1/35	5,400	5,549
	Illinois GO	6.725%	4/1/35	3,550	3,641
	Illinois GO	7.350%	7/1/35	5,800	6,210
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	4,220	5,411
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	784
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	3.985%	1/1/29	3,640	3,885
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	4.532%	1/1/35	2,250	2,481
	Kansas Department of Transportation
	Highway Revenue	4.596%	9/1/35	2,700	3,096
	Kansas Development Finance Authority
	Revenue	4.927%	4/15/45	100	110
14	Kansas Development Finance Authority
	Revenue (Public Employees Retirement
	System)	5.501%	5/1/34	2,025	2,335
	Kentucky Asset/Liability Commission
	General Fund Revenue	3.165%	4/1/18	39	39
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	4,250	6,439
	Los Angeles CA Department of Water
	& Power Revenue	5.716%	7/1/39	1,650	2,107
	Los Angeles CA Department of Water
	& Power Revenue	6.166%	7/1/40	600	666
	Los Angeles CA Department of Water
	& Power Revenue	6.574%	7/1/45	6,555	9,555
	Los Angeles CA Department of Water
	& Power Revenue	6.603%	7/1/50	600	884
	Los Angeles CA Unified School District GO	5.755%	7/1/29	5,195	6,390
	Los Angeles CA Unified School District GO	5.750%	7/1/34	10,295	13,011
	Los Angeles CA Unified School District GO	6.758%	7/1/34	3,150	4,336
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	6,300	7,970
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	850	1,265
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	800	1,048
	Massachusetts GO	4.200%	12/1/21	8,980	9,576
	Massachusetts GO	5.456%	12/1/39	5,250	6,625

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,750	3,505
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	425	550
	Metropolitan Government of Nashville &
	Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	2,008
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	4,625	6,743
	Mississippi GO	5.245%	11/1/34	1,350	1,613
6	Missouri Health & Educational Facilities
	Authority Revenue (Washington University)	3.652%	8/15/57	3,500	3,458
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	600	718
15	New Jersey Economic Development
	Authority Revenue (State Pension Funding)	7.425%	2/15/29	10,515	12,915
	New Jersey Transportation Trust Fund
	Authority Transportation System Revenue	5.754%	12/15/28	7,680	8,211
	New Jersey Transportation Trust Fund
	Authority Transportation System Revenue	6.561%	12/15/40	3,180	3,700
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,725	10,101
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	16,526	24,090
	New York City NY GO	6.646%	12/1/31	100	113
	New York City NY GO	6.246%	6/1/35	950	1,047
	New York City NY GO	5.517%	10/1/37	3,225	4,014
	New York City NY GO	6.271%	12/1/37	5,500	7,392
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.750%	6/15/41	500	661
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,376
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.724%	6/15/42	795	1,053
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.952%	6/15/42	1,000	1,352
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.011%	6/15/42	350	477
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.282%	6/15/42	2,275	2,554
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.440%	6/15/43	2,580	3,309
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.882%	6/15/44	13,590	18,383
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	2,925	3,616
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	3,800	4,754
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	1,000	1,252
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	9,600	14,537
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	975	1,219
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.668%	11/15/39	6,360	8,688

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	1,150	1,424
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.600%	3/15/40	1,785	2,249
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,915
	New York University Hospitals Center
	Revenue	5.750%	7/1/43	3,100	3,883
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	4,825	7,035
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	1,575	1,895
	Ohio State University General Receipts
	Revenue	3.798%	12/1/46	4,500	4,570
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	5,531	5,683
	Ohio Water Development Authority Water
	Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,050	1,196
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	2,060	2,653
	Oregon GO	5.762%	6/1/23	771	859
	Oregon GO	5.892%	6/1/27	1,725	2,086
14	Oregon School Boards Association GO	5.528%	6/30/28	375	440
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of
	Philadelphia)	5.000%	9/15/27	999	1,095
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,805
	Port Authority of New York & New Jersey
	Revenue	6.040%	12/1/29	1,850	2,361
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	4,900	6,201
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	3,050	3,860
	Port Authority of New York & New Jersey
	Revenue	4.960%	8/1/46	5,025	5,966
	Port Authority of New York & New Jersey
	Revenue	5.310%	8/1/46	3,350	3,634
	Port Authority of New York & New Jersey
	Revenue	4.926%	10/1/51	3,560	4,190
	Port Authority of New York & New Jersey
	Revenue	4.458%	10/1/62	13,850	15,090
	Port Authority of New York & New Jersey
	Revenue	4.810%	10/15/65	3,360	3,877
	Port of Morrow OR Transmission Facilities
	Revenue (Bonneville Cooperation Project)	2.987%	9/1/36	105	98
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	3,630	4,431
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	3,000	2,866
	Princeton University New Jersey GO	4.950%	3/1/19	3,400	3,583
	Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,246
	Regents of the University of California
	Revenue	3.063%	7/1/25	4,000	4,029
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	1,250	1,683

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	2,900	3,503
	Salt River Project Arizona Agricultural
	Improvement & Power District Revenue	4.839%	1/1/41	3,250	3,844
	San Antonio TX Electric & Gas Systems
	evenue	5.985%	2/1/39	1,550	2,019
	San Antonio TX Electric & Gas Systems
	Revenue	5.808%	2/1/41	7,000	8,945
	San Antonio TX Electric & Gas Systems
	Revenue	4.427%	2/1/42	1,410	1,540
	San Diego County CA Regional
	Transportation Commission Sales Tax
	Revenue	5.911%	4/1/48	1,470	1,947
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	6,180	8,348
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	5,750	8,423
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	3,355	4,128
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	2,000	1,888
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	6,925	8,190
	Stanford University California GO	4.750%	5/1/19	100	106
	Texas GO	5.517%	4/1/39	7,590	9,882
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,850	4,551
	Texas Transportation Commission Revenue	4.631%	4/1/33	4,000	4,541
	Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,617
	University of California Regents Medical
	Center Revenue	6.548%	5/15/48	4,925	6,684
	University of California Regents Medical
	Center Revenue	6.583%	5/15/49	1,055	1,433
	University of California Revenue	4.601%	5/15/31	12,830	14,246
	University of California Revenue	5.770%	5/15/43	5,790	7,417
	University of California Revenue	5.946%	5/15/45	5,510	7,039
	University of California Revenue	4.858%	5/15/12	8,065	8,329
	University of California Revenue	4.767%	5/15/15	175	177
	University of North Carolina University
	System Revenue	3.327%	12/1/36	90	90
	University of Southern California GO	5.250%	10/1/11	1,800	2,179
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	525	570
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	150	182
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	1,665	1,962
	Utah GO	4.554%	7/1/24	550	605
	Utah GO	3.539%	7/1/25	4,400	4,631
	Washington GO	5.140%	8/1/40	1,920	2,346
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	9,400	9,602
	Wisconsin General Fund Annual
	Appropriation Revenue	3.154%	5/1/27	3,000	3,014
14	Wisconsin GO	5.700%	5/1/26	3,020	3,503
Total Taxable Municipal Bonds (Cost $839,665)					926,515

Total Bond Market II Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (3.0%)
Money Market Fund (3.0%)
16 Vanguard Market Liquidity Fund
(Cost $3,872,734)	1.181%	38,725,102	3,873,285
Total Investments (102.4%) (Cost $132,139,059)			133,506,597

			Amount
			($000)
Other Assets and Liabilities (-2.4%)
Other Assets
Investment in Vanguard			8,551
Receivables for Investment Securities Sold			1,242,847
Receivables for Accrued Income			756,869
Receivables for Capital Shares Issued			51,153
Other Assets			950
Total Other Assets			2,060,370
Liabilities
Payables for Investment Securities Purchased			(4,823,268)
Payables for Capital Shares Redeemed			(251,215)
Payables to Vanguard			(43,321)
Other Liabilities			(21,992)
Total Liabilities			(5,139,796)
Net Assets (100%)			130,427,171

Total Bond Market II Index Fund

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	129,065,556
Overdistributed Net Investment Income	(3,123)
Accumulated Net Realized Losses	(2,800)
Unrealized Appreciation (Depreciation)	1,367,538
Net Assets	130,427,171

Investor Shares—Net Assets
Applicable to 7,267,982,079 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	77,990,709
Net Asset Value Per Share—Investor Shares	$10.73

Institutional Shares—Net Assets
Applicable to 4,886,575,627 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	52,436,462
Net Asset Value Per Share—Institutional Shares	$10.73

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,138,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
June 30, 2017.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $725,644,000, representing 0.6% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Government of Japan.
12 Guaranteed by the Republic of Austria.
13 Guaranteed by the Republic of the Philippines.
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Six Months Ended
June30,2017
($000)
Investment Income
Income
Interest[1]	1,539,799
Total Income	1,539,799
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,992
Management and Administrative—Investor Shares	24,430
Management and Administrative—Institutional Shares	3,182
Marketing and Distribution—Investor Shares	7,357
Marketing and Distribution—Institutional Shares	724
Custodian Fees	507
Shareholders’ Reports—Investor Shares	779
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	38
Total Expenses	39,010
Net Investment Income	1,500,789
Realized Net Gain (Loss) on Investment Securities Sold[1]	69,771
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,354,955
Net Increase (Decrease) in Net Assets Resulting from Operations	2,925,515
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $15,786,000 and $8,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,500,789	2,376,901
Realized Net Gain (Loss)	69,771	93,758
Change in Unrealized Appreciation (Depreciation)	1,354,955	(418,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,925,515	2,052,544
Distributions
Net Investment Income
Investor Shares	(886,208)	(1,410,749)
Institutional Shares	(610,975)	(968,904)
Realized Capital Gain[1]
Investor Shares	—	(72,380)
Institutional Shares	—	(47,951)
Total Distributions	(1,497,183)	(2,499,984)
Capital Share Transactions
Investor Shares	8,747,342	13,248,605
Institutional Shares	6,238,439	9,059,393
Net Increase (Decrease) from Capital Share Transactions	14,985,781	22,307,998
Total Increase (Decrease)	16,414,113	21,860,558
Net Assets
Beginning of Period	114,013,058	92,152,500
End of Period[2]	130,427,171	114,013,058
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $88,465,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,123,000) and ($6,729,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.61	$10.60	$10.84	$10.49	$10.97	$10.87
Investment Operations
Net Investment Income	.129	.251	.248	.242	.221	.253
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.022	(.216)	.375	(.467)	.168
Total from Investment Operations	.248	.273	.032	.617	(.246)	.421
Distributions
Dividends from Net Investment Income	(.128)	(. 252)	(. 248)	(. 242)	(. 221)	(. 253)
Distributions from Realized Capital Gains	—	(. 011)	(. 024)	(. 025)	(. 013)	(. 068)
Total Distributions	(.128)	(. 263)	(. 272)	(. 267)	(. 234)	(. 321)
Net Asset Value, End of Period	$10.73	$10.61	$10.60	$10.84	$10.49	$10.97

Total Return[1]	2.35%	2.55%	0.28%	5.93%	-2.26%	3.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$77,991	$68,381	$55,392	$54,268	$47,497	$45,758
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.09%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.43%	2.31%	2.30%	2.26%	2.07%	2.29%
Portfolio Turnover Rate[2]	79%	88%	116%	108%[3]	111%[3]	102%[3]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 22%, 24%, 46%, 56%, 52%, and 53% attributable to mortgage-dollar-roll activity.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.61	$10.60	$10.84	$10.49	$10.97	$10.87
Investment Operations
Net Investment Income	.133	.259	.256	.248	.228	.261
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.022	(.216)	.375	(.467)	.168
Total from Investment Operations	.252	.281	.040	.623	(.239)	.429
Distributions
Dividends from Net Investment Income	(.132)	(. 260)	(. 256)	(. 248)	(. 228)	(. 261)
Distributions from Realized Capital Gains	—	(. 011)	(. 024)	(. 025)	(. 013)	(. 068)
Total Distributions	(.132)	(. 271)	(. 280)	(. 273)	(. 241)	(. 329)
Net Asset Value, End of Period	$10.73	$10.61	$10.60	$10.84	$10.49	$10.97

Total Return[1]	2.39%	2.62%	0.35%	5.99%	-2.20%	3.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52,436	$45,632	$36,760	$36,485	$25,093	$18,704
Ratio of Total Expenses to
Average Net Assets	0.02%	0.02%	0.02%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.38%	2.37%	2.31%	2.14%	2.36%
Portfolio Turnover Rate[2]	79%	88%	116%	108%[3]	111%[3]	102%[3]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 22%, 24%, 46%, 56%, 52%, and 53% attributable to mortgage-dollar-roll activity.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities.

Total Bond Market II Index Fund

The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Total Bond Market II Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the fund had contributed to Vanguard capital in the amount of $8,551,000, representing 0.01% of the fund’s net assets and 3.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	83,342,424	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,103,290	—
Corporate Bonds	—	35,924,305	—
Sovereign Bonds	—	6,336,778	—
Taxable Municipal Bonds	—	926,515	—
Temporary Cash Investments	3,873,285	—	—
Total	3,873,285	129,633,312	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $72,571,000 during the period from November 1, 2016, through December 31, 2016, which are deferred and will be treated as realized for tax purposes in fiscal 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2017.

Total Bond Market II Index Fund

At June 30, 2017, the cost of investment securities for tax purposes was $132,139,059,000. Net unrealized appreciation of investment securities for tax purposes was $1,367,538,000, consisting of unrealized gains of $2,094,644,000 on securities that had risen in value since their purchase and $727,106,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2017, the fund purchased $9,719,556,000 of investment securities and sold $4,700,407,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $53,607,171,000 and $43,670,421,000, respectively.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	11,785,529	1,106,188	21,070,079	1,945,840
Issued in Lieu of Cash Distributions	886,208	82,926	1,483,130	136,610
Redeemed	(3,924,395)	(367,051)	(9,304,604)	(860,218)
Net Increase (Decrease)—Investor Shares	8,747,342	822,063	13,248,605	1,222,232
Institutional Shares
Issued	10,800,374	1,015,071	13,582,180	1,252,726
Issued in Lieu of Cash Distributions	610,975	57,172	1,016,855	93,652
Redeemed	(5,172,910)	(487,158)	(5,539,642)	(511,493)
Net Increase (Decrease)—Institutional Shares	6,238,439	585,085	9,059,393	834,885

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	12/31/2016	6/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,023.48	$0.45
Institutional Shares	1,000.00	1,023.85	0.10
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.35	$0.45
Institutional Shares	1,000.00	1,024.70	0.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.09% for Investor Shares and 0.02% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market II Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2009 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2009, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S.
Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float
Adjusted Index thereafter.

Vanguard Total Bond Market II Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market II Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Bond Market II Index Fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of
Vanguard Total Bond Market II Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Total Bond Market II Index Fund or any owners or purchasers of Vanguard Total Bond Market II
Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Total Bond Market II Index Fund, or the
owners of Vanguard Total Bond Market II Index Fund into consideration in determining, composing, or calculating the
Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total Bond Market II Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Total Bond Market II Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD TOTAL
BOND MARKET II INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA
INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS
RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION
OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL
NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH
RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX. BARCLAYS MAKES NO EXPRESS
OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS
SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL
DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6352 082017

Semiannual Report | June 30, 2017

Vanguard Inflation-Protected Securities Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended June 30, 2017, Vanguard Inflation-Protected Securities Fund returned 0.89% for Investor Shares. This was slightly ahead of both its benchmark index and its peer-funds average. Investor Shares’ 30-day SEC yield began the period at 0.07%, dipped to –0.15% in March, then climbed back to 0.07% by June 30.

• The U.S. bond market recorded positive returns. Short-term rates rose in reaction to the Federal Reserve’s shift of its benchmark rate. But yields fell and prices rose for longer-term bonds as investors grew cautious about signs of slowing inflation and sluggish economic growth. Treasuries underperformed investment-grade corporate bonds.

• Yields on Treasury inflation-protected securities (TIPS) were higher on the short end of the maturity spectrum but stayed relatively flat or dipped a bit on the longer end.

• The gap between nominal Treasury and TIPS yields—a measure of expected inflation over the next five years—narrowed slightly, from 1.80% to 1.76%.

Total Returns: Six Months Ended June 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	0.07%	0.20%	0.69%	0.89%
Admiral™ Shares	0.17	0.23	0.67	0.90
Institutional Shares	0.20	0.26	0.67	0.93
Bloomberg Barclays U.S. Treasury Inflation
Protected Securities Index				0.85
Inflation-Protected Bond Funds Average				0.66

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.74%

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and
0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Inflation-Protected Bond Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity

2

dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
	Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

3

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition

4

period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

5

Advisor’s Report

For the fiscal half-year ended June 30, 2017, Investor Shares of Vanguard Inflation-Protected Securities Fund returned 0.89%. That was slightly better than the 0.85% return of the fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, and the 0.66% average return of peer-group funds.

The investment environment

U.S. gross domestic product (GDP) readings have moderated recently. The annualized inflation-adjusted GDP reading rose 1.4% in the first quarter of 2017, lower than the 2.1% figure from the previous quarter. The deceleration reflected a decline in private inventory investment, the pace of consumer spending, and state and local government spending. These influences were partly offset by an upturn in exports, an acceleration in nonresidential fixed investment, and a decline in imports as U.S. demand softened slightly. Preliminary second-quarter GDP figures were not available at the time of this writing but are expected to show a slight upturn from the first quarter, helped by a buildup of inventory.

Inflation measures during the past six months indicated that price gains remained close to the Federal Reserve’s targeted range of about 2%, although the readings moderated over the period. Commodity prices softened along with demand in the first half while core service

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	March 31,	June 30,
Maturity	2016	2017	2017
2 years	–0.54%	–0.51%	–0.25%
3 years	–0.35	–0.33	–0.19
5 Years	0.13	0.10	0.13
7 Years	0.43	0.38	0.39
10 Years	0.62	0.53	0.57
20 Years	0.89	0.79	0.85
30 Years	1.06	1.04	1.04
Source: Vanguard.

6

prices cooled moderately. The annual change in the Consumer Price Index, which stood at 2.1% in December 2016, declined to 1.6% by June. The 12-month change in the more stable core CPI, which excludes food and energy items, was 1.7% at the end of June, compared with 2.2% a year ago.

Another measure that’s watched closely by the Fed, the core personal consumption expenditures (PCE) index, has continued to run below CPI readings and the Fed’s inflation target. The core PCE rose 1.4% for the 12 months ended May 31, the latest figure available. Slowing inflation was a global event in the second quarter, with major economies experiencing a modest impact because of rising currencies and lower commodity prices.

In June, the Federal Open Market Committee raised the target for the federal funds rate by 25 basis points to a range between 1% and 1.25%, the fourth hike in a series of increases that began at the end of 2015, and the second of 2017. (A basis point is equal to one-hundredth of a percentage point.)

Fed Chairwoman Janet Yellen indicated that the tighter labor market was creating the necessary conditions for an acceleration in future inflation, and that the Fed views the recent slowdown as temporary. While the labor market continues to hum at full or near-full employment and housing sales are healthy, there are some signs that economic growth moderated a bit in the spring. Lower energy prices, changes to cellular plans, moderating rent increases, and muted gains in medical care prices all weighed on inflation.

Late last year, the Fed telegraphed that it planned a “gradual” increase in rates over the next couple of years. Although it has followed through on two of the three quarter-percentage-point increases it expected to implement in 2017, the recent deceleration in inflation could prompt it to wait until 2018 to move further. Some officials have indicated that they will remain patient, waiting until inflation reaches—and even modestly exceeds—2% for some time before raising rates at a quicker pace. However, the Fed is still expected to proceed with its plans to gradually reduce its balance sheet, which was expanded dramatically after the 2008–09 financial crisis.

Management of the portfolio

The U.S. Treasury uses the non-seasonally adjusted CPI for urban consumers (CPI-U NSA) to govern the inflation adjustments made for Treasury inflation-protected securities (TIPS). As it had for the same period in 2016, this measure rose for six straight months: The monthly increase was 0.6% in January, but it moderated to 0.1% in June.

In the TIPS market, real yields increased among shorter maturities but mostly remained in negative territory. The real yield of the 2-year TIPS rose from –0.54% to –0.25%, reflecting the market’s

7

expectation that the Fed would raise rates over the next several years more slowly than it had projected.

Meanwhile, the 5-year TIPS real yield ended the six-months where it had started, at 0.13%. The 10-year TIPS real yield didn’t move much either, declining just 0.05 percentage point to 0.57%. The relative stability of TIPS yields on the intermediate- and long-term sections of the yield curve indicated that long-run inflation worries remained dormant as realized inflation stayed under the Fed’s official target.

The fund’s Investor Shares’ 30-day SEC yield began the period at 0.07%, retreated to –0.15% in mid-March, and ended back where it started, at 0.07%.

The break-even inflation (BEI) rate, which is the difference between nominal Treasury and TIPS yields, declined modestly, further signaling investors’ belief that inflation was well-contained. For example, the 2-year BEI declined from 1.73% to 1.63%, the 5-year BEI shifted from 1.80% to 1.76%, and the 10-year BEI went from 1.83% to 1.74%.

The BEI moves were caused more by falling yields for nominal Treasuries than by changes in TIPS yields. Growth expectations slowed amid cooling demand, inflation decelerated, and the timeline for fiscal stimulus was pushed out to 2018. The bellwether 10-year Treasury yield, which began at 2.45%, declined to 2.20% in May but then moved up to end the period at 2.31%.

We made minimal changes to the portfolio, retaining an overweighted allocation to long-dated securities, as we expect the Fed to maintain a very gradual pace of rate hikes over the next several quarters. Additional tactical trading based on duration added some value.

Unlike in 2016, when we withheld distributions in March and September to make sure we had sufficient income for distributions in June and December, this year we were able to make distributions in both March and June. However, the June distribution consisted only of interest income from TIPS. We did not distribute any inflation adjustments to minimize the possibility of having to return capital to shareholders in December. This could occur if there is insufficient income from our portfolio in the second half of the year, which can happen because of the sometimes volatile nature of the inflation index used by the Treasury.

Outlook

We agree with the Fed’s view that the recent disinflation is indeed transitory and that we can expect a gradual rise in the PCE measure through the end of 2019. Readings on home prices and rents remain on their long-term upward trend, medical prices continue to rise, and recent weakness in the U.S. dollar should provide a modest uplift to prices next year. Wage increases, which appear to be mysteriously absent given the labor market tightness, are expected to rise only modestly by the end of the year but are

8

not, in our economic team’s view, a necessary precondition for higher core inflation.

Over the next year we expect that Fed rate hikes will follow inflation higher, rather than attempt to preempt inflation, as its balance-sheet runoff commences. There are several reasons for this. One is the Fed’s need to see that inflation is not decelerating because of weaker demand. Another is the lingering uncertainty surrounding fiscal policy and its potential impact on growth. And lastly, the labor market continues to expand at nearly twice the rate of what is needed to replace those leaving the workforce, but wages are not accelerating.

The Fed has revised its estimate of full employment to 4.6%, down from 4.9% several years ago (and 6% before that). Steady wages beg the question of whether the economy still has labor-market slack. If the labor force participation rate holds as unemployment declines, the Fed can feel quite positive about the outlook for long-run growth and inflation as it raises rates while reducing its balance sheet.

We expect the Fed will be patient—perhaps waiting until at least the first half of 2018—before initiating further rate hikes. This would keep the real federal funds rate (the nominal rate less inflation) at zero for the time being.

Gemma Wright-Casparius, Principal

Vanguard Fixed Income Group

July 24, 2017

9

Inflation-Protected Securities Fund

Fund Profile
As of June 30, 2017

Share-Class Characteristics

	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	0.07%	0.17%	0.20%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		Inflation	Barclays
		Protected	US
		Securities	Aggregate
	Fund	Index	Bond Index

Number of Bonds	39	38	9,347

Yield to Maturity
(before expenses)	2.3%	2.2%	2.6%

Average Coupon	0.8%	0.8%	3.1%

Average Duration	8.0 years	7.9 years	6.0 years

Average Effective
Maturity	8.6 years	8.5 years	8.2 years

Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
	Barclays	Bloomberg
	Inflation	Barclays US
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.67
Beta	1.02	1.10
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.7%
1 - 3 Years	14.9
3 - 5 Years	18.6
5 - 10 Years	44.4
10 - 20 Years	9.7
20 - 30 Years	11.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07%
for Institutional Shares.
2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

10

Inflation-Protected Securities Fund

Investment Focus

11

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2006, Through June 30, 2017
				Bloomberg
				Barclays
				Inflation
				Protected
				Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.90%	5.69%	11.59%	11.63%
2008	4.62	-7.47	-2.85	-2.35
2009	1.86	8.94	10.80	11.41
2010	2.58	3.59	6.17	6.31
2011	4.56	8.68	13.24	13.56
2012	2.62	4.16	6.78	6.98
2013	1.47	-10.39	-8.92	-8.61
2014	2.17	1.66	3.83	3.64
2015	0.74	-2.57	-1.83	-1.44
2016	3.23	1.29	4.52	4.68
2017	0.20	0.69	0.89	0.85
Note: For 2017, performance data reflect the six months ended June 30, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/29/2000	-0.90%	0.11%	2.50%	1.53%	4.03%
Admiral Shares	6/10/2005	-0.80	0.21	2.62	1.52	4.14
Institutional Shares	12/12/2003	-0.78	0.25	2.64	1.53	4.17

See Financial Highlights for dividend and capital gains information.

12

Inflation-Protected Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
United States Treasury Inflation Indexed
Bonds	0.125%	4/15/18	189,721	199,968
United States Treasury Inflation Indexed
Bonds	1.375%	7/15/18	275,295	317,147
United States Treasury Inflation Indexed
Bonds	2.125%	1/15/19	280,697	330,178
United States Treasury Inflation Indexed
Bonds	0.125%	4/15/19	1,218,580	1,272,246
United States Treasury Inflation Indexed
Bonds	1.875%	7/15/19	342,276	408,636
United States Treasury Inflation Indexed
Bonds	1.375%	1/15/20	395,584	463,668
United States Treasury Inflation Indexed
Bonds	0.125%	4/15/20	1,205,200	1,260,208
United States Treasury Inflation Indexed
Bonds	1.250%	7/15/20	641,210	749,162
United States Treasury Inflation Indexed
Bonds	1.125%	1/15/21	770,499	893,836
United States Treasury Inflation Indexed
Bonds	0.125%	4/15/21	1,060,500	1,092,432
United States Treasury Inflation Indexed
Bonds	0.625%	7/15/21	857,801	953,474
United States Treasury Inflation Indexed
Bonds	0.125%	1/15/22	937,671	1,010,804
United States Treasury Inflation Indexed
Bonds	0.125%	4/15/22	385,000	385,229
United States Treasury Inflation Indexed
Bonds	0.125%	7/15/22	987,019	1,048,206
United States Treasury Inflation Indexed
Bonds	0.125%	1/15/23	1,006,330	1,055,906
United States Treasury Inflation Indexed
Bonds	0.375%	7/15/23	974,236	1,029,893
United States Treasury Inflation Indexed
Bonds	0.625%	1/15/24	971,256	1,032,158
United States Treasury Inflation Indexed
Bonds	0.125%	7/15/24	1,038,771	1,050,514

13

Inflation-Protected Securities Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Inflation Indexed
Bonds	0.250%	1/15/25	1,000,300	1,013,977
United States Treasury Inflation Indexed
Bonds	2.375%	1/15/25	521,651	770,485
United States Treasury Inflation Indexed
Bonds	0.375%	7/15/25	1,001,844	1,024,954
United States Treasury Inflation Indexed
Bonds	0.625%	1/15/26	887,522	919,048
United States Treasury Inflation Indexed
Bonds	2.000%	1/15/26	399,727	551,560
United States Treasury Inflation Indexed
Bonds	0.125%	7/15/26	853,304	839,466
United States Treasury Inflation Indexed
Bonds	0.375%	1/15/27	1,430,601	1,422,363
United States Treasury Inflation Indexed
Bonds	2.375%	1/15/27	314,047	443,562
United States Treasury Inflation Indexed
Bonds	1.750%	1/15/28	340,866	443,178
United States Treasury Inflation Indexed
Bonds	3.625%	4/15/28	222,575	439,443
United States Treasury Inflation Indexed
Bonds	2.500%	1/15/29	342,170	468,553
United States Treasury Inflation Indexed
Bonds	3.875%	4/15/29	275,242	555,830
United States Treasury Inflation Indexed
Bonds	3.375%	4/15/32	112,029	212,109
United States Treasury Inflation Indexed
Bonds	2.125%	2/15/40	94,056	132,311
United States Treasury Inflation Indexed
Bonds	2.125%	2/15/41	240,258	335,211
United States Treasury Inflation Indexed
Bonds	0.750%	2/15/42	435,145	447,861
United States Treasury Inflation Indexed
Bonds	0.625%	2/15/43	324,755	317,602
United States Treasury Inflation Indexed
Bonds	1.375%	2/15/44	502,735	573,702
1 United States Treasury Inflation Indexed
Bonds	0.750%	2/15/45	675,400	658,161
United States Treasury Inflation Indexed
Bonds	1.000%	2/15/46	435,582	449,377
United States Treasury Inflation Indexed
Bonds	0.875%	2/15/47	323,300	318,078
Total U.S. Government and Agency Obligations (Cost $26,349,165)				26,890,496

			Shares
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
2 Vanguard Market Liquidity Fund
(Cost $55,559)	1.181%		555,531	55,564
Total Investments (99.8%) (Cost $26,404,724)				26,946,060

14

Inflation-Protected Securities Fund

			Market
			Value•
	Expiration Date	Contracts	($000)
Liability for Options Written (0.0%)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	7/21/17	190	(145)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.50	8/25/17	475	(215)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	8/25/17	285	(94)
Total Liability for Options Written (Premiums received $284)			(454)

			Amount
			($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard			1,789
Receivables for Accrued Income			82,980
Receivables for Capital Shares Issued			32,674
Other Assets			5,763
Total Other Assets			123,206
Other Liabilities
Payables for Investment Securities Purchased			(61)
Payables for Capital Shares Redeemed			(34,094)
Payables to Vanguard			(26,528)
Other Liabilities			(4,568)
Total Other Liabilities			(65,251)
Net Assets (100%)			27,003,561

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	26,187,552
Undistributed Net Investment Income	262,754
Accumulated Net Realized Gains	11,582
Unrealized Appreciation (Depreciation)
Investment Securities	541,336
Futures Contracts	507
Options on Futures Contracts	(170)
Net Assets	27,003,561

15

Inflation-Protected Securities Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 335,982,081 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,390,541
Net Asset Value Per Share—Investor Shares	$13.07

Admiral Shares—Net Assets
Applicable to 529,815,427 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,588,759
Net Asset Value Per Share—Admiral Shares	$25.65

Institutional Shares—Net Assets
Applicable to 863,775,993 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,024,261
Net Asset Value Per Share—Institutional Shares	$10.45

• See Note A in Notes to Financial Statements.
1 Securities with a value of $15,062,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Inflation-Protected Securities Fund

Statement of Operations

Six Months Ended
June30,2017
($000)
Investment Income
Income
Interest[1]	378,209
Total Income	378,209
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,708
Management and Administrative—Investor Shares	3,576
Management and Administrative—Admiral Shares	4,892
Management and Administrative—Institutional Shares	2,325
Marketing and Distribution—Investor Shares	371
Marketing and Distribution—Admiral Shares	598
Marketing and Distribution—Institutional Shares	119
Custodian Fees	68
Shareholders’ Reports—Investor Shares	217
Shareholders’ Reports—Admiral Shares	149
Shareholders’ Reports—Institutional Shares	56
Trustees’ Fees and Expenses	10
Total Expenses	14,089
Net Investment Income	364,120
Realized Net Gain (Loss)
Investment Securities Sold[1]	6,600
Futures Contracts	(6,063)
Options on Futures Contracts	5,108
Realized Net Gain (Loss)	5,645
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(147,177)
Futures Contracts	(394)
Options on Futures Contracts	(1,363)
Change in Unrealized Appreciation (Depreciation)	(148,934)
Net Increase (Decrease) in Net Assets Resulting from Operations	220,831
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $946,000 and $8,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	364,120	505,306
Realized Net Gain (Loss)	5,645	56,121
Change in Unrealized Appreciation (Depreciation)	(148,934)	464,975
Net Increase (Decrease) in Net Assets Resulting from Operations	220,831	1,026,402
Distributions
Net Investment Income
Investor Shares	(8,496)	(89,680)
Admiral Shares	(31,341)	(251,324)
Institutional Shares	(23,145)	(176,121)
Realized Capital Gain[1]
Investor Shares	—	(5,713)
Admiral Shares	—	(16,005)
Institutional Shares	—	(11,234)
Return of Capital
Investor Shares	—	(52,119)
Admiral Shares	—	(146,011)
Institutional Shares	—	(102,484)
Total Distributions	(62,982)	(850,691)
Capital Share Transactions
Investor Shares	(134,499)	(315,211)
Admiral Shares	1,308,792	1,609,525
Institutional Shares	333,703	1,117,521
Net Increase (Decrease) from Capital Share Transactions	1,507,996	2,411,835
Total Increase (Decrease)	1,665,845	2,587,546
Net Assets
Beginning of Period	25,337,716	22,750,170
End of Period[2]	27,003,561	25,337,716
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $262,754,000 and ($38,465,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.98	$12.84	$13.18	$12.98	$14.53	$14.11
Investment Operations
Net Investment Income	.171	.263	.098	.224	.210	.367
Net Realized and Unrealized Gain (Loss)
on Investments	(.056)	.315	(.339)	.273	(1.499)	.586
Total from Investment Operations	.115	.578	(.241)	.497	(1.289)	.953
Distributions
Dividends from Net Investment Income	(. 025)	(. 266)	(. 098)	(. 281)	(. 216)	(. 366)
Distributions from Realized Capital Gains	—	(. 017)	(. 001)	(. 016)	(. 045)	(.167)
Return of Capital	—	(.155)	—	—	—	—
Total Distributions	(. 025)	(. 438)	(. 099)	(. 297)	(. 261)	(. 533)
Net Asset Value, End of Period	$13.07	$12.98	$12.84	$13.18	$12.98	$14.53

Total Return[1]	0.89%	4.52%	-1.83%	3.83%	-8.92%	6.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,391	$4,496	$4,746	$5,604	$6,577	$16,075
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.67%	1.99%	0.72%	2.01%	1.33%	2.55%
Portfolio Turnover Rate[2]	26%	27%	43%	39%	44%	33%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.48	$25.21	$25.87	$25.47	$28.54	$27.71
Investment Operations
Net Investment Income	. 349	. 544	. 221	. 468	. 449.750
Net Realized and Unrealized Gain (Loss)
on Investments	(.119)	.615	(.658)	.544	(2.965)	1.155
Total from Investment Operations	.230	1.159	(.437)	1.012	(2.516)	1.905
Distributions
Dividends from Net Investment Income	(. 060)	(. 541)	(. 220)	(. 581)	(. 465)	(.747)
Distributions from Realized Capital Gains	—	(. 034)	(. 003)	(. 031)	(. 089)	(. 328)
Return of Capital	—	(.314)	—	—	—	—
Total Distributions	(. 060)	(. 889)	(. 223)	(. 612)	(. 554)	(1.075)
Net Asset Value, End of Period	$25.65	$25.48	$25.21	$25.87	$25.47	$28.54

Total Return[1]	0.90%	4.62%	-1.69%	3.97%	-8.86%	6.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,589	$12,205	$10,533	$10,778	$11,005	$16,011
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.77%	2.09%	0.82%	2.11%	1.43%	2.65%
Portfolio Turnover Rate[2]	26%	27%	43%	39%	44%	33%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.38	$10.27	$10.54	$10.37	$11.62	$11.29
Investment Operations
Net Investment Income	.144	.224	.093	.193	.187	.310
Net Realized and Unrealized Gain (Loss)
on Investments	(.047)	.250	(.269)	.229	(1.208)	.463
Total from Investment Operations	.097	.474	(.176)	.422	(1.021)	.773
Distributions
Dividends from Net Investment Income	(. 027)	(. 221)	(. 093)	(. 239)	(.193)	(. 309)
Distributions from Realized Capital Gains	—	(. 014)	(. 001)	(. 013)	(. 036)	(.134)
Return of Capital	—	(.129)	—	—	—	—
Total Distributions	(. 027)	(. 364)	(. 094)	(. 252)	(. 229)	(. 443)
Net Asset Value, End of Period	$10.45	$10.38	$10.27	$10.54	$10.37	$11.62

Total Return	0.93%	4.63%	-1.67%	4.07%	-8.83%	6.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,024	$8,637	$7,471	$8,449	$8,919	$12,491
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.12%	0.85%	2.14%	1.46%	2.68%
Portfolio Turnover Rate[1]	26%	27%	43%	39%	44%	33%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the fund’s average investments in long and short futures contracts represented 8% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

22

Inflation-Protected Securities Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

23

Inflation-Protected Securities Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the fund had contributed to Vanguard capital in the amount of $1,789,000, representing 0.01% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	26,890,496	—
Temporary Cash Investments	55,564	—	—
Liability for Options Written	(454)	—	—
Futures Contracts—Assets[1]	5,495	—	—
Futures Contracts—Liabilities[1]	(4,567)	—	—
Total	56,038	26,890,496	—
1 Represents variation margin on the last day of the reporting period.

24

Inflation-Protected Securities Fund

D. At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	13,411	1,580,298	(6,488)
2-Year U.S. Treasury Note	September 2017	5,630	1,216,696	(833)
Ultra 10-Year U.S. Treasury Note	September 2017	(8,015)	(1,080,522)	4,748
Ultra Long U.S. Treasury Bond	September 2017	(2,826)	(468,763)	4,662
10-Year U.S. Treasury Note	September 2017	1,981	248,677	(1,290)
30-Year U.S. Treasury Bond	September 2017	1,358	208,708	(292)
				507

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended June 30, 2017, the fund realized gains of $81,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2017, the cost of investment securities for tax purposes was $26,406,437,000. Net unrealized appreciation of investment securities for tax purposes was $539,623,000, consisting of unrealized gains of $784,220,000 on securities that had risen in value since their purchase and $244,597,000 in unrealized losses on securities that had fallen in value since their purchase.

25

Inflation-Protected Securities Fund

F. During the six months ended June 30, 2017, the fund purchased $4,984,177,000 of investment securities and sold $3,446,134,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended June 30, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at December 31, 2016	4,109	2,230
Options Written	35,970	10,997
Options Expired	(6,664)	(969)
Options Closed	(32,465)	(11,974)
Options Exercised	—	—
Balance at June 30, 2017	950	284

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	498,427	38,020	770,934	57,434
Issued in Lieu of Cash Distributions	7,914	602	137,360	10,637
Redeemed	(640,840)	(48,868)	(1,223,505)	(91,396)
Net Increase (Decrease)—Investor Shares	(134,499)	(10,246)	(315,211)	(23,325)
Admiral Shares
Issued	2,486,515	96,601	3,739,034	141,759
Issued in Lieu of Cash Distributions	27,293	1,058	356,604	14,069
Redeemed	(1,205,016)	(46,804)	(2,486,113)	(94,684)
Net Increase (Decrease) —Admiral Shares	1,308,792	50,855	1,609,525	61,144
Institutional Shares
Issued	1,285,315	122,529	2,508,964	233,293
Issued in Lieu of Cash Distributions	22,070	2,101	277,290	26,864
Redeemed	(973,682)	(92,901)	(1,668,733)	(155,705)
Net Increase (Decrease)—Institutional Shares	333,703	31,729	1,117,521	104,452

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	12/31/2016	6/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,008.85	$1.00
Admiral Shares	1,000.00	1,009.02	0.50
Institutional Shares	1,000.00	1,009.33	0.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as
“Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

28

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Inflation-Protected Securities Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

29

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

31

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

32

Vanguard Inflation-Protected Securities Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Risk
Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Inflation-Protected Securities Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Inflation-Protected Securities Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Inflation-Protected Securities Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Inflation-Protected Securities Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Inflation-Protected Securities
Fund or any owners or purchasers of Vanguard Inflation-Protected Securities Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Inflation-Protected Securities Fund or the owners of Vanguard Inflation-Protected Securities
Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Inflation-Protected Securities
Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of
Vanguard Inflation-Protected Securities Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD
INFLATION-PROTECTED SECURITIES FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR
ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE.
BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE
CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. TREASURY INFLATION PROTECTED SECURITIES
INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR
INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. TREASURY INFLATION PROTECTED
SECURITIES INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS
ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT
LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA
INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

33

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1192 082017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.
Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (64.2%)
U.S. Government Securities (60.3%)
United States Treasury Note/Bond	9.125%	5/15/18	900	960
United States Treasury Note/Bond	0.750%	7/31/18	70,715	70,306
United States Treasury Note/Bond	1.375%	7/31/18	267,360	267,569
United States Treasury Note/Bond	1.000%	8/15/18	558,419	556,498
United States Treasury Note/Bond	0.750%	8/31/18	64,725	64,310
United States Treasury Note/Bond	1.500%	8/31/18	333,780	334,458
United States Treasury Note/Bond	1.000%	9/15/18	516,904	514,966
United States Treasury Note/Bond	0.750%	9/30/18	213,796	212,293
United States Treasury Note/Bond	1.375%	9/30/18	439,220	439,492
United States Treasury Note/Bond	0.875%	10/15/18	230,770	229,436
United States Treasury Note/Bond	0.750%	10/31/18	25,690	25,493
United States Treasury Note/Bond	1.250%	10/31/18	187,575	187,371
United States Treasury Note/Bond	1.750%	10/31/18	520	523
United States Treasury Note/Bond	1.250%	11/15/18	25,366	25,334
United States Treasury Note/Bond	3.750%	11/15/18	7,282	7,518
United States Treasury Note/Bond	1.000%	11/30/18	208,196	207,220
United States Treasury Note/Bond	1.250%	11/30/18	624,679	623,898
United States Treasury Note/Bond	1.375%	11/30/18	33,870	33,881
United States Treasury Note/Bond	1.250%	12/15/18	44,366	44,303
United States Treasury Note/Bond	1.250%	12/31/18	161,680	161,428
United States Treasury Note/Bond	1.375%	12/31/18	810	810
United States Treasury Note/Bond	1.500%	12/31/18	169,263	169,634
United States Treasury Note/Bond	1.125%	1/15/19	310,230	309,116
United States Treasury Note/Bond	1.125%	1/31/19	25,345	25,254
United States Treasury Note/Bond	1.250%	1/31/19	3,150	3,145
United States Treasury Note/Bond	1.500%	1/31/19	287,610	288,194
United States Treasury Note/Bond	0.750%	2/15/19	433,479	429,279
United States Treasury Note/Bond	2.750%	2/15/19	16,100	16,457
United States Treasury Note/Bond	8.875%	2/15/19	245	275
United States Treasury Note/Bond	1.125%	2/28/19	76,920	76,632
United States Treasury Note/Bond	1.375%	2/28/19	9,915	9,917
United States Treasury Note/Bond	1.500%	2/28/19	353,855	354,630
United States Treasury Note/Bond	1.000%	3/15/19	185,835	184,703
United States Treasury Note/Bond	1.250%	3/31/19	36,785	36,704
United States Treasury Note/Bond	1.500%	3/31/19	16,375	16,416
United States Treasury Note/Bond	1.625%	3/31/19	514,125	516,454
United States Treasury Note/Bond	0.875%	4/15/19	292,320	289,762
United States Treasury Note/Bond	1.250%	4/30/19	122,911	122,623
United States Treasury Note/Bond	1.625%	4/30/19	347,774	349,297
United States Treasury Note/Bond	0.875%	5/15/19	345,105	341,923
United States Treasury Note/Bond	3.125%	5/15/19	2,625	2,709
United States Treasury Note/Bond	1.125%	5/31/19	800	796
United States Treasury Note/Bond	1.250%	5/31/19	191,151	190,704
United States Treasury Note/Bond	1.500%	5/31/19	382,425	383,320
United States Treasury Note/Bond	0.875%	6/15/19	113,612	112,511
United States Treasury Note/Bond	1.000%	6/30/19	11,705	11,617
United States Treasury Note/Bond	1.250%	6/30/19	238,590	237,955
United States Treasury Note/Bond	1.625%	6/30/19	483,139	485,328
United States Treasury Note/Bond	0.750%	7/15/19	274,123	270,612
United States Treasury Note/Bond	0.875%	7/31/19	63,239	62,567
United States Treasury Note/Bond	1.625%	7/31/19	309,561	310,963
United States Treasury Note/Bond	0.750%	8/15/19	215,332	212,406
United States Treasury Note/Bond	3.625%	8/15/19	1,190	1,245
United States Treasury Note/Bond	8.125%	8/15/19	180	205
United States Treasury Note/Bond	1.000%	8/31/19	13,245	13,129
United States Treasury Note/Bond	1.625%	8/31/19	511,191	513,430
United States Treasury Note/Bond	0.875%	9/15/19	258,280	255,253
United States Treasury Note/Bond	1.000%	9/30/19	10,750	10,651
United States Treasury Note/Bond	1.750%	9/30/19	406,596	409,519
United States Treasury Note/Bond	1.000%	10/15/19	348,275	344,956
United States Treasury Note/Bond	1.250%	10/31/19	675	672

	1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	10/31/19	327,228	327,689
United States Treasury Note/Bond	1.000%	11/15/19	106,550	105,418
United States Treasury Note/Bond	3.375%	11/15/19	46,927	49,024
United States Treasury Note/Bond	1.500%	11/30/19	686,024	686,669
United States Treasury Note/Bond	1.375%	12/15/19	208,970	208,512
United States Treasury Note/Bond	1.125%	12/31/19	33,950	33,663
United States Treasury Note/Bond	1.625%	12/31/19	219,199	220,021
United States Treasury Note/Bond	1.375%	1/15/20	95,405	95,167
United States Treasury Note/Bond	1.250%	1/31/20	409,467	406,908
United States Treasury Note/Bond	1.375%	1/31/20	33,850	33,755
United States Treasury Note/Bond	1.375%	2/15/20	178,313	177,757
United States Treasury Note/Bond	3.625%	2/15/20	76,900	81,082
United States Treasury Note/Bond	1.250%	2/29/20	935	929
United States Treasury Note/Bond	1.375%	2/29/20	540,182	538,324
United States Treasury Note/Bond	1.625%	3/15/20	208,980	209,632
United States Treasury Note/Bond	1.125%	3/31/20	15,750	15,585
United States Treasury Note/Bond	1.375%	3/31/20	702,263	699,517
United States Treasury Note/Bond	1.500%	4/15/20	293,296	293,067
United States Treasury Note/Bond	1.125%	4/30/20	835	826
United States Treasury Note/Bond	1.375%	4/30/20	314,470	313,045
United States Treasury Note/Bond	1.500%	5/15/20	340,461	340,036
United States Treasury Note/Bond	3.500%	5/15/20	1,495	1,577
United States Treasury Note/Bond	8.750%	5/15/20	160	192
United States Treasury Note/Bond	1.375%	5/31/20	975	970
United States Treasury Note/Bond	1.500%	5/31/20	445,312	444,684
United States Treasury Note/Bond	1.500%	6/15/20	149,552	149,341
United States Treasury Note/Bond	1.625%	6/30/20	277,165	277,642
United States Treasury Note/Bond	1.875%	6/30/20	600	606
United States Treasury Note/Bond	1.625%	7/31/20	575,534	576,253
United States Treasury Note/Bond	2.000%	7/31/20	5,225	5,289
United States Treasury Note/Bond	2.625%	8/15/20	1,560	1,609
United States Treasury Note/Bond	8.750%	8/15/20	250	304
United States Treasury Note/Bond	1.375%	8/31/20	723,270	718,185
United States Treasury Note/Bond	2.125%	8/31/20	28,973	29,435
United States Treasury Note/Bond	1.375%	9/30/20	442,932	439,539
United States Treasury Note/Bond	2.000%	9/30/20	10,508	10,634
United States Treasury Note/Bond	1.375%	10/31/20	555,036	550,529
United States Treasury Note/Bond	1.750%	10/31/20	130,340	130,890
United States Treasury Note/Bond	2.625%	11/15/20	2,555	2,636
United States Treasury Note/Bond	1.625%	11/30/20	662,760	662,349
United States Treasury Note/Bond	2.000%	11/30/20	8,760	8,861
United States Treasury Note/Bond	1.750%	12/31/20	228,269	228,910
United States Treasury Note/Bond	2.375%	12/31/20	5,070	5,193
United States Treasury Note/Bond	1.375%	1/31/21	361,339	357,502
United States Treasury Note/Bond	2.125%	1/31/21	7,250	7,361
United States Treasury Note/Bond	3.625%	2/15/21	1,740	1,858
United States Treasury Note/Bond	7.875%	2/15/21	250	304
United States Treasury Note/Bond	1.125%	2/28/21	454,402	445,173
United States Treasury Note/Bond	2.000%	2/28/21	75,350	76,186
United States Treasury Note/Bond	1.250%	3/31/21	735,401	723,105
United States Treasury Note/Bond	2.250%	3/31/21	775	790
United States Treasury Note/Bond	1.375%	4/30/21	218,407	215,609
United States Treasury Note/Bond	2.250%	4/30/21	950	968
United States Treasury Note/Bond	3.125%	5/15/21	1,380	1,451
United States Treasury Note/Bond	8.125%	5/15/21	190	235
United States Treasury Note/Bond	1.375%	5/31/21	613,845	605,306
United States Treasury Note/Bond	2.000%	5/31/21	1,100	1,111
United States Treasury Note/Bond	1.125%	6/30/21	549,223	536,009
United States Treasury Note/Bond	2.125%	6/30/21	1,150	1,167
United States Treasury Note/Bond	1.125%	7/31/21	303,355	295,677
United States Treasury Note/Bond	2.250%	7/31/21	1,350	1,376
United States Treasury Note/Bond	2.125%	8/15/21	120,173	121,845
United States Treasury Note/Bond	1.125%	8/31/21	653,088	635,944
United States Treasury Note/Bond	2.000%	8/31/21	16,209	16,348

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.125%	9/30/21	697,653	678,684
	United States Treasury Note/Bond	2.125%	9/30/21	31,400	31,827
	United States Treasury Note/Bond	1.250%	10/31/21	768,246	750,362
	United States Treasury Note/Bond	2.000%	10/31/21	18,630	18,779
	United States Treasury Note/Bond	2.000%	11/15/21	21,575	21,754
	United States Treasury Note/Bond	1.750%	11/30/21	312,408	311,577
	United States Treasury Note/Bond	1.875%	11/30/21	1,300	1,303
	United States Treasury Note/Bond	2.000%	12/31/21	264,378	266,279
	United States Treasury Note/Bond	2.125%	12/31/21	1,450	1,469
	United States Treasury Note/Bond	1.500%	1/31/22	89,500	88,130
	United States Treasury Note/Bond	1.875%	1/31/22	670,005	670,843
	United States Treasury Note/Bond	2.000%	2/15/22	169,513	170,784
	United States Treasury Note/Bond	1.750%	2/28/22	201,961	201,076
	United States Treasury Note/Bond	1.875%	2/28/22	79,660	79,760
	United States Treasury Note/Bond	1.750%	3/31/22	229,242	228,025
	United States Treasury Note/Bond	1.875%	3/31/22	385,220	385,401
	United States Treasury Note/Bond	1.750%	4/30/22	492,640	489,714
	United States Treasury Note/Bond	1.875%	4/30/22	132,760	132,719
	United States Treasury Note/Bond	1.750%	5/15/22	217,660	216,437
	United States Treasury Note/Bond	1.750%	5/31/22	382,377	380,105
	United States Treasury Note/Bond	1.750%	6/30/22	330,000	327,835
	United States Treasury Note/Bond	2.125%	6/30/22	90,130	91,102
					30,050,574
Agency Bonds and Notes (3.9%)
1	AID-Iraq	2.149%	1/18/22	9,755	9,768
1	AID-Jordan	1.945%	6/23/19	5,600	5,635
1	AID-Jordan	2.503%	10/30/20	7,250	7,407
1	AID-Jordan	2.578%	6/30/22	3,200	3,266
1	AID-Tunisia	2.452%	7/24/21	2,175	2,214
1	AID-Tunisia	1.416%	8/5/21	4,885	4,757
1	AID-Ukraine	1.844%	5/16/19	3,400	3,407
1	AID-Ukraine	1.847%	5/29/20	6,000	5,986
1	AID-Ukraine	1.471%	9/29/21	10,305	10,127
2	Federal Farm Credit Banks	5.150%	11/15/19	7,621	8,264
2	Federal Home Loan Banks	0.625%	8/7/18	25,000	24,818
2	Federal Home Loan Banks	5.375%	8/15/18	14,025	14,655
2	Federal Home Loan Banks	0.875%	10/1/18	69,685	69,273
2	Federal Home Loan Banks	1.250%	1/16/19	42,000	41,907
2	Federal Home Loan Banks	1.500%	3/8/19	300	300
2	Federal Home Loan Banks	1.375%	3/18/19	48,500	48,475
2	Federal Home Loan Banks	5.375%	5/15/19	11,920	12,784
2	Federal Home Loan Banks	1.125%	6/21/19	33,880	33,677
2	Federal Home Loan Banks	0.875%	8/5/19	20,250	20,009
2	Federal Home Loan Banks	5.125%	8/15/19	7,350	7,910
2	Federal Home Loan Banks	1.000%	9/26/19	20,300	20,089
2	Federal Home Loan Banks	1.375%	11/15/19	39,475	39,355
2	Federal Home Loan Banks	1.250%	12/13/19	8,875	8,812
2	Federal Home Loan Banks	4.125%	12/13/19	250	265
2,3	Federal Home Loan Banks	1.650%	1/6/20	100	100
2	Federal Home Loan Banks	1.875%	3/13/20	16,775	16,901
2	Federal Home Loan Banks	4.125%	3/13/20	40,670	43,379
2	Federal Home Loan Banks	1.750%	6/12/20	300	301
2	Federal Home Loan Banks	3.375%	6/12/20	7,025	7,376
2	Federal Home Loan Banks	5.250%	12/11/20	3,400	3,800
2	Federal Home Loan Banks	1.375%	2/18/21	18,000	17,783
2	Federal Home Loan Banks	5.625%	6/11/21	13,465	15,410
2	Federal Home Loan Banks	1.125%	7/14/21	19,600	19,074
2	Federal Home Loan Banks	1.875%	11/29/21	52,600	52,659
4	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	32,150	31,955
3,4	Federal Home Loan Mortgage Corp.	0.950%	1/30/19	125	124
4	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	34,670	36,056
4	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	20,000	19,898
4	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,505	27,672

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	25,400	25,104
4	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,860	120,233
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	30,860	30,807
4	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	12,335	12,256
4	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	39,870	39,613
4	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	19,000	18,466
4	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	113,630	115,870
4	Federal National Mortgage Assn.	1.125%	7/20/18	25,000	24,960
4	Federal National Mortgage Assn.	1.875%	9/18/18	25,215	25,377
4	Federal National Mortgage Assn.	1.125%	10/19/18	18,500	18,445
4	Federal National Mortgage Assn.	1.625%	11/27/18	64,210	64,431
4	Federal National Mortgage Assn.	1.125%	12/14/18	25,845	25,749
4	Federal National Mortgage Assn.	1.375%	1/28/19	40,500	40,487
4	Federal National Mortgage Assn.	1.875%	2/19/19	9,200	9,269
4	Federal National Mortgage Assn.	1.000%	2/26/19	30,500	30,299
3,4	Federal National Mortgage Assn.	1.250%	2/26/19	350	349
4	Federal National Mortgage Assn.	1.750%	6/20/19	45,155	45,429
4	Federal National Mortgage Assn.	0.875%	8/2/19	52,660	52,035
4	Federal National Mortgage Assn.	1.000%	8/28/19	53,000	52,479
4	Federal National Mortgage Assn.	1.750%	9/12/19	35,250	35,458
4	Federal National Mortgage Assn.	0.000%	10/9/19	47,300	45,409
4	Federal National Mortgage Assn.	1.000%	10/24/19	20,500	20,275
4	Federal National Mortgage Assn.	1.750%	11/26/19	23,150	23,283
4	Federal National Mortgage Assn.	1.625%	1/21/20	22,750	22,782
3,4	Federal National Mortgage Assn.	1.700%	1/27/20	300	300
4	Federal National Mortgage Assn.	1.500%	2/28/20	13,282	13,255
4	Federal National Mortgage Assn.	1.500%	6/22/20	78,445	78,153
4	Federal National Mortgage Assn.	1.500%	11/30/20	40,200	39,936
4	Federal National Mortgage Assn.	1.875%	12/28/20	28,850	29,012
4	Federal National Mortgage Assn.	1.375%	2/26/21	21,400	21,141
4	Federal National Mortgage Assn.	1.250%	5/6/21	250	245
4	Federal National Mortgage Assn.	1.250%	8/17/21	30,500	29,791
4	Federal National Mortgage Assn.	1.375%	10/7/21	40,100	39,342
4	Federal National Mortgage Assn.	2.000%	1/5/22	40,400	40,542
4	Federal National Mortgage Assn.	1.875%	4/5/22	1,070	1,066
2	Financing Corp.	10.350%	8/3/18	3,755	4,115
2	Financing Corp.	9.650%	11/2/18	12,840	14,219
2	Financing Corp.	8.600%	9/26/19	1,810	2,085
	Private Export Funding Corp.	1.875%	7/15/18	4,000	4,018
	Private Export Funding Corp.	4.375%	3/15/19	10,650	11,138
	Private Export Funding Corp.	1.450%	8/15/19	1,000	996
	Private Export Funding Corp.	2.300%	9/15/20	6,650	6,738
	Private Export Funding Corp.	4.300%	12/15/21	9,940	10,881
	Resolution Funding Corp.	8.625%	1/15/21	850	1,045
2	Tennessee Valley Authority	1.750%	10/15/18	3,240	3,255
2	Tennessee Valley Authority	3.875%	2/15/21	6,100	6,553

					1,952,339

Total U.S. Government and Agency Obligations (Cost $32,167,813)					32,002,913

Corporate Bonds (26.9%)
Finance (11.0%)
	Banking (9.1%)
	American Express Co.	7.000%	3/19/18	7,727	8,009
	American Express Co.	8.125%	5/20/19	500	555
	American Express Credit Corp.	2.125%	7/27/18	9,075	9,104
	American Express Credit Corp.	1.800%	7/31/18	5,035	5,040
	American Express Credit Corp.	1.875%	11/5/18	6,390	6,395
	American Express Credit Corp.	2.125%	3/18/19	7,105	7,129
	American Express Credit Corp.	1.875%	5/3/19	9,915	9,915
	American Express Credit Corp.	2.250%	8/15/19	1,100	1,109
	American Express Credit Corp.	1.700%	10/30/19	740	735
	American Express Credit Corp.	2.200%	3/3/20	9,750	9,803
	American Express Credit Corp.	2.375%	5/26/20	14,315	14,441

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Express Credit Corp.	2.600%	9/14/20	8,827	8,954
	American Express Credit Corp.	2.250%	5/5/21	24,150	24,063
	American Express Credit Corp.	2.700%	3/3/22	12,500	12,604
	Associates Corp. of North America	6.950%	11/1/18	500	530
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	10,300	10,323
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	4,750	4,794
	Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	10,400	10,327
	Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	6,000	5,990
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	7,000	6,995
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	6,375	6,455
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	9,950	9,895
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	6,000	5,995
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	9,000	8,994
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	9,000	9,158
	Banco Santander SA	3.500%	4/11/22	400	408
	Bancolombia SA	5.950%	6/3/21	5,850	6,466
	Bank of America Corp.	6.000%	9/1/17	4	4
	Bank of America Corp.	6.875%	11/15/18	5,830	6,196
	Bank of America Corp.	2.600%	1/15/19	32,918	33,196
	Bank of America Corp.	5.490%	3/15/19	1,075	1,131
	Bank of America Corp.	2.650%	4/1/19	15,542	15,704
	Bank of America Corp.	7.625%	6/1/19	20,842	22,947
	Bank of America Corp.	2.250%	4/21/20	15,500	15,492
	Bank of America Corp.	5.625%	7/1/20	21,280	23,305
	Bank of America Corp.	2.625%	10/19/20	19,098	19,257
	Bank of America Corp.	2.151%	11/9/20	9,950	9,903
	Bank of America Corp.	5.875%	1/5/21	9,990	11,103
	Bank of America Corp.	2.625%	4/19/21	15,470	15,507
	Bank of America Corp.	5.000%	5/13/21	16,395	17,887
3	Bank of America Corp.	3.124%	1/20/23	17,575	17,788
3	Bank of America Corp.	2.881%	4/24/23	14,825	14,834
	Bank of America NA	2.050%	12/7/18	19,725	19,790
	Bank of Montreal	1.800%	7/31/18	15,115	15,139
	Bank of Montreal	1.350%	8/28/18	2,950	2,939
	Bank of Montreal	2.375%	1/25/19	8,683	8,757
	Bank of Montreal	1.500%	7/18/19	6,375	6,320
	Bank of Montreal	2.100%	12/12/19	5,250	5,269
	Bank of Montreal	2.100%	6/15/20	6,000	6,000
	Bank of Montreal	1.900%	8/27/21	12,365	12,152
	Bank of New York Mellon Corp.	2.100%	1/15/19	200	201
	Bank of New York Mellon Corp.	2.200%	3/4/19	6,625	6,664
	Bank of New York Mellon Corp.	2.200%	5/15/19	10,225	10,270
	Bank of New York Mellon Corp.	5.450%	5/15/19	2,677	2,847
	Bank of New York Mellon Corp.	2.300%	9/11/19	9,250	9,306
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,600	3,819
	Bank of New York Mellon Corp.	2.150%	2/24/20	5,552	5,572
	Bank of New York Mellon Corp.	2.600%	8/17/20	9,160	9,275
	Bank of New York Mellon Corp.	2.450%	11/27/20	8,910	8,980
	Bank of New York Mellon Corp.	4.150%	2/1/21	1,343	1,427
	Bank of New York Mellon Corp.	2.500%	4/15/21	1,597	1,609
	Bank of New York Mellon Corp.	2.050%	5/3/21	18,700	18,504
	Bank of New York Mellon Corp.	2.600%	2/7/22	14,500	14,577
3	Bank of New York Mellon Corp.	2.661%	5/16/23	3,850	3,854
	Bank of Nova Scotia	1.950%	1/15/19	9,300	9,321
	Bank of Nova Scotia	2.050%	6/5/19	22,852	22,913
	Bank of Nova Scotia	1.650%	6/14/19	5,679	5,651
	Bank of Nova Scotia	2.350%	10/21/20	6,678	6,703
	Bank of Nova Scotia	4.375%	1/13/21	3,050	3,266
	Bank of Nova Scotia	2.450%	3/22/21	9,550	9,588
	Bank of Nova Scotia	2.800%	7/21/21	6,780	6,882
	Bank of Nova Scotia	2.700%	3/7/22	11,000	11,078
	Barclays Bank plc	5.140%	10/14/20	1,800	1,928
	Barclays plc	2.750%	11/8/19	14,925	15,031
	Barclays plc	2.875%	6/8/20	20,550	20,743

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Barclays plc	3.250%	1/12/21	16,300	16,550
	Barclays plc	3.200%	8/10/21	9,240	9,368
	BB&T Corp.	1.450%	1/12/18	7,475	7,471
	BB&T Corp.	2.050%	6/19/18	6,860	6,887
	BB&T Corp.	2.250%	2/1/19	5,846	5,877
	BB&T Corp.	6.850%	4/30/19	6,800	7,392
	BB&T Corp.	2.450%	1/15/20	13,910	14,064
	BB&T Corp.	2.625%	6/29/20	1,252	1,271
	BB&T Corp.	2.050%	5/10/21	8,550	8,476
	BB&T Corp.	3.950%	3/22/22	1,800	1,897
	BB&T Corp.	2.750%	4/1/22	7,150	7,227
	Bear Stearns Cos. LLC	4.650%	7/2/18	5,939	6,106
	BNP Paribas SA	2.700%	8/20/18	16,050	16,227
	BNP Paribas SA	2.400%	12/12/18	13,055	13,149
	BNP Paribas SA	2.450%	3/17/19	4,575	4,619
	BNP Paribas SA	2.375%	5/21/20	8,537	8,617
	BNP Paribas SA	5.000%	1/15/21	12,895	14,050
	BPCE SA	2.500%	12/10/18	17,950	18,056
	BPCE SA	2.500%	7/15/19	8,465	8,536
	BPCE SA	2.250%	1/27/20	6,765	6,760
	BPCE SA	2.650%	2/3/21	5,150	5,175
	BPCE SA	2.750%	12/2/21	8,000	8,077
5	BPCE SA	3.000%	5/22/22	7,000	7,048
	Branch Banking & Trust Co.	2.300%	10/15/18	6,000	6,030
	Branch Banking & Trust Co.	1.450%	5/10/19	6,940	6,886
	Branch Banking & Trust Co.	2.100%	1/15/20	1,715	1,720
	Branch Banking & Trust Co.	2.850%	4/1/21	2,175	2,219
	Branch Banking & Trust Co.	2.625%	1/15/22	5,500	5,544
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	6,700	6,648
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	11,300	11,286
	Capital One Bank USA NA	2.150%	11/21/18	1,200	1,203
	Capital One Bank USA NA	2.250%	2/13/19	23,875	23,940
	Capital One Bank USA NA	2.300%	6/5/19	1,150	1,153
	Capital One Bank USA NA	8.800%	7/15/19	2,425	2,722
	Capital One Financial Corp.	2.450%	4/24/19	100	101
	Capital One Financial Corp.	2.500%	5/12/20	6,250	6,272
	Capital One Financial Corp.	4.750%	7/15/21	5,299	5,703
	Capital One Financial Corp.	3.050%	3/9/22	8,140	8,194
	Capital One NA	2.350%	8/17/18	10,419	10,463
	Capital One NA	2.400%	9/5/19	4,550	4,566
	Capital One NA	1.850%	9/13/19	9,315	9,239
	Capital One NA	2.350%	1/31/20	8,000	8,006
	Capital One NA	2.950%	7/23/21	9,150	9,172
	Capital One NA	2.250%	9/13/21	12,375	12,119
	Citibank NA	2.100%	6/12/20	14,500	14,480
3,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	335	379
	Citigroup Inc.	6.125%	5/15/18	4,837	5,014
	Citigroup Inc.	2.150%	7/30/18	6,250	6,264
	Citigroup Inc.	2.500%	9/26/18	18,811	18,927
	Citigroup Inc.	2.050%	12/7/18	14,227	14,248
	Citigroup Inc.	2.550%	4/8/19	11,981	12,095
	Citigroup Inc.	2.050%	6/7/19	7,000	7,001
	Citigroup Inc.	2.500%	7/29/19	15,442	15,565
	Citigroup Inc.	2.450%	1/10/20	7,158	7,193
	Citigroup Inc.	2.400%	2/18/20	24,650	24,744
	Citigroup Inc.	5.375%	8/9/20	2,425	2,638
	Citigroup Inc.	2.650%	10/26/20	10,882	10,972
	Citigroup Inc.	2.700%	3/30/21	17,925	18,035
	Citigroup Inc.	2.350%	8/2/21	8,777	8,684
	Citigroup Inc.	2.900%	12/8/21	31,050	31,324
	Citigroup Inc.	4.500%	1/14/22	19,000	20,382
	Citigroup Inc.	2.750%	4/25/22	21,905	21,859
	Citizens Bank NA	1.600%	12/4/17	3,375	3,377
	Citizens Bank NA	2.300%	12/3/18	4,975	4,993

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citizens Bank NA	2.500%	3/14/19	315	317
	Citizens Bank NA	2.450%	12/4/19	4,465	4,503
	Citizens Bank NA	2.250%	3/2/20	5,000	4,994
	Citizens Bank NA	2.200%	5/26/20	6,580	6,562
	Citizens Bank NA	2.550%	5/13/21	10,850	10,839
	Citizens Bank NA	2.650%	5/26/22	5,500	5,473
	Citizens Financial Group Inc.	2.375%	7/28/21	1,400	1,379
	Comerica Inc.	2.125%	5/23/19	3,000	2,999
	Commonwealth Bank of Australia	2.500%	9/20/18	4,610	4,649
	Commonwealth Bank of Australia	1.750%	11/2/18	7,400	7,389
	Commonwealth Bank of Australia	2.250%	3/13/19	8,125	8,163
	Commonwealth Bank of Australia	2.050%	3/15/19	5,075	5,074
	Commonwealth Bank of Australia	2.300%	9/6/19	13,000	13,086
	Commonwealth Bank of Australia	2.400%	11/2/20	18,375	18,422
	Commonwealth Bank of Australia	2.550%	3/15/21	8,640	8,658
	Compass Bank	2.750%	9/29/19	2,250	2,266
	Compass Bank	2.875%	6/29/22	8,800	8,755
	Cooperatieve Rabobank UA	2.250%	1/14/19	12,050	12,121
	Cooperatieve Rabobank UA	1.375%	8/9/19	7,000	6,927
	Cooperatieve Rabobank UA	2.250%	1/14/20	8,500	8,536
	Cooperatieve Rabobank UA	4.500%	1/11/21	1,024	1,100
	Cooperatieve Rabobank UA	2.500%	1/19/21	25,020	25,173
	Cooperatieve Rabobank UA	2.750%	1/10/22	25,015	25,346
	Cooperatieve Rabobank UA	3.875%	2/8/22	7,900	8,379
	Credit Suisse AG	2.300%	5/28/19	19,350	19,477
	Credit Suisse AG	5.300%	8/13/19	3,300	3,514
	Credit Suisse AG	5.400%	1/14/20	9,692	10,380
	Credit Suisse AG	4.375%	8/5/20	5,054	5,352
	Credit Suisse AG	3.000%	10/29/21	17,500	17,821
5	Credit Suisse Group AG	3.574%	1/9/23	5,000	5,122
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	15,814	15,938
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	11,455	11,614
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	14,120	14,503
	Deutsche Bank AG	2.500%	2/13/19	3,800	3,813
	Deutsche Bank AG	2.850%	5/10/19	9,020	9,115
	Deutsche Bank AG	2.950%	8/20/20	3,075	3,091
	Deutsche Bank AG	3.125%	1/13/21	11,650	11,707
	Deutsche Bank AG	3.375%	5/12/21	10,750	10,880
	Deutsche Bank AG	4.250%	10/14/21	26,000	27,252
	Discover Bank	2.000%	2/21/18	10,688	10,697
	Discover Bank	2.600%	11/13/18	4,665	4,699
	Discover Bank	7.000%	4/15/20	2,485	2,765
	Discover Bank	3.100%	6/4/20	4,675	4,764
	Discover Bank	3.200%	8/9/21	1,000	1,019
	Fifth Third Bancorp	4.500%	6/1/18	4,165	4,265
	Fifth Third Bancorp	2.300%	3/1/19	4,000	4,016
	Fifth Third Bancorp	2.875%	7/27/20	6,448	6,557
	Fifth Third Bancorp	3.500%	3/15/22	322	333
	Fifth Third Bank	2.150%	8/20/18	7,503	7,530
	Fifth Third Bank	2.300%	3/15/19	10,400	10,444
	Fifth Third Bank	2.375%	4/25/19	4,795	4,828
	Fifth Third Bank	1.625%	9/27/19	5,000	4,951
	Fifth Third Bank	2.250%	6/14/21	8,595	8,548
	Fifth Third Bank	2.875%	10/1/21	1,680	1,709
	First Horizon National Corp.	3.500%	12/15/20	2,408	2,469
	First Niagara Financial Group Inc.	6.750%	3/19/20	1,275	1,422
	First Republic Bank	2.375%	6/17/19	4,988	4,991
	First Republic Bank	2.500%	6/6/22	7,225	7,183
	Goldman Sachs Group Inc.	2.900%	7/19/18	22,116	22,373
	Goldman Sachs Group Inc.	2.625%	1/31/19	25,075	25,336
	Goldman Sachs Group Inc.	7.500%	2/15/19	19,126	20,755
	Goldman Sachs Group Inc.	2.000%	4/25/19	1,230	1,229
	Goldman Sachs Group Inc.	2.550%	10/23/19	19,643	19,816
	Goldman Sachs Group Inc.	2.300%	12/13/19	17,086	17,120

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	5.375%	3/15/20	18,440	19,887
	Goldman Sachs Group Inc.	2.600%	4/23/20	17,525	17,686
	Goldman Sachs Group Inc.	6.000%	6/15/20	7,595	8,363
	Goldman Sachs Group Inc.	2.750%	9/15/20	14,722	14,889
	Goldman Sachs Group Inc.	2.600%	12/27/20	470	473
	Goldman Sachs Group Inc.	2.875%	2/25/21	12,821	12,935
	Goldman Sachs Group Inc.	2.625%	4/25/21	20,702	20,715
	Goldman Sachs Group Inc.	5.250%	7/27/21	26,182	28,693
	Goldman Sachs Group Inc.	2.350%	11/15/21	3,250	3,212
	Goldman Sachs Group Inc.	5.750%	1/24/22	32,925	36,991
	Goldman Sachs Group Inc.	3.000%	4/26/22	58,090	58,537
3	Goldman Sachs Group Inc.	2.908%	6/5/23	20,000	19,919
	HSBC Bank USA NA	4.875%	8/24/20	2,870	3,077
	HSBC Holdings plc	3.400%	3/8/21	43,262	44,483
	HSBC Holdings plc	5.100%	4/5/21	3,421	3,714
	HSBC Holdings plc	2.950%	5/25/21	20,925	21,203
	HSBC Holdings plc	2.650%	1/5/22	13,770	13,719
	HSBC Holdings plc	4.875%	1/14/22	2,939	3,190
	HSBC Holdings plc	4.000%	3/30/22	18,616	19,626
3	HSBC Holdings plc	3.262%	3/13/23	19,200	19,546
	HSBC USA Inc.	2.000%	8/7/18	8,115	8,128
	HSBC USA Inc.	2.625%	9/24/18	4,750	4,791
	HSBC USA Inc.	2.250%	6/23/19	4,200	4,221
	HSBC USA Inc.	2.375%	11/13/19	17,895	17,997
	HSBC USA Inc.	2.350%	3/5/20	4,920	4,944
	HSBC USA Inc.	2.750%	8/7/20	9,450	9,604
	HSBC USA Inc.	5.000%	9/27/20	8,161	8,763
	Huntington Bancshares Inc.	2.600%	8/2/18	3,225	3,247
	Huntington Bancshares Inc.	7.000%	12/15/20	900	1,025
	Huntington Bancshares Inc.	3.150%	3/14/21	5,235	5,323
	Huntington Bancshares Inc.	2.300%	1/14/22	790	776
	Huntington National Bank	2.200%	11/6/18	6,550	6,565
	Huntington National Bank	2.200%	4/1/19	4,080	4,089
	Huntington National Bank	2.375%	3/10/20	10,260	10,304
	Huntington National Bank	2.400%	4/1/20	4,275	4,296
	Huntington National Bank	2.875%	8/20/20	4,200	4,270
	ING Groep NV	3.150%	3/29/22	9,000	9,163
	Intesa Sanpaolo SPA	3.875%	1/15/19	10,175	10,464
5	Itau Corpbanca	3.875%	9/22/19	400	412
	JPMorgan Chase & Co.	2.350%	1/28/19	10,437	10,518
	JPMorgan Chase & Co.	1.850%	3/22/19	4,155	4,150
	JPMorgan Chase & Co.	6.300%	4/23/19	28,609	30,788
	JPMorgan Chase & Co.	2.200%	10/22/19	5,361	5,376
	JPMorgan Chase & Co.	2.250%	1/23/20	43,481	43,578
	JPMorgan Chase & Co.	2.750%	6/23/20	38,661	39,224
	JPMorgan Chase & Co.	4.400%	7/22/20	12,515	13,299
	JPMorgan Chase & Co.	4.250%	10/15/20	18,494	19,590
	JPMorgan Chase & Co.	2.550%	10/29/20	33,380	33,645
	JPMorgan Chase & Co.	2.550%	3/1/21	21,165	21,240
	JPMorgan Chase & Co.	4.625%	5/10/21	9,825	10,590
	JPMorgan Chase & Co.	2.400%	6/7/21	11,241	11,217
	JPMorgan Chase & Co.	2.295%	8/15/21	34,415	34,211
	JPMorgan Chase & Co.	4.350%	8/15/21	16,996	18,163
	JPMorgan Chase & Co.	4.500%	1/24/22	11,023	11,932
3	JPMorgan Chase & Co.	2.776%	4/25/23	7,000	7,000
	JPMorgan Chase Bank NA	1.450%	9/21/18	1,420	1,416
	JPMorgan Chase Bank NA	1.650%	9/23/19	7,000	6,957
	KeyBank NA	1.700%	6/1/18	4,175	4,180
	KeyBank NA	2.350%	3/8/19	6,245	6,286
	KeyBank NA	1.600%	8/22/19	3,000	2,977
	KeyBank NA	2.500%	12/15/19	3,000	3,032
	KeyBank NA	2.250%	3/16/20	1,880	1,887
	KeyBank NA	2.500%	11/22/21	5,710	5,722
	KeyBank NA	2.400%	6/9/22	8,500	8,462

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	KeyBank NA	3.180%	10/15/27	1,250	1,275
	KeyCorp	2.300%	12/13/18	6,293	6,322
	KeyCorp	2.900%	9/15/20	8,296	8,441
	KeyCorp	5.100%	3/24/21	7,043	7,690
	Lloyds Bank plc	2.000%	8/17/18	1,050	1,050
	Lloyds Bank plc	2.300%	11/27/18	7,075	7,117
	Lloyds Bank plc	2.700%	8/17/20	10,046	10,175
	Lloyds Bank plc	6.375%	1/21/21	2,942	3,320
	Lloyds Banking Group plc	3.000%	1/11/22	25,000	25,233
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	14,425	14,526
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,420	11,490
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	1,450	1,451
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	16,975	17,217
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	18,960	18,692
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	9,800	9,927
	Mizuho Financial Group Inc.	2.273%	9/13/21	1,500	1,475
	Mizuho Financial Group Inc.	2.953%	2/28/22	3,000	3,013
	Morgan Stanley	2.200%	12/7/18	9,550	9,581
	Morgan Stanley	2.500%	1/24/19	17,573	17,697
	Morgan Stanley	2.450%	2/1/19	9,507	9,565
	Morgan Stanley	7.300%	5/13/19	18,730	20,485
	Morgan Stanley	2.375%	7/23/19	20,048	20,188
	Morgan Stanley	5.625%	9/23/19	13,830	14,843
	Morgan Stanley	5.500%	1/26/20	13,457	14,520
	Morgan Stanley	2.650%	1/27/20	32,593	32,900
	Morgan Stanley	2.800%	6/16/20	24,805	25,150
	Morgan Stanley	5.500%	7/24/20	11,775	12,835
	Morgan Stanley	5.750%	1/25/21	14,875	16,446
	Morgan Stanley	2.500%	4/21/21	25,564	25,438
	Morgan Stanley	5.500%	7/28/21	15,417	17,093
	Morgan Stanley	2.625%	11/17/21	31,115	31,036
	Morgan Stanley	2.750%	5/19/22	36,740	36,644
	MUFG Americas Holdings Corp.	2.250%	2/10/20	4,436	4,429
	MUFG Union Bank NA	2.625%	9/26/18	25,460	25,656
	MUFG Union Bank NA	2.250%	5/6/19	5,950	5,975
	National Australia Bank Ltd.	2.300%	7/25/18	5,225	5,257
	National Australia Bank Ltd.	2.000%	1/14/19	8,600	8,617
	National Australia Bank Ltd.	1.375%	7/12/19	11,000	10,859
	National Australia Bank Ltd.	2.250%	1/10/20	500	500
	National Australia Bank Ltd.	2.125%	5/22/20	17,000	16,984
	National Australia Bank Ltd.	2.625%	7/23/20	8,750	8,851
	National Australia Bank Ltd.	2.625%	1/14/21	9,135	9,189
	National Australia Bank Ltd.	1.875%	7/12/21	6,200	6,067
	National Australia Bank Ltd.	2.800%	1/10/22	6,000	6,072
	National Australia Bank Ltd.	2.500%	5/22/22	5,000	4,971
	National Bank of Canada	2.100%	12/14/18	5,750	5,776
	National Bank of Canada	2.150%	6/12/20	7,000	6,990
	National City Corp.	6.875%	5/15/19	4,290	4,648
	Northern Trust Co.	6.500%	8/15/18	775	815
	Northern Trust Corp.	3.450%	11/4/20	300	312
	Northern Trust Corp.	3.375%	8/23/21	2,556	2,660
	PNC Bank NA	1.850%	7/20/18	4,100	4,102
	PNC Bank NA	1.800%	11/5/18	4,700	4,706
	PNC Bank NA	1.700%	12/7/18	4,500	4,500
	PNC Bank NA	2.200%	1/28/19	9,125	9,170
	PNC Bank NA	1.950%	3/4/19	9,480	9,492
	PNC Bank NA	2.250%	7/2/19	14,010	14,090
	PNC Bank NA	1.450%	7/29/19	2,890	2,862
	PNC Bank NA	2.400%	10/18/19	9,713	9,796
	PNC Bank NA	2.000%	5/19/20	5,935	5,924
	PNC Bank NA	2.300%	6/1/20	10,445	10,501
	PNC Bank NA	2.600%	7/21/20	5,320	5,387
	PNC Bank NA	2.450%	11/5/20	4,630	4,666
	PNC Bank NA	2.150%	4/29/21	14,000	13,854

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.550%	12/9/21	4,800	4,821
	PNC Bank NA	2.625%	2/17/22	15,345	15,437
	PNC Funding Corp.	6.700%	6/10/19	3,521	3,831
	PNC Funding Corp.	5.125%	2/8/20	9,549	10,268
	PNC Funding Corp.	4.375%	8/11/20	406	432
	RBC USA Holdco Corp.	5.250%	9/15/20	100	109
	Regions Bank	7.500%	5/15/18	790	827
	Regions Bank	2.250%	9/14/18	3,755	3,758
	Regions Financial Corp.	3.200%	2/8/21	2,869	2,931
	Royal Bank of Canada	2.200%	7/27/18	8,128	8,179
	Royal Bank of Canada	1.800%	7/30/18	15,525	15,544
	Royal Bank of Canada	2.000%	12/10/18	2,375	2,387
	Royal Bank of Canada	2.150%	3/15/19	11,696	11,765
	Royal Bank of Canada	1.625%	4/15/19	7,556	7,527
	Royal Bank of Canada	1.500%	7/29/19	17,440	17,315
	Royal Bank of Canada	2.125%	3/2/20	12,000	12,033
	Royal Bank of Canada	2.150%	3/6/20	1,750	1,756
	Royal Bank of Canada	2.350%	10/30/20	11,284	11,356
	Royal Bank of Canada	2.500%	1/19/21	3,215	3,242
	Royal Bank of Canada	2.750%	2/1/22	9,975	10,152
3	Royal Bank of Scotland Group plc	3.498%	5/15/23	17,000	17,088
	Santander Holdings USA Inc.	3.450%	8/27/18	8,347	8,460
	Santander Holdings USA Inc.	2.700%	5/24/19	8,450	8,511
	Santander Holdings USA Inc.	2.650%	4/17/20	3,130	3,124
5	Santander Holdings USA Inc.	3.700%	3/28/22	11,050	11,127
	Santander UK Group Holdings plc	2.875%	10/16/20	13,510	13,681
	Santander UK Group Holdings plc	3.125%	1/8/21	8,105	8,204
	Santander UK Group Holdings plc	2.875%	8/5/21	2,425	2,426
	Santander UK plc	3.050%	8/23/18	8,000	8,108
	Santander UK plc	2.000%	8/24/18	8,700	8,709
	Santander UK plc	2.500%	3/14/19	17,725	17,875
	Santander UK plc	2.350%	9/10/19	17,705	17,785
	Santander UK plc	2.375%	3/16/20	350	351
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	5,250	5,272
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	12,565	12,656
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	15,000	14,695
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	5,250	5,312
	Societe Generale SA	2.625%	10/1/18	4,935	4,977
	State Street Bank & Trust Co.	5.250%	10/15/18	775	807
	State Street Corp.	2.550%	8/18/20	8,809	8,941
	State Street Corp.	4.375%	3/7/21	5,160	5,514
	State Street Corp.	1.950%	5/19/21	4,425	4,365
3	State Street Corp.	2.653%	5/15/23	5,425	5,428
	Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,425	2,443
	Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	3,250	3,258
	Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	6,500	6,491
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	10,200	10,273
	Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	9,500	9,497
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	7,900	7,933
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	11,010	11,079
	Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	7,575	7,653
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,250	3,239
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	10,870	11,031
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	9,750	9,576
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	14,000	13,937
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	6,750	6,812
	SunTrust Bank	2.250%	1/31/20	7,475	7,481
	SunTrust Banks Inc.	2.350%	11/1/18	2,306	2,320
	SunTrust Banks Inc.	2.500%	5/1/19	3,903	3,937
	SunTrust Banks Inc.	2.900%	3/3/21	3,905	3,961
	SunTrust Banks Inc.	2.700%	1/27/22	1,735	1,740
	Svenska Handelsbanken AB	2.500%	1/25/19	9,375	9,466
	Svenska Handelsbanken AB	2.250%	6/17/19	6,050	6,085
	Svenska Handelsbanken AB	1.500%	9/6/19	8,000	7,916

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Svenska Handelsbanken AB	2.400%	10/1/20	7,050	7,087
Svenska Handelsbanken AB	2.450%	3/30/21	10,608	10,646
Svenska Handelsbanken AB	1.875%	9/7/21	3,250	3,179
Synchrony Bank	3.000%	6/15/22	3,000	2,980
Synchrony Financial	1.875%	8/15/17	2,515	2,515
Synchrony Financial	2.600%	1/15/19	6,632	6,666
Synchrony Financial	3.000%	8/15/19	12,171	12,321
Synchrony Financial	2.700%	2/3/20	7,477	7,503
Synchrony Financial	3.750%	8/15/21	2,150	2,202
Toronto-Dominion Bank	1.750%	7/23/18	12,220	12,261
Toronto-Dominion Bank	1.450%	9/6/18	1,000	997
Toronto-Dominion Bank	2.625%	9/10/18	5,300	5,359
Toronto-Dominion Bank	1.950%	1/22/19	5,000	5,024
Toronto-Dominion Bank	2.125%	7/2/19	15,720	15,799
Toronto-Dominion Bank	1.450%	8/13/19	6,600	6,538
Toronto-Dominion Bank	2.250%	11/5/19	14,975	15,099
Toronto-Dominion Bank	2.500%	12/14/20	7,100	7,182
Toronto-Dominion Bank	2.125%	4/7/21	13,650	13,609
Toronto-Dominion Bank	1.800%	7/13/21	13,734	13,473
UBS AG	2.375%	8/14/19	31,929	32,171
UBS AG	2.350%	3/26/20	7,700	7,743
UBS AG	4.875%	8/4/20	5,900	6,360
US Bancorp	1.950%	11/15/18	5,725	5,749
US Bancorp	2.200%	4/25/19	9,232	9,308
US Bancorp	2.350%	1/29/21	5,000	5,021
US Bancorp	4.125%	5/24/21	2,764	2,957
US Bancorp	2.625%	1/24/22	9,300	9,387
US Bancorp	3.000%	3/15/22	4,829	5,003
US Bank NA	1.400%	4/26/19	11,390	11,322
US Bank NA	2.125%	10/28/19	11,300	11,366
US Bank NA	2.000%	1/24/20	7,975	8,001
Wells Fargo & Co.	2.150%	1/15/19	5,460	5,485
Wells Fargo & Co.	2.125%	4/22/19	15,464	15,554
Wells Fargo & Co.	2.150%	1/30/20	14,427	14,449
Wells Fargo & Co.	2.600%	7/22/20	33,650	34,125
Wells Fargo & Co.	2.550%	12/7/20	20,400	20,567
Wells Fargo & Co.	3.000%	1/22/21	6,745	6,887
Wells Fargo & Co.	2.500%	3/4/21	11,135	11,159
Wells Fargo & Co.	4.600%	4/1/21	23,870	25,702
Wells Fargo & Co.	2.100%	7/26/21	16,370	16,127
Wells Fargo & Co.	3.500%	3/8/22	14,854	15,434
Wells Fargo Bank NA	1.750%	5/24/19	23,252	23,203
Wells Fargo Bank NA	2.150%	12/6/19	26,785	26,882
Westpac Banking Corp.	2.250%	7/30/18	700	703
Westpac Banking Corp.	1.950%	11/23/18	9,200	9,209
Westpac Banking Corp.	2.250%	1/17/19	11,250	11,303
Westpac Banking Corp.	1.650%	5/13/19	9,100	9,051
Westpac Banking Corp.	1.600%	8/19/19	8,250	8,176
Westpac Banking Corp.	4.875%	11/19/19	11,165	11,886
Westpac Banking Corp.	2.150%	3/6/20	11,000	11,023
Westpac Banking Corp.	2.300%	5/26/20	19,652	19,658
Westpac Banking Corp.	2.600%	11/23/20	10,375	10,493
Westpac Banking Corp.	2.100%	5/13/21	23,352	23,114
Westpac Banking Corp.	2.000%	8/19/21	11,450	11,281
Westpac Banking Corp.	2.800%	1/11/22	5,000	5,075
Westpac Banking Corp.	2.500%	6/28/22	18,000	17,893
Brokerage (0.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	2,400	2,642
Ameriprise Financial Inc.	5.300%	3/15/20	4,175	4,515
BGC Partners Inc.	5.375%	12/9/19	1,700	1,792
BGC Partners Inc.	5.125%	5/27/21	1,675	1,765
BlackRock Inc.	5.000%	12/10/19	10,959	11,773
BlackRock Inc.	4.250%	5/24/21	5,175	5,556

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BlackRock Inc.	3.375%	6/1/22	1,650	1,715
	CBOE Holdings Inc.	1.950%	6/28/19	1,200	1,200
	Charles Schwab Corp.	2.200%	7/25/18	5,014	5,039
	Charles Schwab Corp.	4.450%	7/22/20	2,520	2,692
	Franklin Resources Inc.	4.625%	5/20/20	700	747
	Intercontinental Exchange Inc.	2.500%	10/15/18	3,500	3,533
	Intercontinental Exchange Inc.	2.750%	12/1/20	5,421	5,522
	Jefferies Group LLC	8.500%	7/15/19	6,325	7,072
	Jefferies Group LLC	6.875%	4/15/21	4,877	5,541
	Lazard Group LLC	4.250%	11/14/20	1,625	1,706
	Nasdaq Inc.	5.550%	1/15/20	4,875	5,269
	Nomura Holdings Inc.	2.750%	3/19/19	16,450	16,592
	Nomura Holdings Inc.	6.700%	3/4/20	5,210	5,761
	Raymond James Financial Inc.	8.600%	8/15/19	3,320	3,745
	Stifel Financial Corp.	3.500%	12/1/20	7,645	7,780
	TD Ameritrade Holding Corp.	5.600%	12/1/19	1,775	1,917
	TD Ameritrade Holding Corp.	2.950%	4/1/22	3,498	3,567
	Finance Companies (0.5%)
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.750%	5/15/19	8,552	8,787
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.250%	7/1/20	6,035	6,314
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.625%	10/30/20	8,439	8,956
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.500%	5/15/21	7,890	8,373
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	5.000%	10/1/21	1,825	1,966
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.950%	2/1/22	2,685	2,799
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.500%	5/26/22	3,100	3,177
	Air Lease Corp.	2.625%	9/4/18	2,640	2,660
	Air Lease Corp.	3.375%	1/15/19	8,680	8,839
	Air Lease Corp.	2.125%	1/15/20	5,160	5,138
	Air Lease Corp.	4.750%	3/1/20	1,348	1,429
	Air Lease Corp.	3.875%	4/1/21	2,300	2,399
	Air Lease Corp.	3.375%	6/1/21	4,711	4,839
	Air Lease Corp.	3.750%	2/1/22	4,025	4,197
	Air Lease Corp.	2.625%	7/1/22	1,000	991
	Ares Capital Corp.	4.875%	11/30/18	8,000	8,262
	Ares Capital Corp.	3.875%	1/15/20	2,000	2,041
	FS Investment Corp.	4.000%	7/15/19	3,850	3,889
	FS Investment Corp.	4.250%	1/15/20	775	791
	GATX Corp.	2.375%	7/30/18	1,450	1,456
	GATX Corp.	2.500%	3/15/19	500	504
	GATX Corp.	2.500%	7/30/19	1,870	1,881
	GATX Corp.	2.600%	3/30/20	3,375	3,410
	GE Capital International Funding Co.	2.342%	11/15/20	67,565	68,138
	HSBC Finance Corp.	6.676%	1/15/21	20,060	22,589
5	International Lease Finance Corp.	7.125%	9/1/18	12,310	13,018
	International Lease Finance Corp.	5.875%	4/1/19	5,905	6,274
	International Lease Finance Corp.	6.250%	5/15/19	5,870	6,296
	International Lease Finance Corp.	8.250%	12/15/20	8,220	9,679
	International Lease Finance Corp.	4.625%	4/15/21	3,403	3,620
	International Lease Finance Corp.	8.625%	1/15/22	4,622	5,685
	Prospect Capital Corp.	5.000%	7/15/19	1,900	1,946
	Insurance (0.8%)
	AEGON Funding Co. LLC	5.750%	12/15/20	2,443	2,666
	Aetna Inc.	2.200%	3/15/19	3,675	3,692
	Aetna Inc.	4.125%	6/1/21	3,125	3,302
	Aflac Inc.	2.400%	3/16/20	4,165	4,207
	Aflac Inc.	4.000%	2/15/22	1,350	1,439

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Alleghany Corp.	5.625%	9/15/20	900	986
	Alleghany Corp.	4.950%	6/27/22	3,016	3,296
	Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	2,275	2,398
	Alterra Finance LLC	6.250%	9/30/20	5,145	5,724
	American Financial Group Inc.	9.875%	6/15/19	2,230	2,548
	American International Group Inc.	2.300%	7/16/19	5,265	5,295
	American International Group Inc.	3.375%	8/15/20	3,796	3,926
	American International Group Inc.	6.400%	12/15/20	7,550	8,547
	American International Group Inc.	3.300%	3/1/21	9,212	9,475
	American International Group Inc.	4.875%	6/1/22	10,216	11,201
	Anthem Inc.	7.000%	2/15/19	1,080	1,163
	Anthem Inc.	2.250%	8/15/19	6,275	6,301
	Anthem Inc.	4.350%	8/15/20	9,355	9,933
	Anthem Inc.	3.700%	8/15/21	3,750	3,914
	Anthem Inc.	3.125%	5/15/22	1,225	1,253
	Aon Corp.	5.000%	9/30/20	4,025	4,333
	Aon plc	2.800%	3/15/21	2,823	2,816
	AXIS Specialty Finance LLC	5.875%	6/1/20	3,463	3,780
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	3,410	3,429
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	7,750	7,760
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	6,841	6,778
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	8,000	8,263
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	4,419	4,756
	Berkshire Hathaway Inc.	1.150%	8/15/18	5,000	4,981
	Berkshire Hathaway Inc.	2.100%	8/14/19	10,538	10,628
	Berkshire Hathaway Inc.	2.200%	3/15/21	7,794	7,841
	Berkshire Hathaway Inc.	3.750%	8/15/21	3,550	3,778
	Berkshire Hathaway Inc.	3.400%	1/31/22	5,500	5,783
	Chubb INA Holdings Inc.	5.900%	6/15/19	2,450	2,634
	Chubb INA Holdings Inc.	2.300%	11/3/20	14,581	14,670
	Cigna Corp.	5.125%	6/15/20	675	732
	Cigna Corp.	4.375%	12/15/20	1,675	1,783
	Cigna Corp.	4.500%	3/15/21	2,425	2,591
	CNA Financial Corp.	7.350%	11/15/19	475	531
	CNA Financial Corp.	5.875%	8/15/20	2,440	2,686
	CNA Financial Corp.	5.750%	8/15/21	5,905	6,584
	Coventry Health Care Inc.	5.450%	6/15/21	2,970	3,271
	Enstar Group Ltd.	4.500%	3/10/22	2,200	2,269
	Hartford Financial Services Group Inc.	6.000%	1/15/19	3,625	3,834
	Hartford Financial Services Group Inc.	5.500%	3/30/20	2,529	2,744
	Hartford Financial Services Group Inc.	5.125%	4/15/22	6,075	6,723
	Humana Inc.	6.300%	8/1/18	500	523
	Humana Inc.	2.625%	10/1/19	1,900	1,916
	Lincoln National Corp.	8.750%	7/1/19	1,235	1,390
	Lincoln National Corp.	6.250%	2/15/20	2,140	2,351
	Lincoln National Corp.	4.200%	3/15/22	100	107
	Manulife Financial Corp.	4.900%	9/17/20	3,225	3,464
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	400	404
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	6,390	6,435
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	3,200	3,222
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,925	4,266
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	6,148	6,220
	MetLife Inc.	6.817%	8/15/18	4,666	4,925
	MetLife Inc.	7.717%	2/15/19	3,054	3,332
	MetLife Inc.	4.750%	2/8/21	12,350	13,392
	PartnerRe Finance B LLC	5.500%	6/1/20	3,100	3,363
3	Principal Financial Group Inc.	4.700%	5/15/55	4,000	4,102
	Progressive Corp.	3.750%	8/23/21	3,290	3,472
	Protective Life Corp.	7.375%	10/15/19	1,650	1,830
	Prudential Financial Inc.	2.300%	8/15/18	5,215	5,246
	Prudential Financial Inc.	7.375%	6/15/19	5,520	6,079
	Prudential Financial Inc.	2.350%	8/15/19	7,240	7,291
	Prudential Financial Inc.	5.375%	6/21/20	4,950	5,399
	Prudential Financial Inc.	4.500%	11/15/20	1,800	1,930

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	4.500%	11/16/21	6,770	7,332
3	Prudential Financial Inc.	8.875%	6/15/68	2,781	2,948
	Reinsurance Group of America Inc.	6.450%	11/15/19	2,975	3,251
	Reinsurance Group of America Inc.	5.000%	6/1/21	2,520	2,736
	Torchmark Corp.	9.250%	6/15/19	1,500	1,695
	Travelers Cos. Inc.	5.900%	6/2/19	1,756	1,887
	Travelers Cos. Inc.	3.900%	11/1/20	100	106
	Trinity Acquisition plc	3.500%	9/15/21	1,150	1,175
	UnitedHealth Group Inc.	1.900%	7/16/18	11,457	11,497
	UnitedHealth Group Inc.	1.700%	2/15/19	4,565	4,558
	UnitedHealth Group Inc.	1.625%	3/15/19	4,526	4,508
	UnitedHealth Group Inc.	2.300%	12/15/19	4,575	4,607
	UnitedHealth Group Inc.	2.700%	7/15/20	16,408	16,749
	UnitedHealth Group Inc.	3.875%	10/15/20	2,975	3,130
	UnitedHealth Group Inc.	4.700%	2/15/21	2,700	2,914
	UnitedHealth Group Inc.	2.125%	3/15/21	7,230	7,199
	UnitedHealth Group Inc.	2.875%	12/15/21	3,625	3,705
	UnitedHealth Group Inc.	2.875%	3/15/22	6,954	7,106
	Unum Group	5.625%	9/15/20	1,150	1,257
	Unum Group	3.000%	5/15/21	2,790	2,808
	Willis Towers Watson plc	5.750%	3/15/21	3,046	3,360
	WR Berkley Corp.	7.375%	9/15/19	100	110
	XLIT Ltd.	2.300%	12/15/18	2,976	2,987
	XLIT Ltd.	5.750%	10/1/21	1,927	2,158
	Real Estate Investment Trusts (0.4%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,598	2,615
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	816	869
	American Campus Communities Operating Partnership
	LP	3.350%	10/1/20	3,346	3,431
	AvalonBay Communities Inc.	3.625%	10/1/20	4,520	4,679
	Boston Properties LP	3.700%	11/15/18	7,450	7,605
	Boston Properties LP	5.875%	10/15/19	1,475	1,582
	Boston Properties LP	5.625%	11/15/20	9,135	10,029
	Boston Properties LP	4.125%	5/15/21	5,784	6,095
	Corporate Office Properties LP	3.700%	6/15/21	1,970	2,014
	DDR Corp.	7.875%	9/1/20	1,675	1,914
	DDR Corp.	3.500%	1/15/21	5,790	5,859
	Digital Realty Trust LP	3.400%	10/1/20	1,700	1,745
	Digital Realty Trust LP	5.250%	3/15/21	12,475	13,490
	Duke Realty LP	3.875%	2/15/21	1,000	1,040
	ERP Operating LP	2.375%	7/1/19	6,045	6,073
	ERP Operating LP	4.750%	7/15/20	200	213
	ERP Operating LP	4.625%	12/15/21	6,019	6,499
	Essex Portfolio LP	5.200%	3/15/21	1,850	2,001
	HCP Inc.	3.750%	2/1/19	250	255
	HCP Inc.	2.625%	2/1/20	8,173	8,228
	HCP Inc.	5.375%	2/1/21	8,075	8,811
	Healthcare Realty Trust Inc.	5.750%	1/15/21	3,000	3,286
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	500	511
	Healthcare Trust of America Holdings LP	2.950%	7/1/22	1,500	1,497
	Highwoods Realty LP	3.200%	6/15/21	2,000	2,018
	Hospitality Properties Trust	4.250%	2/15/21	3,150	3,281
	Host Hotels & Resorts LP	6.000%	10/1/21	2,600	2,898
	Host Hotels & Resorts LP	5.250%	3/15/22	2,025	2,199
	Kilroy Realty LP	4.800%	7/15/18	5,550	5,674
	Kimco Realty Corp.	6.875%	10/1/19	1,000	1,100
	Kimco Realty Corp.	3.200%	5/1/21	1,165	1,184
	Liberty Property LP	4.750%	10/1/20	1,950	2,063
	Liberty Property LP	4.125%	6/15/22	2,168	2,270
	Mack-Cali Realty LP	2.500%	12/15/17	1,800	1,808
	Mack-Cali Realty LP	4.500%	4/18/22	1,475	1,506
	National Retail Properties Inc.	6.875%	10/15/17	2,000	2,028
	Realty Income Corp.	6.750%	8/15/19	3,625	3,959

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Regency Centers LP	4.800%	4/15/21	725	770
Select Income REIT	3.600%	2/1/20	234	236
Senior Housing Properties Trust	3.250%	5/1/19	5,105	5,154
Simon Property Group LP	2.200%	2/1/19	5,150	5,181
Simon Property Group LP	2.500%	9/1/20	4,500	4,508
Simon Property Group LP	4.375%	3/1/21	7,260	7,725
Simon Property Group LP	2.500%	7/15/21	2,650	2,650
Simon Property Group LP	4.125%	12/1/21	3,185	3,387
Simon Property Group LP	2.350%	1/30/22	8,855	8,765
Simon Property Group LP	3.375%	3/15/22	1,107	1,140
Simon Property Group LP	2.625%	6/15/22	6,200	6,222
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,795
Tanger Properties LP	6.125%	6/1/20	2,500	2,739
UDR Inc.	3.700%	10/1/20	6,400	6,586
UDR Inc.	4.625%	1/10/22	225	240
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,788	2,866
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	398	401
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	6,356	6,809
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	2,900	3,059
VEREIT Operating Partnership LP	3.000%	2/6/19	800	809
VEREIT Operating Partnership LP	4.125%	6/1/21	5,000	5,212
Vornado Realty LP	2.500%	6/30/19	4,250	4,284
Washington Prime Group LP	3.850%	4/1/20	1,525	1,537
Washington REIT	4.950%	10/1/20	1,700	1,790
Welltower Inc.	4.125%	4/1/19	4,296	4,432
Welltower Inc.	6.125%	4/15/20	2,802	3,076
Welltower Inc.	4.950%	1/15/21	4,250	4,559
Welltower Inc.	5.250%	1/15/22	525	575
				5,498,563
Industrial (14.7%)
Basic Industry (0.7%)
Agrium Inc.	6.750%	1/15/19	1,750	1,864
Air Products & Chemicals Inc.	4.375%	8/21/19	2,500	2,631
Air Products & Chemicals Inc.	3.000%	11/3/21	1,750	1,805
Airgas Inc.	2.375%	2/15/20	1,300	1,306
Airgas Inc.	3.050%	8/1/20	3,950	4,006
Barrick Gold Corp.	3.850%	4/1/22	459	488
Barrick North America Finance LLC	4.400%	5/30/21	5,307	5,727
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	2,000	2,036
Celanese US Holdings LLC	5.875%	6/15/21	3,000	3,349
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,850	3,117
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	8,000	8,312
Domtar Corp.	4.400%	4/1/22	660	694
Dow Chemical Co.	8.550%	5/15/19	27,104	30,386
Dow Chemical Co.	4.250%	11/15/20	3,550	3,769
Dow Chemical Co.	4.125%	11/15/21	10,442	11,086
Eastman Chemical Co.	2.700%	1/15/20	7,645	7,745
Eastman Chemical Co.	4.500%	1/15/21	155	165
Ecolab Inc.	2.000%	1/14/19	2,750	2,760
Ecolab Inc.	2.250%	1/12/20	2,650	2,667
Ecolab Inc.	4.350%	12/8/21	5,425	5,864
EI du Pont de Nemours & Co.	6.000%	7/15/18	12,975	13,554
EI du Pont de Nemours & Co.	4.625%	1/15/20	1,000	1,061
EI du Pont de Nemours & Co.	2.200%	5/1/20	7,450	7,479
EI du Pont de Nemours & Co.	3.625%	1/15/21	10,520	10,993
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,575	2,752
FMC Corp.	5.200%	12/15/19	2,000	2,127
FMC Corp.	3.950%	2/1/22	3,235	3,320
Goldcorp Inc.	3.625%	6/9/21	8,200	8,487
International Paper Co.	9.375%	5/15/19	135	152
International Paper Co.	7.500%	8/15/21	4,665	5,522
International Paper Co.	4.750%	2/15/22	3,052	3,327
Lubrizol Corp.	8.875%	2/1/19	4,075	4,482

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	LyondellBasell Industries NV	5.000%	4/15/19	10,320	10,769
	LyondellBasell Industries NV	6.000%	11/15/21	11,250	12,727
	Methanex Corp.	3.250%	12/15/19	2,415	2,428
	Monsanto Co.	1.850%	11/15/18	825	824
	Monsanto Co.	2.125%	7/15/19	12,150	12,176
	Monsanto Co.	2.750%	7/15/21	2,758	2,783
	Mosaic Co.	3.750%	11/15/21	5,000	5,169
	Newmont Mining Corp.	5.125%	10/1/19	1,975	2,099
	Newmont Mining Corp.	3.500%	3/15/22	500	518
	Packaging Corp. of America	3.900%	6/15/22	1,900	1,988
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,150	1,221
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,909
	PPG Industries Inc.	2.300%	11/15/19	10,000	10,058
	PPG Industries Inc.	3.600%	11/15/20	6,350	6,623
	Praxair Inc.	1.250%	11/7/18	3,825	3,804
	Praxair Inc.	2.250%	9/24/20	8,550	8,596
	Praxair Inc.	4.050%	3/15/21	1,775	1,884
	Praxair Inc.	3.000%	9/1/21	3,295	3,382
	Praxair Inc.	2.450%	2/15/22	1,175	1,178
	Praxair Inc.	2.200%	8/15/22	5,000	4,938
	Rayonier Inc.	3.750%	4/1/22	1,000	1,010
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	1,393	1,482
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,450	4,689
	Rio Tinto Finance USA plc	3.500%	3/22/22	3,119	3,260
	RPM International Inc.	6.125%	10/15/19	500	542
5	Sherwin-Williams Co.	7.250%	6/15/19	863	949
	Sherwin-Williams Co.	2.250%	5/15/20	6,680	6,694
	Sherwin-Williams Co.	2.750%	6/1/22	1,600	1,598
	Southern Copper Corp.	5.375%	4/16/20	2,600	2,813
	Syngenta Finance NV	3.125%	3/28/22	2,700	2,663
	Vale Overseas Ltd.	5.625%	9/15/19	11,025	11,673
	Vale Overseas Ltd.	4.625%	9/15/20	5,150	5,343
	Vale Overseas Ltd.	5.875%	6/10/21	17,360	18,640
	Vale Overseas Ltd.	4.375%	1/11/22	7,740	7,866
	Westlake Chemical Corp.	4.625%	2/15/21	4,080	4,218
	WestRock RKT Co.	4.450%	3/1/19	5,000	5,187
	WestRock RKT Co.	3.500%	3/1/20	2,634	2,698
	Weyerhaeuser Co.	4.700%	3/15/21	5,010	5,329
	Capital Goods (1.3%)
	3M Co.	1.375%	8/7/18	3,100	3,098
	3M Co.	2.000%	8/7/20	3,575	3,597
	3M Co.	1.625%	9/19/21	5,585	5,510
	3M Co.	2.000%	6/26/22	3,225	3,198
	ABB Finance USA Inc.	2.875%	5/8/22	6,886	7,032
	Acuity Brands Lighting Inc.	6.000%	12/15/19	675	731
	Bemis Co. Inc.	6.800%	8/1/19	500	544
	Bemis Co. Inc.	4.500%	10/15/21	800	851
	Boeing Capital Corp.	2.900%	8/15/18	1,761	1,785
	Boeing Capital Corp.	4.700%	10/27/19	6,745	7,189
	Boeing Co.	6.000%	3/15/19	3,450	3,691
	Boeing Co.	4.875%	2/15/20	5,600	6,024
	Boeing Co.	1.650%	10/30/20	4,782	4,729
	Boeing Co.	8.750%	8/15/21	1,000	1,241
	Boeing Co.	2.350%	10/30/21	4,000	4,030
	Boeing Co.	2.125%	3/1/22	4,000	3,992
	Caterpillar Financial Services Corp.	2.450%	9/6/18	3,200	3,230
	Caterpillar Financial Services Corp.	7.050%	10/1/18	1,000	1,063
	Caterpillar Financial Services Corp.	1.800%	11/13/18	4,324	4,328
	Caterpillar Financial Services Corp.	7.150%	2/15/19	2,213	2,394
	Caterpillar Financial Services Corp.	1.350%	5/18/19	4,750	4,706
	Caterpillar Financial Services Corp.	2.100%	6/9/19	12,583	12,634
	Caterpillar Financial Services Corp.	2.250%	12/1/19	5,340	5,380
	Caterpillar Financial Services Corp.	2.100%	1/10/20	6,950	6,967

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.000%	3/5/20	6,200	6,183
Caterpillar Financial Services Corp.	2.500%	11/13/20	3,500	3,534
Caterpillar Financial Services Corp.	1.700%	8/9/21	15,550	15,188
Caterpillar Financial Services Corp.	2.750%	8/20/21	350	354
Caterpillar Financial Services Corp.	1.931%	10/1/21	4,650	4,570
Caterpillar Financial Services Corp.	2.400%	6/6/22	1,000	995
Caterpillar Inc.	7.900%	12/15/18	1,420	1,544
Caterpillar Inc.	3.900%	5/27/21	15,435	16,403
Caterpillar Inc.	2.600%	6/26/22	6,600	6,656
Crane Co.	2.750%	12/15/18	7,456	7,536
CRH America Inc.	5.750%	1/15/21	450	497
Deere & Co.	4.375%	10/16/19	225	237
Deere & Co.	2.600%	6/8/22	8,788	8,890
Dover Corp.	4.300%	3/1/21	4,200	4,452
Eaton Corp.	6.950%	3/20/19	928	1,005
Emerson Electric Co.	5.250%	10/15/18	100	104
Emerson Electric Co.	4.875%	10/15/19	3,220	3,428
Emerson Electric Co.	4.250%	11/15/20	825	881
Emerson Electric Co.	2.625%	12/1/21	4,475	4,558
FLIR Systems Inc.	3.125%	6/15/21	2,325	2,342
Fortive Corp.	1.800%	6/15/19	2,075	2,062
Fortive Corp.	2.350%	6/15/21	6,400	6,362
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	3,043
General Dynamics Corp.	3.875%	7/15/21	75	80
General Electric Capital Corp.	6.000%	8/7/19	8,458	9,188
General Electric Capital Corp.	2.100%	12/11/19	2,925	2,945
General Electric Capital Corp.	5.500%	1/8/20	7,976	8,690
General Electric Capital Corp.	2.200%	1/9/20	12,536	12,653
General Electric Capital Corp.	5.550%	5/4/20	7,556	8,303
General Electric Capital Corp.	4.375%	9/16/20	10,548	11,330
General Electric Capital Corp.	4.625%	1/7/21	8,486	9,242
General Electric Capital Corp.	5.300%	2/11/21	7,843	8,668
General Electric Capital Corp.	4.650%	10/17/21	16,893	18,612
Harris Corp.	2.700%	4/27/20	6,533	6,597
Harris Corp.	4.400%	12/15/20	2,725	2,887
Honeywell International Inc.	1.400%	10/30/19	4,000	3,971
Honeywell International Inc.	4.250%	3/1/21	6,500	6,987
Honeywell International Inc.	1.850%	11/1/21	10,400	10,234
Illinois Tool Works Inc.	1.950%	3/1/19	5,832	5,852
Illinois Tool Works Inc.	6.250%	4/1/19	3,325	3,582
Illinois Tool Works Inc.	3.375%	9/15/21	1,075	1,121
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	13,395	14,135
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	3,150	3,197
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	1,500	1,511
John Deere Capital Corp.	1.600%	7/13/18	2,949	2,951
John Deere Capital Corp.	1.750%	8/10/18	3,200	3,207
John Deere Capital Corp.	1.650%	10/15/18	6,090	6,089
John Deere Capital Corp.	1.950%	12/13/18	10,683	10,715
John Deere Capital Corp.	1.950%	1/8/19	10,261	10,303
John Deere Capital Corp.	1.950%	3/4/19	14,155	14,195
John Deere Capital Corp.	2.250%	4/17/19	5,685	5,737
John Deere Capital Corp.	2.300%	9/16/19	2,675	2,702
John Deere Capital Corp.	1.250%	10/9/19	7,650	7,538
John Deere Capital Corp.	1.700%	1/15/20	350	348
John Deere Capital Corp.	2.050%	3/10/20	4,400	4,418
John Deere Capital Corp.	2.200%	3/13/20	2,000	2,014
John Deere Capital Corp.	1.950%	6/22/20	2,000	2,003
John Deere Capital Corp.	2.375%	7/14/20	2,500	2,531
John Deere Capital Corp.	2.450%	9/11/20	2,600	2,625
John Deere Capital Corp.	2.550%	1/8/21	2,000	2,024
John Deere Capital Corp.	2.800%	3/4/21	3,000	3,058
John Deere Capital Corp.	3.900%	7/12/21	3,500	3,714
John Deere Capital Corp.	3.150%	10/15/21	175	181
John Deere Capital Corp.	2.650%	1/6/22	6,600	6,685

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Johnson Controls International plc	5.000%	3/30/20	1,575	1,689
	Johnson Controls International plc	4.250%	3/1/21	1,345	1,423
	Johnson Controls International plc	3.750%	12/1/21	1,200	1,255
	Kennametal Inc.	2.650%	11/1/19	3,400	3,416
	Kennametal Inc.	3.875%	2/15/22	575	576
	Komatsu Mining Corp.	5.125%	10/15/21	2,550	2,824
	L3 Technologies Inc.	5.200%	10/15/19	9,021	9,631
	L3 Technologies Inc.	4.750%	7/15/20	5,929	6,339
	L3 Technologies Inc.	4.950%	2/15/21	4,000	4,309
	Lockheed Martin Corp.	1.850%	11/23/18	7,850	7,863
	Lockheed Martin Corp.	4.250%	11/15/19	5,285	5,566
	Lockheed Martin Corp.	2.500%	11/23/20	11,385	11,535
	Lockheed Martin Corp.	3.350%	9/15/21	1,000	1,040
	Masco Corp.	7.125%	3/15/20	534	599
	Masco Corp.	3.500%	4/1/21	2,710	2,790
	Masco Corp.	5.950%	3/15/22	873	996
	Northrop Grumman Corp.	1.750%	6/1/18	7,069	7,076
	Northrop Grumman Corp.	5.050%	8/1/19	200	212
	Northrop Grumman Corp.	3.500%	3/15/21	5,525	5,765
	Pentair Finance SA	2.900%	9/15/18	135	136
	Precision Castparts Corp.	2.250%	6/15/20	3,850	3,894
	Raytheon Co.	4.400%	2/15/20	3,400	3,616
	Raytheon Co.	3.125%	10/15/20	6,309	6,535
	Republic Services Inc.	5.500%	9/15/19	4,795	5,141
	Republic Services Inc.	5.000%	3/1/20	6,793	7,289
	Republic Services Inc.	5.250%	11/15/21	2,625	2,913
	Republic Services Inc.	3.550%	6/1/22	3,092	3,215
	Rockwell Automation Inc.	2.050%	3/1/20	5,850	5,847
	Rockwell Collins Inc.	1.950%	7/15/19	2,225	2,228
	Rockwell Collins Inc.	2.800%	3/15/22	8,940	9,019
	Roper Technologies Inc.	2.050%	10/1/18	11,048	11,071
	Roper Technologies Inc.	6.250%	9/1/19	1,290	1,400
	Roper Technologies Inc.	3.000%	12/15/20	4,537	4,639
	Roper Technologies Inc.	2.800%	12/15/21	7,751	7,810
	Stanley Black & Decker Inc.	1.622%	11/17/18	1,350	1,346
	Stanley Black & Decker Inc.	2.451%	11/17/18	5,450	5,504
	Stanley Black & Decker Inc.	3.400%	12/1/21	3,000	3,116
3	Stanley Black & Decker Inc.	5.750%	12/15/53	2,190	2,305
	United Technologies Corp.	1.500%	11/1/19	8,100	8,046
	United Technologies Corp.	4.500%	4/15/20	10,142	10,830
	United Technologies Corp.	1.900%	5/4/20	4,635	4,639
	United Technologies Corp.	1.950%	11/1/21	6,540	6,457
	United Technologies Corp.	3.100%	6/1/22	9,371	9,673
	Vulcan Materials Co.	7.500%	6/15/21	4,445	5,245
	Waste Management Inc.	4.750%	6/30/20	3,950	4,252
	Waste Management Inc.	4.600%	3/1/21	2,703	2,917
	Xylem Inc.	4.875%	10/1/21	1,750	1,894
	Communication (1.8%)
	21st Century Fox America Inc.	6.900%	3/1/19	5,050	5,439
	21st Century Fox America Inc.	5.650%	8/15/20	7,683	8,448
	21st Century Fox America Inc.	4.500%	2/15/21	3,925	4,201
	Activision Blizzard Inc.	2.300%	9/15/21	7,350	7,286
	Activision Blizzard Inc.	2.600%	6/15/22	1,575	1,570
	America Movil SAB de CV	5.000%	10/16/19	5,400	5,761
	America Movil SAB de CV	5.000%	3/30/20	16,066	17,222
	American Tower Corp.	3.400%	2/15/19	7,301	7,448
	American Tower Corp.	2.800%	6/1/20	5,375	5,450
	American Tower Corp.	5.050%	9/1/20	2,570	2,763
	American Tower Corp.	3.300%	2/15/21	11,105	11,387
	American Tower Corp.	3.450%	9/15/21	5,375	5,543
	American Tower Corp.	5.900%	11/1/21	3,725	4,189
	American Tower Corp.	2.250%	1/15/22	1,230	1,203
	American Tower Corp.	4.700%	3/15/22	1,948	2,109

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.375%	11/27/18	8,025	8,082
AT&T Inc.	5.800%	2/15/19	3,400	3,606
AT&T Inc.	2.300%	3/11/19	6,415	6,453
AT&T Inc.	5.875%	10/1/19	5,800	6,278
AT&T Inc.	5.200%	3/15/20	12,231	13,143
AT&T Inc.	2.450%	6/30/20	27,287	27,432
AT&T Inc.	4.600%	2/15/21	16,457	17,549
AT&T Inc.	2.800%	2/17/21	20,548	20,768
AT&T Inc.	5.000%	3/1/21	10,069	10,877
AT&T Inc.	4.450%	5/15/21	12,502	13,285
AT&T Inc.	3.875%	8/15/21	8,604	8,971
AT&T Inc.	3.000%	2/15/22	14,670	14,708
AT&T Inc.	3.200%	3/1/22	8,525	8,629
AT&T Inc.	3.000%	6/30/22	22,525	22,537
British Telecommunications plc	2.350%	2/14/19	5,875	5,896
CBS Corp.	2.300%	8/15/19	8,525	8,571
CBS Corp.	5.750%	4/15/20	910	995
CBS Corp.	4.300%	2/15/21	1,800	1,900
CBS Corp.	3.375%	3/1/22	5,000	5,156
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	19,695	20,345
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	2,250	2,399
Comcast Corp.	5.700%	7/1/19	1,425	1,534
Comcast Corp.	5.150%	3/1/20	8,239	8,922
Comcast Corp.	1.625%	1/15/22	5,765	5,594
Comcast Corp.	3.125%	7/15/22	350	362
Crown Castle International Corp.	3.400%	2/15/21	15,235	15,647
Crown Castle International Corp.	2.250%	9/1/21	5,426	5,339
Crown Castle International Corp.	4.875%	4/15/22	6,452	7,050
Deutsche Telekom International Finance BV	6.750%	8/20/18	13,095	13,797
Deutsche Telekom International Finance BV	6.000%	7/8/19	4,150	4,470
Discovery Communications LLC	5.625%	8/15/19	2,460	2,632
Discovery Communications LLC	4.375%	6/15/21	1,458	1,539
Discovery Communications LLC	3.300%	5/15/22	5,054	5,077
Electronic Arts Inc.	3.700%	3/1/21	7,850	8,116
Moody's Corp.	2.750%	7/15/19	7,351	7,450
Moody's Corp.	5.500%	9/1/20	3,452	3,788
Moody's Corp.	2.750%	12/15/21	3,550	3,580
NBCUniversal Media LLC	5.150%	4/30/20	21,839	23,770
NBCUniversal Media LLC	4.375%	4/1/21	17,319	18,663
Omnicom Group Inc.	6.250%	7/15/19	4,035	4,370
Omnicom Group Inc.	4.450%	8/15/20	9,305	9,889
Omnicom Group Inc.	3.625%	5/1/22	8,225	8,563
Orange SA	2.750%	2/6/19	18,090	18,291
Orange SA	5.375%	7/8/19	4,025	4,281
Orange SA	1.625%	11/3/19	6,615	6,555
Orange SA	4.125%	9/14/21	7,019	7,467
Qwest Corp.	6.750%	12/1/21	6,510	7,201
RELX Capital Inc.	8.625%	1/15/19	75	82
Rogers Communications Inc.	6.800%	8/15/18	9,394	9,910
S&P Global Inc.	2.500%	8/15/18	3,600	3,627
S&P Global Inc.	3.300%	8/14/20	4,800	4,944
Scripps Networks Interactive Inc.	2.750%	11/15/19	2,925	2,959
Scripps Networks Interactive Inc.	2.800%	6/15/20	3,650	3,688
Scripps Networks Interactive Inc.	3.500%	6/15/22	4,125	4,248
Telefonica Emisiones SAU	5.877%	7/15/19	1,300	1,397
Telefonica Emisiones SAU	5.134%	4/27/20	10,957	11,803
Telefonica Emisiones SAU	5.462%	2/16/21	10,560	11,619
Thomson Reuters Corp.	6.500%	7/15/18	2,980	3,120
Thomson Reuters Corp.	4.700%	10/15/19	350	368
Thomson Reuters Corp.	3.950%	9/30/21	1,775	1,846
Time Warner Cable LLC	6.750%	7/1/18	23,839	24,955
Time Warner Cable LLC	8.750%	2/14/19	9,620	10,611

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Cable LLC	8.250%	4/1/19	5,551	6,121
	Time Warner Cable LLC	5.000%	2/1/20	5,575	5,946
	Time Warner Cable LLC	4.125%	2/15/21	5,425	5,676
	Time Warner Cable LLC	4.000%	9/1/21	7,300	7,633
	Time Warner Inc.	2.100%	6/1/19	5,475	5,480
	Time Warner Inc.	4.875%	3/15/20	10,245	10,930
	Time Warner Inc.	4.700%	1/15/21	5,883	6,309
	Time Warner Inc.	4.750%	3/29/21	7,775	8,366
	Time Warner Inc.	4.000%	1/15/22	3,000	3,161
	Time Warner Inc.	3.400%	6/15/22	1,000	1,027
	Verizon Communications Inc.	3.650%	9/14/18	24,377	24,915
	Verizon Communications Inc.	1.375%	8/15/19	4,250	4,206
	Verizon Communications Inc.	2.625%	2/21/20	16,226	16,440
	Verizon Communications Inc.	4.500%	9/15/20	26,719	28,522
	Verizon Communications Inc.	3.450%	3/15/21	7,163	7,404
	Verizon Communications Inc.	4.600%	4/1/21	9,507	10,198
	Verizon Communications Inc.	1.750%	8/15/21	7,475	7,215
	Verizon Communications Inc.	3.000%	11/1/21	11,767	11,930
	Verizon Communications Inc.	3.500%	11/1/21	8,986	9,292
5	Verizon Communications Inc.	2.946%	3/15/22	25,166	25,305
	Verizon Communications Inc.	3.125%	3/16/22	20,220	20,481
	Viacom Inc.	5.625%	9/15/19	4,000	4,272
	Viacom Inc.	3.875%	12/15/21	4,231	4,406
	Viacom Inc.	3.125%	6/15/22	2,075	2,078
	Vodafone Group plc	4.625%	7/15/18	5,320	5,461
	Vodafone Group plc	5.450%	6/10/19	9,681	10,305
	Vodafone Group plc	4.375%	3/16/21	3,258	3,476
	Walt Disney Co.	1.500%	9/17/18	1,925	1,925
	Walt Disney Co.	1.650%	1/8/19	2,250	2,253
	Walt Disney Co.	1.850%	5/30/19	7,883	7,914
	Walt Disney Co.	0.875%	7/12/19	7,500	7,381
	Walt Disney Co.	1.950%	3/4/20	3,670	3,681
	Walt Disney Co.	1.800%	6/5/20	4,500	4,489
	Walt Disney Co.	2.150%	9/17/20	5,100	5,138
	Walt Disney Co.	2.300%	2/12/21	6,411	6,453
	Walt Disney Co.	3.750%	6/1/21	4,136	4,386
	Walt Disney Co.	2.750%	8/16/21	5,800	5,927
	Walt Disney Co.	2.550%	2/15/22	1,650	1,664
	Walt Disney Co.	2.450%	3/4/22	3,000	3,021
	WPP Finance 2010	4.750%	11/21/21	5,600	6,057
	Consumer Cyclical (2.1%)
	Advance Auto Parts Inc.	5.750%	5/1/20	1,190	1,289
	Alibaba Group Holding Ltd.	2.500%	11/28/19	16,250	16,367
	Alibaba Group Holding Ltd.	3.125%	11/28/21	9,850	10,056
	Amazon.com Inc.	2.600%	12/5/19	10,856	11,054
	Amazon.com Inc.	3.300%	12/5/21	825	859
	American Honda Finance Corp.	1.600%	7/13/18	7,025	7,025
	American Honda Finance Corp.	2.125%	10/10/18	7,461	7,511
	American Honda Finance Corp.	1.700%	2/22/19	1,550	1,550
	American Honda Finance Corp.	1.200%	7/12/19	7,795	7,704
	American Honda Finance Corp.	2.250%	8/15/19	11,475	11,568
	American Honda Finance Corp.	2.000%	2/14/20	7,200	7,215
	American Honda Finance Corp.	2.450%	9/24/20	7,610	7,697
	American Honda Finance Corp.	1.650%	7/12/21	5,705	5,575
	American Honda Finance Corp.	1.700%	9/9/21	5,278	5,157
	Automatic Data Processing Inc.	2.250%	9/15/20	8,275	8,373
	AutoNation Inc.	5.500%	2/1/20	1,620	1,738
	AutoNation Inc.	3.350%	1/15/21	5,550	5,646
	AutoZone Inc.	7.125%	8/1/18	4,175	4,402
	AutoZone Inc.	1.625%	4/21/19	2,075	2,063
	AutoZone Inc.	4.000%	11/15/20	275	288
	AutoZone Inc.	2.500%	4/15/21	900	897
	AutoZone Inc.	3.700%	4/15/22	1,516	1,575

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Best Buy Co. Inc.	5.000%	8/1/18	4,150	4,280
Best Buy Co. Inc.	5.500%	3/15/21	1,650	1,799
Block Financial LLC	4.125%	10/1/20	6,000	6,186
BorgWarner Inc.	4.625%	9/15/20	450	481
Carnival Corp.	3.950%	10/15/20	2,600	2,756
Costco Wholesale Corp.	1.700%	12/15/19	8,625	8,603
Costco Wholesale Corp.	1.750%	2/15/20	3,475	3,460
Costco Wholesale Corp.	2.150%	5/18/21	5,905	5,901
Costco Wholesale Corp.	2.250%	2/15/22	2,279	2,279
Costco Wholesale Corp.	2.300%	5/18/22	7,300	7,270
CVS Health Corp.	1.900%	7/20/18	17,974	18,019
CVS Health Corp.	2.250%	12/5/18	10,198	10,261
CVS Health Corp.	2.250%	8/12/19	3,978	4,001
CVS Health Corp.	2.800%	7/20/20	28,422	28,938
CVS Health Corp.	2.125%	6/1/21	11,345	11,205
Delphi Automotive plc	3.150%	11/19/20	3,550	3,627
DR Horton Inc.	3.750%	3/1/19	4,175	4,259
eBay Inc.	2.200%	8/1/19	8,825	8,856
eBay Inc.	2.150%	6/5/20	2,750	2,751
eBay Inc.	3.250%	10/15/20	500	514
eBay Inc.	2.875%	8/1/21	5,100	5,158
eBay Inc.	3.800%	3/9/22	3,402	3,558
Expedia Inc.	7.456%	8/15/18	3,250	3,428
Expedia Inc.	5.950%	8/15/20	10,722	11,722
Ford Motor Co.	6.500%	8/1/18	1,392	1,459
Ford Motor Credit Co. LLC	2.240%	6/15/18	7,850	7,869
Ford Motor Credit Co. LLC	2.875%	10/1/18	6,605	6,671
Ford Motor Credit Co. LLC	2.551%	10/5/18	5,815	5,853
Ford Motor Credit Co. LLC	2.943%	1/8/19	8,300	8,406
Ford Motor Credit Co. LLC	2.375%	3/12/19	11,200	11,233
Ford Motor Credit Co. LLC	2.262%	3/28/19	4,200	4,201
Ford Motor Credit Co. LLC	2.021%	5/3/19	9,250	9,215
Ford Motor Credit Co. LLC	1.897%	8/12/19	2,750	2,730
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,121	9,173
Ford Motor Credit Co. LLC	2.681%	1/9/20	9,200	9,254
Ford Motor Credit Co. LLC	8.125%	1/15/20	8,350	9,482
Ford Motor Credit Co. LLC	2.459%	3/27/20	7,290	7,284
Ford Motor Credit Co. LLC	3.157%	8/4/20	7,160	7,292
Ford Motor Credit Co. LLC	3.200%	1/15/21	10,200	10,371
Ford Motor Credit Co. LLC	5.750%	2/1/21	8,700	9,573
Ford Motor Credit Co. LLC	3.336%	3/18/21	16,535	16,852
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,885	10,964
Ford Motor Credit Co. LLC	3.219%	1/9/22	3,000	3,020
Ford Motor Credit Co. LLC	3.339%	3/28/22	11,410	11,570
General Motors Co.	3.500%	10/2/18	6,200	6,307
General Motors Financial Co. Inc.	3.100%	1/15/19	19,165	19,418
General Motors Financial Co. Inc.	2.400%	5/9/19	12,200	12,227
General Motors Financial Co. Inc.	3.500%	7/10/19	10,750	11,003
General Motors Financial Co. Inc.	2.350%	10/4/19	1,000	999
General Motors Financial Co. Inc.	3.150%	1/15/20	6,445	6,547
General Motors Financial Co. Inc.	2.650%	4/13/20	775	778
General Motors Financial Co. Inc.	3.200%	7/13/20	20,377	20,760
General Motors Financial Co. Inc.	3.700%	11/24/20	9,870	10,184
General Motors Financial Co. Inc.	4.200%	3/1/21	10,114	10,592
General Motors Financial Co. Inc.	3.200%	7/6/21	11,147	11,252
General Motors Financial Co. Inc.	4.375%	9/25/21	14,735	15,521
General Motors Financial Co. Inc.	3.450%	1/14/22	10,900	11,070
General Motors Financial Co. Inc.	3.450%	4/10/22	4,760	4,827
General Motors Financial Co. Inc.	3.150%	6/30/22	3,000	2,988
Home Depot Inc.	2.250%	9/10/18	13,455	13,565
Home Depot Inc.	2.000%	6/15/19	10,105	10,173
Home Depot Inc.	1.800%	6/5/20	4,000	3,999
Home Depot Inc.	3.950%	9/15/20	1,300	1,376
Home Depot Inc.	2.000%	4/1/21	11,862	11,837

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	4.400%	4/1/21	7,533	8,113
Home Depot Inc.	2.625%	6/1/22	7,669	7,784
JD.com Inc.	3.125%	4/29/21	3,700	3,694
Kohl's Corp.	4.000%	11/1/21	4,525	4,632
Lowe's Cos. Inc.	1.150%	4/15/19	4,000	3,959
Lowe's Cos. Inc.	4.625%	4/15/20	6,050	6,414
Lowe's Cos. Inc.	3.750%	4/15/21	5,025	5,300
Lowe's Cos. Inc.	3.800%	11/15/21	1,000	1,062
Lowe's Cos. Inc.	3.120%	4/15/22	2,749	2,839
Macy's Retail Holdings Inc.	3.450%	1/15/21	3,050	3,041
Macy's Retail Holdings Inc.	3.875%	1/15/22	835	828
Marriott International Inc.	3.000%	3/1/19	3,143	3,191
Marriott International Inc.	3.375%	10/15/20	3,875	4,000
Marriott International Inc.	2.875%	3/1/21	1,625	1,649
Marriott International Inc.	3.125%	10/15/21	3,725	3,810
Marriott International Inc.	2.300%	1/15/22	500	493
Mastercard Inc.	2.000%	4/1/19	4,300	4,330
Mastercard Inc.	2.000%	11/21/21	5,000	4,959
McDonald's Corp.	2.100%	12/7/18	8,203	8,249
McDonald's Corp.	1.875%	5/29/19	3,945	3,942
McDonald's Corp.	2.200%	5/26/20	1,200	1,204
McDonald's Corp.	3.500%	7/15/20	2,499	2,598
McDonald's Corp.	2.750%	12/9/20	12,045	12,277
McDonald's Corp.	3.625%	5/20/21	6,103	6,385
McDonald's Corp.	2.625%	1/15/22	6,798	6,840
Nordstrom Inc.	4.750%	5/1/20	3,025	3,164
Nordstrom Inc.	4.000%	10/15/21	2,004	2,056
O'Reilly Automotive Inc.	4.875%	1/14/21	2,435	2,611
O'Reilly Automotive Inc.	4.625%	9/15/21	1,410	1,520
PACCAR Financial Corp.	1.750%	8/14/18	1,250	1,253
PACCAR Financial Corp.	1.300%	5/10/19	3,575	3,542
PACCAR Financial Corp.	1.950%	2/27/20	275	275
PACCAR Financial Corp.	2.500%	8/14/20	2,000	2,020
PACCAR Financial Corp.	2.250%	2/25/21	2,725	2,721
PACCAR Financial Corp.	1.650%	8/11/21	75	73
QVC Inc.	3.125%	4/1/19	2,945	2,976
Ralph Lauren Corp.	2.125%	9/26/18	2,200	2,214
Ralph Lauren Corp.	2.625%	8/18/20	1,900	1,927
Starbucks Corp.	2.000%	12/5/18	4,865	4,892
Starbucks Corp.	2.100%	2/4/21	7,650	7,679
Starbucks Corp.	2.700%	6/15/22	75	76
Target Corp.	2.300%	6/26/19	8,204	8,301
Target Corp.	2.900%	1/15/22	3,597	3,696
TJX Cos. Inc.	2.750%	6/15/21	5,815	5,924
Toyota Motor Credit Corp.	1.550%	7/13/18	9,150	9,157
Toyota Motor Credit Corp.	2.000%	10/24/18	6,700	6,736
Toyota Motor Credit Corp.	1.700%	1/9/19	8,850	8,848
Toyota Motor Credit Corp.	2.100%	1/17/19	5,045	5,074
Toyota Motor Credit Corp.	1.700%	2/19/19	7,750	7,758
Toyota Motor Credit Corp.	1.400%	5/20/19	8,595	8,544
Toyota Motor Credit Corp.	2.125%	7/18/19	10,285	10,357
Toyota Motor Credit Corp.	1.550%	10/18/19	10,000	9,957
Toyota Motor Credit Corp.	2.150%	3/12/20	11,955	12,024
Toyota Motor Credit Corp.	1.950%	4/17/20	5,000	5,000
Toyota Motor Credit Corp.	4.500%	6/17/20	2,000	2,137
Toyota Motor Credit Corp.	4.250%	1/11/21	3,025	3,228
Toyota Motor Credit Corp.	1.900%	4/8/21	10,975	10,862
Toyota Motor Credit Corp.	2.750%	5/17/21	4,250	4,319
Toyota Motor Credit Corp.	3.400%	9/15/21	7,395	7,704
Toyota Motor Credit Corp.	2.600%	1/11/22	8,400	8,462
Toyota Motor Credit Corp.	3.300%	1/12/22	700	725
VF Corp.	3.500%	9/1/21	1,000	1,042
Visa Inc.	2.200%	12/14/20	25,736	25,933
Wal-Mart Stores Inc.	1.950%	12/15/18	6,028	6,069

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.125%	2/1/19	2,316	2,406
Wal-Mart Stores Inc.	3.625%	7/8/20	15,787	16,581
Wal-Mart Stores Inc.	3.250%	10/25/20	11,672	12,142
Wal-Mart Stores Inc.	4.250%	4/15/21	10,328	11,130
Walgreen Co.	5.250%	1/15/19	1,227	1,284
Walgreens Boots Alliance Inc.	2.700%	11/18/19	6,640	6,746
Walgreens Boots Alliance Inc.	3.300%	11/18/21	19,274	19,853
Western Union Co.	3.650%	8/22/18	3,925	4,004
Western Union Co.	5.253%	4/1/20	200	212
Western Union Co.	3.600%	3/15/22	5,850	5,967
Wyndham Worldwide Corp.	4.250%	3/1/22	1,227	1,289
Consumer Noncyclical (4.1%)
Abbott Laboratories	2.000%	9/15/18	3,300	3,307
Abbott Laboratories	5.125%	4/1/19	5,650	5,946
Abbott Laboratories	2.350%	11/22/19	26,540	26,739
Abbott Laboratories	2.000%	3/15/20	11,375	11,338
Abbott Laboratories	4.125%	5/27/20	6,075	6,386
Abbott Laboratories	2.800%	9/15/20	3,400	3,453
Abbott Laboratories	2.900%	11/30/21	23,490	23,753
Abbott Laboratories	2.550%	3/15/22	4,058	4,028
AbbVie Inc.	2.000%	11/6/18	6,966	6,995
AbbVie Inc.	2.500%	5/14/20	32,936	33,304
AbbVie Inc.	2.300%	5/14/21	14,195	14,144
Agilent Technologies Inc.	5.000%	7/15/20	3,707	3,982
Allergan Funding SCS	2.450%	6/15/19	6,413	6,451
Allergan Funding SCS	3.000%	3/12/20	32,425	33,004
Allergan Funding SCS	3.450%	3/15/22	18,294	18,805
Allergan Inc.	3.375%	9/15/20	2,500	2,563
Altria Group Inc.	9.700%	11/10/18	700	771
Altria Group Inc.	9.250%	8/6/19	6,324	7,261
Altria Group Inc.	2.625%	1/14/20	15,815	16,040
Altria Group Inc.	4.750%	5/5/21	10,776	11,739
AmerisourceBergen Corp.	4.875%	11/15/19	2,105	2,236
AmerisourceBergen Corp.	3.500%	11/15/21	4,150	4,305
Amgen Inc.	5.700%	2/1/19	450	477
Amgen Inc.	1.900%	5/10/19	12,000	12,005
Amgen Inc.	2.200%	5/22/19	17,913	18,023
Amgen Inc.	2.125%	5/1/20	6,923	6,927
Amgen Inc.	2.200%	5/11/20	8,000	8,039
Amgen Inc.	3.450%	10/1/20	9,025	9,365
Amgen Inc.	4.100%	6/15/21	7,305	7,744
Amgen Inc.	1.850%	8/19/21	6,230	6,092
Amgen Inc.	3.875%	11/15/21	9,325	9,824
Amgen Inc.	2.700%	5/1/22	2,100	2,109
Amgen Inc.	2.650%	5/11/22	7,000	7,023
Amgen Inc.	3.625%	5/15/22	5,405	5,642
Anheuser-Busch Cos. LLC	5.000%	3/1/19	2,100	2,205
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	35,470	35,532
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	18,530	18,648
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	73,081	74,057
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	19,925	21,676
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,625	7,351
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	19,650	21,283
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	1,855	2,000
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,425	2,595
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	9,215	9,718
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,354	3,619
AstraZeneca plc	1.750%	11/16/18	7,575	7,574
AstraZeneca plc	2.375%	11/16/20	9,832	9,901
AstraZeneca plc	2.375%	6/12/22	9,075	8,998
Baxalta Inc.	2.875%	6/23/20	2,455	2,487
Baxalta Inc.	3.600%	6/23/22	3,604	3,732
Baxter International Inc.	1.700%	8/15/21	3,300	3,218

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Becton Dickinson & Co.	2.133%	6/6/19	8,400	8,422
Becton Dickinson & Co.	2.675%	12/15/19	7,986	8,084
Becton Dickinson & Co.	2.404%	6/5/20	8,000	8,007
Becton Dickinson & Co.	3.250%	11/12/20	4,723	4,831
Becton Dickinson & Co.	3.125%	11/8/21	10,065	10,240
Becton Dickinson & Co.	2.894%	6/6/22	13,000	12,963
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,825	3,009
Biogen Inc.	2.900%	9/15/20	21,080	21,509
Boston Scientific Corp.	2.650%	10/1/18	6,400	6,452
Boston Scientific Corp.	6.000%	1/15/20	4,550	4,951
Boston Scientific Corp.	2.850%	5/15/20	5,050	5,120
Boston Scientific Corp.	3.375%	5/15/22	3,325	3,422
Bristol-Myers Squibb Co.	1.600%	2/27/19	3,000	2,996
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,115	1,118
Bunge Ltd. Finance Corp.	8.500%	6/15/19	5,325	5,952
Bunge Ltd. Finance Corp.	3.500%	11/24/20	3,040	3,113
Cardinal Health Inc.	1.948%	6/14/19	5,500	5,505
Cardinal Health Inc.	2.400%	11/15/19	75	75
Cardinal Health Inc.	4.625%	12/15/20	3,725	3,997
Cardinal Health Inc.	2.616%	6/15/22	10,000	10,008
Celgene Corp.	2.125%	8/15/18	5,826	5,860
Celgene Corp.	2.300%	8/15/18	2,738	2,754
Celgene Corp.	2.250%	5/15/19	4,850	4,882
Celgene Corp.	2.875%	8/15/20	8,408	8,597
Celgene Corp.	3.950%	10/15/20	6,919	7,285
Church & Dwight Co. Inc.	2.450%	12/15/19	2,050	2,057
Coca-Cola Co.	1.650%	11/1/18	11,992	12,030
Coca-Cola Co.	1.375%	5/30/19	5,330	5,309
Coca-Cola Co.	1.875%	10/27/20	6,225	6,211
Coca-Cola Co.	2.450%	11/1/20	7,975	8,104
Coca-Cola Co.	3.150%	11/15/20	4,285	4,453
Coca-Cola Co.	1.550%	9/1/21	7,200	7,030
Coca-Cola Co.	3.300%	9/1/21	12,236	12,788
Coca-Cola Co.	2.200%	5/25/22	3,650	3,638
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,750	4,934
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,225	1,308
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	13,005	13,042
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	275	291
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	350	444
Colgate-Palmolive Co.	1.500%	11/1/18	1,725	1,726
Colgate-Palmolive Co.	1.750%	3/15/19	4,475	4,487
Colgate-Palmolive Co.	2.450%	11/15/21	2,625	2,658
Colgate-Palmolive Co.	2.300%	5/3/22	2,098	2,106
Constellation Brands Inc.	3.875%	11/15/19	7,000	7,271
Constellation Brands Inc.	3.750%	5/1/21	3,000	3,120
Constellation Brands Inc.	6.000%	5/1/22	5,725	6,534
Constellation Brands Inc.	2.700%	5/9/22	6,540	6,524
Covidien International Finance SA	4.200%	6/15/20	4,475	4,742
Covidien International Finance SA	3.200%	6/15/22	8,164	8,440
CR Bard Inc.	4.400%	1/15/21	2,295	2,404
Danaher Corp.	1.650%	9/15/18	3,702	3,704
Danaher Corp.	2.400%	9/15/20	3,775	3,820
Diageo Capital plc	4.828%	7/15/20	85	92
Diageo Investment Corp.	2.875%	5/11/22	12,430	12,705
Dignity Health California GO	2.637%	11/1/19	1,950	1,972
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	1,550	1,565
Edwards Lifesciences Corp.	2.875%	10/15/18	4,025	4,063
Eli Lilly & Co.	1.950%	3/15/19	5,380	5,405
Eli Lilly & Co.	2.350%	5/15/22	2,000	2,003
Estee Lauder Cos. Inc.	1.800%	2/7/20	5,150	5,151
Estee Lauder Cos. Inc.	1.700%	5/10/21	5,575	5,477
Express Scripts Holding Co.	2.250%	6/15/19	7,496	7,519
Express Scripts Holding Co.	3.300%	2/25/21	12,275	12,567
Express Scripts Holding Co.	4.750%	11/15/21	15,606	16,874

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	3.900%	2/15/22	9,570	10,018
Flowers Foods Inc.	4.375%	4/1/22	2,975	3,175
General Mills Inc.	5.650%	2/15/19	8,993	9,530
General Mills Inc.	2.200%	10/21/19	6,800	6,842
General Mills Inc.	3.150%	12/15/21	4,800	4,937
Gilead Sciences Inc.	1.850%	9/4/18	8,302	8,321
Gilead Sciences Inc.	2.050%	4/1/19	13,225	13,278
Gilead Sciences Inc.	2.350%	2/1/20	1,450	1,462
Gilead Sciences Inc.	2.550%	9/1/20	20,823	21,091
Gilead Sciences Inc.	4.500%	4/1/21	2,760	2,971
Gilead Sciences Inc.	4.400%	12/1/21	8,200	8,846
Gilead Sciences Inc.	1.950%	3/1/22	1,975	1,934
GlaxoSmithKline Capital plc	2.850%	5/8/22	6,502	6,644
Hasbro Inc.	3.150%	5/15/21	2,040	2,081
Hershey Co.	1.600%	8/21/18	1,600	1,602
Hershey Co.	4.125%	12/1/20	1,450	1,548
Hillshire Brands Co.	4.100%	9/15/20	673	704
Ingredion Inc.	4.625%	11/1/20	2,100	2,242
JM Smucker Co.	2.500%	3/15/20	10,203	10,305
JM Smucker Co.	3.500%	10/15/21	100	104
JM Smucker Co.	3.000%	3/15/22	4,250	4,330
Johnson & Johnson	5.150%	7/15/18	6,670	6,918
Johnson & Johnson	1.650%	12/5/18	3,475	3,479
Johnson & Johnson	1.125%	3/1/19	4,395	4,366
Johnson & Johnson	1.875%	12/5/19	6,550	6,571
Johnson & Johnson	2.950%	9/1/20	2,860	2,959
Johnson & Johnson	1.650%	3/1/21	7,386	7,314
Johnson & Johnson	3.550%	5/15/21	3,500	3,709
Johnson & Johnson	2.450%	12/5/21	1,075	1,092
Johnson & Johnson	2.250%	3/3/22	7,775	7,820
Kaiser Foundation Hospitals	3.500%	4/1/22	1,830	1,912
Kellogg Co.	4.150%	11/15/19	1,200	1,259
Kellogg Co.	4.000%	12/15/20	5,068	5,346
Kimberly-Clark Corp.	6.250%	7/15/18	893	935
Kimberly-Clark Corp.	7.500%	11/1/18	4,280	4,600
Kimberly-Clark Corp.	1.400%	2/15/19	6,425	6,408
Kimberly-Clark Corp.	1.900%	5/22/19	4,670	4,681
Kimberly-Clark Corp.	2.400%	3/1/22	825	824
Koninklijke Philips NV	3.750%	3/15/22	7,675	8,077
Kraft Foods Group Inc.	6.125%	8/23/18	10,898	11,417
Kraft Foods Group Inc.	5.375%	2/10/20	3,700	3,988
Kraft Foods Group Inc.	3.500%	6/6/22	6,542	6,757
Kraft Heinz Foods Co.	2.000%	7/2/18	11,565	11,594
Kraft Heinz Foods Co.	2.800%	7/2/20	10,400	10,545
Laboratory Corp. of America Holdings	2.500%	11/1/18	1,425	1,436
Laboratory Corp. of America Holdings	2.625%	2/1/20	900	906
Laboratory Corp. of America Holdings	3.200%	2/1/22	1,054	1,072
Life Technologies Corp.	6.000%	3/1/20	5,300	5,773
Life Technologies Corp.	5.000%	1/15/21	225	241
Mattel Inc.	2.350%	5/6/19	2,515	2,515
Mattel Inc.	2.350%	8/15/21	2,750	2,694
McCormick & Co. Inc.	3.900%	7/15/21	265	281
McKesson Corp.	7.500%	2/15/19	1,989	2,157
McKesson Corp.	2.284%	3/15/19	13,296	13,370
McKesson Corp.	4.750%	3/1/21	3,582	3,846
Mead Johnson Nutrition Co.	4.900%	11/1/19	1,825	1,939
Mead Johnson Nutrition Co.	3.000%	11/15/20	7,570	7,761
Medco Health Solutions Inc.	4.125%	9/15/20	4,876	5,103
Medtronic Global Holdings SCA	1.700%	3/28/19	750	750
Medtronic Inc.	5.600%	3/15/19	4,001	4,245
Medtronic Inc.	2.500%	3/15/20	32,845	33,321
Medtronic Inc.	4.450%	3/15/20	900	958
Medtronic Inc.	4.125%	3/15/21	2,500	2,662
Medtronic Inc.	3.125%	3/15/22	350	360

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Medtronic Inc.	3.150%	3/15/22	21,402	22,150
	Merck & Co. Inc.	1.850%	2/10/20	6,045	6,052
	Merck & Co. Inc.	3.875%	1/15/21	9,550	10,114
	Merck & Co. Inc.	2.350%	2/10/22	7,073	7,116
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	6,325	6,719
5	Molson Coors Brewing Co.	1.900%	3/15/19	6,325	6,317
	Molson Coors Brewing Co.	1.450%	7/15/19	3,455	3,415
5	Molson Coors Brewing Co.	2.250%	3/15/20	6,325	6,331
	Molson Coors Brewing Co.	2.100%	7/15/21	6,665	6,554
	Molson Coors Brewing Co.	3.500%	5/1/22	2,925	3,030
	Mylan Inc.	2.550%	3/28/19	13,088	13,182
	Mylan NV	2.500%	6/7/19	5,176	5,208
	Mylan NV	3.750%	12/15/20	1,247	1,293
	Mylan NV	3.150%	6/15/21	13,609	13,803
	Newell Brands Inc.	2.150%	10/15/18	2,350	2,357
	Newell Brands Inc.	2.875%	12/1/19	6,500	6,603
	Newell Brands Inc.	3.150%	4/1/21	13,870	14,200
	Novartis Capital Corp.	1.800%	2/14/20	14,000	14,004
	Novartis Capital Corp.	4.400%	4/24/20	7,135	7,611
	Novartis Capital Corp.	2.400%	5/17/22	12,025	12,114
	Novartis Securities Investment Ltd.	5.125%	2/10/19	10,886	11,458
	PepsiCo Inc.	2.250%	1/7/19	4,728	4,776
	PepsiCo Inc.	1.550%	5/2/19	7,000	6,998
	PepsiCo Inc.	1.350%	10/4/19	3,775	3,741
	PepsiCo Inc.	4.500%	1/15/20	1,100	1,175
	PepsiCo Inc.	1.850%	4/30/20	8,550	8,544
	PepsiCo Inc.	2.150%	10/14/20	19,050	19,234
	PepsiCo Inc.	3.125%	11/1/20	4,250	4,415
	PepsiCo Inc.	3.000%	8/25/21	5,000	5,164
	PepsiCo Inc.	1.700%	10/6/21	10,822	10,578
	PepsiCo Inc.	2.750%	3/5/22	6,300	6,433
	PepsiCo Inc.	2.250%	5/2/22	5,050	5,046
	PerkinElmer Inc.	5.000%	11/15/21	3,000	3,251
	Perrigo Finance Unlimited Co.	3.500%	3/15/21	2,603	2,679
	Perrigo Finance Unlimited Co.	3.500%	12/15/21	1,169	1,213
	Pfizer Inc.	2.100%	5/15/19	13,100	13,218
	Pfizer Inc.	1.450%	6/3/19	14,500	14,452
	Pfizer Inc.	1.700%	12/15/19	15,365	15,374
	Pfizer Inc.	5.200%	8/12/20	1,500	1,645
	Pfizer Inc.	2.200%	12/15/21	11,000	11,028
	Philip Morris International Inc.	1.875%	1/15/19	13,648	13,662
	Philip Morris International Inc.	1.625%	2/21/19	1,535	1,531
	Philip Morris International Inc.	1.375%	2/25/19	2,410	2,394
	Philip Morris International Inc.	2.000%	2/21/20	7,430	7,443
	Philip Morris International Inc.	4.500%	3/26/20	4,161	4,436
	Philip Morris International Inc.	1.875%	2/25/21	7,111	7,031
	Philip Morris International Inc.	4.125%	5/17/21	1,920	2,045
	Philip Morris International Inc.	2.900%	11/15/21	5,644	5,767
	Philip Morris International Inc.	2.625%	2/18/22	4,280	4,307
3	Procter & Gamble - Esop	9.360%	1/1/21	4,084	4,689
	Procter & Gamble Co.	1.600%	11/15/18	744	745
	Procter & Gamble Co.	1.900%	11/1/19	4,245	4,265
	Procter & Gamble Co.	1.850%	2/2/21	2,175	2,165
	Procter & Gamble Co.	1.700%	11/3/21	7,500	7,386
	Procter & Gamble Co.	2.300%	2/6/22	3,890	3,929
	Quest Diagnostics Inc.	2.700%	4/1/19	7,975	8,066
	Quest Diagnostics Inc.	2.500%	3/30/20	2,990	3,006
	Quest Diagnostics Inc.	4.700%	4/1/21	340	365
	Reynolds American Inc.	8.125%	6/23/19	2,475	2,760
	Reynolds American Inc.	6.875%	5/1/20	1,775	1,994
	Reynolds American Inc.	3.250%	6/12/20	15,883	16,350
	Reynolds American Inc.	4.000%	6/12/22	3,062	3,248
	Sanofi	4.000%	3/29/21	14,402	15,305
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	28,130	27,981

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	27,055	26,663
Stryker Corp.	2.000%	3/8/19	6,115	6,133
Stryker Corp.	4.375%	1/15/20	3,985	4,201
Stryker Corp.	2.625%	3/15/21	13,455	13,590
Sysco Corp.	1.900%	4/1/19	4,540	4,539
Sysco Corp.	2.600%	10/1/20	700	708
Sysco Corp.	2.500%	7/15/21	2,975	2,983
Sysco Corp.	2.600%	6/12/22	4,950	4,969
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,972	6,164
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	981	1,012
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	7,590	7,588
Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	16,890	16,841
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	22,055	21,864
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	24,550	24,066
The Kroger Co.	2.000%	1/15/19	1,750	1,749
The Kroger Co.	2.300%	1/15/19	10,747	10,794
The Kroger Co.	1.500%	9/30/19	4,385	4,321
The Kroger Co.	6.150%	1/15/20	6,199	6,786
The Kroger Co.	3.300%	1/15/21	6,950	7,106
The Kroger Co.	2.600%	2/1/21	2,355	2,354
The Kroger Co.	2.950%	11/1/21	300	302
The Kroger Co.	3.400%	4/15/22	675	690
Thermo Fisher Scientific Inc.	2.150%	12/14/18	4,048	4,031
Thermo Fisher Scientific Inc.	2.400%	2/1/19	2,658	2,678
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,375	1,462
Thermo Fisher Scientific Inc.	4.500%	3/1/21	6,830	7,275
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,400	7,687
Thermo Fisher Scientific Inc.	3.300%	2/15/22	2,001	2,062
Tupperware Brands Corp.	4.750%	6/1/21	4,378	4,667
Tyson Foods Inc.	2.650%	8/15/19	7,134	7,225
Tyson Foods Inc.	4.500%	6/15/22	5,130	5,545
Unilever Capital Corp.	4.800%	2/15/19	4,813	5,041
Unilever Capital Corp.	2.200%	3/6/19	5,500	5,547
Unilever Capital Corp.	1.800%	5/5/20	935	933
Unilever Capital Corp.	2.100%	7/30/20	1,200	1,203
Unilever Capital Corp.	4.250%	2/10/21	6,112	6,536
Unilever Capital Corp.	1.375%	7/28/21	6,520	6,290
Unilever Capital Corp.	2.200%	5/5/22	6,000	5,941
Whirlpool Corp.	2.400%	3/1/19	3,845	3,876
Whirlpool Corp.	4.850%	6/15/21	2,150	2,339
Whirlpool Corp.	4.700%	6/1/22	2,148	2,340
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,275	1,343
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	12,368	12,467
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	3,850	3,879
Zoetis Inc.	3.450%	11/13/20	3,225	3,335
Energy (2.0%)
Anadarko Petroleum Corp.	8.700%	3/15/19	4,745	5,242
Anadarko Petroleum Corp.	6.950%	6/15/19	4,123	4,470
Anadarko Petroleum Corp.	4.850%	3/15/21	8,640	9,201
Apache Corp.	6.900%	9/15/18	4,750	5,015
Apache Corp.	3.625%	2/1/21	4,000	4,124
Apache Corp.	3.250%	4/15/22	10,428	10,571
Baker Hughes Inc.	7.500%	11/15/18	200	215
Baker Hughes Inc.	3.200%	8/15/21	5,005	5,143
Boardwalk Pipelines LP	5.750%	9/15/19	4,000	4,246
BP Capital Markets plc	2.241%	9/26/18	5,025	5,050
BP Capital Markets plc	4.750%	3/10/19	6,300	6,604
BP Capital Markets plc	1.676%	5/3/19	24	24
BP Capital Markets plc	2.237%	5/10/19	19,552	19,697
BP Capital Markets plc	2.521%	1/15/20	2,900	2,939
BP Capital Markets plc	2.315%	2/13/20	14,149	14,265
BP Capital Markets plc	4.500%	10/1/20	8,563	9,200
BP Capital Markets plc	4.742%	3/11/21	9,150	9,935

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	2.112%	9/16/21	6,175	6,117
BP Capital Markets plc	3.062%	3/17/22	13,785	14,078
BP Capital Markets plc	3.245%	5/6/22	11,786	12,124
Buckeye Partners LP	2.650%	11/15/18	1,125	1,131
Buckeye Partners LP	4.875%	2/1/21	1,410	1,495
Canadian Natural Resources Ltd.	3.450%	11/15/21	72	74
Cenovus Energy Inc.	5.700%	10/15/19	11,650	12,291
Chevron Corp.	1.790%	11/16/18	7,100	7,122
Chevron Corp.	1.686%	2/28/19	4,200	4,203
Chevron Corp.	4.950%	3/3/19	3,383	3,562
Chevron Corp.	1.561%	5/16/19	4,273	4,261
Chevron Corp.	2.193%	11/15/19	17,468	17,632
Chevron Corp.	1.961%	3/3/20	8,407	8,429
Chevron Corp.	1.991%	3/3/20	5,500	5,513
Chevron Corp.	2.427%	6/24/20	12,825	12,979
Chevron Corp.	2.419%	11/17/20	10,765	10,890
Chevron Corp.	2.100%	5/16/21	7,250	7,224
Chevron Corp.	2.498%	3/3/22	5,775	5,828
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,000	1,025
ConocoPhillips	5.750%	2/1/19	4,433	4,693
ConocoPhillips Co.	2.200%	5/15/20	5,298	5,310
ConocoPhillips Co.	4.200%	3/15/21	20,286	21,562
ConocoPhillips Co.	2.875%	11/15/21	875	887
Devon Energy Corp.	4.000%	7/15/21	575	592
Devon Energy Corp.	3.250%	5/15/22	5,075	5,048
Dominion Energy Gas Holdings LLC	2.500%	12/15/19	8,455	8,504
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	7,995	8,076
Enable Midstream Partners LP	2.400%	5/15/19	3,015	2,982
Enbridge Energy Partners LP	9.875%	3/1/19	6,000	6,710
Enbridge Energy Partners LP	4.375%	10/15/20	2,900	3,053
Enbridge Energy Partners LP	4.200%	9/15/21	1,125	1,177
Enbridge Inc.	2.900%	7/15/22	3,200	3,199
Encana Corp.	6.500%	5/15/19	3,925	4,194
Encana Corp.	3.900%	11/15/21	1,925	1,964
Energy Transfer LP	6.700%	7/1/18	13,035	13,622
Energy Transfer LP	9.000%	4/15/19	7,743	8,630
Energy Transfer LP	4.150%	10/1/20	9,335	9,699
Energy Transfer LP	4.650%	6/1/21	2,825	2,999
Energy Transfer LP	5.200%	2/1/22	6,925	7,452
EnLink Midstream Partners LP	2.700%	4/1/19	1,935	1,935
Enterprise Products Operating LLC	6.500%	1/31/19	5,075	5,414
Enterprise Products Operating LLC	2.550%	10/15/19	3,725	3,757
Enterprise Products Operating LLC	5.250%	1/31/20	3,500	3,757
Enterprise Products Operating LLC	5.200%	9/1/20	3,015	3,274
Enterprise Products Operating LLC	2.850%	4/15/21	10,000	10,093
Enterprise Products Operating LLC	4.050%	2/15/22	2,218	2,344
EOG Resources Inc.	6.875%	10/1/18	3,336	3,535
EOG Resources Inc.	5.625%	6/1/19	4,450	4,745
EOG Resources Inc.	2.450%	4/1/20	2,700	2,714
EOG Resources Inc.	4.100%	2/1/21	9,890	10,428
EQT Corp.	8.125%	6/1/19	6,830	7,501
EQT Corp.	4.875%	11/15/21	975	1,046
Exxon Mobil Corp.	1.708%	3/1/19	650	652
Exxon Mobil Corp.	1.819%	3/15/19	2,790	2,801
Exxon Mobil Corp.	1.912%	3/6/20	22,776	22,819
Exxon Mobil Corp.	2.222%	3/1/21	26,185	26,344
Exxon Mobil Corp.	2.397%	3/6/22	3,550	3,569
Halliburton Co.	2.000%	8/1/18	2,050	2,051
Halliburton Co.	3.250%	11/15/21	2,806	2,874
Hess Corp.	8.125%	2/15/19	1,100	1,194
Husky Energy Inc.	7.250%	12/15/19	1,408	1,566
Husky Energy Inc.	3.950%	4/15/22	625	649
Kinder Morgan Energy Partners LP	2.650%	2/1/19	17,577	17,702
Kinder Morgan Energy Partners LP	9.000%	2/1/19	270	298

28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	6.850%	2/15/20	3,850	4,257
Kinder Morgan Energy Partners LP	6.500%	4/1/20	15,115	16,557
Kinder Morgan Energy Partners LP	5.300%	9/15/20	200	216
Kinder Morgan Energy Partners LP	3.500%	3/1/21	5,415	5,508
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,300	2,524
Kinder Morgan Energy Partners LP	5.000%	10/1/21	5,250	5,641
Kinder Morgan Inc.	3.050%	12/1/19	4,044	4,110
Kinder Morgan Inc.	6.500%	9/15/20	2,225	2,470
Magellan Midstream Partners LP	6.550%	7/15/19	960	1,042
Marathon Oil Corp.	2.700%	6/1/20	7,900	7,831
Marathon Petroleum Corp.	2.700%	12/14/18	3,150	3,175
Marathon Petroleum Corp.	3.400%	12/15/20	5,050	5,194
Marathon Petroleum Corp.	5.125%	3/1/21	9,959	10,790
Nabors Industries Inc.	6.150%	2/15/18	4,951	5,056
Nabors Industries Inc.	9.250%	1/15/19	925	994
Nabors Industries Inc.	5.000%	9/15/20	2,395	2,392
National Fuel Gas Co.	4.900%	12/1/21	2,125	2,236
Noble Energy Inc.	8.250%	3/1/19	6,695	7,353
Noble Energy Inc.	5.625%	5/1/21	950	977
Noble Energy Inc.	4.150%	12/15/21	3,755	3,954
Occidental Petroleum Corp.	4.100%	2/1/21	10,734	11,435
Occidental Petroleum Corp.	3.125%	2/15/22	7,175	7,366
ONEOK Partners LP	3.200%	9/15/18	1,625	1,644
ONEOK Partners LP	8.625%	3/1/19	2,400	2,636
ONEOK Partners LP	3.800%	3/15/20	250	256
Phillips 66	4.300%	4/1/22	15,565	16,709
Phillips 66 Partners LP	2.646%	2/15/20	1,600	1,606
Pioneer Natural Resources Co.	7.500%	1/15/20	4,000	4,495
Pioneer Natural Resources Co.	3.450%	1/15/21	3,885	3,992
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,250	2,502
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	4,530	4,542
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	7,110	7,663
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,975	5,313
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	4,415	4,763
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	7,884	8,702
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	4,425	4,845
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	2,150	2,166
Sabine Pass Liquefaction LLC	5.625%	2/1/21	24,405	26,571
Sabine Pass Liquefaction LLC	6.250%	3/15/22	7,740	8,756
Shell International Finance BV	1.900%	8/10/18	3,675	3,685
Shell International Finance BV	1.625%	11/10/18	6,300	6,290
Shell International Finance BV	2.000%	11/15/18	10,000	10,034
Shell International Finance BV	1.375%	5/10/19	12,250	12,169
Shell International Finance BV	1.375%	9/12/19	14,500	14,347
Shell International Finance BV	4.300%	9/22/19	15,250	16,042
Shell International Finance BV	2.125%	5/11/20	26,747	26,862
Shell International Finance BV	2.250%	11/10/20	9,708	9,724
Shell International Finance BV	1.875%	5/10/21	8,350	8,248
Shell International Finance BV	1.750%	9/12/21	10,000	9,802
Spectra Energy Capital LLC	8.000%	10/1/19	675	755
Spectra Energy Partners LP	2.950%	9/25/18	2,228	2,253
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	8,800	9,245
Total Capital International SA	2.125%	1/10/19	9,675	9,734
Total Capital International SA	2.100%	6/19/19	9,850	9,910
Total Capital International SA	2.750%	6/19/21	1,975	2,015
Total Capital International SA	2.875%	2/17/22	7,785	7,924
Total Capital SA	2.125%	8/10/18	7,271	7,316
Total Capital SA	4.450%	6/24/20	8,600	9,186
Total Capital SA	4.125%	1/28/21	2,975	3,170
Total Capital SA	4.250%	12/15/21	7,135	7,682
TransCanada PipeLines Ltd.	6.500%	8/15/18	6,500	6,832
TransCanada PipeLines Ltd.	3.125%	1/15/19	6,285	6,397

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	7.125%	1/15/19	2,931	3,146
	TransCanada PipeLines Ltd.	3.800%	10/1/20	300	315
	Valero Energy Corp.	9.375%	3/15/19	3,950	4,417
	Valero Energy Corp.	6.125%	2/1/20	2,418	2,649
	Western Gas Partners LP	2.600%	8/15/18	4,420	4,430
	Western Gas Partners LP	5.375%	6/1/21	4,800	5,153
	Williams Partners LP	5.250%	3/15/20	20,210	21,746
	Williams Partners LP	4.125%	11/15/20	2,400	2,508
	Williams Partners LP	4.000%	11/15/21	7,406	7,701
	Williams Partners LP	3.600%	3/15/22	3,125	3,187
	Other Industrial (0.0%)
	Cintas Corp. No 2	2.900%	4/1/22	1,750	1,777
	Yale University Connecticut GO	2.086%	4/15/19	3,550	3,577
	Technology (2.4%)
	Adobe Systems Inc.	4.750%	2/1/20	6,475	6,948
	Alphabet Inc.	3.625%	5/19/21	3,677	3,897
	Altera Corp.	2.500%	11/15/18	15,555	15,754
	Amphenol Corp.	2.550%	1/30/19	8,435	8,508
	Amphenol Corp.	2.200%	4/1/20	5,490	5,502
	Analog Devices Inc.	2.500%	12/5/21	3,160	3,160
	Apple Inc.	1.550%	2/8/19	5,150	5,152
	Apple Inc.	1.700%	2/22/19	5,255	5,270
	Apple Inc.	2.100%	5/6/19	15,186	15,335
	Apple Inc.	1.100%	8/2/19	11,025	10,898
	Apple Inc.	1.550%	2/7/20	19,189	19,080
	Apple Inc.	1.900%	2/7/20	7,500	7,512
	Apple Inc.	2.000%	5/6/20	17,045	17,113
	Apple Inc.	1.800%	5/11/20	7,420	7,417
	Apple Inc.	2.250%	2/23/21	18,490	18,607
	Apple Inc.	2.850%	5/6/21	16,667	17,138
	Apple Inc.	1.550%	8/4/21	14,199	13,858
	Apple Inc.	2.150%	2/9/22	8,267	8,214
	Apple Inc.	2.500%	2/9/22	15,235	15,355
	Apple Inc.	2.300%	5/11/22	12,000	11,979
	Applied Materials Inc.	2.625%	10/1/20	5,855	5,956
	Applied Materials Inc.	4.300%	6/15/21	3,700	3,992
	Arrow Electronics Inc.	3.500%	4/1/22	2,500	2,554
	Autodesk Inc.	3.125%	6/15/20	1,975	1,982
	Avnet Inc.	3.750%	12/1/21	4,400	4,470
	Baidu Inc.	3.250%	8/6/18	5,955	6,022
	Baidu Inc.	2.750%	6/9/19	7,300	7,354
	Baidu Inc.	3.000%	6/30/20	4,600	4,663
	Baidu Inc.	2.875%	7/6/22	3,500	3,478
5	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	22,045	22,073
5	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	25,795	26,053
	CA Inc.	5.375%	12/1/19	4,025	4,225
	CA Inc.	3.600%	8/1/20	4,325	4,392
	Cisco Systems Inc.	4.950%	2/15/19	12,197	12,834
	Cisco Systems Inc.	1.600%	2/28/19	5,375	5,375
	Cisco Systems Inc.	2.125%	3/1/19	23,580	23,771
	Cisco Systems Inc.	1.400%	9/20/19	4,847	4,813
	Cisco Systems Inc.	4.450%	1/15/20	16,044	17,083
	Cisco Systems Inc.	2.450%	6/15/20	19,869	20,172
	Cisco Systems Inc.	2.200%	2/28/21	9,435	9,483
	Cisco Systems Inc.	2.900%	3/4/21	3,195	3,271
	Cisco Systems Inc.	1.850%	9/20/21	15,977	15,767
	Cisco Systems Inc.	3.000%	6/15/22	2,575	2,648
	Corning Inc.	6.625%	5/15/19	5,090	5,518
	Corning Inc.	4.250%	8/15/20	907	955
5	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	29,635	30,329
5	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	38,558	40,625
5	Everett Spinco Inc.	2.875%	3/27/20	4,000	4,051
	Fidelity National Information Services Inc.	2.850%	10/15/18	5,980	6,046

30

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fidelity National Information Services Inc.	3.625%	10/15/20	13,216	13,844
Fidelity National Information Services Inc.	2.250%	8/15/21	14,020	13,868
Fiserv Inc.	2.700%	6/1/20	3,175	3,212
Fiserv Inc.	4.625%	10/1/20	3,023	3,235
Flex Ltd.	4.625%	2/15/20	3,400	3,544
Hewlett Packard Enterprise Co.	2.850%	10/5/18	20,073	20,298
Hewlett Packard Enterprise Co.	3.600%	10/15/20	28,045	28,915
HP Inc.	3.750%	12/1/20	650	678
HP Inc.	4.375%	9/15/21	21,300	22,654
HP Inc.	4.650%	12/9/21	10,758	11,577
Intel Corp.	1.850%	5/11/20	3,200	3,199
Intel Corp.	2.450%	7/29/20	3,930	3,993
Intel Corp.	1.700%	5/19/21	3,600	3,559
Intel Corp.	3.300%	10/1/21	11,301	11,797
Intel Corp.	2.350%	5/11/22	5,500	5,508
International Business Machines Corp.	7.625%	10/15/18	7,547	8,103
International Business Machines Corp.	1.950%	2/12/19	13,675	13,760
International Business Machines Corp.	1.875%	5/15/19	400	401
International Business Machines Corp.	1.800%	5/17/19	21,360	21,401
International Business Machines Corp.	8.375%	11/1/19	350	402
International Business Machines Corp.	1.900%	1/27/20	6,500	6,507
International Business Machines Corp.	1.625%	5/15/20	2,446	2,425
International Business Machines Corp.	2.250%	2/19/21	7,000	7,017
International Business Machines Corp.	2.900%	11/1/21	175	179
International Business Machines Corp.	2.500%	1/27/22	7,000	7,064
Jabil Circuit Inc.	5.625%	12/15/20	2,613	2,825
Juniper Networks Inc.	3.125%	2/26/19	2,890	2,940
Juniper Networks Inc.	3.300%	6/15/20	1,550	1,589
Juniper Networks Inc.	4.600%	3/15/21	1,625	1,730
Keysight Technologies Inc.	3.300%	10/30/19	3,200	3,260
KLA-Tencor Corp.	3.375%	11/1/19	1,675	1,722
KLA-Tencor Corp.	4.125%	11/1/21	2,851	3,016
Lam Research Corp.	2.750%	3/15/20	3,610	3,638
Lam Research Corp.	2.800%	6/15/21	5,810	5,893
Maxim Integrated Products Inc.	2.500%	11/15/18	4,243	4,279
Microsoft Corp.	1.300%	11/3/18	14,513	14,482
Microsoft Corp.	1.625%	12/6/18	16	16
Microsoft Corp.	4.200%	6/1/19	9,475	9,930
Microsoft Corp.	1.100%	8/8/19	24,050	23,767
Microsoft Corp.	1.850%	2/6/20	5,831	5,841
Microsoft Corp.	1.850%	2/12/20	16,800	16,811
Microsoft Corp.	3.000%	10/1/20	5,700	5,908
Microsoft Corp.	2.000%	11/3/20	20,590	20,646
Microsoft Corp.	4.000%	2/8/21	260	278
Microsoft Corp.	1.550%	8/8/21	29,053	28,398
Microsoft Corp.	2.400%	2/6/22	13,425	13,548
Microsoft Corp.	2.375%	2/12/22	13,020	13,097
Motorola Solutions Inc.	3.500%	9/1/21	1,000	1,029
Motorola Solutions Inc.	3.750%	5/15/22	3,715	3,828
NetApp Inc.	3.375%	6/15/21	1,975	2,025
NVIDIA Corp.	2.200%	9/16/21	8,345	8,256
Oracle Corp.	2.375%	1/15/19	10,881	11,007
Oracle Corp.	5.000%	7/8/19	13,155	14,006
Oracle Corp.	2.250%	10/8/19	20,975	21,231
Oracle Corp.	3.875%	7/15/20	7,125	7,529
Oracle Corp.	2.800%	7/8/21	1,265	1,296
Oracle Corp.	1.900%	9/15/21	35,854	35,513
Oracle Corp.	2.500%	5/15/22	16,100	16,248
Pitney Bowes Inc.	6.250%	3/15/19	2,049	2,159
Pitney Bowes Inc.	3.375%	10/1/21	3,790	3,763
Pitney Bowes Inc.	3.875%	5/15/22	2,800	2,799
QUALCOMM Inc.	1.850%	5/20/19	9,365	9,386
QUALCOMM Inc.	2.100%	5/20/20	12,125	12,177
QUALCOMM Inc.	2.250%	5/20/20	10,922	10,996

31

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	QUALCOMM Inc.	3.000%	5/20/22	17,924	18,359
	Seagate HDD Cayman	3.750%	11/15/18	5,667	5,795
5	Seagate HDD Cayman	4.250%	3/1/22	5,700	5,807
	Tech Data Corp.	3.700%	2/15/22	4,010	4,090
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	3,054	3,111
	Texas Instruments Inc.	1.650%	8/3/19	3,710	3,711
	Texas Instruments Inc.	1.750%	5/1/20	100	100
	Texas Instruments Inc.	2.750%	3/12/21	3,700	3,780
	Texas Instruments Inc.	1.850%	5/15/22	3,660	3,585
	Total System Services Inc.	3.800%	4/1/21	12,750	13,259
	Tyco Electronics Group SA	2.350%	8/1/19	3,546	3,566
	Tyco Electronics Group SA	4.875%	1/15/21	5,727	6,167
	Verisk Analytics Inc.	5.800%	5/1/21	3,213	3,572
	Xerox Corp.	2.750%	3/15/19	11,000	11,080
	Xerox Corp.	5.625%	12/15/19	4,075	4,356
	Xerox Corp.	2.800%	5/15/20	2,725	2,730
	Xerox Corp.	4.500%	5/15/21	2,600	2,728
5	Xerox Corp.	4.070%	3/17/22	264	271
	Xilinx Inc.	2.125%	3/15/19	4,975	4,995
	Xilinx Inc.	3.000%	3/15/21	1,570	1,604
	Transportation (0.3%)
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	1,889	2,008
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	1,175	1,226
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,150	5,373
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,350	2,426
	Canadian National Railway Co.	5.550%	3/1/19	625	663
	Canadian National Railway Co.	2.850%	12/15/21	2,710	2,768
	Canadian Pacific Railway Co.	7.250%	5/15/19	6,780	7,403
	Canadian Pacific Railway Co.	9.450%	8/1/21	2,700	3,357
3	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	1,860	2,051
3	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,262	2,505
3	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,513	1,598
	CSX Corp.	3.700%	10/30/20	300	313
	CSX Corp.	4.250%	6/1/21	3,325	3,543
3	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,539	1,693
3	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,111	1,152
3	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	873	917
	Delta Air Lines Inc.	2.875%	3/13/20	6,830	6,915
	Delta Air Lines Inc.	3.625%	3/15/22	6,000	6,165
	FedEx Corp.	8.000%	1/15/19	1,730	1,886
	FedEx Corp.	2.300%	2/1/20	3,070	3,093
	JB Hunt Transport Services Inc.	2.400%	3/15/19	2,400	2,415
	Norfolk Southern Corp.	5.900%	6/15/19	2,625	2,823
	Norfolk Southern Corp.	3.250%	12/1/21	5,133	5,297
	Norfolk Southern Corp.	3.000%	4/1/22	6,467	6,608
3	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	920	1,019
	Ryder System Inc.	2.450%	11/15/18	7,925	7,970
	Ryder System Inc.	2.350%	2/26/19	4,135	4,148
	Ryder System Inc.	2.550%	6/1/19	850	859
	Ryder System Inc.	2.450%	9/3/19	3,165	3,188
	Ryder System Inc.	2.500%	5/11/20	3,800	3,811
	Ryder System Inc.	2.875%	9/1/20	1,800	1,823
	Ryder System Inc.	2.250%	9/1/21	1,500	1,483
	Southwest Airlines Co.	2.750%	11/6/19	4,600	4,671
	Southwest Airlines Co.	2.650%	11/5/20	1,670	1,690
	Union Pacific Corp.	5.700%	8/15/18	2,450	2,559
	Union Pacific Corp.	2.250%	2/15/19	3,602	3,636
	Union Pacific Corp.	1.800%	2/1/20	4,700	4,686
	Union Pacific Corp.	2.250%	6/19/20	7,400	7,453
	Union Pacific Corp.	4.000%	2/1/21	3,900	4,132
	United Parcel Service Inc.	5.125%	4/1/19	13,411	14,177
	United Parcel Service Inc.	3.125%	1/15/21	5,592	5,793

32

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value

	Coupon	Date	($000)	($000)
United Parcel Service Inc.	2.350%	5/16/22	6,000	6,014
				7,335,760
Utilities (1.2%)
Electric (1.1%)
Alabama Power Co.	2.450%	3/30/22	4,500	4,508
Ameren Corp.	2.700%	11/15/20	6,750	6,827
Appalachian Power Co.	4.600%	3/30/21	4,092	4,389
Arizona Public Service Co.	8.750%	3/1/19	2,535	2,813
Atlantic City Electric Co.	7.750%	11/15/18	1,550	1,670
Baltimore Gas & Electric Co.	3.500%	11/15/21	2,150	2,250
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,150	2,152
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,180	5,214
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,000	1,970
Cleveland Electric Illuminating Co.	8.875%	11/15/18	900	980
CMS Energy Corp.	8.750%	6/15/19	5,425	6,087
CMS Energy Corp.	6.250%	2/1/20	1,200	1,319
CMS Energy Corp.	5.050%	3/15/22	2,575	2,832
Commonwealth Edison Co.	2.150%	1/15/19	4,375	4,390
Commonwealth Edison Co.	4.000%	8/1/20	3,651	3,829
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,115
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	2,100	2,249
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,550	3,833
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	851	909
Consolidated Edison Inc.	2.000%	3/15/20	4,145	4,140
Consolidated Edison Inc.	2.000%	5/15/21	3,930	3,870
Constellation Energy Group Inc.	5.150%	12/1/20	3,035	3,255
Consumers Energy Co.	6.125%	3/15/19	2,750	2,941
Consumers Energy Co.	6.700%	9/15/19	400	440
Consumers Energy Co.	2.850%	5/15/22	1,250	1,274
Dominion Energy Inc.	1.875%	1/15/19	2,810	2,810
Dominion Energy Inc.	2.962%	7/1/19	7,200	7,297
Dominion Energy Inc.	1.600%	8/15/19	1,000	990
Dominion Energy Inc.	5.200%	8/15/19	1,650	1,756
Dominion Energy Inc.	2.500%	12/1/19	8,200	8,247
Dominion Energy Inc.	2.579%	7/1/20	4,500	4,521
Dominion Energy Inc.	4.450%	3/15/21	6,539	6,996
Dominion Energy Inc.	2.000%	8/15/21	300	294
Dominion Energy Inc.	2.750%	1/15/22	2,700	2,714
DTE Electric Co.	3.450%	10/1/20	1,855	1,925
DTE Energy Co.	1.500%	10/1/19	4,250	4,179
DTE Energy Co.	2.400%	12/1/19	3,150	3,164
Duke Energy Carolinas LLC	7.000%	11/15/18	2,065	2,204
Duke Energy Carolinas LLC	4.300%	6/15/20	3,300	3,516
Duke Energy Carolinas LLC	3.900%	6/15/21	2,600	2,756
Duke Energy Corp.	5.050%	9/15/19	3,250	3,447
Duke Energy Corp.	1.800%	9/1/21	5,080	4,951
Duke Energy Corp.	3.550%	9/15/21	4,500	4,686
Duke Energy Florida LLC	3.100%	8/15/21	2,000	2,054
Duke Energy Indiana LLC	3.750%	7/15/20	3,989	4,159
Duke Energy Ohio Inc.	5.450%	4/1/19	3,493	3,707
Duke Energy Progress Llc	5.300%	1/15/19	5,475	5,779
Duke Energy Progress Llc	3.000%	9/15/21	2,250	2,312
Duke Energy Progress Llc	2.800%	5/15/22	4,821	4,921
Edison International	2.125%	4/15/20	1,100	1,099
Emera US Finance LP	2.150%	6/15/19	4,265	4,262
Emera US Finance LP	2.700%	6/15/21	6,350	6,355
Entergy Corp.	5.125%	9/15/20	3,275	3,525
Entergy Corp.	4.000%	7/15/22	705	744
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	500	523
Entergy Texas Inc.	7.125%	2/1/19	4,435	4,766
Eversource Energy	4.500%	11/15/19	2,425	2,554
Eversource Energy	2.750%	3/15/22	185	186
Exelon Corp.	2.850%	6/15/20	6,186	6,284

33

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Exelon Corp.	2.450%	4/15/21	5,185	5,165
	Exelon Corp.	3.497%	6/1/22	1,475	1,512
	Exelon Generation Co. LLC	5.200%	10/1/19	2,900	3,085
	Exelon Generation Co. LLC	2.950%	1/15/20	7,960	8,087
	Exelon Generation Co. LLC	4.000%	10/1/20	775	807
	Exelon Generation Co. LLC	3.400%	3/15/22	3,600	3,671
	FirstEnergy Corp.	2.850%	7/15/22	2,100	2,093
5	Fortis Inc.	2.100%	10/4/21	7,543	7,384
	Georgia Power Co.	1.950%	12/1/18	8,785	8,794
	Georgia Power Co.	2.400%	4/1/21	6,200	6,272
	Georgia Power Co.	2.850%	5/15/22	1,000	1,009
	Great Plains Energy Inc.	2.500%	3/9/20	4,155	4,182
	Great Plains Energy Inc.	4.850%	6/1/21	4,700	5,004
	Great Plains Energy Inc.	3.150%	4/1/22	180	182
	Indiana Michigan Power Co.	7.000%	3/15/19	4,796	5,177
	Jersey Central Power & Light Co.	7.350%	2/1/19	75	81
	Kansas City Power & Light Co.	7.150%	4/1/19	5,200	5,649
	LG&E & KU Energy LLC	3.750%	11/15/20	6,270	6,545
	LG&E & KU Energy LLC	4.375%	10/1/21	25	26
	Metropolitan Edison Co.	7.700%	1/15/19	2,423	2,613
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	759	843
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,800	6,840
	National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	1,415	1,412
	National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	3,370	3,345
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	600	606
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	7,524	7,544
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	3,435	3,441
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,300	4,425
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	4,900	4,926
	Nevada Power Co.	6.500%	8/1/18	6,794	7,132
	Nevada Power Co.	7.125%	3/15/19	2,945	3,198
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	2,850	3,031
	NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	5,520	5,546
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	3,280	3,300
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	4,250	4,301
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,525	3,771
	Northern States Power Co.	2.200%	8/15/20	2,770	2,781
	NorthWestern Corp.	6.340%	4/1/19	2,000	2,144
	Ohio Power Co.	5.375%	10/1/21	575	640
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,215	1,283
	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	4,635	4,640
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,025	1,092
	Pacific Gas & Electric Co.	8.250%	10/15/18	2,625	2,828
	Pacific Gas & Electric Co.	3.500%	10/1/20	6,810	7,024
	Pacific Gas & Electric Co.	4.250%	5/15/21	2,940	3,131
	PacifiCorp	5.650%	7/15/18	6,053	6,294
	PacifiCorp	5.500%	1/15/19	5,765	6,073
	PacifiCorp	3.850%	6/15/21	2,710	2,865
	PacifiCorp	2.950%	2/1/22	5,632	5,749
	PECO Energy Co.	1.700%	9/15/21	2,145	2,093
	Pennsylvania Electric Co.	5.200%	4/1/20	1,550	1,633
	PG&E Corp.	2.400%	3/1/19	5,377	5,396
	Portland General Electric Co.	6.100%	4/15/19	2,855	3,061
	PPL Capital Funding Inc.	4.200%	6/15/22	25	27
	Progress Energy Inc.	7.050%	3/15/19	2,900	3,127
	Progress Energy Inc.	4.875%	12/1/19	2,736	2,892
	Progress Energy Inc.	4.400%	1/15/21	4,472	4,745
	PSEG Power LLC	5.125%	4/15/20	4,037	4,321
	PSEG Power LLC	3.000%	6/15/21	2,000	2,030
	Public Service Co. of Colorado	5.125%	6/1/19	2,925	3,096
	Public Service Co. of Colorado	3.200%	11/15/20	2,300	2,372
	Public Service Co. of Oklahoma	5.150%	12/1/19	1,725	1,830
	Public Service Electric & Gas Co.	2.300%	9/15/18	11,725	11,819
	Public Service Electric & Gas Co.	1.900%	3/15/21	2,931	2,897

34

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Public Service Enterprise Group Inc.	1.600%	11/15/19	4,300	4,249
	Puget Energy Inc.	6.500%	12/15/20	4,100	4,571
	San Diego Gas & Electric Co.	3.000%	8/15/21	2,597	2,670
	SCANA Corp.	4.750%	5/15/21	3,900	4,075
	SCANA Corp.	4.125%	2/1/22	790	805
	South Carolina Electric & Gas Co.	6.500%	11/1/18	813	860
	Southern California Edison Co.	5.500%	8/15/18	5,565	5,800
	Southern California Edison Co.	3.875%	6/1/21	3,750	3,955
3	Southern California Edison Co.	1.845%	2/1/22	2,932	2,898
	Southern California Edison Co.	2.400%	2/1/22	1,000	1,001
	Southern Co.	1.550%	7/1/18	3,775	3,765
	Southern Co.	2.450%	9/1/18	1,300	1,308
	Southern Co.	1.850%	7/1/19	6,260	6,218
	Southern Co.	2.150%	9/1/19	3,675	3,673
	Southern Co.	2.750%	6/15/20	4,850	4,908
	Southern Co.	2.350%	7/1/21	8,190	8,135
3	Southern Co.	5.500%	3/15/57	2,250	2,388
	Southern Power Co.	1.950%	12/15/19	6,100	6,052
	Southern Power Co.	2.375%	6/1/20	2,000	1,998
	Southern Power Co.	2.500%	12/15/21	3,500	3,468
	Southwestern Electric Power Co.	6.450%	1/15/19	3,772	4,016
	Tampa Electric Co.	5.400%	5/15/21	1,900	2,092
	TECO Finance Inc.	5.150%	3/15/20	4,325	4,588
	Union Electric Co.	6.700%	2/1/19	2,025	2,174
	Virginia Electric & Power Co.	2.950%	1/15/22	5,445	5,562
	WEC Energy Group Inc.	2.450%	6/15/20	2,618	2,635
	Wisconsin Electric Power Co.	2.950%	9/15/21	1,075	1,101
	Wisconsin Public Service Corp.	1.650%	12/4/18	6,850	6,831
	Xcel Energy Inc.	4.700%	5/15/20	5,335	5,653
	Xcel Energy Inc.	2.400%	3/15/21	8,050	8,065
	Xcel Energy Inc.	2.600%	3/15/22	2,200	2,215
	Natural Gas (0.1%)
	Atmos Energy Corp.	8.500%	3/15/19	108	119
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,200	3,361
	NiSource Finance Corp.	6.800%	1/15/19	342	365
	NiSource Finance Corp.	5.450%	9/15/20	300	327
	ONE Gas Inc.	2.070%	2/1/19	5,851	5,856
	Sempra Energy	9.800%	2/15/19	3,586	4,024
	Sempra Energy	1.625%	10/7/19	6,775	6,714
	Sempra Energy	2.400%	3/15/20	3,118	3,130
	Sempra Energy	2.850%	11/15/20	3,600	3,654
	Southern Co. Gas Capital Corp.	5.250%	8/15/19	225	239
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	2,125	2,183

					583,522

Total Corporate Bonds (Cost $13,363,097)					13,417,845

Sovereign Bonds (8.0%)
	African Development Bank	1.625%	10/2/18	10,300	10,310
	African Development Bank	1.000%	11/2/18	4,250	4,222
	African Development Bank	1.375%	12/17/18	2,000	1,997
	African Development Bank	1.125%	3/4/19	5,600	5,563
	African Development Bank	1.000%	5/15/19	2,000	1,979
	African Development Bank	1.375%	2/12/20	4,650	4,612
	African Development Bank	1.875%	3/16/20	15,300	15,367
	African Development Bank	1.250%	7/26/21	12,610	12,263
	African Development Bank	2.375%	9/23/21	8,000	8,119
	Agricultural Bank of China Ltd. (New York)	2.750%	5/21/20	2,100	2,102
	Asian Development Bank	0.750%	7/28/17	24,070	24,068
	Asian Development Bank	5.593%	7/16/18	6,380	6,627
	Asian Development Bank	1.750%	9/11/18	9,790	9,824
	Asian Development Bank	1.500%	9/28/18	650	651
	Asian Development Bank	0.875%	10/5/18	500	496
	Asian Development Bank	1.875%	10/23/18	4,260	4,280

35

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Asian Development Bank	1.375%	1/15/19	18,275	18,247
	Asian Development Bank	1.750%	3/21/19	13,200	13,245
	Asian Development Bank	1.875%	4/12/19	6,400	6,438
	Asian Development Bank	1.000%	8/16/19	5,800	5,730
	Asian Development Bank	1.750%	1/10/20	15,500	15,547
	Asian Development Bank	1.500%	1/22/20	16,440	16,387
	Asian Development Bank	1.375%	3/23/20	11,500	11,405
	Asian Development Bank	1.625%	5/5/20	27,395	27,361
	Asian Development Bank	1.625%	8/26/20	13,220	13,157
	Asian Development Bank	1.625%	3/16/21	22,350	22,156
	Asian Development Bank	1.750%	6/8/21	22,575	22,424
	Asian Development Bank	2.125%	11/24/21	7,300	7,345
	Asian Development Bank	2.000%	2/16/22	20,950	20,946
	Asian Development Bank	1.875%	2/18/22	23,250	23,100
5	Bank of England	1.250%	3/14/19	5,500	5,470
	Canada	1.625%	2/27/19	26,845	26,806
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	7,625	7,651
	Corp. Andina de Fomento	1.500%	8/8/17	15,500	15,500
	Corp. Andina de Fomento	2.000%	5/10/19	5,000	5,005
	Corp. Andina de Fomento	8.125%	6/4/19	9,855	10,945
	Corp. Andina de Fomento	2.125%	9/27/21	2,380	2,356
	Corp. Andina de Fomento	4.375%	6/15/22	12,595	13,599
	Council Of Europe Development Bank	1.000%	2/4/19	190	188
	Council Of Europe Development Bank	1.500%	5/17/19	15,100	15,082
	Council Of Europe Development Bank	1.750%	11/14/19	2,020	2,024
	Council Of Europe Development Bank	1.625%	3/10/20	10,430	10,396
	Council Of Europe Development Bank	1.625%	3/16/21	5,600	5,530
	Ecopetrol SA	4.250%	9/18/18	4,400	4,499
	Ecopetrol SA	7.625%	7/23/19	10,180	11,245
	European Bank for Reconstruction & Development	1.000%	9/17/18	18,850	18,751
	European Bank for Reconstruction & Development	1.625%	11/15/18	10,135	10,158
	European Bank for Reconstruction & Development	1.750%	6/14/19	6,825	6,838
	European Bank for Reconstruction & Development	0.875%	7/22/19	17,800	17,522
	European Bank for Reconstruction & Development	1.750%	11/26/19	8,500	8,515
	European Bank for Reconstruction & Development	1.500%	3/16/20	7,650	7,606
	European Bank for Reconstruction & Development	2.000%	2/1/21	9,950	9,963
	European Bank for Reconstruction & Development	1.500%	11/2/21	9,750	9,535
	European Bank for Reconstruction & Development	1.875%	2/23/22	8,775	8,696
	European Investment Bank	1.000%	8/17/17	30,950	30,951
	European Investment Bank	1.125%	8/15/18	19,350	19,277
	European Investment Bank	1.625%	12/18/18	13,500	13,530
	European Investment Bank	1.875%	3/15/19	44,020	44,281
	European Investment Bank	1.250%	5/15/19	15,825	15,740
	European Investment Bank	1.750%	6/17/19	47,900	48,052
	European Investment Bank	1.125%	8/15/19	54,500	53,990
	European Investment Bank	1.250%	12/16/19	25,000	24,768
	European Investment Bank	1.625%	3/16/20	12,650	12,624
	European Investment Bank	1.750%	5/15/20	10,000	9,992
	European Investment Bank	1.375%	6/15/20	26,730	26,437
	European Investment Bank	1.625%	8/14/20	2,800	2,788
	European Investment Bank	2.875%	9/15/20	3,200	3,305
	European Investment Bank	1.625%	12/15/20	23,115	22,945
	European Investment Bank	4.000%	2/16/21	13,270	14,233
	European Investment Bank	2.000%	3/15/21	33,400	33,527
	European Investment Bank	2.500%	4/15/21	25,925	26,444
	European Investment Bank	1.625%	6/15/21	42,000	41,475
	European Investment Bank	1.375%	9/15/21	16,125	15,725
	European Investment Bank	2.125%	10/15/21	22,150	22,258
	European Investment Bank	2.250%	3/15/22	25,000	25,213
	European Investment Bank	2.375%	6/15/22	45,050	45,607
	Export Development Canada	1.500%	10/3/18	3,800	3,793
	Export Development Canada	1.000%	11/1/18	6,400	6,354
	Export Development Canada	1.250%	2/4/19	5,200	5,173
5	Export Development Canada	1.500%	4/4/19	1,300	1,296

36

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Export Development Canada	1.750%	8/19/19	6,800	6,791
	Export Development Canada	1.000%	9/13/19	500	492
6	Export Development Canada	1.625%	12/3/19	12,450	12,397
6	Export Development Canada	1.625%	1/17/20	2,600	2,592
	Export Development Canada	1.625%	6/1/20	3,000	2,992
	Export Development Canada	1.500%	5/26/21	18,550	18,172
	Export Development Canada	1.375%	10/21/21	14,700	14,278
	Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,246
	Export-Import Bank of Korea	2.875%	9/17/18	9,900	9,996
	Export-Import Bank of Korea	1.750%	5/26/19	2,750	2,728
	Export-Import Bank of Korea	2.375%	8/12/19	2,900	2,910
	Export-Import Bank of Korea	1.500%	10/21/19	9,400	9,255
	Export-Import Bank of Korea	2.250%	1/21/20	750	747
	Export-Import Bank of Korea	5.125%	6/29/20	6,400	6,882
	Export-Import Bank of Korea	2.625%	12/30/20	6,000	6,015
	Export-Import Bank of Korea	4.000%	1/29/21	12,484	13,071
	Export-Import Bank of Korea	2.125%	2/11/21	4,800	4,716
	Export-Import Bank of Korea	2.500%	5/10/21	3,000	2,984
	Export-Import Bank of Korea	4.375%	9/15/21	9,300	9,921
	Export-Import Bank of Korea	1.875%	10/21/21	8,000	7,735
	Export-Import Bank of Korea	5.000%	4/11/22	5,850	6,431
	FMS Wertmanagement AoeR	1.250%	7/30/18	9,700	9,668
	FMS Wertmanagement AoeR	1.625%	11/20/18	15,200	15,235
	FMS Wertmanagement AoeR	1.000%	8/16/19	22,000	21,709
7	FMS Wertmanagement AoeR	1.750%	1/24/20	15,000	14,963
	FMS Wertmanagement AoeR	1.750%	3/17/20	8,500	8,502
	FMS Wertmanagement AoeR	1.375%	6/8/21	2,000	1,955
	Hydro-Quebec	9.400%	2/1/21	2,025	2,478
	Hydro-Quebec	8.400%	1/15/22	4,825	5,932
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	8,900	8,919
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	6,500	6,611
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	5,000	4,954
	Inter-American Development Bank	1.750%	8/24/18	17,425	17,490
	Inter-American Development Bank	1.125%	8/28/18	9,215	9,180
	Inter-American Development Bank	4.250%	9/10/18	2,790	2,880
	Inter-American Development Bank	1.000%	5/13/19	15,450	15,309
	Inter-American Development Bank	1.125%	9/12/19	6,600	6,538
	Inter-American Development Bank	3.875%	9/17/19	10,500	11,005
	Inter-American Development Bank	1.750%	10/15/19	18,250	18,306
	Inter-American Development Bank	3.875%	2/14/20	7,185	7,584
	Inter-American Development Bank	1.625%	5/12/20	41,350	41,208
	Inter-American Development Bank	1.875%	6/16/20	34,220	34,358
	Inter-American Development Bank	2.125%	11/9/20	14,500	14,647
	Inter-American Development Bank	1.875%	3/15/21	23,941	23,942
	Inter-American Development Bank	2.125%	1/18/22	37,000	37,224
	Inter-American Development Bank	1.750%	4/14/22	24,995	24,676
	International Bank for Reconstruction & Development	0.875%	7/19/18	40,290	40,087
	International Bank for Reconstruction & Development	1.000%	10/5/18	23,150	23,029
	International Bank for Reconstruction & Development	1.875%	3/15/19	31,000	31,184
	International Bank for Reconstruction & Development	1.250%	7/26/19	30,800	30,628
	International Bank for Reconstruction & Development	0.875%	8/15/19	43,500	42,875
	International Bank for Reconstruction & Development	1.875%	10/7/19	27,425	27,578
	International Bank for Reconstruction & Development	1.125%	11/27/19	30,000	29,652
	International Bank for Reconstruction & Development	1.375%	3/30/20	18,000	17,851
	International Bank for Reconstruction & Development	1.875%	4/21/20	72,970	73,201
	International Bank for Reconstruction & Development	1.125%	8/10/20	1,000	982
	International Bank for Reconstruction & Development	2.125%	11/1/20	16,000	16,163
	International Bank for Reconstruction & Development	1.625%	3/9/21	15,325	15,211
	International Bank for Reconstruction & Development	1.375%	5/24/21	23,000	22,598
	International Bank for Reconstruction & Development	2.250%	6/24/21	22,925	23,240
	International Bank for Reconstruction & Development	1.375%	9/20/21	31,600	30,853
	International Bank for Reconstruction & Development	2.000%	1/26/22	32,000	31,994
	International Bank for Reconstruction & Development	1.625%	2/10/22	30,900	30,392
	International Finance Corp.	1.250%	7/16/18	3,525	3,520

37

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Finance Corp.	1.750%	9/4/18	28,435	28,531
	International Finance Corp.	1.750%	9/16/19	13,425	13,484
	International Finance Corp.	1.750%	3/30/20	23,685	23,679
	International Finance Corp.	1.625%	7/16/20	17,305	17,263
	International Finance Corp.	1.125%	7/20/21	1,000	969
8	Japan Bank for International Cooperation	1.750%	7/31/18	15,700	15,694
8	Japan Bank for International Cooperation	1.750%	11/13/18	12,500	12,478
8	Japan Bank for International Cooperation	2.125%	2/7/19	8,050	8,076
8	Japan Bank for International Cooperation	1.750%	5/29/19	11,950	11,897
8	Japan Bank for International Cooperation	2.250%	2/24/20	1,000	1,000
8	Japan Bank for International Cooperation	1.750%	5/28/20	19,250	19,014
8	Japan Bank for International Cooperation	2.125%	6/1/20	12,000	11,975
8	Japan Bank for International Cooperation	1.875%	4/20/21	4,750	4,665
8	Japan Bank for International Cooperation	1.500%	7/21/21	15,700	15,148
8	Japan Bank for International Cooperation	2.000%	11/4/21	14,675	14,394
8	Japan Bank for International Cooperation	2.500%	6/1/22	10,825	10,816
8	Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,314
7	KFW	4.500%	7/16/18	13,075	13,481
7	KFW	1.125%	8/6/18	43,525	43,408
7	KFW	1.000%	9/7/18	18,000	17,905
7	KFW	1.125%	11/16/18	18,750	18,652
7	KFW	1.375%	12/14/18	7,125	7,116
7	KFW	1.500%	2/6/19	35,850	35,834
7	KFW	1.875%	4/1/19	18,220	18,324
7	KFW	4.875%	6/17/19	19,620	20,859
7	KFW	1.000%	7/15/19	34,000	33,613
7	KFW	1.250%	9/30/19	8,250	8,182
7	KFW	1.750%	10/15/19	11,500	11,533
7	KFW	4.000%	1/27/20	23,475	24,804
7	KFW	1.750%	3/31/20	6,850	6,823
7	KFW	1.500%	4/20/20	48,350	48,063
7	KFW	1.625%	5/29/20	30,005	29,909
7	KFW	1.875%	6/30/20	29,450	29,524
7	KFW	2.750%	9/8/20	23,475	24,153
7	KFW	2.750%	10/1/20	12,650	13,015
7	KFW	1.875%	11/30/20	1,625	1,621
7	KFW	1.625%	3/15/21	23,650	23,412
7	KFW	1.500%	6/15/21	39,625	38,969
7	KFW	2.375%	8/25/21	18,000	18,289
7	KFW	2.000%	11/30/21	58,000	57,979
7	KFW	2.625%	1/25/22	34,780	35,678
7	KFW	2.125%	3/7/22	36,625	36,732
7	KFW	2.125%	6/15/22	65,250	65,390
	Korea Development Bank	2.875%	8/22/18	1,000	1,010
	Korea Development Bank	3.000%	3/17/19	9,800	9,944
	Korea Development Bank	2.500%	1/13/21	9,500	9,450
	Korea Development Bank	4.625%	11/16/21	5,850	6,308
	Korea Development Bank	2.625%	2/27/22	11,600	11,563
7	Landwirtschaftliche Rentenbank	1.875%	9/17/18	11,200	11,253
7	Landwirtschaftliche Rentenbank	1.750%	4/15/19	5,925	5,945
7	Landwirtschaftliche Rentenbank	1.375%	10/23/19	5,225	5,197
7	Landwirtschaftliche Rentenbank	2.250%	10/1/21	4,650	4,693
7	Landwirtschaftliche Rentenbank	2.000%	12/6/21	10,700	10,678
	Nexen Energy ULC	6.200%	7/30/19	3,510	3,749
	Nordic Investment Bank	0.875%	9/27/18	1,000	993
	Nordic Investment Bank	1.125%	2/25/19	9,250	9,189
	Nordic Investment Bank	1.875%	6/14/19	3,900	3,922
	Nordic Investment Bank	1.500%	9/29/20	8,000	7,912
	Nordic Investment Bank	1.250%	8/2/21	6,600	6,413
	Nordic Investment Bank	2.125%	2/1/22	8,000	8,048
	North American Development Bank	2.300%	10/10/18	2,700	2,716
	North American Development Bank	4.375%	2/11/20	675	711
9	Oesterreichische Kontrollbank AG	1.625%	3/12/19	6,500	6,498
9	Oesterreichische Kontrollbank AG	1.125%	4/26/19	17,800	17,639

38

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
9	Oesterreichische Kontrollbank AG	1.750%	1/24/20	10,500	10,505
9	Oesterreichische Kontrollbank AG	1.375%	2/10/20	9,060	8,963
9	Oesterreichische Kontrollbank AG	1.500%	10/21/20	5,235	5,170
9	Oesterreichische Kontrollbank AG	1.875%	1/20/21	10,300	10,271
	Petroleos Mexicanos	3.500%	7/18/18	11,765	11,893
	Petroleos Mexicanos	3.125%	1/23/19	3,520	3,556
	Petroleos Mexicanos	5.500%	2/4/19	10,000	10,442
	Petroleos Mexicanos	6.000%	3/5/20	5,050	5,396
	Petroleos Mexicanos	3.500%	7/23/20	11,200	11,310
	Petroleos Mexicanos	5.500%	1/21/21	14,610	15,416
	Petroleos Mexicanos	6.375%	2/4/21	22,180	24,013
	Petroleos Mexicanos	4.875%	1/24/22	11,575	11,954
5	Petroleos Mexicanos	5.375%	3/13/22	7,330	7,728
	Province of Alberta	1.900%	12/6/19	19,175	19,126
	Province of Manitoba	1.750%	5/30/19	5,725	5,715
	Province of Manitoba	9.250%	4/1/20	1,500	1,783
	Province of Manitoba	2.050%	11/30/20	9,700	9,688
	Province of Ontario	2.000%	9/27/18	7,150	7,162
	Province of Ontario	1.625%	1/18/19	34,600	34,459
	Province of Ontario	2.000%	1/30/19	19,005	19,030
	Province of Ontario	1.250%	6/17/19	13,250	13,080
	Province of Ontario	1.650%	9/27/19	16,825	16,706
	Province of Ontario	4.000%	10/7/19	11,850	12,370
	Province of Ontario	4.400%	4/14/20	2,675	2,838
	Province of Ontario	1.875%	5/21/20	8,075	8,020
	Province of Ontario	2.500%	9/10/21	13,500	13,694
	Province of Ontario	2.400%	2/8/22	9,000	9,036
	Province of Ontario	2.250%	5/18/22	32,000	32,002
	Province of Ontario	2.450%	6/29/22	12,150	12,140
	Province of Quebec	3.500%	7/29/20	3,713	3,852
	Province of Quebec	2.750%	8/25/21	22,125	22,473
	Province of Quebec	2.375%	1/31/22	15,000	15,033
	Republic of Chile	3.875%	8/5/20	7,623	8,039
	Republic of Chile	3.250%	9/14/21	5,900	6,109
	Republic of Colombia	7.375%	3/18/19	8,435	9,207
	Republic of Colombia	11.750%	2/25/20	2,840	3,526
	Republic of Colombia	4.375%	7/12/21	21,417	22,798
	Republic of Hungary	4.000%	3/25/19	1,340	1,384
	Republic of Hungary	6.250%	1/29/20	15,389	16,851
	Republic of Hungary	6.375%	3/29/21	35,195	39,594
	Republic of Korea	7.125%	4/16/19	15,350	16,746
	Republic of Panama	5.200%	1/30/20	15,275	16,497
	Republic of Peru	7.125%	3/30/19	950	1,040
	Republic of Poland	6.375%	7/15/19	31,188	33,904
	Republic of Poland	5.125%	4/21/21	11,965	13,176
	Republic of Poland	5.000%	3/23/22	28,621	31,805
	Republic of the Philippines	9.875%	1/15/19	6,650	7,479
	Republic of the Philippines	8.375%	6/17/19	11,575	13,036
	Republic of the Philippines	4.000%	1/15/21	2,550	2,719
	State of Israel	5.125%	3/26/19	13,605	14,369
	State of Israel	4.000%	6/30/22	11,475	12,283
	Statoil ASA	1.950%	11/8/18	2,525	2,533
	Statoil ASA	5.250%	4/15/19	10,310	10,925
	Statoil ASA	2.250%	11/8/19	9,747	9,803
	Statoil ASA	2.900%	11/8/20	6,775	6,921
	Statoil ASA	2.750%	11/10/21	3,000	3,038
	Statoil ASA	3.150%	1/23/22	8,345	8,574
	Svensk Exportkredit AB	1.250%	4/12/19	15,500	15,395
	Svensk Exportkredit AB	1.875%	6/17/19	13,100	13,156
	Svensk Exportkredit AB	1.125%	8/28/19	7,700	7,598
	Svensk Exportkredit AB	1.750%	5/18/20	11,470	11,464
	Svensk Exportkredit AB	1.875%	6/23/20	9,750	9,763
	Svensk Exportkredit AB	1.750%	3/10/21	8,500	8,425
	United Mexican States	5.125%	1/15/20	11,321	12,270

39

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Mexican States	3.500%	1/21/21	13,804	14,355
	United Mexican States	3.625%	3/15/22	20,225	20,973

Total Sovereign Bonds (Cost $4,010,327)					4,003,363

Taxable Municipal Bonds (0.1%)
	California GO	6.200%	3/1/19	500	537
	California GO	6.200%	10/1/19	3,725	4,076
	California GO	5.700%	11/1/21	5,330	6,068
	California GO	2.367%	4/1/22	1,000	1,003
	Dartmouth College New Hampshire GO	4.750%	6/1/19	544	576
	Emory University Georgia GO	5.625%	9/1/19	1,605	1,715
	Energy Northwest Washington Electric Revenue
	(Columbia Generating Station)	2.197%	7/1/19	1,650	1,662
	Florida Board of Administration Finance Corp Revenue	2.163%	7/1/19	7,000	7,043
	Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	4,500	4,527
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	6,995	7,149
	Illinois GO	5.877%	3/1/19	3,980	4,132
	Massachusetts GO	4.200%	12/1/21	2,500	2,666
10	New Jersey Economic Development Authority Lease
	Revenue	0.000%	2/15/22	5,000	4,246
10	New Jersey Economic Development Authority
	Revenue	0.000%	2/15/20	1,350	1,259
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	1,545	1,542
	Princeton University New Jersey GO	4.950%	3/1/19	5,720	6,028
	Stanford University California GO	4.750%	5/1/19	1,150	1,215
	University of California Revenue	1.796%	7/1/19	5,220	5,239

Total Taxable Municipal Bonds (Cost $60,585)					60,683

				Shares

Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
11	Vanguard Market Liquidity Fund (Cost $395,851)	1.181%		3,957,896	395,869

Total Investments (100.0%) (Cost $49,997,673)					49,880,673
Other Assets and Liabilities—Net (0.0%)					5,191
Net Assets (100%)					49,885,864

1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was
$227,094,000, representing 0.5% of net assets.
6 Guaranteed by the Government of Canada.
7 Guaranteed by the Federal Republic of Germany.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Republic of Austria.
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (51.9%)
U.S. Government Securities (51.0%)
	United States Treasury Note/Bond	3.625%	2/15/21	20,615	22,016
	United States Treasury Note/Bond	3.125%	5/15/21	3,573	3,758
	United States Treasury Note/Bond	1.875%	5/31/22	144,895	144,872
	United States Treasury Note/Bond	2.000%	7/31/22	201,200	202,112
	United States Treasury Note/Bond	1.625%	8/15/22	203,017	200,258
	United States Treasury Note/Bond	7.250%	8/15/22	2,500	3,147
	United States Treasury Note/Bond	1.875%	8/31/22	251,564	251,053
	United States Treasury Note/Bond	1.750%	9/30/22	131,085	129,876
	United States Treasury Note/Bond	1.875%	10/31/22	76,915	76,627
	United States Treasury Note/Bond	1.625%	11/15/22	293,185	288,236
	United States Treasury Note/Bond	2.000%	11/30/22	539,985	541,081
	United States Treasury Note/Bond	2.125%	12/31/22	100,274	101,057
	United States Treasury Note/Bond	1.750%	1/31/23	256,440	253,235
	United States Treasury Note/Bond	2.000%	2/15/23	207,020	207,084
	United States Treasury Note/Bond	7.125%	2/15/23	35,000	44,570
	United States Treasury Note/Bond	1.500%	2/28/23	155,120	150,975
	United States Treasury Note/Bond	1.500%	3/31/23	231,205	224,810
	United States Treasury Note/Bond	1.625%	4/30/23	39,135	38,291
	United States Treasury Note/Bond	1.750%	5/15/23	881,020	867,664
	United States Treasury Note/Bond	1.625%	5/31/23	262,300	256,440
	United States Treasury Note/Bond	1.375%	6/30/23	145,120	139,678
	United States Treasury Note/Bond	1.250%	7/31/23	403,850	385,487
	United States Treasury Note/Bond	2.500%	8/15/23	740,860	760,189
	United States Treasury Note/Bond	6.250%	8/15/23	76,500	95,147
	United States Treasury Note/Bond	1.375%	8/31/23	377,480	362,558
	United States Treasury Note/Bond	1.375%	9/30/23	202,400	194,209
	United States Treasury Note/Bond	1.625%	10/31/23	28,105	27,367
	United States Treasury Note/Bond	2.750%	11/15/23	694,667	722,884
	United States Treasury Note/Bond	2.125%	11/30/23	358,340	359,458
	United States Treasury Note/Bond	2.250%	12/31/23	114,925	116,039
	United States Treasury Note/Bond	2.250%	1/31/24	124,195	125,340
	United States Treasury Note/Bond	2.750%	2/15/24	332,773	346,137
	United States Treasury Note/Bond	2.125%	2/29/24	559,650	560,176
	United States Treasury Note/Bond	2.125%	3/31/24	310,775	310,871
	United States Treasury Note/Bond	2.000%	4/30/24	127,010	126,018
	United States Treasury Note/Bond	2.500%	5/15/24	678,624	695,060
	United States Treasury Note/Bond	2.000%	5/31/24	350,350	347,393
	United States Treasury Note/Bond	2.000%	6/30/24	247,900	245,654
	United States Treasury Note/Bond	2.375%	8/15/24	419,451	425,810
	United States Treasury Note/Bond	2.250%	11/15/24	414,024	416,223
	United States Treasury Note/Bond	2.000%	2/15/25	450,506	444,239
	United States Treasury Note/Bond	2.125%	5/15/25	591,160	587,465
	United States Treasury Note/Bond	2.000%	8/15/25	594,527	584,402
	United States Treasury Note/Bond	2.250%	11/15/25	482,252	482,402
	United States Treasury Note/Bond	1.625%	2/15/26	653,299	620,837
	United States Treasury Note/Bond	1.625%	5/15/26	679,848	644,578
	United States Treasury Note/Bond	1.500%	8/15/26	588,891	551,072
	United States Treasury Note/Bond	2.000%	11/15/26	615,297	600,105
	United States Treasury Note/Bond	2.250%	2/15/27	585,510	582,946
	United States Treasury Note/Bond	2.375%	5/15/27	646,895	651,139
					16,518,045
Agency Bonds and Notes (0.9%)
1	AID-Israel	5.500%	9/18/23	4,300	5,088
1	AID-Israel	5.500%	12/4/23	8,000	9,502
1	AID-Israel	5.500%	4/26/24	12,058	14,391
2	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,570
2	Federal Home Loan Banks	2.125%	3/10/23	8,950	8,943
2	Federal Home Loan Banks	2.875%	6/14/24	20,000	20,721
2	Federal Home Loan Banks	5.375%	8/15/24	100	120
2	Federal Home Loan Banks	2.875%	9/13/24	20,000	20,717
3	Federal National Mortgage Assn.	2.625%	9/6/24	97,550	99,958

		41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	2.125%	4/24/26	23,500	22,898
3	Federal National Mortgage Assn.	1.875%	9/24/26	24,300	23,075
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,835
	Private Export Funding Corp.	2.050%	11/15/22	10,276	10,204
	Private Export Funding Corp.	3.550%	1/15/24	3,500	3,742
	Private Export Funding Corp.	2.450%	7/15/24	3,350	3,356
	Private Export Funding Corp.	3.250%	6/15/25	1,675	1,745
2	Tennessee Valley Authority	1.875%	8/15/22	8,175	8,134
2	Tennessee Valley Authority	2.875%	9/15/24	7,875	8,142
2	Tennessee Valley Authority	6.750%	11/1/25	6,830	8,952
2	Tennessee Valley Authority	2.875%	2/1/27	12,000	12,278

					290,371

Total U.S. Government and Agency Obligations (Cost $16,950,420)					16,808,416

Corporate Bonds (41.7%)
Finance (14.2%)
	Banking (9.6%)
	American Express Co.	2.650%	12/2/22	10,898	10,882
	American Express Co.	3.625%	12/5/24	6,475	6,625
	American Express Credit Corp.	3.300%	5/3/27	17,887	17,916
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	7,125	7,480
	Bank of America Corp.	2.503%	10/21/22	17,208	16,944
	Bank of America Corp.	3.300%	1/11/23	37,860	38,593
	Bank of America Corp.	4.100%	7/24/23	18,224	19,256
	Bank of America Corp.	4.125%	1/22/24	21,376	22,573
	Bank of America Corp.	4.000%	4/1/24	23,166	24,251
	Bank of America Corp.	4.200%	8/26/24	25,576	26,484
	Bank of America Corp.	4.000%	1/22/25	32,384	32,890
	Bank of America Corp.	3.950%	4/21/25	21,532	21,790
	Bank of America Corp.	3.875%	8/1/25	30,383	31,393
	Bank of America Corp.	4.450%	3/3/26	17,625	18,344
	Bank of America Corp.	3.500%	4/19/26	20,558	20,634
	Bank of America Corp.	4.250%	10/22/26	14,648	15,044
	Bank of America Corp.	3.248%	10/21/27	20,000	19,264
4	Bank of America Corp.	3.824%	1/20/28	6,650	6,769
4	Bank of America Corp.	3.705%	4/24/28	15,000	15,067
	Bank of Montreal	2.550%	11/6/22	9,119	9,120
	Bank of New York Mellon Corp.	2.200%	8/16/23	11,570	11,203
	Bank of New York Mellon Corp.	3.650%	2/4/24	548	573
	Bank of New York Mellon Corp.	3.400%	5/15/24	6,375	6,568
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,000	9,162
	Bank of New York Mellon Corp.	3.000%	2/24/25	8,280	8,269
	Bank of New York Mellon Corp.	2.800%	5/4/26	3,350	3,270
	Bank of New York Mellon Corp.	2.450%	8/17/26	8,185	7,771
	Bank of New York Mellon Corp.	3.250%	5/16/27	7,700	7,758
4	Bank of New York Mellon Corp.	3.442%	2/7/28	8,000	8,099
	Bank of Nova Scotia	4.500%	12/16/25	10,825	11,384
	Bank One Corp.	8.000%	4/29/27	500	658
	Barclays plc	3.684%	1/10/23	14,495	14,804
	Barclays plc	4.375%	9/11/24	13,555	13,767
	Barclays plc	3.650%	3/16/25	15,560	15,508
	Barclays plc	4.375%	1/12/26	24,939	25,882
	Barclays plc	5.200%	5/12/26	16,625	17,416
	BNP Paribas SA	3.250%	3/3/23	10,357	10,660
	BNP Paribas SA	4.250%	10/15/24	6,450	6,716
	BPCE SA	4.000%	4/15/24	16,950	17,843
	BPCE SA	3.375%	12/2/26	3,250	3,275
	Branch Banking & Trust Co.	3.625%	9/16/25	15,270	15,846
	Branch Banking & Trust Co.	3.800%	10/30/26	750	785
	Capital One Bank USA NA	3.375%	2/15/23	16,039	16,143
	Capital One Financial Corp.	3.500%	6/15/23	7,330	7,461
	Capital One Financial Corp.	3.750%	4/24/24	7,865	8,045
	Capital One Financial Corp.	3.200%	2/5/25	9,215	8,990

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	4.200%	10/29/25	11,060	11,137
	Capital One Financial Corp.	3.750%	7/28/26	14,725	14,338
	Capital One Financial Corp.	3.750%	3/9/27	6,445	6,424
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	1,563	1,770
	Citigroup Inc.	4.050%	7/30/22	5,155	5,386
	Citigroup Inc.	3.375%	3/1/23	900	917
	Citigroup Inc.	3.500%	5/15/23	12,015	12,163
	Citigroup Inc.	3.875%	10/25/23	8,381	8,742
	Citigroup Inc.	3.750%	6/16/24	12,904	13,334
	Citigroup Inc.	4.000%	8/5/24	6,530	6,704
	Citigroup Inc.	3.875%	3/26/25	15,753	15,852
	Citigroup Inc.	3.300%	4/27/25	9,148	9,104
	Citigroup Inc.	4.400%	6/10/25	27,915	29,051
	Citigroup Inc.	5.500%	9/13/25	4,535	5,036
	Citigroup Inc.	3.700%	1/12/26	21,697	21,950
	Citigroup Inc.	4.600%	3/9/26	13,425	14,070
	Citigroup Inc.	3.400%	5/1/26	7,827	7,738
	Citigroup Inc.	3.200%	10/21/26	33,022	31,985
	Citigroup Inc.	4.300%	11/20/26	6,450	6,610
4	Citigroup Inc.	3.887%	1/10/28	22,435	22,769
	Citizens Financial Group Inc.	4.350%	8/1/25	20	20
	Citizens Financial Group Inc.	4.300%	12/3/25	5,200	5,423
	Comerica Bank	4.000%	7/27/25	1,925	1,972
	Compass Bank	3.875%	4/10/25	500	497
	Cooperatieve Rabobank UA	3.950%	11/9/22	18,864	19,696
	Cooperatieve Rabobank UA	4.625%	12/1/23	16,350	17,651
	Cooperatieve Rabobank UA	3.375%	5/21/25	14,405	14,822
	Cooperatieve Rabobank UA	4.375%	8/4/25	10,571	11,087
	Cooperatieve Rabobank UA	3.750%	7/21/26	9,600	9,578
	Credit Suisse AG	3.625%	9/9/24	26,799	27,592
5	Credit Suisse Group AG	3.574%	1/9/23	7,000	7,171
5	Credit Suisse Group AG	4.282%	1/9/28	6,000	6,180
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	13,200	13,698
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	17,130	17,431
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	15,997	16,103
	Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	17,975	19,083
	Deutsche Bank AG	3.700%	5/30/24	13,680	13,655
	Deutsche Bank AG	4.100%	1/13/26	6,290	6,371
	Discover Bank	4.200%	8/8/23	9,868	10,367
	Discover Bank	4.250%	3/13/26	2,100	2,157
	Discover Bank	3.450%	7/27/26	6,875	6,666
	Discover Financial Services	3.850%	11/21/22	7,295	7,460
	Discover Financial Services	3.950%	11/6/24	1,375	1,391
	Discover Financial Services	3.750%	3/4/25	4,325	4,274
	Discover Financial Services	4.100%	2/9/27	8,400	8,413
	Fifth Third Bancorp	4.300%	1/16/24	5,500	5,794
	Fifth Third Bank	3.850%	3/15/26	7,440	7,572
	FirstMerit Bank NA	4.270%	11/25/26	1,225	1,267
	FirstMerit Corp.	4.350%	2/4/23	4,420	4,625
	Goldman Sachs Group Inc.	3.625%	1/22/23	17,802	18,286
	Goldman Sachs Group Inc.	4.000%	3/3/24	30,388	31,760
	Goldman Sachs Group Inc.	3.850%	7/8/24	28,275	29,348
	Goldman Sachs Group Inc.	3.500%	1/23/25	39,875	40,164
	Goldman Sachs Group Inc.	3.750%	5/22/25	2,392	2,441
	Goldman Sachs Group Inc.	4.250%	10/21/25	24,715	25,445
	Goldman Sachs Group Inc.	3.750%	2/25/26	15,200	15,492
	Goldman Sachs Group Inc.	3.500%	11/16/26	22,155	21,945
	Goldman Sachs Group Inc.	3.850%	1/26/27	26,550	26,932
4	Goldman Sachs Group Inc.	3.691%	6/5/28	21,700	21,809
	HSBC Holdings plc	3.600%	5/25/23	21,430	22,109
	HSBC Holdings plc	4.250%	3/14/24	20,400	21,022
	HSBC Holdings plc	4.250%	8/18/25	13,670	14,019
	HSBC Holdings plc	4.300%	3/8/26	31,860	33,726
	HSBC Holdings plc	3.900%	5/25/26	22,370	23,047

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	4.375%	11/23/26	12,600	13,006
4	HSBC Holdings plc	4.041%	3/13/28	13,200	13,663
	HSBC USA Inc.	3.500%	6/23/24	5,570	5,723
	ING Groep NV	3.950%	3/29/27	12,900	13,396
	Intesa Sanpaolo SPA	5.250%	1/12/24	8,859	9,782
	JPMorgan Chase & Co.	3.250%	9/23/22	27,462	28,101
	JPMorgan Chase & Co.	2.972%	1/15/23	24,390	24,607
	JPMorgan Chase & Co.	3.200%	1/25/23	24,811	25,258
	JPMorgan Chase & Co.	3.375%	5/1/23	17,543	17,782
	JPMorgan Chase & Co.	2.700%	5/18/23	17,900	17,701
	JPMorgan Chase & Co.	3.875%	2/1/24	18,960	19,873
	JPMorgan Chase & Co.	3.625%	5/13/24	19,142	19,746
	JPMorgan Chase & Co.	3.875%	9/10/24	26,340	27,147
	JPMorgan Chase & Co.	3.125%	1/23/25	23,535	23,370
4	JPMorgan Chase & Co.	3.220%	3/1/25	15,500	15,480
	JPMorgan Chase & Co.	3.900%	7/15/25	19,675	20,459
	JPMorgan Chase & Co.	3.300%	4/1/26	51,710	51,320
	JPMorgan Chase & Co.	3.200%	6/15/26	15,600	15,373
	JPMorgan Chase & Co.	2.950%	10/1/26	6,632	6,402
	JPMorgan Chase & Co.	4.125%	12/15/26	17,350	17,933
4	JPMorgan Chase & Co.	3.782%	2/1/28	12,350	12,612
4	JPMorgan Chase & Co.	3.540%	5/1/28	21,950	22,075
	KeyBank NA	3.300%	6/1/25	3,000	3,046
	KeyBank NA	3.400%	5/20/26	7,450	7,399
	Lloyds Banking Group plc	4.500%	11/4/24	9,450	9,838
	Lloyds Banking Group plc	4.582%	12/10/25	20,698	21,447
	Lloyds Banking Group plc	4.650%	3/24/26	5,950	6,201
	Lloyds Banking Group plc	3.750%	1/11/27	10,595	10,662
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	8,295	8,222
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	5,700	5,568
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	25,155	26,284
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	11,000	10,572
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	13,060	13,463
	Mizuho Financial Group Inc.	2.839%	9/13/26	7,000	6,762
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	257
	Morgan Stanley	4.875%	11/1/22	16,495	17,889
	Morgan Stanley	3.750%	2/25/23	22,133	22,979
	Morgan Stanley	4.100%	5/22/23	13,518	14,064
	Morgan Stanley	3.875%	4/29/24	23,800	24,731
	Morgan Stanley	3.700%	10/23/24	31,735	32,551
	Morgan Stanley	4.000%	7/23/25	37,175	38,813
	Morgan Stanley	5.000%	11/24/25	30,292	32,811
	Morgan Stanley	3.875%	1/27/26	16,218	16,676
	Morgan Stanley	3.125%	7/27/26	30,591	29,637
	Morgan Stanley	6.250%	8/9/26	1,450	1,732
	Morgan Stanley	4.350%	9/8/26	14,335	14,884
	Morgan Stanley	3.625%	1/20/27	40,000	40,144
	Morgan Stanley	3.950%	4/23/27	4,035	4,061
	MUFG Americas Holdings Corp.	3.000%	2/10/25	5,207	5,113
	National Australia Bank Ltd.	3.000%	1/20/23	4,830	4,872
	National Australia Bank Ltd.	3.375%	1/14/26	2,900	2,935
	National Australia Bank Ltd.	2.500%	7/12/26	14,025	13,219
	Northern Trust Corp.	2.375%	8/2/22	4,895	4,885
	Northern Trust Corp.	3.950%	10/30/25	2,300	2,437
4	Northern Trust Corp.	3.375%	5/8/32	3,050	3,054
	People's United Bank NA	4.000%	7/15/24	1,675	1,684
	People's United Financial Inc.	3.650%	12/6/22	2,875	2,942
	PNC Bank NA	2.700%	11/1/22	7,853	7,842
	PNC Bank NA	2.950%	1/30/23	7,095	7,154
	PNC Bank NA	3.800%	7/25/23	11,075	11,576
	PNC Bank NA	3.300%	10/30/24	7,262	7,423
	PNC Bank NA	2.950%	2/23/25	4,525	4,510
	PNC Bank NA	3.250%	6/1/25	4,555	4,625
	PNC Bank NA	4.200%	11/1/25	3,300	3,539

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Financial Services Group Inc.	2.854%	11/9/22	5,570	5,610
	PNC Financial Services Group Inc.	3.900%	4/29/24	7,850	8,213
	PNC Financial Services Group Inc.	3.150%	5/19/27	6,000	5,959
	Royal Bank of Canada	4.650%	1/27/26	14,204	15,261
	Royal Bank of Scotland Group plc	3.875%	9/12/23	27,900	28,463
	Royal Bank of Scotland Group plc	4.800%	4/5/26	8,940	9,463
	Santander Holdings USA Inc.	4.500%	7/17/25	13,760	14,105
	Santander Issuances SAU	5.179%	11/19/25	11,717	12,542
	Santander UK Group Holdings plc	3.571%	1/10/23	7,000	7,124
	Santander UK plc	4.000%	3/13/24	10,829	11,400
	State Street Corp.	3.100%	5/15/23	6,875	6,950
	State Street Corp.	3.700%	11/20/23	6,765	7,152
	State Street Corp.	3.300%	12/16/24	8,913	9,168
	State Street Corp.	3.550%	8/18/25	7,815	8,117
	State Street Corp.	2.650%	5/19/26	7,450	7,203
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,750	4,870
	Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	1,375	1,387
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,975	5,260
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	2,075	2,198
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,575	3,669
	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	1,400	1,457
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	15,358	15,949
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	20,750	19,707
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	12,350	12,077
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	11,000	11,139
	SunTrust Bank	2.750%	5/1/23	3,525	3,512
	SunTrust Bank	3.300%	5/15/26	4,650	4,548
	SVB Financial Group	3.500%	1/29/25	3,825	3,755
	Synchrony Financial	4.250%	8/15/24	13,318	13,596
	Synchrony Financial	4.500%	7/23/25	15,285	15,616
	Synchrony Financial	3.700%	8/4/26	7,644	7,375
4	Toronto-Dominion Bank	3.625%	9/15/31	12,000	11,890
	US Bancorp	2.950%	7/15/22	10,433	10,586
	US Bancorp	3.700%	1/30/24	3,635	3,834
	US Bancorp	3.600%	9/11/24	6,987	7,256
	US Bancorp	3.100%	4/27/26	7,370	7,291
	US Bancorp	2.375%	7/22/26	5,775	5,447
	US Bancorp	3.150%	4/27/27	10,900	10,900
	US Bank NA	2.800%	1/27/25	12,275	12,159
	Wells Fargo & Co.	3.069%	1/24/23	34,300	34,688
	Wells Fargo & Co.	3.450%	2/13/23	17,507	17,858
	Wells Fargo & Co.	4.125%	8/15/23	18,937	19,991
	Wells Fargo & Co.	4.480%	1/16/24	6,439	6,890
	Wells Fargo & Co.	3.300%	9/9/24	26,202	26,485
	Wells Fargo & Co.	3.000%	2/19/25	22,708	22,357
	Wells Fargo & Co.	3.550%	9/29/25	17,454	17,753
	Wells Fargo & Co.	3.000%	4/22/26	28,920	28,153
	Wells Fargo & Co.	4.100%	6/3/26	23,621	24,368
	Wells Fargo & Co.	3.000%	10/23/26	29,450	28,585
4	Wells Fargo & Co.	3.584%	5/22/28	28,750	29,044
	Westpac Banking Corp.	2.850%	5/13/26	11,750	11,399
	Westpac Banking Corp.	2.700%	8/19/26	11,590	11,134
	Westpac Banking Corp.	3.350%	3/8/27	13,000	13,031
4	Westpac Banking Corp.	4.322%	11/23/31	17,500	17,895
	Brokerage (0.6%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	2,600	2,695
	Affiliated Managers Group Inc.	3.500%	8/1/25	2,575	2,509
	Ameriprise Financial Inc.	4.000%	10/15/23	7,214	7,701
	Ameriprise Financial Inc.	3.700%	10/15/24	6,800	7,109
	Ameriprise Financial Inc.	2.875%	9/15/26	2,200	2,133
	Apollo Investment Corp.	5.250%	3/3/25	1,625	1,623
	BlackRock Inc.	3.500%	3/18/24	14,211	14,930
	BlackRock Inc.	3.200%	3/15/27	850	859

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brookfield Asset Management Inc.	4.000%	1/15/25	5,850	5,937
	Brookfield Finance Inc.	4.250%	6/2/26	1,800	1,847
	Brookfield Finance LLC	4.000%	4/1/24	6,350	6,496
	CBOE Holdings Inc.	3.650%	1/12/27	5,725	5,799
	Charles Schwab Corp.	3.225%	9/1/22	2,550	2,609
	Charles Schwab Corp.	3.450%	2/13/26	3,200	3,279
	Charles Schwab Corp.	3.200%	3/2/27	6,250	6,265
	CME Group Inc.	3.000%	9/15/22	5,600	5,720
	CME Group Inc.	3.000%	3/15/25	7,200	7,259
	E*TRADE Financial Corp.	5.375%	11/15/22	1,150	1,205
	E*TRADE Financial Corp.	4.625%	9/15/23	7,075	7,314
	Eaton Vance Corp.	3.625%	6/15/23	1,800	1,858
	Eaton Vance Corp.	3.500%	4/6/27	3,370	3,389
	Franklin Resources Inc.	2.800%	9/15/22	2,925	2,952
	Franklin Resources Inc.	2.850%	3/30/25	4,165	4,119
	Intercontinental Exchange Inc.	4.000%	10/15/23	5,680	5,967
	Intercontinental Exchange Inc.	3.750%	12/1/25	11,177	11,694
	Invesco Finance plc	3.125%	11/30/22	5,254	5,302
	Invesco Finance plc	4.000%	1/30/24	6,975	7,384
	Invesco Finance plc	3.750%	1/15/26	6,000	6,172
	Janus Capital Group Inc.	4.875%	8/1/25	2,645	2,845
	Jefferies Group LLC	5.125%	1/20/23	4,250	4,620
	Jefferies Group LLC	4.850%	1/15/27	6,888	7,192
	Lazard Group LLC	3.750%	2/13/25	2,575	2,583
	Lazard Group LLC	3.625%	3/1/27	5,950	5,871
	Legg Mason Inc.	3.950%	7/15/24	1,750	1,771
	Legg Mason Inc.	4.750%	3/15/26	3,395	3,585
	Leucadia National Corp.	5.500%	10/18/23	6,129	6,548
	Nasdaq Inc.	4.250%	6/1/24	650	685
	Nasdaq Inc.	3.850%	6/30/26	8,025	8,147
	Raymond James Financial Inc.	3.625%	9/15/26	4,400	4,351
	Stifel Financial Corp.	4.250%	7/18/24	4,685	4,730
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,050	3,147
	TD Ameritrade Holding Corp.	3.300%	4/1/27	8,300	8,266
	Finance Companies (0.2%)
4	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.625%	7/1/22	5,635	6,043
	Air Lease Corp.	2.625%	7/1/22	2,000	1,982
	Air Lease Corp.	3.000%	9/15/23	6,224	6,186
	Air Lease Corp.	4.250%	9/15/24	4,298	4,512
	Air Lease Corp.	3.625%	4/1/27	5,100	5,098
	GATX Corp.	3.900%	3/30/23	2,825	2,928
	GATX Corp.	3.250%	3/30/25	2,675	2,621
	GATX Corp.	3.250%	9/15/26	1,800	1,740
	GATX Corp.	3.850%	3/30/27	2,000	2,013
	GE Capital International Funding Co.	3.373%	11/15/25	23,186	23,977
	International Lease Finance Corp.	5.875%	8/15/22	7,877	8,901
	Prospect Capital Corp.	5.875%	3/15/23	1,725	1,779
	Insurance (1.8%)
	Aetna Inc.	2.750%	11/15/22	7,175	7,186
	Aetna Inc.	2.800%	6/15/23	14,075	14,015
	Aetna Inc.	3.500%	11/15/24	8,522	8,756
	Aflac Inc.	3.625%	6/15/23	8,835	9,277
	Aflac Inc.	3.625%	11/15/24	4,220	4,421
	Aflac Inc.	3.250%	3/17/25	3,525	3,575
	Aflac Inc.	2.875%	10/15/26	2,375	2,304
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	5,778	5,872
	Allstate Corp.	3.150%	6/15/23	3,120	3,202
	Allstate Corp.	3.280%	12/15/26	7,405	7,525
4	Allstate Corp.	5.750%	8/15/53	5,810	6,369
	American Financial Group Inc.	3.500%	8/15/26	2,700	2,677
	American International Group Inc.	4.125%	2/15/24	12,665	13,365
	American International Group Inc.	3.750%	7/10/25	7,272	7,435

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American International Group Inc.	3.900%	4/1/26	12,455	12,781
	Anthem Inc.	3.300%	1/15/23	5,821	5,966
	Anthem Inc.	3.500%	8/15/24	9,050	9,302
	Aon plc	4.000%	11/27/23	850	893
	Aon plc	3.500%	6/14/24	5,575	5,637
	Aon plc	3.875%	12/15/25	10,245	10,599
	Arch Capital Finance LLC	4.011%	12/15/26	8,140	8,412
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	6,225	6,532
	Assurant Inc.	4.000%	3/15/23	3,450	3,555
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	4,300	4,595
	Berkshire Hathaway Inc.	3.000%	2/11/23	4,225	4,324
	Berkshire Hathaway Inc.	2.750%	3/15/23	18,089	18,329
	Berkshire Hathaway Inc.	3.125%	3/15/26	28,365	28,655
5	Brighthouse Financial Inc.	3.700%	6/22/27	10,000	9,893
	Brown & Brown Inc.	4.200%	9/15/24	5,255	5,480
	Chubb INA Holdings Inc.	2.875%	11/3/22	12,574	12,796
	Chubb INA Holdings Inc.	2.700%	3/13/23	1,912	1,917
	Chubb INA Holdings Inc.	3.350%	5/15/24	5,185	5,368
	Chubb INA Holdings Inc.	3.150%	3/15/25	9,075	9,224
	Chubb INA Holdings Inc.	3.350%	5/3/26	17,169	17,658
	Cigna Corp.	3.250%	4/15/25	6,700	6,718
	CNA Financial Corp.	3.950%	5/15/24	3,375	3,504
	CNA Financial Corp.	4.500%	3/1/26	5,250	5,627
	Fidelity National Financial Inc.	5.500%	9/1/22	775	823
	First American Financial Corp.	4.600%	11/15/24	2,700	2,722
	Hanover Insurance Group Inc.	4.500%	4/15/26	4,700	4,876
	Humana Inc.	3.150%	12/1/22	2,775	2,825
	Humana Inc.	3.850%	10/1/24	8,307	8,648
	Humana Inc.	3.950%	3/15/27	3,900	4,040
	Lincoln National Corp.	4.000%	9/1/23	4,000	4,221
	Lincoln National Corp.	3.350%	3/9/25	4,950	4,963
	Lincoln National Corp.	3.625%	12/12/26	2,600	2,622
	Loews Corp.	2.625%	5/15/23	6,800	6,740
	Loews Corp.	3.750%	4/1/26	280	288
	Manulife Financial Corp.	4.150%	3/4/26	11,590	12,281
4	Manulife Financial Corp.	4.061%	2/24/32	6,535	6,629
	Markel Corp.	4.900%	7/1/22	2,650	2,879
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	2,620	2,689
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	11,640	12,015
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	2,250	2,314
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	4,357	4,554
	Mercury General Corp.	4.400%	3/15/27	3,375	3,409
	MetLife Inc.	3.048%	12/15/22	6,225	6,367
	MetLife Inc.	4.368%	9/15/23	5,214	5,693
	MetLife Inc.	3.600%	4/10/24	9,935	10,440
	MetLife Inc.	3.000%	3/1/25	3,325	3,332
	MetLife Inc.	3.600%	11/13/25	7,300	7,572
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	2,575	2,783
	Old Republic International Corp.	4.875%	10/1/24	5,975	6,358
	Old Republic International Corp.	3.875%	8/26/26	4,625	4,620
	Primerica Inc.	4.750%	7/15/22	2,610	2,812
	Principal Financial Group Inc.	3.300%	9/15/22	2,460	2,529
	Principal Financial Group Inc.	3.125%	5/15/23	2,525	2,542
	Principal Financial Group Inc.	3.400%	5/15/25	5,341	5,444
	Principal Financial Group Inc.	3.100%	11/15/26	1,500	1,484
	Progressive Corp.	2.450%	1/15/27	4,415	4,212
	Prudential Financial Inc.	3.500%	5/15/24	12,300	12,833
4	Prudential Financial Inc.	5.875%	9/15/42	8,600	9,545
4	Prudential Financial Inc.	5.625%	6/15/43	10,675	11,729
4	Prudential Financial Inc.	5.200%	3/15/44	5,525	5,857
4	Prudential Financial Inc.	5.375%	5/15/45	7,150	7,681
	Reinsurance Group of America Inc.	4.700%	9/15/23	3,608	3,910
	Reinsurance Group of America Inc.	3.950%	9/15/26	1,700	1,727
	RenaissanceRe Finance Inc.	3.450%	7/1/27	1,800	1,778

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Torchmark Corp.	3.800%	9/15/22	1,950	2,009
Trinity Acquisition plc	4.400%	3/15/26	4,480	4,574
UnitedHealth Group Inc.	3.350%	7/15/22	8,895	9,272
UnitedHealth Group Inc.	2.750%	2/15/23	9,075	9,132
UnitedHealth Group Inc.	2.875%	3/15/23	6,265	6,343
UnitedHealth Group Inc.	3.750%	7/15/25	20,602	21,666
UnitedHealth Group Inc.	3.100%	3/15/26	8,877	8,924
UnitedHealth Group Inc.	3.450%	1/15/27	1,405	1,444
UnitedHealth Group Inc.	3.375%	4/15/27	5,865	5,985
Unum Group	4.000%	3/15/24	4,120	4,249
Unum Group	3.875%	11/5/25	175	177
Voya Financial Inc.	3.125%	7/15/24	4,000	3,942
Voya Financial Inc.	3.650%	6/15/26	3,404	3,404
Willis North America Inc.	3.600%	5/15/24	3,250	3,283
XLIT Ltd.	6.375%	11/15/24	875	1,003
XLIT Ltd.	4.450%	3/31/25	5,375	5,552
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,368

Real Estate Investment Trusts (2.0%)
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	4,325	4,448
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,350	2,459
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,800	1,856
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,350	2,457
AvalonBay Communities Inc.	2.950%	9/15/22	6,264	6,325
AvalonBay Communities Inc.	2.850%	3/15/23	1,520	1,508
AvalonBay Communities Inc.	4.200%	12/15/23	2,290	2,446
AvalonBay Communities Inc.	3.450%	6/1/25	3,742	3,794
AvalonBay Communities Inc.	3.500%	11/15/25	4,700	4,754
AvalonBay Communities Inc.	2.950%	5/11/26	4,575	4,449
AvalonBay Communities Inc.	2.900%	10/15/26	600	581
AvalonBay Communities Inc.	3.350%	5/15/27	3,950	3,960
Boston Properties LP	3.850%	2/1/23	7,097	7,442
Boston Properties LP	3.125%	9/1/23	4,212	4,251
Boston Properties LP	3.800%	2/1/24	5,665	5,858
Boston Properties LP	3.650%	2/1/26	7,720	7,828
Boston Properties LP	2.750%	10/1/26	9,176	8,650
Brixmor Operating Partnership LP	3.875%	8/15/22	5,850	5,980
Brixmor Operating Partnership LP	3.250%	9/15/23	3,050	2,983
Brixmor Operating Partnership LP	3.650%	6/15/24	2,050	2,018
Brixmor Operating Partnership LP	3.850%	2/1/25	9,308	9,164
Brixmor Operating Partnership LP	4.125%	6/15/26	5,000	4,983
Brixmor Operating Partnership LP	3.900%	3/15/27	5,375	5,243
Camden Property Trust	2.950%	12/15/22	5,975	5,937
Care Capital Properties LP	5.125%	8/15/26	2,900	2,935
CBL & Associates LP	5.250%	12/1/23	3,500	3,415
CBL & Associates LP	4.600%	10/15/24	3,290	3,042
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,700	3,756
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	6,050	5,862
Corporate Office Properties LP	3.600%	5/15/23	4,450	4,415
Corporate Office Properties LP	5.250%	2/15/24	2,975	3,177
CubeSmart LP	4.375%	12/15/23	2,575	2,719
CubeSmart LP	4.000%	11/15/25	825	833
CubeSmart LP	3.125%	9/1/26	4,200	4,001
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,975	3,129
DDR Corp.	4.625%	7/15/22	6,065	6,343
DDR Corp.	3.375%	5/15/23	4,438	4,299
DDR Corp.	3.625%	2/1/25	6,400	6,103
DDR Corp.	4.250%	2/1/26	2,823	2,736
DDR Corp.	4.700%	6/1/27	3,425	3,428
Digital Realty Trust LP	3.950%	7/1/22	4,625	4,838

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Digital Realty Trust LP	3.625%	10/1/22	7,900	8,065
	Digital Realty Trust LP	4.750%	10/1/25	3,625	3,893
	Duke Realty LP	3.875%	10/15/22	7,350	7,669
	Duke Realty LP	3.750%	12/1/24	1,900	1,951
	Duke Realty LP	3.250%	6/30/26	1,450	1,423
	EPR Properties	5.750%	8/15/22	3,175	3,508
	EPR Properties	5.250%	7/15/23	350	373
	EPR Properties	4.500%	4/1/25	2,000	2,018
	EPR Properties	4.750%	12/15/26	4,500	4,621
6	EPR Properties	4.500%	6/1/27	3,900	3,918
	ERP Operating LP	3.000%	4/15/23	2,598	2,595
	ERP Operating LP	3.375%	6/1/25	2,300	2,307
	ERP Operating LP	2.850%	11/1/26	5,725	5,506
	Essex Portfolio LP	3.250%	5/1/23	4,780	4,795
	Essex Portfolio LP	3.875%	5/1/24	2,850	2,944
	Essex Portfolio LP	3.500%	4/1/25	6,400	6,395
	Essex Portfolio LP	3.375%	4/15/26	4,250	4,172
	Essex Portfolio LP	3.625%	5/1/27	400	400
	Federal Realty Investment Trust	2.750%	6/1/23	2,100	2,039
	Federal Realty Investment Trust	3.250%	7/15/27	2,600	2,550
	HCP Inc.	4.000%	12/1/22	1,400	1,462
	HCP Inc.	4.250%	11/15/23	6,395	6,704
	HCP Inc.	4.200%	3/1/24	5,792	6,013
	HCP Inc.	3.875%	8/15/24	19,625	19,972
	HCP Inc.	3.400%	2/1/25	7,894	7,749
	HCP Inc.	4.000%	6/1/25	4,412	4,502
	Healthcare Trust of America Holdings LP	2.950%	7/1/22	1,000	998
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,657
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	3,200	3,117
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	1,500	1,490
	Highwoods Realty LP	3.625%	1/15/23	560	566
	Highwoods Realty LP	3.875%	3/1/27	2,375	2,370
	Hospitality Properties Trust	5.000%	8/15/22	5,339	5,724
	Hospitality Properties Trust	4.500%	6/15/23	3,075	3,215
	Hospitality Properties Trust	4.650%	3/15/24	4,160	4,312
	Hospitality Properties Trust	4.500%	3/15/25	2,525	2,589
	Hospitality Properties Trust	5.250%	2/15/26	3,120	3,292
	Hospitality Properties Trust	4.950%	2/15/27	1,610	1,676
	Host Hotels & Resorts LP	4.750%	3/1/23	2,522	2,697
	Host Hotels & Resorts LP	3.750%	10/15/23	2,609	2,649
	Host Hotels & Resorts LP	3.875%	4/1/24	3,450	3,508
	Host Hotels & Resorts LP	4.000%	6/15/25	2,250	2,287
	Kilroy Realty LP	3.800%	1/15/23	1,525	1,572
	Kilroy Realty LP	4.375%	10/1/25	2,914	3,052
	Kimco Realty Corp.	3.400%	11/1/22	2,500	2,548
	Kimco Realty Corp.	3.125%	6/1/23	1,450	1,435
	Kimco Realty Corp.	2.700%	3/1/24	1,000	954
	Kimco Realty Corp.	2.800%	10/1/26	10,150	9,403
	Kimco Realty Corp.	3.800%	4/1/27	300	300
	Kite Realty Group LP	4.000%	10/1/26	2,750	2,603
	Liberty Property LP	3.375%	6/15/23	600	602
	Liberty Property LP	4.400%	2/15/24	3,225	3,408
	Liberty Property LP	3.750%	4/1/25	7,850	7,971
	Liberty Property LP	3.250%	10/1/26	1,900	1,836
	LifeStorage LP	3.500%	7/1/26	4,075	3,902
	Mack-Cali Realty LP	3.150%	5/15/23	1,000	945
	Mid-America Apartments LP	4.300%	10/15/23	3,050	3,227
	Mid-America Apartments LP	3.750%	6/15/24	1,700	1,743
	Mid-America Apartments LP	4.000%	11/15/25	4,150	4,305
6	Mid-America Apartments LP	3.600%	6/1/27	3,500	3,485
	National Retail Properties Inc.	3.800%	10/15/22	1,900	1,976
	National Retail Properties Inc.	3.300%	4/15/23	7,020	7,079
	National Retail Properties Inc.	3.900%	6/15/24	4,825	4,940
	National Retail Properties Inc.	4.000%	11/15/25	600	612

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Retail Properties Inc.	3.600%	12/15/26	3,150	3,108
Omega Healthcare Investors Inc.	4.375%	8/1/23	6,065	6,239
Omega Healthcare Investors Inc.	4.950%	4/1/24	2,800	2,933
Omega Healthcare Investors Inc.	4.500%	1/15/25	6,400	6,496
Omega Healthcare Investors Inc.	5.250%	1/15/26	8,195	8,728
Omega Healthcare Investors Inc.	4.500%	4/1/27	407	408
Omega Healthcare Investors Inc.	4.750%	1/15/28	1,500	1,508
Physicians Realty LP	4.300%	3/15/27	2,700	2,745
Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,293
Piedmont Operating Partnership LP	4.450%	3/15/24	5,925	6,076
ProLogis LP	4.250%	8/15/23	8,385	9,049
ProLogis LP	3.750%	11/1/25	4,495	4,681
Realty Income Corp.	3.250%	10/15/22	5,885	5,968
Realty Income Corp.	4.650%	8/1/23	5,675	6,113
Realty Income Corp.	3.875%	7/15/24	2,650	2,723
Realty Income Corp.	4.125%	10/15/26	8,675	8,955
Realty Income Corp.	3.000%	1/15/27	2,775	2,622
Regency Centers Corp.	3.750%	11/15/22	2,000	2,069
Regency Centers LP	3.600%	2/1/27	4,800	4,784
Select Income REIT	4.250%	5/15/24	2,000	1,980
Select Income REIT	4.500%	2/1/25	4,125	4,122
Simon Property Group LP	2.750%	2/1/23	1,550	1,541
Simon Property Group LP	3.750%	2/1/24	2,915	3,032
Simon Property Group LP	3.375%	10/1/24	5,150	5,231
Simon Property Group LP	3.500%	9/1/25	6,600	6,684
Simon Property Group LP	3.300%	1/15/26	12,975	12,975
Simon Property Group LP	3.250%	11/30/26	3,550	3,539
Simon Property Group LP	3.375%	6/15/27	7,500	7,471
Tanger Properties LP	3.750%	12/1/24	1,550	1,549
Tanger Properties LP	3.125%	9/1/26	1,275	1,187
Tanger Properties LP	3.875%	7/15/27	2,500	2,472
UDR Inc.	3.750%	7/1/24	1,750	1,792
UDR Inc.	4.000%	10/1/25	4,850	5,008
UDR Inc.	2.950%	9/1/26	4,800	4,555
Ventas Realty LP	3.100%	1/15/23	1,200	1,207
Ventas Realty LP	3.125%	6/15/23	1,500	1,492
Ventas Realty LP	3.750%	5/1/24	3,400	3,459
Ventas Realty LP	3.500%	2/1/25	5,890	5,855
Ventas Realty LP	4.125%	1/15/26	3,491	3,591
Ventas Realty LP	3.250%	10/15/26	6,000	5,785
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,202	5,266
VEREIT Operating Partnership LP	4.600%	2/6/24	4,375	4,550
VEREIT Operating Partnership LP	4.875%	6/1/26	8,200	8,651
Washington REIT	3.950%	10/15/22	750	760
Weingarten Realty Investors	3.375%	10/15/22	3,525	3,569
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,286
Weingarten Realty Investors	4.450%	1/15/24	150	157
Weingarten Realty Investors	3.850%	6/1/25	3,500	3,509
Welltower Inc.	3.750%	3/15/23	6,759	6,994
Welltower Inc.	4.500%	1/15/24	1,695	1,799
Welltower Inc.	4.000%	6/1/25	16,263	16,820
Welltower Inc.	4.250%	4/1/26	5,800	6,071
WP Carey Inc.	4.600%	4/1/24	4,175	4,316
WP Carey Inc.	4.000%	2/1/25	1,990	1,993
WP Carey Inc.	4.250%	10/1/26	1,175	1,188
				4,603,019
Industrial (25.4%)
Basic Industry (1.2%)
Agrium Inc.	3.150%	10/1/22	7,341	7,498
Agrium Inc.	3.500%	6/1/23	8,858	9,097
Agrium Inc.	3.375%	3/15/25	7,030	7,018
Air Products & Chemicals Inc.	2.750%	2/3/23	1,900	1,911
Air Products & Chemicals Inc.	3.350%	7/31/24	2,800	2,896

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Airgas Inc.	3.650%	7/15/24	1,850	1,913
	Albemarle Corp.	4.150%	12/1/24	4,165	4,373
	Barrick Gold Corp.	4.100%	5/1/23	13,022	14,055
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	15,600	16,585
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	614
	Braskem Finance Ltd.	6.450%	2/3/24	6,200	6,642
	Cabot Corp.	3.700%	7/15/22	3,425	3,523
	Celanese US Holdings LLC	4.625%	11/15/22	3,000	3,232
	Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,000	2,054
	Cytec Industries Inc.	3.500%	4/1/23	2,673	2,693
	Dow Chemical Co.	3.000%	11/15/22	13,590	13,847
	Dow Chemical Co.	3.500%	10/1/24	6,970	7,167
	Eastman Chemical Co.	3.600%	8/15/22	6,012	6,237
	Eastman Chemical Co.	3.800%	3/15/25	6,727	6,912
	Ecolab Inc.	3.250%	1/14/23	2,025	2,082
	Ecolab Inc.	2.700%	11/1/26	9,740	9,373
	EI du Pont de Nemours & Co.	2.800%	2/15/23	11,595	11,662
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	4,000	4,190
	Fibria Overseas Finance Ltd.	5.500%	1/17/27	3,700	3,779
	FMC Corp.	4.100%	2/1/24	2,924	3,024
	Georgia-Pacific LLC	8.000%	1/15/24	3,750	4,807
	Georgia-Pacific LLC	7.375%	12/1/25	1,679	2,132
	Goldcorp Inc.	3.700%	3/15/23	10,558	10,947
	HB Fuller Co.	4.000%	2/15/27	1,047	1,068
	International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,549
	International Paper Co.	3.650%	6/15/24	8,720	8,990
	International Paper Co.	3.800%	1/15/26	8,451	8,680
	LYB International Finance BV	4.000%	7/15/23	5,950	6,276
	LYB International Finance II BV	3.500%	3/2/27	6,947	6,886
	LyondellBasell Industries NV	5.750%	4/15/24	12,375	14,200
	Methanex Corp.	4.250%	12/1/24	3,500	3,443
	Monsanto Co.	2.200%	7/15/22	2,150	2,085
	Monsanto Co.	3.375%	7/15/24	5,598	5,677
	Monsanto Co.	2.850%	4/15/25	8,300	8,018
	Mosaic Co.	4.250%	11/15/23	10,000	10,536
	NewMarket Corp.	4.100%	12/15/22	315	325
	Nucor Corp.	4.125%	9/15/22	3,475	3,708
	Nucor Corp.	4.000%	8/1/23	8,535	9,030
	Packaging Corp. of America	4.500%	11/1/23	10,710	11,533
	Packaging Corp. of America	3.650%	9/15/24	3,050	3,104
	Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	4,750	4,822
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,075	3,955
	Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	9,655	9,930
	Praxair Inc.	2.200%	8/15/22	4,825	4,765
	Praxair Inc.	2.700%	2/21/23	1,250	1,254
	Praxair Inc.	2.650%	2/5/25	1,750	1,729
	Praxair Inc.	3.200%	1/30/26	4,775	4,868
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,340	2,472
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	10,100	10,632
	Rio Tinto Finance USA plc	2.875%	8/21/22	6,144	6,228
	RPM International Inc.	3.450%	11/15/22	2,900	2,961
	RPM International Inc.	3.750%	3/15/27	1,300	1,318
	Sherwin-Williams Co.	3.125%	6/1/24	4,000	4,021
	Sherwin-Williams Co.	3.450%	8/1/25	3,300	3,346
5	Sherwin-Williams Co.	3.950%	1/15/26	2,850	3,003
	Sherwin-Williams Co.	3.450%	6/1/27	2,200	2,215
	Southern Copper Corp.	3.500%	11/8/22	1,500	1,528
	Southern Copper Corp.	3.875%	4/23/25	7,175	7,357
	Vale Overseas Ltd.	6.250%	8/10/26	20,550	22,194
	Westlake Chemical Corp.	3.600%	8/15/26	13,620	13,525
	WestRock RKT Co.	4.000%	3/1/23	6,535	6,842
	Weyerhaeuser Co.	4.625%	9/15/23	5,040	5,491
	Weyerhaeuser Co.	8.500%	1/15/25	600	785
	Yamana Gold Inc.	4.950%	7/15/24	3,105	3,121

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital Goods (1.9%)
	3M Co.	3.000%	8/7/25	2,100	2,126
	3M Co.	2.250%	9/19/26	6,050	5,734
	Bemis Co. Inc.	3.100%	9/15/26	2,000	1,942
	Boeing Co.	1.875%	6/15/23	5,000	4,815
	Boeing Co.	7.950%	8/15/24	387	511
	Boeing Co.	2.850%	10/30/24	4,095	4,133
	Boeing Co.	2.500%	3/1/25	1,092	1,064
	Boeing Co.	2.600%	10/30/25	3,400	3,345
	Boeing Co.	2.250%	6/15/26	1,300	1,239
	Boeing Co.	2.800%	3/1/27	3,100	3,074
	Carlisle Cos. Inc.	3.750%	11/15/22	3,950	3,926
	Caterpillar Financial Services Corp.	2.625%	3/1/23	2,049	2,046
	Caterpillar Financial Services Corp.	3.750%	11/24/23	5,374	5,694
	Caterpillar Financial Services Corp.	3.300%	6/9/24	1,250	1,288
	Caterpillar Financial Services Corp.	3.250%	12/1/24	2,183	2,242
	Caterpillar Financial Services Corp.	2.400%	8/9/26	3,335	3,202
	Caterpillar Inc.	3.400%	5/15/24	12,622	13,147
	Crane Co.	4.450%	12/15/23	3,040	3,195
	Dover Corp.	3.150%	11/15/25	4,014	4,085
	Eaton Corp.	2.750%	11/2/22	14,115	14,206
	Embraer Netherlands Finance BV	5.050%	6/15/25	11,349	11,885
	Embraer Netherlands Finance BV	5.400%	2/1/27	5,125	5,342
5	Embraer Overseas Ltd.	5.696%	9/16/23	4,500	4,866
	Emerson Electric Co.	2.625%	2/15/23	4,275	4,301
	Emerson Electric Co.	3.150%	6/1/25	3,300	3,388
	Flowserve Corp.	3.500%	9/15/22	6,030	6,148
	Flowserve Corp.	4.000%	11/15/23	2,000	2,074
	Fortive Corp.	3.150%	6/15/26	8,475	8,475
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	3,950	4,108
	General Dynamics Corp.	2.250%	11/15/22	4,793	4,755
	General Dynamics Corp.	1.875%	8/15/23	9,040	8,698
	General Dynamics Corp.	2.125%	8/15/26	4,525	4,242
	General Electric Capital Corp.	3.150%	9/7/22	6,286	6,530
	General Electric Capital Corp.	3.100%	1/9/23	13,483	13,983
	General Electric Co.	2.700%	10/9/22	30,375	30,855
	General Electric Co.	3.375%	3/11/24	6,570	6,897
	General Electric Co.	3.450%	5/15/24	5,746	6,036
	Harris Corp.	3.832%	4/27/25	7,473	7,708
	Hexcel Corp.	4.700%	8/15/25	1,500	1,607
	Hexcel Corp.	3.950%	2/15/27	3,645	3,730
	Honeywell International Inc.	3.350%	12/1/23	2,180	2,266
	Honeywell International Inc.	2.500%	11/1/26	12,900	12,358
	Hubbell Inc.	3.350%	3/1/26	3,368	3,383
	Illinois Tool Works Inc.	3.500%	3/1/24	8,650	9,052
	Illinois Tool Works Inc.	2.650%	11/15/26	9,905	9,671
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	10,187	11,020
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	4,900	5,037
	John Deere Capital Corp.	2.800%	1/27/23	3,456	3,485
	John Deere Capital Corp.	2.800%	3/6/23	8,869	8,944
	John Deere Capital Corp.	3.350%	6/12/24	7,000	7,223
	John Deere Capital Corp.	2.650%	6/24/24	3,100	3,073
	John Deere Capital Corp.	3.400%	9/11/25	2,300	2,387
	John Deere Capital Corp.	2.650%	6/10/26	5,014	4,866
	Johnson Controls International plc	3.625%	7/2/24	2,725	2,819
	Johnson Controls International plc	3.900%	2/14/26	6,525	6,816
	L3 Technologies Inc.	3.950%	5/28/24	1,436	1,481
	L3 Technologies Inc.	3.850%	12/15/26	6,255	6,445
	Leggett & Platt Inc.	3.800%	11/15/24	3,200	3,268
	Legrand France SA	8.500%	2/15/25	2,700	3,496
	Lennox International Inc.	3.000%	11/15/23	2,550	2,546
	Lockheed Martin Corp.	3.100%	1/15/23	5,470	5,630
	Lockheed Martin Corp.	2.900%	3/1/25	5,316	5,291

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lockheed Martin Corp.	3.550%	1/15/26	18,075	18,735
	Martin Marietta Materials Inc.	4.250%	7/2/24	2,790	2,920
	Martin Marietta Materials Inc.	3.450%	6/1/27	1,600	1,591
	Masco Corp.	4.450%	4/1/25	4,734	5,076
	Masco Corp.	4.375%	4/1/26	5,000	5,319
	Mohawk Industries Inc.	3.850%	2/1/23	6,487	6,691
	Northrop Grumman Corp.	3.250%	8/1/23	12,714	13,118
	Northrop Grumman Corp.	3.200%	2/1/27	3,400	3,422
	Northrop Grumman Systems Corp.	7.875%	3/1/26	525	701
	Owens Corning	4.200%	12/15/22	5,225	5,527
	Owens Corning	4.200%	12/1/24	3,250	3,391
	Owens Corning	3.400%	8/15/26	5,260	5,179
	Parker-Hannifin Corp.	3.500%	9/15/22	3,000	3,153
	Parker-Hannifin Corp.	3.300%	11/21/24	9,550	9,853
5	Parker-Hannifin Corp.	3.250%	3/1/27	5,945	5,999
	Precision Castparts Corp.	2.500%	1/15/23	12,750	12,692
	Precision Castparts Corp.	3.250%	6/15/25	7,967	8,135
	Raytheon Co.	2.500%	12/15/22	10,475	10,518
	Raytheon Co.	3.150%	12/15/24	2,680	2,755
	Republic Services Inc.	4.750%	5/15/23	1,575	1,734
	Republic Services Inc.	3.200%	3/15/25	8,901	8,979
	Republic Services Inc.	2.900%	7/1/26	875	857
	Rockwell Automation Inc.	2.875%	3/1/25	773	769
	Rockwell Collins Inc.	3.700%	12/15/23	2,510	2,611
	Rockwell Collins Inc.	3.200%	3/15/24	9,750	9,866
	Rockwell Collins Inc.	3.500%	3/15/27	11,250	11,398
	Roper Technologies Inc.	3.125%	11/15/22	3,165	3,219
	Roper Technologies Inc.	3.850%	12/15/25	1,575	1,623
	Roper Technologies Inc.	3.800%	12/15/26	10,350	10,648
	Snap-on Inc.	3.250%	3/1/27	2,575	2,611
	Spirit AeroSystems Inc.	3.850%	6/15/26	2,675	2,695
	Stanley Black & Decker Inc.	2.900%	11/1/22	3,290	3,344
	Textron Inc.	4.300%	3/1/24	2,500	2,653
	Textron Inc.	3.875%	3/1/25	2,150	2,205
	Textron Inc.	4.000%	3/15/26	3,770	3,884
	Textron Inc.	3.650%	3/15/27	1,600	1,605
	Timken CO	3.875%	9/1/24	3,150	3,126
	United Technologies Corp.	2.800%	5/4/24	11,075	11,116
	United Technologies Corp.	2.650%	11/1/26	9,725	9,442
	United Technologies Corp.	3.125%	5/4/27	5,000	4,993
	Vulcan Materials Co.	4.500%	4/1/25	3,300	3,524
5	Wabtec Corp.	3.450%	11/15/26	6,300	6,215
	Waste Management Inc.	2.900%	9/15/22	4,066	4,151
	Waste Management Inc.	2.400%	5/15/23	4,600	4,536
	Waste Management Inc.	3.500%	5/15/24	4,010	4,171
	Waste Management Inc.	3.125%	3/1/25	6,836	6,950
	Xylem Inc.	3.250%	11/1/26	4,475	4,457
	Communication (3.3%)
	21st Century Fox America Inc.	3.000%	9/15/22	14,139	14,358
	21st Century Fox America Inc.	4.000%	10/1/23	2,475	2,605
	21st Century Fox America Inc.	3.700%	9/15/24	3,825	3,979
	21st Century Fox America Inc.	3.700%	10/15/25	5,250	5,401
	21st Century Fox America Inc.	3.375%	11/15/26	1,600	1,599
	Activision Blizzard Inc.	3.400%	9/15/26	11,225	11,269
	Activision Blizzard Inc.	3.400%	6/15/27	2,200	2,189
	America Movil SAB de CV	3.125%	7/16/22	13,925	14,209
	American Tower Corp.	3.500%	1/31/23	12,070	12,358
	American Tower Corp.	5.000%	2/15/24	9,228	10,193
	American Tower Corp.	4.000%	6/1/25	10,335	10,674
	American Tower Corp.	4.400%	2/15/26	4,825	5,054
	American Tower Corp.	3.375%	10/15/26	2,920	2,855
	American Tower Corp.	3.125%	1/15/27	2,275	2,181
	American Tower Corp.	3.550%	7/15/27	1,750	1,734

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AT&T Inc.	2.625%	12/1/22	13,796	13,534
	AT&T Inc.	3.600%	2/17/23	23,027	23,570
	AT&T Inc.	3.800%	3/1/24	8,600	8,793
	AT&T Inc.	3.900%	3/11/24	1,161	1,189
	AT&T Inc.	4.450%	4/1/24	15,479	16,297
	AT&T Inc.	3.950%	1/15/25	12,202	12,441
	AT&T Inc.	3.400%	5/15/25	45,397	44,626
	AT&T Inc.	4.125%	2/17/26	22,843	23,417
	AT&T Inc.	4.250%	3/1/27	18,248	18,860
	CBS Corp.	2.500%	2/15/23	3,600	3,563
	CBS Corp.	3.700%	8/15/24	10,295	10,547
	CBS Corp.	3.500%	1/15/25	5,500	5,543
	CBS Corp.	4.000%	1/15/26	5,500	5,668
	CBS Corp.	2.900%	1/15/27	6,075	5,749
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	8,560	8,989
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.464%	7/23/22	26,395	28,143
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	40,795	44,079
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,428	9,947
	Comcast Corp.	3.125%	7/15/22	8,976	9,283
	Comcast Corp.	2.850%	1/15/23	2,475	2,507
	Comcast Corp.	2.750%	3/1/23	9,456	9,536
	Comcast Corp.	3.000%	2/1/24	10,600	10,738
	Comcast Corp.	3.600%	3/1/24	8,848	9,275
	Comcast Corp.	3.375%	2/15/25	14,600	15,000
	Comcast Corp.	3.375%	8/15/25	10,831	11,098
	Comcast Corp.	3.150%	3/1/26	16,207	16,280
	Comcast Corp.	2.350%	1/15/27	14,580	13,661
	Comcast Corp.	3.300%	2/1/27	14,175	14,361
	Crown Castle International Corp.	5.250%	1/15/23	17,941	19,916
	Crown Castle International Corp.	4.450%	2/15/26	10,353	10,983
	Crown Castle International Corp.	3.700%	6/15/26	6,500	6,529
	Crown Castle International Corp.	4.000%	3/1/27	2,550	2,622
	Discovery Communications LLC	3.250%	4/1/23	2,150	2,116
	Discovery Communications LLC	3.800%	3/13/24	4,250	4,297
	Discovery Communications LLC	3.450%	3/15/25	3,400	3,303
	Discovery Communications LLC	4.900%	3/11/26	6,146	6,506
	Electronic Arts Inc.	4.800%	3/1/26	4,500	4,923
	Grupo Televisa SAB	6.625%	3/18/25	2,100	2,486
	Grupo Televisa SAB	4.625%	1/30/26	6,600	6,950
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,750	2,852
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	6,640	6,950
	Moody's Corp.	4.500%	9/1/22	6,191	6,693
	Moody's Corp.	4.875%	2/15/24	6,715	7,392
	NBCUniversal Media LLC	2.875%	1/15/23	22,302	22,629
	Omnicom Group Inc.	3.650%	11/1/24	13,665	13,973
	Omnicom Group Inc.	3.600%	4/15/26	7,750	7,796
	Pacific Bell Telephone Co.	7.125%	3/15/26	1,250	1,517
	RELX Capital Inc.	3.125%	10/15/22	6,482	6,511
	Rogers Communications Inc.	3.000%	3/15/23	3,745	3,767
	Rogers Communications Inc.	4.100%	10/1/23	8,640	9,177
	Rogers Communications Inc.	3.625%	12/15/25	3,650	3,750
	Rogers Communications Inc.	2.900%	11/15/26	5,700	5,504
	S&P Global Inc.	4.000%	6/15/25	13,170	13,753
	S&P Global Inc.	4.400%	2/15/26	5,500	6,015
	S&P Global Inc.	2.950%	1/22/27	4,500	4,318
6	Scripps Networks Interactive Inc.	3.900%	11/15/24	4,400	4,556
	Telefonica Emisiones SAU	4.570%	4/27/23	6,495	7,071
	Telefonica Emisiones SAU	4.103%	3/8/27	13,230	13,670
	Thomson Reuters Corp.	4.300%	11/23/23	5,150	5,527
	Thomson Reuters Corp.	3.850%	9/29/24	3,604	3,726
	Thomson Reuters Corp.	3.350%	5/15/26	10,100	10,015
	Time Warner Cos. Inc.	7.570%	2/1/24	3,000	3,729

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Entertainment Co. LP	8.375%	3/15/23	4,458	5,605
Time Warner Inc.	4.050%	12/15/23	3,175	3,341
Time Warner Inc.	3.550%	6/1/24	2,950	2,988
Time Warner Inc.	3.600%	7/15/25	13,215	13,251
Time Warner Inc.	3.875%	1/15/26	7,525	7,637
Time Warner Inc.	2.950%	7/15/26	160	151
Time Warner Inc.	3.800%	2/15/27	17,432	17,543
Verizon Communications Inc.	2.450%	11/1/22	14,841	14,544
Verizon Communications Inc.	5.150%	9/15/23	65,419	72,536
Verizon Communications Inc.	4.150%	3/15/24	15,585	16,393
Verizon Communications Inc.	3.500%	11/1/24	25,677	25,891
Verizon Communications Inc.	2.625%	8/15/26	20,750	19,129
Verizon Communications Inc.	4.125%	3/16/27	29,500	30,463
Viacom Inc.	4.250%	9/1/23	10,450	10,893
Viacom Inc.	3.875%	4/1/24	10,279	10,459
Viacom Inc.	3.450%	10/4/26	2,015	1,942
Vodafone Group plc	2.500%	9/26/22	8,850	8,782
Vodafone Group plc	2.950%	2/19/23	13,373	13,443
Walt Disney Co.	2.350%	12/1/22	7,182	7,193
Walt Disney Co.	3.150%	9/17/25	7,000	7,127
Walt Disney Co.	3.000%	2/13/26	8,933	8,966
Walt Disney Co.	1.850%	7/30/26	9,170	8,345
Walt Disney Co.	2.950%	6/15/27	4,000	3,962
WPP Finance 2010	3.625%	9/7/22	250	259
WPP Finance 2010	3.750%	9/19/24	6,848	7,031
Consumer Cyclical (3.1%)
Advance Auto Parts Inc.	4.500%	12/1/23	3,646	3,862
Alibaba Group Holding Ltd.	3.600%	11/28/24	16,675	17,188
Amazon.com Inc.	2.500%	11/29/22	12,648	12,751
Amazon.com Inc.	3.800%	12/5/24	8,654	9,218
American Honda Finance Corp.	2.900%	2/16/24	5,250	5,316
American Honda Finance Corp.	2.300%	9/9/26	2,300	2,166
Automatic Data Processing Inc.	3.375%	9/15/25	7,305	7,599
AutoNation Inc.	4.500%	10/1/25	3,740	3,910
AutoZone Inc.	2.875%	1/15/23	125	124
AutoZone Inc.	3.125%	7/15/23	3,180	3,193
AutoZone Inc.	3.250%	4/15/25	3,700	3,637
AutoZone Inc.	3.125%	4/21/26	4,000	3,852
AutoZone Inc.	3.750%	6/1/27	3,100	3,105
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,925	1,912
Block Financial LLC	5.500%	11/1/22	4,450	4,811
Block Financial LLC	5.250%	10/1/25	4,450	4,705
BorgWarner Inc.	3.375%	3/15/25	2,950	2,965
Coach Inc.	3.000%	7/15/22	4,000	3,943
Coach Inc.	4.250%	4/1/25	5,000	5,096
Coach Inc.	4.125%	7/15/27	2,500	2,475
Costco Wholesale Corp.	2.750%	5/18/24	8,800	8,772
Costco Wholesale Corp.	3.000%	5/18/27	8,800	8,762
Cummins Inc.	3.650%	10/1/23	2,989	3,158
CVS Health Corp.	3.500%	7/20/22	12,200	12,646
CVS Health Corp.	2.750%	12/1/22	11,496	11,514
CVS Health Corp.	4.750%	12/1/22	2,000	2,188
CVS Health Corp.	4.000%	12/5/23	8,968	9,462
CVS Health Corp.	3.375%	8/12/24	9,325	9,463
CVS Health Corp.	3.875%	7/20/25	25,107	26,155
CVS Health Corp.	2.875%	6/1/26	17,007	16,478
Darden Restaurants Inc.	3.850%	5/1/27	4,050	4,109
Delphi Automotive plc	4.250%	1/15/26	4,500	4,764
Delphi Corp.	4.150%	3/15/24	5,016	5,267
Dollar General Corp.	3.250%	4/15/23	4,495	4,576
Dollar General Corp.	4.150%	11/1/25	6,912	7,285
Dollar General Corp.	3.875%	4/15/27	4,250	4,356
DR Horton Inc.	4.375%	9/15/22	3,250	3,441

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DR Horton Inc.	4.750%	2/15/23	2,500	2,697
DR Horton Inc.	5.750%	8/15/23	3,600	4,086
eBay Inc.	2.600%	7/15/22	8,655	8,575
eBay Inc.	2.750%	1/30/23	5,000	4,954
eBay Inc.	3.450%	8/1/24	6,625	6,687
eBay Inc.	3.600%	6/5/27	7,375	7,296
Expedia Inc.	4.500%	8/15/24	3,610	3,796
Expedia Inc.	5.000%	2/15/26	6,435	7,047
Ford Motor Co.	4.346%	12/8/26	7,000	7,210
Ford Motor Credit Co. LLC	4.250%	9/20/22	7,550	7,910
Ford Motor Credit Co. LLC	3.096%	5/4/23	5,250	5,186
Ford Motor Credit Co. LLC	4.375%	8/6/23	9,750	10,188
Ford Motor Credit Co. LLC	3.810%	1/9/24	10,000	10,108
Ford Motor Credit Co. LLC	3.664%	9/8/24	12,150	12,107
Ford Motor Credit Co. LLC	4.134%	8/4/25	13,969	14,135
Ford Motor Credit Co. LLC	4.389%	1/8/26	10,215	10,506
General Motors Co.	4.875%	10/2/23	18,953	20,304
General Motors Co.	4.000%	4/1/25	1,150	1,151
General Motors Financial Co. Inc.	3.700%	5/9/23	11,000	11,151
General Motors Financial Co. Inc.	4.250%	5/15/23	6,396	6,686
General Motors Financial Co. Inc.	3.950%	4/13/24	12,500	12,661
General Motors Financial Co. Inc.	4.000%	1/15/25	9,430	9,436
General Motors Financial Co. Inc.	4.300%	7/13/25	6,025	6,144
General Motors Financial Co. Inc.	5.250%	3/1/26	8,750	9,430
General Motors Financial Co. Inc.	4.000%	10/6/26	7,400	7,360
General Motors Financial Co. Inc.	4.350%	1/17/27	10,120	10,214
Harley-Davidson Inc.	3.500%	7/28/25	6,400	6,526
Harman International Industries Inc.	4.150%	5/15/25	2,600	2,717
Home Depot Inc.	2.700%	4/1/23	7,475	7,575
Home Depot Inc.	3.750%	2/15/24	9,225	9,796
Home Depot Inc.	3.350%	9/15/25	9,682	10,047
Home Depot Inc.	3.000%	4/1/26	15,477	15,536
Home Depot Inc.	2.125%	9/15/26	7,900	7,385
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	2,058
Hyatt Hotels Corp.	4.850%	3/15/26	3,643	3,977
Kohl's Corp.	3.250%	2/1/23	3,460	3,317
Kohl's Corp.	4.750%	12/15/23	2,250	2,304
Kohl's Corp.	4.250%	7/17/25	5,150	5,064
Lear Corp.	5.375%	3/15/24	1,464	1,556
Lear Corp.	5.250%	1/15/25	6,000	6,345
Lowe's Cos. Inc.	3.875%	9/15/23	6,950	7,467
Lowe's Cos. Inc.	3.125%	9/15/24	2,461	2,513
Lowe's Cos. Inc.	3.375%	9/15/25	13,240	13,637
Lowe's Cos. Inc.	2.500%	4/15/26	8,385	8,063
Lowe's Cos. Inc.	3.100%	5/3/27	11,575	11,536
Macy's Retail Holdings Inc.	2.875%	2/15/23	11,038	10,117
Macy's Retail Holdings Inc.	4.375%	9/1/23	3,495	3,430
Macy's Retail Holdings Inc.	3.625%	6/1/24	5,545	5,101
Magna International Inc.	3.625%	6/15/24	8,000	8,220
Magna International Inc.	4.150%	10/1/25	5,500	5,847
Marriott International Inc.	3.250%	9/15/22	4,375	4,470
Marriott International Inc.	3.750%	3/15/25	2,500	2,574
Marriott International Inc.	3.750%	10/1/25	1,335	1,372
Marriott International Inc.	3.125%	6/15/26	8,325	8,194
Mastercard Inc.	3.375%	4/1/24	8,480	8,835
Mastercard Inc.	2.950%	11/21/26	10,550	10,576
McDonald's Corp.	3.375%	5/26/25	6,155	6,268
McDonald's Corp.	3.700%	1/30/26	15,403	15,941
McDonald's Corp.	3.500%	3/1/27	11,800	11,993
NIKE Inc.	2.250%	5/1/23	2,623	2,592
NIKE Inc.	2.375%	11/1/26	7,525	7,133
Nordstrom Inc.	4.000%	3/15/27	3,400	3,325
NVR Inc.	3.950%	9/15/22	4,921	5,111
O'Reilly Automotive Inc.	3.800%	9/1/22	3,000	3,142

56

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
O'Reilly Automotive Inc.	3.850%	6/15/23	3,675	3,828
O'Reilly Automotive Inc.	3.550%	3/15/26	3,212	3,233
Priceline Group Inc.	3.650%	3/15/25	6,850	7,016
Priceline Group Inc.	3.600%	6/1/26	6,320	6,392
QVC Inc.	5.125%	7/2/22	4,610	4,873
QVC Inc.	4.375%	3/15/23	4,100	4,144
QVC Inc.	4.850%	4/1/24	7,725	7,894
QVC Inc.	4.450%	2/15/25	1,265	1,254
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	5,700	6,299
Signet UK Finance plc	4.700%	6/15/24	3,200	3,096
Staples Inc.	4.375%	1/12/23	3,225	3,265
Starbucks Corp.	3.850%	10/1/23	7,740	8,317
Starbucks Corp.	2.450%	6/15/26	3,600	3,462
Target Corp.	3.500%	7/1/24	7,477	7,744
Target Corp.	2.500%	4/15/26	9,208	8,725
TJX Cos. Inc.	2.500%	5/15/23	4,225	4,196
TJX Cos. Inc.	2.250%	9/15/26	8,510	7,929
Toyota Motor Credit Corp.	2.800%	7/13/22	3,225	3,278
Toyota Motor Credit Corp.	2.625%	1/10/23	3,250	3,251
Toyota Motor Credit Corp.	2.250%	10/18/23	5,500	5,352
Toyota Motor Credit Corp.	2.900%	4/17/24	6,250	6,272
Toyota Motor Credit Corp.	3.200%	1/11/27	6,820	6,893
Visa Inc.	2.800%	12/14/22	17,853	18,180
Visa Inc.	3.150%	12/14/25	46,200	46,816
Wal-Mart Stores Inc.	2.550%	4/11/23	18,331	18,440
Wal-Mart Stores Inc.	3.300%	4/22/24	17,943	18,731
Walgreen Co.	3.100%	9/15/22	6,786	6,920
Walgreens Boots Alliance Inc.	3.800%	11/18/24	19,276	20,016
Walgreens Boots Alliance Inc.	3.450%	6/1/26	20,920	20,872
Wyndham Worldwide Corp.	3.900%	3/1/23	7,125	7,329
Wyndham Worldwide Corp.	5.100%	10/1/25	2,740	2,956
Wyndham Worldwide Corp.	4.500%	4/1/27	2,000	2,060
Consumer Noncyclical (6.5%)
Abbott Laboratories	3.250%	4/15/23	6,310	6,404
Abbott Laboratories	3.400%	11/30/23	21,300	21,807
Abbott Laboratories	2.950%	3/15/25	6,625	6,455
Abbott Laboratories	3.875%	9/15/25	2,265	2,328
Abbott Laboratories	3.750%	11/30/26	30,317	30,943
AbbVie Inc.	2.900%	11/6/22	24,886	25,096
AbbVie Inc.	3.200%	11/6/22	10,045	10,288
AbbVie Inc.	2.850%	5/14/23	9,342	9,318
AbbVie Inc.	3.600%	5/14/25	33,563	34,230
AbbVie Inc.	3.200%	5/14/26	22,211	21,990
Actavis Inc.	3.250%	10/1/22	15,792	16,114
Agilent Technologies Inc.	3.200%	10/1/22	3,275	3,327
Agilent Technologies Inc.	3.875%	7/15/23	6,545	6,844
Agilent Technologies Inc.	3.050%	9/22/26	2,500	2,425
Allergan Funding SCS	3.850%	6/15/24	14,075	14,658
Allergan Funding SCS	3.800%	3/15/25	35,750	36,921
Allergan Inc.	2.800%	3/15/23	4,270	4,226
Altria Group Inc.	2.850%	8/9/22	17,363	17,603
Altria Group Inc.	2.950%	5/2/23	4,150	4,195
Altria Group Inc.	4.000%	1/31/24	11,990	12,772
Altria Group Inc.	2.625%	9/16/26	4,000	3,855
AmerisourceBergen Corp.	3.400%	5/15/24	4,900	5,024
AmerisourceBergen Corp.	3.250%	3/1/25	3,750	3,788
Amgen Inc.	2.250%	8/19/23	7,550	7,373
Amgen Inc.	3.625%	5/22/24	13,750	14,341
Amgen Inc.	3.125%	5/1/25	8,075	8,089
Amgen Inc.	2.600%	8/19/26	11,015	10,428
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	10,852	10,778
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	54,185	55,747
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	12,266	12,841

57

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	97,458	100,425
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	33,451	33,407
	Archer-Daniels-Midland Co.	2.500%	8/11/26	9,538	9,124
	AstraZeneca plc	3.375%	11/16/25	13,036	13,327
	AstraZeneca plc	3.125%	6/12/27	6,600	6,552
	Baxalta Inc.	4.000%	6/23/25	14,975	15,618
	Baxter International Inc.	2.600%	8/15/26	5,717	5,443
	Beam Suntory Inc.	3.250%	6/15/23	500	505
	Becton Dickinson & Co.	3.363%	6/6/24	8,500	8,470
	Becton Dickinson & Co.	3.734%	12/15/24	7,897	8,038
6	Becton Dickinson & Co.	3.700%	6/6/27	12,925	12,871
	Biogen Inc.	3.625%	9/15/22	9,291	9,719
	Biogen Inc.	4.050%	9/15/25	18,260	19,289
	Boston Scientific Corp.	4.125%	10/1/23	3,906	4,125
	Boston Scientific Corp.	3.850%	5/15/25	2,350	2,426
	Bristol-Myers Squibb Co.	2.000%	8/1/22	10,710	10,538
	Bristol-Myers Squibb Co.	7.150%	6/15/23	425	520
	Bunge Ltd. Finance Corp.	3.250%	8/15/26	6,012	5,723
	Campbell Soup Co.	2.500%	8/2/22	3,750	3,734
	Campbell Soup Co.	3.300%	3/19/25	900	909
	Cardinal Health Inc.	3.200%	3/15/23	3,000	3,063
	Cardinal Health Inc.	3.079%	6/15/24	8,000	8,024
	Cardinal Health Inc.	3.750%	9/15/25	3,100	3,208
	Cardinal Health Inc.	3.410%	6/15/27	12,065	12,095
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	4,000	3,915
	Celgene Corp.	3.250%	8/15/22	10,287	10,576
	Celgene Corp.	3.550%	8/15/22	6,672	6,945
	Celgene Corp.	4.000%	8/15/23	5,350	5,668
	Celgene Corp.	3.625%	5/15/24	8,242	8,538
	Celgene Corp.	3.875%	8/15/25	22,320	23,323
	Clorox Co.	3.050%	9/15/22	4,540	4,646
	Clorox Co.	3.500%	12/15/24	5,000	5,166
	Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	5,420	5,545
	Coca-Cola Co.	2.500%	4/1/23	1,720	1,725
	Coca-Cola Co.	3.200%	11/1/23	10,560	10,940
	Coca-Cola Co.	2.875%	10/27/25	14,250	14,349
	Coca-Cola Co.	2.550%	6/1/26	2,000	1,938
	Coca-Cola Co.	2.250%	9/1/26	13,350	12,636
	Coca-Cola Co.	2.900%	5/25/27	4,500	4,465
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	7,900	8,289
	Colgate-Palmolive Co.	1.950%	2/1/23	5,000	4,917
	Colgate-Palmolive Co.	2.100%	5/1/23	3,432	3,366
	Colgate-Palmolive Co.	3.250%	3/15/24	4,610	4,773
	Conagra Brands Inc.	3.250%	9/15/22	2,525	2,553
	Conagra Brands Inc.	3.200%	1/25/23	5,183	5,223
	Constellation Brands Inc.	4.250%	5/1/23	13,800	14,749
	Constellation Brands Inc.	4.750%	11/15/24	3,700	4,033
	Constellation Brands Inc.	4.750%	12/1/25	2,617	2,866
	Constellation Brands Inc.	3.700%	12/6/26	8,350	8,496
	Constellation Brands Inc.	3.500%	5/9/27	4,000	4,015
	CR Bard Inc.	3.000%	5/15/26	4,050	4,050
	Danaher Corp.	3.350%	9/15/25	4,375	4,553
	Diageo Capital plc	2.625%	4/29/23	8,610	8,649
	Dignity Health California GO	3.125%	11/1/22	1,833	1,836
	Dignity Health California GO	3.812%	11/1/24	3,000	3,046
	Dr Pepper Snapple Group Inc.	3.130%	12/15/23	9,700	9,842
	Dr Pepper Snapple Group Inc.	3.400%	11/15/25	1,900	1,925
	Dr Pepper Snapple Group Inc.	2.550%	9/15/26	2,600	2,446
	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	600	601
5	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	2,425	2,445
	Eli Lilly & Co.	2.750%	6/1/25	7,085	7,070
	Eli Lilly & Co.	3.100%	5/15/27	7,100	7,154
	Estee Lauder Cos. Inc.	3.150%	3/15/27	4,600	4,638
	Express Scripts Holding Co.	3.000%	7/15/23	15,616	15,566

58

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Express Scripts Holding Co.	3.500%	6/15/24	9,250	9,335
	Express Scripts Holding Co.	4.500%	2/25/26	14,701	15,552
	Express Scripts Holding Co.	3.400%	3/1/27	13,825	13,446
	Flowers Foods Inc.	3.500%	10/1/26	1,600	1,570
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,950	1,939
	General Mills Inc.	3.650%	2/15/24	2,359	2,460
	General Mills Inc.	3.200%	2/10/27	5,700	5,653
	Gilead Sciences Inc.	3.250%	9/1/22	9,085	9,409
	Gilead Sciences Inc.	2.500%	9/1/23	9,530	9,386
	Gilead Sciences Inc.	3.700%	4/1/24	19,183	20,008
	Gilead Sciences Inc.	3.500%	2/1/25	16,835	17,263
	Gilead Sciences Inc.	3.650%	3/1/26	23,663	24,317
	Gilead Sciences Inc.	2.950%	3/1/27	7,217	6,992
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,295	6,365
	Hershey Co.	2.625%	5/1/23	1,250	1,254
	Hershey Co.	3.200%	8/21/25	1,900	1,929
	Hershey Co.	2.300%	8/15/26	4,563	4,289
	Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,976	9,470
	Ingredion Inc.	3.200%	10/1/26	4,250	4,186
	JM Smucker Co.	3.500%	3/15/25	9,275	9,508
	Johnson & Johnson	2.050%	3/1/23	7,150	7,067
	Johnson & Johnson	3.375%	12/5/23	6,750	7,169
	Johnson & Johnson	2.450%	3/1/26	17,400	16,974
	Johnson & Johnson	2.950%	3/3/27	8,800	8,926
	Kaiser Foundation Hospitals	3.150%	5/1/27	5,025	5,037
	Kellogg Co.	2.650%	12/1/23	6,900	6,785
	Kellogg Co.	3.250%	4/1/26	7,475	7,441
	Kimberly-Clark Corp.	2.400%	6/1/23	1,625	1,614
	Kimberly-Clark Corp.	3.050%	8/15/25	2,400	2,431
	Kimberly-Clark Corp.	2.750%	2/15/26	4,835	4,813
	Kraft Heinz Foods Co.	3.500%	7/15/22	8,275	8,530
	Kraft Heinz Foods Co.	3.950%	7/15/25	15,988	16,453
	Kraft Heinz Foods Co.	3.000%	6/1/26	19,686	18,807
	Laboratory Corp. of America Holdings	3.750%	8/23/22	4,300	4,465
	Laboratory Corp. of America Holdings	4.000%	11/1/23	2,175	2,269
	Laboratory Corp. of America Holdings	3.600%	2/1/25	7,475	7,564
	McKesson Corp.	2.700%	12/15/22	4,450	4,410
	McKesson Corp.	2.850%	3/15/23	545	543
	McKesson Corp.	3.796%	3/15/24	10,630	11,087
	Mead Johnson Nutrition Co.	4.125%	11/15/25	6,880	7,395
	Medtronic Global Holdings SCA	3.350%	4/1/27	4,498	4,588
	Medtronic Inc.	2.750%	4/1/23	2,950	2,964
	Medtronic Inc.	3.625%	3/15/24	7,400	7,784
	Medtronic Inc.	3.500%	3/15/25	36,654	38,031
	Merck & Co. Inc.	2.400%	9/15/22	9,823	9,886
	Merck & Co. Inc.	2.800%	5/18/23	13,790	14,053
6	Merck & Co. Inc.	2.750%	2/10/25	20,567	20,455
	Molson Coors Brewing Co.	3.000%	7/15/26	20,330	19,610
	Mylan Inc.	4.200%	11/29/23	4,875	5,109
6	Mylan NV	3.950%	6/15/26	17,880	18,111
	Newell Brands Inc.	3.850%	4/1/23	18,490	19,403
	Newell Brands Inc.	4.000%	12/1/24	6,480	6,789
	Newell Brands Inc.	3.900%	11/1/25	3,751	3,897
	Newell Brands Inc.	4.200%	4/1/26	17,965	19,056
	Novartis Capital Corp.	2.400%	9/21/22	14,289	14,332
	Novartis Capital Corp.	3.400%	5/6/24	18,190	18,956
	Novartis Capital Corp.	3.000%	11/20/25	15,066	15,199
	Novartis Capital Corp.	3.100%	5/17/27	4,000	4,044
	PepsiCo Inc.	3.100%	7/17/22	6,625	6,847
	PepsiCo Inc.	2.750%	3/1/23	13,000	13,158
	PepsiCo Inc.	3.600%	3/1/24	3,545	3,740
	PepsiCo Inc.	2.750%	4/30/25	13,288	13,195
	PepsiCo Inc.	3.500%	7/17/25	6,970	7,278
	PepsiCo Inc.	2.850%	2/24/26	2,150	2,142

59

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	2.375%	10/6/26	13,400	12,759
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	6,767	6,864
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	12,000	12,380
	Pfizer Inc.	3.000%	6/15/23	6,843	7,062
	Pfizer Inc.	5.800%	8/12/23	250	295
	Pfizer Inc.	3.400%	5/15/24	4,835	5,067
	Pfizer Inc.	2.750%	6/3/26	16,820	16,532
	Pfizer Inc.	3.000%	12/15/26	14,600	14,612
	Philip Morris International Inc.	2.500%	8/22/22	4,608	4,599
	Philip Morris International Inc.	2.625%	3/6/23	4,760	4,737
	Philip Morris International Inc.	2.125%	5/10/23	4,400	4,260
	Philip Morris International Inc.	3.600%	11/15/23	4,875	5,087
	Philip Morris International Inc.	3.250%	11/10/24	7,490	7,627
	Philip Morris International Inc.	3.375%	8/11/25	6,865	7,029
	Philip Morris International Inc.	2.750%	2/25/26	8,025	7,831
	Procter & Gamble Co.	3.100%	8/15/23	7,789	8,080
	Procter & Gamble Co.	2.700%	2/2/26	5,733	5,707
	Procter & Gamble Co.	2.450%	11/3/26	8,050	7,878
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	1,675	1,608
	Quest Diagnostics Inc.	4.250%	4/1/24	2,600	2,756
	Quest Diagnostics Inc.	3.500%	3/30/25	1,450	1,463
	Quest Diagnostics Inc.	3.450%	6/1/26	7,325	7,325
	Reynolds American Inc.	4.850%	9/15/23	3,500	3,862
	Reynolds American Inc.	4.450%	6/12/25	23,258	24,926
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	25,094	24,785
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	22,655	22,126
	SSM Health Care Corp.	3.823%	6/1/27	2,900	2,968
	Stryker Corp.	3.375%	5/15/24	4,625	4,743
	Stryker Corp.	3.375%	11/1/25	6,516	6,622
	Stryker Corp.	3.500%	3/15/26	6,230	6,380
	Sysco Corp.	3.750%	10/1/25	5,000	5,194
	Sysco Corp.	3.300%	7/15/26	6,715	6,642
	Sysco Corp.	3.250%	7/15/27	3,450	3,395
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	8,924	8,889
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	27,746	26,994
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	29,700	28,184
	The Kroger Co.	3.850%	8/1/23	7,670	7,969
	The Kroger Co.	4.000%	2/1/24	6,706	6,945
	The Kroger Co.	2.650%	10/15/26	6,541	6,030
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	5,475	5,562
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	14,520	14,659
	Thermo Fisher Scientific Inc.	4.150%	2/1/24	10,545	11,231
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	4,250	4,371
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	10,730	10,492
	Tyson Foods Inc.	3.950%	8/15/24	14,731	15,418
6	Tyson Foods Inc.	3.550%	6/2/27	11,600	11,735
6	Unilever Capital Corp.	2.600%	5/5/24	15,500	15,280
	Unilever Capital Corp.	3.100%	7/30/25	2,675	2,700
	Unilever Capital Corp.	2.000%	7/28/26	6,700	6,157
	Whirlpool Corp.	4.000%	3/1/24	2,925	3,071
	Whirlpool Corp.	3.700%	5/1/25	2,975	3,058
	Whole Foods Market Inc.	5.200%	12/3/25	8,500	9,751
	Wyeth LLC	7.250%	3/1/23	1,000	1,241
	Wyeth LLC	6.450%	2/1/24	8,250	10,034
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	14,805	14,944
	Zoetis Inc.	3.250%	2/1/23	13,973	14,318
	Zoetis Inc.	4.500%	11/13/25	3,170	3,467
	Energy (4.2%)
	Anadarko Petroleum Corp.	3.450%	7/15/24	6,825	6,699
	Anadarko Petroleum Corp.	5.550%	3/15/26	11,570	12,902
	Apache Corp.	2.625%	1/15/23	1,250	1,220
	Boardwalk Pipelines LP	3.375%	2/1/23	2,037	2,010
	Boardwalk Pipelines LP	4.950%	12/15/24	4,380	4,619

60

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boardwalk Pipelines LP	5.950%	6/1/26	6,090	6,779
	BP Capital Markets plc	2.500%	11/6/22	14,464	14,308
	BP Capital Markets plc	2.750%	5/10/23	19,513	19,431
	BP Capital Markets plc	3.994%	9/26/23	6,800	7,197
	BP Capital Markets plc	3.216%	11/28/23	6,225	6,318
	BP Capital Markets plc	3.814%	2/10/24	7,727	8,063
	BP Capital Markets plc	3.224%	4/14/24	8,600	8,664
	BP Capital Markets plc	3.535%	11/4/24	5,540	5,678
	BP Capital Markets plc	3.506%	3/17/25	11,819	12,080
	BP Capital Markets plc	3.119%	5/4/26	13,375	13,211
	BP Capital Markets plc	3.017%	1/16/27	4,990	4,855
	BP Capital Markets plc	3.588%	4/14/27	2,500	2,539
	Buckeye Partners LP	4.150%	7/1/23	4,850	5,009
	Buckeye Partners LP	4.350%	10/15/24	315	325
	Buckeye Partners LP	3.950%	12/1/26	6,025	5,964
	Canadian Natural Resources Ltd.	2.950%	1/15/23	9,000	8,967
	Canadian Natural Resources Ltd.	3.800%	4/15/24	5,695	5,759
	Canadian Natural Resources Ltd.	3.900%	2/1/25	1,791	1,807
6	Canadian Natural Resources Ltd.	3.850%	6/1/27	11,500	11,434
	Cenovus Energy Inc.	3.000%	8/15/22	4,529	4,314
	Cenovus Energy Inc.	3.800%	9/15/23	3,000	2,959
5	Cenovus Energy Inc.	4.250%	4/15/27	11,971	11,408
	Chevron Corp.	2.355%	12/5/22	19,720	19,617
	Chevron Corp.	2.566%	5/16/23	3,852	3,851
	Chevron Corp.	3.191%	6/24/23	22,400	23,117
	Chevron Corp.	2.895%	3/3/24	9,250	9,319
	Chevron Corp.	3.326%	11/17/25	7,064	7,249
	Chevron Corp.	2.954%	5/16/26	17,792	17,673
6	Cimarex Energy Co.	4.375%	6/1/24	7,090	7,445
	Cimarex Energy Co.	3.900%	5/15/27	2,300	2,313
	Columbia Pipeline Group Inc.	4.500%	6/1/25	8,450	8,975
	ConocoPhillips Co.	2.400%	12/15/22	15,963	15,676
	ConocoPhillips Co.	3.350%	11/15/24	10,650	10,852
	ConocoPhillips Co.	4.950%	3/15/26	11,490	12,811
	Devon Energy Corp.	5.850%	12/15/25	5,680	6,488
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	6,791	6,947
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	25	25
	Enable Midstream Partners LP	3.900%	5/15/24	4,450	4,413
	Enable Midstream Partners LP	4.400%	3/15/27	6,800	6,826
	Enbridge Energy Partners LP	5.875%	10/15/25	2,625	2,992
	Enbridge Inc.	2.900%	7/15/22	2,100	2,099
	Enbridge Inc.	4.000%	10/1/23	2,050	2,141
	Enbridge Inc.	3.500%	6/10/24	6,630	6,642
	Enbridge Inc.	4.250%	12/1/26	8,500	8,889
	Enbridge Inc.	3.700%	7/15/27	3,200	3,200
	Energy Transfer LP	3.600%	2/1/23	10,308	10,366
	Energy Transfer LP	4.900%	2/1/24	4,000	4,234
	Energy Transfer LP	4.050%	3/15/25	11,950	11,973
	Energy Transfer LP	4.750%	1/15/26	5,617	5,853
	Energy Transfer LP	4.200%	4/15/27	2,500	2,494
	EnLink Midstream Partners LP	4.400%	4/1/24	7,686	7,840
	EnLink Midstream Partners LP	4.150%	6/1/25	3,025	2,999
	EnLink Midstream Partners LP	4.850%	7/15/26	6,030	6,271
	Enterprise Products Operating LLC	3.350%	3/15/23	15,639	16,056
	Enterprise Products Operating LLC	3.900%	2/15/24	5,800	6,033
	Enterprise Products Operating LLC	3.750%	2/15/25	15,441	15,905
	Enterprise Products Operating LLC	3.700%	2/15/26	2,422	2,467
	EOG Resources Inc.	2.625%	3/15/23	8,955	8,836
	EOG Resources Inc.	3.150%	4/1/25	3,745	3,707
	EOG Resources Inc.	4.150%	1/15/26	7,540	7,938
	EQT Midstream Partners LP	4.000%	8/1/24	3,300	3,349
	EQT Midstream Partners LP	4.125%	12/1/26	950	959
	Exxon Mobil Corp.	2.726%	3/1/23	17,300	17,470
	Exxon Mobil Corp.	3.176%	3/15/24	1,950	2,006

61

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Exxon Mobil Corp.	2.709%	3/6/25	12,400	12,305
	Exxon Mobil Corp.	3.043%	3/1/26	20,622	20,767
	Halliburton Co.	3.500%	8/1/23	7,671	7,887
	Halliburton Co.	3.800%	11/15/25	18,640	19,123
	Helmerich & Payne International Drilling Co.	4.650%	3/15/25	1,010	1,065
	Hess Corp.	3.500%	7/15/24	1,500	1,454
	Hess Corp.	4.300%	4/1/27	10,000	9,766
	HollyFrontier Corp.	5.875%	4/1/26	8,700	9,226
	Husky Energy Inc.	4.000%	4/15/24	8,705	8,818
	Kerr-McGee Corp.	6.950%	7/1/24	3,950	4,641
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	10,110	10,420
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	6,550	6,577
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,585	10,615
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	5,575	5,723
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	10,749	11,121
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	4,450	4,594
	Kinder Morgan Inc.	4.300%	6/1/25	6,603	6,849
	Magellan Midstream Partners LP	5.000%	3/1/26	2,400	2,657
	Marathon Oil Corp.	2.800%	11/1/22	7,710	7,402
	Marathon Oil Corp.	3.850%	6/1/25	12,880	12,590
	Marathon Petroleum Corp.	3.625%	9/15/24	5,810	5,856
	MPLX LP	4.500%	7/15/23	16,418	17,444
	MPLX LP	4.875%	12/1/24	12,447	13,287
	MPLX LP	4.000%	2/15/25	6,250	6,320
	MPLX LP	4.875%	6/1/25	14,143	15,062
	MPLX LP	4.125%	3/1/27	7,415	7,489
5	Nabors Industries Inc.	5.500%	1/15/23	2,560	2,426
	Nabors Industries Inc.	5.100%	9/15/23	2,525	2,342
	National Fuel Gas Co.	3.750%	3/1/23	4,525	4,523
	National Fuel Gas Co.	5.200%	7/15/25	2,187	2,324
	National Oilwell Varco Inc.	2.600%	12/1/22	15,368	14,855
	Noble Energy Inc.	3.900%	11/15/24	7,395	7,556
	Occidental Petroleum Corp.	2.700%	2/15/23	8,350	8,338
	Occidental Petroleum Corp.	3.500%	6/15/25	4,738	4,834
	Occidental Petroleum Corp.	3.400%	4/15/26	15,975	16,095
	Occidental Petroleum Corp.	3.000%	2/15/27	1,875	1,826
	Oceaneering International Inc.	4.650%	11/15/24	3,325	3,278
	ONEOK Partners LP	3.375%	10/1/22	10,084	10,179
	ONEOK Partners LP	5.000%	9/15/23	2,050	2,214
	ONEOK Partners LP	4.900%	3/15/25	4,550	4,878
	Phillips 66 Partners LP	3.605%	2/15/25	4,925	4,878
	Phillips 66 Partners LP	3.550%	10/1/26	5,500	5,318
	Pioneer Natural Resources Co.	3.950%	7/15/22	8,028	8,416
	Pioneer Natural Resources Co.	4.450%	1/15/26	3,850	4,080
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	4,115	4,191
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	4,746	4,765
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	13,145	12,781
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	8,875	9,101
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	6,300	6,382
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	4,600	4,939
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.500%	4/15/23	3,450	3,566
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	4.500%	11/1/23	9,445	9,811
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	12,259	13,638
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	22,920	25,498
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	17,550	19,393
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	18,700	20,944
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	11,250	11,995
	Sasol Financing International plc	4.500%	11/14/22	6,450	6,589
	Schlumberger Investment SA	3.650%	12/1/23	16,005	16,769
	Shell International Finance BV	2.375%	8/21/22	12,609	12,546
	Shell International Finance BV	2.250%	1/6/23	11,005	10,771

62

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Shell International Finance BV	3.400%	8/12/23	5,565	5,770
	Shell International Finance BV	3.250%	5/11/25	18,405	18,750
	Shell International Finance BV	2.875%	5/10/26	16,597	16,347
	Shell International Finance BV	2.500%	9/12/26	15,400	14,690
	Spectra Energy Capital LLC	3.300%	3/15/23	7,475	7,453
	Spectra Energy Partners LP	4.750%	3/15/24	10,320	11,121
	Spectra Energy Partners LP	3.500%	3/15/25	2,725	2,710
	Spectra Energy Partners LP	3.375%	10/15/26	1,899	1,857
	Suncor Energy Inc.	3.600%	12/1/24	5,925	6,045
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	2,525	2,530
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	5,116	5,242
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	5,700	6,404
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	6,000	5,883
	TC PipeLines LP	3.900%	5/25/27	5,000	4,988
5	TechnipFMC plc	3.450%	10/1/22	3,225	3,210
	Tesoro Corp.	5.375%	10/1/22	500	517
5,6	Tesoro Corp.	4.750%	12/15/23	11,800	12,685
6	Tesoro Corp.	5.125%	4/1/24	2,310	2,443
5,6	Tesoro Corp.	5.125%	12/15/26	8,975	9,738
5	Texas Eastern Transmission LP	2.800%	10/15/22	50	49
	Total Capital Canada Ltd.	2.750%	7/15/23	8,475	8,532
	Total Capital International SA	2.700%	1/25/23	11,900	11,968
	Total Capital International SA	3.700%	1/15/24	9,866	10,365
	Total Capital International SA	3.750%	4/10/24	9,474	9,977
	TransCanada PipeLines Ltd.	2.500%	8/1/22	10,520	10,516
	TransCanada PipeLines Ltd.	3.750%	10/16/23	6,450	6,774
	TransCanada PipeLines Ltd.	4.875%	1/15/26	6,875	7,690
	Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	380	489
	Valero Energy Corp.	3.650%	3/15/25	4,200	4,279
	Valero Energy Corp.	3.400%	9/15/26	12,240	11,993
	Valero Energy Partners LP	4.375%	12/15/26	2,400	2,459
	Western Gas Partners LP	3.950%	6/1/25	6,800	6,750
	Western Gas Partners LP	4.650%	7/1/26	5,514	5,736
	Williams Partners LP	3.350%	8/15/22	10,315	10,373
	Williams Partners LP	4.500%	11/15/23	3,000	3,202
	Williams Partners LP	4.300%	3/4/24	8,777	9,138
	Williams Partners LP	3.900%	1/15/25	13,225	13,371
	Williams Partners LP	4.000%	9/15/25	12,041	12,251
6	Williams Partners LP	3.750%	6/15/27	7,000	6,931
	Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	9,145	9,488
	Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	10,995	11,462
	Other Industrial (0.1%)
	CBRE Services Inc.	5.000%	3/15/23	5,688	5,930
	CBRE Services Inc.	5.250%	3/15/25	5,300	5,783
	CBRE Services Inc.	4.875%	3/1/26	4,460	4,767
	Cintas Corp. No 2	3.700%	4/1/27	7,175	7,424
	Fluor Corp.	3.500%	12/15/24	6,070	6,283
	Technology (4.3%)
	Adobe Systems Inc.	3.250%	2/1/25	8,955	9,173
	Alphabet Inc.	3.375%	2/25/24	9,595	10,057
	Alphabet Inc.	1.998%	8/15/26	14,844	13,892
	Altera Corp.	4.100%	11/15/23	8,360	9,025
	Amphenol Corp.	3.200%	4/1/24	2,950	2,982
	Analog Devices Inc.	2.875%	6/1/23	6,016	6,005
	Analog Devices Inc.	3.125%	12/5/23	5,035	5,101
	Analog Devices Inc.	3.900%	12/15/25	4,925	5,123
	Analog Devices Inc.	3.500%	12/5/26	10,800	10,903
	Apple Inc.	2.850%	2/23/23	16,571	16,857
	Apple Inc.	2.400%	5/3/23	48,569	48,259
	Apple Inc.	3.000%	2/9/24	15,375	15,568
	Apple Inc.	3.450%	5/6/24	22,980	23,888
	Apple Inc.	2.850%	5/11/24	10,000	10,031
	Apple Inc.	2.500%	2/9/25	13,689	13,382

63

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Apple Inc.	3.200%	5/13/25	17,440	17,792
	Apple Inc.	3.250%	2/23/26	28,713	29,145
	Apple Inc.	2.450%	8/4/26	15,750	15,090
	Apple Inc.	3.350%	2/9/27	24,373	24,936
	Apple Inc.	3.200%	5/11/27	18,150	18,364
	Apple Inc.	3.000%	6/20/27	9,500	9,451
	Applied Materials Inc.	3.900%	10/1/25	5,850	6,227
	Applied Materials Inc.	3.300%	4/1/27	10,400	10,556
	Arrow Electronics Inc.	4.500%	3/1/23	2,824	2,978
	Arrow Electronics Inc.	4.000%	4/1/25	2,320	2,363
	Autodesk Inc.	3.600%	12/15/22	1,550	1,599
	Autodesk Inc.	4.375%	6/15/25	2,300	2,430
	Autodesk Inc.	3.500%	6/15/27	4,400	4,327
	Avnet Inc.	4.875%	12/1/22	3,725	3,925
	Avnet Inc.	4.625%	4/15/26	4,370	4,537
6	Baidu Inc.	2.875%	7/6/22	3,500	3,478
	Baidu Inc.	3.500%	11/28/22	3,975	4,077
	Baidu Inc.	4.125%	6/30/25	4,000	4,170
6	Baidu Inc.	3.625%	7/6/27	5,000	4,932
5	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	22,100	22,652
5	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	42,375	43,540
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	3,770	3,713
	CA Inc.	3.600%	8/15/22	4,250	4,298
	CA Inc.	4.500%	8/15/23	645	659
	CA Inc.	4.700%	3/15/27	3,000	3,084
	Cadence Design Systems Inc.	4.375%	10/15/24	2,275	2,372
	Cisco Systems Inc.	2.600%	2/28/23	5,950	5,970
	Cisco Systems Inc.	2.200%	9/20/23	2,650	2,588
	Cisco Systems Inc.	3.625%	3/4/24	12,255	12,964
	Cisco Systems Inc.	2.950%	2/28/26	13,325	13,296
	Cisco Systems Inc.	2.500%	9/20/26	12,753	12,253
5	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	33,880	36,815
5	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	42,803	47,315
	Equifax Inc.	3.300%	12/15/22	1,395	1,421
	Equifax Inc.	3.250%	6/1/26	4,200	4,117
5	Everett Spinco Inc.	4.250%	4/15/24	8,700	9,000
5	Everett Spinco Inc.	4.750%	4/15/27	5,265	5,508
	Fidelity National Information Services Inc.	4.500%	10/15/22	5,050	5,458
	Fidelity National Information Services Inc.	3.500%	4/15/23	8,742	9,105
	Fidelity National Information Services Inc.	3.875%	6/5/24	10,020	10,474
	Fidelity National Information Services Inc.	5.000%	10/15/25	20,925	23,146
	Fidelity National Information Services Inc.	3.000%	8/15/26	5,312	5,138
	Fiserv Inc.	3.500%	10/1/22	2,323	2,418
	Fiserv Inc.	3.850%	6/1/25	9,650	10,023
	Flex Ltd.	5.000%	2/15/23	3,932	4,289
	Flex Ltd.	4.750%	6/15/25	4,500	4,775
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	15,576	16,508
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	23,710	24,825
	HP Inc.	4.050%	9/15/22	2,051	2,158
	Intel Corp.	3.100%	7/29/22	8,850	9,144
	Intel Corp.	2.700%	12/15/22	14,435	14,612
	Intel Corp.	2.875%	5/11/24	7,000	7,023
	Intel Corp.	3.700%	7/29/25	21,570	22,644
	Intel Corp.	2.600%	5/19/26	1,675	1,621
	Intel Corp.	3.150%	5/11/27	13,025	13,068
	International Business Machines Corp.	1.875%	8/1/22	13,230	12,895
	International Business Machines Corp.	2.875%	11/9/22	11,620	11,826
	International Business Machines Corp.	3.375%	8/1/23	9,900	10,273
	International Business Machines Corp.	3.625%	2/12/24	19,027	19,873
	International Business Machines Corp.	3.450%	2/19/26	11,781	12,072
	International Business Machines Corp.	3.300%	1/27/27	4,000	4,046
	Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,804
	Juniper Networks Inc.	4.500%	3/15/24	2,900	3,084
	Juniper Networks Inc.	4.350%	6/15/25	2,025	2,122

64

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Keysight Technologies Inc.	4.550%	10/30/24	4,850	5,093
	Keysight Technologies Inc.	4.600%	4/6/27	6,000	6,303
	KLA-Tencor Corp.	4.650%	11/1/24	10,890	11,750
	Lam Research Corp.	3.800%	3/15/25	4,000	4,086
	Maxim Integrated Products Inc.	3.375%	3/15/23	3,575	3,635
	Maxim Integrated Products Inc.	3.450%	6/15/27	5,250	5,219
	Microsoft Corp.	2.650%	11/3/22	11,525	11,709
	Microsoft Corp.	2.125%	11/15/22	6,958	6,887
	Microsoft Corp.	2.375%	5/1/23	5,515	5,484
	Microsoft Corp.	2.000%	8/8/23	15,840	15,396
	Microsoft Corp.	3.625%	12/15/23	11,225	11,891
	Microsoft Corp.	2.875%	2/6/24	23,774	24,152
	Microsoft Corp.	2.700%	2/12/25	20,791	20,691
	Microsoft Corp.	3.125%	11/3/25	24,355	24,811
	Microsoft Corp.	2.400%	8/8/26	36,050	34,646
	Microsoft Corp.	3.300%	2/6/27	35,000	35,986
	Motorola Solutions Inc.	3.500%	3/1/23	6,980	7,005
	Motorola Solutions Inc.	4.000%	9/1/24	8,450	8,497
	NVIDIA Corp.	3.200%	9/16/26	8,850	8,773
	Oracle Corp.	2.500%	10/15/22	27,200	27,309
	Oracle Corp.	3.625%	7/15/23	5,830	6,155
	Oracle Corp.	2.400%	9/15/23	23,355	23,052
	Oracle Corp.	3.400%	7/8/24	20,241	21,009
	Oracle Corp.	2.950%	5/15/25	10,885	10,930
	Oracle Corp.	2.650%	7/15/26	31,356	30,084
	Pitney Bowes Inc.	4.625%	3/15/24	4,220	4,311
	QUALCOMM Inc.	2.600%	1/30/23	11,825	11,771
	QUALCOMM Inc.	2.900%	5/20/24	16,700	16,669
	QUALCOMM Inc.	3.450%	5/20/25	15,162	15,562
	QUALCOMM Inc.	3.250%	5/20/27	17,000	17,042
	Seagate HDD Cayman	4.750%	6/1/23	8,650	9,007
5	Seagate HDD Cayman	4.875%	3/1/24	4,975	5,062
	Seagate HDD Cayman	4.750%	1/1/25	7,355	7,392
6	Seagate HDD Cayman	4.875%	6/1/27	6,125	6,125
	Tech Data Corp.	4.950%	2/15/27	4,550	4,825
	Texas Instruments Inc.	2.250%	5/1/23	2,025	1,998
	Texas Instruments Inc.	2.625%	5/15/24	2,500	2,488
	Total System Services Inc.	3.750%	6/1/23	4,775	4,947
	Total System Services Inc.	4.800%	4/1/26	7,705	8,374
	Trimble Navigation Ltd.	4.750%	12/1/24	1,650	1,766
	Tyco Electronics Group SA	3.450%	8/1/24	1,200	1,216
	Tyco Electronics Group SA	3.700%	2/15/26	3,447	3,560
	Verisk Analytics Inc.	4.125%	9/12/22	4,425	4,617
	Verisk Analytics Inc.	4.000%	6/15/25	8,582	8,865
	Xerox Corp.	3.800%	5/15/24	2,450	2,437
	Xilinx Inc.	2.950%	6/1/24	6,000	6,018
	Transportation (0.8%)
4	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,824	2,937
4	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	9,115	9,753
4	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	2,945	2,922
4	American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	2,850	2,950
4	BNSF Funding Trust I	6.613%	12/15/55	100	115
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	6,475	6,678
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	5,996	6,148
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	8,310	8,903
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	7,733	8,191
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	8,567	8,915
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	5,777	5,837
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	4,975	5,226
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	5,870	7,508
	Canadian National Railway Co.	2.950%	11/21/24	3,105	3,167
	Canadian National Railway Co.	2.750%	3/1/26	3,600	3,572
	Canadian Pacific Railway Co.	4.450%	3/15/23	4,680	5,056

65

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Canadian Pacific Railway Co.	2.900%	2/1/25	3,800	3,754
4	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	4,498	4,750
4	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,386	5,655
	CSX Corp.	3.700%	11/1/23	4,275	4,484
	CSX Corp.	3.400%	8/1/24	5,920	6,115
	CSX Corp.	3.350%	11/1/25	8,850	9,070
	CSX Corp.	2.600%	11/1/26	4,200	4,047
	CSX Corp.	3.250%	6/1/27	3,830	3,862
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	5,078	5,840
	FedEx Corp.	2.625%	8/1/22	4,028	4,037
	FedEx Corp.	4.000%	1/15/24	5,051	5,391
	FedEx Corp.	3.200%	2/1/25	5,250	5,306
	FedEx Corp.	3.250%	4/1/26	9,100	9,162
	FedEx Corp.	3.300%	3/15/27	4,000	4,010
	JB Hunt Transport Services Inc.	3.300%	8/15/22	2,601	2,653
	Kansas City Southern	3.000%	5/15/23	7,550	7,567
	Norfolk Southern Corp.	2.903%	2/15/23	5,361	5,406
	Norfolk Southern Corp.	3.850%	1/15/24	2,075	2,191
	Norfolk Southern Corp.	5.590%	5/17/25	1,339	1,525
	Norfolk Southern Corp.	2.900%	6/15/26	2,150	2,112
	Norfolk Southern Corp.	7.800%	5/15/27	450	602
	Norfolk Southern Corp.	3.150%	6/1/27	2,200	2,191
	Southwest Airlines Co.	3.000%	11/15/26	3,270	3,171
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,462	1,608
	Trinity Industries Inc.	4.550%	10/1/24	2,985	3,010
	Union Pacific Corp.	4.163%	7/15/22	10,231	11,066
	Union Pacific Corp.	2.950%	1/15/23	1,850	1,891
	Union Pacific Corp.	2.750%	4/15/23	2,220	2,243
	Union Pacific Corp.	3.646%	2/15/24	3,510	3,710
	Union Pacific Corp.	3.750%	3/15/24	1,150	1,215
	Union Pacific Corp.	3.250%	1/15/25	6,428	6,623
	Union Pacific Corp.	3.250%	8/15/25	5,640	5,794
	Union Pacific Corp.	2.750%	3/1/26	5,297	5,224
	Union Pacific Corp.	3.000%	4/15/27	950	952
4	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,597	4,884
4	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	4,527	4,754
4	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	5,720	5,928
	United Parcel Service Inc.	2.450%	10/1/22	15,601	15,748
	United Parcel Service Inc.	2.400%	11/15/26	2,550	2,458
4	US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	428	479
4	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	3,383	3,519
4	US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	923	989
					8,209,441
Utilities (2.1%)
	Electric (1.9%)
	AEP Transmission Co. LLC	3.100%	12/1/26	3,070	3,060
	Alabama Power Co.	3.550%	12/1/23	3,600	3,749
	Ameren Corp.	3.650%	2/15/26	2,612	2,666
	Ameren Illinois Co.	2.700%	9/1/22	3,965	4,004
	Ameren Illinois Co.	3.250%	3/1/25	1,000	1,022
	American Electric Power Co. Inc.	2.950%	12/15/22	1,620	1,647
	Appalachian Power Co.	3.400%	6/1/25	2,000	2,050
	Arizona Public Service Co.	3.150%	5/15/25	4,750	4,786
	Baltimore Gas & Electric Co.	3.350%	7/1/23	4,649	4,767
	Baltimore Gas & Electric Co.	2.400%	8/15/26	3,450	3,257
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	6,275	6,583
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	3,561	3,661
	Black Hills Corp.	4.250%	11/30/23	798	848
	Black Hills Corp.	3.950%	1/15/26	4,150	4,284
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	1,800	1,711
	CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	2,250	2,235
	Cleco Corporate Holdings LLC	3.743%	5/1/26	8,180	8,249
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	250	286

66

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CMS Energy Corp.	3.000%	5/15/26	2,500	2,454
	Commonwealth Edison Co.	2.550%	6/15/26	6,650	6,386
	Connecticut Light & Power Co.	2.500%	1/15/23	6,408	6,379
	Connecticut Light & Power Co.	3.200%	3/15/27	2,775	2,812
	Consumers Energy Co.	3.375%	8/15/23	2,500	2,599
	Delmarva Power & Light Co.	3.500%	11/15/23	4,875	5,039
	Dominion Energy Inc.	2.750%	9/15/22	2,939	2,934
	Dominion Energy Inc.	3.625%	12/1/24	4,355	4,447
	Dominion Energy Inc.	3.900%	10/1/25	7,605	7,876
	Dominion Energy Inc.	2.850%	8/15/26	3,800	3,626
4	Dominion Energy Inc.	5.750%	10/1/54	4,600	4,928
	DTE Electric Co.	3.650%	3/15/24	5,625	5,925
	DTE Electric Co.	3.375%	3/1/25	1,675	1,720
	DTE Energy Co.	3.850%	12/1/23	2,025	2,114
	DTE Energy Co.	3.500%	6/1/24	6,483	6,586
	DTE Energy Co.	2.850%	10/1/26	6,800	6,454
	DTE Energy Co.	3.800%	3/15/27	5,175	5,297
	Duke Energy Carolinas LLC	2.500%	3/15/23	3,800	3,799
	Duke Energy Carolinas LLC	2.950%	12/1/26	3,500	3,477
	Duke Energy Corp.	3.050%	8/15/22	6,947	7,080
	Duke Energy Corp.	3.950%	10/15/23	3,612	3,807
	Duke Energy Corp.	3.750%	4/15/24	13,402	13,963
	Duke Energy Corp.	2.650%	9/1/26	7,900	7,491
	Duke Energy Florida LLC	3.200%	1/15/27	5,000	5,049
	Duke Energy Ohio Inc.	3.800%	9/1/23	2,615	2,777
	Duke Energy Progress LLC	3.250%	8/15/25	4,869	4,963
	Edison International	2.950%	3/15/23	3,500	3,520
	Emera US Finance LP	3.550%	6/15/26	6,575	6,570
	Enel Americas SA	4.000%	10/25/26	1,000	1,004
	Enel Generacion Chile SA	4.250%	4/15/24	765	796
	Entergy Arkansas Inc.	3.050%	6/1/23	4,610	4,653
	Entergy Arkansas Inc.	3.700%	6/1/24	1,250	1,309
	Entergy Arkansas Inc.	3.500%	4/1/26	6,172	6,369
	Entergy Corp.	4.000%	7/15/22	2,000	2,112
	Entergy Corp.	2.950%	9/1/26	5,380	5,174
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,970	6,922
	Entergy Louisiana LLC	4.050%	9/1/23	5,000	5,308
	Entergy Louisiana LLC	5.400%	11/1/24	1,575	1,806
	Entergy Louisiana LLC	4.440%	1/15/26	525	572
	Entergy Louisiana LLC	2.400%	10/1/26	3,475	3,278
	Entergy Louisiana LLC	3.120%	9/1/27	2,500	2,487
	Entergy Mississippi Inc.	3.100%	7/1/23	1,225	1,245
	Eversource Energy	2.800%	5/1/23	2,325	2,329
	Eversource Energy	3.150%	1/15/25	3,610	3,622
	Exelon Corp.	3.950%	6/15/25	15,661	16,201
	Exelon Corp.	3.400%	4/15/26	6,607	6,562
	FirstEnergy Corp.	4.250%	3/15/23	6,355	6,684
	FirstEnergy Corp.	3.900%	7/15/27	10,800	10,800
	Florida Power & Light Co.	2.750%	6/1/23	7,550	7,642
	Florida Power & Light Co.	3.250%	6/1/24	2,700	2,784
	Florida Power & Light Co.	3.125%	12/1/25	2,150	2,192
5	Fortis Inc.	3.055%	10/4/26	18,841	18,183
	Georgia Power Co.	3.250%	4/1/26	3,550	3,534
	Georgia Power Co.	3.250%	3/30/27	1,300	1,296
	Great Plains Energy Inc.	5.292%	6/15/22	2,500	2,739
	Gulf Power Co.	3.300%	5/30/27	3,075	3,090
	Indiana Michigan Power Co.	3.200%	3/15/23	1,825	1,821
	ITC Holdings Corp.	4.050%	7/1/23	900	938
	ITC Holdings Corp.	3.650%	6/15/24	5,320	5,352
	ITC Holdings Corp.	3.250%	6/30/26	2,325	2,298
	Kansas City Power & Light Co.	3.150%	3/15/23	3,140	3,170
	Louisville Gas & Electric Co.	3.300%	10/1/25	2,900	2,952
	MidAmerican Energy Co.	3.500%	10/15/24	5,870	6,119
	MidAmerican Energy Co.	3.100%	5/1/27	575	578

67

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	4,550	4,555
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	5,450	5,499
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,850	4,798
	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	3,970	4,016
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	2,500	2,504
4	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,133
4	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	3,575	3,781
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	7,000	7,104
	Northern States Power Co.	2.150%	8/15/22	1,250	1,233
	Northern States Power Co.	2.600%	5/15/23	1,300	1,290
	NSTAR Electric Co.	2.375%	10/15/22	2,075	2,055
	NSTAR Electric Co.	3.200%	5/15/27	3,700	3,719
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,630	3,168
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,335	2,321
	Pacific Gas & Electric Co.	2.450%	8/15/22	3,770	3,767
	Pacific Gas & Electric Co.	3.250%	6/15/23	2,650	2,724
	Pacific Gas & Electric Co.	3.850%	11/15/23	350	370
	Pacific Gas & Electric Co.	3.750%	2/15/24	8,263	8,682
	Pacific Gas & Electric Co.	3.400%	8/15/24	4,905	5,052
	Pacific Gas & Electric Co.	3.500%	6/15/25	5,650	5,840
	Pacific Gas & Electric Co.	2.950%	3/1/26	5,837	5,788
	PacifiCorp	2.950%	6/1/23	1,500	1,527
	PacifiCorp	3.600%	4/1/24	3,575	3,738
	PacifiCorp	3.350%	7/1/25	1,925	1,963
	PECO Energy Co.	2.375%	9/15/22	2,450	2,433
	Potomac Electric Power Co.	3.600%	3/15/24	250	260
	PPL Capital Funding Inc.	3.500%	12/1/22	1,760	1,815
	PPL Capital Funding Inc.	3.400%	6/1/23	4,475	4,591
	PPL Capital Funding Inc.	3.950%	3/15/24	1,225	1,281
	PPL Capital Funding Inc.	3.100%	5/15/26	7,036	6,875
	PSEG Power LLC	4.300%	11/15/23	1,500	1,585
	Public Service Co. of Colorado	2.250%	9/15/22	2,850	2,823
	Public Service Co. of New Hampshire	3.500%	11/1/23	1,550	1,616
	Public Service Electric & Gas Co.	2.375%	5/15/23	8,579	8,508
	Public Service Electric & Gas Co.	3.000%	5/15/25	3,815	3,844
	Public Service Electric & Gas Co.	2.250%	9/15/26	3,375	3,176
	Public Service Electric & Gas Co.	3.000%	5/15/27	2,000	1,998
	Puget Energy Inc.	5.625%	7/15/22	6,050	6,739
	Puget Energy Inc.	3.650%	5/15/25	5,015	5,001
	San Diego Gas & Electric Co.	3.600%	9/1/23	3,923	4,129
	San Diego Gas & Electric Co.	2.500%	5/15/26	4,850	4,677
	Scottish Power Ltd.	5.810%	3/15/25	900	1,026
	Sierra Pacific Power Co.	3.375%	8/15/23	3,750	3,826
	Sierra Pacific Power Co.	2.600%	5/1/26	4,825	4,654
	Southern California Edison Co.	3.500%	10/1/23	2,225	2,319
	Southern Co.	2.950%	7/1/23	12,300	12,222
	Southern Co.	3.250%	7/1/26	15,790	15,452
	Southern Power Co.	4.150%	12/1/25	4,200	4,382
	Southwestern Electric Power Co.	2.750%	10/1/26	3,000	2,879
	Southwestern Public Service Co.	3.300%	6/15/24	2,500	2,561
	TransAlta Corp.	4.500%	11/15/22	3,250	3,267
	Tucson Electric Power Co.	3.050%	3/15/25	750	729
	Union Electric Co.	3.500%	4/15/24	3,625	3,769
	Union Electric Co.	2.950%	6/15/27	3,500	3,464
	Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,610
	Virginia Electric & Power Co.	2.750%	3/15/23	3,800	3,791
	Virginia Electric & Power Co.	3.450%	2/15/24	2,000	2,064
	Virginia Electric & Power Co.	3.100%	5/15/25	3,050	3,069
	Virginia Electric & Power Co.	3.150%	1/15/26	7,685	7,719
	Virginia Electric & Power Co.	2.950%	11/15/26	6,192	6,122
	Virginia Electric & Power Co.	3.500%	3/15/27	8,000	8,225
	WEC Energy Group Inc.	3.550%	6/15/25	3,225	3,324
	Westar Energy Inc.	2.550%	7/1/26	3,650	3,519
	Xcel Energy Inc.	3.300%	6/1/25	5,800	5,864

68

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Xcel Energy Inc.	3.350%	12/1/26	4,575	4,623
	Natural Gas (0.2%)
	Atmos Energy Corp.	3.000%	6/15/27	4,400	4,370
	Laclede Gas Co.	3.400%	8/15/23	1,375	1,384
	NiSource Finance Corp.	3.490%	5/15/27	8,750	8,800
	ONE Gas Inc.	3.610%	2/1/24	1,845	1,918
	Sempra Energy	2.875%	10/1/22	4,004	4,015
	Sempra Energy	4.050%	12/1/23	6,500	6,904
	Sempra Energy	3.750%	11/15/25	7,085	7,285
	Sempra Energy	3.250%	6/15/27	5,750	5,654
	Southern California Gas Co.	2.600%	6/15/26	11,000	10,623
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	2,750	2,659
	Southern Co. Gas Capital Corp.	3.875%	11/15/25	1,100	1,128
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	1,525	1,494
	Other Utility (0.0%)
	American Water Capital Corp.	3.850%	3/1/24	2,525	2,687
	American Water Capital Corp.	3.400%	3/1/25	7,168	7,407
	American Water Capital Corp.	3.000%	12/1/26	1,000	996

					679,640

Total Corporate Bonds (Cost $13,309,020)					13,492,100

Sovereign Bonds (5.2%)
	Asian Development Bank	2.000%	1/22/25	15,730	15,357
	Asian Development Bank	2.125%	3/19/25	2,000	1,965
	Asian Development Bank	2.000%	4/24/26	7,000	6,763
	Asian Development Bank	1.750%	8/14/26	15,700	14,805
	Asian Development Bank	2.625%	1/12/27	9,250	9,375
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	19,375	19,190
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	17,375	17,351
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	19,150	20,132
	Ecopetrol SA	5.875%	9/18/23	11,550	12,604
	Ecopetrol SA	4.125%	1/16/25	10,443	10,195
	Ecopetrol SA	5.375%	6/26/26	15,430	15,989
	Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	2,000	2,032
	European Investment Bank	2.250%	8/15/22	26,605	26,764
	European Investment Bank	3.250%	1/29/24	35,175	37,217
	European Investment Bank	2.500%	10/15/24	6,825	6,919
	European Investment Bank	1.875%	2/10/25	34,180	32,984
	European Investment Bank	2.125%	4/13/26	9,900	9,651
	European Investment Bank	2.375%	5/24/27	7,350	7,295
	Export-Import Bank of Korea	4.000%	1/14/24	5,100	5,391
	Export-Import Bank of Korea	2.875%	1/21/25	12,800	12,565
	Export-Import Bank of Korea	3.250%	11/10/25	9,700	9,763
	Export-Import Bank of Korea	2.625%	5/26/26	13,000	12,484
	Export-Import Bank of Korea	3.250%	8/12/26	4,400	4,427
	Hydro-Quebec	8.050%	7/7/24	8,825	11,465
	Inter-American Development Bank	3.000%	10/4/23	13,000	13,577
	Inter-American Development Bank	3.000%	2/21/24	24,350	25,428
	Inter-American Development Bank	2.125%	1/15/25	20,300	20,021
	Inter-American Development Bank	7.000%	6/15/25	750	969
	Inter-American Development Bank	2.000%	6/2/26	5,600	5,403
6	Inter-American Development Bank	2.375%	7/7/27	9,200	9,131
	International Bank for Reconstruction & Development	1.875%	10/7/22	2,950	2,920
	International Bank for Reconstruction & Development	7.625%	1/19/23	2,807	3,591
	International Bank for Reconstruction & Development	1.750%	4/19/23	23,500	22,961
	International Bank for Reconstruction & Development	2.500%	11/25/24	47,300	47,892
	International Bank for Reconstruction & Development	2.125%	3/3/25	700	688
	International Bank for Reconstruction & Development	2.500%	7/29/25	33,950	34,202
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,463
	International Bank for Reconstruction & Development	1.875%	10/27/26	7,950	7,581
	International Finance Corp.	2.125%	4/7/26	7,125	6,960
7	Japan Bank for International Cooperation	3.375%	7/31/23	2,775	2,901

69

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Japan Bank for International Cooperation	3.000%	5/29/24	6,700	6,859
7	Japan Bank for International Cooperation	2.125%	2/10/25	11,000	10,598
7	Japan Bank for International Cooperation	2.500%	5/28/25	9,500	9,365
7	Japan Bank for International Cooperation	2.750%	1/21/26	10,000	10,007
7	Japan Bank for International Cooperation	2.375%	4/20/26	6,000	5,816
7	Japan Bank for International Cooperation	2.250%	11/4/26	30,000	28,629
7	Japan Bank for International Cooperation	2.875%	6/1/27	25,000	24,946
7	Japan International Cooperation Agency	2.750%	4/27/27	8,500	8,449
8	KFW	2.000%	10/4/22	18,350	18,223
8	KFW	2.125%	1/17/23	32,425	32,366
8	KFW	2.500%	11/20/24	33,100	33,501
8	KFW	2.000%	5/2/25	17,850	17,393
	Korea Development Bank	3.000%	9/14/22	11,600	11,718
	Korea Development Bank	3.750%	1/22/24	7,050	7,336
	Korea Development Bank	3.000%	1/13/26	10,000	9,911
	Korea Development Bank	2.000%	9/12/26	8,250	7,536
8	Landwirtschaftliche Rentenbank	2.000%	1/13/25	14,000	13,636
8	Landwirtschaftliche Rentenbank	2.375%	6/10/25	11,550	11,521
8	Landwirtschaftliche Rentenbank	1.750%	7/27/26	14,925	14,011
	North American Development Bank	2.400%	10/26/22	2,500	2,434
4	Oriental Republic of Uruguay	8.000%	11/18/22	4,530	5,527
4	Oriental Republic of Uruguay	4.500%	8/14/24	13,486	14,519
	Petroleos Mexicanos	3.500%	1/30/23	27,810	26,585
	Petroleos Mexicanos	4.625%	9/21/23	7,250	7,306
	Petroleos Mexicanos	4.875%	1/18/24	22,100	22,439
4	Petroleos Mexicanos	2.290%	2/15/24	1,330	1,322
	Petroleos Mexicanos	4.250%	1/15/25	8,150	7,915
	Petroleos Mexicanos	4.500%	1/23/26	7,550	7,320
	Petroleos Mexicanos	6.875%	8/4/26	28,980	32,168
5	Petroleos Mexicanos	6.500%	3/13/27	26,050	27,983
	Province of British Columbia	2.000%	10/23/22	12,325	12,185
	Province of British Columbia	6.500%	1/15/26	1,935	2,446
	Province of British Columbia	2.250%	6/2/26	7,040	6,774
	Province of Manitoba	2.100%	9/6/22	4,400	4,353
	Province of Manitoba	3.050%	5/14/24	13,600	13,921
	Province of Manitoba	2.125%	6/22/26	4,000	3,784
	Province of Nova Scotia	8.250%	7/30/22	4,700	5,810
	Province of Ontario	3.200%	5/16/24	11,150	11,596
	Province of Ontario	2.500%	4/27/26	7,500	7,389
	Province of Quebec	2.625%	2/13/23	7,205	7,305
	Province of Quebec	7.125%	2/9/24	11,125	13,753
	Province of Quebec	2.875%	10/16/24	12,550	12,794
	Province of Quebec	2.500%	4/20/26	24,000	23,570
	Province of Quebec	2.750%	4/12/27	25,000	24,870
	Republic of Chile	2.250%	10/30/22	4,825	4,773
	Republic of Chile	3.125%	1/21/26	21,063	21,485
4	Republic of Colombia	2.625%	3/15/23	13,825	13,513
	Republic of Colombia	4.000%	2/26/24	25,025	26,044
	Republic of Colombia	8.125%	5/21/24	6,090	7,767
4	Republic of Colombia	4.500%	1/28/26	10,861	11,529
4	Republic of Colombia	3.875%	4/25/27	1,700	1,711
	Republic of Finland	6.950%	2/15/26	695	886
	Republic of Hungary	5.375%	2/21/23	29,330	32,666
	Republic of Hungary	5.750%	11/22/23	18,583	21,278
	Republic of Hungary	5.375%	3/25/24	13,150	14,827
	Republic of Italy	6.875%	9/27/23	28,850	34,057
	Republic of Korea	3.875%	9/11/23	10,565	11,286
	Republic of Korea	5.625%	11/3/25	1,775	2,133
	Republic of Korea	2.750%	1/19/27	12,000	11,762
4	Republic of Panama	4.000%	9/22/24	14,000	14,659
4	Republic of Panama	3.750%	3/16/25	14,390	14,786
	Republic of Panama	7.125%	1/29/26	8,779	11,155
	Republic of Peru	7.350%	7/21/25	17,725	23,331
	Republic of Poland	3.000%	3/17/23	13,955	14,199

70

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Poland	4.000%	1/22/24	21,997	23,537
Republic of Poland	3.250%	4/6/26	15,200	15,466
Republic of the Philippines	4.200%	1/21/24	13,780	15,072
Republic of the Philippines	9.500%	10/21/24	3,400	4,917
Republic of the Philippines	10.625%	3/16/25	10,285	15,826
Republic of the Philippines	5.500%	3/30/26	9,225	11,058
State of Israel	3.150%	6/30/23	9,800	10,075
State of Israel	2.875%	3/16/26	10,000	9,942
Statoil ASA	2.450%	1/17/23	14,702	14,529
Statoil ASA	2.650%	1/15/24	23,919	23,622
Statoil ASA	3.700%	3/1/24	4,275	4,486
Statoil ASA	3.250%	11/10/24	7,062	7,196
United Mexican States	4.000%	10/2/23	50,705	53,067
United Mexican States	3.600%	1/30/25	34,635	35,093
United Mexican States	4.125%	1/21/26	14,700	15,274
United Mexican States	11.500%	5/15/26	500	792
United Mexican States	4.150%	3/28/27	12,400	12,852

Total Sovereign Bonds (Cost $1,674,855)				1,682,911

Taxable Municipal Bonds (0.2%)
Alabama Economic Settlement Authority BP
Settlement Revenue	3.163%	9/15/25	2,300	2,334
California GO	6.650%	3/1/22	3,500	4,108
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	4,000	4,029
George Washington University District of Columbia GO	3.485%	9/15/22	2,500	2,593
Illinois GO	4.950%	6/1/23	8,954	9,060
Oregon GO	5.762%	6/1/23	1,768	1,972
Oregon GO	5.892%	6/1/27	2,900	3,506
Regents of the University of California Revenue	3.063%	7/1/25	4,500	4,532
South Carolina Public Service Authority Revenue	2.388%	12/1/23	3,100	2,926
Utah GO	4.554%	7/1/24	4,895	5,382
Utah GO	3.539%	7/1/25	65	68
Wisconsin General Fund Annual Appropriation Revenue	3.154%	5/1/27	3,300	3,315
9 Wisconsin GO	5.700%	5/1/26	3,245	3,764

Total Taxable Municipal Bonds (Cost $47,658)				47,589

			Shares

Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
10 Vanguard Market Liquidity Fund (Cost
$171,053)	1.181%		1,710,291	171,063

Total Investments (99.5%) (Cost $32,153,006)				32,202,079
Other Assets and Liabilities—Net (0.5%)				157,436
Net Assets (100%)				32,359,515

1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $303,116,000, representing
0.9% of net assets.
6 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2017.

71

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2017

7 Guaranteed by the Government of Japan.
8 Guaranteed by the Federal Republic of Germany.
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

72

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (40.4%)
U.S. Government Securities (38.6%)
	United States Treasury Note/Bond	2.250%	2/15/27	765	762
	United States Treasury Note/Bond	2.375%	5/15/27	8,380	8,435
	United States Treasury Note/Bond	6.375%	8/15/27	4,910	6,713
	United States Treasury Note/Bond	6.125%	11/15/27	11,021	14,885
	United States Treasury Note/Bond	5.500%	8/15/28	19,920	26,052
	United States Treasury Note/Bond	5.250%	11/15/28	27,505	35,421
	United States Treasury Note/Bond	5.250%	2/15/29	26,706	34,497
	United States Treasury Note/Bond	6.125%	8/15/29	21,170	29,506
	United States Treasury Note/Bond	6.250%	5/15/30	27,180	38,757
	United States Treasury Note/Bond	5.375%	2/15/31	39,630	53,290
	United States Treasury Note/Bond	4.500%	2/15/36	36,135	46,704
	United States Treasury Note/Bond	4.750%	2/15/37	22,160	29,556
	United States Treasury Note/Bond	5.000%	5/15/37	27,369	37,598
	United States Treasury Note/Bond	4.375%	2/15/38	23,153	29,534
	United States Treasury Note/Bond	4.500%	5/15/38	25,300	32,791
	United States Treasury Note/Bond	3.500%	2/15/39	40,667	46,005
	United States Treasury Note/Bond	4.250%	5/15/39	47,662	59,786
	United States Treasury Note/Bond	4.500%	8/15/39	42,381	54,963
	United States Treasury Note/Bond	4.375%	11/15/39	53,480	68,237
	United States Treasury Note/Bond	4.625%	2/15/40	68,261	90,104
	United States Treasury Note/Bond	4.375%	5/15/40	62,098	79,340
	United States Treasury Note/Bond	3.875%	8/15/40	44,805	53,388
	United States Treasury Note/Bond	4.250%	11/15/40	30,905	38,878
	United States Treasury Note/Bond	4.750%	2/15/41	67,480	90,961
	United States Treasury Note/Bond	4.375%	5/15/41	49,545	63,588
	United States Treasury Note/Bond	3.750%	8/15/41	76,625	89,819
	United States Treasury Note/Bond	3.125%	11/15/41	49,577	52,552
	United States Treasury Note/Bond	3.125%	2/15/42	79,977	84,788
	United States Treasury Note/Bond	2.750%	8/15/42	98,258	97,306
	United States Treasury Note/Bond	2.750%	11/15/42	123,123	121,834
	United States Treasury Note/Bond	3.125%	2/15/43	114,640	121,286
	United States Treasury Note/Bond	2.875%	5/15/43	157,455	159,178
	United States Treasury Note/Bond	3.625%	8/15/43	107,700	124,057
	United States Treasury Note/Bond	3.750%	11/15/43	128,400	151,111
	United States Treasury Note/Bond	3.625%	2/15/44	142,444	164,322
	United States Treasury Note/Bond	3.375%	5/15/44	116,587	128,974
	United States Treasury Note/Bond	3.125%	8/15/44	118,838	125,727
	United States Treasury Note/Bond	3.000%	11/15/44	148,056	153,007
	United States Treasury Note/Bond	2.500%	2/15/45	160,842	150,337
	United States Treasury Note/Bond	3.000%	5/15/45	137,205	141,622
	United States Treasury Note/Bond	2.875%	8/15/45	132,712	133,666
	United States Treasury Note/Bond	3.000%	11/15/45	89,750	92,597
	United States Treasury Note/Bond	2.500%	2/15/46	128,432	119,763
	United States Treasury Note/Bond	2.500%	5/15/46	132,916	123,903
	United States Treasury Note/Bond	2.250%	8/15/46	117,279	103,462
	United States Treasury Note/Bond	2.875%	11/15/46	130,609	131,548
	United States Treasury Note/Bond	3.000%	2/15/47	187,868	194,150
	United States Treasury Note/Bond	3.000%	5/15/47	90,075	93,115
					3,927,875
Agency Bonds and Notes (1.8%)
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,347
1	Federal Home Loan Banks	5.500%	7/15/36	7,725	10,427
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,890	2,669
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,525
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	19,027	27,031
2	Federal National Mortgage Assn.	6.250%	5/15/29	16,280	22,074
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	13,394
2	Federal National Mortgage Assn.	7.250%	5/15/30	9,745	14,429
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	12,887
2	Federal National Mortgage Assn.	5.625%	7/15/37	6,080	8,367
2	Federal National Mortgage Assn.	6.210%	8/6/38	700	1,020

		73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,756
1	Tennessee Valley Authority	4.650%	6/15/35	4,510	5,362
1	Tennessee Valley Authority	5.880%	4/1/36	4,535	6,229
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,388
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	3,498
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,566
1	Tennessee Valley Authority	5.250%	9/15/39	10,585	13,891
1	Tennessee Valley Authority	4.875%	1/15/48	2,650	3,329
1	Tennessee Valley Authority	5.375%	4/1/56	1,950	2,664
1	Tennessee Valley Authority	4.625%	9/15/60	1,400	1,702
1	Tennessee Valley Authority	4.250%	9/15/65	3,500	3,973

					186,528

Total U.S. Government and Agency Obligations (Cost $3,942,484)					4,114,403

Corporate Bonds (50.3%)
Finance (8.9%)
	Banking (5.0%)
	American Express Co.	4.050%	12/3/42	3,431	3,518
	Bank of America Corp.	3.248%	10/21/27	8,900	8,573
	Bank of America Corp.	4.183%	11/25/27	7,100	7,209
	Bank of America Corp.	6.750%	6/1/28	425	523
	Bank of America Corp.	6.110%	1/29/37	6,715	8,198
3	Bank of America Corp.	4.244%	4/24/38	6,975	7,223
	Bank of America Corp.	7.750%	5/14/38	6,320	9,154
	Bank of America Corp.	5.875%	2/7/42	4,925	6,145
	Bank of America Corp.	5.000%	1/21/44	11,041	12,518
	Bank of America Corp.	4.875%	4/1/44	5,150	5,783
	Bank of America Corp.	4.750%	4/21/45	1,900	2,002
3	Bank of America Corp.	4.443%	1/20/48	1,000	1,056
	Bank of America NA	6.000%	10/15/36	3,400	4,238
	Bank of New York Mellon Corp.	3.000%	10/30/28	1,000	964
	Bank One Capital III	8.750%	9/1/30	575	846
	Barclays plc	4.337%	1/10/28	8,055	8,300
	Barclays plc	4.836%	5/9/28	7,000	7,151
	Barclays plc	5.250%	8/17/45	2,500	2,792
	Barclays plc	4.950%	1/10/47	4,000	4,271
	Citigroup Inc.	4.400%	6/10/25	5,575	5,802
	Citigroup Inc.	4.450%	9/29/27	7,099	7,359
	Citigroup Inc.	6.625%	1/15/28	625	753
	Citigroup Inc.	4.125%	7/25/28	6,101	6,158
	Citigroup Inc.	6.625%	6/15/32	3,350	4,177
	Citigroup Inc.	6.000%	10/31/33	4,025	4,814
	Citigroup Inc.	6.125%	8/25/36	5,033	6,139
	Citigroup Inc.	8.125%	7/15/39	7,136	10,966
	Citigroup Inc.	5.875%	1/30/42	3,835	4,832
	Citigroup Inc.	6.675%	9/13/43	2,566	3,418
	Citigroup Inc.	4.950%	11/7/43	1,983	2,187
	Citigroup Inc.	5.300%	5/6/44	4,025	4,563
	Citigroup Inc.	4.750%	5/18/46	2,750	2,891
3	Citigroup Inc.	4.281%	4/24/48	3,400	3,482
	Cooperatieve Rabobank UA	5.250%	5/24/41	6,925	8,416
	Cooperatieve Rabobank UA	5.750%	12/1/43	1,735	2,123
	Cooperatieve Rabobank UA	5.250%	8/4/45	4,716	5,501
4	Credit Suisse Group AG	4.282%	1/9/28	3,000	3,090
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	5,625	6,184
	Credit Suisse USA Inc.	7.125%	7/15/32	2,500	3,400
	Fifth Third Bancorp	8.250%	3/1/38	3,345	4,978
	First Republic Bank	4.375%	8/1/46	1,200	1,183
	First Republic Bank	4.625%	2/13/47	1,500	1,535
	Goldman Sachs Capital I	6.345%	2/15/34	5,175	6,404
	Goldman Sachs Group Inc.	6.125%	2/15/33	8,022	10,037
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,325	2,916
	Goldman Sachs Group Inc.	6.750%	10/1/37	20,165	26,205

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.250%	2/1/41	7,660	9,978
	Goldman Sachs Group Inc.	4.800%	7/8/44	7,475	8,257
	Goldman Sachs Group Inc.	5.150%	5/22/45	6,780	7,519
	Goldman Sachs Group Inc.	4.750%	10/21/45	5,075	5,604
	HSBC Bank USA NA	5.875%	11/1/34	3,665	4,454
	HSBC Bank USA NA	5.625%	8/15/35	2,025	2,439
	HSBC Bank USA NA	7.000%	1/15/39	2,500	3,484
	HSBC Holdings plc	7.625%	5/17/32	1,450	1,945
	HSBC Holdings plc	7.350%	11/27/32	200	260
	HSBC Holdings plc	6.500%	5/2/36	6,350	8,109
	HSBC Holdings plc	6.500%	9/15/37	8,950	11,544
	HSBC Holdings plc	6.800%	6/1/38	2,040	2,738
	HSBC Holdings plc	6.100%	1/14/42	3,370	4,387
	HSBC Holdings plc	5.250%	3/14/44	8,815	10,012
	JPMorgan Chase & Co.	4.250%	10/1/27	5,592	5,813
	JPMorgan Chase & Co.	3.625%	12/1/27	2,550	2,525
	JPMorgan Chase & Co.	6.400%	5/15/38	7,067	9,448
	JPMorgan Chase & Co.	5.500%	10/15/40	6,025	7,362
	JPMorgan Chase & Co.	5.600%	7/15/41	5,325	6,611
	JPMorgan Chase & Co.	5.400%	1/6/42	4,263	5,180
	JPMorgan Chase & Co.	5.625%	8/16/43	3,650	4,390
	JPMorgan Chase & Co.	4.850%	2/1/44	3,075	3,577
	JPMorgan Chase & Co.	4.950%	6/1/45	7,039	7,837
3	JPMorgan Chase & Co.	4.260%	2/22/48	7,130	7,449
	KeyBank NA	6.950%	2/1/28	1,218	1,528
	Lloyds Banking Group plc	5.300%	12/1/45	2,000	2,272
	Morgan Stanley	7.250%	4/1/32	2,800	3,832
	Morgan Stanley	6.375%	7/24/42	8,975	11,944
	Morgan Stanley	4.300%	1/27/45	8,395	8,681
	Morgan Stanley	4.375%	1/22/47	5,550	5,778
	Regions Bank	6.450%	6/26/37	2,000	2,400
	Regions Financial Corp.	7.375%	12/10/37	1,000	1,285
	Wachovia Bank NA	5.850%	2/1/37	3,000	3,724
	Wachovia Corp.	7.500%	4/15/35	1,940	2,620
	Wachovia Corp.	5.500%	8/1/35	1,585	1,830
	Wachovia Corp.	6.550%	10/15/35	125	154
	Wells Fargo & Co.	4.300%	7/22/27	7,450	7,790
	Wells Fargo & Co.	5.375%	2/7/35	2,450	2,889
	Wells Fargo & Co.	5.375%	11/2/43	8,060	9,288
	Wells Fargo & Co.	5.606%	1/15/44	10,721	12,691
	Wells Fargo & Co.	4.650%	11/4/44	4,600	4,840
	Wells Fargo & Co.	3.900%	5/1/45	6,945	6,930
	Wells Fargo & Co.	4.900%	11/17/45	6,811	7,438
	Wells Fargo & Co.	4.400%	6/14/46	5,675	5,728
	Wells Fargo & Co.	4.750%	12/7/46	6,450	6,873
	Wells Fargo Bank NA	5.950%	8/26/36	1,755	2,214
	Wells Fargo Bank NA	6.600%	1/15/38	5,525	7,540
3	Wells Fargo Capital X	5.950%	12/1/86	3,025	3,403
	Brokerage (0.1%)
	CME Group Inc.	5.300%	9/15/43	2,475	3,081
	Invesco Finance plc	5.375%	11/30/43	1,965	2,320
	Jefferies Group LLC	6.250%	1/15/36	1,675	1,830
	Jefferies Group LLC	6.500%	1/20/43	1,350	1,521
	Legg Mason Inc.	5.625%	1/15/44	1,900	2,021
	Raymond James Financial Inc.	4.950%	7/15/46	2,725	2,949
	Finance Companies (0.4%)
	GATX Corp.	5.200%	3/15/44	875	937
	GATX Corp.	4.500%	3/30/45	850	803
	GE Capital International Funding Co.	4.418%	11/15/35	39,226	42,615
	Insurance (3.0%)
	ACE Capital Trust II	9.700%	4/1/30	1,100	1,664
	Aetna Inc.	6.625%	6/15/36	2,700	3,634
	Aetna Inc.	6.750%	12/15/37	1,700	2,339

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aetna Inc.	4.500%	5/15/42	1,725	1,854
	Aetna Inc.	4.125%	11/15/42	1,650	1,677
	Aetna Inc.	4.750%	3/15/44	1,250	1,399
	Aflac Inc.	4.000%	10/15/46	1,275	1,255
	Alleghany Corp.	4.900%	9/15/44	975	1,023
	Allstate Corp.	5.550%	5/9/35	1,435	1,737
	Allstate Corp.	5.950%	4/1/36	1,050	1,334
	Allstate Corp.	4.500%	6/15/43	1,655	1,813
	Allstate Corp.	4.200%	12/15/46	3,800	3,983
3	Allstate Corp.	6.500%	5/15/67	1,675	1,964
	American Financial Group Inc.	4.500%	6/15/47	1,200	1,219
	American International Group Inc.	3.875%	1/15/35	4,140	4,028
	American International Group Inc.	4.700%	7/10/35	1,650	1,764
	American International Group Inc.	6.250%	5/1/36	2,800	3,507
	American International Group Inc.	4.500%	7/16/44	8,125	8,313
	American International Group Inc.	4.800%	7/10/45	507	543
	American International Group Inc.	4.375%	1/15/55	3,675	3,515
3	American International Group Inc.	8.175%	5/15/68	1,500	2,021
	Anthem Inc.	5.950%	12/15/34	721	873
	Anthem Inc.	5.850%	1/15/36	2,375	2,868
	Anthem Inc.	6.375%	6/15/37	2,445	3,142
	Anthem Inc.	4.625%	5/15/42	3,150	3,369
	Anthem Inc.	4.650%	1/15/43	925	999
	Anthem Inc.	5.100%	1/15/44	4,175	4,815
	Anthem Inc.	4.650%	8/15/44	2,670	2,905
	Anthem Inc.	4.850%	8/15/54	500	541
	Aon Corp.	6.250%	9/30/40	975	1,206
	Aon plc	4.600%	6/14/44	1,775	1,856
	Aon plc	4.750%	5/15/45	2,150	2,324
	Arch Capital Finance LLC	5.031%	12/15/46	1,450	1,618
	Arch Capital Group Ltd.	7.350%	5/1/34	625	850
	Arch Capital Group US Inc.	5.144%	11/1/43	2,150	2,422
	Assurant Inc.	6.750%	2/15/34	1,489	1,816
	AXA SA	8.600%	12/15/30	5,095	7,184
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	3,032	3,893
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,025	2,208
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,830	1,976
	Berkshire Hathaway Inc.	4.500%	2/11/43	3,907	4,310
4,5	Brighthouse Financial Inc.	4.700%	6/22/47	5,050	4,985
	Chubb Corp.	6.000%	5/11/37	2,675	3,493
	Chubb Corp.	6.500%	5/15/38	1,605	2,210
	Chubb INA Holdings Inc.	6.700%	5/15/36	1,000	1,389
	Chubb INA Holdings Inc.	4.150%	3/13/43	1,602	1,704
	Chubb INA Holdings Inc.	4.350%	11/3/45	4,881	5,364
	Cigna Corp.	6.150%	11/15/36	1,625	2,061
	Cigna Corp.	5.875%	3/15/41	1,185	1,472
	Cigna Corp.	5.375%	2/15/42	2,445	2,941
	Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,550
	Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,656
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,125	1,363
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,500	1,545
	Hartford Financial Services Group Inc.	5.950%	10/15/36	1,700	2,067
	Hartford Financial Services Group Inc.	6.100%	10/1/41	1,350	1,708
	Hartford Financial Services Group Inc.	4.300%	4/15/43	400	404
	Humana Inc.	4.625%	12/1/42	1,476	1,578
	Humana Inc.	4.950%	10/1/44	2,595	2,903
	Humana Inc.	4.800%	3/15/47	1,100	1,221
	Lincoln National Corp.	6.150%	4/7/36	1,016	1,235
	Lincoln National Corp.	6.300%	10/9/37	900	1,109
	Lincoln National Corp.	7.000%	6/15/40	2,295	3,085
	Loews Corp.	6.000%	2/1/35	1,125	1,378
	Loews Corp.	4.125%	5/15/43	1,715	1,694
	Manulife Financial Corp.	5.375%	3/4/46	2,605	3,136
	Markel Corp.	5.000%	4/5/46	1,700	1,841

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,125	1,377
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	1,600	1,710
	MetLife Inc.	6.500%	12/15/32	2,025	2,609
	MetLife Inc.	6.375%	6/15/34	2,400	3,134
	MetLife Inc.	5.700%	6/15/35	3,480	4,266
	MetLife Inc.	5.875%	2/6/41	3,153	4,004
	MetLife Inc.	4.125%	8/13/42	2,525	2,570
	MetLife Inc.	4.875%	11/13/43	4,250	4,798
	MetLife Inc.	4.721%	12/15/44	2,800	3,129
	MetLife Inc.	4.050%	3/1/45	3,170	3,195
	MetLife Inc.	4.600%	5/13/46	1,800	1,981
3	MetLife Inc.	6.400%	12/15/66	5,020	5,804
3	MetLife Inc.	10.750%	8/1/69	840	1,394
3	Nationwide Financial Services Inc.	6.750%	5/15/87	1,025	1,128
	Principal Financial Group Inc.	4.625%	9/15/42	1,375	1,499
	Principal Financial Group Inc.	4.350%	5/15/43	1,000	1,038
	Principal Financial Group Inc.	4.300%	11/15/46	750	776
	Progressive Corp.	6.625%	3/1/29	1,050	1,358
	Progressive Corp.	4.350%	4/25/44	3,115	3,373
	Progressive Corp.	4.125%	4/15/47	3,500	3,649
	Prudential Financial Inc.	5.750%	7/15/33	350	419
	Prudential Financial Inc.	5.400%	6/13/35	1,820	2,138
	Prudential Financial Inc.	5.900%	3/17/36	850	1,058
	Prudential Financial Inc.	5.700%	12/14/36	2,650	3,246
	Prudential Financial Inc.	6.625%	12/1/37	2,588	3,458
	Prudential Financial Inc.	6.625%	6/21/40	1,150	1,556
	Prudential Financial Inc.	6.200%	11/15/40	1,850	2,374
	Prudential Financial Inc.	5.625%	5/12/41	1,525	1,837
	Prudential Financial Inc.	5.100%	8/15/43	1,395	1,597
	Prudential Financial Inc.	4.600%	5/15/44	2,563	2,809
	RenaissanceRe Finance Inc.	3.450%	7/1/27	800	790
	Transatlantic Holdings Inc.	8.000%	11/30/39	1,000	1,353
	Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,386
	Travelers Cos. Inc.	6.250%	6/15/37	2,434	3,253
	Travelers Cos. Inc.	5.350%	11/1/40	2,750	3,370
	Travelers Cos. Inc.	4.600%	8/1/43	1,825	2,051
	Travelers Cos. Inc.	4.300%	8/25/45	775	834
	Travelers Cos. Inc.	3.750%	5/15/46	1,820	1,794
	Travelers Cos. Inc.	4.000%	5/30/47	2,000	2,056
	Travelers Property Casualty Corp.	6.375%	3/15/33	1,875	2,446
	UnitedHealth Group Inc.	4.625%	7/15/35	3,300	3,716
	UnitedHealth Group Inc.	5.800%	3/15/36	2,635	3,330
	UnitedHealth Group Inc.	6.500%	6/15/37	890	1,205
	UnitedHealth Group Inc.	6.625%	11/15/37	2,425	3,338
	UnitedHealth Group Inc.	6.875%	2/15/38	3,785	5,354
	UnitedHealth Group Inc.	5.700%	10/15/40	100	126
	UnitedHealth Group Inc.	5.950%	2/15/41	1,050	1,364
	UnitedHealth Group Inc.	4.625%	11/15/41	2,950	3,253
	UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,604
	UnitedHealth Group Inc.	3.950%	10/15/42	2,150	2,184
	UnitedHealth Group Inc.	4.250%	3/15/43	4,050	4,284
	UnitedHealth Group Inc.	4.750%	7/15/45	4,455	5,112
	UnitedHealth Group Inc.	4.200%	1/15/47	4,325	4,573
	UnitedHealth Group Inc.	4.250%	4/15/47	2,700	2,884
	Unum Group	5.750%	8/15/42	1,605	1,910
	Voya Financial Inc.	5.700%	7/15/43	1,325	1,544
	Voya Financial Inc.	4.800%	6/15/46	1,350	1,397
	WR Berkley Corp.	4.750%	8/1/44	1,370	1,410
	XLIT Ltd.	5.250%	12/15/43	1,050	1,158
	XLIT Ltd.	5.500%	3/31/45	2,000	2,141
	Real Estate Investment Trusts (0.4%)
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,400	1,425
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	600	632

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	3.900%	10/15/46	1,000	972
ERP Operating LP	4.500%	7/1/44	2,150	2,292
ERP Operating LP	4.500%	6/1/45	2,200	2,341
Federal Realty Investment Trust	3.250%	7/15/27	350	343
Federal Realty Investment Trust	4.500%	12/1/44	2,175	2,269
HCP Inc.	6.750%	2/1/41	900	1,159
Healthcare Trust of America Holdings LP	3.750%	7/1/27	1,500	1,490
Kilroy Realty LP	4.250%	8/15/29	1,300	1,322
Kimco Realty Corp.	4.250%	4/1/45	1,000	951
Kimco Realty Corp.	4.125%	12/1/46	1,200	1,121
Omega Healthcare Investors Inc.	4.750%	1/15/28	2,100	2,111
Realty Income Corp.	4.650%	3/15/47	1,050	1,093
Regency Centers LP	4.400%	2/1/47	2,075	2,074
Simon Property Group LP	6.750%	2/1/40	2,095	2,798
Simon Property Group LP	4.750%	3/15/42	1,200	1,276
Simon Property Group LP	4.250%	10/1/44	1,240	1,238
Simon Property Group LP	4.250%	11/30/46	2,700	2,685
Tanger Properties LP	3.875%	7/15/27	1,500	1,484
UDR Inc.	3.500%	7/1/27	1,400	1,380
Ventas Realty LP	5.700%	9/30/43	750	872
Ventas Realty LP	4.375%	2/1/45	1,575	1,551
Welltower Inc.	6.500%	3/15/41	1,350	1,694
				910,578
Industrial (35.4%)
Basic Industry (2.3%)
Agrium Inc.	4.125%	3/15/35	1,150	1,135
Agrium Inc.	7.125%	5/23/36	500	656
Agrium Inc.	6.125%	1/15/41	1,325	1,622
Agrium Inc.	4.900%	6/1/43	2,975	3,222
Agrium Inc.	5.250%	1/15/45	1,790	2,034
Albemarle Corp.	5.450%	12/1/44	1,250	1,455
Barrick Gold Corp.	5.250%	4/1/42	2,975	3,367
Barrick North America Finance LLC	5.700%	5/30/41	3,955	4,696
Barrick North America Finance LLC	5.750%	5/1/43	2,175	2,648
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	3,220	3,900
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,435	3,523
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	7,900	9,117
Dow Chemical Co.	7.375%	11/1/29	2,683	3,604
Dow Chemical Co.	4.250%	10/1/34	2,950	3,048
Dow Chemical Co.	9.400%	5/15/39	2,515	4,222
Dow Chemical Co.	5.250%	11/15/41	2,425	2,786
Dow Chemical Co.	4.375%	11/15/42	4,574	4,732
Dow Chemical Co.	4.625%	10/1/44	3,240	3,455
Eastman Chemical Co.	4.800%	9/1/42	2,090	2,235
Eastman Chemical Co.	4.650%	10/15/44	2,530	2,683
Ecolab Inc.	5.500%	12/8/41	3,450	4,226
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	966
EI du Pont de Nemours & Co.	5.600%	12/15/36	627	745
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,879
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,075	2,110
Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,575
Georgia-Pacific LLC	7.750%	11/15/29	1,215	1,679
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,306
Goldcorp Inc.	5.450%	6/9/44	1,425	1,582
International Flavors & Fragrances Inc.	4.375%	6/1/47	1,725	1,763
International Paper Co.	5.000%	9/15/35	2,050	2,259
International Paper Co.	7.300%	11/15/39	1,840	2,506
International Paper Co.	6.000%	11/15/41	1,750	2,138
International Paper Co.	4.800%	6/15/44	4,146	4,404
International Paper Co.	5.150%	5/15/46	1,750	1,953
International Paper Co.	4.400%	8/15/47	4,450	4,478
Lubrizol Corp.	6.500%	10/1/34	825	1,103
LYB International Finance BV	5.250%	7/15/43	2,600	2,879

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
LYB International Finance BV	4.875%	3/15/44	3,770	4,024
LyondellBasell Industries NV	4.625%	2/26/55	3,975	3,900
Meadwestvaco Corp.	7.950%	2/15/31	2,125	2,966
Methanex Corp.	5.650%	12/1/44	1,100	1,045
Monsanto Co.	4.200%	7/15/34	2,600	2,650
Monsanto Co.	5.875%	4/15/38	1,100	1,301
Monsanto Co.	3.600%	7/15/42	425	375
Monsanto Co.	3.950%	4/15/45	2,800	2,658
Monsanto Co.	4.700%	7/15/64	2,070	2,089
Mosaic Co.	5.450%	11/15/33	1,725	1,832
Mosaic Co.	4.875%	11/15/41	1,130	1,060
Mosaic Co.	5.625%	11/15/43	1,950	1,994
Newmont Mining Corp.	5.875%	4/1/35	1,210	1,410
Newmont Mining Corp.	6.250%	10/1/39	3,185	3,921
Newmont Mining Corp.	4.875%	3/15/42	4,100	4,339
Nucor Corp.	6.400%	12/1/37	1,793	2,335
Nucor Corp.	5.200%	8/1/43	1,780	2,091
Placer Dome Inc.	6.450%	10/15/35	700	833
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,745
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,955	2,299
Praxair Inc.	3.550%	11/7/42	2,200	2,134
Rio Tinto Alcan Inc.	5.750%	6/1/35	2,650	3,129
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,425	4,534
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,550	4,173
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,392
Rio Tinto Finance USA plc	4.125%	8/21/42	4,200	4,302
Rohm & Haas Co.	7.850%	7/15/29	1,300	1,800
RPM International Inc.	5.250%	6/1/45	500	562
Sherwin-Williams Co.	4.000%	12/15/42	400	384
Sherwin-Williams Co.	4.550%	8/1/45	1,110	1,164
Sherwin-Williams Co.	4.500%	6/1/47	2,500	2,626
Southern Copper Corp.	7.500%	7/27/35	3,050	3,766
Southern Copper Corp.	6.750%	4/16/40	3,070	3,537
Southern Copper Corp.	5.250%	11/8/42	3,745	3,744
Southern Copper Corp.	5.875%	4/23/45	5,525	5,915
Syngenta Finance NV	4.375%	3/28/42	350	307
Vale Canada Ltd.	7.200%	9/15/32	1,050	1,119
Vale Overseas Ltd.	8.250%	1/17/34	1,765	2,105
Vale Overseas Ltd.	6.875%	11/21/36	8,975	9,626
Vale Overseas Ltd.	6.875%	11/10/39	4,965	5,263
Vale SA	5.625%	9/11/42	7,040	6,697
Westlake Chemical Corp.	5.000%	8/15/46	3,050	3,233
Westrock MWV LLC	8.200%	1/15/30	520	729
Weyerhaeuser Co.	7.375%	3/15/32	2,915	4,012
Weyerhaeuser Co.	6.875%	12/15/33	1,750	2,229
Capital Goods (2.7%)
3M Co.	6.375%	2/15/28	500	644
3M Co.	5.700%	3/15/37	2,010	2,565
3M Co.	3.875%	6/15/44	350	361
3M Co.	3.125%	9/19/46	3,000	2,707
ABB Finance USA Inc.	4.375%	5/8/42	1,675	1,825
Boeing Co.	6.125%	2/15/33	1,725	2,248
Boeing Co.	3.300%	3/1/35	1,800	1,734
Boeing Co.	6.625%	2/15/38	1,600	2,219
Boeing Co.	6.875%	3/15/39	975	1,426
Boeing Co.	5.875%	2/15/40	425	559
Boeing Co.	3.375%	6/15/46	1,200	1,160
Boeing Co.	3.650%	3/1/47	1,000	1,003
Caterpillar Inc.	5.300%	9/15/35	1,100	1,312
Caterpillar Inc.	6.050%	8/15/36	1,325	1,716
Caterpillar Inc.	5.200%	5/27/41	2,150	2,588
Caterpillar Inc.	3.803%	8/15/42	6,503	6,545
Caterpillar Inc.	4.300%	5/15/44	2,250	2,437

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Caterpillar Inc.	4.750%	5/15/64	1,300	1,451
	Deere & Co.	5.375%	10/16/29	2,469	2,994
	Deere & Co.	8.100%	5/15/30	1,300	1,886
	Deere & Co.	7.125%	3/3/31	200	278
	Deere & Co.	3.900%	6/9/42	4,310	4,505
	Dover Corp.	5.375%	10/15/35	825	974
	Dover Corp.	6.600%	3/15/38	575	771
	Dover Corp.	5.375%	3/1/41	1,450	1,775
	Eaton Corp.	4.000%	11/2/32	2,820	2,918
	Eaton Corp.	4.150%	11/2/42	2,650	2,716
	Emerson Electric Co.	6.000%	8/15/32	1,650	2,064
	Emerson Electric Co.	5.250%	11/15/39	175	209
	Fortive Corp.	4.300%	6/15/46	1,275	1,326
	General Dynamics Corp.	3.600%	11/15/42	1,900	1,881
	General Electric Capital Corp.	6.750%	3/15/32	9,625	13,180
	General Electric Capital Corp.	6.150%	8/7/37	4,782	6,293
	General Electric Capital Corp.	5.875%	1/14/38	8,449	10,957
	General Electric Capital Corp.	6.875%	1/10/39	7,672	11,042
	General Electric Co.	4.125%	10/9/42	5,987	6,289
	General Electric Co.	4.500%	3/11/44	8,495	9,422
	Harris Corp.	4.854%	4/27/35	1,600	1,755
	Harris Corp.	6.150%	12/15/40	845	1,045
	Harris Corp.	5.054%	4/27/45	1,630	1,833
	Honeywell International Inc.	5.700%	3/15/36	1,700	2,160
	Honeywell International Inc.	5.700%	3/15/37	2,050	2,629
	Honeywell International Inc.	5.375%	3/1/41	1,670	2,077
	Illinois Tool Works Inc.	4.875%	9/15/41	2,513	2,932
	Illinois Tool Works Inc.	3.900%	9/1/42	3,775	3,928
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,750	2,234
	Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	1,250	1,355
	Johnson Controls International plc	6.000%	1/15/36	850	1,034
	Johnson Controls International plc	5.700%	3/1/41	1,050	1,232
	Johnson Controls International plc	4.625%	7/2/44	1,425	1,536
	Johnson Controls International plc	5.125%	9/14/45	2,345	2,696
	Johnson Controls International plc	4.500%	2/15/47	1,250	1,326
	Johnson Controls International plc	4.950%	7/2/64	1,150	1,234
	Lafarge SA	7.125%	7/15/36	1,350	1,736
	Lockheed Martin Corp.	4.500%	5/15/36	1,675	1,838
	Lockheed Martin Corp.	6.150%	9/1/36	2,535	3,298
	Lockheed Martin Corp.	5.500%	11/15/39	1,100	1,335
	Lockheed Martin Corp.	5.720%	6/1/40	2,239	2,800
	Lockheed Martin Corp.	4.850%	9/15/41	1,925	2,183
	Lockheed Martin Corp.	4.070%	12/15/42	6,675	6,833
	Lockheed Martin Corp.	3.800%	3/1/45	850	837
	Lockheed Martin Corp.	4.700%	5/15/46	6,635	7,435
	Masco Corp.	3.500%	11/15/27	250	248
	Masco Corp.	7.750%	8/1/29	443	595
	Masco Corp.	6.500%	8/15/32	160	198
	Masco Corp.	4.500%	5/15/47	825	827
	Northrop Grumman Corp.	5.050%	11/15/40	1,900	2,194
	Northrop Grumman Corp.	4.750%	6/1/43	2,075	2,338
	Northrop Grumman Corp.	3.850%	4/15/45	2,116	2,101
	Northrop Grumman Systems Corp.	7.750%	2/15/31	1,465	2,093
	Owens Corning	7.000%	12/1/36	1,870	2,505
	Owens Corning	4.300%	7/15/47	1,850	1,786
	Parker-Hannifin Corp.	4.200%	11/21/34	1,900	2,015
	Parker-Hannifin Corp.	6.250%	5/15/38	1,095	1,443
	Parker-Hannifin Corp.	4.450%	11/21/44	1,650	1,813
4	Parker-Hannifin Corp.	4.100%	3/1/47	1,850	1,951
	Precision Castparts Corp.	4.200%	6/15/35	200	208
	Precision Castparts Corp.	3.900%	1/15/43	1,875	1,905
	Precision Castparts Corp.	4.375%	6/15/45	1,700	1,851
	Raytheon Co.	7.200%	8/15/27	800	1,074
	Raytheon Co.	4.875%	10/15/40	2,300	2,679

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	4.700%	12/15/41	2,450	2,794
Republic Services Inc.	6.200%	3/1/40	1,110	1,451
Republic Services Inc.	5.700%	5/15/41	1,175	1,467
Rockwell Collins Inc.	4.800%	12/15/43	1,025	1,131
Rockwell Collins Inc.	4.350%	4/15/47	2,700	2,824
Sonoco Products Co.	5.750%	11/1/40	1,700	1,988
Stanley Black & Decker Inc.	5.200%	9/1/40	1,300	1,478
United Technologies Corp.	6.700%	8/1/28	1,175	1,544
United Technologies Corp.	7.500%	9/15/29	1,850	2,613
United Technologies Corp.	5.400%	5/1/35	2,275	2,726
United Technologies Corp.	6.050%	6/1/36	4,525	5,830
United Technologies Corp.	6.125%	7/15/38	2,275	2,988
United Technologies Corp.	5.700%	4/15/40	4,435	5,576
United Technologies Corp.	4.500%	6/1/42	9,675	10,574
United Technologies Corp.	4.150%	5/15/45	2,199	2,291
United Technologies Corp.	3.750%	11/1/46	4,500	4,404
United Technologies Corp.	4.050%	5/4/47	2,000	2,045
Vulcan Materials Co.	4.500%	6/15/47	2,415	2,454
Waste Management Inc.	3.900%	3/1/35	3,590	3,705
Waste Management Inc.	4.100%	3/1/45	2,520	2,648
WW Grainger Inc.	4.600%	6/15/45	3,050	3,317
WW Grainger Inc.	3.750%	5/15/46	1,400	1,338
WW Grainger Inc.	4.200%	5/15/47	600	618
Xylem Inc.	4.375%	11/1/46	1,400	1,445
Communication (7.4%)
21st Century Fox America Inc.	6.550%	3/15/33	725	909
21st Century Fox America Inc.	6.200%	12/15/34	3,690	4,527
21st Century Fox America Inc.	6.400%	12/15/35	3,930	4,966
21st Century Fox America Inc.	8.150%	10/17/36	1,225	1,756
21st Century Fox America Inc.	6.150%	3/1/37	2,905	3,630
21st Century Fox America Inc.	6.650%	11/15/37	3,370	4,452
21st Century Fox America Inc.	7.850%	3/1/39	775	1,101
21st Century Fox America Inc.	6.900%	8/15/39	2,550	3,374
21st Century Fox America Inc.	6.150%	2/15/41	5,375	6,791
21st Century Fox America Inc.	5.400%	10/1/43	3,735	4,267
21st Century Fox America Inc.	4.750%	9/15/44	2,525	2,680
21st Century Fox America Inc.	7.750%	12/1/45	1,995	2,889
21st Century Fox America Inc.	4.750%	11/15/46	1,200	1,281
Activision Blizzard Inc.	4.500%	6/15/47	2,500	2,511
America Movil SAB de CV	6.375%	3/1/35	3,460	4,301
America Movil SAB de CV	6.125%	11/15/37	2,225	2,683
America Movil SAB de CV	6.125%	3/30/40	6,040	7,367
America Movil SAB de CV	4.375%	7/16/42	3,850	3,875
American Tower Corp.	3.550%	7/15/27	2,750	2,725
Ameritech Capital Funding Corp.	6.550%	1/15/28	875	1,016
AT&T Corp.	8.250%	11/15/31	1,767	2,421
AT&T Inc.	4.500%	5/15/35	10,208	10,081
AT&T Inc.	5.250%	3/1/37	10,225	10,896
AT&T Inc.	6.500%	9/1/37	2,160	2,611
AT&T Inc.	6.300%	1/15/38	3,615	4,275
AT&T Inc.	6.550%	2/15/39	2,610	3,167
AT&T Inc.	6.350%	3/15/40	2,360	2,778
AT&T Inc.	6.000%	8/15/40	3,950	4,474
AT&T Inc.	5.350%	9/1/40	6,713	7,116
AT&T Inc.	6.375%	3/1/41	3,683	4,328
AT&T Inc.	5.550%	8/15/41	3,830	4,175
AT&T Inc.	5.150%	3/15/42	4,125	4,246
AT&T Inc.	4.300%	12/15/42	6,575	6,102
AT&T Inc.	4.800%	6/15/44	5,475	5,408
AT&T Inc.	4.350%	6/15/45	10,511	9,768
AT&T Inc.	4.750%	5/15/46	11,925	11,736
AT&T Inc.	5.650%	2/15/47	625	690
AT&T Inc.	5.450%	3/1/47	11,650	12,564

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AT&T Inc.	4.500%	3/9/48	15,467	14,578
	AT&T Inc.	4.550%	3/9/49	8,509	8,003
	AT&T Inc.	5.700%	3/1/57	3,470	3,827
	AT&T Mobility LLC	7.125%	12/15/31	1,900	2,379
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	1,648	2,141
	BellSouth LLC	6.875%	10/15/31	1,127	1,334
	BellSouth LLC	6.550%	6/15/34	790	925
	BellSouth LLC	6.000%	11/15/34	1,071	1,142
	BellSouth Telecommunications LLC	6.375%	6/1/28	1,465	1,685
	British Telecommunications plc	9.125%	12/15/30	9,100	13,728
	CBS Corp.	3.375%	2/15/28	2,000	1,959
	CBS Corp.	7.875%	7/30/30	2,703	3,711
	CBS Corp.	5.500%	5/15/33	1,323	1,471
	CBS Corp.	5.900%	10/15/40	900	1,063
	CBS Corp.	4.850%	7/1/42	2,600	2,715
	CBS Corp.	4.900%	8/15/44	3,230	3,393
4	Charter Communications Operating LLC / Charter
	Communications Operating Capital	3.750%	2/15/28	3,500	3,449
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.384%	10/23/35	7,434	8,834
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	11,632	13,944
4	Charter Communications Operating LLC / Charter
	Communications Operating Capital	5.375%	5/1/47	5,750	6,080
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.834%	10/23/55	1,625	1,990
	Comcast Corp.	4.250%	1/15/33	2,682	2,861
	Comcast Corp.	7.050%	3/15/33	1,050	1,452
	Comcast Corp.	4.200%	8/15/34	3,687	3,903
	Comcast Corp.	5.650%	6/15/35	2,575	3,148
	Comcast Corp.	4.400%	8/15/35	4,725	5,131
	Comcast Corp.	6.500%	11/15/35	5,015	6,632
	Comcast Corp.	3.200%	7/15/36	3,830	3,589
	Comcast Corp.	6.450%	3/15/37	7,148	9,516
	Comcast Corp.	6.950%	8/15/37	5,115	7,219
	Comcast Corp.	6.400%	5/15/38	3,575	4,767
	Comcast Corp.	6.550%	7/1/39	2,725	3,704
	Comcast Corp.	6.400%	3/1/40	3,371	4,531
	Comcast Corp.	4.650%	7/15/42	3,790	4,157
	Comcast Corp.	4.500%	1/15/43	2,075	2,205
	Comcast Corp.	4.750%	3/1/44	3,635	4,046
	Comcast Corp.	4.600%	8/15/45	5,785	6,303
	Comcast Corp.	3.400%	7/15/46	5,500	5,005
	Crown Castle International Corp.	4.750%	5/15/47	1,400	1,426
	Deutsche Telekom International Finance BV	8.750%	6/15/30	11,893	17,677
	Deutsche Telekom International Finance BV	9.250%	6/1/32	1,665	2,631
	Discovery Communications LLC	6.350%	6/1/40	2,850	3,139
	Discovery Communications LLC	4.950%	5/15/42	1,600	1,495
	Discovery Communications LLC	4.875%	4/1/43	3,000	2,801
	Grupo Televisa SAB	8.500%	3/11/32	1,235	1,596
	Grupo Televisa SAB	6.625%	1/15/40	1,035	1,196
	Grupo Televisa SAB	5.000%	5/13/45	3,550	3,445
	Grupo Televisa SAB	6.125%	1/31/46	4,000	4,481
	Historic TW Inc.	6.625%	5/15/29	2,093	2,630
	Koninklijke KPN NV	8.375%	10/1/30	3,175	4,345
	Moody's Corp.	5.250%	7/15/44	1,860	2,153
	NBCUniversal Media LLC	6.400%	4/30/40	3,370	4,522
	NBCUniversal Media LLC	5.950%	4/1/41	3,965	5,069
	NBCUniversal Media LLC	4.450%	1/15/43	3,440	3,639
	New Cingular Wireless Services Inc.	8.750%	3/1/31	2,585	3,693
	Orange SA	9.000%	3/1/31	7,234	10,911
	Orange SA	5.375%	1/13/42	4,400	5,141
	Orange SA	5.500%	2/6/44	2,810	3,345
	Qwest Corp.	6.875%	9/15/33	2,824	2,810

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Rogers Communications Inc.	7.500%	8/15/38	2,500	3,376
	Rogers Communications Inc.	4.500%	3/15/43	2,575	2,682
	Rogers Communications Inc.	5.450%	10/1/43	650	764
	Rogers Communications Inc.	5.000%	3/15/44	2,415	2,762
	S&P Global Inc.	6.550%	11/15/37	1,150	1,476
	TCI Communications Inc.	7.125%	2/15/28	1,095	1,440
	Telefonica Emisiones SAU	7.045%	6/20/36	7,120	9,369
	Telefonica Emisiones SAU	5.213%	3/8/47	8,500	9,035
	Telefonica Europe BV	8.250%	9/15/30	3,881	5,459
	TELUS Corp.	3.700%	9/15/27	1,650	1,677
	Thomson Reuters Corp.	5.500%	8/15/35	1,940	2,180
	Thomson Reuters Corp.	5.850%	4/15/40	790	931
	Thomson Reuters Corp.	4.500%	5/23/43	400	401
	Thomson Reuters Corp.	5.650%	11/23/43	2,525	2,935
	Time Warner Cable LLC	6.550%	5/1/37	3,785	4,511
	Time Warner Cable LLC	7.300%	7/1/38	6,055	7,748
	Time Warner Cable LLC	6.750%	6/15/39	5,125	6,294
	Time Warner Cable LLC	5.875%	11/15/40	3,900	4,377
	Time Warner Cable LLC	5.500%	9/1/41	4,375	4,704
	Time Warner Cable LLC	4.500%	9/15/42	4,225	4,045
	Time Warner Cos. Inc.	6.950%	1/15/28	2,300	2,885
	Time Warner Entertainment Co. LP	8.375%	7/15/33	3,325	4,619
	Time Warner Inc.	7.625%	4/15/31	2,825	3,865
	Time Warner Inc.	7.700%	5/1/32	2,891	4,038
	Time Warner Inc.	6.200%	3/15/40	2,050	2,456
	Time Warner Inc.	6.100%	7/15/40	3,485	4,166
	Time Warner Inc.	6.250%	3/29/41	2,575	3,133
	Time Warner Inc.	5.375%	10/15/41	1,950	2,130
	Time Warner Inc.	4.900%	6/15/42	3,825	3,918
	Time Warner Inc.	5.350%	12/15/43	1,745	1,921
	Time Warner Inc.	4.650%	6/1/44	4,300	4,253
	Time Warner Inc.	4.850%	7/15/45	950	978
	Verizon Communications Inc.	7.750%	12/1/30	1,500	2,019
	Verizon Communications Inc.	6.400%	9/15/33	1,875	2,283
	Verizon Communications Inc.	5.050%	3/15/34	5,230	5,519
	Verizon Communications Inc.	4.400%	11/1/34	11,010	10,927
	Verizon Communications Inc.	5.850%	9/15/35	2,250	2,621
	Verizon Communications Inc.	4.272%	1/15/36	10,250	9,935
	Verizon Communications Inc.	5.250%	3/16/37	12,575	13,570
4	Verizon Communications Inc.	4.812%	3/15/39	825	835
	Verizon Communications Inc.	4.750%	11/1/41	3,317	3,297
	Verizon Communications Inc.	3.850%	11/1/42	4,690	4,070
	Verizon Communications Inc.	6.550%	9/15/43	4,650	5,765
	Verizon Communications Inc.	4.125%	8/15/46	8,013	7,143
	Verizon Communications Inc.	4.862%	8/21/46	15,860	15,883
	Verizon Communications Inc.	5.500%	3/16/47	5,800	6,348
	Verizon Communications Inc.	4.522%	9/15/48	16,212	15,405
4	Verizon Communications Inc.	5.012%	4/15/49	15,415	15,533
	Verizon Communications Inc.	5.012%	8/21/54	18,743	18,492
	Verizon Communications Inc.	4.672%	3/15/55	15,925	14,984
	Viacom Inc.	4.850%	12/15/34	2,025	2,013
	Viacom Inc.	6.875%	4/30/36	2,310	2,696
	Viacom Inc.	4.375%	3/15/43	6,442	5,724
	Viacom Inc.	5.850%	9/1/43	4,490	4,849
	Viacom Inc.	5.250%	4/1/44	1,050	1,054
	Vodafone Group plc	7.875%	2/15/30	2,425	3,279
	Vodafone Group plc	6.250%	11/30/32	1,650	1,987
	Vodafone Group plc	6.150%	2/27/37	4,475	5,449
	Vodafone Group plc	4.375%	2/19/43	5,725	5,640
	Walt Disney Co.	7.000%	3/1/32	1,615	2,286
	Walt Disney Co.	4.375%	8/16/41	1,275	1,392
	Walt Disney Co.	4.125%	12/1/41	2,305	2,411
	Walt Disney Co.	3.700%	12/1/42	1,927	1,901
	Walt Disney Co.	4.125%	6/1/44	3,283	3,443

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	3.000%	7/30/46	965	843
WPP Finance 2010	5.125%	9/7/42	875	913
WPP Finance 2010	5.625%	11/15/43	1,665	1,922
Consumer Cyclical (3.1%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	2,300	2,531
Amazon.com Inc.	4.800%	12/5/34	5,475	6,310
Amazon.com Inc.	4.950%	12/5/44	3,850	4,547
Bed Bath & Beyond Inc.	4.915%	8/1/34	900	846
Bed Bath & Beyond Inc.	5.165%	8/1/44	2,925	2,571
BorgWarner Inc.	4.375%	3/15/45	1,600	1,593
Coach Inc.	4.125%	7/15/27	1,700	1,683
Cummins Inc.	7.125%	3/1/28	950	1,253
Cummins Inc.	4.875%	10/1/43	1,125	1,291
CVS Health Corp.	5.300%	12/5/43	3,680	4,262
CVS Health Corp.	5.125%	7/20/45	12,675	14,522
Daimler Finance North America LLC	8.500%	1/18/31	4,735	7,124
Darden Restaurants Inc.	6.800%	10/15/37	775	987
Delphi Automotive plc	4.400%	10/1/46	1,025	1,028
eBay Inc.	4.000%	7/15/42	2,310	2,029
Ford Holdings LLC	9.300%	3/1/30	775	1,074
Ford Motor Co.	6.625%	10/1/28	1,900	2,227
Ford Motor Co.	6.375%	2/1/29	635	724
Ford Motor Co.	7.450%	7/16/31	5,650	7,139
Ford Motor Co.	4.750%	1/15/43	6,620	6,325
Ford Motor Co.	7.400%	11/1/46	1,075	1,383
Ford Motor Co.	5.291%	12/8/46	4,625	4,721
General Motors Co.	5.000%	4/1/35	3,600	3,603
General Motors Co.	6.600%	4/1/36	2,994	3,483
General Motors Co.	6.250%	10/2/43	5,465	6,053
General Motors Co.	5.200%	4/1/45	4,220	4,133
General Motors Co.	6.750%	4/1/46	2,478	2,942
Harley-Davidson Inc.	4.625%	7/28/45	1,175	1,225
Home Depot Inc.	5.875%	12/16/36	11,300	14,700
Home Depot Inc.	5.400%	9/15/40	2,025	2,499
Home Depot Inc.	5.950%	4/1/41	2,775	3,670
Home Depot Inc.	4.200%	4/1/43	2,225	2,350
Home Depot Inc.	4.875%	2/15/44	3,850	4,452
Home Depot Inc.	4.400%	3/15/45	4,524	4,935
Home Depot Inc.	4.250%	4/1/46	3,975	4,270
Home Depot Inc.	3.900%	6/15/47	3,800	3,845
Home Depot Inc.	3.500%	9/15/56	2,368	2,151
Kohl's Corp.	5.550%	7/17/45	1,100	1,009
Lowe's Cos. Inc.	6.500%	3/15/29	446	581
Lowe's Cos. Inc.	4.650%	4/15/42	4,260	4,691
Lowe's Cos. Inc.	4.250%	9/15/44	152	159
Lowe's Cos. Inc.	4.375%	9/15/45	2,200	2,334
Lowe's Cos. Inc.	3.700%	4/15/46	5,580	5,376
Lowe's Cos. Inc.	4.050%	5/3/47	6,300	6,418
Macy's Retail Holdings Inc.	6.900%	4/1/29	2,175	2,310
Macy's Retail Holdings Inc.	6.900%	1/15/32	37	39
Macy's Retail Holdings Inc.	6.700%	7/15/34	55	58
Macy's Retail Holdings Inc.	4.500%	12/15/34	1,958	1,624
Macy's Retail Holdings Inc.	6.375%	3/15/37	2,475	2,509
Mastercard Inc.	3.800%	11/21/46	1,800	1,831
McDonald's Corp.	4.700%	12/9/35	2,825	3,072
McDonald's Corp.	6.300%	10/15/37	2,475	3,215
McDonald's Corp.	6.300%	3/1/38	2,115	2,723
McDonald's Corp.	5.700%	2/1/39	1,725	2,070
McDonald's Corp.	3.700%	2/15/42	2,275	2,127
McDonald's Corp.	3.625%	5/1/43	2,475	2,307
McDonald's Corp.	4.600%	5/26/45	2,280	2,444
McDonald's Corp.	4.875%	12/9/45	5,546	6,171
McDonald's Corp.	4.450%	3/1/47	2,200	2,323

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NIKE Inc.	3.625%	5/1/43	1,475	1,416
	NIKE Inc.	3.875%	11/1/45	209	211
	NIKE Inc.	3.375%	11/1/46	4,850	4,469
	Nordstrom Inc.	6.950%	3/15/28	925	1,000
	Nordstrom Inc.	5.000%	1/15/44	3,274	3,125
	QVC Inc.	5.450%	8/15/34	1,500	1,426
	Starbucks Corp.	4.300%	6/15/45	975	1,072
	Target Corp.	6.350%	11/1/32	1,864	2,389
	Target Corp.	6.500%	10/15/37	2,512	3,331
	Target Corp.	7.000%	1/15/38	1,794	2,501
	Target Corp.	4.000%	7/1/42	4,350	4,294
	Target Corp.	3.625%	4/15/46	3,900	3,637
	VF Corp.	6.450%	11/1/37	1,140	1,510
	Visa Inc.	4.150%	12/14/35	5,890	6,388
	Visa Inc.	4.300%	12/14/45	11,850	12,978
	Wal-Mart Stores Inc.	7.550%	2/15/30	4,225	6,147
	Wal-Mart Stores Inc.	5.250%	9/1/35	7,130	8,707
	Wal-Mart Stores Inc.	6.200%	4/15/38	7,320	9,966
	Wal-Mart Stores Inc.	5.625%	4/1/40	3,400	4,386
	Wal-Mart Stores Inc.	4.875%	7/8/40	2,900	3,429
	Wal-Mart Stores Inc.	5.000%	10/25/40	3,320	4,000
	Wal-Mart Stores Inc.	5.625%	4/15/41	7,685	9,950
	Wal-Mart Stores Inc.	4.000%	4/11/43	3,793	4,005
	Wal-Mart Stores Inc.	4.750%	10/2/43	3,225	3,819
5	Wal-Mart Stores Inc.	4.300%	4/22/44	5,925	6,577
	Walgreen Co.	4.400%	9/15/42	1,775	1,780
	Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,700	1,773
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	5,825	6,210
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	2,050	2,150
	Western Union Co.	6.200%	11/17/36	1,950	2,065
	Western Union Co.	6.200%	6/21/40	135	142
	Consumer Noncyclical (8.6%)
	Abbott Laboratories	4.750%	11/30/36	7,029	7,663
	Abbott Laboratories	6.150%	11/30/37	1,875	2,310
	Abbott Laboratories	6.000%	4/1/39	1,245	1,523
	Abbott Laboratories	5.300%	5/27/40	250	283
	Abbott Laboratories	4.750%	4/15/43	2,400	2,535
	Abbott Laboratories	4.900%	11/30/46	13,700	15,058
	AbbVie Inc.	4.500%	5/14/35	7,368	7,774
	AbbVie Inc.	4.300%	5/14/36	4,065	4,197
	AbbVie Inc.	4.400%	11/6/42	8,698	8,923
	AbbVie Inc.	4.700%	5/14/45	9,365	9,966
	AbbVie Inc.	4.450%	5/14/46	6,800	6,999
	Ahold Finance USA LLC	6.875%	5/1/29	1,575	1,983
	Allergan Funding SCS	4.550%	3/15/35	10,035	10,727
	Allergan Funding SCS	4.850%	6/15/44	5,150	5,602
	Allergan Funding SCS	4.750%	3/15/45	4,490	4,860
	Altria Group Inc.	4.250%	8/9/42	3,026	3,120
	Altria Group Inc.	4.500%	5/2/43	2,997	3,195
	Altria Group Inc.	5.375%	1/31/44	6,415	7,681
	Altria Group Inc.	3.875%	9/16/46	3,755	3,654
	AmerisourceBergen Corp.	4.250%	3/1/45	1,720	1,742
	Amgen Inc.	6.400%	2/1/39	1,595	2,015
	Amgen Inc.	4.950%	10/1/41	3,010	3,301
	Amgen Inc.	5.150%	11/15/41	5,500	6,137
	Amgen Inc.	4.400%	5/1/45	7,960	8,216
	Amgen Inc.	4.563%	6/15/48	7,186	7,505
	Amgen Inc.	4.663%	6/15/51	11,543	12,239
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	17,961	19,690
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	2,690	2,668
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	3,575	3,896
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	38,291	43,401

85

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,593	7,151
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,034	3,111
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,325	6,019
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,575	4,436
4	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	7,016	7,481
	Archer-Daniels-Midland Co.	5.935%	10/1/32	1,540	1,889
	Archer-Daniels-Midland Co.	5.375%	9/15/35	1,615	1,911
	Archer-Daniels-Midland Co.	4.535%	3/26/42	2,185	2,425
	Archer-Daniels-Midland Co.	4.016%	4/16/43	2,910	3,026
	Ascension Health	3.945%	11/15/46	3,225	3,271
3	Ascension Health	4.847%	11/15/53	1,379	1,545
	AstraZeneca plc	6.450%	9/15/37	8,601	11,614
	AstraZeneca plc	4.000%	9/18/42	3,750	3,791
	AstraZeneca plc	4.375%	11/16/45	3,175	3,414
	Baxalta Inc.	5.250%	6/23/45	3,450	4,054
	Baxter International Inc.	3.500%	8/15/46	1,500	1,340
	Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	1,245	1,281
	Becton Dickinson & Co.	5.000%	11/12/40	1,000	1,055
	Becton Dickinson & Co.	4.875%	5/15/44	2,475	2,570
	Becton Dickinson & Co.	4.685%	12/15/44	4,508	4,695
	Becton Dickinson & Co.	4.669%	6/6/47	2,000	2,061
	Biogen Inc.	5.200%	9/15/45	6,005	6,880
	Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	1,000	1,061
	Boston Scientific Corp.	7.000%	11/15/35	1,450	1,850
	Boston Scientific Corp.	7.375%	1/15/40	505	678
	Bristol-Myers Squibb Co.	3.250%	8/1/42	2,340	2,125
	Bristol-Myers Squibb Co.	4.500%	3/1/44	1,025	1,124
	Brown-Forman Corp.	4.500%	7/15/45	1,650	1,791
	Campbell Soup Co.	3.800%	8/2/42	1,100	1,052
	Cardinal Health Inc.	4.600%	3/15/43	2,375	2,462
	Cardinal Health Inc.	4.900%	9/15/45	1,550	1,706
	Cardinal Health Inc.	4.368%	6/15/47	1,950	2,018
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,525	2,318
	Celgene Corp.	5.700%	10/15/40	535	623
	Celgene Corp.	5.250%	8/15/43	5,025	5,690
	Celgene Corp.	4.625%	5/15/44	4,425	4,651
	Celgene Corp.	5.000%	8/15/45	1,400	1,578
	Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	1,250	1,339
	City of Hope	5.623%	11/15/43	1,125	1,382
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	1,415	1,437
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	2,375	2,745
	Colgate-Palmolive Co.	4.000%	8/15/45	2,625	2,723
	Conagra Brands Inc.	7.000%	10/1/28	1,005	1,263
	Conagra Brands Inc.	8.250%	9/15/30	1,200	1,624
	Constellation Brands Inc.	4.500%	5/9/47	1,800	1,863
	Danaher Corp.	4.375%	9/15/45	2,050	2,241
	Diageo Capital plc	5.875%	9/30/36	1,825	2,332
	Diageo Capital plc	3.875%	4/29/43	1,000	1,005
	Diageo Investment Corp.	7.450%	4/15/35	1,250	1,813
	Diageo Investment Corp.	4.250%	5/11/42	1,802	1,916
	Dignity Health California GO	4.500%	11/1/42	1,050	996
	Dignity Health California GO	5.267%	11/1/64	1,100	1,128
4	Dr Pepper Snapple Group Inc.	4.500%	11/15/45	1,875	1,983
	Dr Pepper Snapple Group Inc.	4.420%	12/15/46	1,250	1,307
	Duke University Health System Inc.	3.920%	6/1/47	2,000	2,020
	Eli Lilly & Co.	5.550%	3/15/37	1,442	1,784
	Eli Lilly & Co.	3.700%	3/1/45	3,429	3,387
	Eli Lilly & Co.	3.950%	5/15/47	2,300	2,390
	Estee Lauder Cos. Inc.	6.000%	5/15/37	1,075	1,349
	Estee Lauder Cos. Inc.	4.375%	6/15/45	1,725	1,851
	Estee Lauder Cos. Inc.	4.150%	3/15/47	1,700	1,780
	Express Scripts Holding Co.	6.125%	11/15/41	520	621
	Express Scripts Holding Co.	4.800%	7/15/46	7,385	7,558
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,325	2,366

86

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Genentech Inc.	5.250%	7/15/35	300	356
	General Mills Inc.	5.400%	6/15/40	1,675	1,952
	General Mills Inc.	4.150%	2/15/43	1,025	1,020
	Gilead Sciences Inc.	4.600%	9/1/35	1,779	1,910
	Gilead Sciences Inc.	4.000%	9/1/36	2,400	2,409
	Gilead Sciences Inc.	5.650%	12/1/41	3,411	4,119
	Gilead Sciences Inc.	4.800%	4/1/44	6,480	7,153
	Gilead Sciences Inc.	4.500%	2/1/45	6,650	7,039
	Gilead Sciences Inc.	4.750%	3/1/46	8,224	8,984
	Gilead Sciences Inc.	4.150%	3/1/47	8,350	8,403
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,727
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	7,994	10,852
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,200	1,280
	Hackensack Meridian Health	4.500%	7/1/57	1,000	1,055
	Hasbro Inc.	6.350%	3/15/40	1,654	2,021
	Hasbro Inc.	5.100%	5/15/44	1,025	1,088
	Hershey Co.	7.200%	8/15/27	90	115
	JM Smucker Co.	4.250%	3/15/35	1,475	1,532
	JM Smucker Co.	4.375%	3/15/45	2,900	3,045
	Johns Hopkins Health System Corp.	3.837%	5/15/46	1,675	1,679
	Johnson & Johnson	6.950%	9/1/29	1,850	2,521
	Johnson & Johnson	4.950%	5/15/33	2,125	2,554
	Johnson & Johnson	4.375%	12/5/33	2,640	3,029
	Johnson & Johnson	3.550%	3/1/36	4,701	4,855
	Johnson & Johnson	3.625%	3/3/37	5,665	5,911
	Johnson & Johnson	5.950%	8/15/37	3,255	4,381
	Johnson & Johnson	5.850%	7/15/38	1,865	2,499
	Johnson & Johnson	4.500%	9/1/40	754	858
	Johnson & Johnson	4.850%	5/15/41	1,000	1,208
	Johnson & Johnson	4.500%	12/5/43	254	293
	Johnson & Johnson	3.700%	3/1/46	5,825	5,957
	Johnson & Johnson	3.750%	3/3/47	5,675	5,922
	Kaiser Foundation Hospitals	4.875%	4/1/42	2,841	3,252
	Kaiser Foundation Hospitals	4.150%	5/1/47	5,100	5,266
	Kellogg Co.	7.450%	4/1/31	300	405
	Kellogg Co.	4.500%	4/1/46	3,709	3,829
	Kimberly-Clark Corp.	6.625%	8/1/37	2,675	3,747
	Kimberly-Clark Corp.	5.300%	3/1/41	1,220	1,497
	Kimberly-Clark Corp.	3.700%	6/1/43	980	948
	Kimberly-Clark Corp.	3.200%	7/30/46	1,700	1,549
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,714	3,175
	Koninklijke Philips NV	5.000%	3/15/42	1,390	1,525
	Kraft Foods Group Inc.	6.875%	1/26/39	3,509	4,496
	Kraft Foods Group Inc.	6.500%	2/9/40	3,775	4,683
	Kraft Foods Group Inc.	5.000%	6/4/42	4,890	5,176
	Kraft Heinz Foods Co.	5.000%	7/15/35	4,332	4,674
	Kraft Heinz Foods Co.	5.200%	7/15/45	6,965	7,547
	Kraft Heinz Foods Co.	4.375%	6/1/46	9,270	9,021
	Kroger Co.	4.450%	2/1/47	3,375	3,250
	Laboratory Corp. of America Holdings	4.700%	2/1/45	2,700	2,805
	Mattel Inc.	5.450%	11/1/41	1,020	1,068
3	Mayo Clinic	3.774%	11/15/43	900	896
3	Mayo Clinic	4.000%	11/15/47	1,200	1,224
3	Mayo Clinic	4.128%	11/15/52	1,050	1,116
	McKesson Corp.	6.000%	3/1/41	3,090	3,769
	McKesson Corp.	4.883%	3/15/44	1,525	1,670
	Mead Johnson Nutrition Co.	5.900%	11/1/39	1,335	1,670
	Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,665
	Medtronic Inc.	4.375%	3/15/35	9,318	10,202
	Medtronic Inc.	6.500%	3/15/39	1,350	1,807
	Medtronic Inc.	5.550%	3/15/40	1,535	1,861
	Medtronic Inc.	4.500%	3/15/42	1,800	1,963
	Medtronic Inc.	4.625%	3/15/44	3,411	3,805
5	Medtronic Inc.	4.625%	3/15/45	14,198	15,951

87

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	850	992
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,525	1,551
	Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	1,975	2,039
	Merck & Co. Inc.	6.500%	12/1/33	2,945	3,982
	Merck & Co. Inc.	6.550%	9/15/37	3,505	4,841
	Merck & Co. Inc.	3.600%	9/15/42	1,275	1,246
	Merck & Co. Inc.	4.150%	5/18/43	4,759	5,079
	Merck & Co. Inc.	3.700%	2/10/45	6,385	6,328
	Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,300	1,624
	Molson Coors Brewing Co.	5.000%	5/1/42	3,575	3,953
	Molson Coors Brewing Co.	4.200%	7/15/46	6,150	6,076
	Mondelez International Inc.	6.500%	2/9/40	1,689	2,161
	Mylan Inc.	5.400%	11/29/43	1,240	1,364
	Mylan NV	5.250%	6/15/46	3,300	3,615
	New York & Presbyterian Hospital	4.024%	8/1/45	2,600	2,654
	New York & Presbyterian Hospital	4.063%	8/1/56	1,425	1,425
	Newell Brands Inc.	5.375%	4/1/36	4,977	5,785
	Newell Brands Inc.	5.500%	4/1/46	5,500	6,632
	Northwell Healthcare Inc.	3.979%	11/1/46	2,625	2,451
	Novartis Capital Corp.	3.700%	9/21/42	1,275	1,283
	Novartis Capital Corp.	4.400%	5/6/44	6,450	7,141
	Novartis Capital Corp.	4.000%	11/20/45	4,050	4,224
	NYU Hospitals Center	4.784%	7/1/44	1,150	1,263
3	NYU Hospitals Center	4.368%	7/1/47	1,750	1,826
	Partners Healthcare System Inc.	4.117%	7/1/55	1,000	997
	PepsiCo Inc.	5.500%	1/15/40	3,075	3,817
	PepsiCo Inc.	4.875%	11/1/40	3,890	4,492
	PepsiCo Inc.	4.000%	3/5/42	2,570	2,626
	PepsiCo Inc.	3.600%	8/13/42	1,625	1,557
	PepsiCo Inc.	4.250%	10/22/44	2,333	2,468
	PepsiCo Inc.	4.600%	7/17/45	2,599	2,897
	PepsiCo Inc.	4.450%	4/14/46	1,750	1,905
	PepsiCo Inc.	3.450%	10/6/46	4,800	4,519
	PepsiCo Inc.	4.000%	5/2/47	2,500	2,538
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	1,336	1,362
	Pfizer Inc.	4.000%	12/15/36	3,735	3,957
	Pfizer Inc.	7.200%	3/15/39	6,895	10,326
	Pfizer Inc.	4.300%	6/15/43	3,550	3,815
	Pfizer Inc.	4.400%	5/15/44	5,425	5,948
	Pfizer Inc.	4.125%	12/15/46	4,550	4,792
	Pharmacia LLC	6.600%	12/1/28	3,200	4,186
	Philip Morris International Inc.	6.375%	5/16/38	3,090	4,063
	Philip Morris International Inc.	4.375%	11/15/41	3,350	3,506
	Philip Morris International Inc.	4.500%	3/20/42	4,678	4,957
	Philip Morris International Inc.	3.875%	8/21/42	3,075	2,999
	Philip Morris International Inc.	4.125%	3/4/43	3,375	3,414
	Philip Morris International Inc.	4.875%	11/15/43	1,310	1,463
	Philip Morris International Inc.	4.250%	11/10/44	3,800	3,911
	Procter & Gamble Co.	5.500%	2/1/34	1,695	2,175
	Procter & Gamble Co.	5.550%	3/5/37	1,476	1,976
	Quest Diagnostics Inc.	4.700%	3/30/45	1,175	1,236
	Reynolds American Inc.	5.700%	8/15/35	2,708	3,207
	Reynolds American Inc.	7.250%	6/15/37	2,125	2,885
	Reynolds American Inc.	6.150%	9/15/43	1,350	1,688
	Reynolds American Inc.	5.850%	8/15/45	7,400	9,076
	RWJ Barnabas Health Inc.	3.949%	7/1/46	1,350	1,338
	Stryker Corp.	4.100%	4/1/43	2,325	2,320
	Stryker Corp.	4.625%	3/15/46	3,625	3,943
	Sysco Corp.	3.250%	7/15/27	2,700	2,657
	Sysco Corp.	5.375%	9/21/35	1,700	1,968
	Sysco Corp.	4.850%	10/1/45	1,250	1,376
	Sysco Corp.	4.500%	4/1/46	1,675	1,766
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,306	2,710
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	7,020	6,436

88

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Texas Health Resources	4.330%	11/15/55	1,000	1,047
	The Kroger Co.	7.700%	6/1/29	1,550	2,033
	The Kroger Co.	8.000%	9/15/29	775	1,045
	The Kroger Co.	7.500%	4/1/31	1,520	2,020
	The Kroger Co.	6.900%	4/15/38	500	632
	The Kroger Co.	5.400%	7/15/40	920	995
	The Kroger Co.	5.000%	4/15/42	900	922
	The Kroger Co.	5.150%	8/1/43	1,300	1,355
	The Kroger Co.	3.875%	10/15/46	1,625	1,431
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	4,075	5,528
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	2,025	2,371
	Trinity Health Corp.	4.125%	12/1/45	1,175	1,174
	Tyson Foods Inc.	4.875%	8/15/34	2,070	2,268
	Tyson Foods Inc.	5.150%	8/15/44	1,448	1,636
	Tyson Foods Inc.	4.550%	6/2/47	2,750	2,897
	Unilever Capital Corp.	5.900%	11/15/32	3,733	4,873
	Whirlpool Corp.	4.500%	6/1/46	2,975	3,112
	Wyeth LLC	6.500%	2/1/34	3,085	4,087
	Wyeth LLC	6.000%	2/15/36	510	651
	Wyeth LLC	5.950%	4/1/37	6,935	8,955
	Zoetis Inc.	4.700%	2/1/43	3,875	4,207
	Energy (5.6%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	1,500	1,820
	Anadarko Finance Co.	7.500%	5/1/31	3,185	3,983
	Anadarko Petroleum Corp.	6.450%	9/15/36	5,775	6,806
	Anadarko Petroleum Corp.	7.950%	6/15/39	1,150	1,501
	Anadarko Petroleum Corp.	6.200%	3/15/40	2,920	3,343
	Anadarko Petroleum Corp.	4.500%	7/15/44	2,125	2,010
	Anadarko Petroleum Corp.	6.600%	3/15/46	3,800	4,679
	Apache Corp.	6.000%	1/15/37	4,206	4,863
	Apache Corp.	5.100%	9/1/40	5,750	6,028
	Apache Corp.	5.250%	2/1/42	1,675	1,787
	Apache Corp.	4.750%	4/15/43	5,815	5,838
	Apache Finance Canada Corp.	7.750%	12/15/29	1,150	1,520
	Baker Hughes Inc.	5.125%	9/15/40	5,127	5,856
	Boardwalk Pipelines LP	4.450%	7/15/27	1,700	1,730
	BP Capital Markets plc	3.723%	11/28/28	2,800	2,871
	Buckeye Partners LP	5.850%	11/15/43	1,350	1,452
	Buckeye Partners LP	5.600%	10/15/44	1,025	1,075
	Burlington Resources Finance Co.	7.200%	8/15/31	1,250	1,651
	Burlington Resources Finance Co.	7.400%	12/1/31	2,675	3,628
	Canadian Natural Resources Ltd.	7.200%	1/15/32	1,775	2,164
	Canadian Natural Resources Ltd.	6.450%	6/30/33	875	1,018
	Canadian Natural Resources Ltd.	6.500%	2/15/37	2,265	2,692
	Canadian Natural Resources Ltd.	6.250%	3/15/38	2,890	3,410
	Canadian Natural Resources Ltd.	6.750%	2/1/39	1,450	1,756
	Canadian Natural Resources Ltd.	4.950%	6/1/47	2,600	2,640
4	Cenovus Energy Inc.	5.250%	6/15/37	1,500	1,406
	Cenovus Energy Inc.	6.750%	11/15/39	6,300	6,623
	Cenovus Energy Inc.	4.450%	9/15/42	2,500	2,084
	Cenovus Energy Inc.	5.200%	9/15/43	800	715
4	Cenovus Energy Inc.	5.400%	6/15/47	4,200	3,885
	Columbia Pipeline Group Inc.	5.800%	6/1/45	1,700	2,015
	Conoco Funding Co.	7.250%	10/15/31	1,945	2,572
	ConocoPhillips	5.900%	10/15/32	1,850	2,209
	ConocoPhillips	5.900%	5/15/38	2,275	2,786
	ConocoPhillips	6.500%	2/1/39	9,525	12,447
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,300	1,566
	ConocoPhillips Co.	4.150%	11/15/34	2,475	2,502
	ConocoPhillips Co.	4.300%	11/15/44	800	815
	ConocoPhillips Co.	5.950%	3/15/46	1,550	1,971
	ConocoPhillips Holding Co.	6.950%	4/15/29	6,008	7,724
	Devon Energy Corp.	7.950%	4/15/32	2,710	3,538

89

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Devon Energy Corp.	5.600%	7/15/41	4,710	5,032
Devon Energy Corp.	4.750%	5/15/42	3,140	3,076
Devon Energy Corp.	5.000%	6/15/45	1,800	1,832
Devon Financing Co. LLC	7.875%	9/30/31	3,490	4,532
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	1,300	1,378
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	1,950	2,020
Enable Midstream Partners LP	5.000%	5/15/44	1,725	1,627
Enbridge Energy Partners LP	7.500%	4/15/38	1,456	1,841
Enbridge Energy Partners LP	5.500%	9/15/40	2,425	2,545
Enbridge Energy Partners LP	7.375%	10/15/45	750	968
Enbridge Inc.	3.700%	7/15/27	1,500	1,500
Enbridge Inc.	4.500%	6/10/44	1,500	1,465
Enbridge Inc.	5.500%	12/1/46	2,500	2,847
Encana Corp.	8.125%	9/15/30	800	1,018
Encana Corp.	6.500%	8/15/34	3,400	3,879
Encana Corp.	6.625%	8/15/37	1,750	2,020
Encana Corp.	6.500%	2/1/38	2,000	2,295
Energy Transfer LP	8.250%	11/15/29	1,250	1,628
Energy Transfer LP	4.900%	3/15/35	1,752	1,711
Energy Transfer LP	6.625%	10/15/36	1,501	1,694
Energy Transfer LP	7.500%	7/1/38	1,075	1,313
Energy Transfer LP	6.050%	6/1/41	2,400	2,554
Energy Transfer LP	6.500%	2/1/42	3,780	4,213
Energy Transfer LP	5.150%	2/1/43	1,424	1,365
Energy Transfer LP	5.950%	10/1/43	500	530
Energy Transfer LP	5.150%	3/15/45	4,275	4,150
Energy Transfer LP	6.125%	12/15/45	4,150	4,519
Energy Transfer LP	5.300%	4/15/47	2,500	2,484
Eni USA Inc.	7.300%	11/15/27	600	756
EnLink Midstream Partners LP	5.600%	4/1/44	1,975	2,010
EnLink Midstream Partners LP	5.050%	4/1/45	500	476
EnLink Midstream Partners LP	5.450%	6/1/47	750	754
Enterprise Products Operating LLC	6.875%	3/1/33	1,064	1,348
Enterprise Products Operating LLC	6.650%	10/15/34	1,220	1,527
Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,676
Enterprise Products Operating LLC	6.125%	10/15/39	1,875	2,270
Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,600
Enterprise Products Operating LLC	5.950%	2/1/41	2,353	2,810
Enterprise Products Operating LLC	5.700%	2/15/42	2,125	2,487
Enterprise Products Operating LLC	4.850%	8/15/42	4,850	5,132
Enterprise Products Operating LLC	4.450%	2/15/43	4,480	4,471
Enterprise Products Operating LLC	4.850%	3/15/44	6,883	7,330
Enterprise Products Operating LLC	5.100%	2/15/45	1,340	1,470
Enterprise Products Operating LLC	4.900%	5/15/46	2,775	2,985
Enterprise Products Operating LLC	4.950%	10/15/54	1,152	1,206
EOG Resources Inc.	3.900%	4/1/35	1,982	1,934
Exxon Mobil Corp.	3.567%	3/6/45	2,913	2,816
Exxon Mobil Corp.	4.114%	3/1/46	9,075	9,566
Halliburton Co.	4.850%	11/15/35	5,558	5,934
Halliburton Co.	6.700%	9/15/38	4,125	5,288
Halliburton Co.	7.450%	9/15/39	525	721
Halliburton Co.	4.500%	11/15/41	2,182	2,162
Halliburton Co.	4.750%	8/1/43	2,400	2,468
Halliburton Co.	5.000%	11/15/45	6,246	6,657
Hess Corp.	7.875%	10/1/29	2,550	3,053
Hess Corp.	7.300%	8/15/31	645	742
Hess Corp.	7.125%	3/15/33	1,375	1,559
Hess Corp.	6.000%	1/15/40	2,821	2,869
Hess Corp.	5.600%	2/15/41	5,028	4,923
Hess Corp.	5.800%	4/1/47	2,050	2,067
Husky Energy Inc.	6.800%	9/15/37	1,450	1,817
Kerr-McGee Corp.	7.875%	9/15/31	1,300	1,658
Kinder Morgan Energy Partners LP	7.400%	3/15/31	475	576
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	636

90

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,425	2,913
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,775	2,989
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	650	736
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,979	4,754
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	2,070	2,364
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	875	999
	Kinder Morgan Energy Partners LP	7.500%	11/15/40	1,500	1,868
	Kinder Morgan Energy Partners LP	6.375%	3/1/41	2,940	3,315
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,929	2,000
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,375	2,321
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	2,050	1,939
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	976
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	3,100	3,191
	Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,600	1,634
	Kinder Morgan Inc.	7.800%	8/1/31	300	377
	Kinder Morgan Inc.	7.750%	1/15/32	4,474	5,659
	Kinder Morgan Inc.	5.300%	12/1/34	3,300	3,409
	Kinder Morgan Inc.	5.550%	6/1/45	7,050	7,506
	Kinder Morgan Inc.	5.050%	2/15/46	340	341
	Magellan Midstream Partners LP	5.150%	10/15/43	2,175	2,380
	Magellan Midstream Partners LP	4.250%	9/15/46	1,500	1,465
	Marathon Oil Corp.	6.800%	3/15/32	1,700	1,900
	Marathon Oil Corp.	6.600%	10/1/37	2,775	3,059
	Marathon Oil Corp.	5.200%	6/1/45	2,152	2,069
	Marathon Petroleum Corp.	6.500%	3/1/41	3,075	3,554
	Marathon Petroleum Corp.	4.750%	9/15/44	1,850	1,760
	Marathon Petroleum Corp.	5.850%	12/15/45	925	953
	Marathon Petroleum Corp.	5.000%	9/15/54	3,025	2,763
	MPLX LP	5.200%	3/1/47	3,600	3,708
	National Oilwell Varco Inc.	3.950%	12/1/42	3,725	3,081
	Noble Energy Inc.	6.000%	3/1/41	2,945	3,279
	Noble Energy Inc.	5.250%	11/15/43	3,565	3,667
	Noble Energy Inc.	5.050%	11/15/44	2,200	2,259
	Occidental Petroleum Corp.	4.625%	6/15/45	2,500	2,656
	Occidental Petroleum Corp.	4.400%	4/15/46	2,250	2,343
	Occidental Petroleum Corp.	4.100%	2/15/47	4,400	4,383
	ONEOK Partners LP	6.650%	10/1/36	2,725	3,230
	ONEOK Partners LP	6.850%	10/15/37	650	795
	ONEOK Partners LP	6.125%	2/1/41	2,725	3,113
	ONEOK Partners LP	6.200%	9/15/43	1,450	1,692
	Petro-Canada	5.350%	7/15/33	1,450	1,612
	Petro-Canada	5.950%	5/15/35	2,480	2,944
	Petro-Canada	6.800%	5/15/38	3,775	4,928
	Phillips 66	4.650%	11/15/34	2,800	2,943
	Phillips 66	5.875%	5/1/42	4,826	5,818
	Phillips 66	4.875%	11/15/44	4,929	5,273
	Phillips 66 Partners LP	4.680%	2/15/45	1,000	952
	Phillips 66 Partners LP	4.900%	10/1/46	2,350	2,320
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,850	2,074
	Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	1,761	1,682
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	2,900	2,456
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	2,375	2,136
	Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	2	2
4	Sabine Pass Liquefaction LLC	4.200%	3/15/28	6,250	6,312
	Shell International Finance BV	4.125%	5/11/35	6,000	6,234
	Shell International Finance BV	6.375%	12/15/38	9,600	12,676
	Shell International Finance BV	5.500%	3/25/40	2,725	3,321
	Shell International Finance BV	3.625%	8/21/42	2,100	1,956
	Shell International Finance BV	4.550%	8/12/43	2,025	2,163
	Shell International Finance BV	4.375%	5/11/45	9,414	9,806
	Shell International Finance BV	4.000%	5/10/46	7,950	7,853
	Shell International Finance BV	3.750%	9/12/46	6,500	6,166
	Spectra Energy Capital LLC	6.750%	2/15/32	405	482
	Spectra Energy Partners LP	5.950%	9/25/43	1,450	1,689

91

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Spectra Energy Partners LP	4.500%	3/15/45	2,525	2,492
	Suncor Energy Inc.	7.150%	2/1/32	800	1,043
	Suncor Energy Inc.	5.950%	12/1/34	855	1,028
	Suncor Energy Inc.	6.500%	6/15/38	2,015	2,590
	Suncor Energy Inc.	6.850%	6/1/39	3,325	4,445
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,600	1,699
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,600	1,480
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	1,840	1,796
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	2,150	2,125
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,664
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	960	1,207
	Texas Eastern Transmission LP	7.000%	7/15/32	1,375	1,754
	Tosco Corp.	8.125%	2/15/30	2,100	2,908
	TransCanada PipeLines Ltd.	4.625%	3/1/34	3,450	3,793
	TransCanada PipeLines Ltd.	5.600%	3/31/34	925	1,090
	TransCanada PipeLines Ltd.	5.850%	3/15/36	1,150	1,405
	TransCanada PipeLines Ltd.	6.200%	10/15/37	4,825	6,186
	TransCanada PipeLines Ltd.	7.250%	8/15/38	3,420	4,791
	TransCanada PipeLines Ltd.	7.625%	1/15/39	1,650	2,415
	TransCanada PipeLines Ltd.	6.100%	6/1/40	3,225	4,159
	TransCanada PipeLines Ltd.	5.000%	10/16/43	2,975	3,397
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,275	1,428
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	1,057
	Valero Energy Corp.	7.500%	4/15/32	1,941	2,491
	Valero Energy Corp.	6.625%	6/15/37	5,664	6,996
	Valero Energy Corp.	4.900%	3/15/45	2,200	2,288
	Western Gas Partners LP	5.450%	4/1/44	1,250	1,285
	Williams Partners LP	6.300%	4/15/40	4,250	4,937
	Williams Partners LP	5.800%	11/15/43	2,325	2,569
	Williams Partners LP	5.400%	3/4/44	1,754	1,861
	Williams Partners LP	4.900%	1/15/45	1,625	1,634
	Williams Partners LP	5.100%	9/15/45	3,250	3,373
	Other Industrial (0.3%)
	California Institute of Technology GO	4.321%	8/1/45	1,000	1,104
	California Institute of Technology GO	4.700%	11/1/11	1,575	1,601
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	1,175	1,256
3	Massachusetts Institute of Technology GO	3.959%	7/1/38	1,050	1,139
	Massachusetts Institute of Technology GO	5.600%	7/1/11	2,375	3,127
	Massachusetts Institute of Technology GO	4.678%	7/1/14	2,125	2,323
	Massachusetts Institute of Technology GO	3.885%	7/1/16	1,600	1,457
3	Northwestern University Illinois GO	4.643%	12/1/44	2,250	2,664
	President & Fellows of Harvard College Massachusetts
	GO	3.619%	10/1/37	900	951
3	Rice University Texas GO	3.574%	5/15/45	1,900	1,920
3	Rice University Texas GO	3.774%	5/15/55	150	157
	Stanford University California GO	3.647%	5/1/48	2,500	2,631
3	University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	1,400	1,389
	University of Pennsylvania GO	4.674%	9/1/12	1,000	1,078
3	University of Southern California GO	3.028%	10/1/39	2,500	2,350
3	University of Southern California GO	3.841%	10/1/47	1,500	1,562
	Wesleyan University Connecticut GO	4.781%	7/1/16	1,050	1,028
	Technology (3.6%)
	Analog Devices Inc.	5.300%	12/15/45	1,000	1,152
	Apple Inc.	4.500%	2/23/36	2,550	2,873
	Apple Inc.	3.850%	5/4/43	10,310	10,322
	Apple Inc.	4.450%	5/6/44	4,675	5,090
	Apple Inc.	3.450%	2/9/45	6,550	6,136
	Apple Inc.	4.375%	5/13/45	7,236	7,749
	Apple Inc.	4.650%	2/23/46	13,872	15,604
	Apple Inc.	3.850%	8/4/46	6,875	6,884
	Apple Inc.	4.250%	2/9/47	3,600	3,812
	Applied Materials Inc.	5.100%	10/1/35	1,250	1,467
	Applied Materials Inc.	5.850%	6/15/41	2,055	2,610

92

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Applied Materials Inc.	4.350%	4/1/47	3,900	4,141
	Arrow Electronics Inc.	3.875%	1/12/28	2,000	1,990
5	Baidu Inc.	3.625%	7/6/27	2,000	1,973
	Cisco Systems Inc.	5.900%	2/15/39	6,531	8,503
	Cisco Systems Inc.	5.500%	1/15/40	6,810	8,501
	Corning Inc.	4.700%	3/15/37	1,800	1,882
	Corning Inc.	5.750%	8/15/40	1,375	1,604
4	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	5,290	6,652
4	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	7,175	9,285
	Fidelity National Information Services Inc.	4.500%	8/15/46	2,500	2,573
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	140	152
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	7,255	7,677
	HP Enterprise Services LLC	7.450%	10/15/29	971	1,175
	HP Inc.	6.000%	9/15/41	2,752	2,922
	Intel Corp.	4.000%	12/15/32	1,050	1,116
	Intel Corp.	4.800%	10/1/41	5,045	5,768
	Intel Corp.	4.250%	12/15/42	3,140	3,326
	Intel Corp.	4.900%	7/29/45	6,795	7,894
	Intel Corp.	4.100%	5/19/46	4,250	4,402
	Intel Corp.	4.100%	5/11/47	4,050	4,190
	International Business Machines Corp.	6.220%	8/1/27	350	438
	International Business Machines Corp.	6.500%	1/15/28	1,725	2,198
	International Business Machines Corp.	5.875%	11/29/32	2,750	3,477
	International Business Machines Corp.	5.600%	11/30/39	3,228	3,997
	International Business Machines Corp.	4.000%	6/20/42	1,863	1,892
	International Business Machines Corp.	4.700%	2/19/46	3,350	3,734
	Juniper Networks Inc.	5.950%	3/15/41	1,385	1,549
	Microsoft Corp.	3.500%	2/12/35	7,047	7,109
	Microsoft Corp.	4.200%	11/3/35	1,210	1,322
	Microsoft Corp.	3.450%	8/8/36	9,038	9,060
	Microsoft Corp.	4.100%	2/6/37	9,735	10,468
	Microsoft Corp.	5.200%	6/1/39	1,205	1,464
	Microsoft Corp.	4.500%	10/1/40	2,965	3,312
	Microsoft Corp.	5.300%	2/8/41	2,175	2,703
	Microsoft Corp.	3.500%	11/15/42	2,925	2,856
	Microsoft Corp.	3.750%	5/1/43	1,658	1,655
	Microsoft Corp.	4.875%	12/15/43	1,900	2,220
	Microsoft Corp.	3.750%	2/12/45	8,309	8,277
	Microsoft Corp.	4.450%	11/3/45	7,438	8,241
	Microsoft Corp.	3.700%	8/8/46	15,325	15,103
	Microsoft Corp.	4.250%	2/6/47	11,850	12,876
	Microsoft Corp.	4.000%	2/12/55	9,310	9,378
	Microsoft Corp.	4.750%	11/3/55	3,509	4,021
	Microsoft Corp.	3.950%	8/8/56	4,760	4,748
	Microsoft Corp.	4.500%	2/6/57	8,112	8,945
	Motorola Solutions Inc.	5.500%	9/1/44	1,225	1,211
	Oracle Corp.	3.250%	5/15/30	2,304	2,309
	Oracle Corp.	4.300%	7/8/34	6,855	7,432
	Oracle Corp.	3.900%	5/15/35	4,903	5,048
	Oracle Corp.	3.850%	7/15/36	4,925	5,092
	Oracle Corp.	6.500%	4/15/38	4,190	5,707
	Oracle Corp.	6.125%	7/8/39	4,225	5,581
	Oracle Corp.	5.375%	7/15/40	8,664	10,531
	Oracle Corp.	4.500%	7/8/44	4,275	4,642
	Oracle Corp.	4.125%	5/15/45	5,452	5,591
	Oracle Corp.	4.000%	7/15/46	7,650	7,704
	Oracle Corp.	4.375%	5/15/55	3,240	3,448
	QUALCOMM Inc.	4.650%	5/20/35	3,220	3,519
	QUALCOMM Inc.	4.800%	5/20/45	5,274	5,761
	QUALCOMM Inc.	4.300%	5/20/47	5,050	5,168
	Seagate HDD Cayman	5.750%	12/1/34	1,550	1,552
	Tyco Electronics Group SA	7.125%	10/1/37	2,150	2,915
	Verisk Analytics Inc.	5.500%	6/15/45	1,375	1,531
	Xerox Corp.	4.800%	3/1/35	400	370

93

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Xerox Corp.	6.750%	12/15/39	675	716
	Transportation (1.8%)
3	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	1,715	1,758
3	American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	901	942
3	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	1,949	1,991
3	American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	950	962
3	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	2,508	2,495
3	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	800	788
	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	1,725	1,695
3	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	1,050	1,079
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	2,285	3,002
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	1,670	2,201
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	3,075	3,879
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	2,207	2,577
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	2,292	2,786
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,175	1,356
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	2,310	2,487
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	2,280	2,448
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,445	2,657
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,400	2,866
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	2,350	2,733
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,975	3,301
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	3,473	3,630
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,700	1,918
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	1,850	1,882
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	1,750	1,840
	Canadian National Railway Co.	6.900%	7/15/28	950	1,276
	Canadian National Railway Co.	6.250%	8/1/34	2,420	3,206
	Canadian National Railway Co.	6.200%	6/1/36	2,292	3,050
	Canadian National Railway Co.	6.375%	11/15/37	490	668
	Canadian National Railway Co.	3.200%	8/2/46	2,425	2,230
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,115	1,534
	Canadian Pacific Railway Co.	5.750%	3/15/33	1,075	1,270
	Canadian Pacific Railway Co.	4.800%	9/15/35	1,225	1,362
	Canadian Pacific Railway Co.	5.750%	1/15/42	1,000	1,230
	Canadian Pacific Railway Co.	4.800%	8/1/45	1,720	1,957
	Canadian Pacific Railway Co.	6.125%	9/15/15	3,025	3,804
	CSX Corp.	6.000%	10/1/36	1,095	1,383
	CSX Corp.	6.150%	5/1/37	2,230	2,852
	CSX Corp.	6.220%	4/30/40	2,475	3,233
	CSX Corp.	5.500%	4/15/41	1,810	2,182
	CSX Corp.	4.750%	5/30/42	2,100	2,335
	CSX Corp.	4.400%	3/1/43	1,150	1,221
	CSX Corp.	4.100%	3/15/44	1,650	1,693
	CSX Corp.	3.800%	11/1/46	2,900	2,838
	CSX Corp.	3.950%	5/1/50	2,325	2,270
	CSX Corp.	4.500%	8/1/54	1,665	1,748
	CSX Corp.	4.250%	11/1/66	2,000	1,987
3	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	960	991
	FedEx Corp.	4.900%	1/15/34	1,725	1,920
	FedEx Corp.	3.900%	2/1/35	1,770	1,763
	FedEx Corp.	3.875%	8/1/42	1,690	1,590
	FedEx Corp.	4.100%	4/15/43	1,700	1,667
	FedEx Corp.	5.100%	1/15/44	2,490	2,785
	FedEx Corp.	4.100%	2/1/45	1,070	1,040
	FedEx Corp.	4.750%	11/15/45	5,600	6,056
	FedEx Corp.	4.550%	4/1/46	4,150	4,353
	FedEx Corp.	4.400%	1/15/47	1,075	1,105
	FedEx Corp.	4.500%	2/1/65	785	751
	Kansas City Southern	4.300%	5/15/43	1,500	1,485
	Kansas City Southern	4.950%	8/15/45	1,470	1,584
3	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	2,478	2,457
	Norfolk Southern Corp.	7.250%	2/15/31	660	896

94

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Norfolk Southern Corp.	7.050%	5/1/37	345	470
	Norfolk Southern Corp.	4.837%	10/1/41	1,873	2,101
	Norfolk Southern Corp.	3.950%	10/1/42	1,635	1,627
	Norfolk Southern Corp.	4.800%	8/15/43	1,404	1,579
	Norfolk Southern Corp.	4.450%	6/15/45	1,410	1,516
	Norfolk Southern Corp.	4.650%	1/15/46	2,150	2,382
	Norfolk Southern Corp.	7.900%	5/15/97	325	483
	Norfolk Southern Corp.	6.000%	3/15/05	1,430	1,715
	Norfolk Southern Corp.	6.000%	5/23/11	1,880	2,265
3	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	1,595	1,662
	Union Pacific Corp.	3.375%	2/1/35	625	619
	Union Pacific Corp.	4.300%	6/15/42	80	85
	Union Pacific Corp.	4.250%	4/15/43	1,350	1,428
	Union Pacific Corp.	4.821%	2/1/44	150	172
	Union Pacific Corp.	4.150%	1/15/45	400	419
	Union Pacific Corp.	4.050%	11/15/45	1,200	1,239
	Union Pacific Corp.	4.050%	3/1/46	3,100	3,195
	Union Pacific Corp.	3.350%	8/15/46	1,425	1,324
	Union Pacific Corp.	4.000%	4/15/47	2,000	2,048
	Union Pacific Corp.	3.799%	10/1/51	7,231	7,077
	Union Pacific Corp.	3.875%	2/1/55	1,910	1,852
	Union Pacific Corp.	4.375%	11/15/65	2,350	2,484
3	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	674	782
3	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	952	971
3	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	1,250	1,266
3	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	3,350	3,325
3	United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	850	837
3	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	1,075	1,052
	United Parcel Service Inc.	6.200%	1/15/38	1,860	2,530
	United Parcel Service Inc.	4.875%	11/15/40	1,655	1,945
	United Parcel Service Inc.	3.625%	10/1/42	2,510	2,474
	United Parcel Service Inc.	3.400%	11/15/46	1,300	1,237
	United Parcel Service of America Inc.	8.375%	4/1/30	550	782
					3,611,152
Utilities (6.0%)
	Electric (5.5%)
	AEP Transmission Co. LLC	4.000%	12/1/46	1,450	1,500
	Alabama Power Co.	6.125%	5/15/38	1,460	1,862
	Alabama Power Co.	6.000%	3/1/39	1,490	1,908
	Alabama Power Co.	5.500%	3/15/41	1,125	1,343
	Alabama Power Co.	5.200%	6/1/41	1,365	1,592
	Alabama Power Co.	4.100%	1/15/42	755	759
	Alabama Power Co.	3.850%	12/1/42	1,100	1,092
	Alabama Power Co.	4.150%	8/15/44	2,475	2,568
	Alabama Power Co.	3.750%	3/1/45	1,470	1,444
	Alabama Power Co.	4.300%	1/2/46	1,400	1,480
	Ameren Illinois Co.	4.300%	7/1/44	743	805
	Ameren Illinois Co.	4.150%	3/15/46	1,152	1,230
	Appalachian Power Co.	7.000%	4/1/38	1,543	2,153
	Appalachian Power Co.	4.400%	5/15/44	740	791
	Appalachian Power Co.	4.450%	6/1/45	1,108	1,195
	Arizona Public Service Co.	5.050%	9/1/41	1,505	1,742
	Arizona Public Service Co.	4.500%	4/1/42	1,380	1,508
	Arizona Public Service Co.	4.350%	11/15/45	550	591
	Arizona Public Service Co.	3.750%	5/15/46	1,525	1,498
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,651	2,157
	Baltimore Gas & Electric Co.	3.500%	8/15/46	1,400	1,321
	Berkshire Hathaway Energy Co.	8.480%	9/15/28	1,025	1,493
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	2,885	3,709
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,375	4,275
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	2,580	3,458
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	875	1,031

95

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	4.500%	2/1/45	2,468	2,681
Black Hills Corp.	4.200%	9/15/46	1,420	1,394
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	1,105	1,519
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,725	1,682
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,175	1,312
Cleco Power LLC	6.500%	12/1/35	575	717
Cleco Power LLC	6.000%	12/1/40	1,290	1,568
Cleveland Electric Illuminating Co.	5.950%	12/15/36	830	998
CMS Energy Corp.	3.450%	8/15/27	1,050	1,060
CMS Energy Corp.	4.875%	3/1/44	805	901
Commonwealth Edison Co.	5.900%	3/15/36	2,635	3,333
Commonwealth Edison Co.	6.450%	1/15/38	1,230	1,659
Commonwealth Edison Co.	3.800%	10/1/42	1,350	1,336
Commonwealth Edison Co.	4.600%	8/15/43	1,990	2,212
Commonwealth Edison Co.	4.700%	1/15/44	1,200	1,351
Commonwealth Edison Co.	3.700%	3/1/45	1,460	1,430
Commonwealth Edison Co.	4.350%	11/15/45	1,625	1,755
Commonwealth Edison Co.	3.650%	6/15/46	2,200	2,149
Connecticut Light & Power Co.	4.150%	6/1/45	50	53
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	2,445	2,868
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,270	2,828
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	370	478
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	870	1,147
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,125	2,961
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	790	969
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	2,020	2,535
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	675	709
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,050	1,065
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,700	2,958
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	2,227	2,467
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,850	1,846
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,700	1,728
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,837	3,143
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	1,125	1,180
Consumers Energy Co.	3.950%	5/15/43	1,805	1,864
Consumers Energy Co.	3.250%	8/15/46	1,600	1,458
Consumers Energy Co.	3.950%	7/15/47	1,200	1,242
Delmarva Power & Light Co.	4.150%	5/15/45	2,250	2,368
Dominion Energy Inc.Dominion Energy Inc.	5.250%	8/1/33	1,250	1,408
Dominion Energy Inc.	6.300%	3/15/33	2,460	3,068
Dominion Energy Inc.	5.950%	6/15/35	1,890	2,322
Dominion Energy Inc.	4.900%	8/1/41	1,725	1,876
Dominion Energy Inc.	4.050%	9/15/42	995	973
Dominion Energy Inc.	4.700%	12/1/44	1,670	1,810
DTE Electric Co.	4.000%	4/1/43	1,225	1,264
DTE Electric Co.	4.300%	7/1/44	1,120	1,210
DTE Electric Co.	3.700%	3/15/45	1,700	1,670
DTE Electric Co.	3.700%	6/1/46	1,125	1,103
DTE Energy Co.	6.375%	4/15/33	1,680	2,118
Duke Energy Carolinas LLC	6.000%	12/1/28	925	1,148
Duke Energy Carolinas LLC	6.450%	10/15/32	1,525	2,000
Duke Energy Carolinas LLC	6.100%	6/1/37	1,410	1,820
Duke Energy Carolinas LLC	6.050%	4/15/38	1,075	1,401
Duke Energy Carolinas LLC	5.300%	2/15/40	2,625	3,213
Duke Energy Carolinas LLC	4.250%	12/15/41	2,420	2,579
Duke Energy Carolinas LLC	4.000%	9/30/42	1,900	1,954
Duke Energy Carolinas LLC	3.750%	6/1/45	2,010	1,995
Duke Energy Carolinas LLC	3.875%	3/15/46	2,100	2,137
Duke Energy Corp.	4.800%	12/15/45	2,425	2,668
Duke Energy Corp.	3.750%	9/1/46	6,120	5,815
Duke Energy Florida LLC	6.350%	9/15/37	1,390	1,865
Duke Energy Florida LLC	6.400%	6/15/38	900	1,226
Duke Energy Florida LLC	5.650%	4/1/40	1,115	1,399
Duke Energy Florida LLC	3.850%	11/15/42	1,490	1,497

96

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Energy Florida LLC	3.400%	10/1/46	1,250	1,164
3	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	1,400	1,357
3	Duke Energy Florida Project Finance LLC	2.858%	3/1/33	800	751
3	Duke Energy Florida Project Finance LLC	3.112%	9/1/36	900	851
	Duke Energy Indiana LLC	6.120%	10/15/35	1,106	1,391
	Duke Energy Indiana LLC	6.350%	8/15/38	2,215	2,967
	Duke Energy Indiana LLC	6.450%	4/1/39	750	1,019
	Duke Energy Indiana LLC	4.200%	3/15/42	870	902
	Duke Energy Indiana LLC	4.900%	7/15/43	1,880	2,171
	Duke Energy Indiana LLC	3.750%	5/15/46	1,800	1,780
	Duke Energy Ohio Inc.	3.700%	6/15/46	925	905
	Duke Energy Progress LLC	6.300%	4/1/38	1,075	1,439
	Duke Energy Progress LLC	4.100%	5/15/42	2,625	2,724
	Duke Energy Progress LLC	4.100%	3/15/43	1,115	1,158
	Duke Energy Progress LLC	4.375%	3/30/44	2,100	2,271
	Duke Energy Progress LLC	4.150%	12/1/44	1,705	1,790
	Duke Energy Progress LLC	4.200%	8/15/45	3,050	3,226
	Duke Energy Progress LLC	3.700%	10/15/46	1,550	1,519
	El Paso Electric Co.	6.000%	5/15/35	550	653
	El Paso Electric Co.	5.000%	12/1/44	1,659	1,783
	Emera US Finance LP	4.750%	6/15/46	4,300	4,507
	Entergy Louisiana LLC	3.120%	9/1/27	1,550	1,542
	Entergy Louisiana LLC	3.050%	6/1/31	1,750	1,686
	Entergy Louisiana LLC	4.950%	1/15/45	2,206	2,272
	Entergy Mississippi Inc.	2.850%	6/1/28	3,735	3,602
	Entergy Texas Inc.	5.150%	6/1/45	945	969
	Exelon Corp.	4.950%	6/15/35	1,635	1,797
	Exelon Corp.	5.625%	6/15/35	2,193	2,577
	Exelon Corp.	5.100%	6/15/45	1,715	1,918
	Exelon Corp.	4.450%	4/15/46	2,300	2,375
	Exelon Generation Co. LLC	6.250%	10/1/39	1,665	1,803
	Exelon Generation Co. LLC	5.750%	10/1/41	2,835	2,894
	Exelon Generation Co. LLC	5.600%	6/15/42	3,500	3,513
5	FirstEnergy Corp.	3.900%	7/15/27	5,000	5,000
	FirstEnergy Corp.	7.375%	11/15/31	1,800	2,368
	FirstEnergy Corp.	4.850%	7/15/47	3,500	3,554
	Florida Power & Light Co.	5.625%	4/1/34	1,199	1,485
	Florida Power & Light Co.	4.950%	6/1/35	755	876
	Florida Power & Light Co.	5.650%	2/1/37	1,193	1,501
	Florida Power & Light Co.	5.950%	2/1/38	1,825	2,378
	Florida Power & Light Co.	5.960%	4/1/39	1,785	2,326
	Florida Power & Light Co.	5.690%	3/1/40	1,315	1,680
	Florida Power & Light Co.	5.250%	2/1/41	1,395	1,698
	Florida Power & Light Co.	5.125%	6/1/41	850	1,018
	Florida Power & Light Co.	4.125%	2/1/42	2,125	2,248
	Florida Power & Light Co.	4.050%	6/1/42	2,117	2,222
	Florida Power & Light Co.	3.800%	12/15/42	1,605	1,628
	Florida Power & Light Co.	4.050%	10/1/44	1,682	1,767
	Georgia Power Co.	5.650%	3/1/37	1,775	2,108
	Georgia Power Co.	5.950%	2/1/39	1,630	2,021
	Georgia Power Co.	5.400%	6/1/40	1,560	1,825
	Georgia Power Co.	4.750%	9/1/40	1,695	1,821
	Georgia Power Co.	4.300%	3/15/42	3,105	3,195
	Georgia Power Co.	4.300%	3/15/43	1,270	1,310
	Great Plains Energy Inc.	4.850%	4/1/47	2,300	2,369
	Iberdrola International BV	6.750%	7/15/36	1,565	2,040
	Indiana Michigan Power Co.	6.050%	3/15/37	1,040	1,291
	Indiana Michigan Power Co.	4.550%	3/15/46	1,473	1,610
	Indiana Michigan Power Co.	3.750%	7/1/47	1,750	1,703
	Interstate Power & Light Co.	6.250%	7/15/39	1,785	2,310
	Interstate Power & Light Co.	3.700%	9/15/46	650	625
	ITC Holdings Corp.	5.300%	7/1/43	890	1,031
3	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,637	2,842
	Kansas City Power & Light Co.	6.050%	11/15/35	680	850

97

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kansas City Power & Light Co.	5.300%	10/1/41	1,545	1,801
Kansas City Power & Light Co.	4.200%	6/15/47	500	508
Kentucky Utilities Co.	5.125%	11/1/40	1,065	1,271
Kentucky Utilities Co.	4.375%	10/1/45	1,300	1,398
MidAmerican Energy Co.	6.750%	12/30/31	1,655	2,253
MidAmerican Energy Co.	5.750%	11/1/35	1,550	1,934
MidAmerican Energy Co.	5.800%	10/15/36	1,580	1,979
MidAmerican Energy Co.	4.800%	9/15/43	1,290	1,483
MidAmerican Energy Co.	4.400%	10/15/44	920	1,003
MidAmerican Energy Co.	4.250%	5/1/46	2,744	2,943
MidAmerican Energy Co.	3.950%	8/1/47	2,750	2,842
MidAmerican Funding LLC	6.927%	3/1/29	150	198
Mississippi Power Co.	4.250%	3/15/42	1,550	1,364
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	875	1,281
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,299	2,455
Nevada Power Co.	6.650%	4/1/36	775	1,040
Nevada Power Co.	6.750%	7/1/37	1,295	1,773
Nevada Power Co.	5.450%	5/15/41	1,230	1,464
Northern States Power Co.	6.250%	6/1/36	1,175	1,551
Northern States Power Co.	6.200%	7/1/37	1,200	1,592
Northern States Power Co.	5.350%	11/1/39	625	764
Northern States Power Co.	3.400%	8/15/42	1,890	1,776
Northern States Power Co.	4.125%	5/15/44	1,450	1,528
Northern States Power Co.	4.000%	8/15/45	1,000	1,032
Northern States Power Co.	3.600%	5/15/46	1,325	1,285
NorthWestern Corp.	4.176%	11/15/44	1,380	1,424
NSTAR Electric Co.	5.500%	3/15/40	1,705	2,110
NSTAR Electric Co.	4.400%	3/1/44	610	662
Oglethorpe Power Corp.	5.950%	11/1/39	1,165	1,414
Oglethorpe Power Corp.	5.375%	11/1/40	2,380	2,727
Oglethorpe Power Corp.	5.250%	9/1/50	440	481
Ohio Edison Co.	6.875%	7/15/36	1,610	2,149
Oklahoma Gas & Electric Co.	4.150%	4/1/47	1,000	1,043
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,845	2,537
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,140	1,591
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,148	1,692
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,440	1,712
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,130	1,239
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,790	2,164
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,595	1,562
Pacific Gas & Electric Co.	6.050%	3/1/34	8,198	10,562
Pacific Gas & Electric Co.	5.800%	3/1/37	2,925	3,715
Pacific Gas & Electric Co.	6.350%	2/15/38	2,345	3,124
Pacific Gas & Electric Co.	6.250%	3/1/39	1,955	2,580
Pacific Gas & Electric Co.	5.400%	1/15/40	2,395	2,921
Pacific Gas & Electric Co.	4.450%	4/15/42	1,650	1,793
Pacific Gas & Electric Co.	4.600%	6/15/43	1,245	1,382
Pacific Gas & Electric Co.	5.125%	11/15/43	2,205	2,622
Pacific Gas & Electric Co.	4.750%	2/15/44	1,730	1,971
Pacific Gas & Electric Co.	4.300%	3/15/45	1,765	1,896
Pacific Gas & Electric Co.	4.250%	3/15/46	2,163	2,300
Pacific Gas & Electric Co.	4.000%	12/1/46	2,700	2,779
PacifiCorp	7.700%	11/15/31	1,370	1,982
PacifiCorp	5.250%	6/15/35	1,385	1,628
PacifiCorp	6.100%	8/1/36	570	736
PacifiCorp	5.750%	4/1/37	2,430	3,044
PacifiCorp	6.250%	10/15/37	2,274	3,009
PacifiCorp	6.350%	7/15/38	1,190	1,595
PacifiCorp	6.000%	1/15/39	2,660	3,454
PacifiCorp	4.100%	2/1/42	960	993
PECO Energy Co.	5.950%	10/1/36	1,140	1,432
Potomac Electric Power Co.	6.500%	11/15/37	1,945	2,640
Potomac Electric Power Co.	4.150%	3/15/43	2,690	2,847
PPL Capital Funding Inc.	4.700%	6/1/43	1,821	1,925

98

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PPL Capital Funding Inc.	5.000%	3/15/44	1,235	1,390
PPL Electric Utilities Corp.	6.250%	5/15/39	1,665	2,221
PPL Electric Utilities Corp.	4.750%	7/15/43	75	85
PPL Electric Utilities Corp.	4.125%	6/15/44	1,020	1,070
PPL Electric Utilities Corp.	3.950%	6/1/47	3,050	3,141
Progress Energy Inc.	7.750%	3/1/31	2,480	3,486
Progress Energy Inc.	7.000%	10/30/31	1,225	1,618
Progress Energy Inc.	6.000%	12/1/39	1,750	2,201
PSEG Power LLC	8.625%	4/15/31	1,860	2,405
Public Service Co. of Colorado	6.500%	8/1/38	400	543
Public Service Co. of Colorado	3.600%	9/15/42	1,765	1,713
Public Service Co. of Colorado	4.300%	3/15/44	1,875	2,011
Public Service Co. of Colorado	3.800%	6/15/47	1,900	1,916
Public Service Electric & Gas Co.	5.800%	5/1/37	1,435	1,815
Public Service Electric & Gas Co.	3.950%	5/1/42	2,195	2,272
Public Service Electric & Gas Co.	3.650%	9/1/42	2,095	2,080
Public Service Electric & Gas Co.	3.800%	3/1/46	2,472	2,501
Puget Sound Energy Inc.	6.274%	3/15/37	1,370	1,785
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,776
Puget Sound Energy Inc.	5.795%	3/15/40	720	921
Puget Sound Energy Inc.	5.638%	4/15/41	915	1,138
Puget Sound Energy Inc.	4.300%	5/20/45	1,385	1,490
San Diego Gas & Electric Co.	6.000%	6/1/39	485	635
San Diego Gas & Electric Co.	4.500%	8/15/40	1,660	1,837
San Diego Gas & Electric Co.	3.750%	6/1/47	2,500	2,508
Sierra Pacific Power Co.	6.750%	7/1/37	885	1,194
South Carolina Electric & Gas Co.	6.625%	2/1/32	850	1,089
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,475	1,674
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,825	2,263
South Carolina Electric & Gas Co.	5.450%	2/1/41	1,015	1,178
South Carolina Electric & Gas Co.	4.350%	2/1/42	2,020	2,059
South Carolina Electric & Gas Co.	4.600%	6/15/43	1,455	1,539
South Carolina Electric & Gas Co.	4.100%	6/15/46	555	546
South Carolina Electric & Gas Co.	4.500%	6/1/64	1,750	1,763
South Carolina Electric & Gas Co.	5.100%	6/1/65	1,590	1,759
Southern California Edison Co.	6.650%	4/1/29	2,125	2,734
Southern California Edison Co.	6.000%	1/15/34	1,185	1,504
Southern California Edison Co.	5.750%	4/1/35	1,250	1,564
Southern California Edison Co.	5.350%	7/15/35	1,595	1,917
Southern California Edison Co.	5.550%	1/15/36	300	365
Southern California Edison Co.	5.625%	2/1/36	1,585	1,958
Southern California Edison Co.	5.550%	1/15/37	690	851
Southern California Edison Co.	5.950%	2/1/38	2,090	2,702
Southern California Edison Co.	6.050%	3/15/39	475	624
Southern California Edison Co.	5.500%	3/15/40	330	415
Southern California Edison Co.	4.500%	9/1/40	1,955	2,160
Southern California Edison Co.	4.050%	3/15/42	2,445	2,537
Southern California Edison Co.	3.900%	3/15/43	525	533
Southern California Edison Co.	4.650%	10/1/43	1,830	2,073
Southern California Edison Co.	3.600%	2/1/45	1,815	1,759
Southern Co.	4.250%	7/1/36	1,700	1,733
Southern Co.	4.400%	7/1/46	2,995	3,064
Southern Power Co.	5.150%	9/15/41	1,570	1,668
Southern Power Co.	5.250%	7/15/43	1,355	1,440
Southern Power Co.	4.950%	12/15/46	1,400	1,446
Southwestern Electric Power Co.	6.200%	3/15/40	1,135	1,459
Southwestern Electric Power Co.	3.900%	4/1/45	1,010	1,011
Southwestern Public Service Co.	4.500%	8/15/41	1,630	1,792
Southwestern Public Service Co.	3.400%	8/15/46	1,400	1,311
Tampa Electric Co.	6.550%	5/15/36	780	1,004
Tampa Electric Co.	6.150%	5/15/37	1,025	1,275
Tampa Electric Co.	4.100%	6/15/42	1,150	1,135
Tampa Electric Co.	4.350%	5/15/44	185	190
Tampa Electric Co.	4.200%	5/15/45	1,480	1,487

99

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toledo Edison Co.	6.150%	5/15/37	2,985	3,698
TransAlta Corp.	6.500%	3/15/40	990	950
Union Electric Co.	5.300%	8/1/37	1,040	1,244
Union Electric Co.	8.450%	3/15/39	1,140	1,822
Union Electric Co.	3.900%	9/15/42	1,650	1,689
Union Electric Co.	3.650%	4/15/45	1,410	1,392
Virginia Electric & Power Co.	6.000%	1/15/36	2,135	2,715
Virginia Electric & Power Co.	6.000%	5/15/37	2,045	2,617
Virginia Electric & Power Co.	6.350%	11/30/37	1,925	2,567
Virginia Electric & Power Co.	8.875%	11/15/38	1,750	2,952
Virginia Electric & Power Co.	4.000%	1/15/43	1,725	1,775
Virginia Electric & Power Co.	4.650%	8/15/43	1,235	1,396
Virginia Electric & Power Co.	4.450%	2/15/44	1,845	2,027
Virginia Electric & Power Co.	4.200%	5/15/45	1,298	1,375
Virginia Electric & Power Co.	4.000%	11/15/46	1,525	1,570
Westar Energy Inc.	4.125%	3/1/42	1,355	1,418
Westar Energy Inc.	4.100%	4/1/43	1,465	1,517
Westar Energy Inc.	4.625%	9/1/43	1,240	1,367
Westar Energy Inc.	4.250%	12/1/45	575	607
Wisconsin Electric Power Co.	5.625%	5/15/33	620	747
Wisconsin Electric Power Co.	5.700%	12/1/36	750	933
Wisconsin Power & Light Co.	6.375%	8/15/37	890	1,187
Wisconsin Public Service Corp.	3.671%	12/1/42	1,030	997
Wisconsin Public Service Corp.	4.752%	11/1/44	2,280	2,650
Xcel Energy Inc.	6.500%	7/1/36	1,700	2,245
Natural Gas (0.4%)
Atmos Energy Corp.	5.500%	6/15/41	1,575	1,925
Atmos Energy Corp.	4.150%	1/15/43	1,680	1,741
Atmos Energy Corp.	4.125%	10/15/44	1,980	2,074
CenterPoint Energy Resources Corp.	6.625%	11/1/37	600	754
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,350	1,657
KeySpan Corp.	5.803%	4/1/35	1,000	1,196
NiSource Finance Corp.	5.950%	6/15/41	1,375	1,707
Nisource Finance Corp.	5.250%	2/15/43	1,650	1,894
NiSource Finance Corp.	4.800%	2/15/44	1,925	2,105
NiSource Finance Corp.	4.375%	5/15/47	6,000	6,248
ONE Gas Inc.	4.658%	2/1/44	1,782	1,963
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	920
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	975	914
Sempra Energy	6.000%	10/15/39	3,461	4,367
Southern California Gas Co.	3.750%	9/15/42	1,050	1,062
Southern Co. Gas Capital Corp.	6.000%	10/1/34	850	1,007
Southern Co. Gas Capital Corp.	5.875%	3/15/41	2,805	3,367
Southern Co. Gas Capital Corp.	4.400%	6/1/43	1,350	1,388
Southern Co. Gas Capital Corp.	3.950%	10/1/46	925	880
Southern Co. Gas Capital Corp.	4.400%	5/30/47	1,500	1,547
Southwest Gas Corp.	3.800%	9/29/46	1,600	1,550
Other Utility (0.1%)
American Water Capital Corp.	6.593%	10/15/37	2,677	3,698
American Water Capital Corp.	4.300%	12/1/42	1,300	1,400
American Water Capital Corp.	4.300%	9/1/45	1,025	1,109
American Water Capital Corp.	4.000%	12/1/46	425	447
United Utilities plc	6.875%	8/15/28	1,325	1,597
Veolia Environnement SA	6.750%	6/1/38	1,525	1,967

				608,173

Total Corporate Bonds (Cost $4,785,621)				5,129,903

Sovereign Bonds (4.4%)
Asian Development Bank	6.220%	8/15/27	2,275	3,004
Asian Development Bank	5.820%	6/16/28	1,480	1,817
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	4,475	4,488
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	500	498

100

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	3,495	3,847
	Ecopetrol SA	7.375%	9/18/43	2,650	2,852
	Ecopetrol SA	5.875%	5/28/45	6,475	5,944
	European Investment Bank	4.875%	2/15/36	3,389	4,364
	Hydro-Quebec	8.500%	12/1/29	1,321	1,922
5	Inter-American Development Bank	2.375%	7/7/27	8,263	8,201
	Inter-American Development Bank	3.875%	10/28/41	1,730	1,929
	Inter-American Development Bank	3.200%	8/7/42	1,780	1,778
	Inter-American Development Bank	4.375%	1/24/44	1,428	1,725
	International Bank for Reconstruction & Development	4.750%	2/15/35	1,925	2,414
6	KFW	0.000%	4/18/36	6,375	3,623
6	KFW	0.000%	6/29/37	3,165	1,731
	Korea Electric Power Corp.	7.000%	2/1/27	750	985
	Nexen Energy ULC	7.875%	3/15/32	1,800	2,507
	Nexen Energy ULC	5.875%	3/10/35	1,930	2,306
	Nexen Energy ULC	6.400%	5/15/37	1,555	1,993
	Nexen Energy ULC	7.500%	7/30/39	2,375	3,433
3	Oriental Republic of Uruguay	4.375%	10/27/27	7,700	8,239
3	Oriental Republic of Uruguay	7.625%	3/21/36	4,043	5,499
3	Oriental Republic of Uruguay	4.125%	11/20/45	2,750	2,551
3	Oriental Republic of Uruguay	5.100%	6/18/50	11,200	11,497
	Petroleos Mexicanos	6.625%	6/15/35	8,720	9,039
	Petroleos Mexicanos	6.625%	6/15/38	2,575	2,626
	Petroleos Mexicanos	6.500%	6/2/41	10,450	10,397
	Petroleos Mexicanos	5.500%	6/27/44	7,890	6,972
	Petroleos Mexicanos	6.375%	1/23/45	10,750	10,495
	Petroleos Mexicanos	5.625%	1/23/46	12,350	11,025
	Petroleos Mexicanos	6.750%	9/21/47	8,917	8,994
7	Power Sector Assets & Liabilities Management Corp.	9.625%	5/15/28	550	831
	Province of British Columbia	7.250%	9/1/36	1,500	2,316
	Province of Quebec	7.500%	9/15/29	8,065	11,442
	Republic of Chile	3.860%	6/21/47	6,100	6,120
	Republic of Colombia	10.375%	1/28/33	1,025	1,567
	Republic of Colombia	7.375%	9/18/37	6,757	8,723
	Republic of Colombia	6.125%	1/18/41	7,575	8,744
3	Republic of Colombia	5.625%	2/26/44	8,425	9,211
3	Republic of Colombia	5.000%	6/15/45	14,850	14,980
	Republic of Hungary	7.625%	3/29/41	4,200	6,254
	Republic of Italy	5.375%	6/15/33	5,625	6,365
	Republic of Korea	4.125%	6/10/44	2,150	2,545
	Republic of Panama	8.875%	9/30/27	3,770	5,372
3	Republic of Panama	3.875%	3/17/28	6,900	7,085
	Republic of Panama	9.375%	4/1/29	3,985	5,872
3	Republic of Panama	6.700%	1/26/36	6,126	7,888
3	Republic of Panama	4.500%	5/15/47	2,800	2,842
3	Republic of Panama	4.300%	4/29/53	3,050	2,997
	Republic of Peru	4.125%	8/25/27	3,185	3,461
	Republic of Peru	8.750%	11/21/33	7,450	11,420
3	Republic of Peru	6.550%	3/14/37	4,425	5,808
	Republic of Peru	5.625%	11/18/50	9,340	11,328
	Republic of the Philippines	9.500%	2/2/30	6,867	11,013
	Republic of the Philippines	7.750%	1/14/31	8,225	11,875
	Republic of the Philippines	6.375%	1/15/32	5,350	7,002
	Republic of the Philippines	6.375%	10/23/34	9,300	12,485
	Republic of the Philippines	5.000%	1/13/37	4,625	5,475
	Republic of the Philippines	3.950%	1/20/40	7,377	7,746
	Republic of the Philippines	3.700%	3/1/41	1,250	1,264
	Republic of the Philippines	3.700%	2/2/42	1,950	1,965
	State of Israel	4.500%	1/30/43	6,100	6,462
	Statoil ASA	7.250%	9/23/27	1,625	2,173
	Statoil ASA	6.800%	1/15/28	435	563
	Statoil ASA	7.150%	1/15/29	1,290	1,742
	Statoil ASA	5.100%	8/17/40	3,209	3,674
	Statoil ASA	4.250%	11/23/41	2,525	2,586

101

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	3.950%	5/15/43	1,990	1,973
Statoil ASA	4.800%	11/8/43	2,465	2,749
United Mexican States	7.500%	4/8/33	2,940	3,947
United Mexican States	6.750%	9/27/34	9,572	12,198
United Mexican States	6.050%	1/11/40	12,100	14,290
United Mexican States	4.750%	3/8/44	14,006	14,023
United Mexican States	5.550%	1/21/45	10,130	11,314
United Mexican States	4.600%	1/23/46	11,451	11,198
United Mexican States	4.350%	1/15/47	6,850	6,457
United Mexican States	5.750%	10/12/10	8,050	8,350

Total Sovereign Bonds (Cost $439,660)				454,390

Taxable Municipal Bonds (3.9%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,590
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	889
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	955
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	684
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	2,000	2,495
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	559
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	250
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,995	4,775
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,538
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	4,100	5,861
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,800	4,284
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,665	2,517
California GO	7.700%	11/1/30	1,260	1,471
California GO	7.500%	4/1/34	6,780	9,846
California GO	7.950%	3/1/36	1,450	1,663
California GO	7.550%	4/1/39	11,495	17,541
California GO	7.300%	10/1/39	5,405	7,904
California GO	7.350%	11/1/39	2,925	4,293
California GO	7.625%	3/1/40	3,815	5,812
California GO	7.600%	11/1/40	6,950	10,823
California State University Systemwide Revenue	3.899%	11/1/47	1,000	1,027
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	800	1,013
Chicago IL GO	7.045%	1/1/29	800	832
Chicago IL GO	7.375%	1/1/33	2,300	2,399
Chicago IL GO	7.781%	1/1/35	675	706
Chicago IL GO	5.432%	1/1/42	900	767
Chicago IL GO	6.314%	1/1/44	1,050	981
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,655	2,028
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,275	1,723
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,450	1,741
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,150	6,549
Chicago IL Water Revenue	6.742%	11/1/40	1,200	1,529
Clark County NV Airport System Revenue	6.881%	7/1/42	1,150	1,259
Clark County NV Airport System Revenue	6.820%	7/1/45	1,400	2,037

102

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Financing Authority Pennsylvania
Revenue	4.014%	6/1/33	1,300	1,350
Connecticut GO	5.632%	12/1/29	1,500	1,735
Connecticut GO	5.090%	10/1/30	750	823
Connecticut GO	5.850%	3/15/32	3,350	3,914
Cook County IL GO	6.229%	11/15/34	1,050	1,288
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,058
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,545	2,066
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	1,985
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	1,665	2,216
Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,704
District of Columbia Income Tax Revenue	5.591%	12/1/34	675	835
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	1,275	1,351
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	1,575	2,073
George Washington University District of Columbia GO	4.300%	9/15/44	1,825	1,924
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	4,707	5,778
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	3,075	3,756
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	978
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	1,000	1,202
Houston TX GO	6.290%	3/1/32	1,265	1,501
Illinois GO	5.100%	6/1/33	24,940	23,341
Illinois GO	6.630%	2/1/35	1,770	1,819
Illinois GO	6.725%	4/1/35	1,600	1,641
Illinois GO	7.350%	7/1/35	1,055	1,130
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,670	2,142
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	753
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	1,525	1,628
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	1,050	1,158
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	1,225	1,405
Los Angeles CA Community College District GO	6.750%	8/1/49	1,950	2,954
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	1,025	1,309
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	625	693
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	1,575	2,296
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,500	2,210
Los Angeles CA Unified School District GO	5.755%	7/1/29	1,640	2,017
Los Angeles CA Unified School District GO	5.750%	7/1/34	4,345	5,491
Los Angeles CA Unified School District GO	6.758%	7/1/34	2,760	3,799
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	1,800	2,277
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	700	1,042
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	895	1,197
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	850	1,114
Massachusetts GO	4.500%	8/1/31	1,500	1,691
Massachusetts GO	5.456%	12/1/39	3,135	3,956
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	1,530	1,950
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,515	1,959
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	1,000	1,339

103

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	1,355	1,976
	Mississippi GO	5.245%	11/1/34	1,100	1,314
5	Missouri Health & Educational Facilities Authority
	Revenue (Washington University)	3.652%	8/15/57	1,400	1,383
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	600	718
8	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	5,750	7,063
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	1,900	2,031
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	1,660	1,739
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	1,675	1,949
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,339	6,517
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	6,060	8,834
	New York City NY GO	5.206%	10/1/31	1,070	1,260
	New York City NY GO	6.646%	12/1/31	400	453
	New York City NY GO	6.246%	6/1/35	1,075	1,185
	New York City NY GO	5.517%	10/1/37	1,175	1,462
	New York City NY GO	6.271%	12/1/37	1,520	2,043
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	975	1,289
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	500	547
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	1,030	1,364
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	800	1,082
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,500	2,043
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	1,970	2,527
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	1,670	2,259
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.267%	5/1/27	250	291
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	1,575	1,947
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	1,715	2,146
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.572%	11/1/38	1,150	1,440
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	65	91
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	3,325	5,035
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	700	875
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.668%	11/15/39	1,845	2,520
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.427%	3/15/39	500	610
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	1,830	2,265
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	900	1,134
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	1,625	1,994
	New York University Hospitals Center Revenue	5.750%	7/1/43	925	1,159
	North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	181
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	2,835	4,134
	Ohio State University General Receipts Revenue	4.910%	6/1/40	2,175	2,617

104

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ohio State University General Receipts Revenue	3.798%	12/1/46	1,200	1,219
	Ohio State University General Receipts Revenue	4.800%	6/1/11	1,682	1,728
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,282
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	1,405	1,810
9	Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,758
8	Oregon School Boards Association GO	5.550%	6/30/28	875	1,033
	Pennsylvania Public School Building Authority Lease
	Revenue (School District of Philadelphia)	5.000%	9/15/27	1,098	1,203
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,510	1,883
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	1,260	1,608
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,195	2,778
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	1,625	2,056
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,350	2,790
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	1,200	1,302
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	2,520	2,966
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	6,625	7,218
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	1,500	1,731
	Port of Seattle WA Revenue	7.000%	5/1/36	100	109
	President & Fellows of Harvard College Massachusetts
	GO	4.875%	10/15/40	2,650	3,235
	President & Fellows of Harvard College Massachusetts
	GO	3.150%	7/15/46	1,700	1,624
	Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,246
	Regional Transportation District of Colorado Sales Tax
	Revenue	5.844%	11/1/50	1,110	1,494
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	1,185	1,431
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	1,900	2,247
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	781
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	1,450	1,853
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,201
	San Diego County CA Regional Transportation
	Commission Sales Tax Revenue	5.911%	4/1/48	1,365	1,808
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	2,000	2,702
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	1,315	1,926
	Santa Clara Valley CA Transportation Authority Sales
	Tax Revenue	5.876%	4/1/32	1,500	1,846
	South Carolina Public Service Authority Revenue	5.784%	12/1/41	250	270
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	1,600	1,892
	Texas GO	5.517%	4/1/39	3,790	4,934
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,900	4,610
	Texas Transportation Commission Revenue	4.631%	4/1/33	1,460	1,657
	Texas Transportation Commission Revenue	4.681%	4/1/40	950	1,117
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	1,100	1,493
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	1,075	1,460
	University of California Revenue	4.601%	5/15/31	1,500	1,666
	University of California Revenue	6.270%	5/15/31	500	537
	University of California Revenue	5.770%	5/15/43	2,900	3,715
	University of California Revenue	4.131%	5/15/45	1,500	1,550
	University of California Revenue	5.946%	5/15/45	1,100	1,405
	University of California Revenue	4.858%	5/15/12	3,050	3,150
	University of California Revenue	4.767%	5/15/15	1,550	1,569
	University of Southern California GO	5.250%	10/1/11	1,100	1,332
	University of Texas System Revenue Financing System
	Revenue	6.276%	8/15/41	900	978
	University of Texas System Revenue Financing System
	Revenue	5.134%	8/15/42	550	667
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	1,575	1,856

105

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Washington GO	5.140%	8/1/40	1,110	1,356
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	1,650	1,685
Total Taxable Municipal Bonds (Cost $342,002)				397,433

			Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
10 Vanguard Market Liquidity Fund (Cost
$48,976)	1.181%		489,687	48,978

Total Investments (99.5%) (Cost $9,558,743)				10,145,107
Other Assets and Liabilities—Net (0.5%)				49,302
Net Assets (100%)				10,194,409

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $72,927,000, representing
0.7% of net assets.
5 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2017.
6 Guaranteed by the Federal Republic of Germany.
7 Guaranteed by the Republic of the Philippines.
8 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

106

This page intentionally left blank.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA3142_082017

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (63.6%)
U.S. Government Securities (40.2%)
United States Treasury Note/Bond	1.375%	7/31/18	142,793	142,904
United States Treasury Note/Bond	1.000%	8/15/18	261,158	260,260
United States Treasury Note/Bond	4.000%	8/15/18	400	412
United States Treasury Note/Bond	0.750%	8/31/18	383,600	381,141
United States Treasury Note/Bond	1.500%	8/31/18	485,375	486,360
United States Treasury Note/Bond	1.000%	9/15/18	870,142	866,879
1 United States Treasury Note/Bond	0.750%	9/30/18	542,596	538,782
United States Treasury Note/Bond	1.375%	9/30/18	241,450	241,600
United States Treasury Note/Bond	0.875%	10/15/18	56,101	55,777
United States Treasury Note/Bond	0.750%	10/31/18	850	843
United States Treasury Note/Bond	1.250%	10/31/18	134,000	133,854
United States Treasury Note/Bond	1.750%	10/31/18	149,600	150,441
United States Treasury Note/Bond	1.250%	11/15/18	361,802	361,350
United States Treasury Note/Bond	3.750%	11/15/18	277,786	286,770
United States Treasury Note/Bond	9.000%	11/15/18	125	138
United States Treasury Note/Bond	1.000%	11/30/18	231,867	230,780
United States Treasury Note/Bond	1.250%	11/30/18	246,360	246,052
United States Treasury Note/Bond	1.375%	11/30/18	30,400	30,409
United States Treasury Note/Bond	1.250%	12/15/18	277,558	277,167
United States Treasury Note/Bond	1.250%	12/31/18	192,295	191,995
United States Treasury Note/Bond	1.375%	12/31/18	88,175	88,202
United States Treasury Note/Bond	1.500%	12/31/18	242,841	243,373
United States Treasury Note/Bond	1.125%	1/15/19	295,153	294,093
United States Treasury Note/Bond	1.125%	1/31/19	78,100	77,820
United States Treasury Note/Bond	1.250%	1/31/19	94,800	94,637
United States Treasury Note/Bond	1.500%	1/31/19	275,000	275,558
United States Treasury Note/Bond	0.750%	2/15/19	644,537	638,291
United States Treasury Note/Bond	2.750%	2/15/19	258,075	263,802
United States Treasury Note/Bond	8.875%	2/15/19	72,220	80,954
United States Treasury Note/Bond	1.125%	2/28/19	6,620	6,595
United States Treasury Note/Bond	1.375%	2/28/19	122,070	122,090
United States Treasury Note/Bond	1.500%	2/28/19	70,545	70,699
United States Treasury Note/Bond	1.000%	3/15/19	735,920	731,438
United States Treasury Note/Bond	1.250%	3/31/19	253,790	253,234
United States Treasury Note/Bond	1.500%	3/31/19	30,965	31,042
United States Treasury Note/Bond	1.625%	3/31/19	331,485	332,987
United States Treasury Note/Bond	0.875%	4/15/19	445,495	441,597
United States Treasury Note/Bond	1.250%	4/30/19	167,302	166,911
United States Treasury Note/Bond	1.625%	4/30/19	375,075	376,718
United States Treasury Note/Bond	0.875%	5/15/19	567,645	562,411
United States Treasury Note/Bond	3.125%	5/15/19	605,334	624,723
United States Treasury Note/Bond	1.125%	5/31/19	203,315	202,361
United States Treasury Note/Bond	1.250%	5/31/19	150,055	149,704
United States Treasury Note/Bond	1.500%	5/31/19	250,930	251,517
United States Treasury Note/Bond	0.875%	6/15/19	202,325	200,364
United States Treasury Note/Bond	1.000%	6/30/19	33,462	33,211
United States Treasury Note/Bond	1.250%	6/30/19	304,585	303,775
United States Treasury Note/Bond	1.625%	6/30/19	346,575	348,145
United States Treasury Note/Bond	0.750%	7/15/19	401,795	396,648
United States Treasury Note/Bond	0.875%	7/31/19	128,706	127,339
United States Treasury Note/Bond	1.625%	7/31/19	275,496	276,744
United States Treasury Note/Bond	0.750%	8/15/19	249,493	246,102
United States Treasury Note/Bond	3.625%	8/15/19	941,942	985,507
United States Treasury Note/Bond	8.125%	8/15/19	6,636	7,564
United States Treasury Note/Bond	1.625%	8/31/19	364,194	365,789
United States Treasury Note/Bond	0.875%	9/15/19	472,565	467,027
United States Treasury Note/Bond	1.000%	9/30/19	58,600	58,060
United States Treasury Note/Bond	1.750%	9/30/19	404,421	407,329
United States Treasury Note/Bond	1.000%	10/15/19	352,840	349,477
United States Treasury Note/Bond	1.250%	10/31/19	40,600	40,435
United States Treasury Note/Bond	1.500%	10/31/19	505,710	506,423

	1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.000%	11/15/19	536,465	530,768
United States Treasury Note/Bond	3.375%	11/15/19	640,633	669,263
United States Treasury Note/Bond	1.000%	11/30/19	147,175	145,612
United States Treasury Note/Bond	1.500%	11/30/19	503,150	503,623
United States Treasury Note/Bond	1.375%	12/15/19	292,585	291,944
United States Treasury Note/Bond	1.125%	12/31/19	95,000	94,198
United States Treasury Note/Bond	1.625%	12/31/19	39,053	39,199
United States Treasury Note/Bond	1.375%	1/15/20	112,100	111,820
United States Treasury Note/Bond	1.250%	1/31/20	544,130	540,729
United States Treasury Note/Bond	1.375%	1/31/20	170,508	170,029
United States Treasury Note/Bond	1.375%	2/15/20	572,024	570,239
United States Treasury Note/Bond	3.625%	2/15/20	477,635	503,609
United States Treasury Note/Bond	8.500%	2/15/20	15,275	18,029
United States Treasury Note/Bond	1.250%	2/29/20	77,506	76,998
United States Treasury Note/Bond	1.375%	2/29/20	196,685	196,008
United States Treasury Note/Bond	1.625%	3/15/20	623,890	625,837
United States Treasury Note/Bond	1.125%	3/31/20	20,300	20,087
United States Treasury Note/Bond	1.375%	3/31/20	175,643	174,956
United States Treasury Note/Bond	1.500%	4/15/20	333,640	333,380
United States Treasury Note/Bond	1.125%	4/30/20	88,993	88,006
United States Treasury Note/Bond	1.375%	4/30/20	249,230	248,101
United States Treasury Note/Bond	1.500%	5/15/20	468,788	468,202
United States Treasury Note/Bond	3.500%	5/15/20	601,005	633,964
United States Treasury Note/Bond	8.750%	5/15/20	70	84
United States Treasury Note/Bond	1.375%	5/31/20	312,855	311,341
United States Treasury Note/Bond	1.500%	5/31/20	138,577	138,382
United States Treasury Note/Bond	1.500%	6/15/20	259,035	258,670
United States Treasury Note/Bond	1.625%	6/30/20	88,735	88,888
United States Treasury Note/Bond	1.875%	6/30/20	270,460	272,954
United States Treasury Note/Bond	1.625%	7/31/20	330,340	330,753
United States Treasury Note/Bond	2.000%	7/31/20	115,803	117,232
United States Treasury Note/Bond	2.625%	8/15/20	375,247	386,973
United States Treasury Note/Bond	8.750%	8/15/20	192,190	233,872
United States Treasury Note/Bond	1.375%	8/31/20	357,825	355,309
United States Treasury Note/Bond	2.125%	8/31/20	175,666	178,466
United States Treasury Note/Bond	2.000%	9/30/20	50,741	51,351
United States Treasury Note/Bond	1.375%	10/31/20	220,217	218,429
United States Treasury Note/Bond	1.750%	10/31/20	242,227	243,249
United States Treasury Note/Bond	2.625%	11/15/20	853,684	880,899
United States Treasury Note/Bond	1.625%	11/30/20	404,003	403,753
United States Treasury Note/Bond	2.000%	11/30/20	310,855	314,448
United States Treasury Note/Bond	1.750%	12/31/20	283,948	284,746
United States Treasury Note/Bond	2.375%	12/31/20	352,770	361,314
United States Treasury Note/Bond	1.375%	1/31/21	499,027	493,727
United States Treasury Note/Bond	2.125%	1/31/21	114,586	116,340
United States Treasury Note/Bond	3.625%	2/15/21	391,842	418,475
United States Treasury Note/Bond	7.875%	2/15/21	209,734	254,957
United States Treasury Note/Bond	1.125%	2/28/21	148,979	145,953
United States Treasury Note/Bond	2.000%	2/28/21	426,858	431,592
United States Treasury Note/Bond	1.250%	3/31/21	709,298	697,439
United States Treasury Note/Bond	2.250%	3/31/21	347,976	354,827
United States Treasury Note/Bond	1.375%	4/30/21	167,710	165,562
United States Treasury Note/Bond	2.250%	4/30/21	369,725	376,890
United States Treasury Note/Bond	3.125%	5/15/21	391,810	412,074
United States Treasury Note/Bond	8.125%	5/15/21	110	136
United States Treasury Note/Bond	1.375%	5/31/21	456,650	450,298
United States Treasury Note/Bond	2.000%	5/31/21	265,320	267,973
United States Treasury Note/Bond	1.125%	6/30/21	477,116	465,637
United States Treasury Note/Bond	2.125%	6/30/21	344,450	349,403
United States Treasury Note/Bond	1.125%	7/31/21	400,260	390,129
United States Treasury Note/Bond	2.250%	7/31/21	249,925	254,689
United States Treasury Note/Bond	2.125%	8/15/21	113,948	115,533
United States Treasury Note/Bond	8.125%	8/15/21	35,690	44,657
United States Treasury Note/Bond	1.125%	8/31/21	215,566	209,907

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	8/31/21	359,915	363,007
United States Treasury Note/Bond	1.125%	9/30/21	564,411	549,065
United States Treasury Note/Bond	2.125%	9/30/21	383,791	389,007
United States Treasury Note/Bond	1.250%	10/31/21	514,864	502,878
United States Treasury Note/Bond	2.000%	10/31/21	278,940	281,163
United States Treasury Note/Bond	2.000%	11/15/21	335,482	338,259
United States Treasury Note/Bond	1.750%	11/30/21	81,215	80,999
United States Treasury Note/Bond	1.875%	11/30/21	290,302	291,028
United States Treasury Note/Bond	2.000%	12/31/21	12,380	12,469
United States Treasury Note/Bond	2.125%	12/31/21	253,010	256,251
United States Treasury Note/Bond	1.500%	1/31/22	228,760	225,258
United States Treasury Note/Bond	1.875%	1/31/22	391,022	391,511
United States Treasury Note/Bond	2.000%	2/15/22	64,416	64,899
United States Treasury Note/Bond	1.750%	2/28/22	605,302	602,651
United States Treasury Note/Bond	1.875%	2/28/22	567,886	568,596
United States Treasury Note/Bond	1.750%	3/31/22	215,000	213,858
United States Treasury Note/Bond	1.875%	3/31/22	495,100	495,333
United States Treasury Note/Bond	1.750%	4/30/22	257,200	255,672
United States Treasury Note/Bond	1.875%	4/30/22	390,080	389,959
United States Treasury Note/Bond	1.750%	5/15/22	36,220	36,016
United States Treasury Note/Bond	1.750%	5/31/22	428,005	425,463
United States Treasury Note/Bond	1.875%	5/31/22	242,970	242,931
United States Treasury Note/Bond	1.750%	6/30/22	509,384	506,042
United States Treasury Note/Bond	2.125%	6/30/22	220,235	222,609
United States Treasury Note/Bond	2.000%	7/31/22	246,925	248,044
United States Treasury Note/Bond	1.625%	8/15/22	38,789	38,262
United States Treasury Note/Bond	7.250%	8/15/22	3,014	3,794
United States Treasury Note/Bond	1.875%	8/31/22	392,569	391,772
United States Treasury Note/Bond	1.750%	9/30/22	322,915	319,938
United States Treasury Note/Bond	1.875%	10/31/22	354,240	352,912
United States Treasury Note/Bond	1.625%	11/15/22	135,125	132,844
United States Treasury Note/Bond	2.000%	11/30/22	277,520	278,083
United States Treasury Note/Bond	2.125%	12/31/22	361,593	364,417
United States Treasury Note/Bond	1.750%	1/31/23	277,602	274,132
United States Treasury Note/Bond	2.000%	2/15/23	70,251	70,273
United States Treasury Note/Bond	7.125%	2/15/23	163,535	208,252
United States Treasury Note/Bond	1.500%	2/28/23	240,125	233,709
United States Treasury Note/Bond	1.500%	3/31/23	448,350	435,949
United States Treasury Note/Bond	1.625%	4/30/23	128,332	125,565
United States Treasury Note/Bond	1.750%	5/15/23	864,703	851,594
United States Treasury Note/Bond	1.625%	5/31/23	367,450	359,241
United States Treasury Note/Bond	1.375%	6/30/23	275,345	265,020
United States Treasury Note/Bond	1.250%	7/31/23	270,465	258,167
United States Treasury Note/Bond	2.500%	8/15/23	466,785	478,963
United States Treasury Note/Bond	6.250%	8/15/23	308,228	383,359
United States Treasury Note/Bond	1.375%	8/31/23	299,160	287,334
United States Treasury Note/Bond	1.375%	9/30/23	327,230	313,987
United States Treasury Note/Bond	1.625%	10/31/23	217,345	211,640
United States Treasury Note/Bond	2.750%	11/15/23	419,162	436,188
United States Treasury Note/Bond	2.125%	11/30/23	379,325	380,508
United States Treasury Note/Bond	2.250%	12/31/23	171,275	172,935
United States Treasury Note/Bond	2.250%	1/31/24	184,225	185,924
United States Treasury Note/Bond	2.750%	2/15/24	407,379	423,739
United States Treasury Note/Bond	2.125%	2/29/24	456,549	456,978
United States Treasury Note/Bond	2.125%	3/31/24	351,400	351,509
United States Treasury Note/Bond	2.000%	4/30/24	313,082	310,637
United States Treasury Note/Bond	2.500%	5/15/24	657,918	673,853
United States Treasury Note/Bond	2.000%	5/31/24	365,993	362,904
United States Treasury Note/Bond	2.000%	6/30/24	288,093	285,483
United States Treasury Note/Bond	2.375%	8/15/24	465,390	472,445
United States Treasury Note/Bond	2.250%	11/15/24	600,474	603,663
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,811
United States Treasury Note/Bond	2.000%	2/15/25	354,279	349,351
United States Treasury Note/Bond	7.625%	2/15/25	2,112	2,928

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.125%	5/15/25	976,902	970,796
	United States Treasury Note/Bond	2.000%	8/15/25	638,325	627,454
	United States Treasury Note/Bond	6.875%	8/15/25	17,689	23,888
	United States Treasury Note/Bond	2.250%	11/15/25	750,907	751,140
	United States Treasury Note/Bond	1.625%	2/15/26	694,677	660,158
	United States Treasury Note/Bond	1.625%	5/15/26	716,160	679,005
	United States Treasury Note/Bond	1.500%	8/15/26	607,414	568,406
	United States Treasury Note/Bond	6.750%	8/15/26	32,360	44,384
	United States Treasury Note/Bond	2.000%	11/15/26	487,821	475,777
	United States Treasury Note/Bond	6.500%	11/15/26	50,779	68,932
	United States Treasury Note/Bond	2.250%	2/15/27	549,855	547,446
	United States Treasury Note/Bond	2.375%	5/15/27	659,190	663,514
	United States Treasury Note/Bond	6.375%	8/15/27	33,585	45,917
	United States Treasury Note/Bond	5.500%	8/15/28	39,225	51,299
	United States Treasury Note/Bond	5.250%	11/15/28	3,485	4,488
	United States Treasury Note/Bond	5.250%	2/15/29	53,395	68,971
	United States Treasury Note/Bond	6.125%	8/15/29	75,455	105,165
	United States Treasury Note/Bond	6.250%	5/15/30	98,628	140,638
	United States Treasury Note/Bond	5.375%	2/15/31	242,925	326,659
	United States Treasury Note/Bond	4.500%	2/15/36	243,906	315,249
	United States Treasury Note/Bond	4.750%	2/15/37	49,000	65,354
	United States Treasury Note/Bond	5.000%	5/15/37	38,000	52,202
	United States Treasury Note/Bond	4.375%	2/15/38	79,403	101,288
	United States Treasury Note/Bond	4.500%	5/15/38	59,113	76,616
	United States Treasury Note/Bond	3.500%	2/15/39	225,156	254,707
	United States Treasury Note/Bond	4.250%	5/15/39	109,385	137,210
	United States Treasury Note/Bond	4.500%	8/15/39	85,222	110,523
	United States Treasury Note/Bond	4.375%	11/15/39	184,026	234,806
	United States Treasury Note/Bond	4.625%	2/15/40	225,787	298,039
	United States Treasury Note/Bond	4.375%	5/15/40	216,060	276,051
	United States Treasury Note/Bond	3.875%	8/15/40	162,672	193,833
	United States Treasury Note/Bond	4.250%	11/15/40	329,132	414,038
1	United States Treasury Note/Bond	4.750%	2/15/41	208,930	281,631
	United States Treasury Note/Bond	4.375%	5/15/41	183,108	235,008
	United States Treasury Note/Bond	3.750%	8/15/41	118,510	138,916
	United States Treasury Note/Bond	3.125%	11/15/41	122,460	129,808
	United States Treasury Note/Bond	3.125%	2/15/42	99,027	104,984
	United States Treasury Note/Bond	3.000%	5/15/42	158,799	164,656
	United States Treasury Note/Bond	2.750%	8/15/42	492,360	487,589
	United States Treasury Note/Bond	2.750%	11/15/42	546,619	540,896
	United States Treasury Note/Bond	3.125%	2/15/43	208,938	221,050
	United States Treasury Note/Bond	2.875%	5/15/43	430,940	435,654
	United States Treasury Note/Bond	3.625%	8/15/43	281,900	324,715
	United States Treasury Note/Bond	3.750%	11/15/43	268,181	315,617
	United States Treasury Note/Bond	3.625%	2/15/44	412,962	476,389
	United States Treasury Note/Bond	3.375%	5/15/44	259,981	287,604
	United States Treasury Note/Bond	3.125%	8/15/44	320,450	339,026
	United States Treasury Note/Bond	3.000%	11/15/44	356,027	367,933
	United States Treasury Note/Bond	2.500%	2/15/45	420,489	393,027
	United States Treasury Note/Bond	3.000%	5/15/45	559,279	577,282
	United States Treasury Note/Bond	2.875%	8/15/45	391,828	394,645
	United States Treasury Note/Bond	3.000%	11/15/45	176,185	181,774
	United States Treasury Note/Bond	2.500%	2/15/46	429,975	400,952
	United States Treasury Note/Bond	2.500%	5/15/46	708,277	660,249
	United States Treasury Note/Bond	2.250%	8/15/46	338,311	298,454
	United States Treasury Note/Bond	2.875%	11/15/46	593,420	597,687
	United States Treasury Note/Bond	3.000%	2/15/47	307,175	317,447
	United States Treasury Note/Bond	3.000%	5/15/47	321,416	332,263
					73,708,762
Agency Bonds and Notes (2.1%)
2	AID-Iraq	2.149%	1/18/22	10,900	10,914
2	AID-Israel	5.500%	9/18/23	542	641
2	AID-Israel	5.500%	12/4/23	4,768	5,663
2	AID-Israel	5.500%	4/26/24	20,405	24,354

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	AID-Jordan	1.945%	6/23/19	7,750	7,799
2	AID-Jordan	2.503%	10/30/20	10,100	10,318
2	AID-Jordan	2.578%	6/30/22	3,400	3,470
2	AID-Tunisia	2.452%	7/24/21	3,275	3,334
2	AID-Tunisia	1.416%	8/5/21	3,860	3,759
2	AID-Ukraine	1.844%	5/16/19	4,650	4,660
2	AID-Ukraine	1.847%	5/29/20	11,500	11,474
2	AID-Ukraine	1.471%	9/29/21	10,100	9,925
3	Federal Farm Credit Banks	5.150%	11/15/19	15,675	16,998
3	Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,377
3	Federal Home Loan Banks	0.625%	8/7/18	65,000	64,527
3	Federal Home Loan Banks	5.375%	8/15/18	4,820	5,037
3	Federal Home Loan Banks	0.875%	10/1/18	84,400	83,901
3	Federal Home Loan Banks	1.250%	1/16/19	66,000	65,854
3	Federal Home Loan Banks	1.375%	3/18/19	30,000	29,984
3	Federal Home Loan Banks	1.375%	5/28/19	19,800	19,781
3	Federal Home Loan Banks	1.125%	6/21/19	77,000	76,538
3	Federal Home Loan Banks	0.875%	8/5/19	53,850	53,209
3	Federal Home Loan Banks	1.000%	9/26/19	61,000	60,366
3	Federal Home Loan Banks	1.375%	11/15/19	47,300	47,157
3	Federal Home Loan Banks	1.875%	3/13/20	795	801
3	Federal Home Loan Banks	4.125%	3/13/20	8,100	8,640
3	Federal Home Loan Banks	3.375%	6/12/20	25,725	27,010
3	Federal Home Loan Banks	5.250%	12/11/20	6,850	7,657
3	Federal Home Loan Banks	1.375%	2/18/21	24,475	24,180
3	Federal Home Loan Banks	2.250%	6/11/21	30,750	31,264
3	Federal Home Loan Banks	5.625%	6/11/21	19,450	22,260
3	Federal Home Loan Banks	1.125%	7/14/21	29,650	28,855
3	Federal Home Loan Banks	1.875%	11/29/21	73,000	73,082
3	Federal Home Loan Banks	2.125%	3/10/23	26,920	26,898
3	Federal Home Loan Banks	2.875%	6/14/24	40,400	41,856
3	Federal Home Loan Banks	5.375%	8/15/24	24,600	29,503
3	Federal Home Loan Banks	2.875%	9/13/24	14,985	15,523
3	Federal Home Loan Banks	5.500%	7/15/36	19,780	26,698
4	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	60,000	59,636
4	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,938	63,375
4	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	60,000	59,694
4	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,007	62,384
4	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	52,884	52,267
4	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	21,826	21,734
4	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,270	102,734
4	Federal Home Loan Mortgage Corp.	0.000%	11/29/19	150	144
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	91,400	91,244
4	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	13,319	13,234
4	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	52,251	51,915
4	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	25,000	24,297
4	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	164,674	167,920
4	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	5,092
4	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	85,949	124,352
4	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,604	12,224
4	Federal National Mortgage Assn.	1.125%	7/20/18	122,915	122,720
4	Federal National Mortgage Assn.	1.875%	9/18/18	33,363	33,578
4	Federal National Mortgage Assn.	1.125%	10/19/18	63,950	63,761
4	Federal National Mortgage Assn.	1.625%	11/27/18	70,440	70,682
4	Federal National Mortgage Assn.	1.125%	12/14/18	62,072	61,841
4	Federal National Mortgage Assn.	1.375%	1/28/19	75,000	74,976
4	Federal National Mortgage Assn.	1.875%	2/19/19	53,110	53,509
4	Federal National Mortgage Assn.	1.000%	2/26/19	32,450	32,236
4	Federal National Mortgage Assn.	1.750%	6/20/19	48,425	48,718
4	Federal National Mortgage Assn.	0.875%	8/2/19	100,000	98,814
4	Federal National Mortgage Assn.	1.000%	8/28/19	95,000	94,065
4	Federal National Mortgage Assn.	1.750%	9/12/19	67,575	67,973
4	Federal National Mortgage Assn.	0.000%	10/9/19	35,640	34,215
4	Federal National Mortgage Assn.	1.000%	10/24/19	52,500	51,923

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federal National Mortgage Assn.	1.750%	11/26/19	61,950	62,305
4	Federal National Mortgage Assn.	1.625%	1/21/20	30,800	30,843
4	Federal National Mortgage Assn.	1.500%	2/28/20	18,975	18,936
4	Federal National Mortgage Assn.	1.500%	6/22/20	52,600	52,404
4	Federal National Mortgage Assn.	1.500%	11/30/20	41,400	41,128
4	Federal National Mortgage Assn.	1.875%	12/28/20	40,000	40,224
4	Federal National Mortgage Assn.	1.375%	2/26/21	32,145	31,756
4	Federal National Mortgage Assn.	1.250%	8/17/21	30,300	29,595
4	Federal National Mortgage Assn.	1.375%	10/7/21	60,000	58,865
4	Federal National Mortgage Assn.	2.000%	1/5/22	103,000	103,362
4	Federal National Mortgage Assn.	1.875%	4/5/22	22,275	22,191
4	Federal National Mortgage Assn.	2.625%	9/6/24	80,580	82,570
4	Federal National Mortgage Assn.	2.125%	4/24/26	34,025	33,153
4	Federal National Mortgage Assn.	1.875%	9/24/26	43,000	40,832
4	Federal National Mortgage Assn.	6.250%	5/15/29	4,745	6,434
4	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	38,523
4	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	70,594
4	Federal National Mortgage Assn.	6.625%	11/15/30	24,700	35,173
4	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	10,686
3	Financing Corp.	10.350%	8/3/18	4,910	5,380
3	Financing Corp.	9.650%	11/2/18	10,615	11,755
3	Financing Corp.	9.700%	4/5/19	1,575	1,797
	Private Export Funding Corp.	1.875%	7/15/18	4,300	4,320
	Private Export Funding Corp.	4.375%	3/15/19	8,760	9,162
	Private Export Funding Corp.	1.450%	8/15/19	13,800	13,744
	Private Export Funding Corp.	2.250%	3/15/20	8,000	8,111
	Private Export Funding Corp.	2.300%	9/15/20	2,475	2,508
	Private Export Funding Corp.	4.300%	12/15/21	10,975	12,014
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,702
	Private Export Funding Corp.	2.050%	11/15/22	8,335	8,277
	Private Export Funding Corp.	3.550%	1/15/24	4,200	4,490
	Private Export Funding Corp.	2.450%	7/15/24	8,300	8,316
	Private Export Funding Corp.	3.250%	6/15/25	2,475	2,579
	Resolution Funding Corp.	8.125%	10/15/19	450	515
	Resolution Funding Corp.	8.875%	7/15/20	180	217
	Resolution Funding Corp.	8.625%	1/15/30	110	174
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	—
3	Tennessee Valley Authority	1.750%	10/15/18	6,460	6,490
3	Tennessee Valley Authority	3.875%	2/15/21	10,915	11,725
3	Tennessee Valley Authority	1.875%	8/15/22	7,300	7,263
3	Tennessee Valley Authority	2.875%	9/15/24	9,637	9,963
3	Tennessee Valley Authority	6.750%	11/1/25	17,306	22,682
3	Tennessee Valley Authority	2.875%	2/1/27	29,750	30,438
3	Tennessee Valley Authority	7.125%	5/1/30	27,165	39,384
3	Tennessee Valley Authority	4.650%	6/15/35	15,169	18,036
3	Tennessee Valley Authority	5.880%	4/1/36	10,200	14,010
3	Tennessee Valley Authority	6.150%	1/15/38	920	1,314
3	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,397
3	Tennessee Valley Authority	5.250%	9/15/39	17,590	23,083
3	Tennessee Valley Authority	4.875%	1/15/48	6,951	8,732
3	Tennessee Valley Authority	5.375%	4/1/56	6,250	8,539
3	Tennessee Valley Authority	4.625%	9/15/60	7,468	9,079
3	Tennessee Valley Authority	4.250%	9/15/65	14,725	16,715
					3,947,009
Conventional Mortgage-Backed Securities (21.1%)
4,5	Fannie Mae Pool	2.000%	11/1/27–11/1/31	126,188	124,807
4,5,6	Fannie Mae Pool	2.500%	1/1/23–10/1/46	1,326,915	1,336,354
4,5,6	Fannie Mae Pool	3.000%	9/1/20–7/1/47	4,342,122	4,378,488
4,5,6	Fannie Mae Pool	3.500%	10/1/18–7/1/47	4,340,250	4,477,413
4,5,6	Fannie Mae Pool	4.000%	6/1/18–7/1/47	2,867,454	3,025,752
4,5,6	Fannie Mae Pool	4.500%	1/1/18–7/1/47	1,212,047	1,304,685
4,5	Fannie Mae Pool	5.000%	9/1/17–7/1/47	545,856	597,334

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Fannie Mae Pool	5.500%	7/1/17–2/1/42	486,186	539,327
4,5	Fannie Mae Pool	6.000%	7/1/17–5/1/41	319,681	360,140
4,5	Fannie Mae Pool	6.500%	10/1/17–10/1/39	84,548	93,750
4,5	Fannie Mae Pool	7.000%	11/1/18–11/1/38	26,050	30,257
4,5	Fannie Mae Pool	7.500%	11/1/22–12/1/32	2,230	2,463
4,5	Fannie Mae Pool	8.000%	11/1/21–9/1/31	792	877
4,5	Fannie Mae Pool	8.500%	11/1/18–5/1/32	361	407
4,5	Fannie Mae Pool	9.000%	1/1/19–8/1/30	88	89
4,5	Fannie Mae Pool	9.500%	12/1/18–11/1/25	113	131
4,5	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	67,890	67,098
4,5,6	Freddie Mac Gold Pool	2.500%	6/1/22–10/1/46	969,420	977,700
4,5,6	Freddie Mac Gold Pool	3.000%	3/1/21–7/1/47	3,072,457	3,094,161
4,5,6	Freddie Mac Gold Pool	3.500%	9/1/20–7/1/47	2,726,462	2,812,627
4,5,6	Freddie Mac Gold Pool	4.000%	3/1/18–7/1/47	1,700,016	1,793,006
4,5,6	Freddie Mac Gold Pool	4.500%	12/1/17–7/1/47	702,400	753,879
4,5	Freddie Mac Gold Pool	5.000%	9/1/17–8/1/44	335,193	364,781
4,5	Freddie Mac Gold Pool	5.500%	7/1/17–6/1/41	267,508	295,347
4,5	Freddie Mac Gold Pool	6.000%	7/1/17–5/1/40	144,378	162,135
4,5	Freddie Mac Gold Pool	6.500%	11/1/17–9/1/39	43,804	48,491
4,5	Freddie Mac Gold Pool	7.000%	10/1/17–12/1/38	15,899	18,533
4,5	Freddie Mac Gold Pool	7.500%	4/1/20–2/1/32	1,303	1,468
4,5	Freddie Mac Gold Pool	8.000%	4/1/20–1/1/32	1,406	1,582
4,5	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	277	311
4,5	Freddie Mac Gold Pool	9.000%	11/1/20–3/1/31	226	247
4,5	Freddie Mac Gold Pool	9.500%	4/1/20–6/1/25	21	21
4,5	Freddie Mac Gold Pool	10.000%	3/1/21–4/1/25	2	2
4,5	Freddie Mac Non Gold Pool	9.500%	3/1/20	1	1
5	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	208,690	211,993
5	Ginnie Mae I Pool	3.500%	11/15/25–7/1/47	235,079	244,708
5,6	Ginnie Mae I Pool	4.000%	8/15/18–7/1/47	300,803	317,840
5,6	Ginnie Mae I Pool	4.500%	5/15/18–7/1/47	285,025	307,322
5	Ginnie Mae I Pool	4.750%	8/15/33	13	13
5	Ginnie Mae I Pool	5.000%	10/15/17–4/15/41	179,844	197,510
5	Ginnie Mae I Pool	5.500%	10/15/17–2/15/41	101,095	112,842
5	Ginnie Mae I Pool	6.000%	11/15/22–6/15/41	76,737	86,811
5	Ginnie Mae I Pool	6.500%	9/15/23–1/15/39	19,372	21,294
5	Ginnie Mae I Pool	7.000%	9/15/22–9/15/36	5,150	5,786
5	Ginnie Mae I Pool	7.500%	9/15/22–6/15/32	2,296	2,508
5	Ginnie Mae I Pool	7.750%	2/15/30	2	2
5	Ginnie Mae I Pool	8.000%	5/15/20–12/15/30	1,540	1,695
5	Ginnie Mae I Pool	8.250%	6/15/27	1	1
5	Ginnie Mae I Pool	8.500%	2/15/20–3/15/31	329	355
5	Ginnie Mae I Pool	9.000%	11/15/17–1/15/31	294	308
5	Ginnie Mae I Pool	9.500%	11/15/17–9/15/25	74	80
5	Ginnie Mae I Pool	10.000%	1/15/19–2/15/25	10	11
5	Ginnie Mae I Pool	10.500%	12/15/17–2/15/25	8	8
5	Ginnie Mae II Pool	2.500%	6/20/27–11/20/46	91,621	91,262
5,6	Ginnie Mae II Pool	3.000%	10/20/26–7/1/47	3,029,105	3,068,335
5,6	Ginnie Mae II Pool	3.500%	9/20/25–8/1/47	3,936,951	4,087,276
5,6	Ginnie Mae II Pool	4.000%	9/20/25–7/1/47	1,847,356	1,948,688
5,6	Ginnie Mae II Pool	4.500%	4/20/18–7/1/47	763,277	818,721
5	Ginnie Mae II Pool	5.000%	12/20/32–11/20/44	322,914	351,791
5	Ginnie Mae II Pool	5.500%	8/20/23–5/20/45	118,343	129,862
5	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	41,624	46,532
5	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	16,516	18,935
5	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	3,058	3,626
5	Ginnie Mae II Pool	7.500%	8/20/30	4	5
5	Ginnie Mae II Pool	8.500%	10/20/30	10	11
					38,739,795
Nonconventional Mortgage-Backed Securities (0.2%)
4,5	Fannie Mae Pool	2.111%	3/1/43	7,684	7,718
4,5	Fannie Mae Pool	2.186%	6/1/43	6,328	6,385
4,5	Fannie Mae Pool	2.187%	10/1/42	3,596	3,672

		7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Fannie Mae Pool	2.237%	9/1/42	4,095	4,269
4,5	Fannie Mae Pool	2.266%	7/1/43	8,585	8,584
4,5	Fannie Mae Pool	2.381%	7/1/42	5,135	5,189
4,5,7	Fannie Mae Pool	2.397%	4/1/37	1,515	1,567
4,5	Fannie Mae Pool	2.428%	5/1/43	12,588	12,687
4,5	Fannie Mae Pool	2.432%	9/1/43	948	957
4,5	Fannie Mae Pool	2.439%	10/1/42	4,311	4,354
4,5,7	Fannie Mae Pool	2.546%	12/1/35	8	9
4,5,7	Fannie Mae Pool	2.594%	9/1/37	1,841	1,967
4,5,7	Fannie Mae Pool	2.629%	6/1/42	3,351	3,487
4,5	Fannie Mae Pool	2.703%	1/1/42	2,908	2,958
4,5	Fannie Mae Pool	2.723%	12/1/43	3,964	4,107
4,5,7	Fannie Mae Pool	2.724%	7/1/34	236	250
4,5,7	Fannie Mae Pool	2.738%	7/1/38	238	251
4,5,7	Fannie Mae Pool	2.755%	12/1/36–3/1/42	4,104	4,276
4,5,7	Fannie Mae Pool	2.768%	9/1/33	4	4
4,5,7	Fannie Mae Pool	2.775%	11/1/32	15	16
4,5,7	Fannie Mae Pool	2.815%	11/1/36	9	10
4,5,7	Fannie Mae Pool	2.850%	12/1/41	2,254	2,318
4,5,7	Fannie Mae Pool	2.880%	8/1/35	1,525	1,622
4,5,7	Fannie Mae Pool	2.893%	12/1/35	999	1,056
4,5,7	Fannie Mae Pool	2.904%	6/1/37	943	989
4,5	Fannie Mae Pool	2.908%	12/1/40	912	957
4,5,7	Fannie Mae Pool	2.910%	9/1/40	1,693	1,794
4,5,7	Fannie Mae Pool	2.912%	9/1/43	6,052	6,385
4,5,7	Fannie Mae Pool	2.914%	7/1/35	798	838
4,5,7	Fannie Mae Pool	2.915%	6/1/36	44	46
4,5,7	Fannie Mae Pool	2.945%	7/1/39	431	448
4,5,7	Fannie Mae Pool	2.946%	1/1/35	147	150
4,5,7	Fannie Mae Pool	2.950%	7/1/37	389	414
4,5,7	Fannie Mae Pool	2.964%	10/1/34–8/1/40	1,770	1,855
4,5,7	Fannie Mae Pool	3.010%	9/1/34	513	531
4,5,7	Fannie Mae Pool	3.032%	12/1/33	511	543
4,5,7	Fannie Mae Pool	3.041%	1/1/35	988	1,055
4,5,7	Fannie Mae Pool	3.047%	5/1/36	78	83
4,5,7	Fannie Mae Pool	3.057%	5/1/33	10	10
4,5	Fannie Mae Pool	3.066%	2/1/41	1,558	1,635
4,5,7	Fannie Mae Pool	3.075%	11/1/33	329	350
4,5,7	Fannie Mae Pool	3.076%	7/1/38	352	363
4,5,7	Fannie Mae Pool	3.084%	10/1/40	1,803	1,900
4,5,7	Fannie Mae Pool	3.085%	2/1/37	3	3
4,5	Fannie Mae Pool	3.089%	2/1/41	1,293	1,361
4,5,7	Fannie Mae Pool	3.090%	6/1/35–8/1/39	742	783
4,5,7	Fannie Mae Pool	3.099%	1/1/35	2	2
4,5,7	Fannie Mae Pool	3.100%	9/1/33	14	14
4,5,7	Fannie Mae Pool	3.125%	10/1/39	896	932
4,5,7	Fannie Mae Pool	3.135%	11/1/36	408	432
4,5,7	Fannie Mae Pool	3.144%	8/1/37	1,679	1,765
4,5,7	Fannie Mae Pool	3.149%	7/1/36	462	477
4,5,7	Fannie Mae Pool	3.194%	11/1/39	516	547
4,5,7	Fannie Mae Pool	3.203%	2/1/36	1,210	1,232
4,5,7	Fannie Mae Pool	3.207%	3/1/42	1,098	1,177
4,5,7	Fannie Mae Pool	3.235%	12/1/39	1,677	1,749
4,5,7	Fannie Mae Pool	3.256%	7/1/42	1,505	1,619
4,5,7	Fannie Mae Pool	3.274%	4/1/36	204	215
4,5,7	Fannie Mae Pool	3.276%	11/1/41	2,092	2,211
4,5,7	Fannie Mae Pool	3.279%	10/1/37	64	69
4,5,7	Fannie Mae Pool	3.286%	10/1/40	2,140	2,251
4,5,7	Fannie Mae Pool	3.296%	12/1/40	1,388	1,462
4,5,7	Fannie Mae Pool	3.305%	11/1/41	2,239	2,390
4,5,7	Fannie Mae Pool	3.308%	12/1/41	2,144	2,271
4,5,7	Fannie Mae Pool	3.310%	11/1/39	1,243	1,294
4,5,7	Fannie Mae Pool	3.315%	11/1/40	782	823
4,5,7	Fannie Mae Pool	3.333%	12/1/40	1,255	1,324

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Fannie Mae Pool	3.335%	11/1/35		—
4,5,7	Fannie Mae Pool	3.344%	11/1/34	683	730
4,5	Fannie Mae Pool	3.347%	8/1/42	4,362	4,425
4,5,7	Fannie Mae Pool	3.352%	1/1/37	1,100	1,176
4,5,7	Fannie Mae Pool	3.401%	1/1/42	1,887	1,983
4,5,7	Fannie Mae Pool	3.413%	2/1/36	585	623
4,5,7	Fannie Mae Pool	3.418%	2/1/42	2,583	2,762
4,5,7	Fannie Mae Pool	3.420%	1/1/37	72	76
4,5,7	Fannie Mae Pool	3.426%	5/1/42	386	403
4,5,7	Fannie Mae Pool	3.435%	11/1/33–12/1/40	2,668	2,832
4,5,7	Fannie Mae Pool	3.447%	1/1/40	1,180	1,225
4,5,7	Fannie Mae Pool	3.464%	5/1/42	5,245	5,476
4,5,7	Fannie Mae Pool	3.471%	2/1/41	1,030	1,034
4,5,7	Fannie Mae Pool	3.474%	5/1/40	848	890
4,5,7	Fannie Mae Pool	3.477%	4/1/37	228	239
4,5,7	Fannie Mae Pool	3.479%	5/1/35	838	880
4,5,7	Fannie Mae Pool	3.494%	4/1/36	428	442
4,5,7	Fannie Mae Pool	3.500%	4/1/37	947	991
4,5,7	Fannie Mae Pool	3.503%	3/1/41	2,606	2,739
4,5,7	Fannie Mae Pool	3.544%	4/1/37	277	298
4,5	Fannie Mae Pool	3.556%	7/1/41	5,550	5,872
4,5,7	Fannie Mae Pool	3.559%	10/1/36	829	894
4,5,7	Fannie Mae Pool	3.575%	3/1/41	1,954	2,083
4,5	Fannie Mae Pool	3.609%	4/1/41	1,909	1,958
4,5,7	Fannie Mae Pool	3.632%	5/1/40	385	400
4,5,7	Fannie Mae Pool	3.633%	5/1/41	1,574	1,659
4,5,7	Fannie Mae Pool	3.649%	4/1/37	96	102
4,5,7	Fannie Mae Pool	3.737%	9/1/40	3,030	3,203
4,5	Fannie Mae Pool	3.739%	6/1/41	537	568
4,5,7	Fannie Mae Pool	3.787%	5/1/36	88	89
4,5	Fannie Mae Pool	3.790%	6/1/41	2,829	2,995
4,5,7	Fannie Mae Pool	3.806%	11/1/39	880	922
4,5,7	Fannie Mae Pool	3.837%	8/1/39	2,233	2,298
4,5,7	Fannie Mae Pool	4.489%	10/1/37	1,368	1,412
4,5,7	Fannie Mae Pool	5.188%	3/1/38	224	232
4,5,7	Fannie Mae Pool	5.845%	10/1/37	1,024	1,064
4,5	Fannie Mae Pool	5.860%	12/1/37	1,116	1,169
4,5,7	Freddie Mac Non Gold Pool	2.235%	10/1/37	57	58
4,5	Freddie Mac Non Gold Pool	2.364%	5/1/42	859	865
4,5	Freddie Mac Non Gold Pool	2.540%	11/1/43	1,645	1,657
4,5,7	Freddie Mac Non Gold Pool	2.712%	7/1/35–2/1/42	2,926	3,002
4,5,7	Freddie Mac Non Gold Pool	2.730%	5/1/37–6/1/37	1,104	1,132
4,5,7	Freddie Mac Non Gold Pool	2.780%	11/1/36	397	411
4,5	Freddie Mac Non Gold Pool	2.797%	1/1/41	2,796	2,912
4,5,7	Freddie Mac Non Gold Pool	2.800%	11/1/34	1,186	1,241
4,5,7	Freddie Mac Non Gold Pool	2.815%	12/1/34	33	35
4,5,7	Freddie Mac Non Gold Pool	2.855%	8/1/34	2	2
4,5,7	Freddie Mac Non Gold Pool	2.913%	3/1/37	346	364
4,5,7	Freddie Mac Non Gold Pool	2.946%	11/1/33	3	3
4,5,7	Freddie Mac Non Gold Pool	2.965%	1/1/37	1,281	1,350
4,5,7	Freddie Mac Non Gold Pool	2.985%	8/1/37	74	75
4,5,7	Freddie Mac Non Gold Pool	3.022%	6/1/35	4	4
4,5,7	Freddie Mac Non Gold Pool	3.023%	6/1/36	9	10
4,5,7	Freddie Mac Non Gold Pool	3.057%	6/1/34	3	3
4,5	Freddie Mac Non Gold Pool	3.069%	1/1/41	517	544
4,5,7	Freddie Mac Non Gold Pool	3.070%	10/1/37	988	1,041
4,5,7	Freddie Mac Non Gold Pool	3.076%	10/1/36	638	682
4,5,7	Freddie Mac Non Gold Pool	3.109%	2/1/36	420	438
4,5,7	Freddie Mac Non Gold Pool	3.130%	6/1/40	982	1,011
4,5,7	Freddie Mac Non Gold Pool	3.135%	7/1/38	814	828
4,5,7	Freddie Mac Non Gold Pool	3.153%	12/1/36	483	513
4,5,7	Freddie Mac Non Gold Pool	3.202%	5/1/36	934	980
4,5,7	Freddie Mac Non Gold Pool	3.221%	12/1/36	1,031	1,065
4,5,7	Freddie Mac Non Gold Pool	3.237%	12/1/34	742	763

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Freddie Mac Non Gold Pool	3.250%	1/1/38	419	445
4,5,7	Freddie Mac Non Gold Pool	3.252%	3/1/37	205	217
4,5,7	Freddie Mac Non Gold Pool	3.265%	12/1/36	312	335
4,5,7	Freddie Mac Non Gold Pool	3.266%	12/1/35	880	928
4,5,7	Freddie Mac Non Gold Pool	3.267%	12/1/34	12	13
4,5,7	Freddie Mac Non Gold Pool	3.270%	6/1/41	168	170
4,5,7	Freddie Mac Non Gold Pool	3.278%	4/1/37–6/1/37	1,149	1,221
4,5,7	Freddie Mac Non Gold Pool	3.281%	12/1/39	386	410
4,5,7	Freddie Mac Non Gold Pool	3.299%	3/1/37	71	75
4,5,7	Freddie Mac Non Gold Pool	3.342%	3/1/36	7	7
4,5,7	Freddie Mac Non Gold Pool	3.352%	1/1/35	173	187
4,5,7	Freddie Mac Non Gold Pool	3.363%	11/1/40	1,427	1,472
4,5,7	Freddie Mac Non Gold Pool	3.364%	12/1/40	2,164	2,244
4,5,7	Freddie Mac Non Gold Pool	3.365%	2/1/37	318	338
4,5,7	Freddie Mac Non Gold Pool	3.380%	11/1/40	445	461
4,5	Freddie Mac Non Gold Pool	3.395%	3/1/42	1,657	1,748
4,5,7	Freddie Mac Non Gold Pool	3.396%	6/1/37	1,098	1,171
4,5,7	Freddie Mac Non Gold Pool	3.406%	2/1/42	948	992
4,5,7	Freddie Mac Non Gold Pool	3.411%	1/1/37	568	602
4,5,7	Freddie Mac Non Gold Pool	3.423%	3/1/37	99	98
4,5,7	Freddie Mac Non Gold Pool	3.500%	4/1/33–5/1/38	115	120
4,5,7	Freddie Mac Non Gold Pool	3.505%	12/1/40	653	677
4,5,7	Freddie Mac Non Gold Pool	3.507%	6/1/41	776	806
4,5,7	Freddie Mac Non Gold Pool	3.508%	6/1/40	1,525	1,628
4,5,7	Freddie Mac Non Gold Pool	3.509%	5/1/33	23	24
4,5,7	Freddie Mac Non Gold Pool	3.515%	4/1/35	67	71
4,5,7	Freddie Mac Non Gold Pool	3.619%	3/1/41	776	824
4,5,7	Freddie Mac Non Gold Pool	3.630%	5/1/40	579	602
4,5	Freddie Mac Non Gold Pool	3.652%	9/1/40	1,488	1,565
4,5,7	Freddie Mac Non Gold Pool	3.653%	2/1/41	601	639
4,5,7	Freddie Mac Non Gold Pool	3.660%	2/1/41	2,115	2,248
4,5,7	Freddie Mac Non Gold Pool	3.669%	6/1/40	1,823	1,914
4,5,7	Freddie Mac Non Gold Pool	3.678%	3/1/37	782	831
4,5,7	Freddie Mac Non Gold Pool	3.695%	5/1/40	439	465
4,5,7	Freddie Mac Non Gold Pool	3.723%	5/1/37	1,234	1,275
4,5,7	Freddie Mac Non Gold Pool	4.657%	9/1/37	1,080	1,114
4,5	Freddie Mac Non Gold Pool	5.125%	3/1/38	1,235	1,305
4,5	Freddie Mac Non Gold Pool	6.355%	8/1/37	310	329
5,7	Ginnie Mae II Pool	2.125%	6/20/29–6/20/43	8,025	8,233
5,7	Ginnie Mae II Pool	2.250%	10/20/38–12/20/42	10,851	11,198
5,7	Ginnie Mae II Pool	2.375%	1/20/41–3/20/43	19,616	20,113
5,7	Ginnie Mae II Pool	2.500%	7/20/41–10/20/41	5,793	6,016
5,7	Ginnie Mae II Pool	2.625%	5/20/41	1,120	1,153
5,7	Ginnie Mae II Pool	3.000%	11/20/40–10/20/41	4,639	4,820
5	Ginnie Mae II Pool	3.500%	12/20/43–1/20/44	3,594	3,660

					286,359

Total U.S. Government and Agency Obligations (Cost $116,299,320)					116,681,925

Asset-Backed/Commercial Mortgage-Backed Securities (2.5%)
5	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	1,051	1,069
5	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	321	321
5	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	162	162
5	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,675	1,675
5	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	1,814	1,814
5	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	2,000	2,003
5	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1,160	1,160
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,750	1,751
5	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	3,415	3,415
5	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,225	2,231
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	7,725	7,728
5	American Express Credit Account Master Trust 2014-3	1.490%	4/15/20	8,200	8,203
5	American Express Credit Account Master Trust 2014-4	1.430%	6/15/20	4,550	4,551
5	American Express Credit Account Master Trust 2017-1	1.930%	9/15/22	14,900	14,976

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	American Express Credit Account Master Trust 2017-3	1.770%	11/15/22	8,500	8,480
5	AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	245	245
5	AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	289	289
5	AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	1,900	1,899
5	AmeriCredit Automobile Receivables Trust 2016-3	1.460%	5/10/21	4,275	4,264
5	BA Credit Card Trust 2017-A1	1.950%	8/15/22	14,500	14,569
5	Banc of America Commercial Mortgage Trust 2008-1	6.466%	2/10/51	11,851	11,954
5	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.429%	9/15/48	2,350	2,459
5	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	4,100	4,280
5	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.574%	2/15/50	9,108	9,431
5	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.748%	2/15/50	3,542	3,700
5	BANK 2017 - BNK5	3.390%	6/15/60	9,750	9,949
5	BANK 2017 - BNK5	3.624%	6/15/60	4,450	4,534
	Bank of Nova Scotia	2.125%	9/11/19	10,900	10,934
	Bank of Nova Scotia	1.850%	4/14/20	25,000	24,826
	Bank of Nova Scotia	1.875%	4/26/21	8,800	8,677
5	Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	4,525	4,527
5	Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	8,050	8,006
5	BBCMS MORTGAGE TRUST 2017-C1	3.674%	2/15/50	17,475	18,149
5	BBCMS MORTGAGE TRUST 2017-C1	3.898%	2/15/50	4,675	4,910
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.694%	6/11/50	7,982	8,000
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.915%	6/11/50	7,588	7,662
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.700%	6/11/50	7,350	7,396
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP26	5.513%	1/12/45	2,197	2,230
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.742%	9/11/42	2,250	2,260
5	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	4,908	4,908
5	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	2,075	2,075
5	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	562	562
5	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	3,400	3,400
5	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	92	92
5	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	780	781
5	Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	191	191
5	Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	1,400	1,401
5	Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	8,684	8,687
5	Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	2,000	2,004
5	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	5,800	5,805
5	Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	2,900	2,910
5	Capital Auto Receivables Asset Trust 2015-3	1.720%	1/22/19	3,327	3,329
5	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	5,025	5,040
5	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	3,000	3,015
5	Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	4,550	4,559
5	Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	2,950	2,961
5	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	3,225	3,218
5	Capital One Multi-Asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	10,387
5	Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	7,000	7,002
5	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	12,000	12,085
5	Capital One Multi-Asset Execution Trust 2015-A5	1.600%	5/17/21	5,675	5,682
5	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	8,200	8,247
5	Capital One Multi-Asset Execution Trust 2016-A3	1.340%	4/15/22	8,575	8,522
5	Capital One Multi-Asset Execution Trust 2016-A4	1.330%	6/15/22	11,400	11,304
5	Capital One Multi-Asset Execution Trust 2016-A6	1.820%	9/15/22	10,300	10,302
5	Capital One Multi-Asset Execution Trust 2017-A1	2.000%	1/17/23	9,475	9,511
5	Capital One Multi-Asset Execution Trust 2017-A3	2.430%	1/15/25	9,850	9,935
5	CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	466	466
5	CarMax Auto Owner Trust 2013-3	1.490%	1/15/19	1,017	1,017

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	373	373
5	CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	1,072	1,072
5	CarMax Auto Owner Trust 2014-2	0.980%	1/15/19	535	535
5	CarMax Auto Owner Trust 2014-2	1.610%	10/15/19	2,000	2,001
5	CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	973	973
5	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	1,625	1,627
5	CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	2,937	2,934
5	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	2,528	2,526
5	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,575	1,577
5	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	5,750	5,752
5	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,300	1,305
5	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	4,400	4,398
5	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	2,050	2,051
5	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	4,875	4,853
5	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	1,685	1,669
5	CD 2007-CD5 Commercial Mortgage Trust	5.886%	11/15/44	1,445	1,448
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	9,075	8,803
5	CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	7,300	7,558
5	CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	1,285	1,336
5	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	9,773	10,202
5	CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	2,542	2,649
5	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	5,133	5,304
5	CD 2017-CD4 Commercial Mortgage Trust	3.747%	5/10/50	3,000	3,105
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	86	86
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,230
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,758
5	CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	5,800	6,097
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	8,250	8,297
5	CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	5,900	6,019
5	CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	14,200	14,238
5	CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	3,650	3,735
5	Chase Issuance Trust 2012-A4	1.580%	8/16/21	8,596	8,577
5	Chase Issuance Trust 2012-A7	2.160%	9/16/24	20,440	20,394
5	Chase Issuance Trust 2013-A1	1.300%	2/18/20	13,650	13,641
5	Chase Issuance Trust 2014-A2	2.770%	3/15/23	11,150	11,480
5	Chase Issuance Trust 2014-A6	1.260%	7/15/19	13,700	13,700
5	Chase Issuance Trust 2014-A7	1.380%	11/15/19	11,225	11,225
5	Chase Issuance Trust 2015-A4	1.840%	4/15/22	8,400	8,405
5	Chase Issuance Trust 2015-A5	1.360%	4/15/20	16,950	16,936
5	Chase Issuance Trust 2016-A2	1.370%	6/15/21	11,525	11,456
5	Chase Issuance Trust 2016-A4	1.490%	7/15/22	9,850	9,747
5	Chase Issuance Trust 2016-A5	1.270%	7/15/21	11,650	11,554
5	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	10,695
5	Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	11,807
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	10,460	10,798
5	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	12,342	12,669
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	27,675	27,932
5	Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	16,450	16,484
5	Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	11,325	11,373
5	Citibank Credit Card Issuance Trust 2017-A2	1.740%	1/19/21	19,400	19,436
5	Citigroup Commercial Mortgage Trust 2008-C7	6.385%	12/10/49	13,185	13,199
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,592
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	3,165	3,229
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	2,045
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,900	2,937
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,256
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,148
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	3,133
5	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	916
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	3,115
	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,250
5	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,258
5	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	1,840	1,863
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	1,150	1,206

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,700	1,813
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	1,425	1,526
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	625	655
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,025	3,194
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	2,450	2,543
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	3,875	4,037
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	8,525	8,886
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	11,450	11,515
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	4,550	4,631
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	2,275	2,304
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	9,075	9,171
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	4,365	4,325
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	4,625	4,858
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	5,725	6,026
5	Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	3,400	3,436
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	6,500	6,564
5	Citigroup Commercial Mortgage Trust 2016-C2	2.832%	8/10/49	3,500	3,425
5	Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	11,425	11,834
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	3,825	3,760
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,580	2,655
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	3,081
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	5,062
5,8	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,644
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	5,198
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,508
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	1,120	1,208
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	1,430	1,457
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	1,430	1,509
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	1,910	2,035
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	6,600	7,126
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	1,430	1,564
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	422	420
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,721
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,786
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,408
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,814
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,232
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	609
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	298	297
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	875	888
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	575	606
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	5,850	6,301
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,750	1,890
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,963
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,353
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,407
5	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	4,060	4,414
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,703
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,809
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	5,246	5,310
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,592
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,375	2,412
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	1,775	1,910
5	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	1,950	2,113
5	COMM 2014-CCRE14 Mortgage Trust	4.747%	2/10/47	1,175	1,269
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	4,124	4,174
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	1,422	1,494
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,641	2,819
5	COMM 2014-CCRE15 Mortgage Trust	4.862%	2/10/47	1,320	1,429
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	2,206	2,321
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	2,950	3,144
5	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	2,800	2,859
5	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	1,400	1,470
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	2,225	2,362

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	1,375	1,434
5	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	4,315	4,506
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	1,400	1,474
5	COMM 2014-CCRE18 Mortgage Trust	4.103%	7/15/47	1,845	1,947
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	8,400	8,834
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	2,250	2,372
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	2,375	2,467
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	4,429	4,532
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	8,575	8,868
5	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,675	1,701
5	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	8,215	8,738
5	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	5,575	5,689
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,225	2,357
5	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	1,129	1,146
5	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	981	1,026
5	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	2,533	2,675
5	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	709	750
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	449	476
5	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,675	1,700
5	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	4,475	4,694
5	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	5,575	5,788
5	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	2,144	2,211
5	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	6,650	6,974
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	5,600	5,699
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	5,600	5,837
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	10,725	11,123
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	2,800	2,930
5	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	2,850	2,907
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	7,950	8,104
5	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	2,850	2,913
5	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	3,475	3,609
5	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	5,219	5,379
5	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	2,325	2,406
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	5,725	6,001
5	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	11,600	12,045
5	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	5,900	6,127
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	5,900	6,127
5	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	1,150	1,183
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	5,894	5,984
5	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	2,687	2,750
5	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	8,575	8,987
5	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	7,000	7,296
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	5,550	5,714
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	2,825	2,953
5	CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	2,250	2,308
5	CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	2,868	2,851
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	7,400	7,586
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	2,900	3,023
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	4,443	4,630
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	5,700	5,931
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.254%	8/15/48	2,625	2,728
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	3,550	3,711
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	4,600	4,833
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	11,675	11,902
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/17/50	10,250	10,444
5	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	4,275	4,342
5	DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	5,000	4,917
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	7,900	8,020
5	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	2,174	2,205
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	15,014
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	16,025	16,026
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	14,494	14,503
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	11,575	11,560
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	11,500	11,592

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	17,900	17,914
5	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	6,250	6,309
4,5	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	1,884	1,977
4,5	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	8,412	8,825
4,5	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	18,025	19,081
4,5	Fannie Mae-Aces 2013-M12	2.471%	3/25/23	12,038	11,910
4,5	Fannie Mae-Aces 2013-M14	2.600%	4/25/23	15,170	15,315
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	17,850	18,671
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,337	1,335
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	5,600	5,586
4,5	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	15,197	15,315
4,5	Fannie Mae-Aces 2014-M1	3.348%	7/25/23	22,275	23,283
4,5	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	11,300	11,390
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	16,850	17,197
4,5	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	451	451
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	2,244	2,272
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	6,750	6,936
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	17,626	18,666
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	5,327	5,400
4,5	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	7,825	8,271
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	8,175	8,587
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	19,990	20,453
4,5	Fannie Mae-Aces 2014-M7	3.357%	6/25/24	16,069	16,748
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	2,145	2,156
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	8,325	8,584
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	10,459	10,815
4,5	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	2,786	2,782
4,5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	15,000	14,908
4,5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	4,600	4,679
4,5	Fannie Mae-Aces 2015-M12	2.885%	5/25/25	11,600	11,711
4,5	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	14,400	14,587
4,5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	10,678	10,741
4,5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	5,650	5,679
4,5	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	6,200	6,247
4,5	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	2,650	2,646
4,5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	10,125	10,078
4,5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	5,027	5,045
4,5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	5,700	5,782
4,5	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	14,000	13,460
4,5	Fannie Mae-Aces 2016-M12	2.530%	9/25/26	14,200	13,909
4,5	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	10,275	10,167
4,5	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	5,800	5,768
4,5	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	5,775	5,681
4,5	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	12,400	12,081
4,5	Fannie Mae-Aces 2016-M6	2.488%	5/25/26	8,500	8,280
4,5	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	2,800	2,768
4,5	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	4,625	4,485
4,5	Fannie Mae-Aces 2017-M1	2.497%	10/25/26	9,164	8,860
4,5	Fannie Mae-Aces 2017-M2	2.877%	2/25/27	6,100	6,079
4,5	Fannie Mae-Aces 2017-M3	2.569%	12/25/26	10,730	10,418
4,5	Fannie Mae-Aces 2017-M4	2.684%	12/25/26	12,000	11,745
4,5	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	9,125	9,174
4	Federal Housing Administration	7.430%	10/1/20	1	1
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K005	3.484%	4/25/19	3,245	3,297
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K006	3.398%	7/25/19	3,729	3,806
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K007	3.342%	12/25/19	406	408
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K009	2.757%	5/25/20	2,793	2,823
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K010	3.320%	7/25/20	5,026	5,090

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K011	4.084%	11/25/20	13,725	14,652
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K012	4.186%	12/25/20	1,025	1,100
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K014	3.871%	4/25/21	6,800	7,223
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K017	2.873%	12/25/21	18,650	19,238
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K019	2.272%	3/25/22	7,835	7,876
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K020	2.373%	5/25/22	20,750	20,933
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K021	2.396%	6/25/22	11,840	11,938
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K022	2.355%	7/25/22	870	876
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K026	2.510%	11/25/22	16,600	16,821
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K027	2.637%	1/25/23	16,625	16,907
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K028	3.111%	2/25/23	26,300	27,363
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K029	3.320%	2/25/23	16,425	17,295
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K030	2.779%	9/25/22	12,354	12,655
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K030	3.250%	4/25/23	17,675	18,505
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K031	3.300%	4/25/23	16,452	17,304
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K032	3.016%	2/25/23	12,083	12,359
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K032	3.310%	5/25/23	17,660	18,551
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K033	2.871%	2/25/23	12,969	13,341
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K033	3.060%	7/25/23	19,075	19,719
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K034	3.531%	7/25/23	15,354	16,296
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K035	3.458%	8/25/23	19,775	20,867
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K036	3.527%	10/25/23	17,403	18,476
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K037	3.490%	1/25/24	675	716
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K038	2.604%	10/25/23	4,486	4,569
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K038	3.389%	3/25/24	19,450	20,504
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K039	2.683%	12/25/23	3,199	3,240
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K039	3.303%	7/25/24	10,850	11,390
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K040	2.768%	4/25/24	5,212	5,280
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K040	3.241%	9/25/24	14,400	15,057
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K041	3.171%	10/25/24	14,025	14,594
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K042	2.267%	6/25/24	2,594	2,589
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K042	2.670%	12/25/24	6,450	6,494

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K043	2.532%	10/25/23	2,632	2,673
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K043	3.062%	12/25/24	8,400	8,676
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K045	2.493%	11/25/24	5,393	5,454
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K045	3.023%	1/25/25	9,050	9,317
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K046	3.205%	3/25/25	9,175	9,534
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K047	2.827%	12/25/24	2,747	2,790
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K047	3.329%	5/25/25	6,850	7,187
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K048	3.284%	6/25/25	11,600	12,135
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K049	3.010%	7/25/25	6,350	6,497
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K050	3.334%	8/25/25	10,325	10,787
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K052	3.151%	11/25/25	7,025	7,247
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K053	2.995%	12/25/25	4,050	4,128
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K054	2.745%	1/25/26	10,375	10,372
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K055	2.673%	3/25/26	11,200	11,118
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K056	2.525%	5/25/26	8,625	8,452
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K057	2.570%	7/25/26	15,025	14,765
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K058	2.653%	8/25/26	8,475	8,366
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K059	3.120%	9/25/26	4,000	4,104
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K060	3.300%	10/25/26	4,321	4,481
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K061	3.347%	11/25/26	9,800	10,200
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K062	3.413%	12/25/26	10,350	10,820
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K063	3.430%	1/25/27	25,950	27,164
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K064	3.224%	3/25/27	10,700	11,027
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K152	3.080%	1/25/31	5,800	5,773
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K153	3.294%	3/25/29	10,000	10,187
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K153	3.117%	10/25/31	8,700	8,642
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K503	1.384%	1/25/19	5,268	5,233
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K503	2.456%	8/25/19	17,225	17,428
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K504	2.566%	9/25/20	5,775	5,886
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K702	3.154%	2/25/18	23,202	23,361
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K704	2.412%	8/25/18	3,560	3,587
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K706	2.323%	10/25/18	6,680	6,733

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K707	2.220%	12/25/18	7,650	7,703
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K709	2.086%	3/25/19	350	352
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K710	1.883%	5/25/19	1,475	1,479
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K711	1.321%	12/25/18	5,341	5,314
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K711	1.730%	7/25/19	23,375	23,391
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K712	1.869%	11/25/19	11,200	11,232
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K713	2.313%	3/25/20	27,800	28,140
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K714	3.034%	10/25/20	23,455	24,232
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K716	3.130%	6/25/21	18,645	19,396
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K716	2.413%	8/25/47	2,668	2,683
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K717	2.991%	9/25/21	11,200	11,602
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K718	2.375%	9/25/21	11,683	11,739
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K718	2.791%	1/25/22	10,825	11,134
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K722	2.183%	5/25/22	4,031	4,035
4,5	FHLMC Multifamily Structured Pass Through Certificates
	KW01	2.853%	1/25/26	11,600	11,671
4,5	FHLMC Multifamily Structures Pass Through Certificates
	K715	2.856%	1/25/21	6,180	6,362
4,5	FHLMC Multifamily Structures Pass Through Certificates
	K720	2.716%	6/25/22	7,525	7,706
4,5	FHLMC Multifamily Structures Pass Through Certificates
	K723	2.454%	8/25/23	7,425	7,440
4,5	FHLMC Multifamily Structures Pass Through Certificates
	K724	3.062%	11/25/23	9,000	9,319
4,5	FHLMC Multifamily Structures Pass Through Certificates
	K725	3.002%	1/25/24	21,090	21,768
4,5	FHLMC Multifamily Structures Pass Through Certificates
	K726	2.905%	4/25/24	11,000	11,256
5	Fifth Third Auto Trust 2014-2	0.890%	11/15/18	39	39
5	Fifth Third Auto Trust 2014-2	1.380%	12/15/20	1,425	1,425
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	5,099	5,096
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,032	1,031
5	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	3,302	3,302
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	2,950	2,950
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	199	199
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	322	322
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	300	300
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	850	850
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	1,414	1,413
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	850	851
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	2,302	2,300
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	1,450	1,450
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	2,674	2,673
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	1,300	1,301
5	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	6,650	6,652
5	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	3,975	3,980
5	Ford Credit Auto Owner Trust 2017-B	1.690%	11/15/21	7,726	7,724
5	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	1,065	1,065
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	11,200	11,200

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.760%	2/15/21	11,400	11,404
5	GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	4,608	4,612
5	GM Financial Automobile Leasing Trust 2015-2	1.850%	7/22/19	2,630	2,634
5	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	2,850	2,853
5	GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	2,975	2,980
5	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	5,825	5,804
5	GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	5,725	5,723
5	GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	4,100	4,093
5	GS Mortgage Securities Corporation II 2013-GC10	2.943%	2/10/46	4,077	4,130
5	GS Mortgage Securities Corporation II 2013-GC10	3.279%	2/10/46	1,529	1,553
5	GS Mortgage Securities Corporation II 2015-GC30	2.726%	5/10/50	4,025	4,086
5	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	5,700	5,837
5	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,387
5	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,453	12,993
5	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,340	7,621
5	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,592
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	5,682	5,808
5	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,822
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,055	2,070
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,552
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	7,934
5	GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,568	2,605
5	GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,163
5	GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,651
5	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	8,000	8,556
5	GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	1,975	2,109
5	GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	2,225	2,336
5	GS Mortgage Securities Trust 2014-GC22	3.516%	6/10/47	500	524
5	GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	1,950	2,057
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	7,125	7,574
5	GS Mortgage Securities Trust 2014-GC24	4.641%	9/10/47	1,675	1,782
5	GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,850	1,882
5	GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	3,400	3,555
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	11,450	11,962
5	GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	2,000	2,054
5	GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,700	1,766
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	6,200	6,336
5	GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	5,775	6,032
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	2,275	2,389
5	GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	5,900	6,075
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	5,600	5,753
5	GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	4,425	4,422
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	11,450	11,224
5	GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	3,950	4,054
5	GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	2,925	3,007
5	GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	8,350	8,739
5	GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	3,350	3,495
5	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	8,250	8,461
5	Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	38	38
5	Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,375	1,375
5	Honda Auto Receivables 2014-3 Owner Trust	0.880%	6/15/18	453	453
5	Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	3,025	3,024
5	Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	1,814	1,812
5	Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	3,675	3,673
5	Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	2,119	2,116
5	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	2,500	2,497
5	Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	3,199	3,197
5	Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	1,150	1,150
5	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	5,900	5,887
5	Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	1,600	1,594
5	Honda Auto Receivables 2017-2 Owner Trust	1.680%	8/16/21	8,389	8,388
5	Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	1,864	1,863
5	Huntington Auto Trust 2015-1	1.240%	9/16/19	2,855	2,853

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	563	563
5	Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	540	540
5	Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	1,370	1,370
5	Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,700	1,697
5	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	2,075	2,074
5	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	1,500	1,503
5	Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,800	1,800
5	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	4,850	4,815
5	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	3,625	3,572
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.139%	4/17/45	73	73
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	6.236%	2/12/51	3,122	3,146
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	8,069	8,421
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	6,675	6,768
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	3.483%	6/15/45	7,490	7,792
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	3,750	3,796
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.143%	12/15/47	2,314	2,368
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.372%	12/15/47	1,735	1,769
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	1,600	1,679
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	2,300	2,439
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	9,174	9,877
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	1,600	1,721
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.076%	12/15/46	1,600	1,725
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	11,478	11,622
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	2.872%	7/15/47	2,250	2,289
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	3.805%	7/15/47	850	894
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2015-JP1	3.914%	1/15/49	4,600	4,887
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP3	2.870%	8/15/49	14,325	14,041
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	5,800	6,040
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.870%	12/15/49	4,650	4,835
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.050%	7/15/50	5,700	5,864
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	3,000	3,085
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.744%	7/15/50	4,500	4,638
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	1,776	1,863
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.161%	7/15/45	1,184	1,252
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,680	1,767
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	4,470	4,793

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.409%	8/15/46	1,260	1,348
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	2,394	2,427
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	420	440
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	2,940	3,153
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.420%	11/15/45	1,680	1,800
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	3.003%	1/15/47	2,200	2,232
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	3.705%	1/15/47	1,650	1,736
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	5,500	5,933
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.458%	1/15/47	1,100	1,179
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	5.049%	1/15/47	1,650	1,773
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	6,590	7,042
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	1,173	1,256
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.974%	2/15/47	1,422	1,522
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.046%	4/15/47	2,225	2,269
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.669%	4/15/47	2,800	2,918
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.997%	4/15/47	2,800	2,977
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	4.243%	4/15/47	2,225	2,355
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	1,411	1,471
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.775%	8/15/47	1,375	1,443
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.997%	8/15/47	850	886
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C22	3.801%	9/15/47	8,325	8,716
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C22	4.110%	9/15/47	2,225	2,330
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C23	3.934%	9/15/47	4,175	4,431
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C23	4.202%	9/15/47	2,462	2,601
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	2.940%	11/15/47	2,850	2,908
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,275	2,366
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.914%	11/15/47	4,125	4,280
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C25	3.672%	11/15/47	9,975	10,397
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C25	4.065%	11/15/47	2,775	2,905
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.019%	1/15/48	5,725	5,851
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	17,150	17,678
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.800%	1/15/48	2,875	2,958

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.951%	1/15/48	2,875	2,906
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	2.734%	2/15/48	4,695	4,774
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.017%	2/15/48	5,715	5,848
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	3,048	3,074
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C28	2.773%	10/15/48	5,725	5,827
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C28	3.227%	10/15/48	6,775	6,851
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C28	3.532%	10/15/48	1,725	1,748
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C29	2.921%	5/15/48	5,000	5,109
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C29	3.304%	5/15/48	2,963	3,076
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C29	3.611%	5/15/48	4,650	4,820
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	5,775	6,063
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	5,675	5,954
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,900	3,069
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.540%	8/15/48	2,772	2,912
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	2,960	3,110
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.358%	11/15/48	5,875	6,099
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	5,875	6,071
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	4,230	4,427
5	JPMBB Commercial Mortgage Securities Trust 2016-C1	3.316%	3/15/49	4,675	4,834
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	17,175	17,992
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.876%	3/15/50	3,200	3,328
5	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.144%	6/15/49	4,400	4,422
5	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.484%	6/15/49	2,050	2,073
5	JPMDB Commercial Mortgage Securities Trust 2017-C5	3.694%	3/15/50	14,250	14,894
5	JPMDB Commercial Mortgage Securities Trust 2017-C5	3.858%	3/15/50	5,600	5,821
5	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	11,267	11,386
5	LB-UBS Commercial Mortgage Trust 2008-C1	6.296%	4/15/41	15,679	16,037
5	Mercedes-Benz Auto Lease Trust 2015-B	1.340%	7/16/18	2,339	2,338
5	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,750	1,750
5	Mercedes-Benz Auto Lease Trust 2017-A	1.790%	4/15/20	5,525	5,534
5	Mercedes-Benz Auto Lease Trust 2017-A	2.010%	1/17/23	3,700	3,710
5	Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	321	321
5	Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	825	825
5	Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	3,002	2,999
5	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	1,175	1,175
5	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	7,727	7,783
5	ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	7,109	7,146
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	3,025	3,125

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	3,000	3,045

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.219%	7/15/46	8,000	8,589
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.315%	8/15/46	1,680	1,811
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.515%	8/15/46	840	899
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.001%	10/15/46	2,340	2,374
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	3,915	4,229
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	2.936%	11/15/46	1,750	1,776
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	3,500	3,730
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.901%	11/15/46	1,750	1,890
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	3,011	3,055
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	599	607
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.134%	12/15/48	3,475	3,535
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.376%	12/15/48	1,800	1,839
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	3,475	3,554
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.456%	5/15/46	2,150	2,214
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	1.250%	2/15/47	673	670
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	2.916%	2/15/47	2,200	2,234
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	3.669%	2/15/47	4,695	4,935
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	4,475	4,784
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.800%	2/15/47	1,600	1,708
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	2.849%	6/15/47	850	865
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.477%	6/15/47	1,125	1,168
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	4,200	4,452
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.481%	6/15/47	1,675	1,769
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.194%	10/15/47	5,000	5,115
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	1,400	1,479
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	4.589%	10/15/47	1,675	1,780
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.101%	12/15/47	5,700	5,841
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	3,925	4,085
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	5,050	5,233
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	2,875	2,946
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	10,125	10,280

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C21	3.338%	3/15/48	2,500	2,556

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.040%	4/15/48	5,725	5,841
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	4,500	4,596
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.883%	4/15/48	2,875	2,906
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	2.982%	7/15/50	2,900	2,962
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.398%	7/15/50	1,750	1,814
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	5,775	6,050
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.383%	10/15/48	6,550	6,834
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	3,475	3,620
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C26	3.323%	10/15/48	3,825	3,977
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C26	3.531%	10/15/48	4,325	4,477
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C27	3.557%	12/15/47	2,950	3,074
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C27	3.753%	12/15/47	3,500	3,679
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C28	3.288%	1/15/49	4,175	4,322
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C28	3.544%	1/15/49	11,975	12,361
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.140%	5/15/49	2,200	2,255
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.325%	5/15/49	1,250	1,268
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C30	2.860%	9/15/49	11,700	11,421
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C31	3.102%	11/15/49	14,200	14,058
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	11,600	12,177
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.994%	12/15/49	4,625	4,866
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2017-C33	3.599%	5/15/50	8,150	8,447
	Morgan Stanley Bank of America Merrill Lynch Trust
	2017-C33	3.852%	5/15/50	5,200	5,381
5	Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,040	1,036
5	Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	5,350	5,367
5	Morgan Stanley Capital I Trust 2007-IQ16	6.330%	12/12/49	5,300	5,379
5	Morgan Stanley Capital I Trust 2008-TOP29	6.503%	1/11/43	17,515	17,775
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	7,233
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,900	3,008
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	4,100	4,288
5	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	5,850	5,812
5	Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	4,707	4,704
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	11,700	11,359
5	Morgan Stanley Capital I Trust 2016-UB12	3.778%	12/15/49	5,000	5,162
5	Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	11,625	11,992
5	Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	7,500	7,729
8	National Australia Bank Ltd.	2.250%	3/16/21	16,000	15,956
5	Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	2,863	2,864
5	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	2,625	2,628
5	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	5,250	5,241
5	Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	442	442

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,380	1,379
5	Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	11	11

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017
5	Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	2,250	2,249
5	Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	1,031	1,030
5	Nissan Auto Receivables 2015-A Owner Trust	1.050%	10/15/19	2,689	2,684
5	Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	3,400	3,396
5	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,750	1,752
5	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,800	1,798
5	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	2,975	2,967
5	Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,500	2,476
5	Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	5,125	5,088
5	Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	4,250	4,205
5	Nissan Master Owner Trust Receivables Series 2016-A	1.540%	6/15/21	5,750	5,717
	Royal Bank of Canada	2.200%	9/23/19	19,475	19,559
5	Royal Bank of Canada	2.000%	10/1/19	20,000	20,011
	Royal Bank of Canada	2.100%	10/14/20	58,400	58,255
5	Royal Bank of Canada	1.875%	2/5/21	8,625	8,583
	Royal Bank of Canada	2.300%	3/22/21	8,750	8,750
5	SG Commercial Mortgage Securities Trust 2016-C5	3.055%	10/10/48	9,000	8,870
5	Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	3,325	3,327
5	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,375	3,376
5	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	5,331	5,348
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	8,550	8,502
5	Synchrony Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	6,545	6,532
5	TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.475%	8/15/39	463	463
8	Toronto-Dominion Bank	2.250%	3/15/21	28,700	28,701
5	Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	750	750
5	Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	981	980
5	Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	5,571	5,567
5	Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	5,200	5,202
5	Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	4,249	4,248
5	Toyota Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	5,000	5,007
5	Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	2,875	2,868
5	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	3,575	3,562
5	Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	4,575	4,550
5	Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	2,525	2,499
5	UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	10,100	10,333
5	UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	4,800	4,907
5	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,742
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,716	7,940
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,172
5	Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	191	191
5	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	2,775	2,773
5	Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	2,206	2,203
5	Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	2,850	2,847
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	9,540	9,692
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1,675	1,703
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	1,125	1,176
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	9,925	10,453
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	550	576
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	3,400	3,475
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	1,961	2,031
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	4,000	4,108
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	5,650	5,787
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	2,850	2,947
5	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	5,725	5,849
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	3,150	3,176
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	2,275	2,335
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	14,150	14,300
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	8,500	8,775
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	1,619	1,685
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	5,800	6,044
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	8,500	8,868

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	1,536	1,568
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	14,401	14,529
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	2,850	2,869
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	2,350	2,467
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	3,425	3,613
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,925	3,088
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.632%	5/15/48	2,425	2,458
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.934%	5/15/48	4,200	4,286
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148%	5/15/48	2,275	2,292
5	Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	4,700	4,936
5	Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	2,950	3,109
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	10,375	10,898
5	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	7,850	7,576
5	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.814%	8/15/49	1,800	1,732
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	3,084	3,184
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	6,700	6,934
5	Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	2,350	2,408
5	Wells Fargo Commercial Mortgage Trust 2016-C34	3.096%	6/15/49	4,700	4,692
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	4,675	4,916
5	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.825%	10/15/49	5,275	5,293
5	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.942%	10/15/49	9,053	8,905
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	11,445	11,709
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.665%	7/15/50	3,243	3,318
5	Wells Fargo Commercial Mortgage Trust 2017-RB1	3.635%	3/15/50	8,600	8,940
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	8,500	8,805
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,900	11,021
5	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,728
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	5,176
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,633
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	3,173
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	6,235
5	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	4,251
5	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,778
5	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	844
5	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,488
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	685
5	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	6,185
5	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	3,073
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,177
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,809
5	WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,196
5	WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,100	2,132
5	WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,325
5	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,363
5	WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,282
5	WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,166
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,203
5	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,551
5	WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,224
5	WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,236
5	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,165
5	WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,407
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,396
5	WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	621
5	WFRBS Commercial Mortgage Trust 2013-C18	4.817%	12/15/46	862	944
5	WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	3,100	3,138
5	WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,816
5	WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,517
5	WFRBS Commercial Mortgage Trust 2013-UBS1	4.780%	3/15/46	575	629
5	WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	520	517
5	WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	950	998
5	WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	1,250	1,306
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	2,825	3,027
5	WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	950	1,015

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	1,100	1,124
5	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	1,100	1,157
5	WFRBS Commercial Mortgage Trust 2014-C20	3.723%	5/15/47	3,500	3,667
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,675	1,782
5	WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,675	1,766
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	4,000	4,187
5	WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	8,200	8,598
5	WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,675	1,724
5	WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	3,143	3,312
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,675	1,776
5	WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	1,125	1,188
5	WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,860	2,934
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,860	2,965
5	WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	806	803
5	WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1,120	1,137
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,800	2,929
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	6,720	7,169
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	2,800	2,975
5	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	612	612
5	World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	304	303
5	World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	2,775	2,776
5	World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	1,666	1,663
5	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,530	1,531
5	World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	2,975	2,974
5	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	2,975	2,973
5	World Omni Automobile Lease Securitization Trust 2015-
	A	1.540%	10/15/18	2,875	2,875
5	World Omni Automobile Lease Securitization Trust 2016-
	A	1.610%	1/15/22	3,000	2,989

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,604,976)					4,634,786

Corporate Bonds (27.7%)
Finance (8.7%)
	Banking (6.3%)
	American Express Co.	7.000%	3/19/18	58,297	60,427
	American Express Co.	2.650%	12/2/22	10,530	10,515
	American Express Co.	3.625%	12/5/24	9,700	9,925
	American Express Co.	4.050%	12/3/42	1,839	1,886
	American Express Credit Corp.	2.125%	7/27/18	875	878
	American Express Credit Corp.	1.800%	7/31/18	1,100	1,101
	American Express Credit Corp.	2.125%	3/18/19	5,251	5,268
	American Express Credit Corp.	1.875%	5/3/19	12,000	12,000
	American Express Credit Corp.	2.250%	8/15/19	10,125	10,209
	American Express Credit Corp.	1.700%	10/30/19	500	497
	American Express Credit Corp.	2.200%	3/3/20	14,600	14,679
	American Express Credit Corp.	2.375%	5/26/20	12,890	13,004
	American Express Credit Corp.	2.600%	9/14/20	24,647	25,003
	American Express Credit Corp.	2.250%	5/5/21	20,938	20,863
	American Express Credit Corp.	2.700%	3/3/22	35,894	36,194
	American Express Credit Corp.	3.300%	5/3/27	22,725	22,762
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	20,000	20,044
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	16,800	16,954
	Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	23,800	23,633
	Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	4,550	4,543
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	7,500	7,495
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	14,275	14,454
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	7,600	7,558
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	7,000	6,995
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	12,000	11,993
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	12,425	13,045
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	14,475	14,730
	Bancolombia SA	5.950%	6/3/21	6,425	7,102
	Bank of America Corp.	6.000%	9/1/17	1	1

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.750%	12/1/17	3	3
	Bank of America Corp.	6.500%	7/15/18	3,125	3,266
	Bank of America Corp.	6.875%	11/15/18	835	887
	Bank of America Corp.	2.600%	1/15/19	43,527	43,894
	Bank of America Corp.	5.490%	3/15/19	550	579
	Bank of America Corp.	2.650%	4/1/19	3,847	3,887
	Bank of America Corp.	7.625%	6/1/19	38,970	42,907
	Bank of America Corp.	2.250%	4/21/20	24,120	24,107
	Bank of America Corp.	5.625%	7/1/20	57,373	62,832
	Bank of America Corp.	2.625%	10/19/20	26,058	26,276
	Bank of America Corp.	2.151%	11/9/20	5,211	5,186
	Bank of America Corp.	5.875%	1/5/21	3,930	4,368
	Bank of America Corp.	2.625%	4/19/21	13,710	13,743
	Bank of America Corp.	5.000%	5/13/21	11,060	12,066
	Bank of America Corp.	5.700%	1/24/22	22,243	25,054
	Bank of America Corp.	2.503%	10/21/22	16,025	15,779
	Bank of America Corp.	3.300%	1/11/23	59,988	61,150
5	Bank of America Corp.	3.124%	1/20/23	5,675	5,744
5	Bank of America Corp.	2.881%	4/24/23	28,325	28,342
	Bank of America Corp.	4.100%	7/24/23	12,333	13,031
	Bank of America Corp.	4.125%	1/22/24	34,280	36,200
	Bank of America Corp.	4.000%	4/1/24	24,889	26,055
	Bank of America Corp.	4.200%	8/26/24	43,571	45,119
	Bank of America Corp.	4.000%	1/22/25	52,653	53,475
	Bank of America Corp.	3.950%	4/21/25	42,710	43,223
	Bank of America Corp.	3.875%	8/1/25	25,984	26,848
	Bank of America Corp.	4.450%	3/3/26	17,855	18,583
	Bank of America Corp.	3.500%	4/19/26	8,775	8,808
	Bank of America Corp.	4.250%	10/22/26	9,960	10,229
	Bank of America Corp.	3.248%	10/21/27	32,350	31,160
	Bank of America Corp.	4.183%	11/25/27	21,892	22,229
5	Bank of America Corp.	3.824%	1/20/28	20,975	21,351
5	Bank of America Corp.	3.705%	4/24/28	13,325	13,384
	Bank of America Corp.	6.110%	1/29/37	12,324	15,046
5	Bank of America Corp.	4.244%	4/24/38	23,290	24,118
	Bank of America Corp.	7.750%	5/14/38	20,598	29,835
	Bank of America Corp.	5.875%	2/7/42	27,643	34,490
	Bank of America Corp.	5.000%	1/21/44	31,274	35,458
	Bank of America Corp.	4.875%	4/1/44	13,475	15,131
	Bank of America Corp.	4.750%	4/21/45	1,400	1,475
5	Bank of America Corp.	4.443%	1/20/48	3,275	3,457
	Bank of America NA	2.050%	12/7/18	23,525	23,602
	Bank of America NA	6.000%	10/15/36	10,905	13,592
	Bank of Montreal	1.800%	7/31/18	500	501
	Bank of Montreal	1.350%	8/28/18	3,775	3,761
	Bank of Montreal	2.375%	1/25/19	13,385	13,499
	Bank of Montreal	1.500%	7/18/19	16,575	16,432
	Bank of Montreal	2.100%	12/12/19	4,150	4,165
	Bank of Montreal	2.100%	6/15/20	5,000	5,000
	Bank of Montreal	1.900%	8/27/21	25,875	25,429
	Bank of Montreal	2.550%	11/6/22	23,785	23,786
	Bank of New York Mellon Corp.	2.100%	1/15/19	30,326	30,469
	Bank of New York Mellon Corp.	2.200%	3/4/19	6,643	6,682
	Bank of New York Mellon Corp.	2.200%	5/15/19	375	377
	Bank of New York Mellon Corp.	5.450%	5/15/19	5,535	5,887
	Bank of New York Mellon Corp.	2.300%	9/11/19	15,500	15,594
	Bank of New York Mellon Corp.	4.600%	1/15/20	6,375	6,763
	Bank of New York Mellon Corp.	2.150%	2/24/20	5,000	5,018
	Bank of New York Mellon Corp.	2.600%	8/17/20	4,875	4,936
	Bank of New York Mellon Corp.	2.450%	11/27/20	6,300	6,349
	Bank of New York Mellon Corp.	2.500%	4/15/21	14,410	14,515
	Bank of New York Mellon Corp.	2.050%	5/3/21	23,625	23,378
	Bank of New York Mellon Corp.	3.550%	9/23/21	4,455	4,650
	Bank of New York Mellon Corp.	2.600%	2/7/22	10,800	10,857

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Bank of New York Mellon Corp.	2.661%	5/16/23	11,600	11,612
	Bank of New York Mellon Corp.	2.200%	8/16/23	8,949	8,665
	Bank of New York Mellon Corp.	3.650%	2/4/24	6,775	7,081
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,070	1,102
	Bank of New York Mellon Corp.	3.250%	9/11/24	13,790	14,038
	Bank of New York Mellon Corp.	3.000%	2/24/25	5,500	5,492
	Bank of New York Mellon Corp.	2.800%	5/4/26	6,265	6,116
	Bank of New York Mellon Corp.	2.450%	8/17/26	6,225	5,911
	Bank of New York Mellon Corp.	3.250%	5/16/27	22,000	22,166
5	Bank of New York Mellon Corp.	3.442%	2/7/28	7,000	7,087
	Bank of New York Mellon Corp.	3.000%	10/30/28	5,000	4,818
	Bank of Nova Scotia	2.050%	10/30/18	16,835	16,912
	Bank of Nova Scotia	1.950%	1/15/19	11,600	11,627
	Bank of Nova Scotia	2.050%	6/5/19	10,515	10,543
	Bank of Nova Scotia	1.650%	6/14/19	16,250	16,171
	Bank of Nova Scotia	2.350%	10/21/20	21,500	21,582
	Bank of Nova Scotia	4.375%	1/13/21	1,560	1,671
	Bank of Nova Scotia	2.450%	3/22/21	12,940	12,991
	Bank of Nova Scotia	2.800%	7/21/21	37,435	37,996
	Bank of Nova Scotia	4.500%	12/16/25	31,750	33,389
	Bank One Capital III	8.750%	9/1/30	1,100	1,619
	Bank One Corp.	7.625%	10/15/26	1,980	2,544
	Bank One Corp.	8.000%	4/29/27	1,500	1,973
	Barclays Bank plc	5.140%	10/14/20	1,335	1,430
	Barclays plc	2.750%	11/8/19	14,173	14,273
	Barclays plc	2.875%	6/8/20	15,050	15,191
	Barclays plc	3.250%	1/12/21	21,465	21,795
	Barclays plc	3.200%	8/10/21	21,050	21,342
	Barclays plc	3.684%	1/10/23	26,300	26,860
	Barclays plc	4.375%	9/11/24	15,000	15,235
	Barclays plc	3.650%	3/16/25	32,290	32,181
	Barclays plc	4.375%	1/12/26	24,140	25,052
	Barclays plc	5.200%	5/12/26	18,600	19,485
	Barclays plc	4.337%	1/10/28	24,190	24,926
	Barclays plc	5.250%	8/17/45	7,520	8,399
	Barclays plc	4.950%	1/10/47	13,800	14,734
	BB&T Corp.	2.050%	6/19/18	11,955	12,002
	BB&T Corp.	2.250%	2/1/19	3,950	3,971
	BB&T Corp.	6.850%	4/30/19	8,193	8,907
	BB&T Corp.	5.250%	11/1/19	10,240	10,951
	BB&T Corp.	2.450%	1/15/20	14,620	14,782
	BB&T Corp.	2.050%	5/10/21	14,759	14,631
	BB&T Corp.	2.750%	4/1/22	6,350	6,418
	Bear Stearns Cos. LLC	4.650%	7/2/18	7,115	7,315
	BNP Paribas SA	2.700%	8/20/18	4,782	4,835
	BNP Paribas SA	2.400%	12/12/18	12,750	12,842
	BNP Paribas SA	2.450%	3/17/19	2,825	2,852
	BNP Paribas SA	2.375%	5/21/20	6,975	7,040
	BNP Paribas SA	5.000%	1/15/21	38,805	42,280
	BNP Paribas SA	3.250%	3/3/23	21,280	21,903
	BNP Paribas SA	4.250%	10/15/24	2,650	2,759
	BPCE SA	2.500%	12/10/18	16,525	16,623
	BPCE SA	2.500%	7/15/19	10,850	10,941
	BPCE SA	2.250%	1/27/20	4,600	4,597
	BPCE SA	2.650%	2/3/21	7,705	7,742
	BPCE SA	2.750%	12/2/21	7,700	7,774
8	BPCE SA	3.000%	5/22/22	5,500	5,538
	BPCE SA	4.000%	4/15/24	21,025	22,133
	BPCE SA	3.375%	12/2/26	4,700	4,736
	Branch Banking & Trust Co.	2.300%	10/15/18	8,200	8,242
	Branch Banking & Trust Co.	1.450%	5/10/19	9,525	9,450
	Branch Banking & Trust Co.	2.100%	1/15/20	14,500	14,547
	Branch Banking & Trust Co.	2.850%	4/1/21	450	459
	Branch Banking & Trust Co.	2.625%	1/15/22	9,500	9,576

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Branch Banking & Trust Co.	3.625%	9/16/25	18,600	19,301
	Branch Banking & Trust Co.	3.800%	10/30/26	2,768	2,896
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	8,380	8,315
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	20,000	19,975
	Capital One Bank USA NA	2.150%	11/21/18	11,850	11,875
	Capital One Bank USA NA	2.250%	2/13/19	11,500	11,532
	Capital One Bank USA NA	2.300%	6/5/19	9,075	9,098
	Capital One Bank USA NA	8.800%	7/15/19	5,975	6,707
	Capital One Bank USA NA	3.375%	2/15/23	22,300	22,445
	Capital One Financial Corp.	2.450%	4/24/19	10,275	10,330
	Capital One Financial Corp.	2.500%	5/12/20	15,000	15,054
	Capital One Financial Corp.	4.750%	7/15/21	4,085	4,396
	Capital One Financial Corp.	3.500%	6/15/23	4,508	4,589
	Capital One Financial Corp.	3.750%	4/24/24	7,850	8,030
	Capital One Financial Corp.	4.200%	10/29/25	10,100	10,170
	Capital One Financial Corp.	3.750%	7/28/26	11,100	10,808
	Capital One Financial Corp.	3.750%	3/9/27	7,025	7,002
	Capital One NA	2.350%	8/17/18	2,525	2,536
	Capital One NA	2.400%	9/5/19	7,585	7,611
	Capital One NA	1.850%	9/13/19	7,000	6,943
	Capital One NA	2.350%	1/31/20	14,625	14,635
	Capital One NA	2.950%	7/23/21	7,925	7,944
	Capital One NA	2.250%	9/13/21	16,025	15,693
	Citibank NA	2.100%	6/12/20	15,000	14,979
5,8	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	10,588	11,992
	Citigroup Inc.	1.800%	2/5/18	11,025	11,033
	Citigroup Inc.	1.750%	5/1/18	21,947	21,918
	Citigroup Inc.	6.125%	5/15/18	9,065	9,396
	Citigroup Inc.	2.150%	7/30/18	17,000	17,038
	Citigroup Inc.	2.500%	9/26/18	26,668	26,833
	Citigroup Inc.	2.050%	12/7/18	35,650	35,702
	Citigroup Inc.	2.550%	4/8/19	15,700	15,849
	Citigroup Inc.	2.050%	6/7/19	9,425	9,426
	Citigroup Inc.	2.500%	7/29/19	2,950	2,973
	Citigroup Inc.	2.450%	1/10/20	9,400	9,446
	Citigroup Inc.	2.400%	2/18/20	18,115	18,184
	Citigroup Inc.	5.375%	8/9/20	10,475	11,395
	Citigroup Inc.	2.650%	10/26/20	5,350	5,394
	Citigroup Inc.	2.700%	3/30/21	27,231	27,397
	Citigroup Inc.	2.350%	8/2/21	5,125	5,070
	Citigroup Inc.	2.900%	12/8/21	46,175	46,582
	Citigroup Inc.	4.500%	1/14/22	35,922	38,535
	Citigroup Inc.	4.050%	7/30/22	10,570	11,044
	Citigroup Inc.	3.375%	3/1/23	5,600	5,706
	Citigroup Inc.	3.500%	5/15/23	19,683	19,925
	Citigroup Inc.	3.875%	10/25/23	12,192	12,717
	Citigroup Inc.	3.750%	6/16/24	20,127	20,798
	Citigroup Inc.	4.000%	8/5/24	21,925	22,510
	Citigroup Inc.	3.875%	3/26/25	4,975	5,006
	Citigroup Inc.	3.300%	4/27/25	7,322	7,287
	Citigroup Inc.	4.400%	6/10/25	56,869	59,184
	Citigroup Inc.	5.500%	9/13/25	11,249	12,491
	Citigroup Inc.	3.700%	1/12/26	8,725	8,827
	Citigroup Inc.	4.600%	3/9/26	22,750	23,843
	Citigroup Inc.	3.400%	5/1/26	12,530	12,388
	Citigroup Inc.	3.200%	10/21/26	56,068	54,307
	Citigroup Inc.	4.450%	9/29/27	22,115	22,924
5	Citigroup Inc.	3.887%	1/10/28	6,825	6,926
	Citigroup Inc.	4.125%	7/25/28	12,375	12,490
	Citigroup Inc.	6.625%	6/15/32	4,340	5,411
	Citigroup Inc.	6.000%	10/31/33	7,445	8,905
	Citigroup Inc.	6.125%	8/25/36	13,964	17,032
	Citigroup Inc.	8.125%	7/15/39	26,355	40,500
	Citigroup Inc.	5.875%	1/30/42	13,383	16,864

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	6.675%	9/13/43	5,239	6,979
	Citigroup Inc.	4.950%	11/7/43	3,036	3,349
	Citigroup Inc.	5.300%	5/6/44	8,875	10,061
	Citigroup Inc.	4.650%	7/30/45	11,449	12,428
	Citigroup Inc.	4.750%	5/18/46	7,535	7,922
5	Citigroup Inc.	4.281%	4/24/48	10,500	10,755
	Citizens Bank NA	1.600%	12/4/17	4,575	4,577
	Citizens Bank NA	2.300%	12/3/18	5,025	5,043
	Citizens Bank NA	2.500%	3/14/19	4,000	4,023
	Citizens Bank NA	2.450%	12/4/19	4,550	4,589
	Citizens Bank NA	2.250%	3/2/20	5,000	4,994
	Citizens Bank NA	2.200%	5/26/20	12,385	12,351
	Citizens Bank NA	2.550%	5/13/21	7,200	7,193
	Citizens Bank NA	2.650%	5/26/22	9,175	9,130
	Citizens Financial Group Inc.	2.375%	7/28/21	1,250	1,231
	Citizens Financial Group Inc.	4.300%	12/3/25	6,300	6,571
	Comerica Bank	4.000%	7/27/25	50	51
	Comerica Inc.	2.125%	5/23/19	2,260	2,259
	Commonwealth Bank of Australia	2.500%	9/20/18	2,975	3,000
	Commonwealth Bank of Australia	1.750%	11/2/18	9,050	9,036
	Commonwealth Bank of Australia	2.250%	3/13/19	6,475	6,505
	Commonwealth Bank of Australia	2.050%	3/15/19	8,400	8,398
	Commonwealth Bank of Australia	2.300%	9/6/19	17,350	17,465
	Commonwealth Bank of Australia	2.400%	11/2/20	12,850	12,883
	Commonwealth Bank of Australia	2.550%	3/15/21	9,895	9,916
8	Commonwealth Bank of Australia	2.750%	3/10/22	15,000	15,139
	Compass Bank	6.400%	10/1/17	2,675	2,697
	Compass Bank	2.750%	9/29/19	3,110	3,132
	Compass Bank	2.875%	6/29/22	19,000	18,902
	Cooperatieve Rabobank UA	2.250%	1/14/19	22,424	22,556
	Cooperatieve Rabobank UA	2.500%	1/19/21	51,475	51,791
	Cooperatieve Rabobank UA	2.750%	1/10/22	11,550	11,703
	Cooperatieve Rabobank UA	3.875%	2/8/22	40,044	42,473
	Cooperatieve Rabobank UA	3.950%	11/9/22	37,642	39,302
	Cooperatieve Rabobank UA	4.625%	12/1/23	17,515	18,909
	Cooperatieve Rabobank UA	3.375%	5/21/25	19,100	19,653
	Cooperatieve Rabobank UA	4.375%	8/4/25	14,947	15,677
	Cooperatieve Rabobank UA	3.750%	7/21/26	11,500	11,474
	Cooperatieve Rabobank UA	5.250%	5/24/41	8,380	10,184
	Cooperatieve Rabobank UA	5.750%	12/1/43	10,575	12,939
	Cooperatieve Rabobank UA	5.250%	8/4/45	10,170	11,862
	Credit Suisse AG	2.300%	5/28/19	43,359	43,644
	Credit Suisse AG	5.300%	8/13/19	12,425	13,229
	Credit Suisse AG	5.400%	1/14/20	8,516	9,121
	Credit Suisse AG	3.000%	10/29/21	27,944	28,457
	Credit Suisse AG	3.625%	9/9/24	27,250	28,057
8	Credit Suisse Group AG	3.574%	1/9/23	10,000	10,244
8	Credit Suisse Group AG	4.282%	1/9/28	21,000	21,631
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	2,850	2,872
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	12,775	12,952
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	36,845	37,846
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	21,300	22,104
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	14,780	15,040
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	31,950	32,162
	Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	1,000	1,062
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	12,328	13,554
	Credit Suisse USA Inc.	7.125%	7/15/32	10,891	14,811
	Deutsche Bank AG	2.500%	2/13/19	15,581	15,636
	Deutsche Bank AG	2.850%	5/10/19	8,669	8,760
	Deutsche Bank AG	2.950%	8/20/20	7,776	7,818
	Deutsche Bank AG	3.125%	1/13/21	11,550	11,606
	Deutsche Bank AG	3.375%	5/12/21	9,975	10,096
	Deutsche Bank AG	4.250%	10/14/21	20,000	20,963
	Deutsche Bank AG	3.700%	5/30/24	27,405	27,355

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Deutsche Bank AG	4.100%	1/13/26	8,010	8,113
	Discover Bank	2.000%	2/21/18	14,700	14,712
	Discover Bank	2.600%	11/13/18	5,250	5,288
	Discover Bank	3.100%	6/4/20	3,925	4,000
	Discover Bank	3.200%	8/9/21	4,440	4,524
	Discover Bank	4.200%	8/8/23	13,400	14,077
	Discover Bank	4.250%	3/13/26	2,675	2,747
	Discover Bank	3.450%	7/27/26	8,250	7,999
	Discover Financial Services	5.200%	4/27/22	1,817	1,971
	Discover Financial Services	3.850%	11/21/22	9,695	9,914
	Discover Financial Services	3.750%	3/4/25	5,800	5,731
	Discover Financial Services	4.100%	2/9/27	6,500	6,510
	Fifth Third Bancorp	4.500%	6/1/18	1,555	1,592
	Fifth Third Bancorp	2.300%	3/1/19	4,475	4,493
	Fifth Third Bancorp	2.875%	7/27/20	75	76
	Fifth Third Bancorp	3.500%	3/15/22	2,206	2,283
	Fifth Third Bancorp	4.300%	1/16/24	11,234	11,835
	Fifth Third Bancorp	8.250%	3/1/38	8,415	12,522
	Fifth Third Bank	2.150%	8/20/18	16,425	16,484
	Fifth Third Bank	2.300%	3/15/19	3,650	3,665
	Fifth Third Bank	2.375%	4/25/19	10,400	10,471
	Fifth Third Bank	1.625%	9/27/19	7,700	7,625
	Fifth Third Bank	2.250%	6/14/21	13,500	13,426
	Fifth Third Bank	2.875%	10/1/21	7,750	7,883
	Fifth Third Bank	3.850%	3/15/26	4,950	5,038
	First Horizon National Corp.	3.500%	12/15/20	3,500	3,589
	First Niagara Financial Group Inc.	6.750%	3/19/20	1,875	2,091
	First Republic Bank	2.375%	6/17/19	4,100	4,102
	First Republic Bank	2.500%	6/6/22	11,750	11,681
	First Republic Bank	4.375%	8/1/46	2,375	2,341
	First Republic Bank	4.625%	2/13/47	2,625	2,686
	FirstMerit Bank NA	4.270%	11/25/26	5,750	5,948
	FirstMerit Corp.	4.350%	2/4/23	2,750	2,878
	Goldman Sachs Capital I	6.345%	2/15/34	12,525	15,500
	Goldman Sachs Group Inc.	2.900%	7/19/18	24,704	24,991
	Goldman Sachs Group Inc.	2.625%	1/31/19	30,235	30,549
	Goldman Sachs Group Inc.	7.500%	2/15/19	23,562	25,569
	Goldman Sachs Group Inc.	2.550%	10/23/19	26,544	26,778
	Goldman Sachs Group Inc.	2.300%	12/13/19	24,000	24,048
	Goldman Sachs Group Inc.	5.375%	3/15/20	39,034	42,096
	Goldman Sachs Group Inc.	2.600%	4/23/20	21,524	21,722
	Goldman Sachs Group Inc.	6.000%	6/15/20	34,979	38,515
	Goldman Sachs Group Inc.	2.750%	9/15/20	19,385	19,604
	Goldman Sachs Group Inc.	2.875%	2/25/21	15,500	15,637
	Goldman Sachs Group Inc.	2.625%	4/25/21	21,800	21,814
	Goldman Sachs Group Inc.	5.250%	7/27/21	13,796	15,119
	Goldman Sachs Group Inc.	2.350%	11/15/21	17,800	17,591
	Goldman Sachs Group Inc.	5.750%	1/24/22	63,353	71,177
	Goldman Sachs Group Inc.	3.000%	4/26/22	36,300	36,580
	Goldman Sachs Group Inc.	3.625%	1/22/23	31,450	32,306
5	Goldman Sachs Group Inc.	2.908%	6/5/23	24,000	23,903
	Goldman Sachs Group Inc.	4.000%	3/3/24	64,379	67,286
	Goldman Sachs Group Inc.	3.850%	7/8/24	12,939	13,430
	Goldman Sachs Group Inc.	3.500%	1/23/25	26,525	26,717
	Goldman Sachs Group Inc.	4.250%	10/21/25	13,620	14,022
	Goldman Sachs Group Inc.	3.750%	2/25/26	24,711	25,185
	Goldman Sachs Group Inc.	3.500%	11/16/26	35,225	34,890
	Goldman Sachs Group Inc.	5.950%	1/15/27	16,631	19,336
	Goldman Sachs Group Inc.	3.850%	1/26/27	35,250	35,757
5	Goldman Sachs Group Inc.	3.691%	6/5/28	25,550	25,678
	Goldman Sachs Group Inc.	6.125%	2/15/33	27,506	34,417
	Goldman Sachs Group Inc.	6.450%	5/1/36	24,715	30,997
	Goldman Sachs Group Inc.	6.750%	10/1/37	40,836	53,067
	Goldman Sachs Group Inc.	6.250%	2/1/41	29,392	38,286

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	4.800%	7/8/44	17,610	19,451
	Goldman Sachs Group Inc.	5.150%	5/22/45	28,203	31,278
	Goldman Sachs Group Inc.	4.750%	10/21/45	6,116	6,753
	HSBC Bank USA NA	4.875%	8/24/20	26,550	28,464
	HSBC Bank USA NA	5.875%	11/1/34	7,275	8,842
	HSBC Bank USA NA	5.625%	8/15/35	3,782	4,556
	HSBC Bank USA NA	7.000%	1/15/39	7,909	11,023
	HSBC Holdings plc	3.400%	3/8/21	35,683	36,690
	HSBC Holdings plc	5.100%	4/5/21	41,620	45,189
	HSBC Holdings plc	2.950%	5/25/21	36,328	36,810
	HSBC Holdings plc	2.650%	1/5/22	21,600	21,520
	HSBC Holdings plc	4.875%	1/14/22	3,030	3,289
	HSBC Holdings plc	4.000%	3/30/22	12,281	12,947
5	HSBC Holdings plc	3.262%	3/13/23	18,000	18,325
	HSBC Holdings plc	3.600%	5/25/23	21,900	22,594
	HSBC Holdings plc	4.250%	3/14/24	30,100	31,017
	HSBC Holdings plc	4.250%	8/18/25	12,100	12,409
	HSBC Holdings plc	4.300%	3/8/26	39,620	41,941
	HSBC Holdings plc	3.900%	5/25/26	39,730	40,933
	HSBC Holdings plc	4.375%	11/23/26	16,650	17,186
5	HSBC Holdings plc	4.041%	3/13/28	22,400	23,186
	HSBC Holdings plc	7.625%	5/17/32	1,925	2,582
	HSBC Holdings plc	7.350%	11/27/32	2,040	2,656
	HSBC Holdings plc	6.500%	5/2/36	23,945	30,579
	HSBC Holdings plc	6.500%	9/15/37	32,385	41,770
	HSBC Holdings plc	6.800%	6/1/38	5,415	7,268
	HSBC Holdings plc	6.100%	1/14/42	6,825	8,884
	HSBC Holdings plc	5.250%	3/14/44	12,975	14,737
	HSBC USA Inc.	1.700%	3/5/18	3,500	3,501
	HSBC USA Inc.	2.000%	8/7/18	11,000	11,017
	HSBC USA Inc.	2.250%	6/23/19	6,550	6,582
	HSBC USA Inc.	2.375%	11/13/19	21,650	21,774
	HSBC USA Inc.	2.350%	3/5/20	16,575	16,656
	HSBC USA Inc.	2.750%	8/7/20	5,125	5,209
	HSBC USA Inc.	5.000%	9/27/20	8,200	8,805
	HSBC USA Inc.	3.500%	6/23/24	7,350	7,551
	Huntington Bancshares Inc.	7.000%	12/15/20	4,200	4,784
	Huntington Bancshares Inc.	3.150%	3/14/21	3,525	3,584
	Huntington Bancshares Inc.	2.300%	1/14/22	10,168	9,993
	Huntington National Bank	2.200%	11/6/18	7,225	7,241
	Huntington National Bank	2.375%	3/10/20	19,000	19,081
	Huntington National Bank	2.400%	4/1/20	12,575	12,638
	Huntington National Bank	2.875%	8/20/20	7,750	7,879
	ING Groep NV	3.150%	3/29/22	7,500	7,636
	ING Groep NV	3.950%	3/29/27	13,900	14,435
	Intesa Sanpaolo SPA	3.875%	1/15/19	9,500	9,770
	Intesa Sanpaolo SPA	5.250%	1/12/24	26,381	29,131
	JPMorgan Chase & Co.	2.350%	1/28/19	12,225	12,320
	JPMorgan Chase & Co.	1.850%	3/22/19	14,870	14,851
	JPMorgan Chase & Co.	6.300%	4/23/19	25,200	27,119
	JPMorgan Chase & Co.	2.200%	10/22/19	4,111	4,122
	JPMorgan Chase & Co.	2.250%	1/23/20	52,025	52,142
	JPMorgan Chase & Co.	2.750%	6/23/20	55,031	55,833
	JPMorgan Chase & Co.	4.400%	7/22/20	5,053	5,370
	JPMorgan Chase & Co.	4.250%	10/15/20	14,915	15,799
	JPMorgan Chase & Co.	2.550%	10/29/20	26,337	26,546
	JPMorgan Chase & Co.	2.550%	3/1/21	19,178	19,246
	JPMorgan Chase & Co.	4.625%	5/10/21	3,718	4,008
	JPMorgan Chase & Co.	2.400%	6/7/21	8,435	8,417
	JPMorgan Chase & Co.	2.295%	8/15/21	9,848	9,790
	JPMorgan Chase & Co.	4.350%	8/15/21	26,309	28,116
	JPMorgan Chase & Co.	4.500%	1/24/22	30,197	32,688
	JPMorgan Chase & Co.	3.250%	9/23/22	19,245	19,693
	JPMorgan Chase & Co.	2.972%	1/15/23	41,377	41,745

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	3.200%	1/25/23	50,247	51,151
5	JPMorgan Chase & Co.	2.776%	4/25/23	20,000	19,999
	JPMorgan Chase & Co.	3.375%	5/1/23	28,849	29,241
	JPMorgan Chase & Co.	2.700%	5/18/23	17,776	17,578
	JPMorgan Chase & Co.	3.875%	2/1/24	19,210	20,135
	JPMorgan Chase & Co.	3.625%	5/13/24	46,866	48,344
	JPMorgan Chase & Co.	3.875%	9/10/24	37,822	38,980
	JPMorgan Chase & Co.	3.125%	1/23/25	27,245	27,054
5	JPMorgan Chase & Co.	3.220%	3/1/25	22,000	21,972
	JPMorgan Chase & Co.	3.900%	7/15/25	26,349	27,399
	JPMorgan Chase & Co.	3.300%	4/1/26	56,018	55,595
	JPMorgan Chase & Co.	3.200%	6/15/26	25,715	25,340
	JPMorgan Chase & Co.	2.950%	10/1/26	28,275	27,294
	JPMorgan Chase & Co.	4.125%	12/15/26	33,768	34,902
	JPMorgan Chase & Co.	4.250%	10/1/27	15,907	16,536
	JPMorgan Chase & Co.	3.625%	12/1/27	14,600	14,456
5	JPMorgan Chase & Co.	3.782%	2/1/28	23,100	23,590
5	JPMorgan Chase & Co.	3.540%	5/1/28	29,100	29,266
	JPMorgan Chase & Co.	6.400%	5/15/38	25,117	33,578
	JPMorgan Chase & Co.	5.500%	10/15/40	35,807	43,753
	JPMorgan Chase & Co.	5.600%	7/15/41	12,145	15,078
	JPMorgan Chase & Co.	5.400%	1/6/42	9,849	11,968
	JPMorgan Chase & Co.	5.625%	8/16/43	6,960	8,370
	JPMorgan Chase & Co.	4.850%	2/1/44	1,700	1,977
	JPMorgan Chase & Co.	4.950%	6/1/45	10,200	11,356
5	JPMorgan Chase & Co.	4.260%	2/22/48	10,265	10,724
	JPMorgan Chase Bank NA	1.450%	9/21/18	2,090	2,084
	JPMorgan Chase Bank NA	1.650%	9/23/19	14,625	14,535
	KeyBank NA	1.700%	6/1/18	5,000	5,006
	KeyBank NA	2.350%	3/8/19	8,650	8,707
	KeyBank NA	2.500%	12/15/19	3,500	3,537
	KeyBank NA	2.250%	3/16/20	2,030	2,037
	KeyBank NA	2.500%	11/22/21	3,575	3,583
	KeyBank NA	2.400%	6/9/22	2,695	2,683
	KeyBank NA	3.300%	6/1/25	7,725	7,843
	KeyBank NA	3.400%	5/20/26	12,750	12,663
5	KeyBank NA	3.180%	10/15/27	500	510
	KeyBank NA	6.950%	2/1/28	1,290	1,618
	KeyCorp	5.100%	3/24/21	9,207	10,052
	Lloyds Bank plc	2.300%	11/27/18	9,850	9,908
	Lloyds Bank plc	2.050%	1/22/19	3,775	3,779
	Lloyds Bank plc	2.700%	8/17/20	7,200	7,293
	Lloyds Bank plc	6.375%	1/21/21	11,050	12,469
	Lloyds Banking Group plc	3.000%	1/11/22	9,800	9,892
	Lloyds Banking Group plc	4.500%	11/4/24	12,675	13,196
	Lloyds Banking Group plc	4.582%	12/10/25	36,850	38,183
	Lloyds Banking Group plc	4.650%	3/24/26	10,576	11,022
	Lloyds Banking Group plc	3.750%	1/11/27	13,000	13,083
	Lloyds Banking Group plc	5.300%	12/1/45	1,925	2,187
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	28,850	29,052
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	8,000	8,049
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	15,200	15,208
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	1,250	1,245
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,825	7,756
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	41,091	41,677
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	30,890	30,453
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	2,500	2,442
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	32,250	33,698
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	9,325	8,962
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	30,600	31,544
	Morgan Stanley	2.200%	12/7/18	2,000	2,007
	Morgan Stanley	2.500%	1/24/19	31,972	32,198
	Morgan Stanley	2.450%	2/1/19	18,000	18,109
	Morgan Stanley	7.300%	5/13/19	38,464	42,068

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley	2.375%	7/23/19	20,403	20,546
	Morgan Stanley	5.625%	9/23/19	34,250	36,759
	Morgan Stanley	5.500%	1/26/20	7,814	8,431
	Morgan Stanley	2.650%	1/27/20	23,294	23,513
	Morgan Stanley	2.800%	6/16/20	19,607	19,880
	Morgan Stanley	5.500%	7/24/20	3,142	3,425
	Morgan Stanley	5.750%	1/25/21	21,100	23,328
	Morgan Stanley	2.500%	4/21/21	4,839	4,815
	Morgan Stanley	5.500%	7/28/21	11,980	13,283
	Morgan Stanley	2.625%	11/17/21	48,116	47,993
	Morgan Stanley	2.750%	5/19/22	31,250	31,169
	Morgan Stanley	4.875%	11/1/22	22,170	24,043
	Morgan Stanley	3.750%	2/25/23	66,785	69,338
	Morgan Stanley	4.100%	5/22/23	21,230	22,087
	Morgan Stanley	3.875%	4/29/24	43,410	45,108
	Morgan Stanley	3.700%	10/23/24	45,034	46,192
	Morgan Stanley	4.000%	7/23/25	42,868	44,757
	Morgan Stanley	5.000%	11/24/25	21,564	23,357
	Morgan Stanley	3.875%	1/27/26	38,425	39,510
	Morgan Stanley	3.125%	7/27/26	32,664	31,645
	Morgan Stanley	6.250%	8/9/26	11,727	14,007
	Morgan Stanley	4.350%	9/8/26	34,049	35,352
	Morgan Stanley	3.625%	1/20/27	30,725	30,835
	Morgan Stanley	3.950%	4/23/27	15,943	16,045
	Morgan Stanley	7.250%	4/1/32	7,497	10,260
	Morgan Stanley	6.375%	7/24/42	21,377	28,448
	Morgan Stanley	4.300%	1/27/45	30,799	31,849
	Morgan Stanley	4.375%	1/22/47	12,325	12,832
	MUFG Americas Holdings Corp.	2.250%	2/10/20	10,850	10,834
	MUFG Americas Holdings Corp.	3.500%	6/18/22	16,668	17,144
	MUFG Americas Holdings Corp.	3.000%	2/10/25	7,000	6,874
	MUFG Union Bank NA	2.625%	9/26/18	17,575	17,710
	MUFG Union Bank NA	2.250%	5/6/19	4,925	4,946
	National Australia Bank Ltd.	2.300%	7/25/18	11,200	11,268
	National Australia Bank Ltd.	2.000%	1/14/19	4,650	4,659
	National Australia Bank Ltd.	1.375%	7/12/19	9,500	9,378
	National Australia Bank Ltd.	2.125%	5/22/20	25,800	25,775
	National Australia Bank Ltd.	2.625%	1/14/21	10,245	10,306
	National Australia Bank Ltd.	1.875%	7/12/21	9,650	9,443
	National Australia Bank Ltd.	2.800%	1/10/22	6,000	6,072
	National Australia Bank Ltd.	2.500%	5/22/22	17,900	17,795
	National Australia Bank Ltd.	3.000%	1/20/23	5,050	5,094
	National Australia Bank Ltd.	3.375%	1/14/26	6,750	6,832
	National Australia Bank Ltd.	2.500%	7/12/26	19,975	18,827
	National Bank of Canada	1.450%	11/7/17	8,250	8,249
	National Bank of Canada	2.100%	12/14/18	1,600	1,607
	National Bank of Canada	2.150%	6/12/20	10,000	9,986
	National City Corp.	6.875%	5/15/19	1,640	1,777
	Northern Trust Co.	6.500%	8/15/18	1,625	1,708
	Northern Trust Corp.	3.450%	11/4/20	7,820	8,145
	Northern Trust Corp.	3.375%	8/23/21	2,043	2,126
	Northern Trust Corp.	2.375%	8/2/22	6,300	6,287
	Northern Trust Corp.	3.950%	10/30/25	8,975	9,510
5	Northern Trust Corp.	3.375%	5/8/32	3,600	3,604
	People's United Bank NA	4.000%	7/15/24	3,850	3,871
	People's United Financial Inc.	3.650%	12/6/22	4,650	4,759
	PNC Bank NA	1.850%	7/20/18	4,500	4,502
	PNC Bank NA	1.800%	11/5/18	10,425	10,438
	PNC Bank NA	1.700%	12/7/18	5,800	5,800
	PNC Bank NA	1.950%	3/4/19	4,750	4,756
	PNC Bank NA	2.250%	7/2/19	5,475	5,506
	PNC Bank NA	1.450%	7/29/19	7,500	7,427
	PNC Bank NA	2.400%	10/18/19	21,695	21,880
	PNC Bank NA	2.000%	5/19/20	4,500	4,491

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.300%	6/1/20	10,978	11,037
	PNC Bank NA	2.600%	7/21/20	5,320	5,387
	PNC Bank NA	2.450%	11/5/20	9,710	9,785
	PNC Bank NA	2.150%	4/29/21	21,875	21,647
	PNC Bank NA	2.550%	12/9/21	5,800	5,825
	PNC Bank NA	2.625%	2/17/22	25,045	25,195
	PNC Bank NA	2.700%	11/1/22	7,567	7,557
	PNC Bank NA	2.950%	1/30/23	10,077	10,161
	PNC Bank NA	3.800%	7/25/23	15,675	16,384
	PNC Bank NA	3.300%	10/30/24	8,400	8,586
	PNC Bank NA	2.950%	2/23/25	8,675	8,645
	PNC Bank NA	3.250%	6/1/25	5,750	5,838
	PNC Financial Services Group Inc.	2.854%	11/9/22	14,450	14,555
	PNC Financial Services Group Inc.	3.900%	4/29/24	20,635	21,589
	PNC Financial Services Group Inc.	3.150%	5/19/27	26,750	26,569
	PNC Funding Corp.	6.700%	6/10/19	6,479	7,049
	PNC Funding Corp.	5.125%	2/8/20	11,853	12,746
	PNC Funding Corp.	4.375%	8/11/20	19,200	20,444
	PNC Funding Corp.	3.300%	3/8/22	10,781	11,175
	Regions Bank	7.500%	5/15/18	2,546	2,665
	Regions Bank	2.250%	9/14/18	1,500	1,501
	Regions Bank	6.450%	6/26/37	3,371	4,045
	Regions Financial Corp.	3.200%	2/8/21	2,575	2,631
	Regions Financial Corp.	7.375%	12/10/37	4,105	5,274
	Royal Bank of Canada	2.200%	7/27/18	20,838	20,969
	Royal Bank of Canada	1.800%	7/30/18	16,830	16,850
	Royal Bank of Canada	2.000%	12/10/18	1,750	1,759
	Royal Bank of Canada	2.150%	3/15/19	3,023	3,041
	Royal Bank of Canada	1.625%	4/15/19	3,475	3,462
	Royal Bank of Canada	1.500%	7/29/19	12,750	12,659
	Royal Bank of Canada	2.125%	3/2/20	25,000	25,069
	Royal Bank of Canada	2.350%	10/30/20	23,750	23,902
	Royal Bank of Canada	2.500%	1/19/21	17,992	18,145
	Royal Bank of Canada	2.750%	2/1/22	20,500	20,863
	Royal Bank of Canada	4.650%	1/27/26	10,830	11,636
5	Royal Bank of Scotland Group plc	3.498%	5/15/23	13,500	13,570
	Royal Bank of Scotland Group plc	3.875%	9/12/23	37,575	38,333
	Royal Bank of Scotland Group plc	4.800%	4/5/26	4,625	4,896
	Santander Holdings USA Inc.	3.450%	8/27/18	8,972	9,093
	Santander Holdings USA Inc.	2.700%	5/24/19	24,040	24,213
	Santander Holdings USA Inc.	2.650%	4/17/20	4,750	4,741
8	Santander Holdings USA Inc.	3.700%	3/28/22	13,050	13,141
	Santander Holdings USA Inc.	4.500%	7/17/25	8,825	9,046
	Santander Issuances SAU	5.179%	11/19/25	23,600	25,262
	Santander UK Group Holdings plc	2.875%	10/16/20	14,450	14,633
	Santander UK Group Holdings plc	3.125%	1/8/21	17,500	17,713
	Santander UK Group Holdings plc	2.875%	8/5/21	11,375	11,378
	Santander UK Group Holdings plc	3.571%	1/10/23	6,700	6,818
	Santander UK plc	3.050%	8/23/18	8,525	8,640
	Santander UK plc	2.000%	8/24/18	10,595	10,606
	Santander UK plc	2.500%	3/14/19	32,750	33,028
	Santander UK plc	2.350%	9/10/19	7,985	8,021
	Santander UK plc	2.375%	3/16/20	3,525	3,539
	Santander UK plc	4.000%	3/13/24	17,850	18,791
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	5,500	5,523
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	15,520	15,632
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	31,400	30,761
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	8,100	8,196
	Societe Generale SA	2.625%	10/1/18	14,250	14,371
	State Street Bank & Trust Co.	5.250%	10/15/18	275	286
	State Street Corp.	4.375%	3/7/21	805	860
	State Street Corp.	1.950%	5/19/21	7,175	7,078
5	State Street Corp.	2.653%	5/15/23	5,850	5,854
	State Street Corp.	3.100%	5/15/23	9,129	9,228

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	State Street Corp.	3.700%	11/20/23	6,891	7,285
	State Street Corp.	3.300%	12/16/24	11,100	11,418
	State Street Corp.	3.550%	8/18/25	18,187	18,889
	State Street Corp.	2.650%	5/19/26	7,375	7,130
	Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	3,825	3,853
	Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	6,625	6,642
	Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	3,950	3,944
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,825	6,874
	Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	17,000	16,995
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	4,050	4,067
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	200	201
	Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	4,850	4,900
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,250	3,239
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	5,152
	Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	555
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,998	10,571
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	9,850	10,436
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	7,050	7,236
	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	3,100	3,227
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	14,035	14,243
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	13,075	12,841
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	10,725	10,676
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	10,000	10,092
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	12,562	13,046
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	40,385	38,355
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	6,250	6,112
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	10,500	10,633
	SunTrust Bank	2.250%	1/31/20	14,375	14,386
	SunTrust Bank	2.750%	5/1/23	6,175	6,153
	SunTrust Bank	3.300%	5/15/26	7,025	6,871
	SunTrust Banks Inc.	2.500%	5/1/19	4,040	4,076
	SunTrust Banks Inc.	2.900%	3/3/21	4,957	5,028
	SunTrust Banks Inc.	2.700%	1/27/22	12,925	12,959
	SVB Financial Group	3.500%	1/29/25	4,475	4,393
	Svenska Handelsbanken AB	2.500%	1/25/19	9,775	9,869
	Svenska Handelsbanken AB	2.250%	6/17/19	13,860	13,940
	Svenska Handelsbanken AB	1.500%	9/6/19	24,925	24,664
	Svenska Handelsbanken AB	2.400%	10/1/20	4,600	4,624
	Svenska Handelsbanken AB	2.450%	3/30/21	8,975	9,007
	Svenska Handelsbanken AB	1.875%	9/7/21	8,500	8,314
	Synchrony Bank	3.000%	6/15/22	4,000	3,973
	Synchrony Financial	2.600%	1/15/19	12,714	12,779
	Synchrony Financial	3.000%	8/15/19	5,274	5,339
	Synchrony Financial	2.700%	2/3/20	7,595	7,621
	Synchrony Financial	3.750%	8/15/21	6,338	6,491
	Synchrony Financial	4.250%	8/15/24	29,891	30,515
	Synchrony Financial	4.500%	7/23/25	16,570	16,929
	Synchrony Financial	3.700%	8/4/26	8,150	7,863
	Toronto-Dominion Bank	1.750%	7/23/18	6,000	6,020
	Toronto-Dominion Bank	2.625%	9/10/18	30,685	31,027
	Toronto-Dominion Bank	1.950%	1/22/19	1,150	1,155
	Toronto-Dominion Bank	2.125%	7/2/19	5,000	5,025
	Toronto-Dominion Bank	1.450%	8/13/19	10,000	9,906
	Toronto-Dominion Bank	2.250%	11/5/19	29,897	30,144
	Toronto-Dominion Bank	2.500%	12/14/20	10,600	10,723
	Toronto-Dominion Bank	2.125%	4/7/21	19,085	19,028
	Toronto-Dominion Bank	1.800%	7/13/21	13,950	13,685
5	Toronto-Dominion Bank	3.625%	9/15/31	6,950	6,886
	UBS AG	2.375%	8/14/19	17,421	17,553
	UBS AG	2.350%	3/26/20	4,440	4,465
	UBS AG	4.875%	8/4/20	2,510	2,706
	US Bancorp	1.950%	11/15/18	8,606	8,642
	US Bancorp	2.200%	4/25/19	15,815	15,945
	US Bancorp	2.350%	1/29/21	9,182	9,220

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Bancorp	4.125%	5/24/21	7,185	7,687
	US Bancorp	2.625%	1/24/22	17,500	17,663
	US Bancorp	3.000%	3/15/22	2,254	2,335
	US Bancorp	2.950%	7/15/22	17,028	17,277
	US Bancorp	3.600%	9/11/24	2,280	2,368
	US Bancorp	3.100%	4/27/26	6,000	5,936
	US Bancorp	2.375%	7/22/26	7,500	7,074
	US Bancorp	3.150%	4/27/27	15,225	15,224
	US Bank NA	1.400%	4/26/19	8,500	8,450
	US Bank NA	2.125%	10/28/19	14,500	14,585
	US Bank NA	2.000%	1/24/20	14,225	14,271
	US Bank NA	2.800%	1/27/25	20,375	20,182
	Wachovia Bank NA	5.850%	2/1/37	16,026	19,892
	Wachovia Corp.	6.605%	10/1/25	3,175	3,790
	Wachovia Corp.	5.500%	8/1/35	13,375	15,446
	Wachovia Corp.	6.550%	10/15/35	7,625	9,392
	Wells Fargo & Co.	2.150%	1/15/19	6,410	6,439
	Wells Fargo & Co.	2.125%	4/22/19	2,306	2,319
	Wells Fargo & Co.	2.150%	1/30/20	6,319	6,329
	Wells Fargo & Co.	2.600%	7/22/20	33,983	34,462
	Wells Fargo & Co.	2.550%	12/7/20	21,891	22,070
	Wells Fargo & Co.	3.000%	1/22/21	13,705	13,993
	Wells Fargo & Co.	2.500%	3/4/21	33,195	33,267
	Wells Fargo & Co.	4.600%	4/1/21	20,769	22,363
	Wells Fargo & Co.	2.100%	7/26/21	58,125	57,262
	Wells Fargo & Co.	3.500%	3/8/22	23,190	24,095
	Wells Fargo & Co.	3.069%	1/24/23	30,700	31,047
	Wells Fargo & Co.	3.450%	2/13/23	19,848	20,246
	Wells Fargo & Co.	4.125%	8/15/23	14,264	15,058
	Wells Fargo & Co.	4.480%	1/16/24	11,057	11,831
	Wells Fargo & Co.	3.300%	9/9/24	22,436	22,679
	Wells Fargo & Co.	3.000%	2/19/25	19,849	19,542
	Wells Fargo & Co.	3.550%	9/29/25	26,295	26,745
	Wells Fargo & Co.	3.000%	4/22/26	29,300	28,523
	Wells Fargo & Co.	4.100%	6/3/26	41,731	43,051
	Wells Fargo & Co.	3.000%	10/23/26	35,170	34,137
	Wells Fargo & Co.	4.300%	7/22/27	20,005	20,918
5	Wells Fargo & Co.	3.584%	5/22/28	24,875	25,129
	Wells Fargo & Co.	5.375%	2/7/35	13,175	15,534
	Wells Fargo & Co.	5.375%	11/2/43	31,666	36,491
	Wells Fargo & Co.	5.606%	1/15/44	24,674	29,208
	Wells Fargo & Co.	4.650%	11/4/44	15,615	16,430
	Wells Fargo & Co.	3.900%	5/1/45	24,400	24,348
	Wells Fargo & Co.	4.900%	11/17/45	29,645	32,376
	Wells Fargo & Co.	4.400%	6/14/46	15,677	15,825
	Wells Fargo & Co.	4.750%	12/7/46	8,000	8,525
	Wells Fargo Bank NA	1.800%	11/28/18	12,250	12,246
	Wells Fargo Bank NA	1.750%	5/24/19	47,515	47,414
	Wells Fargo Bank NA	2.150%	12/6/19	25,000	25,091
	Wells Fargo Bank NA	5.950%	8/26/36	11,053	13,946
	Wells Fargo Bank NA	6.600%	1/15/38	10,140	13,838
5	Wells Fargo Capital X	5.950%	12/1/86	3,907	4,395
	Westpac Banking Corp.	2.250%	7/30/18	16,950	17,031
	Westpac Banking Corp.	1.950%	11/23/18	9,650	9,660
	Westpac Banking Corp.	2.250%	1/17/19	11,980	12,037
	Westpac Banking Corp.	1.650%	5/13/19	10,200	10,145
	Westpac Banking Corp.	1.600%	8/19/19	11,000	10,901
	Westpac Banking Corp.	4.875%	11/19/19	17,404	18,528
	Westpac Banking Corp.	2.150%	3/6/20	23,425	23,474
	Westpac Banking Corp.	2.300%	5/26/20	13,100	13,104
	Westpac Banking Corp.	2.600%	11/23/20	21,465	21,709
	Westpac Banking Corp.	2.100%	5/13/21	39,250	38,850
	Westpac Banking Corp.	2.000%	8/19/21	16,200	15,961
	Westpac Banking Corp.	2.800%	1/11/22	14,900	15,123

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Westpac Banking Corp.	2.500%	6/28/22	25,000	24,851
	Westpac Banking Corp.	2.850%	5/13/26	23,225	22,532
	Westpac Banking Corp.	2.700%	8/19/26	18,675	17,941
	Westpac Banking Corp.	3.350%	3/8/27	16,125	16,164
5	Westpac Banking Corp.	4.322%	11/23/31	29,000	29,655
	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	8,625	8,942
	Affiliated Managers Group Inc.	3.500%	8/1/25	10,650	10,379
	Ameriprise Financial Inc.	7.300%	6/28/19	2,227	2,451
	Ameriprise Financial Inc.	5.300%	3/15/20	3,942	4,263
	Ameriprise Financial Inc.	4.000%	10/15/23	10,460	11,166
	Ameriprise Financial Inc.	3.700%	10/15/24	5,230	5,467
	Ameriprise Financial Inc.	2.875%	9/15/26	150	145
	Apollo Investment Corp.	5.250%	3/3/25	2,475	2,472
8	Apollo Management Holdings LP	4.400%	5/27/26	150	156
	BGC Partners Inc.	5.375%	12/9/19	412	434
	BGC Partners Inc.	5.125%	5/27/21	2,625	2,766
	BlackRock Inc.	5.000%	12/10/19	7,923	8,512
	BlackRock Inc.	4.250%	5/24/21	6,540	7,022
	BlackRock Inc.	3.375%	6/1/22	12,075	12,555
	BlackRock Inc.	3.500%	3/18/24	17,175	18,044
	BlackRock Inc.	3.200%	3/15/27	400	404
	Brookfield Asset Management Inc.	4.000%	1/15/25	5,745	5,831
	Brookfield Finance Inc.	4.250%	6/2/26	2,300	2,360
	Brookfield Finance LLC	4.000%	4/1/24	7,625	7,801
	CBOE Holdings Inc.	1.950%	6/28/19	2,400	2,399
	CBOE Holdings Inc.	3.650%	1/12/27	6,625	6,710
	Charles Schwab Corp.	4.450%	7/22/20	10,750	11,485
	Charles Schwab Corp.	3.225%	9/1/22	3,955	4,047
	Charles Schwab Corp.	3.450%	2/13/26	3,425	3,510
	Charles Schwab Corp.	3.200%	3/2/27	12,300	12,330
	CME Group Inc.	3.000%	9/15/22	7,845	8,013
	CME Group Inc.	3.000%	3/15/25	4,769	4,808
	CME Group Inc.	5.300%	9/15/43	7,330	9,126
	E*TRADE Financial Corp.	5.375%	11/15/22	4,190	4,389
	Eaton Vance Corp.	3.625%	6/15/23	1,900	1,961
	Eaton Vance Corp.	3.500%	4/6/27	4,530	4,556
8	FMR LLC	7.490%	6/15/19	800	867
	Franklin Resources Inc.	4.625%	5/20/20	1,550	1,654
	Franklin Resources Inc.	2.800%	9/15/22	10,550	10,647
	Franklin Resources Inc.	2.850%	3/30/25	1,885	1,864
	Intercontinental Exchange Inc.	2.500%	10/15/18	4,745	4,789
	Intercontinental Exchange Inc.	2.750%	12/1/20	11,960	12,183
	Intercontinental Exchange Inc.	4.000%	10/15/23	13,771	14,467
	Intercontinental Exchange Inc.	3.750%	12/1/25	9,960	10,420
	Invesco Finance plc	3.125%	11/30/22	7,000	7,064
	Invesco Finance plc	4.000%	1/30/24	4,253	4,502
	Invesco Finance plc	3.750%	1/15/26	1,940	1,996
	Invesco Finance plc	5.375%	11/30/43	11,430	13,495
	Janus Capital Group Inc.	4.875%	8/1/25	3,950	4,249
	Jefferies Group LLC	8.500%	7/15/19	2,132	2,384
	Jefferies Group LLC	6.875%	4/15/21	12,445	14,140
	Jefferies Group LLC	5.125%	1/20/23	1,105	1,201
	Jefferies Group LLC	4.850%	1/15/27	14,000	14,619
	Jefferies Group LLC	6.450%	6/8/27	475	544
	Jefferies Group LLC	6.250%	1/15/36	3,325	3,632
	Jefferies Group LLC	6.500%	1/20/43	4,175	4,705
8	KKR Group Finance Co. III LLC	5.125%	6/1/44	5	5
	Lazard Group LLC	3.750%	2/13/25	125	125
	Lazard Group LLC	3.625%	3/1/27	5,520	5,447
	Legg Mason Inc.	3.950%	7/15/24	1,775	1,797
	Legg Mason Inc.	4.750%	3/15/26	3,375	3,564
	Legg Mason Inc.	5.625%	1/15/44	7,270	7,731

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Leucadia National Corp.	5.500%	10/18/23	2,650	2,831
	Nasdaq Inc.	5.550%	1/15/20	10,175	10,998
	Nasdaq Inc.	3.850%	6/30/26	2,400	2,437
	Nomura Holdings Inc.	2.750%	3/19/19	22,344	22,537
	Nomura Holdings Inc.	6.700%	3/4/20	7,880	8,714
	Raymond James Financial Inc.	3.625%	9/15/26	2,601	2,572
	Raymond James Financial Inc.	4.950%	7/15/46	14,570	15,770
	Stifel Financial Corp.	4.250%	7/18/24	10,075	10,172
	TD Ameritrade Holding Corp.	5.600%	12/1/19	2,250	2,430
	TD Ameritrade Holding Corp.	2.950%	4/1/22	16,825	17,155
	TD Ameritrade Holding Corp.	3.625%	4/1/25	5,975	6,164
	TD Ameritrade Holding Corp.	3.300%	4/1/27	6,160	6,134
	Finance Companies (0.3%)
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.750%	5/15/19	12,307	12,645
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.250%	7/1/20	12,117	12,677
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.625%	10/30/20	9,811	10,412
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.500%	5/15/21	10,635	11,286
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	5.000%	10/1/21	16,705	18,000
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.950%	2/1/22	13,355	13,923
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.500%	5/26/22	2,900	2,973
5	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.625%	7/1/22	6,565	7,041
	Air Lease Corp.	2.625%	9/4/18	950	957
	Air Lease Corp.	3.375%	1/15/19	26,685	27,174
	Air Lease Corp.	2.125%	1/15/20	2,850	2,838
	Air Lease Corp.	4.750%	3/1/20	11,700	12,406
	Air Lease Corp.	3.875%	4/1/21	4,245	4,427
	Air Lease Corp.	3.375%	6/1/21	575	591
	Air Lease Corp.	3.750%	2/1/22	4,425	4,614
	Air Lease Corp.	2.625%	7/1/22	4,525	4,485
	Air Lease Corp.	3.000%	9/15/23	420	417
	Air Lease Corp.	4.250%	9/15/24	500	525
	Air Lease Corp.	3.625%	4/1/27	3,250	3,248
	Ares Capital Corp.	4.875%	11/30/18	9,500	9,812
	Ares Capital Corp.	3.875%	1/15/20	1,800	1,837
	FS Investment Corp.	4.000%	7/15/19	3,775	3,813
	FS Investment Corp.	4.750%	5/15/22	2,184	2,236
	GATX Corp.	2.375%	7/30/18	4,560	4,578
	GATX Corp.	2.500%	3/15/19	1,155	1,164
	GATX Corp.	2.500%	7/30/19	2,500	2,515
	GATX Corp.	4.850%	6/1/21	125	136
	GATX Corp.	3.250%	3/30/25	4,970	4,870
	GATX Corp.	3.250%	9/15/26	3,100	2,997
	GATX Corp.	3.850%	3/30/27	11,000	11,070
	GATX Corp.	5.200%	3/15/44	875	937
	GATX Corp.	4.500%	3/30/45	1,952	1,845
	GE Capital International Funding Co.	2.342%	11/15/20	97,336	98,161
	GE Capital International Funding Co.	3.373%	11/15/25	22,149	22,904
	GE Capital International Funding Co.	4.418%	11/15/35	118,862	129,133
	HSBC Finance Corp.	6.676%	1/15/21	35,653	40,148
8	International Lease Finance Corp.	7.125%	9/1/18	12,697	13,427
	International Lease Finance Corp.	5.875%	4/1/19	7,187	7,636
	International Lease Finance Corp.	6.250%	5/15/19	9,840	10,553
	International Lease Finance Corp.	8.250%	12/15/20	13,670	16,096
	International Lease Finance Corp.	4.625%	4/15/21	5,745	6,111
	International Lease Finance Corp.	8.625%	1/15/22	6,510	8,007

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Lease Finance Corp.	5.875%	8/15/22	9,431	10,657
	Prospect Capital Corp.	5.000%	7/15/19	3,625	3,713
	Prospect Capital Corp.	5.875%	3/15/23	1,860	1,918
	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	1,689	2,555
	AEGON Funding Co. LLC	5.750%	12/15/20	9,350	10,204
	Aetna Inc.	2.200%	3/15/19	3,580	3,597
	Aetna Inc.	4.125%	6/1/21	375	396
	Aetna Inc.	2.750%	11/15/22	9,300	9,314
	Aetna Inc.	2.800%	6/15/23	12,950	12,895
	Aetna Inc.	3.500%	11/15/24	11,451	11,765
	Aetna Inc.	6.625%	6/15/36	8,161	10,984
	Aetna Inc.	6.750%	12/15/37	3,157	4,344
	Aetna Inc.	4.500%	5/15/42	4,112	4,419
	Aetna Inc.	4.125%	11/15/42	2,203	2,239
	Aetna Inc.	4.750%	3/15/44	3,475	3,888
	Aflac Inc.	2.400%	3/16/20	12,856	12,987
	Aflac Inc.	4.000%	2/15/22	1,150	1,226
	Aflac Inc.	3.625%	6/15/23	8,160	8,568
	Aflac Inc.	3.625%	11/15/24	125	131
	Aflac Inc.	3.250%	3/17/25	4,500	4,564
	Aflac Inc.	2.875%	10/15/26	6,100	5,918
	Aflac Inc.	4.000%	10/15/46	2,650	2,609
	Alleghany Corp.	5.625%	9/15/20	3,450	3,779
	Alleghany Corp.	4.950%	6/27/22	2,370	2,590
	Alleghany Corp.	4.900%	9/15/44	8,027	8,421
	Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	1,850	1,950
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	10,501	10,672
	Allstate Corp.	7.450%	5/16/19	500	547
	Allstate Corp.	3.150%	6/15/23	9,750	10,006
	Allstate Corp.	3.280%	12/15/26	5,400	5,488
	Allstate Corp.	5.350%	6/1/33	1,579	1,836
	Allstate Corp.	5.550%	5/9/35	2,906	3,517
	Allstate Corp.	5.950%	4/1/36	28	36
	Allstate Corp.	4.500%	6/15/43	10,137	11,102
	Allstate Corp.	4.200%	12/15/46	7,095	7,437
5	Allstate Corp.	5.750%	8/15/53	7,645	8,381
5	Allstate Corp.	6.500%	5/15/67	4,140	4,854
	Alterra Finance LLC	6.250%	9/30/20	735	818
	American Financial Group Inc.	9.875%	6/15/19	8,129	9,287
	American Financial Group Inc.	3.500%	8/15/26	2,200	2,181
	American Financial Group Inc.	4.500%	6/15/47	3,600	3,658
	American International Group Inc.	2.300%	7/16/19	12,937	13,009
	American International Group Inc.	3.375%	8/15/20	15,175	15,694
	American International Group Inc.	6.400%	12/15/20	27,688	31,346
	American International Group Inc.	4.875%	6/1/22	15,523	17,020
	American International Group Inc.	4.125%	2/15/24	14,590	15,397
	American International Group Inc.	3.750%	7/10/25	700	716
	American International Group Inc.	3.900%	4/1/26	4,970	5,100
	American International Group Inc.	3.875%	1/15/35	10,225	9,949
	American International Group Inc.	4.700%	7/10/35	4,995	5,339
	American International Group Inc.	6.250%	5/1/36	9,470	11,861
	American International Group Inc.	4.500%	7/16/44	25,853	26,450
	American International Group Inc.	4.800%	7/10/45	915	980
	American International Group Inc.	4.375%	1/15/55	9,280	8,875
5	American International Group Inc.	8.175%	5/15/68	5,725	7,714
	Anthem Inc.	7.000%	2/15/19	875	942
	Anthem Inc.	2.250%	8/15/19	8,395	8,430
	Anthem Inc.	4.350%	8/15/20	6,475	6,875
	Anthem Inc.	3.700%	8/15/21	6,630	6,921
	Anthem Inc.	3.125%	5/15/22	7,340	7,505
	Anthem Inc.	3.300%	1/15/23	11,220	11,500
	Anthem Inc.	3.500%	8/15/24	10,059	10,340

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anthem Inc.	5.950%	12/15/34	7,525	9,108
	Anthem Inc.	5.850%	1/15/36	6,685	8,073
	Anthem Inc.	6.375%	6/15/37	6,103	7,843
	Anthem Inc.	4.625%	5/15/42	12,797	13,687
	Anthem Inc.	4.650%	1/15/43	11,800	12,738
	Anthem Inc.	5.100%	1/15/44	5,175	5,968
	Anthem Inc.	4.650%	8/15/44	975	1,061
	Anthem Inc.	4.850%	8/15/54	3,650	3,953
	Aon Corp.	5.000%	9/30/20	6,235	6,712
	Aon Corp.	8.205%	1/1/27	319	417
	Aon Corp.	6.250%	9/30/40	4,175	5,164
	Aon plc	2.800%	3/15/21	13,425	13,393
	Aon plc	3.500%	6/14/24	6,250	6,319
	Aon plc	3.875%	12/15/25	6,873	7,111
	Aon plc	4.600%	6/14/44	7,850	8,208
	Aon plc	4.750%	5/15/45	902	975
	Arch Capital Finance LLC	4.011%	12/15/26	4,520	4,671
	Arch Capital Finance LLC	5.031%	12/15/46	6,757	7,538
	Arch Capital Group Ltd.	7.350%	5/1/34	4,510	6,130
	Arch Capital Group US Inc.	5.144%	11/1/43	625	704
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	11,065	11,610
	Assurant Inc.	4.000%	3/15/23	7,925	8,165
	Assurant Inc.	6.750%	2/15/34	6,650	8,112
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,473	2,643
	AXA SA	8.600%	12/15/30	15,171	21,393
	AXIS Specialty Finance LLC	5.875%	6/1/20	18,950	20,686
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,989	6,021
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	11,150	11,164
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	1,500	1,486
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	13,846	14,302
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	3,097	3,333
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	21,775	22,453
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	8,290	10,645
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	4,925	5,370
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,775	5,156
	Berkshire Hathaway Inc.	1.150%	8/15/18	2,300	2,291
	Berkshire Hathaway Inc.	2.100%	8/14/19	11,675	11,775
	Berkshire Hathaway Inc.	2.200%	3/15/21	5,716	5,751
	Berkshire Hathaway Inc.	3.750%	8/15/21	2,952	3,142
	Berkshire Hathaway Inc.	3.400%	1/31/22	1,630	1,714
	Berkshire Hathaway Inc.	3.000%	2/11/23	3,806	3,895
	Berkshire Hathaway Inc.	2.750%	3/15/23	25,874	26,217
	Berkshire Hathaway Inc.	3.125%	3/15/26	42,052	42,482
	Berkshire Hathaway Inc.	4.500%	2/11/43	9,984	11,013
8	Brighthouse Financial Inc.	3.700%	6/22/27	11,885	11,758
8	Brighthouse Financial Inc.	4.700%	6/22/47	15,150	14,954
	Brown & Brown Inc.	4.200%	9/15/24	4,990	5,204
	Chubb Corp.	6.000%	5/11/37	4,485	5,857
	Chubb Corp.	6.500%	5/15/38	2,141	2,948
	Chubb INA Holdings Inc.	5.900%	6/15/19	3,025	3,252
	Chubb INA Holdings Inc.	2.300%	11/3/20	7,000	7,043
	Chubb INA Holdings Inc.	2.875%	11/3/22	24,066	24,491
	Chubb INA Holdings Inc.	2.700%	3/13/23	9,473	9,498
	Chubb INA Holdings Inc.	3.350%	5/15/24	4,999	5,176
	Chubb INA Holdings Inc.	3.150%	3/15/25	7,606	7,731
	Chubb INA Holdings Inc.	3.350%	5/3/26	12,275	12,625
	Chubb INA Holdings Inc.	6.700%	5/15/36	440	611
	Chubb INA Holdings Inc.	4.150%	3/13/43	4,908	5,219
	Chubb INA Holdings Inc.	4.350%	11/3/45	14,425	15,852
	Cigna Corp.	5.125%	6/15/20	8,114	8,799
	Cigna Corp.	4.375%	12/15/20	8,571	9,124
	Cigna Corp.	4.500%	3/15/21	1,050	1,122
	Cigna Corp.	4.000%	2/15/22	10,215	10,783
	Cigna Corp.	3.250%	4/15/25	8,875	8,899

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cigna Corp.	7.875%	5/15/27	1,325	1,777
	Cigna Corp.	6.150%	11/15/36	4,443	5,636
	Cigna Corp.	5.875%	3/15/41	2,725	3,386
	Cigna Corp.	5.375%	2/15/42	796	958
	Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,619
	Cincinnati Financial Corp.	6.125%	11/1/34	1,870	2,293
	CNA Financial Corp.	7.350%	11/15/19	9,475	10,589
	CNA Financial Corp.	5.875%	8/15/20	5,820	6,406
	CNA Financial Corp.	5.750%	8/15/21	4,118	4,592
	CNA Financial Corp.	3.950%	5/15/24	100	104
	CNA Financial Corp.	4.500%	3/1/26	1,850	1,983
	Coventry Health Care Inc.	5.450%	6/15/21	9,745	10,733
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	7,250	8,785
	Enstar Group Ltd.	4.500%	3/10/22	2,382	2,456
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	4,500	4,634
	Fidelity National Financial Inc.	5.500%	9/1/22	500	531
	First American Financial Corp.	4.600%	11/15/24	5,075	5,116
	Hanover Insurance Group Inc.	4.500%	4/15/26	4,400	4,564
	Hartford Financial Services Group Inc.	6.000%	1/15/19	3,309	3,500
	Hartford Financial Services Group Inc.	5.125%	4/15/22	7,055	7,807
	Hartford Financial Services Group Inc.	5.950%	10/15/36	3,595	4,371
	Hartford Financial Services Group Inc.	6.100%	10/1/41	3,156	3,993
	Hartford Financial Services Group Inc.	4.300%	4/15/43	6,390	6,457
	Humana Inc.	6.300%	8/1/18	705	738
	Humana Inc.	2.625%	10/1/19	2,100	2,118
	Humana Inc.	3.150%	12/1/22	6,360	6,474
	Humana Inc.	3.850%	10/1/24	9,265	9,645
	Humana Inc.	3.950%	3/15/27	5,000	5,179
	Humana Inc.	4.625%	12/1/42	4,128	4,412
	Humana Inc.	4.950%	10/1/44	1,782	1,994
	Humana Inc.	4.800%	3/15/47	3,425	3,801
	Lincoln National Corp.	8.750%	7/1/19	305	343
	Lincoln National Corp.	6.250%	2/15/20	1,268	1,393
	Lincoln National Corp.	4.200%	3/15/22	5,615	5,984
	Lincoln National Corp.	4.000%	9/1/23	4,905	5,176
	Lincoln National Corp.	3.350%	3/9/25	3,097	3,105
	Lincoln National Corp.	3.625%	12/12/26	8,625	8,697
	Lincoln National Corp.	6.150%	4/7/36	3,581	4,353
	Lincoln National Corp.	6.300%	10/9/37	3,493	4,305
	Lincoln National Corp.	7.000%	6/15/40	2,980	4,006
	Loews Corp.	2.625%	5/15/23	11,175	11,077
	Loews Corp.	6.000%	2/1/35	643	787
	Loews Corp.	4.125%	5/15/43	14,352	14,177
	Manulife Financial Corp.	4.900%	9/17/20	13,034	13,998
	Manulife Financial Corp.	4.150%	3/4/26	17,997	19,071
5	Manulife Financial Corp.	4.061%	2/24/32	15,150	15,368
	Manulife Financial Corp.	5.375%	3/4/46	8,315	10,010
	Markel Corp.	4.900%	7/1/22	700	761
	Markel Corp.	5.000%	4/5/46	6,303	6,827
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	3,225	3,256
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,650	1,662
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,225	6,268
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,949	2,118
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	3,350	3,389
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	100	103
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,568	4,865
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	14,400	14,864
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	15,620	16,065
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,800	3,972
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,609	3,194
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	6,400	6,841
	Mercury General Corp.	4.400%	3/15/27	2,550	2,576
	MetLife Inc.	6.817%	8/15/18	3,915	4,132
	MetLife Inc.	7.717%	2/15/19	4,996	5,451

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MetLife Inc.	4.750%	2/8/21	10,215	11,076
	MetLife Inc.	3.048%	12/15/22	6,400	6,546
	MetLife Inc.	4.368%	9/15/23	5,435	5,935
	MetLife Inc.	3.600%	4/10/24	13,895	14,601
	MetLife Inc.	3.000%	3/1/25	13,675	13,702
	MetLife Inc.	3.600%	11/13/25	11,850	12,292
	MetLife Inc.	6.500%	12/15/32	1,350	1,740
	MetLife Inc.	6.375%	6/15/34	2,025	2,644
	MetLife Inc.	5.700%	6/15/35	10,990	13,473
	MetLife Inc.	5.875%	2/6/41	13,565	17,224
	MetLife Inc.	4.125%	8/13/42	9,600	9,770
	MetLife Inc.	4.875%	11/13/43	10,070	11,368
	MetLife Inc.	4.721%	12/15/44	9,425	10,533
	MetLife Inc.	4.050%	3/1/45	9,050	9,121
	MetLife Inc.	4.600%	5/13/46	5,655	6,225
5	MetLife Inc.	6.400%	12/15/66	19,742	22,827
5	MetLife Inc.	10.750%	8/1/69	685	1,137
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	3,250	3,513
	Munich Re America Corp.	7.450%	12/15/26	2,350	3,014
5	Nationwide Financial Services Inc.	6.750%	5/15/87	275	302
	Old Republic International Corp.	4.875%	10/1/24	11,530	12,269
	Old Republic International Corp.	3.875%	8/26/26	7,618	7,609
	PartnerRe Finance B LLC	5.500%	6/1/20	14,234	15,439
	Primerica Inc.	4.750%	7/15/22	250	269
	Principal Financial Group Inc.	3.300%	9/15/22	2,875	2,955
	Principal Financial Group Inc.	3.125%	5/15/23	3,661	3,686
	Principal Financial Group Inc.	3.400%	5/15/25	3,550	3,619
	Principal Financial Group Inc.	3.100%	11/15/26	4,852	4,801
	Principal Financial Group Inc.	4.625%	9/15/42	1,680	1,831
	Principal Financial Group Inc.	4.350%	5/15/43	843	875
	Principal Financial Group Inc.	4.300%	11/15/46	1,820	1,884
5	Principal Financial Group Inc.	4.700%	5/15/55	3,250	3,333
	Progressive Corp.	3.750%	8/23/21	10,258	10,825
	Progressive Corp.	2.450%	1/15/27	2,060	1,965
	Progressive Corp.	6.625%	3/1/29	4,600	5,950
	Progressive Corp.	6.250%	12/1/32	325	419
	Progressive Corp.	4.350%	4/25/44	3,560	3,854
	Progressive Corp.	4.125%	4/15/47	23,800	24,813
	Protective Life Corp.	7.375%	10/15/19	4,080	4,526
	Prudential Financial Inc.	2.300%	8/15/18	765	770
	Prudential Financial Inc.	7.375%	6/15/19	1,490	1,641
	Prudential Financial Inc.	2.350%	8/15/19	11,150	11,229
	Prudential Financial Inc.	5.375%	6/21/20	6,530	7,123
	Prudential Financial Inc.	4.500%	11/15/20	10,675	11,444
	Prudential Financial Inc.	4.500%	11/16/21	4,430	4,798
	Prudential Financial Inc.	3.500%	5/15/24	5,740	5,989
	Prudential Financial Inc.	5.750%	7/15/33	570	682
	Prudential Financial Inc.	5.400%	6/13/35	9,160	10,761
	Prudential Financial Inc.	5.900%	3/17/36	12,222	15,217
	Prudential Financial Inc.	5.700%	12/14/36	12,092	14,809
	Prudential Financial Inc.	6.625%	12/1/37	10,557	14,107
	Prudential Financial Inc.	6.625%	6/21/40	5,675	7,677
	Prudential Financial Inc.	6.200%	11/15/40	3,325	4,266
	Prudential Financial Inc.	5.625%	5/12/41	550	662
	Prudential Financial Inc.	5.800%	11/16/41	2,872	3,562
5	Prudential Financial Inc.	5.875%	9/15/42	12,180	13,518
5	Prudential Financial Inc.	5.625%	6/15/43	5,100	5,604
	Prudential Financial Inc.	5.100%	8/15/43	3,150	3,606
5	Prudential Financial Inc.	5.200%	3/15/44	2,415	2,560
	Prudential Financial Inc.	4.600%	5/15/44	4,420	4,844
5	Prudential Financial Inc.	5.375%	5/15/45	3,895	4,184
5	Prudential Financial Inc.	8.875%	6/15/68	705	747
	Reinsurance Group of America Inc.	5.000%	6/1/21	1,240	1,346
	Reinsurance Group of America Inc.	4.700%	9/15/23	3,575	3,874

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Reinsurance Group of America Inc.	3.950%	9/15/26	4,504	4,577
RenaissanceRe Finance Inc.	3.450%	7/1/27	2,300	2,271
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,309	1,623
Torchmark Corp.	3.800%	9/15/22	110	113
Transatlantic Holdings Inc.	8.000%	11/30/39	4,638	6,274
Travelers Cos. Inc.	5.900%	6/2/19	11,225	12,062
Travelers Cos. Inc.	3.900%	11/1/20	3,065	3,232
Travelers Cos. Inc.	6.750%	6/20/36	10	14
Travelers Cos. Inc.	6.250%	6/15/37	2,917	3,899
Travelers Cos. Inc.	5.350%	11/1/40	2,000	2,451
Travelers Cos. Inc.	4.600%	8/1/43	14,785	16,619
Travelers Cos. Inc.	3.750%	5/15/46	5,130	5,056
Travelers Cos. Inc.	4.000%	5/30/47	8,500	8,737
Travelers Property Casualty Corp.	6.375%	3/15/33	460	600
Trinity Acquisition plc	4.400%	3/15/26	500	510
UnitedHealth Group Inc.	1.900%	7/16/18	12,000	12,042
UnitedHealth Group Inc.	1.625%	3/15/19	5,035	5,015
UnitedHealth Group Inc.	2.300%	12/15/19	12,550	12,637
UnitedHealth Group Inc.	2.700%	7/15/20	14,085	14,378
UnitedHealth Group Inc.	3.875%	10/15/20	205	216
UnitedHealth Group Inc.	4.700%	2/15/21	4,925	5,314
UnitedHealth Group Inc.	2.125%	3/15/21	6,355	6,327
UnitedHealth Group Inc.	3.375%	11/15/21	2,050	2,137
UnitedHealth Group Inc.	2.875%	12/15/21	10,791	11,029
UnitedHealth Group Inc.	2.875%	3/15/22	2,521	2,576
UnitedHealth Group Inc.	3.350%	7/15/22	18,658	19,449
UnitedHealth Group Inc.	2.750%	2/15/23	10,030	10,093
UnitedHealth Group Inc.	2.875%	3/15/23	2,296	2,324
UnitedHealth Group Inc.	3.750%	7/15/25	26,348	27,709
UnitedHealth Group Inc.	3.100%	3/15/26	10,175	10,229
UnitedHealth Group Inc.	3.450%	1/15/27	1,925	1,979
UnitedHealth Group Inc.	3.375%	4/15/27	28,110	28,684
UnitedHealth Group Inc.	4.625%	7/15/35	10,926	12,305
UnitedHealth Group Inc.	5.800%	3/15/36	2,689	3,399
UnitedHealth Group Inc.	6.500%	6/15/37	1,425	1,930
UnitedHealth Group Inc.	6.625%	11/15/37	8,325	11,459
UnitedHealth Group Inc.	6.875%	2/15/38	18,693	26,444
UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,515
UnitedHealth Group Inc.	4.625%	11/15/41	9,211	10,159
UnitedHealth Group Inc.	4.375%	3/15/42	341	365
UnitedHealth Group Inc.	3.950%	10/15/42	11,481	11,661
UnitedHealth Group Inc.	4.250%	3/15/43	5,866	6,205
UnitedHealth Group Inc.	4.750%	7/15/45	16,423	18,844
UnitedHealth Group Inc.	4.200%	1/15/47	4,480	4,737
UnitedHealth Group Inc.	4.250%	4/15/47	22,225	23,739
Unum Group	5.625%	9/15/20	2,200	2,405
Unum Group	3.000%	5/15/21	3,000	3,020
Unum Group	4.000%	3/15/24	2,190	2,259
Unum Group	3.875%	11/5/25	175	177
Unum Group	5.750%	8/15/42	2,125	2,529
Voya Financial Inc.	3.650%	6/15/26	2,400	2,400
Voya Financial Inc.	5.700%	7/15/43	9,175	10,693
Voya Financial Inc.	4.800%	6/15/46	4,735	4,899
Willis North America Inc.	3.600%	5/15/24	2,750	2,778
Willis Towers Watson plc	5.750%	3/15/21	9,351	10,316
WR Berkley Corp.	5.375%	9/15/20	595	644
WR Berkley Corp.	4.625%	3/15/22	2,550	2,721
WR Berkley Corp.	4.750%	8/1/44	3,188	3,280
XLIT Ltd.	2.300%	12/15/18	3,050	3,061
XLIT Ltd.	5.750%	10/1/21	7,755	8,686
XLIT Ltd.	4.450%	3/31/25	2,850	2,944
XLIT Ltd.	6.250%	5/15/27	2,275	2,668
XLIT Ltd.	5.250%	12/15/43	7,775	8,577
XLIT Ltd.	5.500%	3/31/45	15,329	16,408

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	825	868

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	4,225	4,253
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	6,225	6,628
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	400	411
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	400	419
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	3,602	3,665
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	4,100	4,174
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	3,350	3,529
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	3,500	3,589
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,240	1,278
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,200	3,345
AvalonBay Communities Inc.	2.850%	3/15/23	6,264	6,216
AvalonBay Communities Inc.	4.200%	12/15/23	1,555	1,661
AvalonBay Communities Inc.	3.500%	11/15/24	3,325	3,401
AvalonBay Communities Inc.	3.450%	6/1/25	10,980	11,132
AvalonBay Communities Inc.	3.500%	11/15/25	600	607
AvalonBay Communities Inc.	2.950%	5/11/26	11,680	11,359
AvalonBay Communities Inc.	2.900%	10/15/26	1,475	1,427
AvalonBay Communities Inc.	3.350%	5/15/27	7,816	7,835
Boston Properties LP	3.700%	11/15/18	3,001	3,063
Boston Properties LP	5.875%	10/15/19	2,395	2,568
Boston Properties LP	5.625%	11/15/20	9,225	10,128
Boston Properties LP	4.125%	5/15/21	4,095	4,315
Boston Properties LP	3.850%	2/1/23	11,523	12,083
Boston Properties LP	3.125%	9/1/23	4,540	4,582
Boston Properties LP	3.800%	2/1/24	7,025	7,264
Boston Properties LP	3.650%	2/1/26	5,925	6,008
Boston Properties LP	2.750%	10/1/26	9,500	8,956
Brixmor Operating Partnership LP	3.875%	8/15/22	5,950	6,082
Brixmor Operating Partnership LP	3.250%	9/15/23	3,925	3,839
Brixmor Operating Partnership LP	3.650%	6/15/24	2,000	1,969
Brixmor Operating Partnership LP	3.850%	2/1/25	14,485	14,260
Brixmor Operating Partnership LP	4.125%	6/15/26	5,350	5,332
Brixmor Operating Partnership LP	3.900%	3/15/27	2,100	2,049
Camden Property Trust	2.950%	12/15/22	4,850	4,819
Care Capital Properties LP	5.125%	8/15/26	620	627
CBL & Associates LP	5.250%	12/1/23	5,300	5,171
CBL & Associates LP	4.600%	10/15/24	5,100	4,715
CBL & Associates LP	5.950%	12/15/26	500	496
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,025	3,071
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	10,925	10,586
Corporate Office Properties LP	3.700%	6/15/21	3,925	4,013
Corporate Office Properties LP	3.600%	5/15/23	7,931	7,869
CubeSmart LP	4.375%	12/15/23	7,400	7,815
CubeSmart LP	4.000%	11/15/25	2,265	2,286
CubeSmart LP	3.125%	9/1/26	2,675	2,548
DCT Industrial Operating Partnership LP	4.500%	10/15/23	4,125	4,339
DDR Corp.	7.875%	9/1/20	11,080	12,662
DDR Corp.	3.500%	1/15/21	11,105	11,238
DDR Corp.	4.625%	7/15/22	9,440	9,873
DDR Corp.	3.375%	5/15/23	5,250	5,086
DDR Corp.	3.625%	2/1/25	9,630	9,183
DDR Corp.	4.250%	2/1/26	2,640	2,559
DDR Corp.	4.700%	6/1/27	12,525	12,534
Digital Realty Trust LP	5.875%	2/1/20	2,175	2,350
Digital Realty Trust LP	3.400%	10/1/20	5,600	5,750
Digital Realty Trust LP	5.250%	3/15/21	9,190	9,938

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Digital Realty Trust LP	3.950%	7/1/22	11,850	12,397
Digital Realty Trust LP	4.750%	10/1/25	6,050	6,497
Duke Realty LP	4.375%	6/15/22	100	106
Duke Realty LP	3.875%	10/15/22	1,223	1,276
Duke Realty LP	3.625%	4/15/23	748	765
Duke Realty LP	3.750%	12/1/24	2,325	2,387
Duke Realty LP	3.250%	6/30/26	5,500	5,399
EPR Properties	5.750%	8/15/22	1,350	1,492
EPR Properties	5.250%	7/15/23	1,575	1,679
EPR Properties	4.500%	4/1/25	7,025	7,089
EPR Properties	4.750%	12/15/26	4,000	4,107
ERP Operating LP	2.375%	7/1/19	1,370	1,376
ERP Operating LP	4.750%	7/15/20	3,085	3,287
ERP Operating LP	4.625%	12/15/21	6,936	7,489
ERP Operating LP	3.000%	4/15/23	2,603	2,600
ERP Operating LP	3.375%	6/1/25	750	752
ERP Operating LP	2.850%	11/1/26	5,325	5,121
ERP Operating LP	4.500%	7/1/44	7,555	8,055
Essex Portfolio LP	5.200%	3/15/21	2,825	3,055
Essex Portfolio LP	3.250%	5/1/23	3,305	3,316
Essex Portfolio LP	3.500%	4/1/25	10,937	10,929
Essex Portfolio LP	3.375%	4/15/26	6,450	6,332
Federal Realty Investment Trust	2.750%	6/1/23	2,685	2,607
Federal Realty Investment Trust	3.250%	7/15/27	2,000	1,961
Federal Realty Investment Trust	4.500%	12/1/44	14,400	15,021
HCP Inc.	3.750%	2/1/19	8,300	8,475
HCP Inc.	2.625%	2/1/20	1,148	1,156
HCP Inc.	5.375%	2/1/21	2,772	3,025
HCP Inc.	3.150%	8/1/22	3,415	3,431
HCP Inc.	4.000%	12/1/22	27,250	28,463
HCP Inc.	4.250%	11/15/23	4,302	4,510
HCP Inc.	4.200%	3/1/24	3,450	3,582
HCP Inc.	3.875%	8/15/24	4,635	4,717
HCP Inc.	3.400%	2/1/25	1,675	1,644
HCP Inc.	4.000%	6/1/25	965	985
HCP Inc.	6.750%	2/1/41	480	618
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,575	2,820
Healthcare Trust of America Holdings LP	3.375%	7/15/21	3,840	3,922
Healthcare Trust of America Holdings LP	2.950%	7/1/22	3,000	2,993
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,500	1,530
Healthcare Trust of America Holdings LP	3.500%	8/1/26	6,050	5,894
Healthcare Trust of America Holdings LP	3.750%	7/1/27	2,350	2,335
Highwoods Realty LP	3.200%	6/15/21	13,850	13,974
Highwoods Realty LP	3.625%	1/15/23	100	101
Highwoods Realty LP	3.875%	3/1/27	5,900	5,888
Hospitality Properties Trust	5.000%	8/15/22	2,430	2,605
Hospitality Properties Trust	4.500%	6/15/23	8,147	8,519
Hospitality Properties Trust	4.650%	3/15/24	3,441	3,567
Hospitality Properties Trust	4.500%	3/15/25	650	667
Hospitality Properties Trust	5.250%	2/15/26	2,740	2,891
Hospitality Properties Trust	4.950%	2/15/27	3,625	3,774
Host Hotels & Resorts LP	6.000%	10/1/21	10,550	11,760
Host Hotels & Resorts LP	5.250%	3/15/22	4,890	5,310
Host Hotels & Resorts LP	4.750%	3/1/23	1,100	1,176
Host Hotels & Resorts LP	3.750%	10/15/23	6,100	6,192
Host Hotels & Resorts LP	3.875%	4/1/24	4,600	4,677
Host Hotels & Resorts LP	4.000%	6/15/25	1,300	1,321
Kilroy Realty LP	4.800%	7/15/18	11,600	11,859
Kilroy Realty LP	3.800%	1/15/23	3,200	3,298
Kilroy Realty LP	4.250%	8/15/29	550	559
Kimco Realty Corp.	6.875%	10/1/19	5,682	6,248
Kimco Realty Corp.	3.200%	5/1/21	3,515	3,572
Kimco Realty Corp.	3.125%	6/1/23	3,300	3,266
Kimco Realty Corp.	2.700%	3/1/24	200	191

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimco Realty Corp.	2.800%	10/1/26	4,350	4,030
Kimco Realty Corp.	3.800%	4/1/27	4,200	4,203
Kimco Realty Corp.	4.125%	12/1/46	485	453
Kite Realty Group LP	4.000%	10/1/26	10,700	10,128
Liberty Property LP	4.750%	10/1/20	1,080	1,142
Liberty Property LP	3.375%	6/15/23	1,250	1,254
Liberty Property LP	4.400%	2/15/24	10,800	11,414
Liberty Property LP	3.750%	4/1/25	6,400	6,499
Liberty Property LP	3.250%	10/1/26	1,625	1,571
LifeStorage LP	3.500%	7/1/26	19,950	19,101
Mack-Cali Realty LP	4.500%	4/18/22	3,550	3,625
Mack-Cali Realty LP	3.150%	5/15/23	2,000	1,889
Mid-America Apartments LP	4.300%	10/15/23	12,300	13,014
Mid-America Apartments LP	3.750%	6/15/24	3,985	4,085
Mid-America Apartments LP	3.600%	6/1/27	5,800	5,776
National Retail Properties Inc.	5.500%	7/15/21	2,000	2,195
National Retail Properties Inc.	3.800%	10/15/22	3,400	3,535
National Retail Properties Inc.	3.300%	4/15/23	2,999	3,024
National Retail Properties Inc.	3.900%	6/15/24	3,000	3,071
National Retail Properties Inc.	3.600%	12/15/26	2,425	2,392
Omega Healthcare Investors Inc.	4.375%	8/1/23	20,750	21,347
Omega Healthcare Investors Inc.	4.950%	4/1/24	3,875	4,059
Omega Healthcare Investors Inc.	4.500%	1/15/25	3,050	3,096
Omega Healthcare Investors Inc.	5.250%	1/15/26	5,792	6,168
Omega Healthcare Investors Inc.	4.500%	4/1/27	23,503	23,562
Omega Healthcare Investors Inc.	4.750%	1/15/28	4,875	4,899
Physicians Realty LP	4.300%	3/15/27	5,900	5,998
Piedmont Operating Partnership LP	3.400%	6/1/23	1,662	1,622
Piedmont Operating Partnership LP	4.450%	3/15/24	4,225	4,333
ProLogis LP	3.350%	2/1/21	1,840	1,896
ProLogis LP	4.250%	8/15/23	5,120	5,526
Realty Income Corp.	6.750%	8/15/19	8,827	9,641
Realty Income Corp.	3.875%	7/15/24	3,700	3,802
Realty Income Corp.	4.125%	10/15/26	11,425	11,794
Realty Income Corp.	3.000%	1/15/27	2,975	2,811
Realty Income Corp.	4.650%	3/15/47	9,975	10,381
Regency Centers LP	3.750%	11/15/22	1,600	1,655
Regency Centers LP	3.600%	2/1/27	3,100	3,090
Regency Centers LP	4.400%	2/1/47	5,350	5,348
Select Income REIT	3.600%	2/1/20	206	208
Select Income REIT	4.150%	2/1/22	4,000	4,030
Select Income REIT	4.500%	2/1/25	9,475	9,469
Senior Housing Properties Trust	3.250%	5/1/19	10,240	10,338
Simon Property Group LP	2.200%	2/1/19	1,950	1,962
Simon Property Group LP	2.500%	9/1/20	800	801
Simon Property Group LP	4.375%	3/1/21	8,445	8,986
Simon Property Group LP	2.500%	7/15/21	7,210	7,210
Simon Property Group LP	4.125%	12/1/21	10,333	10,989
Simon Property Group LP	2.350%	1/30/22	6,250	6,186
Simon Property Group LP	3.375%	3/15/22	2,925	3,013
Simon Property Group LP	2.625%	6/15/22	7,500	7,526
Simon Property Group LP	2.750%	2/1/23	6,200	6,166
Simon Property Group LP	3.750%	2/1/24	6,014	6,255
Simon Property Group LP	3.375%	10/1/24	397	403
Simon Property Group LP	3.500%	9/1/25	3,640	3,686
Simon Property Group LP	3.300%	1/15/26	8,019	8,019
Simon Property Group LP	3.250%	11/30/26	2,375	2,367
Simon Property Group LP	3.375%	6/15/27	15,175	15,117
Simon Property Group LP	6.750%	2/1/40	11,543	15,414
Simon Property Group LP	4.750%	3/15/42	1,571	1,670
Simon Property Group LP	4.250%	10/1/44	160	160
Simon Property Group LP	4.250%	11/30/46	9,750	9,697
Tanger Properties LP	3.750%	12/1/24	1,325	1,324
Tanger Properties LP	3.125%	9/1/26	6,100	5,681

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tanger Properties LP	3.875%	7/15/27	10,050	9,939
UDR Inc.	3.700%	10/1/20	6,800	6,998
UDR Inc.	4.625%	1/10/22	11,695	12,467
UDR Inc.	2.950%	9/1/26	8,300	7,876
UDR Inc.	3.500%	7/1/27	3,000	2,958
Ventas Realty LP	3.100%	1/15/23	14,975	15,065
Ventas Realty LP	3.125%	6/15/23	1,150	1,144
Ventas Realty LP	3.750%	5/1/24	2,000	2,035
Ventas Realty LP	3.500%	2/1/25	2,900	2,883
Ventas Realty LP	4.125%	1/15/26	1,015	1,044
Ventas Realty LP	3.250%	10/15/26	800	771
Ventas Realty LP	3.850%	4/1/27	3,875	3,897
Ventas Realty LP	5.700%	9/30/43	4,525	5,261
Ventas Realty LP	4.375%	2/1/45	6,730	6,627
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	100	103
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	5,675	5,721
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,825	5,169
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,892	1,996
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	10,463	10,592
VEREIT Operating Partnership LP	3.000%	2/6/19	500	506
VEREIT Operating Partnership LP	4.125%	6/1/21	200	208
VEREIT Operating Partnership LP	4.600%	2/6/24	5,375	5,590
VEREIT Operating Partnership LP	4.875%	6/1/26	3,160	3,334
Vornado Realty LP	2.500%	6/30/19	8,625	8,694
Vornado Realty LP	5.000%	1/15/22	200	217
Washington Prime Group LP	3.850%	4/1/20	4,525	4,562
Washington REIT	4.950%	10/1/20	825	869
Washington REIT	3.950%	10/15/22	1,900	1,925
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,291
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,944
Weingarten Realty Investors	4.450%	1/15/24	450	472
Welltower Inc.	4.125%	4/1/19	6,055	6,247
Welltower Inc.	4.950%	1/15/21	7,680	8,239
Welltower Inc.	5.250%	1/15/22	8,184	8,969
Welltower Inc.	3.750%	3/15/23	4,800	4,967
Welltower Inc.	4.500%	1/15/24	250	265
Welltower Inc.	4.000%	6/1/25	17,247	17,837
Welltower Inc.	4.250%	4/1/26	6,956	7,281
Welltower Inc.	6.500%	3/15/41	4,987	6,259
Welltower Inc.	5.125%	3/15/43	1,260	1,361
WP Carey Inc.	4.600%	4/1/24	6,201	6,411
WP Carey Inc.	4.000%	2/1/25	1,800	1,802
WP Carey Inc.	4.250%	10/1/26	3,500	3,537
				16,011,877
Industrial (17.1%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	7,095	7,557
Agrium Inc.	3.150%	10/1/22	3,921	4,005
Agrium Inc.	3.500%	6/1/23	15,550	15,969
Agrium Inc.	3.375%	3/15/25	7,125	7,113
Agrium Inc.	4.125%	3/15/35	6,750	6,661
Agrium Inc.	6.125%	1/15/41	7,293	8,927
Agrium Inc.	4.900%	6/1/43	3,200	3,466
Agrium Inc.	5.250%	1/15/45	11,292	12,831
Air Products & Chemicals Inc.	3.000%	11/3/21	4,425	4,563
Air Products & Chemicals Inc.	2.750%	2/3/23	7,145	7,186
Air Products & Chemicals Inc.	3.350%	7/31/24	6,300	6,516
Airgas Inc.	3.050%	8/1/20	8,200	8,317
Airgas Inc.	3.650%	7/15/24	7,000	7,237
Albemarle Corp.	4.150%	12/1/24	4,995	5,245
Albemarle Corp.	5.450%	12/1/44	5,375	6,256
Barrick Gold Corp.	4.100%	5/1/23	6,745	7,280
Barrick Gold Corp.	5.250%	4/1/42	8,214	9,297

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barrick North America Finance LLC	4.400%	5/30/21	3,070	3,313
Barrick North America Finance LLC	5.700%	5/30/41	12,503	14,846
Barrick North America Finance LLC	5.750%	5/1/43	8,160	9,933
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	17,333	20,995
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	13,958	14,211
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	4,546	4,833
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	11,833	12,135
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	25,928	29,922
Braskem Finance Ltd.	6.450%	2/3/24	850	911
Cabot Corp.	3.700%	7/15/22	1,125	1,157
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,340
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,300	3,498
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	7,363	7,651
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	1,500	1,540
Domtar Corp.	6.750%	2/15/44	4,900	5,322
Dow Chemical Co.	8.550%	5/15/19	32,421	36,347
Dow Chemical Co.	4.250%	11/15/20	19,620	20,833
Dow Chemical Co.	4.125%	11/15/21	2,882	3,060
Dow Chemical Co.	3.000%	11/15/22	22,180	22,600
Dow Chemical Co.	3.500%	10/1/24	3,600	3,702
Dow Chemical Co.	7.375%	11/1/29	2,848	3,825
Dow Chemical Co.	4.250%	10/1/34	8,236	8,509
Dow Chemical Co.	9.400%	5/15/39	13,368	22,440
Dow Chemical Co.	5.250%	11/15/41	8,632	9,916
Dow Chemical Co.	4.375%	11/15/42	8,057	8,336
Dow Chemical Co.	4.625%	10/1/44	2,815	3,002
Eastman Chemical Co.	5.500%	11/15/19	4,771	5,122
Eastman Chemical Co.	2.700%	1/15/20	14,380	14,568
Eastman Chemical Co.	4.500%	1/15/21	53	56
Eastman Chemical Co.	3.600%	8/15/22	6,459	6,701
Eastman Chemical Co.	3.800%	3/15/25	1,889	1,941
Eastman Chemical Co.	4.800%	9/1/42	7,249	7,753
Eastman Chemical Co.	4.650%	10/15/44	4,675	4,957
Ecolab Inc.	2.000%	1/14/19	4,150	4,165
Ecolab Inc.	2.250%	1/12/20	3,243	3,264
Ecolab Inc.	4.350%	12/8/21	4,715	5,097
Ecolab Inc.	3.250%	1/14/23	4,575	4,704
Ecolab Inc.	2.700%	11/1/26	6,250	6,014
Ecolab Inc.	5.500%	12/8/41	9,791	11,993
EI du Pont de Nemours & Co.	6.000%	7/15/18	10,080	10,530
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,252	5,570
EI du Pont de Nemours & Co.	2.200%	5/1/20	6,650	6,676
EI du Pont de Nemours & Co.	3.625%	1/15/21	15,225	15,910
EI du Pont de Nemours & Co.	4.250%	4/1/21	3,255	3,479
EI du Pont de Nemours & Co.	2.800%	2/15/23	15,785	15,876
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,100	1,371
EI du Pont de Nemours & Co.	4.900%	1/15/41	13,473	15,063
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,450	2,492
Fibria Overseas Finance Ltd.	5.250%	5/12/24	350	367
FMC Corp.	3.950%	2/1/22	1,675	1,719
FMC Corp.	4.100%	2/1/24	11,210	11,595
Georgia-Pacific LLC	8.000%	1/15/24	7,279	9,332
Georgia-Pacific LLC	7.375%	12/1/25	5,750	7,302
Georgia-Pacific LLC	7.750%	11/15/29	3,318	4,585
Georgia-Pacific LLC	8.875%	5/15/31	4,665	7,171
Goldcorp Inc.	3.625%	6/9/21	2,000	2,070
Goldcorp Inc.	3.700%	3/15/23	10,300	10,680
Goldcorp Inc.	5.450%	6/9/44	6,855	7,611
HB Fuller Co.	4.000%	2/15/27	5,000	5,100
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,285	1,306
International Flavors & Fragrances Inc.	4.375%	6/1/47	6,600	6,747
International Paper Co.	7.500%	8/15/21	13,210	15,638
International Paper Co.	3.650%	6/15/24	7,681	7,919
International Paper Co.	3.800%	1/15/26	1,800	1,849

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	3.000%	2/15/27	18,375	17,688
International Paper Co.	5.000%	9/15/35	3,925	4,325
International Paper Co.	7.300%	11/15/39	4,268	5,813
International Paper Co.	6.000%	11/15/41	2,250	2,749
International Paper Co.	4.800%	6/15/44	15,035	15,972
International Paper Co.	5.150%	5/15/46	12,252	13,675
International Paper Co.	4.400%	8/15/47	14,580	14,671
Lubrizol Corp.	8.875%	2/1/19	2,875	3,162
Lubrizol Corp.	6.500%	10/1/34	6,025	8,057
LYB International Finance BV	4.000%	7/15/23	3,675	3,876
LYB International Finance BV	5.250%	7/15/43	1,887	2,090
LYB International Finance BV	4.875%	3/15/44	14,530	15,508
LYB International Finance II BV	3.500%	3/2/27	9,750	9,665
LyondellBasell Industries NV	5.000%	4/15/19	11,091	11,574
LyondellBasell Industries NV	6.000%	11/15/21	19,000	21,494
LyondellBasell Industries NV	5.750%	4/15/24	6,050	6,942
LyondellBasell Industries NV	4.625%	2/26/55	11,932	11,708
Meadwestvaco Corp.	7.950%	2/15/31	5,253	7,332
Methanex Corp.	3.250%	12/15/19	7,850	7,893
Methanex Corp.	4.250%	12/1/24	365	359
Methanex Corp.	5.650%	12/1/44	3,700	3,516
Monsanto Co.	2.125%	7/15/19	4,400	4,409
Monsanto Co.	2.750%	7/15/21	13,810	13,937
Monsanto Co.	2.200%	7/15/22	7,580	7,351
Monsanto Co.	3.375%	7/15/24	500	507
Monsanto Co.	2.850%	4/15/25	2,800	2,705
Monsanto Co.	5.500%	8/15/25	2,353	2,683
Monsanto Co.	4.200%	7/15/34	9,025	9,199
Monsanto Co.	3.600%	7/15/42	6,341	5,600
Monsanto Co.	4.650%	11/15/43	1,850	1,942
Monsanto Co.	3.950%	4/15/45	14,500	13,766
Monsanto Co.	4.700%	7/15/64	10,085	10,176
Mosaic Co.	3.750%	11/15/21	7,860	8,125
Mosaic Co.	4.250%	11/15/23	12,782	13,467
Mosaic Co.	5.450%	11/15/33	3,054	3,244
Mosaic Co.	4.875%	11/15/41	1,568	1,471
Mosaic Co.	5.625%	11/15/43	3,981	4,071
Newmont Mining Corp.	5.125%	10/1/19	2,045	2,174
Newmont Mining Corp.	3.500%	3/15/22	350	363
Newmont Mining Corp.	5.875%	4/1/35	2,155	2,511
Newmont Mining Corp.	6.250%	10/1/39	10,824	13,324
Newmont Mining Corp.	4.875%	3/15/42	9,108	9,638
Nucor Corp.	4.125%	9/15/22	382	408
Nucor Corp.	4.000%	8/1/23	10,795	11,422
Nucor Corp.	6.400%	12/1/37	10,488	13,659
Nucor Corp.	5.200%	8/1/43	13,250	15,565
Packaging Corp. of America	3.900%	6/15/22	6,015	6,293
Packaging Corp. of America	4.500%	11/1/23	18,870	20,321
Packaging Corp. of America	3.650%	9/15/24	4,825	4,910
Placer Dome Inc.	6.450%	10/15/35	2,175	2,587
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,290	1,370
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,078	7,506
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	5,375	5,456
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	9,096	8,828
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	5,850	6,017
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	775	923
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,743	5,577
PPG Industries Inc.	2.300%	11/15/19	10,043	10,101
PPG Industries Inc.	3.600%	11/15/20	4,850	5,058
Praxair Inc.	1.250%	11/7/18	300	298
Praxair Inc.	4.500%	8/15/19	2,590	2,731
Praxair Inc.	2.250%	9/24/20	1,750	1,759
Praxair Inc.	3.000%	9/1/21	5,970	6,128
Praxair Inc.	2.450%	2/15/22	20,015	20,060

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Praxair Inc.	2.200%	8/15/22	5,569	5,500
	Praxair Inc.	2.650%	2/5/25	4,675	4,618
	Praxair Inc.	3.200%	1/30/26	4,850	4,945
	Praxair Inc.	3.550%	11/7/42	2,250	2,183
	Rayonier Inc.	3.750%	4/1/22	2,875	2,902
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,790	1,891
	Rio Tinto Alcan Inc.	5.750%	6/1/35	9,604	11,341
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,375	4,654
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,739	6,047
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	42,415	44,647
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	7,209	9,543
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	13,181	15,494
	Rio Tinto Finance USA plc	3.500%	3/22/22	903	944
	Rio Tinto Finance USA plc	2.875%	8/21/22	1,868	1,893
	Rio Tinto Finance USA plc	4.750%	3/22/42	4,618	5,141
	Rio Tinto Finance USA plc	4.125%	8/21/42	9,420	9,648
	Rohm & Haas Co.	7.850%	7/15/29	2,965	4,105
	RPM International Inc.	6.125%	10/15/19	2,793	3,029
	RPM International Inc.	3.450%	11/15/22	4,585	4,682
	RPM International Inc.	3.750%	3/15/27	4,250	4,308
	RPM International Inc.	5.250%	6/1/45	3,742	4,203
8	Sherwin-Williams Co.	7.250%	6/15/19	675	742
	Sherwin-Williams Co.	2.250%	5/15/20	3,400	3,407
8	Sherwin-Williams Co.	4.200%	1/15/22	1,000	1,060
	Sherwin-Williams Co.	2.750%	6/1/22	5,000	4,993
	Sherwin-Williams Co.	3.125%	6/1/24	1,200	1,206
	Sherwin-Williams Co.	3.450%	8/1/25	9,300	9,431
8	Sherwin-Williams Co.	3.950%	1/15/26	8,700	9,168
	Sherwin-Williams Co.	3.450%	6/1/27	3,200	3,221
	Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,922
	Sherwin-Williams Co.	4.550%	8/1/45	3,044	3,192
	Sherwin-Williams Co.	4.500%	6/1/47	3,000	3,151
	Southern Copper Corp.	5.375%	4/16/20	1,138	1,231
	Southern Copper Corp.	3.500%	11/8/22	8,000	8,149
	Southern Copper Corp.	3.875%	4/23/25	1,225	1,256
	Southern Copper Corp.	7.500%	7/27/35	5,344	6,598
	Southern Copper Corp.	6.750%	4/16/40	2,565	2,956
	Southern Copper Corp.	5.250%	11/8/42	16,320	16,315
	Southern Copper Corp.	5.875%	4/23/45	32,250	34,527
	Syngenta Finance NV	3.125%	3/28/22	4,100	4,044
	Syngenta Finance NV	4.375%	3/28/42	2,675	2,348
	Vale Canada Ltd.	7.200%	9/15/32	1,475	1,572
	Vale Overseas Ltd.	5.625%	9/15/19	6,075	6,432
	Vale Overseas Ltd.	5.875%	6/10/21	44,500	47,782
	Vale Overseas Ltd.	4.375%	1/11/22	24,185	24,578
	Vale Overseas Ltd.	6.250%	8/10/26	11,500	12,420
	Vale Overseas Ltd.	8.250%	1/17/34	2,312	2,757
	Vale Overseas Ltd.	6.875%	11/21/36	14,384	15,427
	Vale Overseas Ltd.	6.875%	11/10/39	11,989	12,708
	Vale SA	5.625%	9/11/42	33,060	31,448
	Westlake Chemical Corp.	4.625%	2/15/21	10,000	10,337
	Westlake Chemical Corp.	3.600%	8/15/26	18,120	17,994
	Westlake Chemical Corp.	5.000%	8/15/46	12,300	13,039
	Westrock MWV LLC	8.200%	1/15/30	5,243	7,351
	WestRock RKT Co.	4.450%	3/1/19	9,150	9,492
	WestRock RKT Co.	3.500%	3/1/20	3,755	3,846
	WestRock RKT Co.	4.900%	3/1/22	3,450	3,758
	Weyerhaeuser Co.	7.375%	10/1/19	8,291	9,209
	Weyerhaeuser Co.	4.700%	3/15/21	3,655	3,888
	Weyerhaeuser Co.	4.625%	9/15/23	5,625	6,128
	Weyerhaeuser Co.	8.500%	1/15/25	2,350	3,074
	Weyerhaeuser Co.	7.375%	3/15/32	7,618	10,484
	Weyerhaeuser Co.	6.875%	12/15/33	2,775	3,534
	Yamana Gold Inc.	4.950%	7/15/24	2,105	2,116

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (1.4%)
3M Co.	1.375%	8/7/18	1,950	1,949
3M Co.	2.000%	8/7/20	5,215	5,246
3M Co.	1.625%	9/19/21	2,600	2,565
3M Co.	3.000%	8/7/25	2,350	2,379
3M Co.	2.250%	9/19/26	9,100	8,625
3M Co.	6.375%	2/15/28	3,650	4,704
3M Co.	5.700%	3/15/37	9,903	12,635
3M Co.	3.125%	9/19/46	4,800	4,332
ABB Finance USA Inc.	2.875%	5/8/22	3,612	3,688
ABB Finance USA Inc.	4.375%	5/8/42	1,678	1,829
Bemis Co. Inc.	3.100%	9/15/26	3,000	2,913
Boeing Capital Corp.	2.900%	8/15/18	625	633
Boeing Capital Corp.	4.700%	10/27/19	6,025	6,422
Boeing Co.	6.000%	3/15/19	665	711
Boeing Co.	4.875%	2/15/20	14,115	15,184
Boeing Co.	1.650%	10/30/20	1,555	1,538
Boeing Co.	8.750%	8/15/21	1,260	1,564
Boeing Co.	2.350%	10/30/21	9,645	9,717
Boeing Co.	2.125%	3/1/22	3,350	3,344
Boeing Co.	1.875%	6/15/23	6,800	6,549
Boeing Co.	7.950%	8/15/24	1,173	1,548
Boeing Co.	2.850%	10/30/24	7,483	7,552
Boeing Co.	2.500%	3/1/25	2,831	2,758
Boeing Co.	7.250%	6/15/25	675	869
Boeing Co.	2.600%	10/30/25	3,300	3,246
Boeing Co.	2.250%	6/15/26	1,200	1,143
Boeing Co.	2.800%	3/1/27	2,200	2,182
Boeing Co.	8.750%	9/15/31	850	1,312
Boeing Co.	6.125%	2/15/33	4,562	5,946
Boeing Co.	3.300%	3/1/35	3,950	3,805
Boeing Co.	6.625%	2/15/38	2,605	3,612
Boeing Co.	6.875%	3/15/39	2,853	4,172
Boeing Co.	5.875%	2/15/40	3,762	4,944
Boeing Co.	3.375%	6/15/46	3,800	3,672
Boeing Co.	3.650%	3/1/47	1,150	1,154
Carlisle Cos. Inc.	3.750%	11/15/22	3,205	3,185
Caterpillar Financial Services Corp.	7.050%	10/1/18	1,464	1,556
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,300	4,304
Caterpillar Financial Services Corp.	7.150%	2/15/19	22,953	24,831
Caterpillar Financial Services Corp.	1.350%	5/18/19	11,450	11,344
Caterpillar Financial Services Corp.	2.100%	6/9/19	7,125	7,154
Caterpillar Financial Services Corp.	2.250%	12/1/19	4,740	4,776
Caterpillar Financial Services Corp.	2.100%	1/10/20	5,300	5,313
Caterpillar Financial Services Corp.	2.000%	3/5/20	4,060	4,049
Caterpillar Financial Services Corp.	2.500%	11/13/20	2,950	2,979
Caterpillar Financial Services Corp.	1.700%	8/9/21	28,250	27,593
Caterpillar Financial Services Corp.	2.750%	8/20/21	3,400	3,443
Caterpillar Financial Services Corp.	1.931%	10/1/21	2,427	2,385
Caterpillar Financial Services Corp.	2.850%	6/1/22	825	838
Caterpillar Financial Services Corp.	2.400%	6/6/22	8,000	7,960
Caterpillar Financial Services Corp.	3.750%	11/24/23	3,100	3,284
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,061
Caterpillar Financial Services Corp.	3.250%	12/1/24	4,315	4,432
Caterpillar Financial Services Corp.	2.400%	8/9/26	3,250	3,121
Caterpillar Inc.	7.900%	12/15/18	475	516
Caterpillar Inc.	3.900%	5/27/21	10,730	11,403
Caterpillar Inc.	3.400%	5/15/24	19,691	20,511
Caterpillar Inc.	6.050%	8/15/36	9,072	11,751
Caterpillar Inc.	5.200%	5/27/41	9,000	10,835
Caterpillar Inc.	3.803%	8/15/42	24,973	25,136
Caterpillar Inc.	4.300%	5/15/44	10,053	10,890
Caterpillar Inc.	4.750%	5/15/64	3,575	3,990

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Crane Co.	2.750%	12/15/18	2,525	2,552
	Crane Co.	4.450%	12/15/23	7,950	8,355
	CRH America Inc.	5.750%	1/15/21	6,950	7,673
	Deere & Co.	4.375%	10/16/19	7,297	7,695
	Deere & Co.	2.600%	6/8/22	28,778	29,112
	Deere & Co.	5.375%	10/16/29	10,617	12,873
	Deere & Co.	8.100%	5/15/30	5,517	8,004
	Deere & Co.	7.125%	3/3/31	525	730
	Deere & Co.	3.900%	6/9/42	7,220	7,547
	Dover Corp.	4.300%	3/1/21	850	901
	Dover Corp.	3.150%	11/15/25	7,640	7,775
	Dover Corp.	5.375%	10/15/35	3,150	3,720
	Dover Corp.	6.600%	3/15/38	3,115	4,177
	Dover Corp.	5.375%	3/1/41	4,009	4,908
	Eaton Corp.	2.750%	11/2/22	19,030	19,153
	Eaton Corp.	4.000%	11/2/32	9,999	10,347
	Eaton Corp.	4.150%	11/2/42	837	858
	Embraer Netherlands Finance BV	5.050%	6/15/25	8,250	8,640
	Embraer Netherlands Finance BV	5.400%	2/1/27	6,850	7,141
8	Embraer Overseas Ltd.	5.696%	9/16/23	5,630	6,089
	Embraer SA	5.150%	6/15/22	1,300	1,374
	Emerson Electric Co.	5.250%	10/15/18	4,545	4,743
	Emerson Electric Co.	4.875%	10/15/19	3,595	3,827
	Emerson Electric Co.	4.250%	11/15/20	745	796
	Emerson Electric Co.	2.625%	12/1/21	15,650	15,942
	Emerson Electric Co.	2.625%	2/15/23	3,350	3,370
	Emerson Electric Co.	3.150%	6/1/25	3,900	4,004
	Emerson Electric Co.	6.000%	8/15/32	1,100	1,376
	Exelis Inc.	5.550%	10/1/21	2,400	2,667
	FLIR Systems Inc.	3.125%	6/15/21	1,600	1,612
	Flowserve Corp.	3.500%	9/15/22	16,800	17,129
	Flowserve Corp.	4.000%	11/15/23	4,225	4,381
	Fortive Corp.	1.800%	6/15/19	1,300	1,292
	Fortive Corp.	2.350%	6/15/21	11,955	11,884
	Fortive Corp.	3.150%	6/15/26	5,865	5,865
	Fortive Corp.	4.300%	6/15/46	9,475	9,856
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,430	3,479
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	4,900	5,096
	General Dynamics Corp.	3.875%	7/15/21	5,857	6,224
	General Dynamics Corp.	2.250%	11/15/22	8,965	8,894
	General Dynamics Corp.	1.875%	8/15/23	7,290	7,014
	General Dynamics Corp.	2.125%	8/15/26	4,800	4,500
	General Dynamics Corp.	3.600%	11/15/42	3,468	3,432
	General Electric Capital Corp.	5.625%	9/15/17	60	60
	General Electric Capital Corp.	6.000%	8/7/19	14,050	15,263
	General Electric Capital Corp.	2.100%	12/11/19	1,341	1,350
	General Electric Capital Corp.	5.500%	1/8/20	20,899	22,770
	General Electric Capital Corp.	2.200%	1/9/20	15,031	15,171
	General Electric Capital Corp.	5.550%	5/4/20	16,426	18,050
	General Electric Capital Corp.	4.375%	9/16/20	18,108	19,450
	General Electric Capital Corp.	4.625%	1/7/21	11,471	12,494
	General Electric Capital Corp.	5.300%	2/11/21	10,722	11,850
	General Electric Capital Corp.	4.650%	10/17/21	17,435	19,209
	General Electric Capital Corp.	3.150%	9/7/22	4,743	4,927
	General Electric Capital Corp.	3.100%	1/9/23	18,536	19,223
	General Electric Capital Corp.	6.750%	3/15/32	30,797	42,172
	General Electric Capital Corp.	7.500%	8/21/35	100	143
	General Electric Capital Corp.	6.150%	8/7/37	9,362	12,319
	General Electric Capital Corp.	5.875%	1/14/38	31,838	41,288
	General Electric Capital Corp.	6.875%	1/10/39	20,549	29,577
	General Electric Co.	2.700%	10/9/22	35,169	35,724
	General Electric Co.	3.375%	3/11/24	5,785	6,073
	General Electric Co.	3.450%	5/15/24	5,055	5,310
	General Electric Co.	4.125%	10/9/42	24,124	25,339

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Co.	4.500%	3/11/44	25,707	28,512
Harris Corp.	2.700%	4/27/20	2,540	2,565
Harris Corp.	4.400%	12/15/20	3,995	4,233
Harris Corp.	3.832%	4/27/25	9,780	10,087
Harris Corp.	4.854%	4/27/35	3,375	3,702
Harris Corp.	6.150%	12/15/40	7,628	9,436
Harris Corp.	5.054%	4/27/45	3,606	4,056
Hexcel Corp.	4.700%	8/15/25	1,400	1,500
Honeywell International Inc.	1.400%	10/30/19	7,650	7,594
Honeywell International Inc.	4.250%	3/1/21	11,025	11,851
Honeywell International Inc.	1.850%	11/1/21	11,000	10,825
Honeywell International Inc.	3.350%	12/1/23	7,160	7,441
Honeywell International Inc.	2.500%	11/1/26	13,875	13,292
Honeywell International Inc.	5.700%	3/15/36	1,435	1,824
Honeywell International Inc.	5.700%	3/15/37	9,581	12,287
Honeywell International Inc.	5.375%	3/1/41	9,840	12,239
Hubbell Inc.	3.350%	3/1/26	4,750	4,771
Illinois Tool Works Inc.	1.950%	3/1/19	4,000	4,014
Illinois Tool Works Inc.	6.250%	4/1/19	12,700	13,680
Illinois Tool Works Inc.	3.375%	9/15/21	3,465	3,612
Illinois Tool Works Inc.	3.500%	3/1/24	2,014	2,108
Illinois Tool Works Inc.	2.650%	11/15/26	20,850	20,358
Illinois Tool Works Inc.	4.875%	9/15/41	4,920	5,741
Illinois Tool Works Inc.	3.900%	9/1/42	18,606	19,359
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	11,190	11,808
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	5,000	5,074
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	11,425	12,359
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	3,850	4,915
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	3,900	3,929
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,100	2,159
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	5,200	5,639
John Deere Capital Corp.	1.600%	7/13/18	1,200	1,201
John Deere Capital Corp.	1.750%	8/10/18	4,500	4,510
John Deere Capital Corp.	5.750%	9/10/18	3,939	4,124
John Deere Capital Corp.	1.650%	10/15/18	4,145	4,144
John Deere Capital Corp.	1.950%	12/13/18	10,375	10,406
John Deere Capital Corp.	1.950%	1/8/19	4,950	4,970
John Deere Capital Corp.	1.950%	3/4/19	10,200	10,229
John Deere Capital Corp.	2.250%	4/17/19	5,800	5,853
John Deere Capital Corp.	1.250%	10/9/19	15,500	15,273
John Deere Capital Corp.	1.700%	1/15/20	6,035	6,001
John Deere Capital Corp.	2.050%	3/10/20	4,900	4,920
John Deere Capital Corp.	2.200%	3/13/20	2,000	2,014
John Deere Capital Corp.	2.375%	7/14/20	1,000	1,012
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,533
John Deere Capital Corp.	2.550%	1/8/21	200	202
John Deere Capital Corp.	2.800%	3/4/21	6,800	6,931
John Deere Capital Corp.	3.900%	7/12/21	5,853	6,211
John Deere Capital Corp.	3.150%	10/15/21	7,849	8,120
John Deere Capital Corp.	2.650%	1/6/22	3,500	3,545
John Deere Capital Corp.	2.750%	3/15/22	1,645	1,669
John Deere Capital Corp.	2.800%	1/27/23	6,060	6,110
John Deere Capital Corp.	2.800%	3/6/23	12,608	12,714
John Deere Capital Corp.	3.350%	6/12/24	17,600	18,161
John Deere Capital Corp.	2.650%	6/24/24	1,500	1,487
John Deere Capital Corp.	3.400%	9/11/25	2,685	2,786
John Deere Capital Corp.	2.650%	6/10/26	2,075	2,014
Johnson Controls International plc	5.000%	3/30/20	16,587	17,790
Johnson Controls International plc	4.250%	3/1/21	750	793
Johnson Controls International plc	3.750%	12/1/21	50	52
Johnson Controls International plc	3.900%	2/14/26	11,677	12,198
Johnson Controls International plc	6.000%	1/15/36	1,920	2,336
Johnson Controls International plc	5.700%	3/1/41	1,300	1,525
Johnson Controls International plc	4.625%	7/2/44	1,372	1,479

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Johnson Controls International plc	5.125%	9/14/45	7,197	8,274
	Johnson Controls International plc	4.500%	2/15/47	2,400	2,546
	Johnson Controls International plc	4.950%	7/2/64	3,770	4,044
	Kennametal Inc.	2.650%	11/1/19	3,800	3,817
	Kennametal Inc.	3.875%	2/15/22	2,575	2,578
	Komatsu Mining Corp.	5.125%	10/15/21	1,193	1,321
	L3 Technologies Inc.	5.200%	10/15/19	12,985	13,864
	L3 Technologies Inc.	4.750%	7/15/20	11,904	12,727
	L3 Technologies Inc.	4.950%	2/15/21	11,445	12,329
	L3 Technologies Inc.	3.950%	5/28/24	716	738
	L3 Technologies Inc.	3.850%	12/15/26	1,910	1,968
	Lafarge SA	7.125%	7/15/36	5,000	6,431
	Leggett & Platt Inc.	3.800%	11/15/24	4,600	4,698
	Legrand France SA	8.500%	2/15/25	1,875	2,428
	Lennox International Inc.	3.000%	11/15/23	1,000	998
	Lockheed Martin Corp.	1.850%	11/23/18	8,569	8,583
	Lockheed Martin Corp.	4.250%	11/15/19	6,681	7,036
	Lockheed Martin Corp.	2.500%	11/23/20	12,455	12,619
	Lockheed Martin Corp.	3.350%	9/15/21	14,953	15,553
	Lockheed Martin Corp.	3.100%	1/15/23	8,210	8,451
	Lockheed Martin Corp.	2.900%	3/1/25	2,652	2,639
	Lockheed Martin Corp.	3.550%	1/15/26	20,200	20,937
	Lockheed Martin Corp.	3.600%	3/1/35	7,435	7,346
	Lockheed Martin Corp.	4.500%	5/15/36	4,695	5,153
	Lockheed Martin Corp.	6.150%	9/1/36	16,860	21,938
	Lockheed Martin Corp.	5.500%	11/15/39	5,222	6,335
	Lockheed Martin Corp.	5.720%	6/1/40	5,335	6,673
	Lockheed Martin Corp.	4.850%	9/15/41	5,872	6,658
	Lockheed Martin Corp.	4.070%	12/15/42	2,250	2,303
	Lockheed Martin Corp.	3.800%	3/1/45	2,932	2,886
	Lockheed Martin Corp.	4.700%	5/15/46	18,582	20,822
	Martin Marietta Materials Inc.	3.450%	6/1/27	6,500	6,462
	Masco Corp.	7.125%	3/15/20	499	559
	Masco Corp.	4.450%	4/1/25	8,137	8,725
	Masco Corp.	4.375%	4/1/26	2,454	2,610
	Masco Corp.	3.500%	11/15/27	11,700	11,600
	Masco Corp.	6.500%	8/15/32	27	33
	Masco Corp.	4.500%	5/15/47	7,850	7,873
	Mohawk Industries Inc.	3.850%	2/1/23	12,690	13,089
	Northrop Grumman Corp.	5.050%	8/1/19	2,810	2,984
	Northrop Grumman Corp.	3.500%	3/15/21	14,828	15,471
	Northrop Grumman Corp.	3.250%	8/1/23	5,342	5,512
	Northrop Grumman Corp.	3.200%	2/1/27	23,800	23,956
	Northrop Grumman Corp.	5.050%	11/15/40	6,925	7,996
	Northrop Grumman Corp.	4.750%	6/1/43	7,479	8,427
	Northrop Grumman Corp.	3.850%	4/15/45	1,454	1,444
	Northrop Grumman Systems Corp.	7.875%	3/1/26	2,475	3,306
	Northrop Grumman Systems Corp.	7.750%	2/15/31	381	544
	Owens Corning	4.200%	12/15/22	13,437	14,214
	Owens Corning	4.200%	12/1/24	2,190	2,285
	Owens Corning	3.400%	8/15/26	5,000	4,923
	Owens Corning	7.000%	12/1/36	1,495	2,003
	Owens Corning	4.300%	7/15/47	5,500	5,309
	Parker-Hannifin Corp.	3.500%	9/15/22	6,200	6,516
	Parker-Hannifin Corp.	3.300%	11/21/24	8,250	8,512
8	Parker-Hannifin Corp.	3.250%	3/1/27	9,325	9,409
	Parker-Hannifin Corp.	4.200%	11/21/34	5,353	5,678
	Parker-Hannifin Corp.	6.250%	5/15/38	4,203	5,537
	Parker-Hannifin Corp.	4.450%	11/21/44	4,650	5,109
8	Parker-Hannifin Corp.	4.100%	3/1/47	4,125	4,350
	Pentair Finance SA	2.650%	12/1/19	2,204	2,217
	Precision Castparts Corp.	2.250%	6/15/20	4,880	4,936
	Precision Castparts Corp.	2.500%	1/15/23	20,427	20,334
	Precision Castparts Corp.	3.250%	6/15/25	9,005	9,195

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Precision Castparts Corp.	4.200%	6/15/35	2,100	2,186
	Precision Castparts Corp.	3.900%	1/15/43	6,675	6,781
	Precision Castparts Corp.	4.375%	6/15/45	5,012	5,458
	Raytheon Co.	4.400%	2/15/20	2,821	3,000
	Raytheon Co.	3.125%	10/15/20	4,309	4,463
	Raytheon Co.	2.500%	12/15/22	12,900	12,953
	Raytheon Co.	3.150%	12/15/24	4,625	4,755
	Raytheon Co.	7.200%	8/15/27	4,810	6,460
	Raytheon Co.	4.875%	10/15/40	1,540	1,794
	Raytheon Co.	4.700%	12/15/41	8,075	9,208
	Raytheon Co.	4.200%	12/15/44	2,400	2,579
	Republic Services Inc.	5.500%	9/15/19	14,940	16,017
	Republic Services Inc.	5.000%	3/1/20	6,910	7,414
	Republic Services Inc.	5.250%	11/15/21	11,497	12,760
	Republic Services Inc.	3.550%	6/1/22	5,090	5,292
	Republic Services Inc.	4.750%	5/15/23	2,650	2,917
	Republic Services Inc.	3.200%	3/15/25	7,100	7,163
	Republic Services Inc.	2.900%	7/1/26	375	367
	Republic Services Inc.	6.200%	3/1/40	6,273	8,202
	Republic Services Inc.	5.700%	5/15/41	11,298	14,107
	Rockwell Automation Inc.	2.050%	3/1/20	5,800	5,797
	Rockwell Collins Inc.	1.950%	7/15/19	1,000	1,001
	Rockwell Collins Inc.	5.250%	7/15/19	265	282
	Rockwell Collins Inc.	3.100%	11/15/21	2,350	2,403
	Rockwell Collins Inc.	2.800%	3/15/22	9,800	9,887
	Rockwell Collins Inc.	3.200%	3/15/24	9,850	9,967
	Rockwell Collins Inc.	3.500%	3/15/27	8,000	8,105
	Rockwell Collins Inc.	4.800%	12/15/43	3,325	3,669
	Rockwell Collins Inc.	4.350%	4/15/47	6,025	6,301
	Roper Technologies Inc.	2.050%	10/1/18	16,430	16,465
	Roper Technologies Inc.	6.250%	9/1/19	3,010	3,268
	Roper Technologies Inc.	3.000%	12/15/20	1,400	1,432
	Roper Technologies Inc.	2.800%	12/15/21	6,700	6,751
	Roper Technologies Inc.	3.125%	11/15/22	3,993	4,061
	Roper Technologies Inc.	3.850%	12/15/25	1,200	1,237
	Roper Technologies Inc.	3.800%	12/15/26	11,030	11,348
	Snap-on Inc.	6.125%	9/1/21	3,700	4,293
	Snap-on Inc.	3.250%	3/1/27	2,200	2,231
	Sonoco Products Co.	5.750%	11/1/40	6,400	7,484
	Spirit AeroSystems Inc.	5.250%	3/15/22	600	624
	Spirit AeroSystems Inc.	3.850%	6/15/26	7,770	7,828
	Stanley Black & Decker Inc.	1.622%	11/17/18	5,100	5,086
	Stanley Black & Decker Inc.	2.451%	11/17/18	2,549	2,574
	Stanley Black & Decker Inc.	3.400%	12/1/21	4,875	5,063
	Stanley Black & Decker Inc.	2.900%	11/1/22	2,491	2,532
	Stanley Black & Decker Inc.	5.200%	9/1/40	3,328	3,784
5	Stanley Black & Decker Inc.	5.750%	12/15/53	200	210
	Textron Inc.	4.300%	3/1/24	3,725	3,953
	Textron Inc.	3.875%	3/1/25	6,385	6,549
	Textron Inc.	4.000%	3/15/26	4,000	4,121
	Textron Inc.	3.650%	3/15/27	3,875	3,887
	Timken CO	3.875%	9/1/24	1,000	992
	United Technologies Corp.	1.500%	11/1/19	7,300	7,251
	United Technologies Corp.	4.500%	4/15/20	26,253	28,034
	United Technologies Corp.	1.900%	5/4/20	15,500	15,515
	United Technologies Corp.	1.950%	11/1/21	2,850	2,814
	United Technologies Corp.	2.300%	5/4/22	400	398
	United Technologies Corp.	3.100%	6/1/22	11,956	12,342
	United Technologies Corp.	2.800%	5/4/24	13,250	13,299
	United Technologies Corp.	2.650%	11/1/26	3,000	2,913
	United Technologies Corp.	3.125%	5/4/27	6,925	6,916
	United Technologies Corp.	6.700%	8/1/28	2,397	3,150
	United Technologies Corp.	7.500%	9/15/29	4,821	6,810
	United Technologies Corp.	5.400%	5/1/35	7,275	8,716

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Technologies Corp.	6.050%	6/1/36	8,612	11,095
	United Technologies Corp.	6.125%	7/15/38	5,696	7,481
	United Technologies Corp.	5.700%	4/15/40	10,680	13,428
	United Technologies Corp.	4.500%	6/1/42	42,359	46,296
	United Technologies Corp.	4.150%	5/15/45	9,825	10,236
	United Technologies Corp.	3.750%	11/1/46	13,650	13,358
	United Technologies Corp.	4.050%	5/4/47	3,300	3,374
	Vulcan Materials Co.	7.500%	6/15/21	4,485	5,292
	Vulcan Materials Co.	4.500%	4/1/25	3,450	3,684
	Vulcan Materials Co.	4.500%	6/15/47	9,000	9,145
8	Wabtec Corp.	3.450%	11/15/26	7,200	7,103
	Waste Management Inc.	4.750%	6/30/20	10,294	11,081
	Waste Management Inc.	4.600%	3/1/21	9,470	10,219
	Waste Management Inc.	2.900%	9/15/22	250	255
	Waste Management Inc.	2.400%	5/15/23	8,750	8,628
	Waste Management Inc.	3.500%	5/15/24	3,200	3,329
	Waste Management Inc.	3.125%	3/1/25	7,445	7,569
	Waste Management Inc.	3.900%	3/1/35	2,210	2,281
	Waste Management Inc.	6.125%	11/30/39	575	740
	Waste Management Inc.	4.100%	3/1/45	6,209	6,523
	WW Grainger Inc.	4.600%	6/15/45	12,368	13,451
	WW Grainger Inc.	3.750%	5/15/46	4,975	4,753
	Xylem Inc.	4.875%	10/1/21	152	165
	Xylem Inc.	3.250%	11/1/26	1,026	1,022
	Xylem Inc.	4.375%	11/1/46	2,950	3,045
	Communication (2.7%)
	21st Century Fox America Inc.	6.900%	3/1/19	3,045	3,279
	21st Century Fox America Inc.	5.650%	8/15/20	4,701	5,169
	21st Century Fox America Inc.	4.500%	2/15/21	7,900	8,456
	21st Century Fox America Inc.	3.000%	9/15/22	3,560	3,615
	21st Century Fox America Inc.	3.700%	9/15/24	2,535	2,637
	21st Century Fox America Inc.	3.700%	10/15/25	4,950	5,092
	21st Century Fox America Inc.	7.700%	10/30/25	1,225	1,573
	21st Century Fox America Inc.	3.375%	11/15/26	6,950	6,947
	21st Century Fox America Inc.	6.550%	3/15/33	13,265	16,623
	21st Century Fox America Inc.	6.200%	12/15/34	14,541	17,841
	21st Century Fox America Inc.	6.400%	12/15/35	24,165	30,536
	21st Century Fox America Inc.	8.150%	10/17/36	2,075	2,975
	21st Century Fox America Inc.	6.150%	3/1/37	10,073	12,586
	21st Century Fox America Inc.	6.650%	11/15/37	760	1,004
	21st Century Fox America Inc.	6.900%	8/15/39	7,648	10,121
	21st Century Fox America Inc.	6.150%	2/15/41	4,548	5,746
	21st Century Fox America Inc.	5.400%	10/1/43	10,250	11,709
	21st Century Fox America Inc.	4.750%	9/15/44	8,050	8,544
	21st Century Fox America Inc.	4.950%	10/15/45	727	791
	21st Century Fox America Inc.	7.750%	12/1/45	5,160	7,472
	21st Century Fox America Inc.	4.750%	11/15/46	2,000	2,134
	Activision Blizzard Inc.	2.300%	9/15/21	17,375	17,225
	Activision Blizzard Inc.	2.600%	6/15/22	1,500	1,495
	Activision Blizzard Inc.	3.400%	9/15/26	20,935	21,016
	Activision Blizzard Inc.	3.400%	6/15/27	3,350	3,333
	Activision Blizzard Inc.	4.500%	6/15/47	5,430	5,454
	America Movil SAB de CV	5.000%	10/16/19	7,675	8,188
	America Movil SAB de CV	5.000%	3/30/20	12,141	13,015
	America Movil SAB de CV	3.125%	7/16/22	37,050	37,806
	America Movil SAB de CV	6.375%	3/1/35	20,892	25,973
	America Movil SAB de CV	6.125%	11/15/37	4,393	5,297
	America Movil SAB de CV	6.125%	3/30/40	14,550	17,747
	America Movil SAB de CV	4.375%	7/16/42	11,340	11,414
	American Tower Corp.	3.400%	2/15/19	6,325	6,453
	American Tower Corp.	2.800%	6/1/20	6,759	6,853
	American Tower Corp.	5.050%	9/1/20	5,045	5,425
	American Tower Corp.	3.300%	2/15/21	4,052	4,155

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Tower Corp.	3.450%	9/15/21	18,075	18,639
American Tower Corp.	5.900%	11/1/21	7,025	7,899
American Tower Corp.	2.250%	1/15/22	6,265	6,128
American Tower Corp.	3.500%	1/31/23	18,825	19,275
American Tower Corp.	5.000%	2/15/24	11,480	12,680
American Tower Corp.	4.000%	6/1/25	8,115	8,381
American Tower Corp.	4.400%	2/15/26	2,750	2,880
American Tower Corp.	3.375%	10/15/26	3,975	3,886
American Tower Corp.	3.125%	1/15/27	9,050	8,678
American Tower Corp.	3.550%	7/15/27	7,500	7,431
Ameritech Capital Funding Corp.	6.550%	1/15/28	445	517
AT&T Corp.	8.250%	11/15/31	16,578	22,714
AT&T Inc.	2.375%	11/27/18	16,440	16,557
AT&T Inc.	5.800%	2/15/19	23,110	24,509
AT&T Inc.	2.300%	3/11/19	7,342	7,386
AT&T Inc.	5.875%	10/1/19	25,645	27,756
AT&T Inc.	5.200%	3/15/20	12,289	13,205
AT&T Inc.	2.450%	6/30/20	34,203	34,385
AT&T Inc.	4.600%	2/15/21	13,727	14,638
AT&T Inc.	2.800%	2/17/21	19,769	19,980
AT&T Inc.	5.000%	3/1/21	12,018	12,982
AT&T Inc.	4.450%	5/15/21	3,000	3,188
AT&T Inc.	3.875%	8/15/21	23,523	24,527
AT&T Inc.	3.000%	2/15/22	13,161	13,195
AT&T Inc.	3.200%	3/1/22	12,409	12,560
AT&T Inc.	3.800%	3/15/22	22,521	23,305
AT&T Inc.	3.000%	6/30/22	32,250	32,267
AT&T Inc.	2.625%	12/1/22	15,904	15,602
AT&T Inc.	3.600%	2/17/23	30,230	30,943
AT&T Inc.	3.800%	3/1/24	6,400	6,543
AT&T Inc.	3.900%	3/11/24	100	102
AT&T Inc.	4.450%	4/1/24	7,025	7,396
AT&T Inc.	3.950%	1/15/25	32,410	33,044
AT&T Inc.	3.400%	5/15/25	19,210	18,884
AT&T Inc.	4.125%	2/17/26	10,092	10,346
AT&T Inc.	4.250%	3/1/27	27,700	28,630
AT&T Inc.	6.450%	6/15/34	7,310	8,583
AT&T Inc.	4.500%	5/15/35	17,850	17,628
AT&T Inc.	5.250%	3/1/37	20,200	21,527
AT&T Inc.	6.500%	9/1/37	12,078	14,600
AT&T Inc.	6.300%	1/15/38	9,050	10,701
AT&T Inc.	6.550%	2/15/39	22,474	27,271
AT&T Inc.	6.350%	3/15/40	11,000	12,947
AT&T Inc.	6.000%	8/15/40	10,547	11,947
AT&T Inc.	5.350%	9/1/40	44,818	47,510
AT&T Inc.	6.375%	3/1/41	9,222	10,837
AT&T Inc.	5.550%	8/15/41	10,310	11,238
AT&T Inc.	5.150%	3/15/42	29,909	30,787
AT&T Inc.	4.300%	12/15/42	18,950	17,586
AT&T Inc.	4.800%	6/15/44	31,815	31,424
AT&T Inc.	4.350%	6/15/45	12,928	12,015
AT&T Inc.	4.750%	5/15/46	25,529	25,124
AT&T Inc.	5.650%	2/15/47	4,900	5,412
AT&T Inc.	5.450%	3/1/47	28,825	31,087
AT&T Inc.	4.500%	3/9/48	34,224	32,256
AT&T Inc.	4.550%	3/9/49	11,845	11,140
AT&T Inc.	5.700%	3/1/57	9,075	10,009
AT&T Mobility LLC	7.125%	12/15/31	7,865	9,848
Bellsouth Capital Funding Corp.	7.875%	2/15/30	6,440	8,368
BellSouth LLC	6.875%	10/15/31	6,590	7,802
BellSouth LLC	6.550%	6/15/34	2,380	2,785
BellSouth LLC	6.000%	11/15/34	2,162	2,306
BellSouth Telecommunications LLC	6.375%	6/1/28	6,748	7,759
British Telecommunications plc	2.350%	2/14/19	7,500	7,527

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	British Telecommunications plc	9.125%	12/15/30	27,433	41,384
	CBS Corp.	2.300%	8/15/19	6,110	6,143
	CBS Corp.	5.750%	4/15/20	10,060	10,999
	CBS Corp.	4.300%	2/15/21	5,575	5,884
	CBS Corp.	3.375%	3/1/22	6,437	6,638
	CBS Corp.	2.500%	2/15/23	12,500	12,371
	CBS Corp.	3.700%	8/15/24	3,775	3,867
	CBS Corp.	3.500%	1/15/25	2,850	2,873
	CBS Corp.	4.000%	1/15/26	5,499	5,667
	CBS Corp.	2.900%	1/15/27	12,800	12,113
	CBS Corp.	3.375%	2/15/28	6,200	6,072
	CBS Corp.	7.875%	7/30/30	2,339	3,211
	CBS Corp.	5.500%	5/15/33	668	743
	CBS Corp.	5.900%	10/15/40	1,400	1,653
	CBS Corp.	4.850%	7/1/42	9,511	9,931
	CBS Corp.	4.900%	8/15/44	10,754	11,298
	CBS Corp.	4.600%	1/15/45	7,650	7,840
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	11,201	11,763
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	3.579%	7/23/20	23,900	24,688
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.464%	7/23/22	32,170	34,301
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	45,810	49,497
8	Charter Communications Operating LLC / Charter
	Communications Operating Capital	3.750%	2/15/28	21,000	20,691
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.384%	10/23/35	20,440	24,289
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	36,020	43,180
8	Charter Communications Operating LLC / Charter
	Communications Operating Capital	5.375%	5/1/47	21,700	22,944
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.834%	10/23/55	4,700	5,756
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,156	9,582
	Comcast Corp.	5.700%	7/1/19	7,350	7,912
	Comcast Corp.	5.150%	3/1/20	9,418	10,199
	Comcast Corp.	1.625%	1/15/22	24	23
	Comcast Corp.	3.125%	7/15/22	6,349	6,566
	Comcast Corp.	2.850%	1/15/23	975	988
	Comcast Corp.	2.750%	3/1/23	11,425	11,521
	Comcast Corp.	3.000%	2/1/24	24,270	24,586
	Comcast Corp.	3.600%	3/1/24	1,820	1,908
	Comcast Corp.	3.375%	2/15/25	9,532	9,793
	Comcast Corp.	3.375%	8/15/25	14,204	14,554
	Comcast Corp.	3.150%	3/1/26	24,195	24,304
	Comcast Corp.	2.350%	1/15/27	8,550	8,011
	Comcast Corp.	3.300%	2/1/27	19,165	19,416
	Comcast Corp.	4.250%	1/15/33	15,547	16,583
	Comcast Corp.	7.050%	3/15/33	3,152	4,358
	Comcast Corp.	4.200%	8/15/34	12,550	13,287
	Comcast Corp.	5.650%	6/15/35	3,671	4,488
	Comcast Corp.	4.400%	8/15/35	9,225	10,017
	Comcast Corp.	6.500%	11/15/35	17,330	22,919
	Comcast Corp.	3.200%	7/15/36	11,145	10,443
	Comcast Corp.	6.450%	3/15/37	9,717	12,936
	Comcast Corp.	6.950%	8/15/37	13,026	18,385
	Comcast Corp.	6.400%	5/15/38	16,021	21,363
	Comcast Corp.	6.550%	7/1/39	2,686	3,651
	Comcast Corp.	6.400%	3/1/40	2,050	2,755
	Comcast Corp.	4.650%	7/15/42	22,072	24,208
	Comcast Corp.	4.500%	1/15/43	8,211	8,725
	Comcast Corp.	4.750%	3/1/44	7,050	7,847
	Comcast Corp.	4.600%	8/15/45	18,939	20,635

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	3.400%	7/15/46	20,555	18,704
Crown Castle International Corp.	3.400%	2/15/21	14,100	14,482
Crown Castle International Corp.	2.250%	9/1/21	6,775	6,667
Crown Castle International Corp.	4.875%	4/15/22	6,800	7,430
Crown Castle International Corp.	5.250%	1/15/23	16,100	17,872
Crown Castle International Corp.	4.450%	2/15/26	17,900	18,990
Crown Castle International Corp.	3.700%	6/15/26	11,750	11,803
Crown Castle International Corp.	4.000%	3/1/27	4,900	5,038
Crown Castle International Corp.	4.750%	5/15/47	2,850	2,904
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,965	5,231
Deutsche Telekom International Finance BV	6.000%	7/8/19	10,725	11,551
Deutsche Telekom International Finance BV	8.750%	6/15/30	40,550	60,271
Deutsche Telekom International Finance BV	9.250%	6/1/32	750	1,185
Discovery Communications LLC	5.625%	8/15/19	4,175	4,466
Discovery Communications LLC	4.375%	6/15/21	4,925	5,200
Discovery Communications LLC	3.300%	5/15/22	5,250	5,274
Discovery Communications LLC	3.250%	4/1/23	2,500	2,460
Discovery Communications LLC	3.800%	3/13/24	12,325	12,461
Discovery Communications LLC	3.450%	3/15/25	4,950	4,809
Discovery Communications LLC	4.900%	3/11/26	13,625	14,424
Discovery Communications LLC	6.350%	6/1/40	4,295	4,730
Discovery Communications LLC	4.950%	5/15/42	11,825	11,051
Discovery Communications LLC	4.875%	4/1/43	3,323	3,102
Electronic Arts Inc.	3.700%	3/1/21	8,075	8,349
Electronic Arts Inc.	4.800%	3/1/26	5,125	5,606
Grupo Televisa SAB	6.625%	3/18/25	3,939	4,664
Grupo Televisa SAB	4.625%	1/30/26	2,725	2,870
Grupo Televisa SAB	8.500%	3/11/32	535	691
Grupo Televisa SAB	6.625%	1/15/40	7,918	9,148
Grupo Televisa SAB	5.000%	5/13/45	8,136	7,895
Grupo Televisa SAB	6.125%	1/31/46	12,742	14,274
Historic TW Inc.	9.150%	2/1/23	8,925	11,515
Historic TW Inc.	6.625%	5/15/29	2,966	3,727
Interpublic Group of Cos. Inc.	3.750%	2/15/23	4,975	5,159
Interpublic Group of Cos. Inc.	4.200%	4/15/24	14,900	15,597
Koninklijke KPN NV	8.375%	10/1/30	6,321	8,649
Moody's Corp.	2.750%	7/15/19	3,404	3,450
Moody's Corp.	5.500%	9/1/20	1,575	1,728
Moody's Corp.	2.750%	12/15/21	5,800	5,849
Moody's Corp.	4.500%	9/1/22	15,750	17,027
Moody's Corp.	4.875%	2/15/24	6,485	7,139
Moody's Corp.	5.250%	7/15/44	8,250	9,550
NBCUniversal Media LLC	5.150%	4/30/20	17,740	19,309
NBCUniversal Media LLC	4.375%	4/1/21	21,045	22,679
NBCUniversal Media LLC	2.875%	1/15/23	31,359	31,819
NBCUniversal Media LLC	6.400%	4/30/40	23,825	31,970
NBCUniversal Media LLC	5.950%	4/1/41	8,183	10,462
NBCUniversal Media LLC	4.450%	1/15/43	15,567	16,469
New Cingular Wireless Services Inc.	8.750%	3/1/31	695	993
Omnicom Group Inc.	6.250%	7/15/19	770	834
Omnicom Group Inc.	4.450%	8/15/20	21,640	22,998
Omnicom Group Inc.	3.625%	5/1/22	24,678	25,693
Omnicom Group Inc.	3.650%	11/1/24	10,563	10,801
Omnicom Group Inc.	3.600%	4/15/26	6,200	6,237
Orange SA	2.750%	2/6/19	2,150	2,174
Orange SA	5.375%	7/8/19	9,559	10,168
Orange SA	1.625%	11/3/19	7,350	7,283
Orange SA	4.125%	9/14/21	24,420	25,980
Orange SA	9.000%	3/1/31	22,654	34,169
Orange SA	5.375%	1/13/42	19,670	22,981
Orange SA	5.500%	2/6/44	4,591	5,465
Pacific Bell Telephone Co.	7.125%	3/15/26	640	777
Qwest Corp.	6.750%	12/1/21	9,804	10,845
Qwest Corp.	6.875%	9/15/33	8,830	8,786

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
RELX Capital Inc.	3.125%	10/15/22	16,518	16,592
Rogers Communications Inc.	6.800%	8/15/18	30,111	31,763
Rogers Communications Inc.	3.000%	3/15/23	7,175	7,217
Rogers Communications Inc.	4.100%	10/1/23	500	531
Rogers Communications Inc.	3.625%	12/15/25	3,440	3,534
Rogers Communications Inc.	2.900%	11/15/26	3,900	3,766
Rogers Communications Inc.	7.500%	8/15/38	1,258	1,699
Rogers Communications Inc.	4.500%	3/15/43	3,473	3,618
Rogers Communications Inc.	5.000%	3/15/44	10,809	12,361
S&P Global Inc.	2.500%	8/15/18	4,175	4,206
S&P Global Inc.	3.300%	8/14/20	6,950	7,158
S&P Global Inc.	4.000%	6/15/25	7,285	7,607
S&P Global Inc.	4.400%	2/15/26	10,900	11,920
S&P Global Inc.	2.950%	1/22/27	10,500	10,076
S&P Global Inc.	6.550%	11/15/37	6,525	8,375
Scripps Networks Interactive Inc.	2.750%	11/15/19	4,875	4,932
Scripps Networks Interactive Inc.	2.800%	6/15/20	5,375	5,431
Scripps Networks Interactive Inc.	3.500%	6/15/22	9,100	9,371
Scripps Networks Interactive Inc.	3.900%	11/15/24	5,375	5,566
Scripps Networks Interactive Inc.	3.950%	6/15/25	250	257
TCI Communications Inc.	7.875%	2/15/26	4,868	6,547
TCI Communications Inc.	7.125%	2/15/28	2,472	3,250
Telefonica Emisiones SAU	5.877%	7/15/19	9,583	10,295
Telefonica Emisiones SAU	5.134%	4/27/20	9,105	9,808
Telefonica Emisiones SAU	5.462%	2/16/21	12,289	13,521
Telefonica Emisiones SAU	4.570%	4/27/23	16,025	17,447
Telefonica Emisiones SAU	4.103%	3/8/27	7,115	7,352
Telefonica Emisiones SAU	7.045%	6/20/36	24,226	31,878
Telefonica Emisiones SAU	5.213%	3/8/47	25,650	27,266
Telefonica Europe BV	8.250%	9/15/30	10,027	14,103
TELUS Corp.	2.800%	2/16/27	15,850	14,926
Thomson Reuters Corp.	4.700%	10/15/19	1,850	1,946
Thomson Reuters Corp.	4.300%	11/23/23	9,308	9,990
Thomson Reuters Corp.	3.850%	9/29/24	7,300	7,547
Thomson Reuters Corp.	3.350%	5/15/26	5,200	5,156
Thomson Reuters Corp.	5.500%	8/15/35	8,350	9,385
Thomson Reuters Corp.	5.850%	4/15/40	6,295	7,415
Thomson Reuters Corp.	4.500%	5/23/43	1,825	1,830
Thomson Reuters Corp.	5.650%	11/23/43	10,125	11,770
Time Warner Cable LLC	6.750%	7/1/18	30,614	32,047
Time Warner Cable LLC	8.750%	2/14/19	11,202	12,355
Time Warner Cable LLC	8.250%	4/1/19	12,826	14,143
Time Warner Cable LLC	5.000%	2/1/20	17,735	18,914
Time Warner Cable LLC	4.125%	2/15/21	2,400	2,511
Time Warner Cable LLC	4.000%	9/1/21	12,951	13,541
Time Warner Cable LLC	6.550%	5/1/37	13,118	15,632
Time Warner Cable LLC	7.300%	7/1/38	15,671	20,052
Time Warner Cable LLC	6.750%	6/15/39	15,384	18,893
Time Warner Cable LLC	5.875%	11/15/40	21,958	24,644
Time Warner Cable LLC	5.500%	9/1/41	9,250	9,945
Time Warner Cable LLC	4.500%	9/15/42	12,800	12,255
Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,088
Time Warner Cos. Inc.	6.950%	1/15/28	7,612	9,548
Time Warner Entertainment Co. LP	8.375%	7/15/33	6,985	9,704
Time Warner Inc.	2.100%	6/1/19	12,255	12,265
Time Warner Inc.	4.875%	3/15/20	6,505	6,940
Time Warner Inc.	4.700%	1/15/21	7,920	8,494
Time Warner Inc.	4.750%	3/29/21	15,390	16,559
Time Warner Inc.	4.000%	1/15/22	3,200	3,372
Time Warner Inc.	3.400%	6/15/22	3,670	3,769
Time Warner Inc.	4.050%	12/15/23	550	579
Time Warner Inc.	3.550%	6/1/24	7,375	7,470
Time Warner Inc.	3.600%	7/15/25	20,496	20,552
Time Warner Inc.	3.875%	1/15/26	19,350	19,638

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Inc.	3.800%	2/15/27	13,300	13,384
	Time Warner Inc.	7.625%	4/15/31	11,010	15,063
	Time Warner Inc.	7.700%	5/1/32	9,509	13,282
	Time Warner Inc.	6.200%	3/15/40	4,895	5,864
	Time Warner Inc.	6.100%	7/15/40	11,276	13,478
	Time Warner Inc.	6.250%	3/29/41	11,040	13,431
	Time Warner Inc.	5.375%	10/15/41	2,475	2,703
	Time Warner Inc.	4.900%	6/15/42	400	410
	Time Warner Inc.	5.350%	12/15/43	7,835	8,623
	Time Warner Inc.	4.650%	6/1/44	8,945	8,847
	Time Warner Inc.	4.850%	7/15/45	3,177	3,270
	Verizon Communications Inc.	3.650%	9/14/18	56,232	57,472
	Verizon Communications Inc.	1.375%	8/15/19	8,025	7,942
	Verizon Communications Inc.	2.625%	2/21/20	14,567	14,759
	Verizon Communications Inc.	4.500%	9/15/20	29,845	31,859
	Verizon Communications Inc.	3.450%	3/15/21	10,395	10,745
	Verizon Communications Inc.	4.600%	4/1/21	14,500	15,553
	Verizon Communications Inc.	1.750%	8/15/21	2,550	2,461
	Verizon Communications Inc.	3.000%	11/1/21	12,110	12,277
	Verizon Communications Inc.	3.500%	11/1/21	22,490	23,257
8	Verizon Communications Inc.	2.946%	3/15/22	20,085	20,196
	Verizon Communications Inc.	3.125%	3/16/22	19,075	19,322
	Verizon Communications Inc.	2.450%	11/1/22	24,050	23,568
	Verizon Communications Inc.	5.150%	9/15/23	78,015	86,502
	Verizon Communications Inc.	4.150%	3/15/24	19,160	20,153
	Verizon Communications Inc.	3.500%	11/1/24	23,014	23,206
	Verizon Communications Inc.	2.625%	8/15/26	28,450	26,227
	Verizon Communications Inc.	4.125%	3/16/27	41,800	43,165
	Verizon Communications Inc.	7.750%	12/1/30	6,000	8,077
	Verizon Communications Inc.	6.400%	9/15/33	2,875	3,501
	Verizon Communications Inc.	5.050%	3/15/34	18,385	19,401
	Verizon Communications Inc.	4.400%	11/1/34	36,530	36,255
	Verizon Communications Inc.	5.850%	9/15/35	7,125	8,299
	Verizon Communications Inc.	4.272%	1/15/36	22,215	21,532
	Verizon Communications Inc.	5.250%	3/16/37	41,925	45,243
8	Verizon Communications Inc.	4.812%	3/15/39	1,575	1,594
	Verizon Communications Inc.	4.750%	11/1/41	13,459	13,377
	Verizon Communications Inc.	3.850%	11/1/42	16,645	14,446
	Verizon Communications Inc.	6.550%	9/15/43	13,350	16,551
	Verizon Communications Inc.	4.125%	8/15/46	26,123	23,288
	Verizon Communications Inc.	4.862%	8/21/46	35,939	35,991
	Verizon Communications Inc.	5.500%	3/16/47	16,200	17,732
	Verizon Communications Inc.	4.522%	9/15/48	47,948	45,560
8	Verizon Communications Inc.	5.012%	4/15/49	49,707	50,089
	Verizon Communications Inc.	5.012%	8/21/54	61,537	60,712
	Verizon Communications Inc.	4.672%	3/15/55	50,521	47,537
	Viacom Inc.	5.625%	9/15/19	12,675	13,538
	Viacom Inc.	3.875%	12/15/21	4,908	5,111
	Viacom Inc.	4.250%	9/1/23	15,326	15,975
	Viacom Inc.	3.875%	4/1/24	15,490	15,761
	Viacom Inc.	3.450%	10/4/26	8,875	8,554
	Viacom Inc.	4.850%	12/15/34	6,125	6,088
	Viacom Inc.	6.875%	4/30/36	9,139	10,668
	Viacom Inc.	4.375%	3/15/43	24,398	21,680
	Viacom Inc.	5.850%	9/1/43	6,365	6,874
	Viacom Inc.	5.250%	4/1/44	2,650	2,660
	Vodafone Group plc	4.625%	7/15/18	310	318
	Vodafone Group plc	5.450%	6/10/19	8,215	8,744
	Vodafone Group plc	4.375%	3/16/21	5,025	5,361
	Vodafone Group plc	2.500%	9/26/22	13,284	13,182
	Vodafone Group plc	2.950%	2/19/23	17,514	17,605
	Vodafone Group plc	7.875%	2/15/30	755	1,021
	Vodafone Group plc	6.250%	11/30/32	7,575	9,121
	Vodafone Group plc	6.150%	2/27/37	10,425	12,695

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group plc	4.375%	2/19/43	24,824	24,457
Walt Disney Co.	1.650%	1/8/19	2,100	2,103
Walt Disney Co.	1.850%	5/30/19	9,705	9,744
Walt Disney Co.	0.875%	7/12/19	4,900	4,823
Walt Disney Co.	1.950%	3/4/20	5,525	5,541
Walt Disney Co.	1.800%	6/5/20	8,500	8,479
Walt Disney Co.	2.150%	9/17/20	4,000	4,030
Walt Disney Co.	2.300%	2/12/21	6,930	6,976
Walt Disney Co.	2.750%	8/16/21	10,318	10,544
Walt Disney Co.	2.550%	2/15/22	3,806	3,839
Walt Disney Co.	2.450%	3/4/22	3,400	3,424
Walt Disney Co.	2.350%	12/1/22	6,836	6,847
Walt Disney Co.	3.150%	9/17/25	5,400	5,498
Walt Disney Co.	3.000%	2/13/26	14,800	14,855
Walt Disney Co.	1.850%	7/30/26	17,000	15,471
Walt Disney Co.	2.950%	6/15/27	6,925	6,860
Walt Disney Co.	7.000%	3/1/32	2,843	4,024
Walt Disney Co.	4.375%	8/16/41	3,835	4,186
Walt Disney Co.	4.125%	12/1/41	13,775	14,410
Walt Disney Co.	3.700%	12/1/42	6,129	6,047
Walt Disney Co.	4.125%	6/1/44	11,500	12,062
Walt Disney Co.	3.000%	7/30/46	235	205
WPP Finance 2010	4.750%	11/21/21	12,704	13,742
WPP Finance 2010	3.625%	9/7/22	11,006	11,400
WPP Finance 2010	3.750%	9/19/24	2,700	2,772
WPP Finance 2010	5.625%	11/15/43	4,750	5,482
Consumer Cyclical (2.0%)
Advance Auto Parts Inc.	4.500%	1/15/22	2,525	2,683
Advance Auto Parts Inc.	4.500%	12/1/23	4,221	4,471
Alibaba Group Holding Ltd.	2.500%	11/28/19	23,100	23,267
Alibaba Group Holding Ltd.	3.125%	11/28/21	6,190	6,319
Alibaba Group Holding Ltd.	3.600%	11/28/24	12,569	12,956
Alibaba Group Holding Ltd.	4.500%	11/28/34	6,950	7,647
Amazon.com Inc.	2.600%	12/5/19	16,809	17,115
Amazon.com Inc.	3.300%	12/5/21	10,274	10,695
Amazon.com Inc.	2.500%	11/29/22	7,853	7,917
Amazon.com Inc.	3.800%	12/5/24	4,930	5,251
Amazon.com Inc.	4.800%	12/5/34	17,946	20,683
Amazon.com Inc.	4.950%	12/5/44	15,850	18,719
American Honda Finance Corp.	1.600%	7/13/18	5,830	5,830
American Honda Finance Corp.	2.125%	10/10/18	8,223	8,278
American Honda Finance Corp.	1.200%	7/12/19	8,200	8,104
American Honda Finance Corp.	2.250%	8/15/19	10,525	10,611
American Honda Finance Corp.	2.000%	2/14/20	2,200	2,204
American Honda Finance Corp.	2.450%	9/24/20	19,217	19,437
American Honda Finance Corp.	1.650%	7/12/21	9,850	9,625
American Honda Finance Corp.	1.700%	9/9/21	15,925	15,561
American Honda Finance Corp.	2.900%	2/16/24	7,350	7,442
American Honda Finance Corp.	2.300%	9/9/26	3,950	3,720
Automatic Data Processing Inc.	2.250%	9/15/20	10,161	10,282
Automatic Data Processing Inc.	3.375%	9/15/25	7,120	7,407
AutoNation Inc.	5.500%	2/1/20	2,376	2,549
AutoNation Inc.	3.350%	1/15/21	2,905	2,955
AutoNation Inc.	4.500%	10/1/25	7,600	7,945
AutoZone Inc.	7.125%	8/1/18	7,950	8,382
AutoZone Inc.	2.500%	4/15/21	3,605	3,595
AutoZone Inc.	3.700%	4/15/22	9,336	9,701
AutoZone Inc.	2.875%	1/15/23	2,091	2,073
AutoZone Inc.	3.125%	7/15/23	375	377
AutoZone Inc.	3.250%	4/15/25	5,975	5,874
AutoZone Inc.	3.125%	4/21/26	3,910	3,765
AutoZone Inc.	3.750%	6/1/27	11,200	11,217
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,790	1,778

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bed Bath & Beyond Inc.	4.915%	8/1/34	3,250	3,054
Bed Bath & Beyond Inc.	5.165%	8/1/44	7,975	7,009
Best Buy Co. Inc.	5.500%	3/15/21	2,366	2,579
Block Financial LLC	4.125%	10/1/20	5,115	5,274
Block Financial LLC	5.500%	11/1/22	2,875	3,108
Block Financial LLC	5.250%	10/1/25	10,775	11,394
BorgWarner Inc.	4.625%	9/15/20	1,000	1,069
BorgWarner Inc.	3.375%	3/15/25	1,000	1,005
BorgWarner Inc.	4.375%	3/15/45	5,615	5,590
Carnival Corp.	3.950%	10/15/20	4,050	4,293
Coach Inc.	3.000%	7/15/22	3,550	3,500
Coach Inc.	4.250%	4/1/25	4,925	5,019
Coach Inc.	4.125%	7/15/27	3,525	3,489
Costco Wholesale Corp.	1.700%	12/15/19	8,168	8,147
Costco Wholesale Corp.	1.750%	2/15/20	5,425	5,401
Costco Wholesale Corp.	2.150%	5/18/21	6,925	6,920
Costco Wholesale Corp.	2.250%	2/15/22	4,200	4,200
Costco Wholesale Corp.	2.300%	5/18/22	11,700	11,653
Costco Wholesale Corp.	2.750%	5/18/24	15,625	15,576
Costco Wholesale Corp.	3.000%	5/18/27	12,250	12,198
Cummins Inc.	3.650%	10/1/23	4,425	4,675
Cummins Inc.	7.125%	3/1/28	1,250	1,649
Cummins Inc.	4.875%	10/1/43	5,850	6,716
CVS Health Corp.	1.900%	7/20/18	27,010	27,078
CVS Health Corp.	2.250%	12/5/18	21,200	21,331
CVS Health Corp.	2.250%	8/12/19	12,815	12,889
CVS Health Corp.	2.800%	7/20/20	26,225	26,701
CVS Health Corp.	2.125%	6/1/21	19,865	19,620
CVS Health Corp.	3.500%	7/20/22	13,475	13,968
CVS Health Corp.	2.750%	12/1/22	17,470	17,497
CVS Health Corp.	4.750%	12/1/22	5,000	5,470
CVS Health Corp.	4.000%	12/5/23	9,856	10,398
CVS Health Corp.	3.375%	8/12/24	13,085	13,279
CVS Health Corp.	3.875%	7/20/25	26,229	27,324
CVS Health Corp.	2.875%	6/1/26	17,800	17,247
CVS Health Corp.	4.875%	7/20/35	1,400	1,560
CVS Health Corp.	5.300%	12/5/43	11,535	13,360
CVS Health Corp.	5.125%	7/20/45	34,200	39,183
Daimler Finance North America LLC	8.500%	1/18/31	12,517	18,833
Darden Restaurants Inc.	3.850%	5/1/27	5,600	5,682
Darden Restaurants Inc.	6.800%	10/15/37	2,000	2,547
Delphi Automotive plc	3.150%	11/19/20	7,815	7,983
Delphi Automotive plc	4.250%	1/15/26	9,325	9,872
Delphi Automotive plc	4.400%	10/1/46	4,220	4,232
Delphi Corp.	4.150%	3/15/24	7,020	7,371
Dollar General Corp.	3.250%	4/15/23	10,170	10,353
Dollar General Corp.	4.150%	11/1/25	3,500	3,689
Dollar General Corp.	3.875%	4/15/27	3,650	3,741
DR Horton Inc.	3.750%	3/1/19	1,575	1,607
DR Horton Inc.	4.375%	9/15/22	5,450	5,770
DR Horton Inc.	4.750%	2/15/23	3,100	3,344
DR Horton Inc.	5.750%	8/15/23	7,895	8,961
eBay Inc.	2.200%	8/1/19	11,075	11,114
eBay Inc.	2.150%	6/5/20	2,425	2,426
eBay Inc.	3.250%	10/15/20	5,380	5,529
eBay Inc.	2.875%	8/1/21	7,550	7,636
eBay Inc.	3.800%	3/9/22	5,835	6,102
eBay Inc.	2.600%	7/15/22	7,175	7,109
eBay Inc.	2.750%	1/30/23	5,800	5,747
eBay Inc.	3.450%	8/1/24	7,800	7,873
eBay Inc.	3.600%	6/5/27	8,825	8,730
eBay Inc.	4.000%	7/15/42	6,623	5,819
Expedia Inc.	7.456%	8/15/18	2,650	2,795
Expedia Inc.	5.950%	8/15/20	7,696	8,414

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Expedia Inc.	4.500%	8/15/24	4,880	5,131
Expedia Inc.	5.000%	2/15/26	9,275	10,156
Ford Holdings LLC	9.300%	3/1/30	4,125	5,716
Ford Motor Co.	4.346%	12/8/26	12,700	13,082
Ford Motor Co.	6.625%	10/1/28	5,746	6,735
Ford Motor Co.	6.375%	2/1/29	6,944	7,919
Ford Motor Co.	7.450%	7/16/31	21,986	27,780
Ford Motor Co.	4.750%	1/15/43	7,370	7,042
Ford Motor Co.	7.400%	11/1/46	6,325	8,139
Ford Motor Co.	5.291%	12/8/46	16,050	16,384
Ford Motor Credit Co. LLC	5.000%	5/15/18	23,720	24,327
Ford Motor Credit Co. LLC	2.875%	10/1/18	7,995	8,075
Ford Motor Credit Co. LLC	2.551%	10/5/18	13,100	13,186
Ford Motor Credit Co. LLC	2.375%	3/12/19	24,025	24,096
Ford Motor Credit Co. LLC	2.262%	3/28/19	5,600	5,602
Ford Motor Credit Co. LLC	1.897%	8/12/19	10,350	10,274
Ford Motor Credit Co. LLC	2.597%	11/4/19	10,000	10,057
Ford Motor Credit Co. LLC	2.681%	1/9/20	18,700	18,810
Ford Motor Credit Co. LLC	8.125%	1/15/20	18,197	20,663
Ford Motor Credit Co. LLC	2.459%	3/27/20	2,002	2,000
Ford Motor Credit Co. LLC	3.157%	8/4/20	2,286	2,328
Ford Motor Credit Co. LLC	3.200%	1/15/21	17,125	17,413
Ford Motor Credit Co. LLC	5.750%	2/1/21	20,650	22,722
Ford Motor Credit Co. LLC	3.336%	3/18/21	14,950	15,236
Ford Motor Credit Co. LLC	5.875%	8/2/21	21,836	24,219
Ford Motor Credit Co. LLC	3.219%	1/9/22	6,400	6,443
Ford Motor Credit Co. LLC	3.339%	3/28/22	7,325	7,428
Ford Motor Credit Co. LLC	4.250%	9/20/22	7,690	8,056
Ford Motor Credit Co. LLC	3.096%	5/4/23	3,800	3,754
Ford Motor Credit Co. LLC	4.375%	8/6/23	14,920	15,590
Ford Motor Credit Co. LLC	3.810%	1/9/24	9,550	9,653
Ford Motor Credit Co. LLC	3.664%	9/8/24	4,375	4,360
Ford Motor Credit Co. LLC	4.134%	8/4/25	16,543	16,740
Ford Motor Credit Co. LLC	4.389%	1/8/26	10,090	10,378
General Motors Co.	3.500%	10/2/18	8,675	8,824
General Motors Co.	4.875%	10/2/23	16,615	17,800
General Motors Co.	4.000%	4/1/25	5,081	5,087
General Motors Co.	5.000%	4/1/35	12,140	12,150
General Motors Co.	6.600%	4/1/36	4,730	5,502
General Motors Co.	6.250%	10/2/43	15,655	17,338
General Motors Co.	5.200%	4/1/45	14,337	14,042
General Motors Co.	6.750%	4/1/46	10,900	12,940
General Motors Financial Co. Inc.	3.100%	1/15/19	17,850	18,085
General Motors Financial Co. Inc.	2.400%	5/9/19	11,150	11,175
General Motors Financial Co. Inc.	3.500%	7/10/19	11,434	11,703
General Motors Financial Co. Inc.	2.350%	10/4/19	8,500	8,493
General Motors Financial Co. Inc.	3.150%	1/15/20	10,075	10,234
General Motors Financial Co. Inc.	2.650%	4/13/20	17,000	17,073
General Motors Financial Co. Inc.	3.200%	7/13/20	37,970	38,684
General Motors Financial Co. Inc.	3.700%	11/24/20	15,202	15,686
General Motors Financial Co. Inc.	4.200%	3/1/21	9,675	10,132
General Motors Financial Co. Inc.	3.200%	7/6/21	16,381	16,535
General Motors Financial Co. Inc.	4.375%	9/25/21	5,890	6,204
General Motors Financial Co. Inc.	3.450%	1/14/22	5,700	5,789
General Motors Financial Co. Inc.	3.450%	4/10/22	11,434	11,595
General Motors Financial Co. Inc.	3.150%	6/30/22	8,000	7,968
General Motors Financial Co. Inc.	3.700%	5/9/23	10,700	10,847
General Motors Financial Co. Inc.	4.250%	5/15/23	9,132	9,547
General Motors Financial Co. Inc.	3.950%	4/13/24	13,300	13,472
General Motors Financial Co. Inc.	4.000%	1/15/25	9,100	9,106
General Motors Financial Co. Inc.	4.300%	7/13/25	8,964	9,141
General Motors Financial Co. Inc.	5.250%	3/1/26	5,940	6,402
General Motors Financial Co. Inc.	4.000%	10/6/26	9,520	9,468
General Motors Financial Co. Inc.	4.350%	1/17/27	14,737	14,874

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Harley-Davidson Inc.	3.500%	7/28/25	7,325	7,469
Harley-Davidson Inc.	4.625%	7/28/45	5,360	5,586
Harman International Industries Inc.	4.150%	5/15/25	4,125	4,311
Home Depot Inc.	2.000%	6/15/19	10,775	10,848
Home Depot Inc.	1.800%	6/5/20	15,000	14,996
Home Depot Inc.	3.950%	9/15/20	5,225	5,532
Home Depot Inc.	2.000%	4/1/21	9,409	9,389
Home Depot Inc.	4.400%	4/1/21	34,173	36,805
Home Depot Inc.	2.625%	6/1/22	15,850	16,089
Home Depot Inc.	2.700%	4/1/23	3,715	3,765
Home Depot Inc.	3.750%	2/15/24	10,973	11,652
Home Depot Inc.	3.350%	9/15/25	1,705	1,769
Home Depot Inc.	3.000%	4/1/26	10,750	10,791
Home Depot Inc.	2.125%	9/15/26	7,800	7,291
Home Depot Inc.	5.875%	12/16/36	33,588	43,694
Home Depot Inc.	5.400%	9/15/40	5,668	6,995
Home Depot Inc.	5.950%	4/1/41	12,053	15,939
Home Depot Inc.	4.200%	4/1/43	17,550	18,540
Home Depot Inc.	4.875%	2/15/44	11,699	13,529
Home Depot Inc.	4.400%	3/15/45	5,717	6,237
Home Depot Inc.	4.250%	4/1/46	14,408	15,476
Home Depot Inc.	3.900%	6/15/47	6,150	6,223
Home Depot Inc.	3.500%	9/15/56	7,875	7,153
Hyatt Hotels Corp.	5.375%	8/15/21	1,347	1,473
Hyatt Hotels Corp.	3.375%	7/15/23	3,646	3,705
Hyatt Hotels Corp.	4.850%	3/15/26	1,700	1,856
JD.com Inc.	3.875%	4/29/26	620	614
Kohl's Corp.	4.000%	11/1/21	7,255	7,426
Kohl's Corp.	3.250%	2/1/23	2,518	2,414
Kohl's Corp.	4.750%	12/15/23	2,113	2,164
Kohl's Corp.	4.250%	7/17/25	6,875	6,760
Kohl's Corp.	5.550%	7/17/45	4,000	3,670
Lear Corp.	4.750%	1/15/23	1,800	1,850
Lear Corp.	5.250%	1/15/25	7,262	7,680
Lowe's Cos. Inc.	1.150%	4/15/19	4,800	4,750
Lowe's Cos. Inc.	4.625%	4/15/20	350	371
Lowe's Cos. Inc.	3.750%	4/15/21	2,000	2,110
Lowe's Cos. Inc.	3.800%	11/15/21	2,350	2,496
Lowe's Cos. Inc.	3.120%	4/15/22	9,175	9,476
Lowe's Cos. Inc.	3.875%	9/15/23	14,494	15,571
Lowe's Cos. Inc.	3.125%	9/15/24	13,069	13,343
Lowe's Cos. Inc.	3.375%	9/15/25	10,905	11,232
Lowe's Cos. Inc.	2.500%	4/15/26	11,867	11,412
Lowe's Cos. Inc.	3.100%	5/3/27	10,000	9,966
Lowe's Cos. Inc.	6.500%	3/15/29	1,099	1,432
Lowe's Cos. Inc.	4.650%	4/15/42	17,487	19,256
Lowe's Cos. Inc.	4.250%	9/15/44	3,555	3,712
Lowe's Cos. Inc.	4.375%	9/15/45	9,655	10,242
Lowe's Cos. Inc.	3.700%	4/15/46	15,396	14,834
Lowe's Cos. Inc.	4.050%	5/3/47	20,325	20,706
Macy's Retail Holdings Inc.	3.450%	1/15/21	2,735	2,727
Macy's Retail Holdings Inc.	3.875%	1/15/22	1,083	1,074
Macy's Retail Holdings Inc.	2.875%	2/15/23	13,825	12,671
Macy's Retail Holdings Inc.	4.375%	9/1/23	4,310	4,229
Macy's Retail Holdings Inc.	3.625%	6/1/24	1,375	1,265
Macy's Retail Holdings Inc.	6.650%	7/15/24	105	114
Macy's Retail Holdings Inc.	6.900%	4/1/29	14,560	15,461
Macy's Retail Holdings Inc.	6.900%	1/15/32	25	26
Macy's Retail Holdings Inc.	6.700%	7/15/34	118	124
Macy's Retail Holdings Inc.	4.500%	12/15/34	6,650	5,516
Macy's Retail Holdings Inc.	6.375%	3/15/37	4,275	4,333
Magna International Inc.	3.625%	6/15/24	7,277	7,477
Magna International Inc.	4.150%	10/1/25	1,350	1,435
Marriott International Inc.	3.000%	3/1/19	2,871	2,915

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marriott International Inc.	3.375%	10/15/20	9,108	9,401
Marriott International Inc.	2.875%	3/1/21	4,550	4,616
Marriott International Inc.	3.125%	10/15/21	3,992	4,083
Marriott International Inc.	2.300%	1/15/22	3,000	2,959
Marriott International Inc.	3.250%	9/15/22	3,000	3,065
Marriott International Inc.	3.750%	3/15/25	4,300	4,427
Marriott International Inc.	3.750%	10/1/25	5,060	5,201
Marriott International Inc.	3.125%	6/15/26	7,130	7,018
Mastercard Inc.	2.000%	4/1/19	7,275	7,325
Mastercard Inc.	2.000%	11/21/21	5,250	5,207
Mastercard Inc.	3.375%	4/1/24	9,565	9,966
Mastercard Inc.	2.950%	11/21/26	8,340	8,360
Mastercard Inc.	3.800%	11/21/46	4,915	5,000
McDonald's Corp.	5.800%	10/15/17	5,798	5,863
McDonald's Corp.	2.100%	12/7/18	2,405	2,419
McDonald's Corp.	5.000%	2/1/19	4,065	4,258
McDonald's Corp.	1.875%	5/29/19	7,110	7,105
McDonald's Corp.	3.500%	7/15/20	115	120
McDonald's Corp.	2.750%	12/9/20	6,468	6,592
McDonald's Corp.	3.625%	5/20/21	870	910
McDonald's Corp.	2.625%	1/15/22	13,770	13,856
McDonald's Corp.	3.250%	6/10/24	125	128
McDonald's Corp.	3.375%	5/26/25	8,540	8,697
McDonald's Corp.	3.700%	1/30/26	17,854	18,477
McDonald's Corp.	3.500%	3/1/27	10,000	10,164
McDonald's Corp.	4.700%	12/9/35	12,025	13,078
McDonald's Corp.	6.300%	10/15/37	4,878	6,336
McDonald's Corp.	6.300%	3/1/38	11,200	14,421
McDonald's Corp.	5.700%	2/1/39	10,552	12,661
McDonald's Corp.	3.700%	2/15/42	6,289	5,881
McDonald's Corp.	3.625%	5/1/43	5,133	4,784
McDonald's Corp.	4.600%	5/26/45	6,244	6,692
McDonald's Corp.	4.875%	12/9/45	18,200	20,252
McDonald's Corp.	4.450%	3/1/47	6,425	6,783
NIKE Inc.	2.250%	5/1/23	430	425
NIKE Inc.	2.375%	11/1/26	13,350	12,655
NIKE Inc.	3.625%	5/1/43	5,218	5,008
NIKE Inc.	3.875%	11/1/45	12,753	12,846
NIKE Inc.	3.375%	11/1/46	4,000	3,686
Nordstrom Inc.	4.750%	5/1/20	4,525	4,733
Nordstrom Inc.	4.000%	10/15/21	9,716	9,970
Nordstrom Inc.	4.000%	3/15/27	6,250	6,112
Nordstrom Inc.	6.950%	3/15/28	1,250	1,351
Nordstrom Inc.	5.000%	1/15/44	10,910	10,413
NVR Inc.	3.950%	9/15/22	6,061	6,295
O'Reilly Automotive Inc.	4.875%	1/14/21	900	965
O'Reilly Automotive Inc.	4.625%	9/15/21	5,593	6,031
O'Reilly Automotive Inc.	3.800%	9/1/22	3,991	4,180
O'Reilly Automotive Inc.	3.850%	6/15/23	6,625	6,901
O'Reilly Automotive Inc.	3.550%	3/15/26	1,750	1,762
PACCAR Financial Corp.	1.750%	8/14/18	1,100	1,102
PACCAR Financial Corp.	1.300%	5/10/19	6,400	6,342
PACCAR Financial Corp.	2.200%	9/15/19	2,350	2,360
PACCAR Financial Corp.	2.500%	8/14/20	3,200	3,232
PACCAR Financial Corp.	2.250%	2/25/21	3,000	2,996
Priceline Group Inc.	3.650%	3/15/25	3,625	3,713
Priceline Group Inc.	3.600%	6/1/26	20,755	20,991
QVC Inc.	3.125%	4/1/19	3,165	3,199
QVC Inc.	5.125%	7/2/22	2,260	2,389
QVC Inc.	4.375%	3/15/23	1,070	1,082
QVC Inc.	4.850%	4/1/24	6,763	6,911
QVC Inc.	4.450%	2/15/25	700	694
QVC Inc.	5.450%	8/15/34	2,925	2,780
QVC Inc.	5.950%	3/15/43	4,423	4,231

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ralph Lauren Corp.	2.125%	9/26/18	2,900	2,918
Ralph Lauren Corp.	2.625%	8/18/20	3,000	3,043
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	4,500	4,972
Signet UK Finance plc	4.700%	6/15/24	2,640	2,554
Staples Inc.	4.375%	1/12/23	3,300	3,341
Starbucks Corp.	2.000%	12/5/18	4,905	4,933
Starbucks Corp.	2.100%	2/4/21	6,450	6,475
Starbucks Corp.	2.700%	6/15/22	3,675	3,747
Starbucks Corp.	3.850%	10/1/23	3,380	3,632
Starbucks Corp.	2.450%	6/15/26	6,100	5,866
Starbucks Corp.	4.300%	6/15/45	3,631	3,993
Target Corp.	2.300%	6/26/19	9,960	10,078
Target Corp.	3.875%	7/15/20	750	792
Target Corp.	2.900%	1/15/22	10,415	10,701
Target Corp.	3.500%	7/1/24	13,390	13,869
Target Corp.	2.500%	4/15/26	7,350	6,964
Target Corp.	6.350%	11/1/32	5,691	7,295
Target Corp.	6.500%	10/15/37	5,137	6,812
Target Corp.	7.000%	1/15/38	5,020	6,999
Target Corp.	4.000%	7/1/42	14,449	14,264
Target Corp.	3.625%	4/15/46	9,700	9,046
TJX Cos. Inc.	2.750%	6/15/21	8,570	8,731
TJX Cos. Inc.	2.500%	5/15/23	2,650	2,632
TJX Cos. Inc.	2.250%	9/15/26	17,300	16,118
Toyota Motor Credit Corp.	2.000%	10/24/18	5,875	5,906
Toyota Motor Credit Corp.	1.700%	1/9/19	8,000	7,998
Toyota Motor Credit Corp.	2.100%	1/17/19	10,225	10,284
Toyota Motor Credit Corp.	1.700%	2/19/19	14,070	14,084
Toyota Motor Credit Corp.	1.400%	5/20/19	19,450	19,334
Toyota Motor Credit Corp.	2.125%	7/18/19	14,985	15,089
Toyota Motor Credit Corp.	1.550%	10/18/19	1,700	1,693
Toyota Motor Credit Corp.	2.150%	3/12/20	18,900	19,008
Toyota Motor Credit Corp.	1.950%	4/17/20	7,650	7,650
Toyota Motor Credit Corp.	4.500%	6/17/20	10,285	10,987
Toyota Motor Credit Corp.	4.250%	1/11/21	2,575	2,747
Toyota Motor Credit Corp.	1.900%	4/8/21	16,300	16,132
Toyota Motor Credit Corp.	2.750%	5/17/21	7,275	7,393
Toyota Motor Credit Corp.	3.400%	9/15/21	10,556	10,997
Toyota Motor Credit Corp.	2.600%	1/11/22	11,850	11,937
Toyota Motor Credit Corp.	3.300%	1/12/22	15,961	16,533
Toyota Motor Credit Corp.	2.800%	7/13/22	3,283	3,337
Toyota Motor Credit Corp.	2.625%	1/10/23	8,675	8,678
Toyota Motor Credit Corp.	2.250%	10/18/23	4,000	3,893
Toyota Motor Credit Corp.	2.900%	4/17/24	6,200	6,222
Toyota Motor Credit Corp.	3.200%	1/11/27	7,659	7,740
VF Corp.	3.500%	9/1/21	5,750	5,994
VF Corp.	6.450%	11/1/37	5,169	6,848
Visa Inc.	2.200%	12/14/20	32,700	32,950
Visa Inc.	2.800%	12/14/22	30,465	31,023
Visa Inc.	3.150%	12/14/25	43,943	44,529
Visa Inc.	4.150%	12/14/35	13,885	15,059
Visa Inc.	4.300%	12/14/45	37,545	41,120
Wal-Mart Stores Inc.	1.950%	12/15/18	587	591
Wal-Mart Stores Inc.	3.625%	7/8/20	36,719	38,567
Wal-Mart Stores Inc.	3.250%	10/25/20	28,761	29,918
Wal-Mart Stores Inc.	4.250%	4/15/21	4,908	5,289
Wal-Mart Stores Inc.	2.550%	4/11/23	18,660	18,771
Wal-Mart Stores Inc.	3.300%	4/22/24	18,173	18,972
Wal-Mart Stores Inc.	5.875%	4/5/27	20,530	25,505
Wal-Mart Stores Inc.	7.550%	2/15/30	11,255	16,375
Wal-Mart Stores Inc.	5.250%	9/1/35	16,245	19,837
Wal-Mart Stores Inc.	6.200%	4/15/38	9,919	13,505
Wal-Mart Stores Inc.	5.625%	4/1/40	7,600	9,805

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.875%	7/8/40	6,975	8,246
Wal-Mart Stores Inc.	5.000%	10/25/40	9,380	11,302
Wal-Mart Stores Inc.	5.625%	4/15/41	23,296	30,160
Wal-Mart Stores Inc.	4.000%	4/11/43	10,972	11,586
Wal-Mart Stores Inc.	4.750%	10/2/43	18,592	22,017
Wal-Mart Stores Inc.	4.300%	4/22/44	9,532	10,581
Walgreen Co.	5.250%	1/15/19	3,862	4,041
Walgreen Co.	3.100%	9/15/22	11,722	11,954
Walgreen Co.	4.400%	9/15/42	7,750	7,770
Walgreens Boots Alliance Inc.	2.700%	11/18/19	13,380	13,594
Walgreens Boots Alliance Inc.	3.300%	11/18/21	12,635	13,014
Walgreens Boots Alliance Inc.	3.800%	11/18/24	14,083	14,624
Walgreens Boots Alliance Inc.	3.450%	6/1/26	25,450	25,391
Walgreens Boots Alliance Inc.	4.500%	11/18/34	3,290	3,430
Walgreens Boots Alliance Inc.	4.800%	11/18/44	18,349	19,563
Walgreens Boots Alliance Inc.	4.650%	6/1/46	14,925	15,651
Western Union Co.	3.650%	8/22/18	400	408
Western Union Co.	5.253%	4/1/20	4,026	4,275
Western Union Co.	3.600%	3/15/22	11,450	11,679
Western Union Co.	6.200%	11/17/36	3,373	3,572
Western Union Co.	6.200%	6/21/40	3,400	3,566
Wyndham Worldwide Corp.	4.250%	3/1/22	13,698	14,394
Wyndham Worldwide Corp.	3.900%	3/1/23	2,725	2,803
Wyndham Worldwide Corp.	5.100%	10/1/25	2,516	2,714
Wyndham Worldwide Corp.	4.500%	4/1/27	1,600	1,648
Consumer Noncyclical (4.3%)
Abbott Laboratories	2.000%	9/15/18	4,900	4,910
Abbott Laboratories	5.125%	4/1/19	14,628	15,395
Abbott Laboratories	2.350%	11/22/19	28,000	28,209
Abbott Laboratories	2.000%	3/15/20	6,500	6,479
Abbott Laboratories	4.125%	5/27/20	9,743	10,242
Abbott Laboratories	2.800%	9/15/20	5,650	5,737
Abbott Laboratories	2.900%	11/30/21	32,475	32,839
Abbott Laboratories	2.550%	3/15/22	7,050	6,998
Abbott Laboratories	3.250%	4/15/23	9,425	9,565
Abbott Laboratories	3.400%	11/30/23	25,000	25,595
Abbott Laboratories	2.950%	3/15/25	3,275	3,191
Abbott Laboratories	3.875%	9/15/25	3,400	3,495
Abbott Laboratories	3.750%	11/30/26	39,050	39,856
Abbott Laboratories	4.750%	11/30/36	22,260	24,269
Abbott Laboratories	6.150%	11/30/37	5,641	6,950
Abbott Laboratories	6.000%	4/1/39	1,425	1,744
Abbott Laboratories	5.300%	5/27/40	2,603	2,950
Abbott Laboratories	4.750%	4/15/43	8,050	8,504
Abbott Laboratories	4.900%	11/30/46	39,650	43,581
AbbVie Inc.	2.000%	11/6/18	14,975	15,037
AbbVie Inc.	2.500%	5/14/20	39,318	39,757
AbbVie Inc.	2.300%	5/14/21	9,825	9,789
AbbVie Inc.	2.900%	11/6/22	24,350	24,556
AbbVie Inc.	3.200%	11/6/22	23,892	24,471
AbbVie Inc.	2.850%	5/14/23	15,925	15,883
AbbVie Inc.	3.600%	5/14/25	38,325	39,087
AbbVie Inc.	3.200%	5/14/26	20,842	20,635
AbbVie Inc.	4.500%	5/14/35	22,899	24,162
AbbVie Inc.	4.300%	5/14/36	9,806	10,124
AbbVie Inc.	4.400%	11/6/42	28,683	29,424
AbbVie Inc.	4.700%	5/14/45	28,441	30,265
AbbVie Inc.	4.450%	5/14/46	20,650	21,254
Actavis Inc.	6.125%	8/15/19	5,410	5,848
Actavis Inc.	3.250%	10/1/22	17,192	17,542
Agilent Technologies Inc.	5.000%	7/15/20	8,405	9,029
Agilent Technologies Inc.	3.200%	10/1/22	6,200	6,299
Agilent Technologies Inc.	3.875%	7/15/23	5,781	6,045

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agilent Technologies Inc.	3.050%	9/22/26	7,775	7,543
Ahold Finance USA LLC	6.875%	5/1/29	855	1,076
Allergan Funding SCS	2.450%	6/15/19	4,100	4,124
Allergan Funding SCS	3.000%	3/12/20	35,896	36,537
Allergan Funding SCS	3.450%	3/15/22	25,354	26,062
Allergan Funding SCS	3.850%	6/15/24	13,211	13,758
Allergan Funding SCS	3.800%	3/15/25	50,324	51,972
Allergan Funding SCS	4.550%	3/15/35	28,060	29,994
Allergan Funding SCS	4.850%	6/15/44	19,500	21,211
Allergan Funding SCS	4.750%	3/15/45	12,848	13,905
Allergan Inc.	3.375%	9/15/20	835	856
Allergan Inc.	2.800%	3/15/23	4,250	4,206
Altria Group Inc.	9.250%	8/6/19	10,904	12,520
Altria Group Inc.	2.625%	1/14/20	18,443	18,705
Altria Group Inc.	4.750%	5/5/21	14,830	16,156
Altria Group Inc.	2.850%	8/9/22	18,520	18,776
Altria Group Inc.	2.950%	5/2/23	7,885	7,970
Altria Group Inc.	4.000%	1/31/24	11,162	11,890
Altria Group Inc.	2.625%	9/16/26	3,000	2,891
Altria Group Inc.	4.250%	8/9/42	11,188	11,534
Altria Group Inc.	4.500%	5/2/43	12,567	13,399
Altria Group Inc.	5.375%	1/31/44	17,773	21,279
Altria Group Inc.	3.875%	9/16/46	8,275	8,052
AmerisourceBergen Corp.	4.875%	11/15/19	5,395	5,730
AmerisourceBergen Corp.	3.500%	11/15/21	8,419	8,733
AmerisourceBergen Corp.	3.400%	5/15/24	5,725	5,869
AmerisourceBergen Corp.	3.250%	3/1/25	4,690	4,737
AmerisourceBergen Corp.	4.250%	3/1/45	4,609	4,667
Amgen Inc.	5.700%	2/1/19	18,038	19,126
Amgen Inc.	1.900%	5/10/19	16,650	16,657
Amgen Inc.	2.200%	5/22/19	13,943	14,028
Amgen Inc.	2.125%	5/1/20	8,835	8,840
Amgen Inc.	2.200%	5/11/20	12,250	12,309
Amgen Inc.	3.450%	10/1/20	2,216	2,300
Amgen Inc.	4.100%	6/15/21	13,330	14,132
Amgen Inc.	1.850%	8/19/21	8,265	8,082
Amgen Inc.	3.875%	11/15/21	8,855	9,329
Amgen Inc.	2.700%	5/1/22	5,320	5,342
Amgen Inc.	2.650%	5/11/22	6,000	6,019
Amgen Inc.	3.625%	5/15/22	16,679	17,409
Amgen Inc.	2.250%	8/19/23	14,550	14,208
Amgen Inc.	3.625%	5/22/24	10,280	10,722
Amgen Inc.	3.125%	5/1/25	9,082	9,097
Amgen Inc.	2.600%	8/19/26	12,850	12,166
Amgen Inc.	4.950%	10/1/41	6,090	6,680
Amgen Inc.	5.150%	11/15/41	250	279
Amgen Inc.	4.400%	5/1/45	23,498	24,254
Amgen Inc.	4.563%	6/15/48	33,582	35,071
Amgen Inc.	4.663%	6/15/51	48,124	51,027
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,020	3,171
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	53,206	53,300
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	14,230	14,321
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	75,454	76,461
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	29,946	29,742
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	72,425	74,512
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	11,900	12,458
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	112,152	115,566
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	67,029	73,483
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	11,885	11,786
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,780	7,389
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	120,353	136,415
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	18,542	20,172
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	12,600	13,981
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	36,587	39,627

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	9,765	10,526
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,624	2,808
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	4,050	4,271
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	33,594	33,549
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	3,018	4,699
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	17,000	19,215
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	21,005	20,366
8	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	26,868	28,649
	Archer-Daniels-Midland Co.	4.479%	3/1/21	5,118	5,522
	Archer-Daniels-Midland Co.	2.500%	8/11/26	11,202	10,715
	Archer-Daniels-Midland Co.	5.935%	10/1/32	3,305	4,055
	Archer-Daniels-Midland Co.	5.375%	9/15/35	2,438	2,885
	Archer-Daniels-Midland Co.	4.535%	3/26/42	3,700	4,106
	Archer-Daniels-Midland Co.	4.016%	4/16/43	7,344	7,637
	Ascension Health	3.945%	11/15/46	3,350	3,398
5	Ascension Health	4.847%	11/15/53	8,200	9,186
	AstraZeneca plc	1.750%	11/16/18	9,655	9,654
	AstraZeneca plc	1.950%	9/18/19	9,455	9,465
	AstraZeneca plc	2.375%	11/16/20	21,685	21,836
	AstraZeneca plc	2.375%	6/12/22	9,125	9,048
	AstraZeneca plc	3.375%	11/16/25	17,700	18,095
	AstraZeneca plc	3.125%	6/12/27	8,150	8,091
	AstraZeneca plc	6.450%	9/15/37	25,044	33,817
	AstraZeneca plc	4.000%	9/18/42	9,161	9,260
	AstraZeneca plc	4.375%	11/16/45	5,839	6,279
	Baxalta Inc.	2.875%	6/23/20	9,365	9,488
	Baxalta Inc.	3.600%	6/23/22	4,765	4,934
	Baxalta Inc.	4.000%	6/23/25	17,212	17,951
	Baxalta Inc.	5.250%	6/23/45	9,385	11,028
	Baxter International Inc.	1.700%	8/15/21	7,350	7,167
	Baxter International Inc.	2.600%	8/15/26	2,525	2,404
	Baxter International Inc.	3.500%	8/15/46	4,550	4,065
	Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	4,750	4,888
	Beam Suntory Inc.	3.250%	5/15/22	2,050	2,095
	Beam Suntory Inc.	3.250%	6/15/23	550	555
	Becton Dickinson & Co.	2.133%	6/6/19	7,250	7,269
	Becton Dickinson & Co.	2.675%	12/15/19	10,267	10,393
	Becton Dickinson & Co.	2.404%	6/5/20	10,025	10,033
	Becton Dickinson & Co.	3.250%	11/12/20	6,349	6,494
	Becton Dickinson & Co.	3.125%	11/8/21	9,293	9,454
	Becton Dickinson & Co.	2.894%	6/6/22	18,380	18,327
	Becton Dickinson & Co.	3.300%	3/1/23	3,950	3,975
	Becton Dickinson & Co.	3.875%	5/15/24	100	101
	Becton Dickinson & Co.	3.363%	6/6/24	11,400	11,360
	Becton Dickinson & Co.	3.734%	12/15/24	11,607	11,814
	Becton Dickinson & Co.	3.700%	6/6/27	24,600	24,498
	Becton Dickinson & Co.	5.000%	11/12/40	2,875	3,033
	Becton Dickinson & Co.	4.875%	5/15/44	650	675
	Becton Dickinson & Co.	4.685%	12/15/44	17,850	18,590
	Becton Dickinson & Co.	4.669%	6/6/47	8,775	9,043
	Bestfoods	7.250%	12/15/26	250	331
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	500	533
	Biogen Inc.	2.900%	9/15/20	20,131	20,541
	Biogen Inc.	3.625%	9/15/22	9,329	9,759
	Biogen Inc.	4.050%	9/15/25	21,425	22,632
	Biogen Inc.	5.200%	9/15/45	25,391	29,091
	Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	2,300	2,439
	Boston Scientific Corp.	2.650%	10/1/18	9,650	9,729
	Boston Scientific Corp.	6.000%	1/15/20	9,984	10,863
	Boston Scientific Corp.	3.375%	5/15/22	3,375	3,474
	Boston Scientific Corp.	4.125%	10/1/23	2,650	2,798
	Boston Scientific Corp.	3.850%	5/15/25	10,550	10,889
	Boston Scientific Corp.	7.000%	11/15/35	7,275	9,283
	Boston Scientific Corp.	7.375%	1/15/40	1,355	1,820

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bristol-Myers Squibb Co.	1.600%	2/27/19	6,225	6,217
	Bristol-Myers Squibb Co.	1.750%	3/1/19	1,870	1,875
	Bristol-Myers Squibb Co.	2.000%	8/1/22	12,965	12,756
	Bristol-Myers Squibb Co.	7.150%	6/15/23	400	490
	Bristol-Myers Squibb Co.	3.250%	11/1/23	1,700	1,762
	Bristol-Myers Squibb Co.	3.250%	8/1/42	6,621	6,013
	Brown-Forman Corp.	4.500%	7/15/45	4,025	4,368
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,880	7,690
	Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,900	2,970
	Bunge Ltd. Finance Corp.	3.250%	8/15/26	4,800	4,570
	Campbell Soup Co.	4.250%	4/15/21	1,641	1,748
	Campbell Soup Co.	2.500%	8/2/22	1,425	1,419
	Campbell Soup Co.	3.300%	3/19/25	3,225	3,258
	Campbell Soup Co.	3.800%	8/2/42	3,328	3,181
	Cardinal Health Inc.	1.948%	6/14/19	8,000	8,008
	Cardinal Health Inc.	4.625%	12/15/20	12,165	13,052
	Cardinal Health Inc.	2.616%	6/15/22	5,200	5,204
	Cardinal Health Inc.	3.200%	6/15/22	3,350	3,424
	Cardinal Health Inc.	3.200%	3/15/23	8,033	8,201
	Cardinal Health Inc.	3.079%	6/15/24	4,500	4,514
	Cardinal Health Inc.	3.500%	11/15/24	500	511
	Cardinal Health Inc.	3.750%	9/15/25	3,800	3,933
	Cardinal Health Inc.	3.410%	6/15/27	14,565	14,601
	Cardinal Health Inc.	4.600%	3/15/43	1,300	1,347
	Cardinal Health Inc.	4.500%	11/15/44	3,525	3,636
	Cardinal Health Inc.	4.900%	9/15/45	4,120	4,534
	Cardinal Health Inc.	4.368%	6/15/47	6,000	6,210
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	4,987	4,881
5	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,175	8,423
	Celgene Corp.	2.125%	8/15/18	6,500	6,538
	Celgene Corp.	2.300%	8/15/18	2,925	2,942
	Celgene Corp.	2.250%	5/15/19	7,775	7,826
	Celgene Corp.	2.875%	8/15/20	16,443	16,812
	Celgene Corp.	3.950%	10/15/20	16,616	17,495
	Celgene Corp.	3.250%	8/15/22	7,975	8,199
	Celgene Corp.	3.550%	8/15/22	6,455	6,719
	Celgene Corp.	4.000%	8/15/23	5,345	5,663
	Celgene Corp.	3.625%	5/15/24	13,075	13,545
	Celgene Corp.	3.875%	8/15/25	22,586	23,601
	Celgene Corp.	5.700%	10/15/40	4,525	5,265
	Celgene Corp.	5.250%	8/15/43	3,830	4,337
	Celgene Corp.	4.625%	5/15/44	8,680	9,123
	Celgene Corp.	5.000%	8/15/45	19,375	21,840
	Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	2,100	2,249
	Church & Dwight Co. Inc.	2.450%	12/15/19	4,825	4,841
	City of Hope	5.623%	11/15/43	1,790	2,199
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	4,785	4,860
	Clorox Co.	3.800%	11/15/21	450	474
	Clorox Co.	3.050%	9/15/22	4,472	4,576
	Clorox Co.	3.500%	12/15/24	7,925	8,187
	Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	8,300	8,491
	Coca-Cola Co.	1.650%	11/1/18	21,704	21,773
	Coca-Cola Co.	1.375%	5/30/19	5,100	5,080
	Coca-Cola Co.	1.875%	10/27/20	5,725	5,712
	Coca-Cola Co.	2.450%	11/1/20	15,120	15,364
	Coca-Cola Co.	3.150%	11/15/20	8,364	8,693
	Coca-Cola Co.	1.550%	9/1/21	10,200	9,959
	Coca-Cola Co.	3.300%	9/1/21	3,727	3,895
	Coca-Cola Co.	2.200%	5/25/22	5,350	5,333
	Coca-Cola Co.	2.500%	4/1/23	1,600	1,604
	Coca-Cola Co.	3.200%	11/1/23	14,719	15,249
	Coca-Cola Co.	2.875%	10/27/25	18,095	18,221
	Coca-Cola Co.	2.550%	6/1/26	5,100	4,941
	Coca-Cola Co.	2.250%	9/1/26	10,500	9,938

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Coca-Cola Co.	2.900%	5/25/27	8,500	8,435
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,800	6,025
	Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,612
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,045	2,183
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	600	602
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,302	1,378
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	11,600	12,172
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	12,925	14,937
	Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	4,861	6,171
	Colgate-Palmolive Co.	1.750%	3/15/19	2,200	2,206
	Colgate-Palmolive Co.	2.450%	11/15/21	6,000	6,075
	Colgate-Palmolive Co.	2.300%	5/3/22	7,160	7,186
	Colgate-Palmolive Co.	1.950%	2/1/23	9,500	9,343
	Colgate-Palmolive Co.	2.100%	5/1/23	5,133	5,034
	Colgate-Palmolive Co.	3.250%	3/15/24	3,450	3,572
	Colgate-Palmolive Co.	4.000%	8/15/45	7,132	7,399
	Conagra Brands Inc.	3.250%	9/15/22	9,012	9,111
	Conagra Brands Inc.	3.200%	1/25/23	8,041	8,103
	Conagra Brands Inc.	7.000%	10/1/28	1,020	1,282
	Conagra Brands Inc.	8.250%	9/15/30	5,849	7,914
	Constellation Brands Inc.	3.875%	11/15/19	5,690	5,910
	Constellation Brands Inc.	3.750%	5/1/21	5,255	5,465
	Constellation Brands Inc.	6.000%	5/1/22	5,880	6,711
	Constellation Brands Inc.	2.700%	5/9/22	5,400	5,387
	Constellation Brands Inc.	4.250%	5/1/23	17,800	19,024
	Constellation Brands Inc.	4.750%	11/15/24	10,760	11,728
	Constellation Brands Inc.	4.750%	12/1/25	3,050	3,340
	Constellation Brands Inc.	3.700%	12/6/26	7,450	7,580
	Constellation Brands Inc.	3.500%	5/9/27	4,700	4,718
	Constellation Brands Inc.	4.500%	5/9/47	2,800	2,898
	Covidien International Finance SA	4.200%	6/15/20	6,025	6,384
	Covidien International Finance SA	3.200%	6/15/22	15,950	16,488
	CR Bard Inc.	4.400%	1/15/21	2,512	2,631
	CR Bard Inc.	3.000%	5/15/26	2,875	2,875
	CR Bard Inc.	6.700%	12/1/26	3,450	4,147
	Danaher Corp.	1.650%	9/15/18	6,100	6,103
	Danaher Corp.	2.400%	9/15/20	4,950	5,009
	Danaher Corp.	3.350%	9/15/25	5,100	5,308
	Danaher Corp.	4.375%	9/15/45	5,100	5,574
	Delhaize America LLC	9.000%	4/15/31	4,305	6,300
	Diageo Capital plc	4.828%	7/15/20	5,795	6,249
	Diageo Capital plc	2.625%	4/29/23	15,376	15,446
	Diageo Capital plc	5.875%	9/30/36	2,622	3,350
	Diageo Capital plc	3.875%	4/29/43	5,706	5,737
	Diageo Investment Corp.	2.875%	5/11/22	16,025	16,380
	Diageo Investment Corp.	7.450%	4/15/35	1,250	1,813
	Diageo Investment Corp.	4.250%	5/11/42	4,347	4,622
	Dignity Health California GO	2.637%	11/1/19	3,000	3,035
	Dignity Health California GO	3.125%	11/1/22	2,100	2,104
	Dignity Health California GO	3.812%	11/1/24	2,175	2,209
	Dignity Health California GO	4.500%	11/1/42	7,275	6,903
	Dignity Health California GO	5.267%	11/1/64	2,075	2,128
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	6,715	6,781
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,320	1,314
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	4,072	4,060
	Dr Pepper Snapple Group Inc.	3.130%	12/15/23	3,800	3,856
	Dr Pepper Snapple Group Inc.	3.400%	11/15/25	500	507
	Dr Pepper Snapple Group Inc.	2.550%	9/15/26	4,220	3,971
	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	5,200	5,213
8	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	1,700	1,714
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	678	951
8	Dr Pepper Snapple Group Inc.	4.500%	11/15/45	4,200	4,442
	Duke University Health System Inc.	3.920%	6/1/47	6,005	6,066
	Edwards Lifesciences Corp.	2.875%	10/15/18	4,550	4,593

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eli Lilly & Co.	1.950%	3/15/19	9,424	9,468
Eli Lilly & Co.	2.350%	5/15/22	1,750	1,753
Eli Lilly & Co.	2.750%	6/1/25	7,795	7,778
Eli Lilly & Co.	3.100%	5/15/27	9,225	9,295
Eli Lilly & Co.	5.550%	3/15/37	3,994	4,942
Eli Lilly & Co.	3.700%	3/1/45	9,590	9,471
Eli Lilly & Co.	3.950%	5/15/47	9,200	9,558
Estee Lauder Cos. Inc.	1.800%	2/7/20	10,000	10,001
Estee Lauder Cos. Inc.	1.700%	5/10/21	5,350	5,256
Estee Lauder Cos. Inc.	3.150%	3/15/27	6,150	6,201
Estee Lauder Cos. Inc.	6.000%	5/15/37	2,897	3,634
Estee Lauder Cos. Inc.	4.375%	6/15/45	5,343	5,732
Estee Lauder Cos. Inc.	4.150%	3/15/47	6,700	7,014
Express Scripts Holding Co.	3.300%	2/25/21	22,500	23,036
Express Scripts Holding Co.	4.750%	11/15/21	11,373	12,297
Express Scripts Holding Co.	3.900%	2/15/22	17,212	18,019
Express Scripts Holding Co.	3.000%	7/15/23	13,637	13,593
Express Scripts Holding Co.	3.500%	6/15/24	5,112	5,159
Express Scripts Holding Co.	4.500%	2/25/26	18,505	19,576
Express Scripts Holding Co.	3.400%	3/1/27	17,155	16,685
Express Scripts Holding Co.	6.125%	11/15/41	2,694	3,215
Express Scripts Holding Co.	4.800%	7/15/46	24,819	25,399
Flowers Foods Inc.	4.375%	4/1/22	8,075	8,617
Flowers Foods Inc.	3.500%	10/1/26	3,000	2,944
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	994
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,215	4,289
General Mills Inc.	5.650%	2/15/19	19,143	20,285
General Mills Inc.	2.200%	10/21/19	9,100	9,156
General Mills Inc.	3.150%	12/15/21	10,078	10,365
General Mills Inc.	3.650%	2/15/24	1,000	1,043
General Mills Inc.	3.200%	2/10/27	6,575	6,521
General Mills Inc.	5.400%	6/15/40	4,350	5,070
General Mills Inc.	4.150%	2/15/43	2,875	2,860
Gilead Sciences Inc.	1.850%	9/4/18	11,100	11,126
Gilead Sciences Inc.	2.050%	4/1/19	5,505	5,527
Gilead Sciences Inc.	2.550%	9/1/20	17,584	17,811
Gilead Sciences Inc.	4.500%	4/1/21	10,981	11,821
Gilead Sciences Inc.	4.400%	12/1/21	21,609	23,312
Gilead Sciences Inc.	1.950%	3/1/22	4,750	4,651
Gilead Sciences Inc.	3.250%	9/1/22	8,400	8,699
Gilead Sciences Inc.	2.500%	9/1/23	8,400	8,273
Gilead Sciences Inc.	3.700%	4/1/24	26,600	27,744
Gilead Sciences Inc.	3.500%	2/1/25	11,219	11,504
Gilead Sciences Inc.	3.650%	3/1/26	24,830	25,516
Gilead Sciences Inc.	2.950%	3/1/27	12,275	11,892
Gilead Sciences Inc.	4.600%	9/1/35	7,625	8,188
Gilead Sciences Inc.	4.000%	9/1/36	5,250	5,269
Gilead Sciences Inc.	5.650%	12/1/41	9,335	11,272
Gilead Sciences Inc.	4.800%	4/1/44	19,940	22,012
Gilead Sciences Inc.	4.500%	2/1/45	20,002	21,171
Gilead Sciences Inc.	4.750%	3/1/46	24,327	26,576
Gilead Sciences Inc.	4.150%	3/1/47	22,350	22,492
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	8,875	8,974
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,773	4,493
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	25,524	34,651
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	4,500	4,799
GlaxoSmithKline Capital plc	2.850%	5/8/22	8,506	8,692
Hackensack Meridian Health	4.500%	7/1/57	3,050	3,218
Hasbro Inc.	3.150%	5/15/21	1,500	1,530
Hasbro Inc.	6.350%	3/15/40	5,026	6,141
Hasbro Inc.	5.100%	5/15/44	5,070	5,383
Hershey Co.	1.600%	8/21/18	3,225	3,228
Hershey Co.	4.125%	12/1/20	6,295	6,721
Hershey Co.	2.625%	5/1/23	7,400	7,426

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hershey Co.	3.200%	8/21/25	3,120	3,167
Hershey Co.	2.300%	8/15/26	3,000	2,820
Hershey Co.	7.200%	8/15/27	14	18
Hillshire Brands Co.	4.100%	9/15/20	2,002	2,096
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	5,641	5,951
Ingredion Inc.	4.625%	11/1/20	1,185	1,265
Ingredion Inc.	3.200%	10/1/26	5,435	5,353
JM Smucker Co.	2.500%	3/15/20	10,375	10,479
JM Smucker Co.	3.500%	10/15/21	7,225	7,522
JM Smucker Co.	3.000%	3/15/22	3,595	3,663
JM Smucker Co.	3.500%	3/15/25	9,945	10,194
JM Smucker Co.	4.250%	3/15/35	5,800	6,025
JM Smucker Co.	4.375%	3/15/45	6,625	6,956
Johns Hopkins Health System Corp.	3.837%	5/15/46	5,000	5,013
Johnson & Johnson	5.150%	7/15/18	10,209	10,589
Johnson & Johnson	1.650%	12/5/18	13,556	13,570
Johnson & Johnson	1.125%	3/1/19	6,050	6,011
Johnson & Johnson	1.875%	12/5/19	6,500	6,521
Johnson & Johnson	2.950%	9/1/20	4,146	4,290
Johnson & Johnson	1.650%	3/1/21	10,980	10,873
Johnson & Johnson	2.450%	12/5/21	7,025	7,137
Johnson & Johnson	2.250%	3/3/22	12,000	12,070
Johnson & Johnson	2.050%	3/1/23	9,250	9,143
Johnson & Johnson	3.375%	12/5/23	8,350	8,868
Johnson & Johnson	2.450%	3/1/26	20,530	20,027
Johnson & Johnson	2.950%	3/3/27	12,150	12,324
Johnson & Johnson	6.950%	9/1/29	3,920	5,343
Johnson & Johnson	4.950%	5/15/33	5,025	6,041
Johnson & Johnson	4.375%	12/5/33	19,349	22,201
Johnson & Johnson	3.550%	3/1/36	10,175	10,509
Johnson & Johnson	3.625%	3/3/37	13,000	13,564
Johnson & Johnson	5.950%	8/15/37	9,471	12,747
Johnson & Johnson	5.850%	7/15/38	4,292	5,752
Johnson & Johnson	4.500%	9/1/40	6,771	7,708
Johnson & Johnson	4.850%	5/15/41	210	254
Johnson & Johnson	4.500%	12/5/43	2,605	3,001
Johnson & Johnson	3.700%	3/1/46	14,837	15,174
Johnson & Johnson	3.750%	3/3/47	14,675	15,314
Kaiser Foundation Hospitals	3.500%	4/1/22	3,365	3,516
Kaiser Foundation Hospitals	3.150%	5/1/27	5,900	5,915
Kaiser Foundation Hospitals	4.875%	4/1/42	8,475	9,702
Kaiser Foundation Hospitals	4.150%	5/1/47	14,000	14,457
Kellogg Co.	4.150%	11/15/19	1,300	1,364
Kellogg Co.	4.000%	12/15/20	8,125	8,570
Kellogg Co.	2.650%	12/1/23	10,800	10,619
Kellogg Co.	3.250%	4/1/26	6,425	6,396
Kellogg Co.	7.450%	4/1/31	900	1,216
Kellogg Co.	4.500%	4/1/46	13,350	13,782
Kimberly-Clark Corp.	6.250%	7/15/18	185	194
Kimberly-Clark Corp.	7.500%	11/1/18	1,500	1,612
Kimberly-Clark Corp.	1.400%	2/15/19	7,725	7,705
Kimberly-Clark Corp.	3.625%	8/1/20	8,444	8,826
Kimberly-Clark Corp.	3.875%	3/1/21	575	609
Kimberly-Clark Corp.	2.400%	3/1/22	6,125	6,117
Kimberly-Clark Corp.	2.400%	6/1/23	5,397	5,362
Kimberly-Clark Corp.	3.050%	8/15/25	4,130	4,183
Kimberly-Clark Corp.	2.750%	2/15/26	5,900	5,873
Kimberly-Clark Corp.	6.625%	8/1/37	2,128	2,981
Kimberly-Clark Corp.	5.300%	3/1/41	8,468	10,389
Kimberly-Clark Corp.	3.700%	6/1/43	2,485	2,403
Kimberly-Clark Corp.	3.200%	7/30/46	4,990	4,546
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,550	2,983
Koninklijke Philips NV	3.750%	3/15/22	10,350	10,892
Koninklijke Philips NV	5.000%	3/15/42	4,460	4,895

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kraft Foods Group Inc.	6.125%	8/23/18	15,341	16,072
	Kraft Foods Group Inc.	5.375%	2/10/20	8,438	9,095
	Kraft Foods Group Inc.	3.500%	6/6/22	16,556	17,101
	Kraft Foods Group Inc.	6.875%	1/26/39	14,751	18,898
	Kraft Foods Group Inc.	6.500%	2/9/40	5,155	6,394
	Kraft Foods Group Inc.	5.000%	6/4/42	24,962	26,424
	Kraft Heinz Foods Co.	2.000%	7/2/18	20,555	20,606
	Kraft Heinz Foods Co.	2.800%	7/2/20	19,329	19,598
	Kraft Heinz Foods Co.	3.500%	7/15/22	8,250	8,504
	Kraft Heinz Foods Co.	3.950%	7/15/25	19,935	20,515
	Kraft Heinz Foods Co.	3.000%	6/1/26	17,525	16,743
	Kraft Heinz Foods Co.	5.000%	7/15/35	8,415	9,080
	Kraft Heinz Foods Co.	5.200%	7/15/45	17,055	18,481
	Kraft Heinz Foods Co.	4.375%	6/1/46	33,655	32,752
	Kroger Co.	4.450%	2/1/47	12,900	12,422
	Laboratory Corp. of America Holdings	2.500%	11/1/18	2,025	2,040
	Laboratory Corp. of America Holdings	2.625%	2/1/20	2,825	2,844
	Laboratory Corp. of America Holdings	3.200%	2/1/22	6,405	6,517
	Laboratory Corp. of America Holdings	3.750%	8/23/22	1,040	1,080
	Laboratory Corp. of America Holdings	4.000%	11/1/23	1,800	1,878
	Laboratory Corp. of America Holdings	3.600%	2/1/25	9,100	9,208
	Laboratory Corp. of America Holdings	4.700%	2/1/45	9,003	9,355
	Life Technologies Corp.	6.000%	3/1/20	1,700	1,852
	Life Technologies Corp.	5.000%	1/15/21	3,725	3,989
	Mattel Inc.	2.350%	5/6/19	3,150	3,150
	Mattel Inc.	2.350%	8/15/21	3,450	3,380
	Mattel Inc.	3.150%	3/15/23	4,000	3,947
	Mattel Inc.	5.450%	11/1/41	4,288	4,488
5	Mayo Clinic	3.774%	11/15/43	6,502	6,472
5	Mayo Clinic	4.000%	11/15/47	3,775	3,852
5	Mayo Clinic	4.128%	11/15/52	1,975	2,100
	McCormick & Co. Inc.	3.900%	7/15/21	3,025	3,203
	McKesson Corp.	7.500%	2/15/19	3,484	3,778
	McKesson Corp.	2.284%	3/15/19	12,175	12,243
	McKesson Corp.	4.750%	3/1/21	10,320	11,081
	McKesson Corp.	2.700%	12/15/22	5,800	5,748
	McKesson Corp.	2.850%	3/15/23	250	249
	McKesson Corp.	3.796%	3/15/24	12,519	13,057
	McKesson Corp.	6.000%	3/1/41	4,439	5,415
	McKesson Corp.	4.883%	3/15/44	6,836	7,485
	Mead Johnson Nutrition Co.	4.900%	11/1/19	5,460	5,800
	Mead Johnson Nutrition Co.	3.000%	11/15/20	7,544	7,735
	Mead Johnson Nutrition Co.	4.125%	11/15/25	8,175	8,787
	Mead Johnson Nutrition Co.	5.900%	11/1/39	7,150	8,944
	Mead Johnson Nutrition Co.	4.600%	6/1/44	5,215	5,790
	Medtronic Global Holdings SCA	1.700%	3/28/19	1,850	1,851
	Medtronic Global Holdings SCA	3.350%	4/1/27	6,225	6,349
	Medtronic Inc.	5.600%	3/15/19	1,450	1,538
	Medtronic Inc.	2.500%	3/15/20	42,499	43,114
	Medtronic Inc.	4.450%	3/15/20	120	128
	Medtronic Inc.	3.125%	3/15/22	5,350	5,509
	Medtronic Inc.	3.150%	3/15/22	38,319	39,658
	Medtronic Inc.	2.750%	4/1/23	1,100	1,105
	Medtronic Inc.	3.625%	3/15/24	9,611	10,109
	Medtronic Inc.	3.500%	3/15/25	39,639	41,128
	Medtronic Inc.	4.375%	3/15/35	34,502	37,776
	Medtronic Inc.	6.500%	3/15/39	2,445	3,273
	Medtronic Inc.	5.550%	3/15/40	4,325	5,244
	Medtronic Inc.	4.500%	3/15/42	5,500	5,999
	Medtronic Inc.	4.625%	3/15/44	5,418	6,044
	Medtronic Inc.	4.625%	3/15/45	45,565	51,190
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,459
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,400	8,545
	Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	1,000	1,032

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Merck & Co. Inc.	1.850%	2/10/20	10,060	10,071
	Merck & Co. Inc.	3.875%	1/15/21	11,767	12,461
	Merck & Co. Inc.	2.350%	2/10/22	11,828	11,901
	Merck & Co. Inc.	2.400%	9/15/22	7,580	7,629
	Merck & Co. Inc.	2.800%	5/18/23	19,249	19,616
	Merck & Co. Inc.	2.750%	2/10/25	23,780	23,650
	Merck & Co. Inc.	6.500%	12/1/33	4,543	6,142
	Merck & Co. Inc.	6.550%	9/15/37	6,063	8,375
	Merck & Co. Inc.	3.600%	9/15/42	4,997	4,881
	Merck & Co. Inc.	4.150%	5/18/43	16,077	17,156
	Merck & Co. Inc.	3.700%	2/10/45	19,931	19,752
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	13,115	13,933
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	2,000	2,537
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,410	1,838
8	Molson Coors Brewing Co.	1.900%	3/15/19	7,200	7,191
	Molson Coors Brewing Co.	1.450%	7/15/19	4,580	4,527
8	Molson Coors Brewing Co.	2.250%	3/15/20	7,200	7,207
	Molson Coors Brewing Co.	2.100%	7/15/21	8,275	8,137
	Molson Coors Brewing Co.	3.500%	5/1/22	600	622
	Molson Coors Brewing Co.	3.000%	7/15/26	22,525	21,727
	Molson Coors Brewing Co.	5.000%	5/1/42	11,475	12,688
	Molson Coors Brewing Co.	4.200%	7/15/46	16,690	16,490
	Mondelez International Inc.	6.500%	2/9/40	6,485	8,299
	Mylan Inc.	2.550%	3/28/19	10,761	10,838
	Mylan Inc.	4.200%	11/29/23	14,493	15,190
	Mylan Inc.	5.400%	11/29/43	6,175	6,792
	Mylan NV	2.500%	6/7/19	6,525	6,566
	Mylan NV	3.150%	6/15/21	12,755	12,937
	Mylan NV	3.950%	6/15/26	19,800	20,056
	Mylan NV	5.250%	6/15/46	9,850	10,790
	New York & Presbyterian Hospital	4.024%	8/1/45	7,000	7,144
	New York & Presbyterian Hospital	4.063%	8/1/56	4,750	4,750
	Newell Brands Inc.	2.150%	10/15/18	3,200	3,209
	Newell Brands Inc.	2.875%	12/1/19	6,025	6,120
	Newell Brands Inc.	3.150%	4/1/21	15,340	15,705
	Newell Brands Inc.	4.000%	6/15/22	250	262
	Newell Brands Inc.	3.850%	4/1/23	17,678	18,551
	Newell Brands Inc.	4.000%	12/1/24	10,925	11,445
	Newell Brands Inc.	3.900%	11/1/25	4,625	4,805
	Newell Brands Inc.	4.200%	4/1/26	26,350	27,951
	Newell Brands Inc.	5.375%	4/1/36	6,435	7,480
	Newell Brands Inc.	5.500%	4/1/46	23,840	28,745
	Northwell Healthcare Inc.	3.979%	11/1/46	9,475	8,847
	Novartis Capital Corp.	1.800%	2/14/20	24,000	24,007
	Novartis Capital Corp.	4.400%	4/24/20	6,676	7,122
	Novartis Capital Corp.	2.400%	5/17/22	20,750	20,904
	Novartis Capital Corp.	2.400%	9/21/22	23,754	23,825
	Novartis Capital Corp.	3.400%	5/6/24	15,615	16,273
	Novartis Capital Corp.	3.000%	11/20/25	8,998	9,078
	Novartis Capital Corp.	3.100%	5/17/27	14,590	14,751
	Novartis Capital Corp.	3.700%	9/21/42	4,038	4,063
	Novartis Capital Corp.	4.400%	5/6/44	19,088	21,132
	Novartis Capital Corp.	4.000%	11/20/45	12,356	12,887
	Novartis Securities Investment Ltd.	5.125%	2/10/19	14,345	15,099
	NYU Hospitals Center	4.784%	7/1/44	4,425	4,861
5	NYU Hospitals Center	4.368%	7/1/47	5,600	5,842
	Partners Healthcare System Inc.	4.117%	7/1/55	3,125	3,116
	PepsiCo Inc.	2.250%	1/7/19	14,464	14,611
	PepsiCo Inc.	1.550%	5/2/19	12,750	12,746
	PepsiCo Inc.	1.350%	10/4/19	7,500	7,432
	PepsiCo Inc.	4.500%	1/15/20	8,247	8,812
	PepsiCo Inc.	1.850%	4/30/20	14,946	14,936
	PepsiCo Inc.	2.150%	10/14/20	20,310	20,506
	PepsiCo Inc.	3.125%	11/1/20	6,388	6,635

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	3.000%	8/25/21	12,712	13,128
	PepsiCo Inc.	1.700%	10/6/21	8,500	8,309
	PepsiCo Inc.	2.750%	3/5/22	11,590	11,835
	PepsiCo Inc.	2.250%	5/2/22	3,925	3,922
	PepsiCo Inc.	3.100%	7/17/22	5,525	5,710
	PepsiCo Inc.	2.750%	3/1/23	1,741	1,762
	PepsiCo Inc.	3.600%	3/1/24	7,473	7,884
	PepsiCo Inc.	2.750%	4/30/25	12,213	12,128
	PepsiCo Inc.	3.500%	7/17/25	11,170	11,663
	PepsiCo Inc.	2.850%	2/24/26	4,080	4,064
	PepsiCo Inc.	2.375%	10/6/26	10,380	9,883
	PepsiCo Inc.	5.500%	1/15/40	10,885	13,513
	PepsiCo Inc.	4.875%	11/1/40	4,716	5,446
	PepsiCo Inc.	4.000%	3/5/42	11,625	11,877
	PepsiCo Inc.	3.600%	8/13/42	7,243	6,939
	PepsiCo Inc.	4.250%	10/22/44	7,225	7,644
	PepsiCo Inc.	4.600%	7/17/45	8,195	9,134
	PepsiCo Inc.	4.450%	4/14/46	11,226	12,221
	PepsiCo Inc.	3.450%	10/6/46	9,825	9,250
	PepsiCo Inc.	4.000%	5/2/47	11,325	11,498
	PerkinElmer Inc.	5.000%	11/15/21	4,725	5,121
	Perrigo Finance Unlimited Co.	3.500%	3/15/21	2,023	2,082
	Perrigo Finance Unlimited Co.	3.500%	12/15/21	2,107	2,187
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	6,950	7,049
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	6,775	6,990
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	4,092	4,170
	Pfizer Inc.	2.100%	5/15/19	13,475	13,596
	Pfizer Inc.	1.450%	6/3/19	16,075	16,022
	Pfizer Inc.	1.700%	12/15/19	29,425	29,442
	Pfizer Inc.	1.950%	6/3/21	20,925	20,871
	Pfizer Inc.	2.200%	12/15/21	4,950	4,963
	Pfizer Inc.	3.000%	6/15/23	9,910	10,227
	Pfizer Inc.	3.400%	5/15/24	4,959	5,197
	Pfizer Inc.	2.750%	6/3/26	13,360	13,131
	Pfizer Inc.	3.000%	12/15/26	20,190	20,206
	Pfizer Inc.	4.000%	12/15/36	20,450	21,668
	Pfizer Inc.	7.200%	3/15/39	10,072	15,083
	Pfizer Inc.	4.300%	6/15/43	6,993	7,515
	Pfizer Inc.	4.400%	5/15/44	11,100	12,170
	Pfizer Inc.	4.125%	12/15/46	16,525	17,404
	Pharmacia LLC	6.600%	12/1/28	6,975	9,124
	Philip Morris International Inc.	1.875%	1/15/19	26,150	26,177
	Philip Morris International Inc.	1.625%	2/21/19	7,125	7,104
	Philip Morris International Inc.	1.375%	2/25/19	5,550	5,514
	Philip Morris International Inc.	2.000%	2/21/20	8,950	8,966
	Philip Morris International Inc.	4.500%	3/26/20	930	992
	Philip Morris International Inc.	1.875%	2/25/21	4,575	4,524
	Philip Morris International Inc.	4.125%	5/17/21	3,050	3,249
	Philip Morris International Inc.	2.900%	11/15/21	3,890	3,975
	Philip Morris International Inc.	2.500%	8/22/22	1,895	1,891
	Philip Morris International Inc.	2.625%	3/6/23	6,340	6,309
	Philip Morris International Inc.	2.125%	5/10/23	7,000	6,777
	Philip Morris International Inc.	3.600%	11/15/23	7,250	7,565
	Philip Morris International Inc.	3.250%	11/10/24	10,850	11,049
	Philip Morris International Inc.	3.375%	8/11/25	5,489	5,620
	Philip Morris International Inc.	2.750%	2/25/26	17,200	16,785
	Philip Morris International Inc.	6.375%	5/16/38	18,167	23,886
	Philip Morris International Inc.	4.375%	11/15/41	9,950	10,412
	Philip Morris International Inc.	4.500%	3/20/42	5,438	5,763
	Philip Morris International Inc.	3.875%	8/21/42	5,785	5,642
	Philip Morris International Inc.	4.125%	3/4/43	5,045	5,103
	Philip Morris International Inc.	4.875%	11/15/43	12,951	14,464
	Philip Morris International Inc.	4.250%	11/10/44	10,575	10,883
5	Procter & Gamble - Esop	9.360%	1/1/21	2,571	2,951

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	1.600%	11/15/18	6,700	6,712
Procter & Gamble Co.	1.900%	11/1/19	4,880	4,903
Procter & Gamble Co.	1.850%	2/2/21	3,250	3,236
Procter & Gamble Co.	1.700%	11/3/21	9,875	9,725
Procter & Gamble Co.	2.300%	2/6/22	9,648	9,745
Procter & Gamble Co.	3.100%	8/15/23	12,142	12,595
Procter & Gamble Co.	2.700%	2/2/26	6,950	6,918
Procter & Gamble Co.	2.450%	11/3/26	8,850	8,661
Procter & Gamble Co.	5.550%	3/5/37	1,817	2,433
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	2,000	1,920
Quest Diagnostics Inc.	2.700%	4/1/19	5,030	5,087
Quest Diagnostics Inc.	4.750%	1/30/20	2,650	2,817
Quest Diagnostics Inc.	2.500%	3/30/20	3,000	3,016
Quest Diagnostics Inc.	4.700%	4/1/21	2,000	2,148
Quest Diagnostics Inc.	4.250%	4/1/24	4,587	4,862
Quest Diagnostics Inc.	3.500%	3/30/25	5,420	5,467
Quest Diagnostics Inc.	3.450%	6/1/26	4,735	4,735
Quest Diagnostics Inc.	5.750%	1/30/40	1,368	1,529
Quest Diagnostics Inc.	4.700%	3/30/45	2,032	2,138
Reynolds American Inc.	8.125%	6/23/19	7,728	8,618
Reynolds American Inc.	6.875%	5/1/20	1,400	1,573
Reynolds American Inc.	3.250%	6/12/20	11,335	11,668
Reynolds American Inc.	4.000%	6/12/22	8,250	8,751
Reynolds American Inc.	4.850%	9/15/23	3,425	3,779
Reynolds American Inc.	4.450%	6/12/25	33,000	35,367
Reynolds American Inc.	5.700%	8/15/35	10,550	12,494
Reynolds American Inc.	7.250%	6/15/37	3,034	4,119
Reynolds American Inc.	8.125%	5/1/40	2,569	3,617
Reynolds American Inc.	7.000%	8/4/41	3,375	4,307
Reynolds American Inc.	5.850%	8/15/45	19,150	23,488
RWJ Barnabas Health Inc.	3.949%	7/1/46	4,600	4,558
Sanofi	4.000%	3/29/21	13,723	14,583
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	71,450	71,071
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	39,675	39,100
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	36,885	36,431
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	5,200	5,079
SSM Health Care Corp.	3.823%	6/1/27	5,200	5,322
Stryker Corp.	2.000%	3/8/19	6,425	6,444
Stryker Corp.	4.375%	1/15/20	811	855
Stryker Corp.	2.625%	3/15/21	20,325	20,529
Stryker Corp.	3.375%	5/15/24	11,300	11,589
Stryker Corp.	3.375%	11/1/25	9,725	9,884
Stryker Corp.	3.500%	3/15/26	8,865	9,079
Stryker Corp.	4.375%	5/15/44	4,075	4,214
Stryker Corp.	4.625%	3/15/46	10,385	11,295
Sysco Corp.	1.900%	4/1/19	4,700	4,699
Sysco Corp.	2.600%	10/1/20	5,575	5,640
Sysco Corp.	2.500%	7/15/21	4,750	4,763
Sysco Corp.	2.600%	6/12/22	1,150	1,154
Sysco Corp.	3.750%	10/1/25	4,075	4,233
Sysco Corp.	3.300%	7/15/26	8,250	8,161
Sysco Corp.	3.250%	7/15/27	10,000	9,840
Sysco Corp.	5.375%	9/21/35	6,230	7,213
Sysco Corp.	4.850%	10/1/45	3,865	4,256
Sysco Corp.	4.500%	4/1/46	5,115	5,394
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,892	6,081
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	11,225	11,181
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,720	2,021
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	5,720	5,904
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	12,969	12,966
Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	24,391	24,320
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	32,779	32,496
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	34,435	33,756
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	29,800	28,992

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	32,236	30,591
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	25,060	22,974
5	Texas Health Resources	4.330%	11/15/55	1,725	1,806
	The Kroger Co.	6.800%	12/15/18	2,185	2,331
	The Kroger Co.	2.000%	1/15/19	1,350	1,349
	The Kroger Co.	2.300%	1/15/19	11,790	11,842
	The Kroger Co.	1.500%	9/30/19	4,725	4,656
	The Kroger Co.	6.150%	1/15/20	11,699	12,807
	The Kroger Co.	3.300%	1/15/21	4,282	4,378
	The Kroger Co.	2.600%	2/1/21	3,594	3,592
	The Kroger Co.	2.950%	11/1/21	6,884	6,940
	The Kroger Co.	3.400%	4/15/22	3,883	3,967
	The Kroger Co.	3.850%	8/1/23	5,550	5,767
	The Kroger Co.	4.000%	2/1/24	5,186	5,371
	The Kroger Co.	3.500%	2/1/26	3,600	3,560
	The Kroger Co.	2.650%	10/15/26	8,100	7,467
	The Kroger Co.	7.700%	6/1/29	8,550	11,217
	The Kroger Co.	8.000%	9/15/29	4,185	5,642
	The Kroger Co.	7.500%	4/1/31	4,570	6,075
	The Kroger Co.	6.900%	4/15/38	5,094	6,441
	The Kroger Co.	5.400%	7/15/40	2,018	2,182
	The Kroger Co.	5.000%	4/15/42	1,425	1,459
	The Kroger Co.	5.150%	8/1/43	950	990
	The Kroger Co.	3.875%	10/15/46	5,050	4,447
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	9,965	13,519
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	3,525	3,510
	Thermo Fisher Scientific Inc.	2.400%	2/1/19	9,262	9,331
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	750	797
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,800	9,373
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,296	7,579
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	8,645	8,910
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	3,765	3,825
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	10,500	10,601
	Thermo Fisher Scientific Inc.	4.150%	2/1/24	6,939	7,390
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	8,375	8,614
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	12,130	11,861
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	10,286	12,046
	Trinity Health Corp.	4.125%	12/1/45	2,740	2,737
	Tupperware Brands Corp.	4.750%	6/1/21	5,960	6,353
	Tyson Foods Inc.	2.650%	8/15/19	12,731	12,894
	Tyson Foods Inc.	4.500%	6/15/22	16,933	18,303
	Tyson Foods Inc.	3.950%	8/15/24	13,155	13,769
	Tyson Foods Inc.	3.550%	6/2/27	13,950	14,113
	Tyson Foods Inc.	4.875%	8/15/34	9,179	10,056
	Tyson Foods Inc.	5.150%	8/15/44	3,950	4,462
	Tyson Foods Inc.	4.550%	6/2/47	8,175	8,613
	Unilever Capital Corp.	4.800%	2/15/19	6,986	7,317
	Unilever Capital Corp.	2.200%	3/6/19	3,600	3,631
	Unilever Capital Corp.	2.100%	7/30/20	7,600	7,618
	Unilever Capital Corp.	4.250%	2/10/21	12,820	13,709
	Unilever Capital Corp.	1.375%	7/28/21	8,830	8,519
	Unilever Capital Corp.	2.600%	5/5/24	11,975	11,805
	Unilever Capital Corp.	3.100%	7/30/25	7,200	7,267
	Unilever Capital Corp.	2.000%	7/28/26	10,125	9,304
	Unilever Capital Corp.	5.900%	11/15/32	4,300	5,613
	Whirlpool Corp.	2.400%	3/1/19	5,000	5,040
	Whirlpool Corp.	4.850%	6/15/21	2,763	3,007
	Whirlpool Corp.	4.700%	6/1/22	4,030	4,390
	Whirlpool Corp.	4.000%	3/1/24	2,734	2,871
	Whirlpool Corp.	3.700%	5/1/25	2,655	2,729
	Whirlpool Corp.	4.500%	6/1/46	6,282	6,571
	Whole Foods Market Inc.	5.200%	12/3/25	10,425	11,959
	Wyeth LLC	7.250%	3/1/23	2,400	2,978
	Wyeth LLC	6.450%	2/1/24	5,425	6,598

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wyeth LLC	6.500%	2/1/34	6,675	8,844
Wyeth LLC	6.000%	2/15/36	5,190	6,628
Wyeth LLC	5.950%	4/1/37	33,118	42,764
Zeneca Wilmington Inc.	7.000%	11/15/23	4,275	5,270
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,850	1,949
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	15,400	15,524
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	5,675	5,817
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	8,925	8,992
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	23,140	23,358
Zoetis Inc.	3.450%	11/13/20	5,000	5,171
Zoetis Inc.	3.250%	2/1/23	13,920	14,264
Zoetis Inc.	4.500%	11/13/25	5,140	5,622
Zoetis Inc.	4.700%	2/1/43	12,653	13,738
Energy (2.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,650	4,428
Anadarko Finance Co.	7.500%	5/1/31	9,661	12,082
Anadarko Petroleum Corp.	8.700%	3/15/19	350	387
Anadarko Petroleum Corp.	4.850%	3/15/21	1,750	1,864
Anadarko Petroleum Corp.	3.450%	7/15/24	6,844	6,718
Anadarko Petroleum Corp.	5.550%	3/15/26	22,707	25,321
Anadarko Petroleum Corp.	6.450%	9/15/36	17,141	20,202
Anadarko Petroleum Corp.	7.950%	6/15/39	3,455	4,509
Anadarko Petroleum Corp.	6.200%	3/15/40	13,665	15,646
Anadarko Petroleum Corp.	4.500%	7/15/44	600	567
Anadarko Petroleum Corp.	6.600%	3/15/46	10,225	12,590
Apache Corp.	6.900%	9/15/18	7,110	7,506
Apache Corp.	3.625%	2/1/21	5,600	5,773
Apache Corp.	3.250%	4/15/22	7,938	8,047
Apache Corp.	2.625%	1/15/23	1,075	1,049
Apache Corp.	6.000%	1/15/37	18,505	21,395
Apache Corp.	5.100%	9/1/40	12,368	12,967
Apache Corp.	5.250%	2/1/42	10,500	11,205
Apache Corp.	4.750%	4/15/43	9,106	9,143
Apache Finance Canada Corp.	7.750%	12/15/29	5,215	6,893
Baker Hughes Inc.	3.200%	8/15/21	10,352	10,638
Baker Hughes Inc.	5.125%	9/15/40	13,230	15,112
Boardwalk Pipelines LP	5.750%	9/15/19	50	53
Boardwalk Pipelines LP	3.375%	2/1/23	3,525	3,479
Boardwalk Pipelines LP	4.950%	12/15/24	8,250	8,701
Boardwalk Pipelines LP	5.950%	6/1/26	12,260	13,647
Boardwalk Pipelines LP	4.450%	7/15/27	8,500	8,651
BP Capital Markets plc	2.241%	9/26/18	6,384	6,416
BP Capital Markets plc	4.750%	3/10/19	11,810	12,380
BP Capital Markets plc	1.676%	5/3/19	1,200	1,194
BP Capital Markets plc	2.237%	5/10/19	24,186	24,365
BP Capital Markets plc	2.315%	2/13/20	15,938	16,069
BP Capital Markets plc	4.742%	3/11/21	16,578	17,999
BP Capital Markets plc	3.561%	11/1/21	14,870	15,507
BP Capital Markets plc	3.062%	3/17/22	4,025	4,110
BP Capital Markets plc	3.245%	5/6/22	20,236	20,817
BP Capital Markets plc	2.500%	11/6/22	14,132	13,980
BP Capital Markets plc	2.750%	5/10/23	24,150	24,048
BP Capital Markets plc	3.994%	9/26/23	5,800	6,138
BP Capital Markets plc	3.216%	11/28/23	16,000	16,238
BP Capital Markets plc	3.814%	2/10/24	5,972	6,232
BP Capital Markets plc	3.224%	4/14/24	200	201
BP Capital Markets plc	3.535%	11/4/24	23,369	23,953
BP Capital Markets plc	3.506%	3/17/25	14,373	14,690
BP Capital Markets plc	3.119%	5/4/26	972	960
BP Capital Markets plc	3.017%	1/16/27	3,503	3,408
BP Capital Markets plc	3.723%	11/28/28	12,000	12,306
Buckeye Partners LP	2.650%	11/15/18	6,900	6,938
Buckeye Partners LP	4.875%	2/1/21	150	159

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Buckeye Partners LP	4.150%	7/1/23	3,975	4,105
	Buckeye Partners LP	4.350%	10/15/24	400	413
	Buckeye Partners LP	3.950%	12/1/26	4,200	4,158
	Buckeye Partners LP	5.850%	11/15/43	5,950	6,401
	Buckeye Partners LP	5.600%	10/15/44	1,675	1,756
	Burlington Resources Finance Co.	7.200%	8/15/31	1,000	1,321
	Burlington Resources Finance Co.	7.400%	12/1/31	5,150	6,984
	Canadian Natural Resources Ltd.	3.450%	11/15/21	7,763	7,937
	Canadian Natural Resources Ltd.	2.950%	1/15/23	12,400	12,355
	Canadian Natural Resources Ltd.	3.800%	4/15/24	4,823	4,877
	Canadian Natural Resources Ltd.	3.900%	2/1/25	50	50
	Canadian Natural Resources Ltd.	3.850%	6/1/27	12,450	12,379
	Canadian Natural Resources Ltd.	7.200%	1/15/32	5,318	6,485
	Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	6,820
	Canadian Natural Resources Ltd.	5.850%	2/1/35	4,145	4,594
	Canadian Natural Resources Ltd.	6.500%	2/15/37	6,997	8,316
	Canadian Natural Resources Ltd.	6.250%	3/15/38	10,964	12,935
	Canadian Natural Resources Ltd.	6.750%	2/1/39	5,054	6,121
	Canadian Natural Resources Ltd.	4.950%	6/1/47	3,500	3,553
	Cenovus Energy Inc.	5.700%	10/15/19	15,625	16,484
	Cenovus Energy Inc.	3.000%	8/15/22	7,000	6,668
	Cenovus Energy Inc.	3.800%	9/15/23	6,050	5,967
8	Cenovus Energy Inc.	4.250%	4/15/27	7,125	6,790
8	Cenovus Energy Inc.	5.250%	6/15/37	9,950	9,328
	Cenovus Energy Inc.	6.750%	11/15/39	12,250	12,878
	Cenovus Energy Inc.	4.450%	9/15/42	1,350	1,126
	Cenovus Energy Inc.	5.200%	9/15/43	3,355	2,999
8	Cenovus Energy Inc.	5.400%	6/15/47	17,200	15,910
	Chevron Corp.	1.790%	11/16/18	11,300	11,335
	Chevron Corp.	1.686%	2/28/19	6,000	6,004
	Chevron Corp.	4.950%	3/3/19	21,850	23,007
	Chevron Corp.	1.561%	5/16/19	16,200	16,154
	Chevron Corp.	2.193%	11/15/19	12,850	12,970
	Chevron Corp.	1.961%	3/3/20	20,743	20,798
	Chevron Corp.	1.991%	3/3/20	6,200	6,215
	Chevron Corp.	2.427%	6/24/20	6,792	6,873
	Chevron Corp.	2.419%	11/17/20	11,074	11,203
	Chevron Corp.	2.100%	5/16/21	15,590	15,533
	Chevron Corp.	2.411%	3/3/22	8,835	8,863
	Chevron Corp.	2.498%	3/3/22	7,150	7,216
	Chevron Corp.	2.355%	12/5/22	17,671	17,579
	Chevron Corp.	3.191%	6/24/23	17,205	17,756
	Chevron Corp.	2.895%	3/3/24	19,270	19,413
	Chevron Corp.	3.326%	11/17/25	1,150	1,180
	Chevron Corp.	2.954%	5/16/26	21,000	20,860
	Cimarex Energy Co.	4.375%	6/1/24	13,700	14,386
	Cimarex Energy Co.	3.900%	5/15/27	13,900	13,978
	Columbia Pipeline Group Inc.	3.300%	6/1/20	1,485	1,521
	Columbia Pipeline Group Inc.	4.500%	6/1/25	14,325	15,214
	Columbia Pipeline Group Inc.	5.800%	6/1/45	5,875	6,964
	ConocoPhillips	5.750%	2/1/19	4,522	4,787
	ConocoPhillips	5.900%	10/15/32	12,826	15,313
	ConocoPhillips	5.900%	5/15/38	4,462	5,465
	ConocoPhillips	6.500%	2/1/39	17,957	23,467
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,270	6,348
	ConocoPhillips Co.	2.200%	5/15/20	1,150	1,153
	ConocoPhillips Co.	4.200%	3/15/21	11,450	12,170
	ConocoPhillips Co.	2.875%	11/15/21	13,668	13,856
	ConocoPhillips Co.	2.400%	12/15/22	11,530	11,322
	ConocoPhillips Co.	3.350%	11/15/24	5,006	5,101
	ConocoPhillips Co.	3.350%	5/15/25	250	254
	ConocoPhillips Co.	4.950%	3/15/26	24,578	27,403
	ConocoPhillips Co.	4.150%	11/15/34	6,366	6,435
	ConocoPhillips Co.	4.300%	11/15/44	18,362	18,711

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips Co.	5.950%	3/15/46	7,074	8,998
ConocoPhillips Holding Co.	6.950%	4/15/29	8,459	10,876
Devon Energy Corp.	4.000%	7/15/21	5,365	5,526
Devon Energy Corp.	3.250%	5/15/22	19,202	19,100
Devon Energy Corp.	5.850%	12/15/25	2,150	2,456
Devon Energy Corp.	7.950%	4/15/32	5,655	7,382
Devon Energy Corp.	5.600%	7/15/41	11,374	12,152
Devon Energy Corp.	4.750%	5/15/42	11,222	10,993
Devon Energy Corp.	5.000%	6/15/45	8,353	8,502
Devon Financing Co. LLC	7.875%	9/30/31	15,336	19,915
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	5,250	5,303
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	13,725	14,039
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	7,850	7,973
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	5,650	5,989
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	5,025	5,207
Enable Midstream Partners LP	2.400%	5/15/19	4,000	3,956
Enable Midstream Partners LP	3.900%	5/15/24	9,994	9,910
Enable Midstream Partners LP	4.400%	3/15/27	10,950	10,992
Enable Midstream Partners LP	5.000%	5/15/44	1,225	1,155
Enbridge Energy Partners LP	9.875%	3/1/19	8,235	9,210
Enbridge Energy Partners LP	4.375%	10/15/20	1,480	1,558
Enbridge Energy Partners LP	4.200%	9/15/21	478	500
Enbridge Energy Partners LP	5.875%	10/15/25	3,400	3,876
Enbridge Energy Partners LP	7.500%	4/15/38	11,285	14,268
Enbridge Energy Partners LP	5.500%	9/15/40	8,320	8,731
Enbridge Energy Partners LP	7.375%	10/15/45	4,116	5,314
Enbridge Inc.	2.900%	7/15/22	6,200	6,198
Enbridge Inc.	4.250%	12/1/26	12,550	13,124
Enbridge Inc.	3.700%	7/15/27	8,800	8,800
Enbridge Inc.	4.500%	6/10/44	4,100	4,005
Enbridge Inc.	5.500%	12/1/46	9,400	10,703
Encana Corp.	6.500%	5/15/19	6,525	6,972
Encana Corp.	3.900%	11/15/21	6,992	7,133
Encana Corp.	8.125%	9/15/30	1,300	1,654
Encana Corp.	6.500%	8/15/34	18,115	20,668
Encana Corp.	6.625%	8/15/37	448	517
Encana Corp.	6.500%	2/1/38	9,800	11,246
Energy Transfer LP	6.700%	7/1/18	8,372	8,749
Energy Transfer LP	9.000%	4/15/19	21,388	23,839
Energy Transfer LP	4.150%	10/1/20	8,051	8,365
Energy Transfer LP	4.650%	6/1/21	4,900	5,201
Energy Transfer LP	5.200%	2/1/22	6,666	7,173
Energy Transfer LP	3.600%	2/1/23	24,981	25,121
Energy Transfer LP	4.900%	2/1/24	1,620	1,715
Energy Transfer LP	4.050%	3/15/25	12,075	12,098
Energy Transfer LP	4.750%	1/15/26	14,600	15,213
Energy Transfer LP	4.200%	4/15/27	5,700	5,685
Energy Transfer LP	8.250%	11/15/29	10	13
Energy Transfer LP	4.900%	3/15/35	4,150	4,053
Energy Transfer LP	6.625%	10/15/36	3,495	3,944
Energy Transfer LP	7.500%	7/1/38	7,457	9,106
Energy Transfer LP	6.050%	6/1/41	4,300	4,575
Energy Transfer LP	6.500%	2/1/42	16,719	18,636
Energy Transfer LP	5.150%	2/1/43	1,524	1,461
Energy Transfer LP	5.950%	10/1/43	4,335	4,596
Energy Transfer LP	5.150%	3/15/45	4,253	4,129
Energy Transfer LP	6.125%	12/15/45	10,900	11,870
Energy Transfer LP	5.300%	4/15/47	5,655	5,618
EnLink Midstream Partners LP	2.700%	4/1/19	750	750
EnLink Midstream Partners LP	4.400%	4/1/24	16,575	16,906
EnLink Midstream Partners LP	4.150%	6/1/25	5,599	5,550
EnLink Midstream Partners LP	4.850%	7/15/26	11,150	11,596
EnLink Midstream Partners LP	5.600%	4/1/44	6,520	6,634
EnLink Midstream Partners LP	5.450%	6/1/47	1,000	1,005

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	6.500%	1/31/19	9,594	10,235
Enterprise Products Operating LLC	2.550%	10/15/19	11,285	11,383
Enterprise Products Operating LLC	5.250%	1/31/20	895	961
Enterprise Products Operating LLC	5.200%	9/1/20	3,258	3,538
Enterprise Products Operating LLC	2.850%	4/15/21	1,010	1,019
Enterprise Products Operating LLC	4.050%	2/15/22	225	238
Enterprise Products Operating LLC	3.350%	3/15/23	11,301	11,603
Enterprise Products Operating LLC	3.900%	2/15/24	18,781	19,535
Enterprise Products Operating LLC	3.750%	2/15/25	16,798	17,302
Enterprise Products Operating LLC	3.700%	2/15/26	4,468	4,550
Enterprise Products Operating LLC	3.950%	2/15/27	4,350	4,508
Enterprise Products Operating LLC	6.875%	3/1/33	5,843	7,403
Enterprise Products Operating LLC	6.650%	10/15/34	1,485	1,859
Enterprise Products Operating LLC	7.550%	4/15/38	2,969	4,063
Enterprise Products Operating LLC	6.125%	10/15/39	5,335	6,459
Enterprise Products Operating LLC	6.450%	9/1/40	743	932
Enterprise Products Operating LLC	5.950%	2/1/41	5,319	6,352
Enterprise Products Operating LLC	5.700%	2/15/42	7,145	8,363
Enterprise Products Operating LLC	4.850%	8/15/42	8,090	8,560
Enterprise Products Operating LLC	4.450%	2/15/43	19,042	19,005
Enterprise Products Operating LLC	4.850%	3/15/44	23,650	25,185
Enterprise Products Operating LLC	5.100%	2/15/45	2,002	2,197
Enterprise Products Operating LLC	4.900%	5/15/46	17,245	18,550
Enterprise Products Operating LLC	4.950%	10/15/54	4,320	4,523
EOG Resources Inc.	5.625%	6/1/19	1,006	1,073
EOG Resources Inc.	2.450%	4/1/20	70	70
EOG Resources Inc.	4.400%	6/1/20	9,220	9,761
EOG Resources Inc.	4.100%	2/1/21	9,735	10,264
EOG Resources Inc.	2.625%	3/15/23	16,428	16,210
EOG Resources Inc.	3.150%	4/1/25	7,750	7,671
EOG Resources Inc.	4.150%	1/15/26	4,300	4,527
EOG Resources Inc.	3.900%	4/1/35	4,976	4,856
EQT Corp.	8.125%	6/1/19	4,400	4,832
EQT Corp.	4.875%	11/15/21	6,500	6,970
EQT Midstream Partners LP	4.000%	8/1/24	3,210	3,257
EQT Midstream Partners LP	4.125%	12/1/26	4,800	4,846
Exxon Mobil Corp.	1.819%	3/15/19	2,328	2,337
Exxon Mobil Corp.	1.912%	3/6/20	7,353	7,367
Exxon Mobil Corp.	2.222%	3/1/21	22,465	22,601
Exxon Mobil Corp.	2.397%	3/6/22	27,700	27,844
Exxon Mobil Corp.	2.726%	3/1/23	34,350	34,687
Exxon Mobil Corp.	2.709%	3/6/25	17,700	17,565
Exxon Mobil Corp.	3.043%	3/1/26	12,904	12,995
Exxon Mobil Corp.	3.567%	3/6/45	9,025	8,723
Exxon Mobil Corp.	4.114%	3/1/46	22,050	23,242
Halliburton Co.	2.000%	8/1/18	4,275	4,278
Halliburton Co.	3.500%	8/1/23	3,942	4,053
Halliburton Co.	3.800%	11/15/25	44,100	45,243
Halliburton Co.	4.850%	11/15/35	13,085	13,970
Halliburton Co.	6.700%	9/15/38	10,140	12,999
Halliburton Co.	7.450%	9/15/39	5,084	6,978
Halliburton Co.	4.500%	11/15/41	4,496	4,455
Halliburton Co.	4.750%	8/1/43	8,950	9,204
Halliburton Co.	5.000%	11/15/45	19,675	20,971
Hess Corp.	3.500%	7/15/24	5,050	4,897
Hess Corp.	4.300%	4/1/27	7,700	7,520
Hess Corp.	7.875%	10/1/29	5,983	7,164
Hess Corp.	7.300%	8/15/31	4,628	5,324
Hess Corp.	7.125%	3/15/33	4,642	5,263
Hess Corp.	6.000%	1/15/40	15,268	15,529
Hess Corp.	5.600%	2/15/41	13,107	12,833
Hess Corp.	5.800%	4/1/47	6,700	6,754
HollyFrontier Corp.	5.875%	4/1/26	2,350	2,492
Husky Energy Inc.	6.150%	6/15/19	650	695

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Husky Energy Inc.	7.250%	12/15/19	6,416	7,135
Husky Energy Inc.	3.950%	4/15/22	12,771	13,267
Husky Energy Inc.	4.000%	4/15/24	15,363	15,563
Husky Energy Inc.	6.800%	9/15/37	2,716	3,404
Kerr-McGee Corp.	6.950%	7/1/24	9,295	10,921
Kerr-McGee Corp.	7.875%	9/15/31	2,124	2,709
Kinder Morgan Energy Partners LP	2.650%	2/1/19	25,275	25,455
Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,010	5,540
Kinder Morgan Energy Partners LP	6.500%	4/1/20	2,200	2,410
Kinder Morgan Energy Partners LP	3.500%	3/1/21	7,450	7,579
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,915	6,491
Kinder Morgan Energy Partners LP	5.000%	10/1/21	12,450	13,378
Kinder Morgan Energy Partners LP	4.150%	3/1/22	6,125	6,381
Kinder Morgan Energy Partners LP	3.950%	9/1/22	8,100	8,349
Kinder Morgan Energy Partners LP	3.450%	2/15/23	6,880	6,909
Kinder Morgan Energy Partners LP	3.500%	9/1/23	13,399	13,438
Kinder Morgan Energy Partners LP	4.150%	2/1/24	450	462
Kinder Morgan Energy Partners LP	4.300%	5/1/24	15,900	16,450
Kinder Morgan Energy Partners LP	4.250%	9/1/24	1,770	1,827
Kinder Morgan Energy Partners LP	7.400%	3/15/31	135	164
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	2,961
Kinder Morgan Energy Partners LP	5.800%	3/15/35	4,749	5,115
Kinder Morgan Energy Partners LP	6.500%	2/1/37	22,141	25,053
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,768	4,502
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,995	6,847
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,750	6,566
Kinder Morgan Energy Partners LP	7.500%	11/15/40	6,331	7,885
Kinder Morgan Energy Partners LP	5.625%	9/1/41	12,117	12,561
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,995	1,950
Kinder Morgan Energy Partners LP	4.700%	11/1/42	11,474	10,852
Kinder Morgan Energy Partners LP	5.000%	3/1/43	2,591	2,528
Kinder Morgan Energy Partners LP	5.500%	3/1/44	10,649	10,962
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,759	1,796
Kinder Morgan Inc.	3.050%	12/1/19	11,283	11,468
Kinder Morgan Inc.	4.300%	6/1/25	10,250	10,632
Kinder Morgan Inc.	7.800%	8/1/31	4,350	5,473
Kinder Morgan Inc.	7.750%	1/15/32	9,703	12,272
Kinder Morgan Inc.	5.300%	12/1/34	11,667	12,053
Kinder Morgan Inc.	5.550%	6/1/45	23,193	24,692
Kinder Morgan Inc.	5.050%	2/15/46	150	150
Magellan Midstream Partners LP	6.550%	7/15/19	9,765	10,599
Magellan Midstream Partners LP	4.250%	2/1/21	3,945	4,175
Magellan Midstream Partners LP	5.000%	3/1/26	2,350	2,602
Magellan Midstream Partners LP	5.150%	10/15/43	176	193
Magellan Midstream Partners LP	4.250%	9/15/46	4,150	4,053
Marathon Oil Corp.	2.700%	6/1/20	6,791	6,732
Marathon Oil Corp.	2.800%	11/1/22	17,846	17,132
Marathon Oil Corp.	3.850%	6/1/25	11,325	11,070
Marathon Oil Corp.	6.800%	3/15/32	7,367	8,233
Marathon Oil Corp.	6.600%	10/1/37	5,088	5,610
Marathon Oil Corp.	5.200%	6/1/45	10,275	9,877
Marathon Petroleum Corp.	2.700%	12/14/18	4,400	4,435
Marathon Petroleum Corp.	3.400%	12/15/20	6,025	6,197
Marathon Petroleum Corp.	5.125%	3/1/21	11,717	12,695
Marathon Petroleum Corp.	3.625%	9/15/24	7,325	7,382
Marathon Petroleum Corp.	6.500%	3/1/41	12,890	14,898
Marathon Petroleum Corp.	4.750%	9/15/44	2,127	2,023
Marathon Petroleum Corp.	5.850%	12/15/45	1,459	1,504
Marathon Petroleum Corp.	5.000%	9/15/54	3,277	2,993
MPLX LP	4.500%	7/15/23	22,032	23,409
MPLX LP	4.875%	12/1/24	29,760	31,769
MPLX LP	4.000%	2/15/25	3,000	3,034
MPLX LP	4.875%	6/1/25	3,470	3,696
MPLX LP	4.125%	3/1/27	12,300	12,423

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MPLX LP	5.200%	3/1/47	6,025	6,206
Nabors Industries Inc.	6.150%	2/15/18	14,369	14,674
Nabors Industries Inc.	9.250%	1/15/19	2,600	2,795
Nabors Industries Inc.	5.000%	9/15/20	2,575	2,572
Nabors Industries Inc.	4.625%	9/15/21	4,675	4,465
Nabors Industries Inc.	5.100%	9/15/23	3,950	3,664
National Fuel Gas Co.	4.900%	12/1/21	1,050	1,105
National Fuel Gas Co.	3.750%	3/1/23	3,660	3,658
National Fuel Gas Co.	5.200%	7/15/25	1,200	1,275
National Oilwell Varco Inc.	2.600%	12/1/22	26,391	25,511
National Oilwell Varco Inc.	3.950%	12/1/42	8,373	6,924
Noble Energy Inc.	8.250%	3/1/19	9,399	10,322
Noble Energy Inc.	5.625%	5/1/21	53	55
Noble Energy Inc.	4.150%	12/15/21	11,224	11,820
Noble Energy Inc.	3.900%	11/15/24	2,850	2,912
Noble Energy Inc.	6.000%	3/1/41	15,901	17,707
Noble Energy Inc.	5.250%	11/15/43	8,127	8,359
Noble Energy Inc.	5.050%	11/15/44	2,725	2,798
Occidental Petroleum Corp.	4.100%	2/1/21	23,816	25,371
Occidental Petroleum Corp.	3.125%	2/15/22	6,990	7,176
Occidental Petroleum Corp.	2.700%	2/15/23	10,268	10,253
Occidental Petroleum Corp.	3.500%	6/15/25	4,320	4,407
Occidental Petroleum Corp.	3.400%	4/15/26	9,404	9,475
Occidental Petroleum Corp.	4.625%	6/15/45	8,006	8,504
Occidental Petroleum Corp.	4.400%	4/15/46	13,928	14,503
Occidental Petroleum Corp.	4.100%	2/15/47	5,600	5,578
Oceaneering International Inc.	4.650%	11/15/24	7,351	7,247
ONEOK Partners LP	3.200%	9/15/18	350	354
ONEOK Partners LP	8.625%	3/1/19	10,050	11,039
ONEOK Partners LP	3.375%	10/1/22	12,677	12,796
ONEOK Partners LP	4.900%	3/15/25	6,719	7,203
ONEOK Partners LP	6.650%	10/1/36	14,169	16,796
ONEOK Partners LP	6.850%	10/15/37	1,875	2,294
ONEOK Partners LP	6.125%	2/1/41	4,965	5,671
Petro-Canada	5.350%	7/15/33	4,725	5,254
Petro-Canada	5.950%	5/15/35	8,410	9,985
Petro-Canada	6.800%	5/15/38	8,509	11,109
Phillips 66	4.300%	4/1/22	14,460	15,523
Phillips 66	4.650%	11/15/34	5,490	5,770
Phillips 66	5.875%	5/1/42	14,431	17,397
Phillips 66	4.875%	11/15/44	25,731	27,525
Phillips 66 Partners LP	2.646%	2/15/20	1,851	1,858
Phillips 66 Partners LP	3.605%	2/15/25	8,008	7,931
Phillips 66 Partners LP	3.550%	10/1/26	1,600	1,547
Phillips 66 Partners LP	4.680%	2/15/45	2,050	1,952
Phillips 66 Partners LP	4.900%	10/1/46	4,700	4,640
Pioneer Natural Resources Co.	3.450%	1/15/21	3,100	3,185
Pioneer Natural Resources Co.	3.950%	7/15/22	10,310	10,809
Pioneer Natural Resources Co.	4.450%	1/15/26	14,900	15,789
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,986	3,321
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	100	100
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,656	10,407
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	3,037	3,243
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	3,854	3,925
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	18,203	17,663
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,834	3,849
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	22,615	21,989
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	3,458	3,546
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	7,500	7,598
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,975	2,214
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	7,525	7,187
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	13,247	11,217
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	4,310	3,877
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	100	93

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.750%	9/1/20	50	54
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	6.500%	7/15/21	10,189	10,431
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	8,770	9,680
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	20,850	22,388
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.500%	4/15/23	9,100	9,407
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	4.500%	11/1/23	14,300	14,854
	Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	9,497	10,399
	Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	5,779	5,822
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	32,387	35,261
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	23,075	26,104
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	12,048	13,403
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	26,625	29,620
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	23,950	26,465
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	26,700	29,904
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	6,750	7,197
8	Sabine Pass Liquefaction LLC	4.200%	3/15/28	14,200	14,342
	Sasol Financing International plc	4.500%	11/14/22	1,600	1,635
	Schlumberger Investment SA	3.650%	12/1/23	12,605	13,207
	Shell International Finance BV	1.900%	8/10/18	28,340	28,421
	Shell International Finance BV	1.625%	11/10/18	4,700	4,692
	Shell International Finance BV	2.000%	11/15/18	10,150	10,184
	Shell International Finance BV	1.375%	5/10/19	23,850	23,693
	Shell International Finance BV	1.375%	9/12/19	15,200	15,040
	Shell International Finance BV	4.300%	9/22/19	27,050	28,455
	Shell International Finance BV	4.375%	3/25/20	7,264	7,721
	Shell International Finance BV	2.125%	5/11/20	12,675	12,729
	Shell International Finance BV	2.250%	11/10/20	2,450	2,454
	Shell International Finance BV	1.875%	5/10/21	23,000	22,719
	Shell International Finance BV	1.750%	9/12/21	13,615	13,345
	Shell International Finance BV	2.375%	8/21/22	7,365	7,328
	Shell International Finance BV	2.250%	1/6/23	12,753	12,482
	Shell International Finance BV	3.400%	8/12/23	8,470	8,782
	Shell International Finance BV	3.250%	5/11/25	18,425	18,770
	Shell International Finance BV	2.875%	5/10/26	29,350	28,909
	Shell International Finance BV	2.500%	9/12/26	17,500	16,693
	Shell International Finance BV	4.125%	5/11/35	20,650	21,454
	Shell International Finance BV	6.375%	12/15/38	25,092	33,132
	Shell International Finance BV	5.500%	3/25/40	6,908	8,419
	Shell International Finance BV	3.625%	8/21/42	6,660	6,204
	Shell International Finance BV	4.550%	8/12/43	12,691	13,555
	Shell International Finance BV	4.375%	5/11/45	28,159	29,333
	Shell International Finance BV	4.000%	5/10/46	21,750	21,483
	Shell International Finance BV	3.750%	9/12/46	24,700	23,430
	Southern Natural Gas Co. LLC / Southern Natural Issuing
	Corp.	4.400%	6/15/21	6,443	6,809
	Spectra Energy Capital LLC	3.300%	3/15/23	6,700	6,680
	Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,634
	Spectra Energy Partners LP	2.950%	9/25/18	825	834
	Spectra Energy Partners LP	4.750%	3/15/24	2,650	2,856
	Spectra Energy Partners LP	3.500%	3/15/25	13,570	13,497
	Spectra Energy Partners LP	3.375%	10/15/26	3,075	3,006
	Spectra Energy Partners LP	5.950%	9/25/43	350	408
	Spectra Energy Partners LP	4.500%	3/15/45	11,300	11,154
	Suncor Energy Inc.	3.600%	12/1/24	1,165	1,189
	Suncor Energy Inc.	7.150%	2/1/32	4,903	6,391
	Suncor Energy Inc.	5.950%	12/1/34	260	312
	Suncor Energy Inc.	6.500%	6/15/38	18,558	23,849
	Suncor Energy Inc.	6.850%	6/1/39	1,859	2,485

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	22,400	23,533
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,664	1,667
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	2,250	2,306
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,600	7,415
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	11,085
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	475	439
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	7,028	6,858
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	5,925	5,855
	TC PipeLines LP	3.900%	5/25/27	6,800	6,783
8	TechnipFMC plc	3.450%	10/1/22	1,292	1,286
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,580	1,882
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	2,220	2,639
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,688
	Tesoro Corp.	5.375%	10/1/22	2,000	2,070
8	Tesoro Corp.	4.750%	12/15/23	20,680	22,231
	Tesoro Corp.	5.125%	4/1/24	1,000	1,058
8	Tesoro Corp.	5.125%	12/15/26	23,585	25,590
8	Texas Eastern Transmission LP	2.800%	10/15/22	165	162
	Texas Eastern Transmission LP	7.000%	7/15/32	5,900	7,528
	Tosco Corp.	7.800%	1/1/27	875	1,135
	Tosco Corp.	8.125%	2/15/30	17,705	24,516
	Total Capital Canada Ltd.	2.750%	7/15/23	22,965	23,120
	Total Capital International SA	2.125%	1/10/19	13,160	13,241
	Total Capital International SA	2.100%	6/19/19	16,118	16,216
	Total Capital International SA	2.750%	6/19/21	26,898	27,447
	Total Capital International SA	2.875%	2/17/22	6,465	6,581
	Total Capital International SA	2.700%	1/25/23	8,800	8,850
	Total Capital International SA	3.700%	1/15/24	19,900	20,906
	Total Capital International SA	3.750%	4/10/24	3,530	3,717
	Total Capital SA	2.125%	8/10/18	10,960	11,028
	Total Capital SA	4.450%	6/24/20	12,765	13,635
	Total Capital SA	4.125%	1/28/21	8,506	9,064
	TransCanada PipeLines Ltd.	6.500%	8/15/18	15,355	16,139
	TransCanada PipeLines Ltd.	7.125%	1/15/19	1,150	1,234
	TransCanada PipeLines Ltd.	3.800%	10/1/20	16,955	17,814
	TransCanada PipeLines Ltd.	2.500%	8/1/22	11,405	11,400
	TransCanada PipeLines Ltd.	3.750%	10/16/23	1,000	1,050
	TransCanada PipeLines Ltd.	4.875%	1/15/26	19,075	21,336
	TransCanada PipeLines Ltd.	4.625%	3/1/34	7,905	8,692
	TransCanada PipeLines Ltd.	5.600%	3/31/34	2,755	3,247
	TransCanada PipeLines Ltd.	5.850%	3/15/36	14,410	17,611
	TransCanada PipeLines Ltd.	6.200%	10/15/37	16,080	20,615
	TransCanada PipeLines Ltd.	7.250%	8/15/38	5,436	7,616
	TransCanada PipeLines Ltd.	7.625%	1/15/39	1,385	2,027
	TransCanada PipeLines Ltd.	5.000%	10/16/43	16,150	18,441
	Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	7,365	9,479
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	368	412
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	650	639
	Valero Energy Corp.	9.375%	3/15/19	10,006	11,190
	Valero Energy Corp.	6.125%	2/1/20	13,270	14,540
	Valero Energy Corp.	3.650%	3/15/25	759	773
	Valero Energy Corp.	3.400%	9/15/26	15,830	15,510
	Valero Energy Corp.	7.500%	4/15/32	10,671	13,694
	Valero Energy Corp.	6.625%	6/15/37	9,803	12,108
	Valero Energy Corp.	4.900%	3/15/45	12,735	13,243
	Valero Energy Partners LP	4.375%	12/15/26	3,650	3,739
	Western Gas Partners LP	2.600%	8/15/18	5,780	5,793
	Western Gas Partners LP	5.375%	6/1/21	4,945	5,309
	Western Gas Partners LP	4.000%	7/1/22	250	256
	Western Gas Partners LP	4.650%	7/1/26	2,000	2,080
	Western Gas Partners LP	5.450%	4/1/44	7,950	8,174
	Williams Partners LP	5.250%	3/15/20	7,350	7,909
	Williams Partners LP	4.000%	11/15/21	4,425	4,601
	Williams Partners LP	3.600%	3/15/22	40,285	41,089

89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Williams Partners LP	3.350%	8/15/22	10,100	10,157
	Williams Partners LP	4.500%	11/15/23	4,050	4,322
	Williams Partners LP	4.300%	3/4/24	14,023	14,599
	Williams Partners LP	3.900%	1/15/25	14,791	14,954
	Williams Partners LP	4.000%	9/15/25	7,725	7,860
	Williams Partners LP	3.750%	6/15/27	13,500	13,367
	Williams Partners LP	6.300%	4/15/40	4,315	5,013
	Williams Partners LP	5.800%	11/15/43	14,705	16,250
	Williams Partners LP	5.400%	3/4/44	3,500	3,714
	Williams Partners LP	4.900%	1/15/45	1,520	1,529
	Williams Partners LP	5.100%	9/15/45	16,065	16,671
	Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	6,425	6,666
	Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	17,868	18,627
	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	500	552
	California Institute of Technology GO	4.700%	11/1/11	11,400	11,588
	CBRE Services Inc.	5.250%	3/15/25	4,975	5,429
	CBRE Services Inc.	4.875%	3/1/26	13,455	14,380
	Cintas Corp. No 2	2.900%	4/1/22	4,625	4,695
	Cintas Corp. No 2	3.250%	6/1/22	3,965	4,080
	Cintas Corp. No 2	3.700%	4/1/27	9,725	10,062
	Fluor Corp.	3.375%	9/15/21	2,150	2,228
	Fluor Corp.	3.500%	12/15/24	10,479	10,847
5	Johns Hopkins University Maryland GO	4.083%	7/1/53	4,025	4,303
5	Massachusetts Institute of Technology GO	3.959%	7/1/38	7,975	8,651
	Massachusetts Institute of Technology GO	5.600%	7/1/11	11,481	15,118
	Massachusetts Institute of Technology GO	4.678%	7/1/14	5,575	6,096
	Massachusetts Institute of Technology GO	3.885%	7/1/16	7,050	6,421
5	Northwestern University Illinois GO	4.643%	12/1/44	5,925	7,016
	President & Fellows of Harvard College Massachusetts
	GO	3.619%	10/1/37	2,500	2,643
5	Rice University Texas GO	3.574%	5/15/45	6,160	6,224
	Stanford University California GO	3.647%	5/1/48	5,569	5,860
5	University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	4,600	4,564
	University of Pennsylvania GO	4.674%	9/1/12	10,350	11,152
5	University of Southern California GO	3.028%	10/1/39	9,450	8,882
5	University of Southern California GO	3.841%	10/1/47	3,200	3,331
	Wesleyan University Connecticut GO	4.781%	7/1/16	5,000	4,897
	Yale University Connecticut GO	2.086%	4/15/19	7,865	7,925
	Technology (2.4%)
	Adobe Systems Inc.	4.750%	2/1/20	9,270	9,948
	Adobe Systems Inc.	3.250%	2/1/25	10,250	10,499
	Alphabet Inc.	3.625%	5/19/21	13,200	13,990
	Altera Corp.	2.500%	11/15/18	16,565	16,777
	Altera Corp.	4.100%	11/15/23	7,030	7,589
	Amphenol Corp.	2.550%	1/30/19	14,893	15,022
	Amphenol Corp.	2.200%	4/1/20	4,000	4,008
	Amphenol Corp.	4.000%	2/1/22	490	519
	Amphenol Corp.	3.200%	4/1/24	3,675	3,715
	Analog Devices Inc.	2.500%	12/5/21	5,400	5,400
	Analog Devices Inc.	2.875%	6/1/23	12,675	12,652
	Analog Devices Inc.	3.125%	12/5/23	6,766	6,855
	Analog Devices Inc.	3.500%	12/5/26	11,800	11,913
	Analog Devices Inc.	4.500%	12/5/36	2,000	2,060
	Analog Devices Inc.	5.300%	12/15/45	500	576
	Apple Inc.	1.550%	2/8/19	5,050	5,052
	Apple Inc.	1.700%	2/22/19	500	501
	Apple Inc.	2.100%	5/6/19	17,725	17,899
	Apple Inc.	1.100%	8/2/19	15,375	15,198
	Apple Inc.	1.550%	2/7/20	9,545	9,491
	Apple Inc.	1.900%	2/7/20	8,075	8,088
	Apple Inc.	2.000%	5/6/20	7,300	7,329
	Apple Inc.	1.800%	5/11/20	9,375	9,371

90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Apple Inc.	2.250%	2/23/21	32,406	32,610
	Apple Inc.	2.850%	5/6/21	61,522	63,261
	Apple Inc.	1.550%	8/4/21	19,725	19,251
	Apple Inc.	2.150%	2/9/22	18,045	17,929
	Apple Inc.	2.500%	2/9/22	21,550	21,719
	Apple Inc.	2.300%	5/11/22	14,250	14,225
	Apple Inc.	2.700%	5/13/22	33,475	34,089
	Apple Inc.	2.850%	2/23/23	15,580	15,849
	Apple Inc.	2.400%	5/3/23	55,755	55,399
	Apple Inc.	3.000%	2/9/24	6,900	6,986
	Apple Inc.	3.450%	5/6/24	13,852	14,399
	Apple Inc.	2.850%	5/11/24	18,100	18,156
	Apple Inc.	2.500%	2/9/25	15,737	15,384
	Apple Inc.	3.200%	5/13/25	15,690	16,007
	Apple Inc.	3.250%	2/23/26	49,734	50,482
	Apple Inc.	2.450%	8/4/26	21,825	20,911
	Apple Inc.	3.350%	2/9/27	23,225	23,761
	Apple Inc.	3.200%	5/11/27	16,500	16,695
	Apple Inc.	4.500%	2/23/36	3,225	3,634
	Apple Inc.	3.850%	5/4/43	35,525	35,568
	Apple Inc.	4.450%	5/6/44	10,875	11,841
	Apple Inc.	3.450%	2/9/45	11,974	11,218
	Apple Inc.	4.375%	5/13/45	12,457	13,341
	Apple Inc.	4.650%	2/23/46	58,401	65,693
	Apple Inc.	3.850%	8/4/46	28,525	28,562
	Apple Inc.	4.250%	2/9/47	2,650	2,806
	Applied Materials Inc.	2.625%	10/1/20	6,000	6,104
	Applied Materials Inc.	4.300%	6/15/21	8,112	8,752
	Applied Materials Inc.	3.900%	10/1/25	16,100	17,138
	Applied Materials Inc.	3.300%	4/1/27	10,250	10,403
	Applied Materials Inc.	5.100%	10/1/35	4,675	5,488
	Applied Materials Inc.	5.850%	6/15/41	7,011	8,905
	Applied Materials Inc.	4.350%	4/1/47	10,225	10,858
	Arrow Electronics Inc.	3.500%	4/1/22	4,350	4,444
	Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,272
	Arrow Electronics Inc.	4.000%	4/1/25	5,410	5,511
	Arrow Electronics Inc.	3.875%	1/12/28	6,400	6,369
	Autodesk Inc.	3.125%	6/15/20	2,500	2,509
	Autodesk Inc.	3.600%	12/15/22	1,675	1,728
	Autodesk Inc.	4.375%	6/15/25	2,900	3,064
	Autodesk Inc.	3.500%	6/15/27	5,000	4,917
	Avnet Inc.	5.875%	6/15/20	120	130
	Avnet Inc.	3.750%	12/1/21	1,950	1,981
	Avnet Inc.	4.875%	12/1/22	5,175	5,452
	Avnet Inc.	4.625%	4/15/26	7,600	7,891
	Baidu Inc.	3.250%	8/6/18	2,800	2,831
	Baidu Inc.	2.750%	6/9/19	11,475	11,560
	Baidu Inc.	2.875%	7/6/22	10,000	9,938
	Baidu Inc.	3.500%	11/28/22	13,925	14,283
	Baidu Inc.	3.625%	7/6/27	8,875	8,754
8	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	27,975	28,010
8	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	36,250	36,612
8	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	25,725	26,368
8	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	49,550	50,913
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,425	2,533
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	4,400	4,333
	CA Inc.	2.875%	8/15/18	3,000	3,028
	CA Inc.	5.375%	12/1/19	3,775	3,963
	CA Inc.	3.600%	8/1/20	6,525	6,627
	CA Inc.	4.500%	8/15/23	5,950	6,081
	CA Inc.	4.700%	3/15/27	2,000	2,056
	Cadence Design Systems Inc.	4.375%	10/15/24	725	756
	Cisco Systems Inc.	4.950%	2/15/19	29,800	31,356
	Cisco Systems Inc.	1.600%	2/28/19	21,000	21,000

91

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cisco Systems Inc.	2.125%	3/1/19	22,635	22,818
	Cisco Systems Inc.	1.400%	9/20/19	600	596
	Cisco Systems Inc.	4.450%	1/15/20	31,954	34,023
	Cisco Systems Inc.	2.450%	6/15/20	15,900	16,142
	Cisco Systems Inc.	2.200%	2/28/21	52,298	52,563
	Cisco Systems Inc.	2.900%	3/4/21	2,150	2,201
	Cisco Systems Inc.	1.850%	9/20/21	7,965	7,860
	Cisco Systems Inc.	2.600%	2/28/23	2,750	2,759
	Cisco Systems Inc.	2.200%	9/20/23	4,550	4,444
	Cisco Systems Inc.	3.625%	3/4/24	5,625	5,951
	Cisco Systems Inc.	2.950%	2/28/26	750	748
	Cisco Systems Inc.	2.500%	9/20/26	8,450	8,119
	Cisco Systems Inc.	5.900%	2/15/39	31,001	40,361
	Cisco Systems Inc.	5.500%	1/15/40	7,224	9,018
	Corning Inc.	6.625%	5/15/19	3,860	4,184
	Corning Inc.	4.250%	8/15/20	7,474	7,872
	Corning Inc.	2.900%	5/15/22	3,500	3,545
	Corning Inc.	4.700%	3/15/37	4,000	4,182
	Corning Inc.	5.750%	8/15/40	4,856	5,666
8	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	38,550	39,453
8	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	45,805	48,261
8	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	73,540	79,911
8	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	45,964	50,809
8	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	15,558	19,564
8	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	20,110	26,024
	Equifax Inc.	2.300%	6/1/21	4,750	4,703
	Equifax Inc.	3.250%	6/1/26	7,000	6,862
8	Everett Spinco Inc.	2.875%	3/27/20	5,575	5,647
8	Everett Spinco Inc.	4.250%	4/15/24	11,075	11,456
8	Everett Spinco Inc.	4.750%	4/15/27	10,475	10,958
	Fidelity National Information Services Inc.	2.850%	10/15/18	5,275	5,333
	Fidelity National Information Services Inc.	3.625%	10/15/20	33,950	35,564
	Fidelity National Information Services Inc.	2.250%	8/15/21	13,300	13,156
	Fidelity National Information Services Inc.	3.500%	4/15/23	9,250	9,634
	Fidelity National Information Services Inc.	3.875%	6/5/24	3,850	4,024
	Fidelity National Information Services Inc.	5.000%	10/15/25	14,582	16,130
	Fidelity National Information Services Inc.	3.000%	8/15/26	23,300	22,539
	Fidelity National Information Services Inc.	4.500%	8/15/46	6,206	6,387
	Fiserv Inc.	2.700%	6/1/20	6,090	6,161
	Fiserv Inc.	4.750%	6/15/21	175	189
	Fiserv Inc.	3.500%	10/1/22	8,566	8,916
	Fiserv Inc.	3.850%	6/1/25	11,519	11,964
	Flex Ltd.	4.625%	2/15/20	5,340	5,566
	Flex Ltd.	5.000%	2/15/23	3,500	3,817
	Flex Ltd.	4.750%	6/15/25	3,220	3,417
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	18,350	18,555
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	42,825	44,154
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	20,460	21,685
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	30,195	31,614
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	5,625	6,087
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	23,950	25,345
	HP Enterprise Services LLC	7.450%	10/15/29	1,950	2,360
	HP Inc.	3.750%	12/1/20	1,149	1,198
	HP Inc.	4.300%	6/1/21	16,641	17,660
	HP Inc.	4.375%	9/15/21	16,420	17,463
	HP Inc.	4.650%	12/9/21	27,575	29,674
	HP Inc.	6.000%	9/15/41	8,945	9,498
	Intel Corp.	1.850%	5/11/20	6,475	6,473
	Intel Corp.	2.450%	7/29/20	23,212	23,584
	Intel Corp.	1.700%	5/19/21	5,450	5,388
	Intel Corp.	3.300%	10/1/21	15,976	16,677
	Intel Corp.	2.350%	5/11/22	7,800	7,811
	Intel Corp.	3.100%	7/29/22	14,000	14,466
	Intel Corp.	2.700%	12/15/22	13,640	13,807

92

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	2.875%	5/11/24	12,800	12,842
Intel Corp.	3.700%	7/29/25	19,321	20,283
Intel Corp.	2.600%	5/19/26	5,760	5,573
Intel Corp.	3.150%	5/11/27	8,750	8,779
Intel Corp.	4.000%	12/15/32	5,525	5,873
Intel Corp.	4.800%	10/1/41	15,704	17,953
Intel Corp.	4.250%	12/15/42	14,316	15,162
Intel Corp.	4.900%	7/29/45	11,920	13,847
Intel Corp.	4.100%	5/19/46	12,800	13,258
Intel Corp.	4.100%	5/11/47	16,150	16,709
International Business Machines Corp.	7.625%	10/15/18	10,606	11,387
International Business Machines Corp.	1.950%	2/12/19	15,600	15,697
International Business Machines Corp.	1.875%	5/15/19	1,550	1,553
International Business Machines Corp.	1.800%	5/17/19	3,345	3,351
International Business Machines Corp.	8.375%	11/1/19	4,791	5,497
International Business Machines Corp.	1.900%	1/27/20	15,350	15,367
International Business Machines Corp.	2.250%	2/19/21	15,250	15,288
International Business Machines Corp.	2.900%	11/1/21	1,050	1,075
International Business Machines Corp.	2.500%	1/27/22	9,415	9,501
International Business Machines Corp.	1.875%	8/1/22	3,300	3,216
International Business Machines Corp.	2.875%	11/9/22	25,535	25,987
International Business Machines Corp.	3.375%	8/1/23	14,100	14,631
International Business Machines Corp.	3.625%	2/12/24	19,425	20,289
International Business Machines Corp.	7.000%	10/30/25	3,565	4,547
International Business Machines Corp.	3.300%	1/27/27	8,800	8,901
International Business Machines Corp.	6.220%	8/1/27	10,300	12,889
International Business Machines Corp.	6.500%	1/15/28	620	790
International Business Machines Corp.	5.600%	11/30/39	9,830	12,172
International Business Machines Corp.	4.000%	6/20/42	10,612	10,776
International Business Machines Corp.	4.700%	2/19/46	7,943	8,853
Jabil Circuit Inc.	5.625%	12/15/20	2,200	2,379
Jabil Circuit Inc.	4.700%	9/15/22	400	424
Juniper Networks Inc.	3.125%	2/26/19	6,350	6,459
Juniper Networks Inc.	3.300%	6/15/20	4,000	4,102
Juniper Networks Inc.	4.600%	3/15/21	3,880	4,130
Juniper Networks Inc.	4.500%	3/15/24	2,150	2,286
Juniper Networks Inc.	4.350%	6/15/25	1,550	1,624
Juniper Networks Inc.	5.950%	3/15/41	3,625	4,055
Keysight Technologies Inc.	3.300%	10/30/19	4,540	4,626
Keysight Technologies Inc.	4.550%	10/30/24	6,075	6,379
Keysight Technologies Inc.	4.600%	4/6/27	7,000	7,353
KLA-Tencor Corp.	3.375%	11/1/19	2,615	2,688
KLA-Tencor Corp.	4.125%	11/1/21	10,475	11,080
KLA-Tencor Corp.	4.650%	11/1/24	5,249	5,664
KLA-Tencor Corp.	5.650%	11/1/34	3,537	4,035
Lam Research Corp.	2.750%	3/15/20	4,465	4,500
Lam Research Corp.	2.800%	6/15/21	8,475	8,596
Lam Research Corp.	3.800%	3/15/25	5,000	5,107
Maxim Integrated Products Inc.	3.375%	3/15/23	5,300	5,390
Maxim Integrated Products Inc.	3.450%	6/15/27	8,650	8,599
Microsoft Corp.	1.300%	11/3/18	31,425	31,357
Microsoft Corp.	4.200%	6/1/19	9,520	9,977
Microsoft Corp.	1.100%	8/8/19	30,875	30,512
Microsoft Corp.	1.850%	2/6/20	15,382	15,407
Microsoft Corp.	1.850%	2/12/20	14,490	14,499
Microsoft Corp.	3.000%	10/1/20	8,305	8,608
Microsoft Corp.	2.000%	11/3/20	40,763	40,874
Microsoft Corp.	4.000%	2/8/21	5,025	5,372
Microsoft Corp.	1.550%	8/8/21	30,660	29,969
Microsoft Corp.	2.400%	2/6/22	21,350	21,546
Microsoft Corp.	2.375%	2/12/22	14,389	14,474
Microsoft Corp.	2.650%	11/3/22	13,055	13,264
Microsoft Corp.	2.125%	11/15/22	3,573	3,537
Microsoft Corp.	2.375%	5/1/23	3,860	3,838

93

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	2.000%	8/8/23	20,650	20,072
Microsoft Corp.	3.625%	12/15/23	3,340	3,538
Microsoft Corp.	2.875%	2/6/24	23,225	23,594
Microsoft Corp.	2.700%	2/12/25	9,579	9,533
Microsoft Corp.	3.125%	11/3/25	36,532	37,216
Microsoft Corp.	2.400%	8/8/26	44,425	42,695
Microsoft Corp.	3.300%	2/6/27	43,500	44,725
Microsoft Corp.	3.500%	2/12/35	14,155	14,280
Microsoft Corp.	4.200%	11/3/35	6,520	7,122
Microsoft Corp.	3.450%	8/8/36	25,475	25,537
Microsoft Corp.	4.100%	2/6/37	28,425	30,566
Microsoft Corp.	5.200%	6/1/39	1,738	2,111
Microsoft Corp.	4.500%	10/1/40	6,128	6,844
Microsoft Corp.	5.300%	2/8/41	5,985	7,437
Microsoft Corp.	3.500%	11/15/42	12,825	12,524
Microsoft Corp.	3.750%	5/1/43	5,456	5,445
Microsoft Corp.	4.875%	12/15/43	1,575	1,841
Microsoft Corp.	3.750%	2/12/45	20,275	20,197
Microsoft Corp.	4.450%	11/3/45	40,885	45,299
Microsoft Corp.	3.700%	8/8/46	41,806	41,201
Microsoft Corp.	4.250%	2/6/47	38,425	41,751
Microsoft Corp.	4.000%	2/12/55	25,455	25,641
Microsoft Corp.	4.750%	11/3/55	10,550	12,089
Microsoft Corp.	3.950%	8/8/56	15,000	14,963
Microsoft Corp.	4.500%	2/6/57	22,120	24,391
Motorola Solutions Inc.	3.500%	9/1/21	150	154
Motorola Solutions Inc.	3.750%	5/15/22	4,146	4,273
Motorola Solutions Inc.	3.500%	3/1/23	7,375	7,402
Motorola Solutions Inc.	4.000%	9/1/24	6,876	6,914
Motorola Solutions Inc.	7.500%	5/15/25	410	488
Motorola Solutions Inc.	5.500%	9/1/44	6,600	6,524
NVIDIA Corp.	2.200%	9/16/21	10,175	10,067
NVIDIA Corp.	3.200%	9/16/26	13,700	13,581
Oracle Corp.	2.375%	1/15/19	20,325	20,560
Oracle Corp.	5.000%	7/8/19	17,974	19,137
Oracle Corp.	2.250%	10/8/19	16,973	17,180
Oracle Corp.	3.875%	7/15/20	13,615	14,387
Oracle Corp.	2.800%	7/8/21	12,080	12,381
Oracle Corp.	1.900%	9/15/21	73,048	72,353
Oracle Corp.	2.500%	5/15/22	16,070	16,218
Oracle Corp.	2.500%	10/15/22	11,663	11,710
Oracle Corp.	3.625%	7/15/23	425	449
Oracle Corp.	2.400%	9/15/23	21,790	21,507
Oracle Corp.	3.400%	7/8/24	36,935	38,336
Oracle Corp.	2.950%	5/15/25	30,213	30,339
Oracle Corp.	2.650%	7/15/26	32,575	31,254
Oracle Corp.	3.250%	5/15/30	5,245	5,256
Oracle Corp.	4.300%	7/8/34	12,620	13,682
Oracle Corp.	3.900%	5/15/35	11,497	11,837
Oracle Corp.	3.850%	7/15/36	25,550	26,416
Oracle Corp.	6.500%	4/15/38	6,020	8,200
Oracle Corp.	6.125%	7/8/39	7,853	10,373
Oracle Corp.	5.375%	7/15/40	33,688	40,947
Oracle Corp.	4.500%	7/8/44	9,900	10,749
Oracle Corp.	4.125%	5/15/45	10,775	11,050
Oracle Corp.	4.000%	7/15/46	27,472	27,667
Oracle Corp.	4.375%	5/15/55	15,502	16,497
Pitney Bowes Inc.	6.250%	3/15/19	1,700	1,791
Pitney Bowes Inc.	3.375%	10/1/21	12,000	11,914
Pitney Bowes Inc.	4.625%	3/15/24	12,025	12,284
QUALCOMM Inc.	1.850%	5/20/19	13,415	13,446
QUALCOMM Inc.	2.100%	5/20/20	15,800	15,868
QUALCOMM Inc.	2.250%	5/20/20	10,100	10,169
QUALCOMM Inc.	3.000%	5/20/22	20,575	21,074

94

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	QUALCOMM Inc.	2.600%	1/30/23	14,300	14,234
	QUALCOMM Inc.	2.900%	5/20/24	16,785	16,753
	QUALCOMM Inc.	3.450%	5/20/25	24,630	25,279
	QUALCOMM Inc.	3.250%	5/20/27	26,475	26,541
	QUALCOMM Inc.	4.650%	5/20/35	10,997	12,018
	QUALCOMM Inc.	4.800%	5/20/45	15,377	16,797
	QUALCOMM Inc.	4.300%	5/20/47	20,885	21,373
	Seagate HDD Cayman	3.750%	11/15/18	9,550	9,765
8	Seagate HDD Cayman	4.250%	3/1/22	2,475	2,521
	Seagate HDD Cayman	4.750%	6/1/23	10,425	10,855
8	Seagate HDD Cayman	4.875%	3/1/24	4,975	5,062
	Seagate HDD Cayman	4.750%	1/1/25	9,775	9,824
	Seagate HDD Cayman	4.875%	6/1/27	8,150	8,150
	Seagate HDD Cayman	5.750%	12/1/34	5,850	5,857
	Tech Data Corp.	3.700%	2/15/22	5,050	5,151
	Tech Data Corp.	4.950%	2/15/27	5,500	5,832
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	6,294	6,412
	Texas Instruments Inc.	1.650%	8/3/19	9,540	9,543
	Texas Instruments Inc.	2.750%	3/12/21	5,900	6,027
	Texas Instruments Inc.	2.625%	5/15/24	3,500	3,483
	Total System Services Inc.	3.800%	4/1/21	8,495	8,834
	Total System Services Inc.	4.800%	4/1/26	19,575	21,275
	Trimble Navigation Ltd.	4.750%	12/1/24	3,800	4,066
	Tyco Electronics Group SA	2.350%	8/1/19	3,926	3,948
	Tyco Electronics Group SA	3.500%	2/3/22	2,200	2,281
	Tyco Electronics Group SA	3.450%	8/1/24	4,650	4,711
	Tyco Electronics Group SA	3.700%	2/15/26	1,000	1,033
	Tyco Electronics Group SA	7.125%	10/1/37	9,725	13,183
	Verisk Analytics Inc.	5.800%	5/1/21	2,075	2,307
	Verisk Analytics Inc.	4.125%	9/12/22	5,414	5,649
	Verisk Analytics Inc.	4.000%	6/15/25	9,200	9,503
	Verisk Analytics Inc.	5.500%	6/15/45	9,050	10,075
	Xerox Corp.	2.750%	3/15/19	7,646	7,702
	Xerox Corp.	5.625%	12/15/19	5,875	6,280
	Xerox Corp.	2.800%	5/15/20	4,300	4,308
	Xerox Corp.	2.750%	9/1/20	2,950	2,945
	Xerox Corp.	4.500%	5/15/21	6,115	6,415
8	Xerox Corp.	4.070%	3/17/22	4,300	4,409
	Xerox Corp.	3.800%	5/15/24	2,000	1,989
	Xerox Corp.	6.750%	12/15/39	2,000	2,122
	Xilinx Inc.	3.000%	3/15/21	10,675	10,904
	Xilinx Inc.	2.950%	6/1/24	4,900	4,915
	Transportation (0.6%)
5	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	855	913
5	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	1,416	1,473
5	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	9,781	10,466
5	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	4,418	4,539
5	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	7,164	7,182
5	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	2,097	2,082
5	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	1,972	2,021
5	American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	3,288	3,436
5	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	8,285	8,461
5	American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	9,156	9,270
5	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	14,415	14,343
5	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	2,300	2,266
	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	9,200	9,039
5	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	2/15/29	2,900	2,981
5	American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	1,500	1,553
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	500	531
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	6,053
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	700	742
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	8,925	9,311
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,390	2,467

95

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	5,637	5,814
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	7,666	7,861
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	5,450	5,839
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	5,812	6,156
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	5,565	5,791
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	18,000	18,186
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	5,900	6,197
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	986	1,261
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	5,000	5,106
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,200	4,204
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,627	3,463
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	8,045	10,149
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,760	7,893
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	8,040	9,772
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	4,350	5,022
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	6,183	6,657
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	9,750	10,467
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	12,695	13,794
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	7,075	8,448
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	7,076	8,228
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	7,830	8,688
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	4,084	4,268
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	7,400	8,348
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	12,628	12,844
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	9,200	9,675
	Canadian National Railway Co.	5.550%	3/1/19	2,260	2,396
	Canadian National Railway Co.	2.850%	12/15/21	2,335	2,385
	Canadian National Railway Co.	2.950%	11/21/24	1,440	1,469
	Canadian National Railway Co.	2.750%	3/1/26	8,560	8,495
	Canadian National Railway Co.	6.900%	7/15/28	3,200	4,300
	Canadian National Railway Co.	6.250%	8/1/34	1,225	1,623
	Canadian National Railway Co.	6.200%	6/1/36	2,468	3,285
	Canadian National Railway Co.	6.375%	11/15/37	2,068	2,817
	Canadian National Railway Co.	3.200%	8/2/46	1,700	1,563
	Canadian Pacific Railway Co.	7.250%	5/15/19	5,789	6,321
	Canadian Pacific Railway Co.	9.450%	8/1/21	1,000	1,243
	Canadian Pacific Railway Co.	4.500%	1/15/22	8,500	9,103
	Canadian Pacific Railway Co.	4.450%	3/15/23	6,303	6,809
	Canadian Pacific Railway Co.	2.900%	2/1/25	6,514	6,435
	Canadian Pacific Railway Co.	7.125%	10/15/31	2,535	3,487
	Canadian Pacific Railway Co.	5.750%	3/15/33	375	443
	Canadian Pacific Railway Co.	4.800%	9/15/35	725	806
	Canadian Pacific Railway Co.	5.950%	5/15/37	14,674	18,037
	Canadian Pacific Railway Co.	5.750%	1/15/42	13,430	16,523
	Canadian Pacific Railway Co.	4.800%	8/1/45	1,300	1,479
	Canadian Pacific Railway Co.	6.125%	9/15/15	3,760	4,728
5	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,773	3,057
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,043	3,370
5	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,529	1,615
5	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,382	7,797
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	2,753	2,891
	CSX Corp.	3.700%	10/30/20	1,155	1,205
	CSX Corp.	4.250%	6/1/21	4,490	4,784
	CSX Corp.	3.700%	11/1/23	5,500	5,769
	CSX Corp.	3.350%	11/1/25	10,115	10,366
	CSX Corp.	2.600%	11/1/26	5,500	5,300
	CSX Corp.	3.250%	6/1/27	9,654	9,735
	CSX Corp.	6.000%	10/1/36	6,619	8,360
	CSX Corp.	6.150%	5/1/37	2,997	3,833
	CSX Corp.	6.220%	4/30/40	8,485	11,085
	CSX Corp.	5.500%	4/15/41	9,017	10,872
	CSX Corp.	4.750%	5/30/42	4,490	4,993
	CSX Corp.	4.400%	3/1/43	237	252
	CSX Corp.	4.100%	3/15/44	7,100	7,283

96

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CSX Corp.	3.800%	11/1/46	4,050	3,964
	CSX Corp.	3.950%	5/1/50	4,465	4,358
	CSX Corp.	4.500%	8/1/54	375	394
	CSX Corp.	4.250%	11/1/66	8,645	8,587
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	3,633	4,178
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,796	3,076
5	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,406	1,459
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	619	650
5	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	3,699	3,819
	Delta Air Lines Inc.	2.875%	3/13/20	10,000	10,125
	Delta Air Lines Inc.	3.625%	3/15/22	10,000	10,275
	FedEx Corp.	8.000%	1/15/19	5,630	6,137
	FedEx Corp.	2.300%	2/1/20	4,300	4,332
	FedEx Corp.	2.625%	8/1/22	5,465	5,477
	FedEx Corp.	4.000%	1/15/24	5,500	5,871
	FedEx Corp.	3.200%	2/1/25	5,000	5,054
	FedEx Corp.	3.250%	4/1/26	7,395	7,445
	FedEx Corp.	3.300%	3/15/27	5,600	5,613
	FedEx Corp.	4.900%	1/15/34	302	336
	FedEx Corp.	3.900%	2/1/35	5,416	5,394
	FedEx Corp.	3.875%	8/1/42	1,725	1,623
	FedEx Corp.	4.100%	4/15/43	4,760	4,669
	FedEx Corp.	5.100%	1/15/44	5,695	6,371
	FedEx Corp.	4.100%	2/1/45	850	826
	FedEx Corp.	4.750%	11/15/45	15,475	16,736
	FedEx Corp.	4.550%	4/1/46	13,525	14,188
	FedEx Corp.	4.400%	1/15/47	1,825	1,876
	FedEx Corp.	4.500%	2/1/65	740	708
	JB Hunt Transport Services Inc.	2.400%	3/15/19	1,270	1,278
	JB Hunt Transport Services Inc.	3.300%	8/15/22	4,650	4,742
	Kansas City Southern	3.000%	5/15/23	5,955	5,968
	Kansas City Southern	4.300%	5/15/43	5,050	5,001
	Kansas City Southern	4.950%	8/15/45	4,700	5,065
5	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	5,077	5,033
	Norfolk Southern Corp.	5.900%	6/15/19	9,350	10,055
	Norfolk Southern Corp.	3.250%	12/1/21	5,500	5,676
	Norfolk Southern Corp.	3.000%	4/1/22	5,773	5,899
	Norfolk Southern Corp.	2.903%	2/15/23	3,468	3,497
	Norfolk Southern Corp.	3.850%	1/15/24	1,500	1,584
	Norfolk Southern Corp.	5.590%	5/17/25	2,302	2,622
	Norfolk Southern Corp.	2.900%	6/15/26	250	246
	Norfolk Southern Corp.	7.800%	5/15/27	2,700	3,613
	Norfolk Southern Corp.	7.250%	2/15/31	3,912	5,310
	Norfolk Southern Corp.	7.050%	5/1/37	2,000	2,724
	Norfolk Southern Corp.	4.837%	10/1/41	20,081	22,531
	Norfolk Southern Corp.	3.950%	10/1/42	203	202
	Norfolk Southern Corp.	4.450%	6/15/45	3,900	4,192
	Norfolk Southern Corp.	4.650%	1/15/46	6,185	6,851
	Norfolk Southern Corp.	7.900%	5/15/97	205	305
	Norfolk Southern Corp.	6.000%	3/15/05	1,850	2,218
	Norfolk Southern Corp.	6.000%	5/23/11	12,325	14,846
	Norfolk Southern Railway Corp.	9.750%	6/15/20	1,559	1,883
5	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	602	667
	Ryder System Inc.	2.450%	11/15/18	13,740	13,818
	Ryder System Inc.	2.350%	2/26/19	13,637	13,679
	Ryder System Inc.	2.550%	6/1/19	11,495	11,613
	Ryder System Inc.	2.450%	9/3/19	3,620	3,646
	Ryder System Inc.	2.500%	5/11/20	3,050	3,059
	Ryder System Inc.	2.875%	9/1/20	3,375	3,419
	Southwest Airlines Co.	2.750%	11/6/19	3,650	3,707
	Southwest Airlines Co.	2.650%	11/5/20	6,530	6,609
	Southwest Airlines Co.	3.000%	11/15/26	5,400	5,236
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,178	1,296

97

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	4,184	4,362
	Trinity Industries Inc.	4.550%	10/1/24	2,405	2,426
	Union Pacific Corp.	5.750%	11/15/17	155	157
	Union Pacific Corp.	5.700%	8/15/18	1,281	1,338
	Union Pacific Corp.	1.800%	2/1/20	2,832	2,824
	Union Pacific Corp.	2.250%	6/19/20	11,725	11,809
	Union Pacific Corp.	4.000%	2/1/21	5,683	6,021
	Union Pacific Corp.	4.163%	7/15/22	13,904	15,038
	Union Pacific Corp.	2.750%	4/15/23	1,475	1,490
	Union Pacific Corp.	3.646%	2/15/24	5,520	5,834
	Union Pacific Corp.	3.750%	3/15/24	1,163	1,229
	Union Pacific Corp.	3.250%	1/15/25	2,929	3,018
	Union Pacific Corp.	3.250%	8/15/25	12,950	13,303
	Union Pacific Corp.	2.750%	3/1/26	6,425	6,337
	Union Pacific Corp.	3.375%	2/1/35	7,100	7,028
	Union Pacific Corp.	4.250%	4/15/43	1,406	1,487
	Union Pacific Corp.	4.821%	2/1/44	300	343
	Union Pacific Corp.	4.150%	1/15/45	1,000	1,047
	Union Pacific Corp.	4.050%	11/15/45	2,132	2,200
	Union Pacific Corp.	4.050%	3/1/46	7,525	7,755
	Union Pacific Corp.	3.350%	8/15/46	5,250	4,878
	Union Pacific Corp.	3.799%	10/1/51	21,277	20,823
	Union Pacific Corp.	3.875%	2/1/55	8,800	8,533
	Union Pacific Corp.	4.375%	11/15/65	10,661	11,270
5	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	970	1,126
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	2,412	2,563
5	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	6,397	6,717
5	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	1,348	1,397
5	United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	2,880	2,974
5	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	11,063	11,284
5	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	4,100	4,151
5	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	37,515	37,234
5	United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	2,350	2,315
5	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	8,025	7,854
	United Parcel Service Inc.	5.125%	4/1/19	9,061	9,579
	United Parcel Service Inc.	3.125%	1/15/21	9,049	9,376
	United Parcel Service Inc.	2.350%	5/16/22	4,500	4,511
	United Parcel Service Inc.	2.450%	10/1/22	7,440	7,510
	United Parcel Service Inc.	2.400%	11/15/26	4,025	3,880
	United Parcel Service Inc.	6.200%	1/15/38	17,471	23,767
	United Parcel Service Inc.	4.875%	11/15/40	4,842	5,691
	United Parcel Service Inc.	3.625%	10/1/42	3,805	3,751
	United Parcel Service Inc.	3.400%	11/15/46	3,200	3,044
	United Parcel Service of America Inc.	8.375%	4/1/20	110	128
	United Parcel Service of America Inc.	8.375%	4/1/30	1,563	2,223
5	US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	1,126	1,261
5	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	665	691
5	US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	794	850
					31,206,611
Utilities (1.9%)
	Electric (1.8%)
	AEP Transmission Co. LLC	3.100%	12/1/26	2,290	2,283
	AEP Transmission Co. LLC	4.000%	12/1/46	3,600	3,725
	Alabama Power Co.	2.450%	3/30/22	9,000	9,017
	Alabama Power Co.	3.550%	12/1/23	1,000	1,041
	Alabama Power Co.	6.125%	5/15/38	275	351
	Alabama Power Co.	6.000%	3/1/39	445	570
	Alabama Power Co.	5.500%	3/15/41	475	567
	Alabama Power Co.	5.200%	6/1/41	3,400	3,965
	Alabama Power Co.	4.100%	1/15/42	8,425	8,474
	Alabama Power Co.	3.850%	12/1/42	1,050	1,043
	Alabama Power Co.	4.150%	8/15/44	3,575	3,710

98

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alabama Power Co.	3.750%	3/1/45	4,030	3,960
Alabama Power Co.	4.300%	1/2/46	14,804	15,653
Ameren Corp.	2.700%	11/15/20	10,475	10,594
Ameren Corp.	3.650%	2/15/26	4,190	4,277
Ameren Illinois Co.	2.700%	9/1/22	11,831	11,946
Ameren Illinois Co.	3.250%	3/1/25	1,335	1,364
Ameren Illinois Co.	4.300%	7/1/44	3,324	3,602
Ameren Illinois Co.	4.150%	3/15/46	2,400	2,562
American Electric Power Co. Inc.	2.950%	12/15/22	5,350	5,440
Appalachian Power Co.	4.600%	3/30/21	5,372	5,762
Appalachian Power Co.	3.400%	6/1/25	2,825	2,896
Appalachian Power Co.	3.300%	6/1/27	3,375	3,418
Appalachian Power Co.	7.000%	4/1/38	535	746
Appalachian Power Co.	4.450%	6/1/45	6,450	6,955
Arizona Public Service Co.	8.750%	3/1/19	3,880	4,306
Arizona Public Service Co.	3.150%	5/15/25	3,500	3,527
Arizona Public Service Co.	4.500%	4/1/42	9,063	9,902
Arizona Public Service Co.	4.350%	11/15/45	725	779
Arizona Public Service Co.	3.750%	5/15/46	10,325	10,143
Atlantic City Electric Co.	7.750%	11/15/18	2,430	2,617
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,738	1,819
Baltimore Gas & Electric Co.	3.350%	7/1/23	6,650	6,818
Baltimore Gas & Electric Co.	2.400%	8/15/26	4,000	3,776
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	840
Baltimore Gas & Electric Co.	3.500%	8/15/46	10,280	9,701
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,750	2,753
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,703	5,741
Berkshire Hathaway Energy Co.	3.750%	11/15/23	8,099	8,497
Berkshire Hathaway Energy Co.	3.500%	2/1/25	7,475	7,685
Berkshire Hathaway Energy Co.	8.480%	9/15/28	605	881
Berkshire Hathaway Energy Co.	6.125%	4/1/36	5,926	7,619
Berkshire Hathaway Energy Co.	5.950%	5/15/37	8,450	10,703
Berkshire Hathaway Energy Co.	6.500%	9/15/37	3,105	4,162
Berkshire Hathaway Energy Co.	5.150%	11/15/43	8,229	9,699
Berkshire Hathaway Energy Co.	4.500%	2/1/45	8,475	9,206
Black Hills Corp.	3.950%	1/15/26	2,700	2,787
Black Hills Corp.	3.150%	1/15/27	5,625	5,444
Black Hills Corp.	4.200%	9/15/46	5,825	5,717
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,575	2,536
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	5,300	5,231
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	2,100	1,996
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	600	596
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	138
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	10,922	10,651
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,200	1,340
Cleco Corporate Holdings LLC	3.743%	5/1/26	7,360	7,422
Cleco Corporate Holdings LLC	4.973%	5/1/46	3,500	3,735
Cleco Power LLC	6.500%	12/1/35	4,300	5,361
Cleco Power LLC	6.000%	12/1/40	4,075	4,952
Cleveland Electric Illuminating Co.	5.500%	8/15/24	5,740	6,577
Cleveland Electric Illuminating Co.	5.950%	12/15/36	20	24
CMS Energy Corp.	8.750%	6/15/19	10,110	11,344
CMS Energy Corp.	6.250%	2/1/20	3,476	3,820
CMS Energy Corp.	5.050%	3/15/22	1,275	1,402
CMS Energy Corp.	3.000%	5/15/26	3,000	2,945
CMS Energy Corp.	3.450%	8/15/27	950	959
CMS Energy Corp.	4.875%	3/1/44	2,400	2,686
Commonwealth Edison Co.	4.000%	8/1/20	3,831	4,018
Commonwealth Edison Co.	3.400%	9/1/21	5,150	5,347
Commonwealth Edison Co.	2.550%	6/15/26	9,600	9,219
Commonwealth Edison Co.	5.900%	3/15/36	3,094	3,913
Commonwealth Edison Co.	6.450%	1/15/38	9,223	12,441
Commonwealth Edison Co.	3.800%	10/1/42	2,314	2,291
Commonwealth Edison Co.	4.600%	8/15/43	3,315	3,686

99

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	4.700%	1/15/44	5,352	6,025
	Commonwealth Edison Co.	3.700%	3/1/45	8,550	8,372
	Commonwealth Edison Co.	4.350%	11/15/45	12,150	13,121
	Commonwealth Edison Co.	3.650%	6/15/46	12,300	12,015
	Connecticut Light & Power Co.	2.500%	1/15/23	6,940	6,909
	Connecticut Light & Power Co.	3.200%	3/15/27	3,125	3,167
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	800	857
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,090	14,134
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,250	2,403
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,475	7,595
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	4,944	6,160
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	2,920	3,776
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	500	659
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,080	1,505
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	428	525
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	6,650	8,346
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	21,095	23,110
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	9,450	10,467
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	8,570	8,551
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	7,125	7,242
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	4,737	5,247
	Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	3,255	3,413
	Consolidated Edison Inc.	2.000%	3/15/20	4,750	4,744
	Consolidated Edison Inc.	2.000%	5/15/21	5,000	4,924
	Constellation Energy Group Inc.	5.150%	12/1/20	9,058	9,715
	Consumers Energy Co.	6.125%	3/15/19	19,856	21,237
	Consumers Energy Co.	6.700%	9/15/19	12,212	13,427
	Consumers Energy Co.	2.850%	5/15/22	10,750	10,957
	Consumers Energy Co.	3.375%	8/15/23	5,085	5,287
	Consumers Energy Co.	3.950%	5/15/43	3,493	3,607
	Consumers Energy Co.	3.250%	8/15/46	4,675	4,261
	Consumers Energy Co.	3.950%	7/15/47	4,100	4,245
	Delmarva Power & Light Co.	3.500%	11/15/23	3,525	3,643
	Delmarva Power & Light Co.	4.150%	5/15/45	7,650	8,050
	Dominion Energy Inc.Dominion Energy Inc.	5.250%	8/1/33	753	848
	Dominion Energy Inc.	1.875%	1/15/19	4,975	4,975
	Dominion Energy Inc.	1.600%	8/15/19	500	495
	Dominion Energy Inc.	5.200%	8/15/19	1,515	1,612
	Dominion Energy Inc.	2.500%	12/1/19	4,688	4,715
	Dominion Energy Inc.	2.579%	7/1/20	6,875	6,907
	Dominion Energy Inc.	4.450%	3/15/21	9,163	9,803
	Dominion Energy Inc.	2.750%	1/15/22	5,050	5,076
	Dominion Energy Inc.	2.750%	9/15/22	50	50
	Dominion Energy Inc.	3.625%	12/1/24	5,950	6,076
	Dominion Energy Inc.	3.900%	10/1/25	9,090	9,414
	Dominion Energy Inc.	6.300%	3/15/33	7,775	9,696
	Dominion Energy Inc.	5.950%	6/15/35	9,135	11,224
	Dominion Energy Inc.	4.900%	8/1/41	3,795	4,127
	Dominion Energy Inc.	4.050%	9/15/42	6,725	6,577
	Dominion Energy Inc.	4.700%	12/1/44	8,057	8,733
5	Dominion Energy Inc.	5.750%	10/1/54	4,125	4,419
	DTE Electric Co.	3.450%	10/1/20	2,865	2,973
	DTE Electric Co.	3.650%	3/15/24	7,700	8,111
	DTE Electric Co.	3.375%	3/1/25	6,800	6,982
	DTE Electric Co.	4.000%	4/1/43	6,575	6,787
	DTE Electric Co.	4.300%	7/1/44	375	405
	DTE Electric Co.	3.700%	3/15/45	4,450	4,372
	DTE Electric Co.	3.700%	6/1/46	2,025	1,985
	DTE Energy Co.	1.500%	10/1/19	2,000	1,966
	DTE Energy Co.	2.400%	12/1/19	5,858	5,885
	DTE Energy Co.	3.850%	12/1/23	500	522
	DTE Energy Co.	3.500%	6/1/24	7,556	7,676
	DTE Energy Co.	2.850%	10/1/26	24,725	23,465
	DTE Energy Co.	3.800%	3/15/27	5,075	5,195

100

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	DTE Energy Co.	6.375%	4/15/33	5,195	6,549
	Duke Energy Carolinas LLC	7.000%	11/15/18	1,060	1,131
	Duke Energy Carolinas LLC	4.300%	6/15/20	6,400	6,819
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,100	1,166
	Duke Energy Carolinas LLC	2.500%	3/15/23	500	500
	Duke Energy Carolinas LLC	2.950%	12/1/26	7,200	7,153
	Duke Energy Carolinas LLC	6.000%	12/1/28	5,170	6,415
	Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	2,066
	Duke Energy Carolinas LLC	6.100%	6/1/37	11,676	15,071
	Duke Energy Carolinas LLC	6.000%	1/15/38	6,445	8,561
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,486	5,848
	Duke Energy Carolinas LLC	5.300%	2/15/40	7,273	8,902
	Duke Energy Carolinas LLC	4.250%	12/15/41	5,640	6,012
	Duke Energy Carolinas LLC	4.000%	9/30/42	2,895	2,978
	Duke Energy Carolinas LLC	3.750%	6/1/45	5,110	5,073
	Duke Energy Carolinas LLC	3.875%	3/15/46	10,000	10,179
	Duke Energy Corp.	5.050%	9/15/19	11,200	11,880
	Duke Energy Corp.	1.800%	9/1/21	240	234
	Duke Energy Corp.	3.550%	9/15/21	7,139	7,433
	Duke Energy Corp.	3.050%	8/15/22	13,015	13,264
	Duke Energy Corp.	2.650%	9/1/26	750	711
	Duke Energy Corp.	4.800%	12/15/45	1,075	1,183
	Duke Energy Corp.	3.750%	9/1/46	5,895	5,601
	Duke Energy Florida LLC	3.100%	8/15/21	400	411
	Duke Energy Florida LLC	3.200%	1/15/27	3,500	3,534
	Duke Energy Florida LLC	6.350%	9/15/37	10,625	14,254
	Duke Energy Florida LLC	6.400%	6/15/38	8,310	11,319
	Duke Energy Florida LLC	5.650%	4/1/40	750	941
	Duke Energy Florida LLC	3.400%	10/1/46	6,760	6,294
5	Duke Energy Florida Project Finance LLC	1.196%	3/1/22	2,375	2,359
5	Duke Energy Florida Project Finance LLC	1.731%	9/1/22	2,950	2,882
5	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	4,000	3,878
5	Duke Energy Florida Project Finance LLC	2.858%	3/1/33	2,150	2,018
5	Duke Energy Florida Project Finance LLC	3.112%	9/1/36	3,800	3,594
	Duke Energy Indiana LLC	3.750%	7/15/20	539	562
	Duke Energy Indiana LLC	6.120%	10/15/35	5,048	6,348
	Duke Energy Indiana LLC	6.350%	8/15/38	9,004	12,059
	Duke Energy Indiana LLC	6.450%	4/1/39	400	543
	Duke Energy Indiana LLC	4.200%	3/15/42	3,375	3,500
	Duke Energy Indiana LLC	4.900%	7/15/43	1,200	1,386
	Duke Energy Indiana LLC	3.750%	5/15/46	29,295	28,976
	Duke Energy Ohio Inc.	3.700%	6/15/46	4,800	4,698
	Duke Energy Progress Llc	5.300%	1/15/19	14,905	15,731
	Duke Energy Progress Llc	3.000%	9/15/21	7,805	8,019
	Duke Energy Progress Llc	2.800%	5/15/22	3,095	3,159
	Duke Energy Progress LLC	3.250%	8/15/25	5,050	5,147
	Duke Energy Progress LLC	6.300%	4/1/38	6,799	9,102
	Duke Energy Progress LLC	4.100%	5/15/42	196	203
	Duke Energy Progress LLC	4.100%	3/15/43	775	805
	Duke Energy Progress LLC	4.375%	3/30/44	6,875	7,435
	Duke Energy Progress LLC	4.150%	12/1/44	6,284	6,599
	Duke Energy Progress LLC	4.200%	8/15/45	3,077	3,254
	Duke Energy Progress LLC	3.700%	10/15/46	4,475	4,387
	Edison International	2.125%	4/15/20	3,000	2,997
	Edison International	2.950%	3/15/23	950	955
	El Paso Electric Co.	6.000%	5/15/35	1,475	1,750
	El Paso Electric Co.	5.000%	12/1/44	4,375	4,701
	Emera US Finance LP	2.150%	6/15/19	1,975	1,974
	Emera US Finance LP	2.700%	6/15/21	5,200	5,204
	Emera US Finance LP	3.550%	6/15/26	5,455	5,451
	Emera US Finance LP	4.750%	6/15/46	23,895	25,048
	Enel Americas SA	4.000%	10/25/26	3,000	3,011
	Entergy Arkansas Inc.	3.750%	2/15/21	10,250	10,698
	Entergy Arkansas Inc.	3.500%	4/1/26	5,878	6,066

101

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Entergy Corp.	4.000%	7/15/22	106	112
	Entergy Corp.	2.950%	9/1/26	4,000	3,847
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,305	2,673
	Entergy Louisiana LLC	4.050%	9/1/23	6,675	7,086
	Entergy Louisiana LLC	5.400%	11/1/24	3,325	3,813
	Entergy Louisiana LLC	2.400%	10/1/26	2,000	1,887
	Entergy Louisiana LLC	3.120%	9/1/27	5,600	5,571
	Entergy Louisiana LLC	3.250%	4/1/28	5,375	5,370
	Entergy Louisiana LLC	3.050%	6/1/31	16,350	15,755
	Entergy Louisiana LLC	4.950%	1/15/45	9,800	10,091
	Entergy Mississippi Inc.	3.100%	7/1/23	1,787	1,816
	Entergy Mississippi Inc.	2.850%	6/1/28	5,150	4,967
	Entergy Texas Inc.	7.125%	2/1/19	11,785	12,665
	Entergy Texas Inc.	5.150%	6/1/45	4,325	4,433
	Eversource Energy	4.500%	11/15/19	5,753	6,059
	Eversource Energy	3.150%	1/15/25	5,400	5,418
	Exelon Corp.	2.850%	6/15/20	3,813	3,874
	Exelon Corp.	2.450%	4/15/21	2,875	2,864
	Exelon Corp.	3.950%	6/15/25	20,250	20,948
	Exelon Corp.	3.400%	4/15/26	10,125	10,056
	Exelon Corp.	4.950%	6/15/35	6,500	7,142
	Exelon Corp.	5.625%	6/15/35	5,515	6,481
	Exelon Corp.	5.100%	6/15/45	3,850	4,306
	Exelon Corp.	4.450%	4/15/46	11,725	12,107
	Exelon Generation Co. LLC	5.200%	10/1/19	888	945
	Exelon Generation Co. LLC	4.000%	10/1/20	11,423	11,896
	Exelon Generation Co. LLC	4.250%	6/15/22	18,775	19,751
	Exelon Generation Co. LLC	6.250%	10/1/39	8,157	8,834
	Exelon Generation Co. LLC	5.750%	10/1/41	1,710	1,745
	Exelon Generation Co. LLC	5.600%	6/15/42	12,012	12,056
	FirstEnergy Corp.	2.850%	7/15/22	7,000	6,978
	FirstEnergy Corp.	4.250%	3/15/23	1,600	1,683
	FirstEnergy Corp.	3.900%	7/15/27	15,500	15,499
	FirstEnergy Corp.	7.375%	11/15/31	9,375	12,332
	FirstEnergy Corp.	4.850%	7/15/47	10,775	10,942
	Florida Power & Light Co.	2.750%	6/1/23	7,425	7,515
	Florida Power & Light Co.	3.250%	6/1/24	10,675	11,008
	Florida Power & Light Co.	3.125%	12/1/25	12,400	12,644
	Florida Power & Light Co.	5.625%	4/1/34	3,000	3,715
	Florida Power & Light Co.	4.950%	6/1/35	645	749
	Florida Power & Light Co.	5.650%	2/1/37	3,297	4,149
	Florida Power & Light Co.	5.950%	2/1/38	8,675	11,302
	Florida Power & Light Co.	5.250%	2/1/41	500	608
	Florida Power & Light Co.	4.125%	2/1/42	14,993	15,859
	Florida Power & Light Co.	3.800%	12/15/42	5,095	5,168
	Florida Power & Light Co.	4.050%	10/1/44	4,200	4,412
8	Fortis Inc.	2.100%	10/4/21	3,020	2,956
8	Fortis Inc.	3.055%	10/4/26	27,950	26,974
	Georgia Power Co.	1.950%	12/1/18	7,245	7,252
	Georgia Power Co.	4.250%	12/1/19	45	47
	Georgia Power Co.	2.000%	3/30/20	4,150	4,132
	Georgia Power Co.	2.400%	4/1/21	7,500	7,587
	Georgia Power Co.	2.850%	5/15/22	8,375	8,448
	Georgia Power Co.	3.250%	4/1/26	5,150	5,127
	Georgia Power Co.	3.250%	3/30/27	4,000	3,987
	Georgia Power Co.	5.650%	3/1/37	1,133	1,346
	Georgia Power Co.	5.950%	2/1/39	2,000	2,479
	Georgia Power Co.	5.400%	6/1/40	6,740	7,887
	Georgia Power Co.	4.750%	9/1/40	5,532	5,943
	Georgia Power Co.	4.300%	3/15/42	10,923	11,238
	Georgia Power Co.	4.300%	3/15/43	4,055	4,181
	Great Plains Energy Inc.	2.500%	3/9/20	5,500	5,536
	Great Plains Energy Inc.	4.850%	6/1/21	1,103	1,174
	Great Plains Energy Inc.	3.150%	4/1/22	7,000	7,065

102

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Great Plains Energy Inc.	3.900%	4/1/27	19,225	19,504
	Great Plains Energy Inc.	4.850%	4/1/47	5,025	5,175
	Gulf Power Co.	3.300%	5/30/27	3,400	3,417
	Iberdrola International BV	6.750%	7/15/36	3,475	4,530
	Indiana Michigan Power Co.	7.000%	3/15/19	4,540	4,901
	Indiana Michigan Power Co.	3.200%	3/15/23	7,277	7,259
	Indiana Michigan Power Co.	6.050%	3/15/37	7,050	8,750
	Indiana Michigan Power Co.	4.550%	3/15/46	1,405	1,535
	Indiana Michigan Power Co.	3.750%	7/1/47	4,000	3,893
	Interstate Power & Light Co.	6.250%	7/15/39	2,864	3,706
	Interstate Power & Light Co.	3.700%	9/15/46	2,500	2,404
	ITC Holdings Corp.	4.050%	7/1/23	2,925	3,049
	ITC Holdings Corp.	3.650%	6/15/24	4,070	4,095
	ITC Holdings Corp.	3.250%	6/30/26	250	247
	ITC Holdings Corp.	5.300%	7/1/43	10,810	12,526
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,549	2,747
	Kansas City Power & Light Co.	7.150%	4/1/19	2,890	3,140
	Kansas City Power & Light Co.	3.150%	3/15/23	750	757
	Kansas City Power & Light Co.	6.050%	11/15/35	1,440	1,799
	Kansas City Power & Light Co.	5.300%	10/1/41	6,370	7,426
	Kansas City Power & Light Co.	4.200%	6/15/47	3,350	3,406
	Kentucky Utilities Co.	3.250%	11/1/20	3,575	3,692
	Kentucky Utilities Co.	5.125%	11/1/40	2,831	3,377
	LG&E & KU Energy LLC	3.750%	11/15/20	26,786	27,959
	LG&E & KU Energy LLC	4.375%	10/1/21	75	79
	Louisville Gas & Electric Co.	3.300%	10/1/25	250	255
	Metropolitan Edison Co.	7.700%	1/15/19	4,611	4,972
	MidAmerican Energy Co.	3.500%	10/15/24	8,728	9,098
	MidAmerican Energy Co.	3.100%	5/1/27	2,750	2,764
	MidAmerican Energy Co.	6.750%	12/30/31	9,000	12,251
	MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,747
	MidAmerican Energy Co.	5.800%	10/15/36	275	344
	MidAmerican Energy Co.	4.800%	9/15/43	553	636
	MidAmerican Energy Co.	4.250%	5/1/46	195	209
	MidAmerican Energy Co.	3.950%	8/1/47	4,000	4,134
	Mississippi Power Co.	4.250%	3/15/42	7,875	6,928
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	13,690	15,212
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	3,275	3,294
	National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	15,000	14,970
	National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	1,925	1,911
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	5,000	5,051
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,505	3,514
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	6,900	6,945
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	4,500	4,507
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,117	2,179
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	5,000	5,027
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	9,800	9,811
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	11,500	11,603
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	8,720	8,626
	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	650	658
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	4,000	4,007
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	12,537	13,386
5	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,866	1,895
5	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	4,775	5,050
	Nevada Power Co.	6.500%	8/1/18	100	105
	Nevada Power Co.	7.125%	3/15/19	19,205	20,855
	Nevada Power Co.	6.650%	4/1/36	5,650	7,581
	Nevada Power Co.	6.750%	7/1/37	7,472	10,228
	Nevada Power Co.	5.450%	5/15/41	2,225	2,648
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	15,600	16,589
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	8,075	8,124
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	3,075	3,112
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	12,850	13,041
	Northern States Power Co.	2.200%	8/15/20	2,700	2,711

103

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern States Power Co.	6.250%	6/1/36	3,670	4,844
Northern States Power Co.	6.200%	7/1/37	5,443	7,222
Northern States Power Co.	5.350%	11/1/39	9,296	11,367
Northern States Power Co.	3.400%	8/15/42	18	17
Northern States Power Co.	4.000%	8/15/45	2,900	2,993
Northern States Power Co.	3.600%	5/15/46	2,700	2,618
NorthWestern Corp.	6.340%	4/1/19	4,500	4,825
NorthWestern Corp.	4.176%	11/15/44	3,125	3,225
NSTAR Electric Co.	2.375%	10/15/22	8,150	8,073
NSTAR Electric Co.	3.200%	5/15/27	3,875	3,894
NSTAR Electric Co.	5.500%	3/15/40	5,296	6,553
NV Energy Inc.	6.250%	11/15/20	12,485	14,033
Oglethorpe Power Corp.	5.950%	11/1/39	1,450	1,760
Oglethorpe Power Corp.	5.375%	11/1/40	7,000	8,020
Oglethorpe Power Corp.	5.250%	9/1/50	18	20
Ohio Edison Co.	6.875%	7/15/36	850	1,135
Ohio Power Co.	5.375%	10/1/21	4,466	4,972
Oklahoma Gas & Electric Co.	4.150%	4/1/47	3,075	3,208
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	6,035	6,374
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	6,010	6,016
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,496	6,620
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	6,250	6,211
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,525	3,472
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	2,930	4,089
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,621	2,389
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,050	1,249
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	4,119	4,516
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	4,700	4,603
Pacific Gas & Electric Co.	3.500%	10/1/20	21,075	21,736
Pacific Gas & Electric Co.	4.250%	5/15/21	11,366	12,103
Pacific Gas & Electric Co.	3.250%	6/15/23	8,980	9,231
Pacific Gas & Electric Co.	3.850%	11/15/23	1,500	1,584
Pacific Gas & Electric Co.	3.750%	2/15/24	4,975	5,227
Pacific Gas & Electric Co.	3.400%	8/15/24	5,771	5,944
Pacific Gas & Electric Co.	3.500%	6/15/25	4,800	4,962
Pacific Gas & Electric Co.	2.950%	3/1/26	2,000	1,983
Pacific Gas & Electric Co.	6.050%	3/1/34	31,572	40,676
Pacific Gas & Electric Co.	5.800%	3/1/37	8,995	11,424
Pacific Gas & Electric Co.	6.350%	2/15/38	1,525	2,032
Pacific Gas & Electric Co.	6.250%	3/1/39	4,925	6,501
Pacific Gas & Electric Co.	4.450%	4/15/42	9,769	10,613
Pacific Gas & Electric Co.	3.750%	8/15/42	210	206
Pacific Gas & Electric Co.	4.600%	6/15/43	15,200	16,867
Pacific Gas & Electric Co.	5.125%	11/15/43	55	65
Pacific Gas & Electric Co.	4.750%	2/15/44	5,083	5,792
Pacific Gas & Electric Co.	4.300%	3/15/45	1,950	2,094
Pacific Gas & Electric Co.	4.250%	3/15/46	11,995	12,755
Pacific Gas & Electric Co.	4.000%	12/1/46	5,875	6,048
PacifiCorp	5.650%	7/15/18	7,504	7,803
PacifiCorp	5.500%	1/15/19	10,477	11,037
PacifiCorp	2.950%	2/1/22	8,000	8,166
PacifiCorp	3.600%	4/1/24	9,564	10,000
PacifiCorp	7.700%	11/15/31	1,174	1,698
PacifiCorp	5.250%	6/15/35	100	118
PacifiCorp	5.750%	4/1/37	3,181	3,984
PacifiCorp	6.250%	10/15/37	8,356	11,058
PacifiCorp	6.350%	7/15/38	2,050	2,747
PacifiCorp	6.000%	1/15/39	3,806	4,942
PacifiCorp	4.100%	2/1/42	3,545	3,666
PECO Energy Co.	2.375%	9/15/22	2,925	2,905
PECO Energy Co.	3.150%	10/15/25	200	202
Pennsylvania Electric Co.	5.200%	4/1/20	3,600	3,794
PG&E Corp.	2.400%	3/1/19	3,975	3,989
Potomac Electric Power Co.	3.600%	3/15/24	1,900	1,978

104

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Potomac Electric Power Co.	6.500%	11/15/37	8,007	10,869
Potomac Electric Power Co.	4.150%	3/15/43	4,575	4,842
PPL Capital Funding Inc.	4.200%	6/15/22	2,365	2,508
PPL Capital Funding Inc.	3.500%	12/1/22	1,795	1,851
PPL Capital Funding Inc.	3.400%	6/1/23	3,495	3,586
PPL Capital Funding Inc.	3.950%	3/15/24	815	853
PPL Capital Funding Inc.	3.100%	5/15/26	4,726	4,618
PPL Capital Funding Inc.	4.700%	6/1/43	2,750	2,906
PPL Capital Funding Inc.	5.000%	3/15/44	11,571	13,023
PPL Electric Utilities Corp.	3.000%	9/15/21	3,300	3,385
PPL Electric Utilities Corp.	6.250%	5/15/39	5,327	7,107
PPL Electric Utilities Corp.	4.750%	7/15/43	700	798
PPL Electric Utilities Corp.	4.125%	6/15/44	2,700	2,832
PPL Electric Utilities Corp.	3.950%	6/1/47	4,775	4,917
Progress Energy Inc.	4.875%	12/1/19	4,500	4,757
Progress Energy Inc.	4.400%	1/15/21	9,827	10,427
Progress Energy Inc.	3.150%	4/1/22	17,190	17,526
Progress Energy Inc.	7.750%	3/1/31	1,885	2,650
Progress Energy Inc.	7.000%	10/30/31	2,850	3,764
Progress Energy Inc.	6.000%	12/1/39	5,620	7,067
PSEG Power LLC	5.125%	4/15/20	1,286	1,376
PSEG Power LLC	3.000%	6/15/21	4,160	4,222
PSEG Power LLC	4.300%	11/15/23	470	497
PSEG Power LLC	8.625%	4/15/31	340	440
Public Service Co. of Colorado	5.800%	8/1/18	1,485	1,548
Public Service Co. of Colorado	5.125%	6/1/19	7,475	7,911
Public Service Co. of Colorado	3.200%	11/15/20	4,175	4,306
Public Service Co. of Colorado	2.250%	9/15/22	5,550	5,497
Public Service Co. of Colorado	6.250%	9/1/37	497	656
Public Service Co. of Colorado	3.600%	9/15/42	10,475	10,166
Public Service Co. of Colorado	4.300%	3/15/44	120	129
Public Service Co. of Colorado	3.800%	6/15/47	3,000	3,026
Public Service Co. of New Hampshire	3.500%	11/1/23	2,054	2,142
Public Service Co. of Oklahoma	5.150%	12/1/19	100	106
Public Service Electric & Gas Co.	2.300%	9/15/18	6,150	6,199
Public Service Electric & Gas Co.	1.900%	3/15/21	3,100	3,064
Public Service Electric & Gas Co.	2.375%	5/15/23	308	305
Public Service Electric & Gas Co.	3.000%	5/15/25	4,460	4,494
Public Service Electric & Gas Co.	2.250%	9/15/26	575	541
Public Service Electric & Gas Co.	3.000%	5/15/27	4,275	4,271
Public Service Electric & Gas Co.	5.800%	5/1/37	1,700	2,150
Public Service Electric & Gas Co.	3.950%	5/1/42	14,965	15,488
Public Service Electric & Gas Co.	3.650%	9/1/42	825	819
Public Service Electric & Gas Co.	3.800%	3/1/46	15,930	16,118
Public Service Enterprise Group Inc.	1.600%	11/15/19	625	618
Puget Energy Inc.	6.500%	12/15/20	17,900	19,956
Puget Energy Inc.	6.000%	9/1/21	9,619	10,659
Puget Energy Inc.	5.625%	7/15/22	2,150	2,395
Puget Energy Inc.	3.650%	5/15/25	6,680	6,662
Puget Sound Energy Inc.	6.274%	3/15/37	3,475	4,526
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,394
Puget Sound Energy Inc.	5.795%	3/15/40	1,774	2,270
Puget Sound Energy Inc.	5.638%	4/15/41	3,068	3,817
Puget Sound Energy Inc.	4.300%	5/20/45	6,100	6,564
San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,085
San Diego Gas & Electric Co.	3.600%	9/1/23	3,675	3,868
San Diego Gas & Electric Co.	2.500%	5/15/26	100	96
San Diego Gas & Electric Co.	6.000%	6/1/39	805	1,053
San Diego Gas & Electric Co.	4.500%	8/15/40	2,570	2,844
San Diego Gas & Electric Co.	3.750%	6/1/47	6,000	6,019
SCANA Corp.	4.750%	5/15/21	4,575	4,780
SCANA Corp.	4.125%	2/1/22	6,605	6,734
Sierra Pacific Power Co.	3.375%	8/15/23	8,448	8,620
Sierra Pacific Power Co.	2.600%	5/1/26	13,745	13,259

105

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,733
	South Carolina Electric & Gas Co.	6.500%	11/1/18	1,720	1,820
	South Carolina Electric & Gas Co.	6.625%	2/1/32	5,729	7,340
	South Carolina Electric & Gas Co.	5.300%	5/15/33	93	106
	South Carolina Electric & Gas Co.	6.050%	1/15/38	3,635	4,507
	South Carolina Electric & Gas Co.	5.450%	2/1/41	3,370	3,912
	South Carolina Electric & Gas Co.	4.350%	2/1/42	5,243	5,345
	South Carolina Electric & Gas Co.	4.600%	6/15/43	7,635	8,074
	South Carolina Electric & Gas Co.	4.100%	6/15/46	550	542
	South Carolina Electric & Gas Co.	4.500%	6/1/64	3,750	3,777
	South Carolina Electric & Gas Co.	5.100%	6/1/65	5,200	5,753
	Southern California Edison Co.	3.875%	6/1/21	17,875	18,853
5	Southern California Edison Co.	1.845%	2/1/22	3,911	3,865
	Southern California Edison Co.	2.400%	2/1/22	9,900	9,905
	Southern California Edison Co.	6.650%	4/1/29	2,056	2,645
	Southern California Edison Co.	6.000%	1/15/34	5,485	6,962
	Southern California Edison Co.	5.750%	4/1/35	2,913	3,644
	Southern California Edison Co.	5.350%	7/15/35	7,323	8,803
	Southern California Edison Co.	5.550%	1/15/36	1,400	1,704
	Southern California Edison Co.	5.625%	2/1/36	7,300	9,016
	Southern California Edison Co.	5.550%	1/15/37	6,650	8,200
	Southern California Edison Co.	5.950%	2/1/38	5,713	7,385
	Southern California Edison Co.	6.050%	3/15/39	935	1,229
	Southern California Edison Co.	5.500%	3/15/40	898	1,128
	Southern California Edison Co.	4.500%	9/1/40	4,575	5,056
	Southern California Edison Co.	4.050%	3/15/42	4,950	5,137
	Southern California Edison Co.	4.650%	10/1/43	2,699	3,057
	Southern California Edison Co.	3.600%	2/1/45	8,250	7,994
	Southern Co.	1.550%	7/1/18	8,500	8,477
	Southern Co.	1.850%	7/1/19	3,675	3,651
	Southern Co.	2.150%	9/1/19	2,650	2,649
	Southern Co.	2.750%	6/15/20	12,160	12,305
	Southern Co.	2.350%	7/1/21	10,425	10,355
	Southern Co.	2.950%	7/1/23	7,950	7,899
	Southern Co.	3.250%	7/1/26	14,465	14,155
	Southern Co.	4.250%	7/1/36	12,700	12,947
	Southern Co.	4.400%	7/1/46	14,450	14,781
	Southern Power Co.	1.950%	12/15/19	8,350	8,284
	Southern Power Co.	2.375%	6/1/20	2,900	2,897
	Southern Power Co.	2.500%	12/15/21	10,000	9,910
	Southern Power Co.	4.150%	12/1/25	12,200	12,727
	Southern Power Co.	5.150%	9/15/41	11,240	11,945
	Southern Power Co.	4.950%	12/15/46	3,375	3,485
	Southwestern Electric Power Co.	6.450%	1/15/19	3,685	3,923
	Southwestern Electric Power Co.	2.750%	10/1/26	650	624
	Southwestern Electric Power Co.	6.200%	3/15/40	2,010	2,583
	Southwestern Electric Power Co.	3.900%	4/1/45	4,275	4,280
	Southwestern Public Service Co.	3.300%	6/15/24	1,815	1,859
	Southwestern Public Service Co.	4.500%	8/15/41	3,645	4,007
	Southwestern Public Service Co.	3.400%	8/15/46	21,700	20,316
	Tampa Electric Co.	5.400%	5/15/21	2,462	2,711
	Tampa Electric Co.	2.600%	9/15/22	5,690	5,601
	Tampa Electric Co.	6.550%	5/15/36	850	1,094
	Tampa Electric Co.	4.100%	6/15/42	602	594
	Tampa Electric Co.	4.350%	5/15/44	7,295	7,491
	Tampa Electric Co.	4.200%	5/15/45	4,250	4,269
	TECO Finance Inc.	5.150%	3/15/20	3,594	3,813
	Toledo Edison Co.	6.150%	5/15/37	880	1,090
	TransAlta Corp.	4.500%	11/15/22	3,495	3,513
	TransAlta Corp.	6.500%	3/15/40	3,939	3,780
	Tucson Electric Power Co.	3.050%	3/15/25	2,375	2,310
	UIL Holdings Corp.	4.625%	10/1/20	1,600	1,647
	Union Electric Co.	6.700%	2/1/19	3,941	4,231
	Union Electric Co.	3.500%	4/15/24	7,760	8,068

106

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Electric Co.	2.950%	6/15/27	4,000	3,959
Union Electric Co.	5.300%	8/1/37	3,945	4,720
Union Electric Co.	8.450%	3/15/39	1,775	2,838
Union Electric Co.	3.900%	9/15/42	2,450	2,509
Union Electric Co.	3.650%	4/15/45	3,975	3,925
Virginia Electric & Power Co.	5.000%	6/30/19	4,637	4,909
Virginia Electric & Power Co.	2.950%	1/15/22	4,050	4,137
Virginia Electric & Power Co.	3.450%	9/1/22	1,415	1,470
Virginia Electric & Power Co.	3.450%	2/15/24	4,920	5,079
Virginia Electric & Power Co.	3.100%	5/15/25	4,180	4,206
Virginia Electric & Power Co.	3.150%	1/15/26	7,900	7,935
Virginia Electric & Power Co.	2.950%	11/15/26	3,370	3,332
Virginia Electric & Power Co.	3.500%	3/15/27	21,575	22,182
Virginia Electric & Power Co.	6.000%	1/15/36	5,700	7,249
Virginia Electric & Power Co.	6.000%	5/15/37	3,416	4,372
Virginia Electric & Power Co.	6.350%	11/30/37	3,700	4,934
Virginia Electric & Power Co.	8.875%	11/15/38	28	47
Virginia Electric & Power Co.	4.000%	1/15/43	4,058	4,175
Virginia Electric & Power Co.	4.650%	8/15/43	8,055	9,107
Virginia Electric & Power Co.	4.450%	2/15/44	9,225	10,137
Virginia Electric & Power Co.	4.200%	5/15/45	5,850	6,195
WEC Energy Group Inc.	2.450%	6/15/20	3,000	3,019
WEC Energy Group Inc.	3.550%	6/15/25	3,525	3,633
Westar Energy Inc.	2.550%	7/1/26	5,875	5,664
Westar Energy Inc.	3.100%	4/1/27	7,500	7,412
Westar Energy Inc.	4.125%	3/1/42	8,190	8,570
Westar Energy Inc.	4.100%	4/1/43	5,175	5,357
Westar Energy Inc.	4.625%	9/1/43	1,425	1,570
Westar Energy Inc.	4.250%	12/1/45	1,310	1,383
Wisconsin Electric Power Co.	2.950%	9/15/21	2,515	2,576
Wisconsin Electric Power Co.	5.625%	5/15/33	775	934
Wisconsin Electric Power Co.	5.700%	12/1/36	1,050	1,307
Wisconsin Electric Power Co.	4.250%	6/1/44	2,125	2,226
Wisconsin Power & Light Co.	6.375%	8/15/37	4,375	5,836
Wisconsin Public Service Corp.	1.650%	12/4/18	3,920	3,909
Wisconsin Public Service Corp.	3.671%	12/1/42	1,875	1,814
Xcel Energy Inc.	4.700%	5/15/20	825	874
Xcel Energy Inc.	2.400%	3/15/21	8,000	8,015
Xcel Energy Inc.	2.600%	3/15/22	5,250	5,285
Xcel Energy Inc.	3.300%	6/1/25	4,800	4,853
Xcel Energy Inc.	3.350%	12/1/26	3,875	3,915
Xcel Energy Inc.	6.500%	7/1/36	7,842	10,355
Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	1,110	1,220
Atmos Energy Corp.	3.000%	6/15/27	5,000	4,966
Atmos Energy Corp.	5.500%	6/15/41	10,225	12,499
Atmos Energy Corp.	4.150%	1/15/43	8,840	9,163
Atmos Energy Corp.	4.125%	10/15/44	2,350	2,462
CenterPoint Energy Resources Corp.	4.500%	1/15/21	16,687	17,526
CenterPoint Energy Resources Corp.	5.850%	1/15/41	7,150	8,777
NiSource Finance Corp.	6.800%	1/15/19	195	208
NiSource Finance Corp.	5.450%	9/15/20	6,732	7,343
NiSource Finance Corp.	3.490%	5/15/27	10,000	10,058
NiSource Finance Corp.	5.950%	6/15/41	9,065	11,252
Nisource Finance Corp.	5.250%	2/15/43	1,300	1,492
NiSource Finance Corp.	4.800%	2/15/44	412	450
NiSource Finance Corp.	4.375%	5/15/47	19,675	20,489
ONE Gas Inc.	2.070%	2/1/19	4,529	4,533
ONE Gas Inc.	4.658%	2/1/44	1,325	1,459
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,450	2,651
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	1,425	1,336
Sempra Energy	9.800%	2/15/19	6,155	6,906
Sempra Energy	1.625%	10/7/19	2,500	2,478

107

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sempra Energy	2.400%	3/15/20	3,211	3,224
Sempra Energy	2.850%	11/15/20	7,179	7,286
Sempra Energy	2.875%	10/1/22	6,181	6,198
Sempra Energy	4.050%	12/1/23	7,585	8,056
Sempra Energy	3.750%	11/15/25	3,000	3,084
Sempra Energy	6.000%	10/15/39	21,163	26,701
Southern California Gas Co.	3.150%	9/15/24	175	180
Southern California Gas Co.	3.200%	6/15/25	1,020	1,044
Southern California Gas Co.	2.600%	6/15/26	13,000	12,555
Southern California Gas Co.	3.750%	9/15/42	5,170	5,227
Southern Co. Gas Capital Corp.	5.250%	8/15/19	885	941
Southern Co. Gas Capital Corp.	3.500%	9/15/21	2,625	2,696
Southern Co. Gas Capital Corp.	2.450%	10/1/23	250	242
Southern Co. Gas Capital Corp.	3.875%	11/15/25	1,000	1,025
Southern Co. Gas Capital Corp.	3.250%	6/15/26	7,650	7,493
Southern Co. Gas Capital Corp.	5.875%	3/15/41	4,075	4,891
Southern Co. Gas Capital Corp.	4.400%	6/1/43	4,325	4,445
Southern Co. Gas Capital Corp.	3.950%	10/1/46	4,700	4,471
Southern Co. Gas Capital Corp.	4.400%	5/30/47	12,700	13,102
Southwest Gas Corp.	3.800%	9/29/46	400	387
Other Utility (0.0%)
American Water Capital Corp.	3.850%	3/1/24	3,475	3,697
American Water Capital Corp.	3.400%	3/1/25	1,260	1,302
American Water Capital Corp.	3.000%	12/1/26	1,075	1,071
American Water Capital Corp.	6.593%	10/15/37	5,620	7,763
American Water Capital Corp.	4.300%	12/1/42	60	65
American Water Capital Corp.	4.300%	9/1/45	5,700	6,167
American Water Capital Corp.	4.000%	12/1/46	925	972
United Utilities plc	5.375%	2/1/19	2,500	2,600
United Utilities plc	6.875%	8/15/28	960	1,157
Veolia Environnement SA	6.750%	6/1/38	3,549	4,577

				3,555,060

Total Corporate Bonds (Cost $49,124,873)				50,773,548

Sovereign Bonds (4.9%)
African Development Bank	1.625%	10/2/18	24,655	24,680
African Development Bank	1.000%	11/2/18	8,675	8,619
African Development Bank	1.000%	5/15/19	16,400	16,230
African Development Bank	1.375%	2/12/20	9,600	9,521
African Development Bank	1.875%	3/16/20	27,000	27,117
African Development Bank	1.250%	7/26/21	2,620	2,548
African Development Bank	2.375%	9/23/21	26,600	26,996
Agricultural Bank of China Ltd.	2.750%	5/21/20	1,645	1,647
Asian Development Bank	5.593%	7/16/18	3,528	3,665
Asian Development Bank	1.750%	9/11/18	21,445	21,520
Asian Development Bank	0.875%	10/5/18	33,000	32,760
Asian Development Bank	1.875%	10/23/18	13,850	13,916
Asian Development Bank	1.375%	1/15/19	14,500	14,478
Asian Development Bank	1.750%	3/21/19	3,370	3,382
Asian Development Bank	1.875%	4/12/19	12,120	12,192
Asian Development Bank	1.000%	8/16/19	3,720	3,675
Asian Development Bank	1.500%	1/22/20	17,280	17,224
Asian Development Bank	1.375%	3/23/20	16,525	16,388
Asian Development Bank	1.625%	5/5/20	101,000	100,874
Asian Development Bank	1.625%	8/26/20	3,900	3,881
Asian Development Bank	1.625%	3/16/21	44,000	43,618
Asian Development Bank	1.750%	6/8/21	37,000	36,752
Asian Development Bank	2.125%	11/24/21	20,000	20,122
Asian Development Bank	2.000%	2/16/22	81,601	81,584
Asian Development Bank	1.875%	2/18/22	27,550	27,372
Asian Development Bank	2.000%	1/22/25	16,950	16,548
Asian Development Bank	2.000%	4/24/26	9,350	9,033
Asian Development Bank	2.625%	1/12/27	11,300	11,452

108

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Asian Development Bank	6.220%	8/15/27	375	495
	Asian Development Bank	5.820%	6/16/28	148	182
8	Bank of England	1.250%	3/14/19	2,250	2,238
	Canada	1.625%	2/27/19	4,510	4,503
	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	5,000	5,345
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,525	6,463
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	21,185	21,257
	CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	4,500	4,484
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	30,550	30,507
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	30,800	32,379
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	400	440
	Corp. Andina de Fomento	2.000%	5/10/19	17,000	17,015
	Corp. Andina de Fomento	8.125%	6/4/19	19,700	21,880
	Corp. Andina de Fomento	2.125%	9/27/21	10,900	10,791
	Corp. Andina de Fomento	4.375%	6/15/22	25,925	27,993
	Council Of Europe Development Bank	1.500%	5/17/19	6,100	6,093
	Council Of Europe Development Bank	1.750%	11/14/19	2,900	2,905
	Council Of Europe Development Bank	1.875%	1/27/20	2,250	2,260
	Council Of Europe Development Bank	1.625%	3/10/20	17,800	17,742
	Council Of Europe Development Bank	1.625%	3/16/21	8,500	8,394
	Ecopetrol SA	4.250%	9/18/18	3,015	3,083
	Ecopetrol SA	5.875%	9/18/23	20,765	22,660
	Ecopetrol SA	4.125%	1/16/25	20,250	19,769
	Ecopetrol SA	5.375%	6/26/26	27,800	28,808
	Ecopetrol SA	7.375%	9/18/43	3,800	4,090
	Ecopetrol SA	5.875%	5/28/45	22,815	20,944
	Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	5,000	5,079
	European Bank for Reconstruction & Development	1.000%	9/17/18	4,650	4,626
	European Bank for Reconstruction & Development	1.625%	11/15/18	10,625	10,649
	European Bank for Reconstruction & Development	1.750%	6/14/19	20,400	20,439
	European Bank for Reconstruction & Development	0.875%	7/22/19	5,000	4,922
	European Bank for Reconstruction & Development	1.750%	11/26/19	19,600	19,635
	European Bank for Reconstruction & Development	1.500%	3/16/20	23,050	22,917
	European Bank for Reconstruction & Development	1.125%	8/24/20	3,250	3,180
	European Bank for Reconstruction & Development	2.000%	2/1/21	34,650	34,697
	European Bank for Reconstruction & Development	1.875%	2/23/22	14,800	14,667
	European Investment Bank	1.125%	8/15/18	42,360	42,200
	European Investment Bank	1.625%	12/18/18	23,145	23,196
	European Investment Bank	1.875%	3/15/19	74,780	75,223
	European Investment Bank	1.250%	5/15/19	46,350	46,102
	European Investment Bank	1.750%	6/17/19	68,060	68,276
	European Investment Bank	1.125%	8/15/19	64,100	63,500
	European Investment Bank	1.625%	3/16/20	58,370	58,252
	European Investment Bank	1.750%	5/15/20	50,000	49,958
	European Investment Bank	1.375%	6/15/20	20,025	19,806
	European Investment Bank	1.625%	8/14/20	14,760	14,696
	European Investment Bank	2.875%	9/15/20	12,945	13,368
	European Investment Bank	1.625%	12/15/20	38,500	38,217
	European Investment Bank	4.000%	2/16/21	30,585	32,804
	European Investment Bank	2.000%	3/15/21	7,700	7,729
	European Investment Bank	2.500%	4/15/21	40,760	41,576
	European Investment Bank	1.625%	6/15/21	12,000	11,850
	European Investment Bank	1.375%	9/15/21	1,250	1,219
	European Investment Bank	2.125%	10/15/21	4,550	4,572
	European Investment Bank	2.250%	3/15/22	53,000	53,451
	European Investment Bank	2.375%	6/15/22	47,850	48,441
	European Investment Bank	2.250%	8/15/22	28,045	28,213
	European Investment Bank	3.250%	1/29/24	20,650	21,849
	European Investment Bank	2.500%	10/15/24	23,660	23,986
	European Investment Bank	1.875%	2/10/25	42,150	40,676
	European Investment Bank	2.125%	4/13/26	59,100	57,614
	European Investment Bank	2.375%	5/24/27	17,100	16,973
	European Investment Bank	4.875%	2/15/36	1,190	1,532
	Export Development Canada	1.500%	10/3/18	5,275	5,266

109

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export Development Canada	1.000%	11/1/18	7,775	7,719
	Export Development Canada	1.250%	2/4/19	11,500	11,440
8	Export Development Canada	1.500%	4/4/19	2,200	2,194
9	Export Development Canada	1.750%	8/19/19	27,650	27,612
9	Export Development Canada	1.625%	12/3/19	4,500	4,481
9	Export Development Canada	1.625%	1/17/20	11,000	10,966
	Export Development Canada	1.625%	6/1/20	3,000	2,992
	Export Development Canada	1.750%	7/21/20	325	324
	Export Development Canada	1.500%	5/26/21	24,750	24,245
	Export Development Canada	1.375%	10/21/21	9,400	9,130
	Export-Import Bank of Korea	1.750%	2/27/18	17,810	17,785
	Export-Import Bank of Korea	2.875%	9/17/18	10,400	10,501
	Export-Import Bank of Korea	1.750%	5/26/19	8,300	8,233
	Export-Import Bank of Korea	2.375%	8/12/19	7,000	7,024
	Export-Import Bank of Korea	1.500%	10/21/19	12,000	11,814
	Export-Import Bank of Korea	5.125%	6/29/20	9,730	10,462
	Export-Import Bank of Korea	2.625%	12/30/20	2,450	2,456
	Export-Import Bank of Korea	4.000%	1/29/21	7,824	8,192
	Export-Import Bank of Korea	2.125%	2/11/21	500	491
	Export-Import Bank of Korea	2.500%	5/10/21	5,200	5,172
	Export-Import Bank of Korea	4.375%	9/15/21	4,425	4,721
	Export-Import Bank of Korea	1.875%	10/21/21	11,500	11,119
	Export-Import Bank of Korea	2.750%	1/25/22	22,200	22,211
	Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,562
	Export-Import Bank of Korea	4.000%	1/14/24	34,750	36,731
	Export-Import Bank of Korea	3.250%	11/10/25	6,430	6,472
	Export-Import Bank of Korea	2.625%	5/26/26	12,900	12,388
	FMS Wertmanagement AoeR	1.125%	9/5/17	8,500	8,500
	FMS Wertmanagement AoeR	1.625%	11/20/18	22,450	22,501
	FMS Wertmanagement AoeR	1.000%	8/16/19	35,000	34,538
10	FMS Wertmanagement AoeR	1.750%	1/24/20	24,100	24,041
	FMS Wertmanagement AoeR	1.750%	3/17/20	8,000	8,002
	Hydro-Quebec	8.400%	1/15/22	8,195	10,075
	Hydro-Quebec	8.050%	7/7/24	3,310	4,300
	Hydro-Quebec	8.500%	12/1/29	825	1,200
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,850	4,860
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	4,400	4,475
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	8,000	7,926
	Inter-American Development Bank	1.750%	8/24/18	5,600	5,621
	Inter-American Development Bank	1.125%	8/28/18	40,512	40,359
	Inter-American Development Bank	4.250%	9/10/18	2,980	3,076
	Inter-American Development Bank	1.000%	5/13/19	15,800	15,656
	Inter-American Development Bank	1.125%	9/12/19	2,650	2,625
	Inter-American Development Bank	3.875%	9/17/19	57,480	60,244
	Inter-American Development Bank	1.250%	10/15/19	12,750	12,646
	Inter-American Development Bank	1.750%	10/15/19	31,700	31,798
	Inter-American Development Bank	3.875%	2/14/20	6,475	6,834
	Inter-American Development Bank	1.625%	5/12/20	52,200	52,020
	Inter-American Development Bank	1.875%	6/16/20	29,600	29,720
	Inter-American Development Bank	2.125%	11/9/20	11,470	11,587
	Inter-American Development Bank	1.875%	3/15/21	2,975	2,975
	Inter-American Development Bank	2.125%	1/18/22	55,400	55,735
	Inter-American Development Bank	1.750%	4/14/22	29,485	29,109
	Inter-American Development Bank	3.000%	10/4/23	8,025	8,381
	Inter-American Development Bank	3.000%	2/21/24	19,195	20,045
	Inter-American Development Bank	2.125%	1/15/25	20,860	20,573
	Inter-American Development Bank	7.000%	6/15/25	2,950	3,812
	Inter-American Development Bank	2.000%	6/2/26	28,350	27,353
	Inter-American Development Bank	2.375%	7/7/27	46,500	46,151
	Inter-American Development Bank	3.875%	10/28/41	45	50
	Inter-American Development Bank	3.200%	8/7/42	5,597	5,591
	Inter-American Development Bank	4.375%	1/24/44	8,225	9,934
	International Bank for Reconstruction & Development	0.875%	7/19/18	43,800	43,580
	International Bank for Reconstruction & Development	1.000%	10/5/18	18,430	18,333

110

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction & Development	1.875%	3/15/19	72,430	72,859
	International Bank for Reconstruction & Development	1.250%	7/26/19	64,950	64,586
	International Bank for Reconstruction & Development	0.875%	8/15/19	52,650	51,894
	International Bank for Reconstruction & Development	1.875%	10/7/19	45,125	45,377
	International Bank for Reconstruction & Development	1.300%	10/25/19	2,200	2,171
	International Bank for Reconstruction & Development	1.125%	11/27/19	26,375	26,069
	International Bank for Reconstruction & Development	1.375%	3/30/20	22,500	22,313
	International Bank for Reconstruction & Development	1.875%	4/21/20	91,450	91,739
	International Bank for Reconstruction & Development	1.125%	8/10/20	5,250	5,156
	International Bank for Reconstruction & Development	2.125%	11/1/20	20,500	20,708
	International Bank for Reconstruction & Development	1.625%	3/9/21	19,750	19,603
	International Bank for Reconstruction & Development	1.375%	5/24/21	62,300	61,211
	International Bank for Reconstruction & Development	2.250%	6/24/21	23,085	23,402
	International Bank for Reconstruction & Development	1.375%	9/20/21	61,100	59,656
	International Bank for Reconstruction & Development	2.000%	1/26/22	71,750	71,736
	International Bank for Reconstruction & Development	1.625%	2/10/22	23,475	23,089
	International Bank for Reconstruction & Development	1.875%	10/7/22	1,600	1,584
	International Bank for Reconstruction & Development	7.625%	1/19/23	14,000	17,911
	International Bank for Reconstruction & Development	1.750%	4/19/23	1,000	977
	International Bank for Reconstruction & Development	2.500%	11/25/24	63,650	64,447
	International Bank for Reconstruction & Development	2.125%	3/3/25	200	196
	International Bank for Reconstruction & Development	2.500%	7/29/25	31,000	31,230
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,537
	International Bank for Reconstruction & Development	1.875%	10/27/26	1,000	954
	International Bank for Reconstruction & Development	4.750%	2/15/35	3,423	4,292
	International Finance Corp.	1.250%	7/16/18	8,750	8,737
	International Finance Corp.	1.750%	9/4/18	29,170	29,268
	International Finance Corp.	1.750%	9/16/19	16,100	16,171
	International Finance Corp.	1.750%	3/30/20	25,000	24,994
	International Finance Corp.	1.625%	7/16/20	30,605	30,530
	International Finance Corp.	1.125%	7/20/21	1,250	1,211
	International Finance Corp.	2.125%	4/7/26	21,300	20,808
11	Japan Bank for International Cooperation	1.125%	7/19/17	39,500	39,500
11	Japan Bank for International Cooperation	1.750%	7/31/18	17,900	17,894
11	Japan Bank for International Cooperation	1.750%	11/13/18	19,000	18,967
11	Japan Bank for International Cooperation	2.250%	2/24/20	30,250	30,251
11	Japan Bank for International Cooperation	1.750%	5/28/20	37,600	37,140
11	Japan Bank for International Cooperation	2.125%	6/1/20	23,000	22,952
11	Japan Bank for International Cooperation	1.875%	4/20/21	9,300	9,135
11	Japan Bank for International Cooperation	1.500%	7/21/21	21,425	20,672
11	Japan Bank for International Cooperation	2.000%	11/4/21	12,000	11,770
11	Japan Bank for International Cooperation	2.500%	6/1/22	9,200	9,192
11	Japan Bank for International Cooperation	3.375%	7/31/23	7,100	7,423
11	Japan Bank for International Cooperation	3.000%	5/29/24	25,500	26,107
11	Japan Bank for International Cooperation	2.125%	2/10/25	26,200	25,241
11	Japan Bank for International Cooperation	2.500%	5/28/25	1,750	1,725
11	Japan Bank for International Cooperation	2.750%	1/21/26	5,800	5,804
11	Japan Bank for International Cooperation	2.375%	4/20/26	2,000	1,939
11	Japan Bank for International Cooperation	1.875%	7/21/26	1,250	1,157
11	Japan Bank for International Cooperation	2.875%	6/1/27	7,000	6,985
11	Japan Finance Organization for Municipalities	4.000%	1/13/21	10,400	10,945
11	Japan International Cooperation Agency	2.750%	4/27/27	12,000	11,928
10	KFW	4.500%	7/16/18	14,615	15,069
10	KFW	1.125%	8/6/18	32,050	31,964
10	KFW	1.000%	9/7/18	30,400	30,240
10	KFW	1.125%	11/16/18	29,950	29,793
10	KFW	1.375%	12/14/18	24,400	24,369
10	KFW	1.500%	2/6/19	11,000	10,995
10	KFW	1.875%	4/1/19	42,530	42,774
10	KFW	4.875%	6/17/19	38,975	41,436
10	KFW	1.000%	7/15/19	70,842	70,037
10	KFW	1.750%	10/15/19	13,800	13,840
10	KFW	4.000%	1/27/20	40,645	42,946
10	KFW	1.750%	3/31/20	38,000	37,850

111

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	KFW	1.500%	4/20/20	45,920	45,648
10	KFW	1.625%	5/29/20	48,450	48,294
10	KFW	1.875%	6/30/20	57,100	57,243
10	KFW	2.750%	9/8/20	55,380	56,980
10	KFW	2.750%	10/1/20	46,589	47,932
10	KFW	1.875%	11/30/20	4,500	4,489
10	KFW	1.625%	3/15/21	43,800	43,359
10	KFW	1.500%	6/15/21	102,760	101,058
10	KFW	2.375%	8/25/21	12,375	12,574
10	KFW	2.000%	11/30/21	85,000	84,969
10	KFW	2.625%	1/25/22	1,500	1,539
10	KFW	2.125%	3/7/22	55,250	55,412
10	KFW	2.125%	6/15/22	53,000	53,113
10	KFW	2.000%	10/4/22	24,700	24,529
10	KFW	2.125%	1/17/23	40,130	40,057
10	KFW	2.500%	11/20/24	47,950	48,531
10	KFW	2.000%	5/2/25	18,425	17,953
10	KFW	0.000%	4/18/36	15,775	8,964
10	KFW	0.000%	6/29/37	7,050	3,857
	Korea Development Bank	3.000%	3/17/19	7,145	7,250
	Korea Development Bank	2.500%	3/11/20	3,500	3,502
	Korea Development Bank	2.500%	1/13/21	1,000	995
	Korea Development Bank	4.625%	11/16/21	5,975	6,443
	Korea Development Bank	2.625%	2/27/22	20,000	19,936
	Korea Development Bank	3.000%	9/14/22	15,000	15,152
	Korea Development Bank	3.750%	1/22/24	23,490	24,444
	Korea Development Bank	2.000%	9/12/26	1,000	913
	Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,222
10	Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,540	12,599
10	Landwirtschaftliche Rentenbank	1.750%	4/15/19	3,425	3,437
10	Landwirtschaftliche Rentenbank	1.375%	10/23/19	13,665	13,591
10	Landwirtschaftliche Rentenbank	2.250%	10/1/21	100	101
10	Landwirtschaftliche Rentenbank	2.000%	1/13/25	41,660	40,576
10	Landwirtschaftliche Rentenbank	2.375%	6/10/25	24,100	24,039
10	Landwirtschaftliche Rentenbank	1.750%	7/27/26	16,675	15,654
	Nexen Energy ULC	6.200%	7/30/19	3,505	3,744
	Nexen Energy ULC	7.875%	3/15/32	9,765	13,603
	Nexen Energy ULC	5.875%	3/10/35	4,687	5,600
	Nexen Energy ULC	6.400%	5/15/37	9,984	12,793
	Nexen Energy ULC	7.500%	7/30/39	6,635	9,590
	Nordic Investment Bank	0.875%	9/27/18	5,650	5,610
	Nordic Investment Bank	1.875%	6/14/19	20,900	21,019
	Nordic Investment Bank	1.500%	9/29/20	3,100	3,066
	Nordic Investment Bank	1.250%	8/2/21	4,950	4,810
	Nordic Investment Bank	2.125%	2/1/22	3,100	3,119
	North American Development Bank	2.300%	10/10/18	2,138	2,151
	North American Development Bank	4.375%	2/11/20	2,600	2,738
	North American Development Bank	2.400%	10/26/22	6,000	5,841
12	Oesterreichische Kontrollbank AG	1.125%	4/26/19	18,300	18,134
12	Oesterreichische Kontrollbank AG	1.750%	1/24/20	16,850	16,859
12	Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,525	8,434
12	Oesterreichische Kontrollbank AG	1.500%	10/21/20	24,500	24,197
12	Oesterreichische Kontrollbank AG	1.875%	1/20/21	7,900	7,878
12	Oesterreichische Kontrollbank AG	2.375%	10/1/21	9,250	9,361
5	Oriental Republic of Uruguay	4.500%	8/14/24	12,481	13,437
5	Oriental Republic of Uruguay	4.375%	10/27/27	34,019	36,401
5	Oriental Republic of Uruguay	7.625%	3/21/36	13,445	18,285
5	Oriental Republic of Uruguay	4.125%	11/20/45	14,775	13,704
5	Oriental Republic of Uruguay	5.100%	6/18/50	34,540	35,456
	Petroleos Mexicanos	3.500%	7/18/18	13,820	13,970
	Petroleos Mexicanos	3.125%	1/23/19	1,500	1,515
	Petroleos Mexicanos	5.500%	2/4/19	21,750	22,712
	Petroleos Mexicanos	6.000%	3/5/20	5,963	6,372
	Petroleos Mexicanos	3.500%	7/23/20	14,260	14,400

112

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	5.500%	1/21/21	28,770	30,358
	Petroleos Mexicanos	6.375%	2/4/21	36,480	39,494
	Petroleos Mexicanos	4.875%	1/24/22	21,448	22,151
8	Petroleos Mexicanos	5.375%	3/13/22	5,500	5,799
	Petroleos Mexicanos	3.500%	1/30/23	17,180	16,423
	Petroleos Mexicanos	4.625%	9/21/23	32,881	33,135
	Petroleos Mexicanos	4.875%	1/18/24	27,858	28,285
5	Petroleos Mexicanos	2.290%	2/15/24	1,663	1,652
	Petroleos Mexicanos	2.378%	4/15/25	2,260	2,251
	Petroleos Mexicanos	4.500%	1/23/26	4,495	4,358
	Petroleos Mexicanos	6.875%	8/4/26	29,414	32,649
8	Petroleos Mexicanos	6.500%	3/13/27	30,000	32,226
	Petroleos Mexicanos	6.625%	6/15/35	22,361	23,179
	Petroleos Mexicanos	6.625%	6/15/38	7,475	7,622
	Petroleos Mexicanos	6.500%	6/2/41	22,030	21,918
	Petroleos Mexicanos	5.500%	6/27/44	16,527	14,605
	Petroleos Mexicanos	6.375%	1/23/45	10,214	9,972
	Petroleos Mexicanos	5.625%	1/23/46	54,561	48,709
	Petroleos Mexicanos	6.750%	9/21/47	52,923	53,382
13	Power Sector Assets & Liabilities Management Corp.	9.625%	5/15/28	1,970	2,975
	Province of Alberta	1.900%	12/6/19	23,000	22,942
	Province of British Columbia	2.650%	9/22/21	16,660	16,961
	Province of British Columbia	2.000%	10/23/22	6,500	6,426
	Province of British Columbia	6.500%	1/15/26	266	336
	Province of British Columbia	2.250%	6/2/26	5,500	5,292
	Province of Manitoba	1.750%	5/30/19	4,000	3,993
	Province of Manitoba	2.100%	9/6/22	6,450	6,382
	Province of Manitoba	3.050%	5/14/24	24,750	25,335
	Province of Manitoba	2.125%	6/22/26	5,150	4,872
	Province of Ontario	3.000%	7/16/18	8,475	8,576
	Province of Ontario	2.000%	9/27/18	11,090	11,109
	Province of Ontario	1.625%	1/18/19	27,450	27,338
	Province of Ontario	2.000%	1/30/19	10,795	10,809
	Province of Ontario	1.250%	6/17/19	13,200	13,030
	Province of Ontario	1.650%	9/27/19	25,520	25,340
	Province of Ontario	4.000%	10/7/19	22,240	23,217
	Province of Ontario	4.400%	4/14/20	33,100	35,112
	Province of Ontario	1.875%	5/21/20	26,270	26,092
	Province of Ontario	2.500%	9/10/21	33,225	33,701
	Province of Ontario	2.400%	2/8/22	14,850	14,909
	Province of Ontario	2.250%	5/18/22	31,575	31,577
	Province of Ontario	2.450%	6/29/22	9,975	9,967
	Province of Ontario	3.200%	5/16/24	2,050	2,132
	Province of Ontario	2.500%	4/27/26	12,600	12,413
	Province of Quebec	3.500%	7/29/20	17,120	17,761
	Province of Quebec	2.750%	8/25/21	17,205	17,476
	Province of Quebec	2.375%	1/31/22	18,150	18,190
	Province of Quebec	2.625%	2/13/23	25,010	25,358
	Province of Quebec	7.500%	7/15/23	250	311
	Province of Quebec	7.125%	2/9/24	10,915	13,494
	Province of Quebec	2.875%	10/16/24	12,950	13,202
	Province of Quebec	2.500%	4/20/26	17,000	16,696
	Province of Quebec	2.750%	4/12/27	45,000	44,766
	Province of Quebec	7.500%	9/15/29	19,530	27,707
	Republic of Chile	3.250%	9/14/21	200	207
	Republic of Chile	2.250%	10/30/22	10,005	9,897
	Republic of Chile	3.125%	3/27/25	500	511
	Republic of Chile	3.125%	1/21/26	29,118	29,701
	Republic of Chile	3.860%	6/21/47	14,887	14,935
	Republic of Colombia	7.375%	3/18/19	13,800	15,062
	Republic of Colombia	11.750%	2/25/20	3,350	4,159
	Republic of Colombia	4.375%	7/12/21	19,552	20,813
5	Republic of Colombia	2.625%	3/15/23	30,485	29,797
	Republic of Colombia	4.000%	2/26/24	50,635	52,696

113

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Colombia	8.125%	5/21/24	3,784	4,826
5	Republic of Colombia	4.500%	1/28/26	10,293	10,926
5	Republic of Colombia	3.875%	4/25/27	20,425	20,563
	Republic of Colombia	10.375%	1/28/33	10,050	15,364
	Republic of Colombia	7.375%	9/18/37	19,672	25,396
	Republic of Colombia	6.125%	1/18/41	27,225	31,427
5	Republic of Colombia	5.625%	2/26/44	6,432	7,032
5	Republic of Colombia	5.000%	6/15/45	45,486	45,883
	Republic of Finland	6.950%	2/15/26	1,905	2,429
	Republic of Hungary	6.250%	1/29/20	36,500	39,967
	Republic of Hungary	6.375%	3/29/21	78,871	88,730
	Republic of Hungary	5.375%	2/21/23	18,300	20,382
	Republic of Hungary	5.750%	11/22/23	1,000	1,145
	Republic of Hungary	5.375%	3/25/24	2,280	2,571
	Republic of Hungary	7.625%	3/29/41	7,405	11,027
	Republic of Italy	6.875%	9/27/23	39,715	46,883
	Republic of Italy	5.375%	6/15/33	16,695	18,891
	Republic of Korea	7.125%	4/16/19	27,198	29,672
	Republic of Korea	3.875%	9/11/23	10,650	11,376
	Republic of Korea	5.625%	11/3/25	525	631
	Republic of Korea	2.750%	1/19/27	25,300	24,799
	Republic of Korea	4.125%	6/10/44	340	402
	Republic of Panama	5.200%	1/30/20	17,788	19,211
5	Republic of Panama	4.000%	9/22/24	1,480	1,550
5	Republic of Panama	3.750%	3/16/25	16,875	17,339
	Republic of Panama	7.125%	1/29/26	20,400	25,921
	Republic of Panama	8.875%	9/30/27	850	1,211
5	Republic of Panama	3.875%	3/17/28	13,750	14,119
	Republic of Panama	9.375%	4/1/29	12,195	17,969
5	Republic of Panama	6.700%	1/26/36	31,095	40,038
5	Republic of Panama	4.500%	5/15/47	10,200	10,353
5	Republic of Panama	4.300%	4/29/53	5,000	4,912
	Republic of Peru	7.125%	3/30/19	1,000	1,095
	Republic of Peru	7.350%	7/21/25	5,500	7,240
	Republic of Peru	4.125%	8/25/27	1	1
	Republic of Peru	8.750%	11/21/33	43,914	67,317
5	Republic of Peru	6.550%	3/14/37	13,266	17,412
	Republic of Peru	5.625%	11/18/50	26,291	31,887
	Republic of Poland	6.375%	7/15/19	43,733	47,542
	Republic of Poland	5.125%	4/21/21	26,325	28,990
	Republic of Poland	5.000%	3/23/22	33,797	37,557
	Republic of Poland	3.000%	3/17/23	17,668	17,977
	Republic of Poland	4.000%	1/22/24	9,795	10,481
	Republic of Poland	3.250%	4/6/26	25,710	26,160
	Republic of the Philippines	8.375%	6/17/19	20,580	23,178
	Republic of the Philippines	4.000%	1/15/21	11,610	12,379
	Republic of the Philippines	9.500%	10/21/24	1,150	1,663
	Republic of the Philippines	10.625%	3/16/25	16,870	25,959
	Republic of the Philippines	5.500%	3/30/26	23,625	28,320
	Republic of the Philippines	9.500%	2/2/30	6,400	10,264
	Republic of the Philippines	7.750%	1/14/31	21,670	31,286
	Republic of the Philippines	6.375%	1/15/32	9,400	12,302
	Republic of the Philippines	6.375%	10/23/34	34,415	46,202
	Republic of the Philippines	5.000%	1/13/37	805	953
	Republic of the Philippines	3.950%	1/20/40	6,950	7,297
	Republic of the Philippines	3.700%	3/1/41	18,600	18,809
	Republic of the Philippines	3.700%	2/2/42	7,770	7,830
	State of Israel	5.125%	3/26/19	15,595	16,471
	State of Israel	4.000%	6/30/22	16,030	17,159
	State of Israel	3.150%	6/30/23	10,000	10,280
	State of Israel	2.875%	3/16/26	25,000	24,856
	State of Israel	4.500%	1/30/43	15,550	16,474
	Statoil ASA	1.950%	11/8/18	7,988	8,014
	Statoil ASA	5.250%	4/15/19	25,644	27,173

114

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	2.250%	11/8/19	15,050	15,136
Statoil ASA	2.900%	11/8/20	4,520	4,617
Statoil ASA	2.750%	11/10/21	17,660	17,885
Statoil ASA	3.150%	1/23/22	11,340	11,651
Statoil ASA	2.450%	1/17/23	10,375	10,253
Statoil ASA	7.750%	6/15/23	25	32
Statoil ASA	2.650%	1/15/24	18,936	18,701
Statoil ASA	3.700%	3/1/24	10,537	11,056
Statoil ASA	3.250%	11/10/24	8,650	8,814
Statoil ASA	7.250%	9/23/27	5,375	7,186
8 Statoil ASA	6.500%	12/1/28	975	1,254
Statoil ASA	7.150%	1/15/29	2,950	3,984
Statoil ASA	5.100%	8/17/40	8,146	9,326
Statoil ASA	4.250%	11/23/41	8,395	8,598
Statoil ASA	3.950%	5/15/43	10,232	10,147
Statoil ASA	4.800%	11/8/43	7,950	8,866
Svensk Exportkredit AB	1.250%	4/12/19	12,600	12,515
Svensk Exportkredit AB	1.875%	6/17/19	12,000	12,052
Svensk Exportkredit AB	1.125%	8/28/19	25,750	25,409
Svensk Exportkredit AB	1.750%	5/18/20	14,500	14,492
Svensk Exportkredit AB	1.875%	6/23/20	10,700	10,714
Svensk Exportkredit AB	1.750%	3/10/21	12,350	12,242
United Mexican States	5.125%	1/15/20	20,835	22,581
United Mexican States	3.500%	1/21/21	2,558	2,660
United Mexican States	3.625%	3/15/22	57,309	59,428
United Mexican States	4.000%	10/2/23	75,711	79,239
United Mexican States	3.600%	1/30/25	18,762	19,010
United Mexican States	4.125%	1/21/26	7,783	8,087
United Mexican States	4.150%	3/28/27	14,200	14,717
United Mexican States	7.500%	4/8/33	16,775	22,520
United Mexican States	6.750%	9/27/34	36,316	46,279
United Mexican States	6.050%	1/11/40	30,981	36,589
United Mexican States	4.750%	3/8/44	66,171	66,250
United Mexican States	5.550%	1/21/45	4,022	4,492
United Mexican States	4.600%	1/23/46	12,439	12,164
United Mexican States	4.350%	1/15/47	17,450	16,449
United Mexican States	5.750%	10/12/10	28,250	29,303

Total Sovereign Bonds (Cost $8,893,041)				8,993,057

Taxable Municipal Bonds (0.8%)
Alabama Economic Settlement Authority BP Settlement
Revenue	3.163%	9/15/25	4,500	4,566
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	2,050	2,963
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	65
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	2,300	3,404
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,244
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	8,550	10,665
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	2,175	2,702
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	2,215
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,625	12,158
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,722
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	17,045	24,368

115

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,900	4,437
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	10,330	15,618
California Department of Water Resources Power
Supply Revenue	2.000%	5/1/22	14,745	14,574
California GO	6.200%	3/1/19	1,400	1,504
California GO	6.200%	10/1/19	11,100	12,147
California GO	5.700%	11/1/21	24,150	27,492
California GO	2.367%	4/1/22	2,000	2,006
California GO	7.500%	4/1/34	35,650	51,771
California GO	7.950%	3/1/36	550	631
California GO	7.550%	4/1/39	11,730	17,900
California GO	7.300%	10/1/39	5,880	8,598
California GO	7.350%	11/1/39	24,970	36,646
California GO	7.625%	3/1/40	15,400	23,463
California GO	7.600%	11/1/40	10,800	16,818
California State University Systemwide Revenue	3.899%	11/1/47	3,220	3,307
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,410	1,786
Chicago IL GO	7.045%	1/1/29	3,000	3,120
Chicago IL GO	7.375%	1/1/33	1,550	1,617
Chicago IL GO	7.781%	1/1/35	2,010	2,103
Chicago IL GO	6.314%	1/1/44	3,700	3,456
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,050	9,862
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,745	2,358
Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,375	2,852
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	7,035	8,946
Chicago IL Water Revenue	6.742%	11/1/40	5,750	7,326
Clark County NV Airport System Revenue	6.881%	7/1/42	475	520
Clark County NV Airport System Revenue	6.820%	7/1/45	3,745	5,450
Connecticut GO	5.090%	10/1/30	8,770	9,624
Connecticut GO	5.850%	3/15/32	6,410	7,490
Cook County IL GO	6.229%	11/15/34	5,550	6,807
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,613
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	2,065	2,762
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	3,850	4,590
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	9,840	13,096
Dallas TX Independent School District GO	6.450%	2/15/35	3,750	4,273
Dartmouth College New Hampshire GO	4.750%	6/1/19	712	754
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,175	1,453
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	11,600	12,289
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,255	6,916
Emory University Georgia GO	5.625%	9/1/19	7,000	7,479
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	4,029
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	2,000	2,015
Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	7,330	7,374
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	7,800	7,846
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	14,565	14,887
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,728
George Washington University District of Columbia GO	4.300%	9/15/44	4,825	5,086
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	13,000	15,959
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	6,730	8,221
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,700	4,256
Houston TX GO	6.290%	3/1/32	15,160	17,993

116

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Illinois GO	4.350%	6/1/18	6	6
	Illinois GO	5.877%	3/1/19	8,695	9,028
	Illinois GO	4.950%	6/1/23	14,875	15,051
	Illinois GO	5.100%	6/1/33	57,279	53,606
	Illinois GO	6.630%	2/1/35	8,155	8,380
	Illinois GO	6.725%	4/1/35	5,975	6,128
	Illinois GO	7.350%	7/1/35	8,700	9,314
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	5,230	6,707
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	2,071
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	3.985%	1/1/29	6,300	6,724
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	4.532%	1/1/35	4,100	4,520
	Kansas Department of Transportation Highway Revenue	4.596%	9/1/35	1,900	2,179
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	400	439
14	Kansas Development Finance Authority Revenue (Public
	Employees Retirement System)	5.501%	5/1/34	4,300	4,958
	Kentucky Asset/Liability Commission General Fund
	Revenue	3.165%	4/1/18	104	105
	Los Angeles CA Community College District GO	6.750%	8/1/49	3,025	4,583
	Los Angeles CA Department of Water & Power Revenue	5.716%	7/1/39	3,840	4,905
	Los Angeles CA Department of Water & Power Revenue	6.166%	7/1/40	1,550	1,720
	Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	2,700	3,936
	Los Angeles CA Department of Water & Power Revenue	6.603%	7/1/50	5,060	7,456
	Los Angeles CA Unified School District GO	5.750%	7/1/34	10,100	12,765
	Los Angeles CA Unified School District GO	6.758%	7/1/34	14,910	20,522
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	8,500	10,753
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	2,250	3,348
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	2,330	3,053
	Massachusetts GO	4.200%	12/1/21	5,020	5,353
	Massachusetts GO	4.500%	8/1/31	400	451
	Massachusetts GO	5.456%	12/1/39	5,250	6,625
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	3,100	3,951
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,293
	Metropolitan Government of Nashville & Davidson
	County TN Convention Center Authority Tourism Tax
	Revenue	6.731%	7/1/43	2,260	3,026
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	6,425	9,368
	Mississippi GO	5.245%	11/1/34	1,375	1,643
	Missouri Health & Educational Facilities Authority
	Revenue (Washington University)	3.652%	8/15/57	5,750	5,681
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	1,650	1,975
15	New Jersey Economic Development Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	15,525	19,069
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	12,075	12,910
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	15,355	16,085
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	8,635	10,048
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,050	21,103
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	14,350	20,918
	New York City NY GO	6.246%	6/1/35	2,150	2,370

117

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York City NY GO	5.517%	10/1/37	7,150	8,898
	New York City NY GO	6.271%	12/1/37	1,950	2,621
	New York City NY Housing Development Corp. Multi-
	Family Mortgage Revenue (8 Spruce Street)	3.709%	2/15/48	150	152
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,897
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	395	523
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,921
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,430
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	4,400	5,644
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	19,775	26,749
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	4,675	5,779
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	8,550	10,697
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	20,405	30,899
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	1,950	2,439
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.668%	11/15/39	200	273
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	2,140	2,649
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	765	964
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	5,875	7,210
	New York University Hospitals Center Revenue	5.750%	7/1/43	4,780	5,987
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	10,730	15,646
	Ohio State University General Receipts Revenue	4.910%	6/1/40	9,260	11,142
	Ohio State University General Receipts Revenue	3.798%	12/1/46	1,650	1,676
	Ohio State University General Receipts Revenue	4.800%	6/1/11	3,200	3,288
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,905
	Oregon Department of Transportation Highway User Tax
	Revenue	5.834%	11/15/34	2,425	3,123
	Oregon GO	5.892%	6/1/27	2,730	3,301
14	Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,407
15	Oregon School Boards Association GO	5.680%	6/30/28	1,375	1,643
	Pennsylvania Public School Building Authority Lease
	Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,868
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,150	2,680
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,254
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	12,075	15,281
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	6,355	8,042
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	6,300	7,479
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	4,625	5,017
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	3,600	4,237
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,900	23,860
	President & Fellows of Harvard College Massachusetts
	GO	4.875%	10/15/40	6,100	7,447
	President & Fellows of Harvard College Massachusetts
	GO	3.150%	7/15/46	6,062	5,792
	Princeton University New Jersey GO	4.950%	3/1/19	100	105
	Princeton University New Jersey GO	5.700%	3/1/39	3,607	4,910
	Regents of the University of California Revenue	3.063%	7/1/25	10,650	10,726
	Regional Transportation District of Colorado Sales Tax
	Revenue	5.844%	11/1/50	3,400	4,577
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	3,225	3,895

118

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	3,700	4,377
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,646
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,750	8,626
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,300	5,787
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	2,225	2,948
San Diego County CA Water Authority Revenue	6.138%	5/1/49	11,720	15,831
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	4,950	7,251
Santa Clara Valley CA Transportation Authority Sales Tax
Revenue	5.876%	4/1/32	8,800	10,828
South Carolina Public Service Authority Revenue	2.388%	12/1/23	4,250	4,011
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,450	9,993
Stanford University California GO	4.750%	5/1/19	30	32
Texas GO	5.517%	4/1/39	8,265	10,761
Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	5,951
Texas Transportation Commission Revenue	4.631%	4/1/33	8,450	9,593
Texas Transportation Commission Revenue	4.681%	4/1/40	2,850	3,351
University of California Regents Medical Center Revenue	6.548%	5/15/48	3,950	5,361
University of California Regents Medical Center Revenue	6.583%	5/15/49	2,575	3,498
University of California Revenue	6.270%	5/15/31	500	537
University of California Revenue	5.770%	5/15/43	1,120	1,435
University of California Revenue	5.946%	5/15/45	13,100	16,736
University of California Revenue	4.858%	5/15/12	17,190	17,753
University of California Revenue	4.767%	5/15/15	8,000	8,099
University of Southern California GO	5.250%	10/1/11	3,400	4,116
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	1,535	1,667
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	100	121
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,210	1,426
Utah GO	4.554%	7/1/24	2,425	2,666
Utah GO	3.539%	7/1/25	8,710	9,168
Washington GO	5.140%	8/1/40	6,035	7,373
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	17,970	18,356
Wisconsin General Fund Annual Appropriation Revenue	3.154%	5/1/27	3,100	3,114
14 Wisconsin GO	5.700%	5/1/26	1,300	1,508

Total Taxable Municipal Bonds (Cost $1,205,208)				1,356,999

				Market
				Value
	Coupon		Shares	($000)

Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
16 Vanguard Market Liquidity Fund (Cost
$3,475,595)	1.181%		34,754,007	3,476,096

Total Investments (101.4%) (Cost $183,603,013)				185,916,411
Other Assets and Liabilities—Net (-1.4%)				(2,463,026)

Net Assets (100%)				183,453,385

1 Securities with a value of $955,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

119

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2017

5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2017.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $985,049,000, representing
0.5% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Government of Japan.
12 Guaranteed by the Republic of Austria.
13 Guaranteed by the Republic of the Philippines.
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

120

This page intentionally left blank.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA842 082017

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 17, 2017
VANGUARD BOND INDEX FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 17, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.